UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material Pursuant to §240.14a-12

Qell Acquisition Corp.

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LETTER TO SHAREHOLDERS OF QELL ACQUISITION CORP.
Qell Acquisition Corp.
505 Montgomery Street, Suite 1100
San Francisco, California 94111
Dear Qell Acquisition Corp. Shareholder:
You are cordially invited to attend an extraordinary general meeting of Qell Acquisition Corp., a Cayman Islands exempted company (“Qell”), which will be held on Friday, September 10, 2021 at 9:00 a.m., New York City time, at the offices of Goodwin Procter LLP located at 620 Eighth Avenue, New York, New York 10018 (the “General Meeting”).
On March 30, 2021, Qell, Lilium GmbH, a German limited liability company (“Lilium”), Lilium B.V., a Dutch private liability company (besloten vennootschap met beperkte aansprakelijkheid) (which will be converted into a Dutch public limited liability company (naamloze vennootschap) (“Holdco”)) prior to closing of the Business Combination), and Queen Cayman Merger LLC, a Cayman Islands limited liability company and wholly owned subsidiary of Holdco (“Merger Sub”) entered into a Business Combination Agreement (as it may be amended from time to time, the “Business Combination Agreement”), pursuant to which certain transactions will occur, and in connection therewith, Holdco will become the ultimate parent company of Lilium and, prior to the immediate commencement of winding up proceedings, Merger Sub, the surviving entity in a merger with Qell (the “Business Combination”). Merger Sub made an election, effective as of the date of its formation, to be treated as an entity disregarded from Holdco for U.S. federal income tax purposes.
At the General Meeting, Qell shareholders will be asked to consider and vote upon: (i) a proposal, as an ordinary resolution (the “Business Combination Proposal”), to adopt and approve the Business Combination Agreement, a copy of which is attached to the accompanying proxy statement/prospectus as Annex A, and the transactions contemplated thereby, including the Business Combination (Proposal No. 1), (ii) a proposal, as a special resolution (the “Merger Proposal”) to authorise and approve the Plan of Merger pursuant to which Qell will merge with and into Merger Sub, with Merger Sub as the surviving company in accordance with the relevant provisions of the Cayman Islands Acts (the “Merger”), and the remaining transactions contemplated thereby (Proposal No. 2), (iii) a proposal, as an ordinary resolution (the “Incentive Plan Proposal”) to adopt and approve the Holdco 2021 Equity Incentive Plan (the “Incentive Plan”), which will be substantially in the form attached to the accompanying proxy statement/prospectus as Annex C, including the authorization of the initial share reserve under the Incentive Plan (Proposal No. 3), and (iv) a proposal, as an ordinary resolution (the “ESPP Proposal”) to adopt and approve the Holdco 2021 Employee Share Purchase Plan (the “ESPP”), a copy of which is attached to this proxy statement/prospectus as Annex D, including the authorization of the initial share reserve under the ESPP (Proposal No. 4).
As further described in the accompanying proxy statement/prospectus, subject to the terms and conditions of the Business Combination Agreement, upon consummation of the Business Combination, among other things:
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Qell will merge with and into Merger Sub, with Merger Sub as the surviving company (the “Surviving Company”) in the Merger;

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In connection with the Merger, each issued and outstanding ordinary share of Qell will be converted into a claim for a corresponding equity security in the Merger Sub, and such claim shall then be contributed into Holdco in exchange for one class A ordinary share in the share capital of Holdco (a “Holdco Class A Share”);

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Immediately following the Merger, Holdco will cause Merger Sub to, and Merger Sub will, commence winding up under the Cayman LLC Act and distribute all of its tangible and intangible assets (including all cash) and transfer any and all of its liabilities to Holdco (the “Liquidation Distribution and Assumption”);

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Immediately following the Liquidation Distribution and Assumption, Holdco will take a series of actions including, but not limited to, (i) appointment of Daniel Wiegand as executive director to the board of directors of Holdco, and (ii) execution of the Holdco Board Agreements (as defined in the Business Combination Agreement);

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The shareholders of Lilium (“Participating Shareholders”) will exchange (the “Exchange”) their Lilium shares for shares in the capital of Holdco (“Holdco Shares”). All Lilium shareholders, but for Daniel Wiegand, will receive Holdco Class A Shares in the Exchange. Daniel Wiegand will receive class B ordinary shares in the share capital of Holdco (“Holdco Class B Shares”). Holdco Class B Shares will rank pari passu with Holdco Class A Shares in all respects, provided they will be entitled to 3x super voting rights, subject to customary sunset provisions; and

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Each outstanding warrant to purchase a Qell Class A Ordinary Share will, by its terms, convert into a warrant to purchase one Holdco Class A Share, on the same contractual terms (“Holdco Public Warrants”).

In connection with the foregoing and concurrently with the execution of the Business Combination Agreement, Qell and Holdco entered into Subscription Agreements (the “Subscription Agreements”) with certain investors (the “PIPE Investors”), pursuant to which the PIPE Investors agreed to subscribe for and purchase, and Holdco agreed to issue and sell to such PIPE Investors, an aggregate of 45,000,000 Holdco Shares at $10.00 per share for gross proceeds of $450,000,000 (the “PIPE Financing”) on the Final Closing Date. The Holdco Shares to be issued pursuant to the Subscription Agreements have not been registered under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder. Holdco will grant the PIPE Investors certain registration rights in connection with the PIPE Financing. The PIPE Financing is contingent upon, among other things, the closing of the Business Combination.
Additionally, in connection with their entry into the Business Combination Agreement, Qell and Holdco entered into a letter agreement (the “Sponsor Letter Agreement”) with Qell Partners LLC (the “Sponsor”) and Lilium, pursuant to which the Sponsor has agreed (a) to vote in favor of the Business Combination Agreement and the transactions contemplated thereby and take all actions reasonably necessary to cause the closing of the Business Combination, including execution of the Holdco shareholder approval, (b) to waive any adjustment to the conversion ratio set forth in the Qell’s amended and restated memorandum and articles of association or any other anti-dilution or similar protection with respect to the Qell Class B Ordinary Shares held by them, and (c) forfeit 1,828,945 Qell Class B Ordinary Shares that would otherwise have converted into 1,828,945 Holdco Class A Shares in connection with the Merger for no consideration, and subject 3,063,422 of the Holdco Shares acquired by the Sponsor in connection with the Merger (in addition to any New Shares (as defined in the Sponsor Letter Agreement) issued with respect to such Holdco Shares) to certain time and performance vesting provisions.
It is anticipated that, upon completion of the Business Combination: (i) Qell’s public shareholders will receive approximately 12% of Holdco Shares and 11% of the voting rights; (ii) the PIPE Investors will receive approximately 15% of Holdco Shares and 12% of the voting rights; (iii) the Sponsor will receive approximately 2% of Holdco Shares and 2% of the voting rights; and (iv) the Participating Shareholders will receive approximately 71% of Holdco Shares and 75% of the voting rights. These ownership levels in Holdco assume the following: (i) no redemptions by the public shareholders, (ii) that the amount in the Trust Account is $379,656,050 (which was the approximate value of the Trust Account as of June 30, 2021, not taking into account $13,282,500 of deferred underwriting fees to be paid), (iii) Participating Shareholders represent 100% of the issued and outstanding shares of Lilium and there are no “change of control” payments made or required to be made by Lilium, (iv) that none of the Private Placement Warrants or the Holdco Public Warrants have been exercised, (v) that PIPE Investors fund the PIPE Financing in full in accordance with the Subscription Agreements and (vi) that neither the exercise of any ESOP awards that will be outstanding as at Closing (and which are expected to represent an aggregate of 22,846,709 Holdco Class A Shares), nor the exercise of any awards that may be issued under Holdco's Incentive Plan or ESPP following Closing, have been taken into account. If all of the Private Placement Warrants and Holdco Public Warrants were exercisable and immediately exercised upon completion of the Business Combination on a 1:1 basis for cash, Qell’s public shareholders would hold in aggregate approximately 15% of Holdco Shares and 14% of the voting rights, and the Sponsor would hold in aggregate approximately 4% of Holdco Shares and 4% of the voting rights; however, note that the warrants are subject to restrictions on the timing of their exercise and may also be exercisable on a cashless basis by reference to the fair market value of the ordinary shares, and these percentages are therefore indicative only.
In addition to the Business Combination Proposal, the Merger Proposal, the Incentive Plan Proposal, and the ESPP Proposal, Qell shareholders are being asked to consider and vote upon a proposal to adjourn the General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination

Proposal (Proposal No. 1) and the Merger Proposal (Proposal No. 2) (the “Adjournment Proposal”). The Adjournment Proposal (Proposal No. 5) will only be presented to Qell shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal or the Merger Proposal. Each of these proposals is more fully described in this proxy statement/prospectus, which each shareholder is encouraged to read carefully.
The Qell Class A Ordinary Shares, Qell Public Units and Qell Public Warrants are currently listed on the Nasdaq Capital Market (“Nasdaq”) under the symbols “Qell,” “QellU” and “QellW,” respectively. Upon the closing of the Business Combination, the Qell securities will be delisted from Nasdaq. Holdco intends to apply to list the Holdco Class A Shares and Holdco Public Warrants on Nasdaq under the symbols “LILM” and “LILMW” respectively, upon the closing of the Business Combination. We cannot assure you that the Holdco Shares or Holdco Public Warrants will be approved for listing on Nasdaq.
Holdco is an “emerging growth company” under applicable United States federal securities laws and will be subject to reduced public company reporting requirements. Investing in Holdco’s securities involves a high degree of risk. See “Risk Factors” beginning on page 47 of the accompanying proxy statement/prospectus for a discussion of information that should be considered in connection with an investment in Holdco’s securities.
With respect to Qell and the holders of the Qell Ordinary Shares, the accompanying proxy statement/prospectus serves as a:
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proxy statement for the extraordinary general meeting of Qell shareholders being held on September 10, 2021, where Qell shareholders will vote on, among other things, proposals to adopt, approve and authorize each of the Business Combination Agreement and the Plan of Merger, and the transactions contemplated thereby; and

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prospectus for the Holdco Shares and Holdco Public Warrants that Qell shareholders, Lilium shareholders and public warrant holders will receive in the Business Combination.

Pursuant to the Qell amended and restated memorandum and articles of association, Qell is providing its public shareholders with the opportunity to redeem, upon the closing of the Business Combination, Qell Class A Ordinary Shares then held by them for cash equal to their pro rata share of the aggregate amount then on deposit (as of two business days prior to the closing of the Business Combination) in the trust account established by Qell containing the proceeds of Qell’s initial public offering (the “Qell IPO”) and from certain private placements occurring simultaneously with the Qell IPO for the benefit of Qell’s public shareholders (the “Trust Account”). Redemptions referred to herein shall take effect as repurchases under the Qell amended and restated memorandum and articles of association (the “Qell Shareholder Redemption”). The per-share amount Qell will distribute to investors who properly redeem their Qell Class A Ordinary Shares will not be reduced by the aggregate deferred underwriting commission of $13,282,500 that Qell will pay to the underwriters of the Qell IPO or transaction expenses incurred in connection with the Business Combination. For illustrative purposes, based on the fair value of marketable securities held in the Trust Account of approximately $379,657,696 as August 6, 2021, the estimated per Qell Class A Ordinary Share redemption price would have been approximately $10.00.The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to the Transfer Agent in order to validly redeem its shares. Public shareholders may elect to redeem their shares even if they vote for the Business Combination Proposal. A public shareholder, together with any of his, her or its affiliates or any other person with whom it is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group’s shares, in excess of 15% of the outstanding Qell Class A Ordinary Shares (i.e., in excess of 5,692,500 Qell Class A Ordinary Shares). Each redemption of Qell Class A Ordinary Shares by Qell’s public shareholders will reduce the amount in the Trust Account. The Business Combination Agreement provides that Lilium’s obligation to consummate the Business Combination is conditioned on the amount of cash in the Trust Account (after giving effect to the Qell Shareholder Redemption) together with the proceeds actually received from the PIPE Financing being at least $450,000,000 (the “Aggregate Holdco Transaction Proceeds Condition”). The committed PIPE subscriptions are sufficient to satisfy this condition if fully funded, even if existing Qell shareholders exercise their redemption rights.
The conditions to closing in the Business Combination Agreement are for the sole benefit of the parties thereto and may be waived by such parties. In no event will Qell redeem its Qell Class A Ordinary Shares in an amount that would cause its (or Holdco’s after giving effect to the Business Combination) net tangible assets to be less than $5,000,001, as provided in the Qell amended and restated memorandum and articles of association and as required as a closing condition to each party’s obligation to consummate the Business Combination under the terms of the Business Combination Agreement. Holders of outstanding Qell Public Warrants do not have redemption rights in connection with the Business Combination. Unless otherwise specified, the information in the accompanying proxy statement/prospectus assumes that (i) none of Qell’s public shareholders exercise their redemption rights with respect to their Qell Class A Ordinary Shares and (ii) Lilium shareholders represent 100% of the issued and outstanding shares of Lilium and there are no “change of control” payments made or required to be made by Lilium. For more information about the factors that affect the assumptions above, please see the section entitled “The Business Combination — Ownership of Holdco.”
The Sponsor has agreed, for no additional consideration, to waive its redemption rights with respect to any Qell Ordinary Shares held by the Sponsor in connection with the consummation of the Business Combination (the “Founder Shares”), and such shares will be excluded from the pro rata calculation used to determine the per-share redemption price. Currently, the Sponsor owns 20% of the issued and outstanding Qell Ordinary Shares, including all of the Founder Shares. The Sponsor has agreed to vote any Qell Ordinary Shares owned by them in favor of the Business Combination and the transactions contemplated thereby. The Founder Shares are subject to transfer restrictions. The Qell amended and restated memorandum and articles of association includes a conversion adjustment which provides that the Founder Shares will automatically convert at the time of the Business Combination into a number of Qell Class A Ordinary Shares one day after the closing of the Business Combination, at a conversion rate that entitles the holders of such Founder Shares to continue to own, in the aggregate, 20% of the issued and outstanding Qell Ordinary Shares after giving effect to the PIPE Financing. However, the Sponsor has agreed to waive such conversion adjustment pursuant to the Sponsor Letter Agreement. As a result, each remaining Founder Share will be exchanged for one Holdco Share at the closing of the Business Combination, such that the Sponsor will hold approximately 2.3% (on a fully diluted basis) of the total number of Holdco Shares outstanding after the consummation of the Business Combination. Please see the section entitled “Frequently Used Terms and Basis of Presentation” in the accompanying proxy statement/prospectus for assumptions relating to this calculation.
Qell is providing the accompanying proxy statement/prospectus and accompanying proxy card to its shareholders in connection with the solicitation of proxies to be voted at the General Meeting and at any adjournments or postponements of the General Meeting. Information about the General Meeting, the Business Combination, the Merger and other related business to be considered by the Qell shareholders at the General Meeting is included in the accompanying proxy statement/prospectus. Whether or not you plan to attend the General Meeting, all Qell shareholders are urged to read carefully the accompanying proxy statement/prospectus, including the Annexes and the accompanying financial statements of Holdco, Qell and Lilium carefully and in their entirety. In particular, you are urged to read carefully the section entitled “Risk Factors” beginning on page 47 of the accompanying proxy statement/prospectus.
After careful consideration, the Qell Board has approved the Business Combination Agreement, the Business Combination and the Merger, and recommends that Qell shareholders vote “FOR” the Business Combination Proposal, “FOR” the Merger Proposal, “FOR” the Incentive Plan Proposal, “FOR” the ESPP Proposal, and “FOR” all other proposals presented to Qell shareholders in the accompanying proxy statement/prospectus. When you consider the Qell Board’s recommendation of these proposals, you should keep in mind that certain Qell directors and officers have interests in the Business Combination that may conflict with your interests as a shareholder. Please see the section entitled “The Business Combination — Interests of Certain Persons in the Business Combination” in the accompanying proxy statement/prospectus for additional information.
Approval of the Merger Proposal requires the affirmative vote of holders of at least two-thirds of the Qell Ordinary Shares that are entitled to vote and are voted at the General Meeting. Approval of the Business Combination Proposal, the Incentive Plan Proposal, the ESPP Proposal, and the Adjournment Proposal each require the affirmative vote of holders of a majority of the Qell Ordinary Shares that are entitled to vote and are voted at the General Meeting.
Your vote is very important.   Whether or not you plan to attend the General Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement/prospectus to ensure that your shares are represented at the General Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the General Meeting. The transactions contemplated by the Business Combination Agreement, including the Merger, will be consummated only if both the Business Combination Proposal and the Merger Proposal are approved at the General Meeting. The closing of the Business Combination is conditioned upon the approval of the Business Combination Proposal and the Merger Proposal. The Incentive Plan Proposal and ESPP Proposal are conditioned on the approval of the Business Combination Proposal and the Merger Proposal. If both the Business Combination Proposal and the Merger Proposal are not approved, the Incentive Plan Proposal and the ESPP Proposal will have no effect, even if approved by our shareholders. The Adjournment Proposal is not conditioned on the approval of any other proposal set forth in the accompanying proxy statement/prospectus.
If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the proposals presented at the General Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the General Meeting in person, the effect will be, among other things, that your shares will not be counted for purposes of determining whether a quorum is present at the General Meeting. If you are a shareholder of record and you attend the General Meeting and wish to vote in person, you may withdraw your proxy and vote in person.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND THAT QELL REDEEM YOUR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED VOTE AT THE GENERAL MEETING. THE REDEMPTION RIGHTS INCLUDE THE REQUIREMENT THAT A HOLDER MUST IDENTIFY HIMSELF, HERSELF OR ITSELF IN WRITING AS A BENEFICIAL HOLDER AND PROVIDE HIS, HER OR ITS LEGAL NAME, PHONE NUMBER AND ADDRESS TO THE TRANSFER AGENT IN ORDER TO VALIDLY REDEEM HIS, HER OR ITS SHARES. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF THE BUSINESS COMBINATION IS NOT COMPLETED, THEN THESE SHARES WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
On behalf of the Qell Board, I would like to thank you for your support of Qell and look forward to a successful completion of the Business Combination.
Sincerely,
August 11, 2021

Barry Engle
Chief Executive Officer and Director
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS PROXY STATEMENT/PROSPECTUS, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.
The accompanying proxy statement/prospectus is dated August 9, 2021, and is expected to be first mailed or otherwise delivered to Qell shareholders on or about August 11, 2021.

ADDITIONAL INFORMATION
No person is authorized to give any information or to make any representation with respect to the matters that this proxy statement/prospectus describes other than those contained in this proxy statement/prospectus, and, if given or made, the information or representation must not be relied upon as having been authorized by Holdco, Qell or Lilium. This proxy statement/prospectus does not constitute an offer to sell or a solicitation of an offer to buy securities or a solicitation of a proxy in any jurisdiction where, or to any person to whom, it is unlawful to make such an offer or a solicitation. Neither the delivery of this proxy statement/prospectus nor any distribution of securities made under this proxy statement/prospectus will, under any circumstances, create an implication that there has been no change in the affairs of Holdco, Qell or Lilium since the date of this proxy statement/prospectus or that any information contained herein is correct as of any time subsequent to such date.

NOTICE OF EXTRAORDINARY GENERAL MEETING
OF QELL ACQUISITION CORP.
TO BE HELD SEPTEMBER 10, 2021
To the Shareholders of Qell Acquisition Corp.:
NOTICE IS HEREBY GIVEN that an extraordinary general meeting of Qell Acquisition Corp., a Cayman Islands exempted company (“Qell”), will be held on Friday, September 10, 2021 at 9:00 a.m., New York City time, at the offices of Goodwin Procter LLP located at 620 Eighth Avenue, New York, New York 10018 (the “General Meeting”). You are cordially invited to attend the General Meeting to conduct the following items of business and/or consider, and if thought fit, approve the following resolutions:
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Business Combination Proposal — RESOLVED, as an ordinary resolution (the “Business Combination Proposal” or “Proposal No. 1”) that the Business Combination Agreement, dated as of March 30, 2021 (as it may be amended from time to time, the “Business Combination Agreement,” a copy of which is attached to the accompanying proxy statement/prospectus as Annex A), by and among Qell, Lilium GmbH, a German limited liability company (“Lilium”), Lilium B.V., a Dutch private liability company (besloten vennootschap met beperkte aansprakelijkheid) (which will be converted into a Dutch public limited liability company (naamloze vennootschap) (“Holdco”)) prior to closing of the Business Combination), Queen Cayman Merger LLC, a Cayman Islands limited liability company (“Merger Sub”) pursuant to which several transactions will occur, and in connection therewith, Holdco will become the ultimate parent company of Lilium and, prior to the immediate commencement of winding up proceedings, Merger Sub, the surviving entity in the merger with Qell (the “Business Combination”), and the consummation of the transactions contemplated thereby be confirmed, ratified and approved in all respects;

2.
Merger Proposal — RESOLVED, as a special resolution (the “Merger Proposal” or “Proposal No. 2”) that the plan of merger in the form tabled to the General Meeting (a draft of which is attached to the accompanying proxy statement/prospectus as Annex B, the “Plan of Merger”) pursuant to which Qell will merge with and into Merger Sub (the “Merger”) so that Merger Sub will be the surviving company and all the undertaking, property and liabilities of Qell vest in Merger Sub by virtue of such Merger pursuant to the Companies Act (2021 Revision) of the Cayman Islands and the Limited Liability Companies Act (2021 Revision) of the Cayman Islands, and the consummation of the Merger and the remaining transactions contemplated there, be authorized, approved and confirmed in all respects; and Qell be authorized to enter into the Plan of Merger;

3.
Incentive Plan Proposal — RESOLVED, as an ordinary resolution (the “Incentive Plan Proposal” or “Proposal No. 3”) a proposal to approve, assuming the Business Combination Proposal and Merger Proposal are approved and adopted, the Holdco 2021 Equity Incentive Plan (the “Incentive Plan”), a copy of which is attached to the accompanying proxy statement/prospectus as Annex C, including the authorization of the initial share reserve under the Incentive Plan;

4.
Employee Share Purchase Plan Proposal — RESOLVED, as an ordinary resolution (the “ESPP Proposal” or “Proposal No. 4”) a proposal to approve, assuming the Business Combination Proposal and Merger Proposal are approved and adopted, the Holdco 2021 Employee Share Purchase Plan (the “ESPP”), a copy of which is attached to the accompanying proxy statement/prospectus as Annex D, including the authorization of the initial share reserve under the ESPP; and

5.
Adjournment Proposal — RESOLVED, as an ordinary resolution, to adjourn the General Meeting to a later date or dates (A) in order to solicit additional proxies from Qell shareholders in favor of the Business Combination Proposal or the Merger Proposal, (B) if as of the time for which the General Meeting is scheduled, there are insufficient Qell Ordinary Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the General Meeting, or (C) to allow reasonable time for the filing or mailing of any supplemental or amended disclosures that Qell has determined, based on the advice of outside legal counsel, is reasonably likely to be required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by Qell shareholders prior to the General Meeting.

The record date for the General Meeting for Qell shareholders that hold their shares in “street name” is July 16, 2021 for Qell shareholders holding their shares in “street name”, only shareholders at the close of business on that date may vote at the General Meeting or any adjournment thereof. For the avoidance of doubt, the record date does not apply to Qell shareholders that hold their shares in registered form and are registered as shareholders in Qell’s register of members. Qell shareholders that hold their shares in registered form are entitled to one vote on each proposal presented at the General Meeting for each Qell Ordinary Share held on the date of the General Meeting.
As further described in this proxy statement/prospectus, subject to the terms and conditions of the Business Combination Agreement, upon consummation of the Business Combination, among other things:
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Qell will merge with and into Merger Sub (the “Merger”), with Merger Sub as the surviving company (the “Surviving Company”) in the Merger;

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In connection with the Merger, each issued and outstanding ordinary share of Qell will be converted into a claim for a corresponding equity security in the Merger Sub, and such claim shall then be contributed into Holdco in exchange for one class A ordinary share in the share capital of Holdco (a “Holdco Class A Share”);

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Immediately following the Merger, Holdco will cause Merger Sub to, and Merger Sub will, commence winding up under the Cayman LLC Act and distribute all of its tangible and intangible assets (including all cash) and transfer any and all of its liabilities to Holdco (the “Liquidation Distribution and Assumption”);

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Immediately following the Liquidation Distribution and Assumption, Holdco will take a series of actions including, but not limited to, (i) appointment of Daniel Wiegand as executive director to the board of directors of Holdco, and (ii) execution of the Holdco Board Agreements (as defined in the Business Combination Agreement);

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The shareholders of Lilium (the “Participating Shareholders”) will exchange (the “Exchange”) their Lilium shares for shares in the capital of Holdco (“Holdco Shares”). All Lilium shareholders, but for Daniel Wiegand, will receive Holdco Class A Shares in the Exchange. Daniel Wiegand will receive class B ordinary shares in the share capital of Holdco (“Holdco Class B Shares”). Holdco Class B Shares will rank pari passu with Holdco Class A Shares in all respects, provided they will be entitled to 3x super voting rights, subject to customary sunset provisions; and

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Each outstanding warrant to purchase a Qell Class A Ordinary Share will, by its terms, convert into a warrant to purchase one Holdco Class A Share, on the same contractual terms.

In connection with the foregoing and concurrently with the execution of the Business Combination Agreement, Qell and Holdco entered into Subscription Agreements (the “Subscription Agreements”) with certain investors (the “PIPE Investors”), pursuant to which the PIPE Investors agreed to subscribe for and purchase, and Holdco agreed to issue and sell to such PIPE Investors, an aggregate of 45,000,000 Holdco Shares at $10.00 per share for gross proceeds of $450,000,000 (the “PIPE Financing”) on the Final Closing Date. The Holdco Shares to be issued pursuant to the Subscription Agreements have not been registered under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder. Holdco will grant the PIPE Investors certain registration rights in connection with the PIPE Financing. The PIPE Financing is contingent upon, among other things, the closing of the Business Combination.
Additionally, in connection with their entry into the Business Combination Agreement, Qell and Holdco entered into a letter agreement (the “Sponsor Letter Agreement”) with Qell Partners LLC (the “Sponsor”) and Lilium, pursuant to which the Sponsor has agreed (a) to vote in favor of the Business Combination Agreement and the transactions contemplated thereby and take all actions reasonably necessary to cause the closing of the Business Combination, including execution of the Holdco shareholder approval, (b) to waive any adjustment to the conversion ratio set forth in the Qell’s amended and restated memorandum and articles of association or any other anti-dilution or similar protection with respect to the Qell Class B Ordinary Shares of Qell held by them, and (c) forfeit 1,828,945 Qell Class B Ordinary Shares that would otherwise have converted into 1,828,945 Holdco Class A Shares in connection with the Merger for no consideration, and subject 3,063,422 of the Holdco Shares acquired by the Sponsor in connection with the Merger (in addition to any New Shares (as defined in the Sponsor Letter Agreement) issued with respect to such Holdco Shares) to certain time and performance vesting provisions.
The above matters are more fully described in this proxy statement/prospectus, which also includes, as Annex A, a copy of the Business Combination Agreement. You are urged to read carefully this proxy statement/prospectus in its entirety, including the Annexes and accompanying financial statements of Holdco, Qell and Lilium.
Pursuant to the Qell amended and restated memorandum and articles of association, Qell is providing its public shareholders with the opportunity to redeem, upon the closing of the Business Combination, Qell Class A Ordinary Shares then held by them for cash equal to their pro rata share of the aggregate amount on deposit (as of two business days prior to the closing of the Business Combination) in the Trust Account that holds the proceeds (including interest accrued thereon, which shall be net of taxes payable) of the Qell IPO and certain of the proceeds of the sale of the warrants to certain Qell shareholders in connection with Qell’s IPO (the “Private Placement Warrants”). Redemptions referred to herein shall take effect as repurchases under the Qell amended and restated memorandum and articles of association (the “Qell Shareholder Redemption”). The per-share amount Qell will distribute to investors who properly redeem their Qell Class A Ordinary Shares will not be reduced by the aggregate deferred underwriting commission of $13,282,500 that Qell will pay to the underwriters of the Qell IPO or transaction expenses incurred in connection with the Business Combination. For illustrative purposes, based on the fair value of marketable securities held in the Trust Account of approximately $379,657,696 as of August 6, 2021, the estimated per Qell Class A Ordinary Share redemption price would have been approximately $10.00. The redemption rights include the requirement that a holder must identify himself, herself or itself in writing as a beneficial holder and provide his, her or its legal name, phone number and address to the Transfer Agent in order to validly redeem his, her or its shares. Public shareholders may elect to redeem their shares even if they vote for the Business Combination Proposal. A public shareholder, together with any of his, her or its affiliates or any other person with whom he, she or it is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group’s shares, in excess of 15% of the outstanding Qell Class A Ordinary Shares (i.e., in excess of 5,692,500 Qell Class A Ordinary Shares). Each redemption of Qell Class A Ordinary Shares by Qell’s public shareholders will reduce the amount in the Trust Account. The Business Combination Agreement provides that Lilium’s obligation to consummate the Business Combination is conditioned on the amount of cash in the Trust Account (after giving effect to the Qell Shareholder Redemption) together with the proceeds actually received from the PIPE Financing being at least $450,000,000. The committed PIPE subscriptions are sufficient to satisfy this condition if fully funded, even if existing Qell shareholders exercise their redemption rights.
The conditions to closing in the Business Combination Agreement are for the sole benefit of the parties thereto and may be waived by such parties. In no event will Qell redeem its Qell Class A Ordinary Shares in an amount that would cause its (or Holdco’s after giving effect to the Business Combination) net tangible assets to be less than $5,000,001, as provided in the Qell amended and restated memorandum and articles of association and as required as a closing condition to each party’s obligation to consummate the Business Combination under the terms of the Business Combination Agreement. Holders of outstanding Qell Public Warrants do not have redemption rights in connection with the Business Combination. Unless otherwise specified, the information in the accompanying proxy statement/prospectus assumes that (i) none of Qell’s public shareholders exercise their redemption rights with respect to their Qell Class A Ordinary Shares, and (ii) Participating Shareholders represent 100% of the issued and outstanding shares of Lilium and there are no “change of control” payments made or required to be made by Lilium. For more information about the factors that affect the assumptions above, please see the section entitled “The Business Combination — Ownership of Holdco.”
The Sponsor has agreed, for no additional consideration, to waive its redemption rights with respect to any Qell Ordinary Shares it may hold in connection with the consummation of the Business Combination (the “Founder Shares”), and the Founder Shares will be excluded from the pro rata calculation used to determine the per-share redemption price. Currently, the Sponsor owns 20% of the issued and outstanding Qell Ordinary Shares, including all of the Founder Shares. The Sponsor has agreed to vote any Qell Ordinary Shares owned by it in favor of the Business Combination. The Founder Shares are subject to transfer restrictions. The Qell amended and restated memorandum and articles of association includes a conversion adjustment which provides that the Founder Shares will automatically convert at the time of the Business Combination into a number of Qell Class A Ordinary Shares one day after the closing of the transactions contemplated by the Business Combination Agreement, at a conversion rate that entitles the holders of such Founder Shares to continue to own, in the aggregate, 20% of the issued and outstanding Qell Ordinary Shares after giving effect to the PIPE Financing. However, the Sponsor has agreed to waive such conversion adjustment pursuant to the Sponsor Letter Agreement. As a result, each remaining Founder Share will be exchanged for one Holdco Share at the closing of the Business Combination, such that the Sponsor will hold approximately 2.3% (on a fully diluted basis) of the total number of Holdco Shares outstanding after the consummation of the Business Combination. Please see the section entitled “Frequently Used Terms and Basis of Presentation” in the proxy statement/prospectus for assumptions relating to this calculation.
The closing of the Business Combination is conditioned upon the approval of the Business Combination Proposal and the Merger Proposal. The Incentive Plan Proposal and the ESPP Proposal are conditioned upon the approval of the Business Combination Proposal and the Merger Proposal. The Adjournment Proposal is not conditioned on the approval of any other proposal set forth in this proxy statement/prospectus.
Approval of the Merger Proposal requires the affirmative vote of holders of at least two-thirds of the Qell Ordinary Shares that are entitled to vote and are voted at the General Meeting. Approval of the Business Combination Proposal, the Incentive Plan Proposal and the ESPP Proposal requires the affirmative vote of holders of a majority of the Qell Ordinary Shares that are entitled to vote and are voted at the General Meeting. The Qell Board recommends that you vote “FOR” each of these proposals.
By Order of the Board of Directors

Barry Engle
Chief Executive Officer and Director
San Francisco, CA
August 11, 2021

i

ii

ABOUT THIS PROXY STATEMENT/PROSPECTUS
This document, which forms part of a registration statement on Form F-4 filed with the U.S. Securities and Exchange Commission, or SEC, by Holdco (File No. 333-255800), constitutes a prospectus of Holdco under Section 5 of the U.S. Securities Act of 1933, as amended, or the Securities Act, with respect to the Holdco securities to be issued to Qell shareholders and Lilium shareholders, if the business combination described below is consummated. This document also constitutes a notice of meeting and a proxy statement under Section 14(a) of the U.S. Securities Exchange Act of 1934, as amended, or the Exchange Act, with respect to the general meeting of Qell shareholders at which Qell shareholders will be asked to consider and vote upon proposals to adopt and approve the Business Combination Agreement and the transactions contemplated thereby, including the Business Combination, and to adopt and approve the Merger, along with the Merger Documents, including the Plan of Merger, by the approval and adoption of the Business Combination Proposal and the Merger Proposal, respectively, as well as to adopt and approve the Incentive Plan and the ESPP, by the approval and adoption of the Incentive Plan Proposal and the ESPP Proposal, respectively, among other matters.
CONVENTIONS WHICH APPLY TO THIS PROXY STATEMENT/PROSPECTUS
In this proxy statement/prospectus, unless otherwise specified or the context otherwise requires:
•
“$,” “USD” and “U.S. dollar” each refer to the United States dollar; and

•
“€,” “EUR” and “Euro” each refer to the Euro.

The exchange rate used for conversion between U.S. dollars and Euros is based on the ECB euro reference exchange rate published by the European Central Bank.
IMPORTANT INFORMATION ABOUT U.S. GAAP, IFRS AND NON-IFRS FINANCIAL MEASURES
Qell’s financial statements included in this proxy statement/ prospectus have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for financial information and pursuant to the rules and regulations of the SEC.
Lilium’s audited financial statements included in this proxy statement/prospectus have been prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board (“IFRS”). This proxy statement/prospectus includes certain references to financial measures that were not prepared in accordance with IFRS, including Adjusted EBITDA. The presentation of this non-IFRS information is not meant to be considered in isolation or as a substitute for Lilium’s consolidated financial results prepared in accordance with IFRS.
This proxy statement/prospectus also uses “contribution margin”, which is not a measurement of Lilium’s financial performance under IFRS and does not purport to be an alternative to gross profit or loss after tax derived in accordance with IFRS. Lilium’s management uses contribution margin to evaluate its future operating performance within its industry because:
•
it permits management to evaluate and analyze its productivity, efficiency and performance while taking into account demand generation expense as a measurement of operating performance;

•
it assists management in comparing Lilium’s operating performance on a consistent basis, as it removes the impact of items not directly resulting from Lilium’s core operations;

•
for planning purposes, including the preparation of Lilium’s internal annual operating budget and financial projections;

•
to evaluate the performance and effectiveness of Lilium’s strategic initiatives; and

•
to evaluate Lilium’s capacity to fund capital expenditures necessary to grow its business.

Lilium’s definition and calculation of “contribution margin” may not be comparable to similar measures disclosed by other companies, because not all companies and analysts calculate these measures in the same manner. Lilium presents contribution margin in this proxy statement/prospectus because it considers it to be an important supplemental measure of its future operating performance, and Lilium believes it is frequently used by securities analysts, investors and other interested parties in evaluating companies. Lilium’s management believes that investors’ understanding of Lilium’s performance will be enhanced by including contribution margin as a reasonable basis for comparing its proposed results of operations.
Items excluded from contribution margin are significant components in understanding and assessing financial performance. Contribution margin does not reflect Lilium’s capital expenditures, or future requirements for capital expenditures or contractual commitments, nor does it reflect changes in Lilium’s working capital needs. Lilium compensates for these limitations by relying primarily on its IFRS results and using contribution margin only as a supplemental measure. Non-IFRS measures such as contribution margin have limitations as analytical tools and should not be considered in isolation, or as an alternative to, or a substitute for loss after tax, revenue or other financial statement data presented in Lilium’s consolidated financial statements as indicators of financial performance. Other companies or analysts may calculate contribution margin differently than Lilium does, limiting its usefulness as a comparative measure.
For additional information, see the section entitled “General Information — Presentation of Financial Information.”
TRADEMARKS, SERVICE MARKS AND TRADE NAMES
The Lilium name, logos    and other trademarks and service marks of Lilium appearing in this prospectus are the property of Lilium. Solely for convenience, some of the trademarks, service marks, logos and trade names referred to in this proxy statement/prospectus are presented without the ® and ™ symbols, but such references are not intended to indicate, in any way, that we will not assert, to the fullest extent under applicable law, our rights or the rights of the applicable licensors to these trademarks, service marks and trade names. This proxy statement/prospectus contains additional trademarks, service marks and trade names of others. All trademarks, service marks and trade names appearing in this proxy statement/prospectus are, to our knowledge, the property of their respective owners. We do not intend our use or display of other companies’ trademarks, service marks, copyrights or trade names to imply a relationship with, or endorsement or sponsorship of us by, any other companies.

FREQUENTLY USED TERMS AND BASIS OF PRESENTATION
Unless otherwise stated in this proxy statement/prospectus or the context otherwise requires, references to:
“Aggregate PIPE Proceeds” means the cash proceeds to be actually received by Holdco or an affiliate thereof in respect of the PIPE Financing.
“AOC” means the air operator certificate or similar aviation operating authority.
“B2B” means business-to-business.
“B2C” means business-to-consumer.
“BMWi” means the German Federal Ministry for Economic Affairs and Energy.
“Business Combination” means the transactions contemplated by the Business Combination Agreement.
“Business Combination Agreement” means the Business Combination Agreement, dated March 30, 2021, by and among Holdco, Merger Sub, Qell and Lilium, as amended.
“Business Combination Proposal” means the proposal to approve the adoption of the Business Combination Agreement and the Business Combination.
“Cayman Companies Act” means the Companies Act (2021 Revision) of the Cayman Islands.
“Cayman Islands Acts” means collectively the Cayman Companies Act and the Cayman LLC Act.
“Cayman LLC Act” means the Limited Liability Companies Act (2021 Revision) of the Cayman Islands.
“CCPA” means the California Consumer Privacy Act of 2018.
“Closing” means the closing of the transactions contemplated by the Business Combination Agreement.
“Closing Commencement Date” means the date on which the first Closing step occurs, being no later than the 3rd business day following the satisfaction or waiver of the conditions to the Business Combination, in each case pursuant to and in accordance with the terms of the Business Combination Agreement.
“Code” means the U.S. Internal Revenue Code of 1986, as amended.
“COVID-19” means the novel coronavirus known as SARS-CoV-2 or COVID-19, and any evolutions, mutations thereof or related or associated epidemics, pandemic or disease outbreaks.
“CPL” means the commercial pilot license.
“DCGC” means the Dutch Corporate Governance Code.
“DEVT” mean ducted electric vectored thrust.
“DOA” means the Design Organization Approval.
“EASA” means the European Union Aviation Safety Agency.
“ESOP” means the Employee Stock Option Program.
“ESPP” means the Holdco 2021 Employee Share Purchase Plan.
“eVTOL” mean electric vertical take-off-and-landing.
“Exchange” means the exchange of Lilium shares for Holdco Shares.
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.
“FAA” mean the Federal Aviation Administration.

“FCPA” means the U.S. Foreign Corrupt Practices Act.
“Final Closing Date” means the date on which the final Closing steps occur, being at least one business day after the consummation of the Liquidation Distribution and Assumption.
“Founder Shares” means the Qell Class B Ordinary Shares held by the Sponsor.
“General Meeting” means the extraordinary general meeting of Qell which will be held on Friday, September 10, 2021 at 9:00 a.m., New York City time, at the offices of Goodwin Procter LLP located at 620 Eighth Avenue, New York, New York 10018.
“GDPR” means the General Data Protection Regulation.
“Holdco” means Lilium B.V., Dutch private liability company (besloten vennootschap met beperkte aansprakelijkheid) (which will be converted into a Dutch public limited liability company (naamloze vennootschap) prior to the Final Closing Date).
“Holdco Board” means the board of directors of Holdco.
“Holdco Class A Shares” means the ordinary shares A, nominal value EUR 0.12 per share of Holdco.
“Holdco Class B Shares” means the ordinary shares B, nominal value EUR 0.36 per share of Holdco.
“Holdco Class C Shares” means the ordinary shares C, nominal value EUR 0.24 per share of Holdco.
“Holdco Public Warrants” means each warrant to purchase one Holdco Class A Share at a price of $11.50, subject to adjustment.
“Holdco Shares” means, collectively, the Holdco Class A Shares and the Holdco Class B Shares.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
“IAS” means the International Accounting Standard.
“IASB” means the International Accounting Standards Board.
“IBR” means the incremental borrowing rate.
“IFRS” means the International Financial Reporting Standards as issued by the IASB.
“Incentive Plan” means the Holdco 2021 Equity Incentive Plan.
“IPO” means initial public offering.
“ISO” means incentive stock option.
“JOBS Act” means the Jumpstart Our Business Startups Act of 2012.
“Lilium” means Lilium GmbH.
“Lilium Jet” means the Lilium 7-Seat eVTOL aircraft.
“Liquidation Distribution and Assumption” means the distribution of all of Merger Sub’s tangible and intangible assets (including all cash) and transfer of any and all of its liabilities to Holdco, in each case in connection with the commencement of winding up proceedings of Merger Sub under the Cayman LLC Act.
“Nasdaq” means the Nasdaq Capital Market.
“Merger” means the merger of Qell with and into Merger Sub, with Merger Sub surviving such merger.
“Merger Documents” means all documentation and declarations required under the Cayman Islands Acts in connection with the Merger, to be duly executed and properly filed with the Cayman Islands Registrar of Companies, in accordance with the relevant provisions of the Cayman Islands Acts.
“Merger Effective Time” means the time the Merger becomes effective.

“Merger Sub” means Queen Cayman Merger LLC, a Cayman Islands limited liability company and wholly-owned subsidiary of Holdco.
“OEMs” means the original equipment manufacturers.
“PIPE Financing” means the subscription for and purchase by the PIPE Investors of an aggregate of 45,000,000 Holdco Shares at $10.00 per share for gross proceeds of $450,000,000 pursuant to the Subscription Agreements.
“PIPE Investors” means the investors in the PIPE Financing pursuant to the Subscription Agreements.
“POA” means the production organization approval.
“Private Placement Warrants” means the 7,060,000 warrants held by certain Qell shareholders, purchased by such holders in the private placement that occurred concurrently with the closing of Qell’s IPO, including any Qell Ordinary Shares issued or issuable upon conversion or exchange of such warrants.
“Qell” means Qell Acquisition Corp., a Cayman Islands exempted company.
“Qell Board” means the board of directors of Qell.
“Qell Class A Ordinary Shares” means Qell’s Class A ordinary shares.
“Qell Class B Ordinary Shares” means Qell’s Class B ordinary shares.
“Qell Initial Shareholders” means the Sponsor and certain Qell shareholders.
“Qell IPO” means Qell’s initial public offering.
“Qell Ordinary Shares” means, collectively, the Qell Class A Ordinary Shares and Qell Class B Ordinary Shares.
“Qell Public Units” means the units issued in the IPO consisting of Qell Class A Ordinary Shares and Qell Public Warrants.
“Qell Public Warrants” means the 12,650,000 public warrants, each of which is a warrant to purchase one Qell Class A Ordinary Share at a price of $11.50 per share, subject to adjustment in accordance with the Warrant Agreement.
“RAM” means the Regional Air Mobility.
“SAR” means stock appreciation right.
“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.
“SC-VTOL” means Special Conditions for Small-Category VTOL Aircraft, EASA’s set of rules for the certification of small-category VTOL aircraft like the Lilium Jet.
“SEC” means the United States Securities and Exchange Commission.
“Sponsor” means Qell Partners LLC, a Cayman Islands limited liability company.
“Sponsor Letter Agreement” means the Sponsor Letter Agreement, dated March 30, 2021, by and between Sponsor, Qell, Lilium, and Holdco.
“Subscription Agreements” means the Subscription Agreements, dated March 30, 2021, between each of Holdco and Qell with the PIPE Investors.
“Tencent” means Tencent Mobility (Luxembourg) S.à r.l.
“Trust Account” means the trust account established by Qell containing the proceeds of the Qell IPO and from certain private placements occurring simultaneously with the Qell IPO for the benefit of Qell’s public shareholders.
“Trustee” means Continental Stock Transfer & Trust Company.
“Warrant Agreement” means the Warrant Agreement, dated September 29, 2020, by and between Qell and Trustee.

QUESTIONS AND ANSWERS ABOUT THE BUSINESS COMBINATION
AND THE GENERAL MEETING
The questions and answers below highlight only selected information from this proxy statement/prospectus and only briefly address some commonly asked questions about the General Meeting and the proposals to be presented at the General Meeting, including with respect to the proposed Business Combination. The following questions and answers do not include all the information that is important to Qell shareholders. Shareholders are urged to read carefully this entire proxy statement/prospectus, including the Annexes and the other documents referred to herein, to fully understand the proposed Business Combination and the voting procedures for the General Meeting, which will be held on Friday, September 10, 2021 at 9:00 a.m., New York City time, at the offices of Goodwin Procter LLP located at 620 Eighth Avenue, New York, New York 10018.
Q:
Why am I receiving this proxy statement/prospectus?

A:
Qell shareholders are being asked to consider and vote upon: (i) a proposal to adopt the Business Combination Agreement and approve the transaction contemplated thereby, including the Business Combination, (ii) a proposal to adopt and approve the Merger, along with Merger Documents, including the Plan of Merger, (iii) a proposal to approve and adopt the Incentive Plan and (iv) a proposal to approve the ESPP, among other proposals. Qell has entered into the Business Combination Agreement, providing for, among other things:

1.
the Merger;

2.
the Liquidation Distribution and Assumption; and

3.
the Exchange.

These transactions are collectively referred to as the Business Combination. You are being asked to vote on the Business Combination Proposal and the Merger Proposal. A copy of the Business Combination Agreement is attached to this proxy statement/prospectus as Annex A. Additionally, assuming the Business Combination Proposal and the Merger Proposal are approved, you are being asked to vote on the Incentive Plan Proposal and the ESPP Proposal. A copy of the Incentive Plan is attached to this proxy statement/prospectus as Annex C. A copy of the ESPP is attached to this proxy statement/prospectus as Annex D.
This proxy statement/prospectus and its Annexes contain important information about the proposed Business Combination and the other matters to be acted upon at the General Meeting. You should read this proxy statement/prospectus and its Annexes carefully and in their entirety.
Your vote is important. You are encouraged to submit your proxy as soon as possible after carefully reviewing this proxy statement/prospectus and its Annexes.
Q:
When and where is the General Meeting?

A:
The General Meeting will be held on Friday, September 10, 2021 at 9:00 a.m., New York City time, at the offices of Goodwin Procter LLP located at 620 Eighth Avenue, New York, New York 10018.

Q:
What are the specific proposals on which I am being asked to vote at the General Meeting?

A:
Qell shareholders are being asked to approve the following proposals:

1.
Business Combination Proposal — To adopt and approve the Business Combination Agreement and the transactions contemplated thereby, including the Business Combination (Proposal No. 1);

2.
Merger Proposal — To adopt and approve the Merger, along with the Merger Documents, including the Plan of Merger, and the transactions contemplated thereby (Proposal No. 2);

3.
Incentive Plan Proposal — To adopt and approve the Holdco 2021 Equity Incentive Plan (the “Incentive Plan”), which will be substantially in the form attached to the accompanying proxy statement/prospectus as Annex C, including the authorization of the initial share reserve under the Incentive Plan (Proposal No. 3);

4.
ESPP Proposal — To adopt and approve the Holdco 2021 Employee Share Purchase Plan (the “ESPP”), a copy of which is attached to this proxy statement/prospectus as Annex D, including the authorization of the initial share reserve under the ESPP (Proposal No. 4); and

5.
Adjournment Proposal — To consider and vote upon a proposal to adjourn the General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal (Proposal No. 1) and the Merger Proposal (Proposal No. 2). The Adjournment Proposal (Proposal No. 5) will only be presented to Qell shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal or the Merger Proposal.

Q:
How will the COVID-19 pandemic impact in-person voting at the General Meeting?

A:
We intend to hold the General Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 situation. As a result, we may impose additional procedures or limitations on meeting attendees or may decide to hold the meeting in a different location. We plan to announce any such updates on our proxy website, and we encourage you to check this website prior to the meeting if you plan to attend.

Q:
Are the proposals conditioned on one another?

A:
The closing of the Business Combination is conditioned upon the approval of the Business Combination Proposal and the Merger Proposal. The Incentive Plan Proposal and the ESPP Proposal are conditioned upon the approval of the Business Combination Proposal and the Merger Proposal. The Adjournment Proposal is not conditioned on the approval of any other proposal set forth in this proxy statement/prospectus.

It is important for you to note that in the event the Business Combination Proposal and the Merger Proposal do not receive the requisite vote for approval, then Qell will not consummate the Business Combination. If Qell does not consummate the Business Combination and fails to complete an initial business combination by October 2, 2022, Qell will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such Trust Account to its public shareholders.
Q:
Why is Qell proposing the Business Combination?

A:
Qell is a blank check company incorporated as a Cayman Islands exempted company on August 7, 2020, and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more target businesses. Although Qell may pursue an acquisition opportunity in any business, industry, sector or geographical location for purposes of consummating an initial business combination, Qell has focused on next-generation mobility, transportation and sustainable industrial technology sections. Qell is not permitted under its amended and restated memorandum and articles of association to effect a business combination with a blank check company or a similar type of company with nominal operations.

Qell has identified several criteria and guidelines it believes are important for evaluating acquisition opportunities. Qell has sought to acquire companies in the next-generation mobility, transportation or sustainable industrial technology sectors, that demonstrate significant growth potential and/or value creation opportunities for our shareholders, are complemented by our management team’s expertise and vision, and may demonstrate some of the following characteristics: (1) large addressable market, (2) high growth potential, (3) have differentiated and proprietary technology, (4) have an attractive business model, (5) present an opportunity for our operational, commercial and financial expertise to enhance value, (6) allows for a partnership approach with management and (7) have a desirable value proposition as a public company.
Based on its due diligence investigations of Lilium and the industry in which it operates, including the financial and other information provided by Lilium in the course of negotiations, Qell believes that Lilium meets the criteria and guidelines listed above. Please see the section entitled “The Business Combination — The Qell Board’s Reasons for the Business Combination” for additional information.

Q:
Why is Qell providing shareholders with the opportunity to vote on the Business Combination?

A:
The approval of the Business Combination is required under the Qell amended and restated memorandum and articles of association, and the Merger requires the approval of Qell shareholders under Cayman Islands law. In addition, such approvals are also conditions to the closing of the Business Combination under the Business Combination Agreement. Additionally, under its amended and restated memorandum and articles of association, Qell must provide all holders of public shares with the opportunity to have their public shares redeemed upon the consummation of its initial business combination either in conjunction with a tender offer or in conjunction with a shareholder vote. For business and other reasons, Qell has elected to provide its shareholders with the opportunity to have their public shares redeemed in connection with a shareholder vote rather than a tender offer. The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to the Transfer Agent in order to validly redeem its shares. Therefore, Qell is seeking to obtain the approval of its shareholders of the Business Combination and also allow its public shareholders to effectuate redemptions of their public shares in connection with the closing of the Business Combination in accordance with the Qell amended and restated memorandum and articles of association.

Q:
What other matters will be brought before the General Meeting?

A:
In addition to consideration of the proposals described above, Qell shareholders will have the opportunity to consider the financial statements of Qell for the year ended December 31, 2020 and ask questions of Qell’s management.

Q:
What revenues and profits/losses has Lilium generated in the last two years?

A:
For the fiscal years ended December 31, 2020 and 2019, Lilium had revenues of €97 thousand and €0, and net losses of €188,427 thousand and €63,479 thousand, respectively. At the end of fiscal year 2020, Lilium’s total assets were €184,946 thousand and its total liabilities were €127,224 thousand. For additional information, please see Lilium’s audited consolidated financial statements for the years ended December 31, 2020 and 2019 included elsewhere in this proxy statement/prospectus.

Q:
What impact will the COVID-19 pandemic have on the Business Combination?

A:
Given the ongoing and dynamic nature of the circumstances, it is difficult to predict the impact of the COVID-19 outbreak on the business of Qell, Lilium and Holdco, and there is no guarantee that efforts by Qell, Lilium and Holdco to address the adverse impacts of COVID-19 will be effective. The extent of such impact will depend on future developments, which are highly uncertain and cannot be predicted, including new information which may emerge concerning the severity of COVID-19 and actions taken to contain COVID-19 or its impact, among others. If Qell or Lilium are unable to recover from a business disruption on a timely basis, the Business Combination and Holdco’s business, financial condition and results of operations following the completion of the Business Combination would be adversely affected. The Business Combination may also be delayed and adversely affected by COVID-19 outbreak and become more costly. Each of Qell, Lilium and Holdco may also incur additional costs to remedy damages caused by any such disruptions, which could adversely affect its financial condition and results of operations.

Q:
What will happen in the Business Combination?

A:
Pursuant to the Business Combination Agreement, and upon the terms and subject to the conditions set forth therein, Qell and Lilium will effect a transaction that would replicate the economics of a merger of Qell and Lilium through a series of mergers and equity contributions and exchanges, which is collectively referred to as the Business Combination. To effect the Business Combination, among other things, (i) the Merger will be effected; (ii) the Liquidation Distribution and Assumption will be effected; and (iii) the Exchange will be effected. As a result of the Business Combination, Holdco will be the ultimate parent company of Lilium (following the Exchange) and Lilium’s direct and indirect subsidiaries. Please see the section entitled “The Business Combination” for additional information.

Holdco intends to apply to list the Holdco Class A Shares and Holdco Public Warrants on the Nasdaq under the symbols “LILM” and “LILMW,” respectively, upon the closing of the Business Combination.

We cannot assure you that the Holdco Class A Shares or Holdco Public Warrants will be approved for listing on Nasdaq. In addition, Holdco will be a “foreign private issuer” and as a “foreign private issuer,” Holdco will be subject to different U.S. securities laws than domestic U.S. issuers. The rules governing the information that Holdco must disclose differ from those governing U.S. corporations pursuant to the Exchange Act. Holdco will be exempt from the rules under the Exchange Act prescribing the furnishing and content of proxy statements to shareholders. As a foreign private issuer, Holdco will be exempt from a number of rules under the U.S. securities laws and will be permitted to file less information with the SEC than a U.S. company. This may limit the information available to holders of the Holdco Shares and Holdco Public Warrants. See “Risk Factors — As a foreign private issuer, we will be exempt from a number of rules under the U.S. securities laws and will be permitted to file less information with the SEC than a U.S. domestic public company, which may limit the information available to our shareholders.”
Q:
How has the announcement of the Business Combination affected the trading price of Qell’s Class A Ordinary Shares?

A:
On March 29, 2021, the last trading date before the public announcement of the Business Combination, the Qell Public Units, Qell Class A Ordinary Shares and Qell Public Warrants closed at $10.39, $9.92 and $1.52, respectively. On August 6, 2021, the trading date immediately prior to the date of this proxy statement/prospectus, the Qell Public Units, Qell Class A Ordinary Shares and Qell Public Warrants closed at $10.48, $9.95 and $1.525, respectively.

Q:
Following the Business Combination, will Qell’s securities continue to trade on a stock exchange?

A:
No. Qell anticipates that, following consummation of the Business Combination, the Qell Class A Ordinary Shares, Qell Public Units, and Qell Public Warrants will be delisted from Nasdaq and Qell will be deregistered under the Exchange Act. However, Holdco intends to apply to list the Holdco Class A Shares and Holdco Public Warrants on Nasdaq under the symbols “LILM” and “LILMW,” respectively, upon the closing of the Business Combination.

Q:
Is the Business Combination the first step in a “going private” transaction?

A:
No. Qell does not intend for the Business Combination to be the first step in a “going private” transaction. One of the primary purposes of the Business Combination is to provide a platform for Lilium to access the U.S. public markets.

Q:
Will the management of Lilium change in the Business Combination?

A:
The current executive officers of Lilium are Daniel Wiegand, the Chief Executive Officer and Geoffrey Richardson, the Chief Financial Officer. These individuals are intended to continue to serve as Holdco’s executive officers upon consummation of the Business Combination.

Pursuant to the Business Combination Agreement, effective immediately upon closing, the Holdco Board will be comprised of at least five and up to a total of nine directors, with each director serving a one-year term, other than Barry Engle, who shall serve a three-year term.
Upon the closing of the Business Combination, the Holdco Board is intended to comprise of at least five and up to a total of nine directors, consisting of the following:
•
(1) Thomas Enders; (2) Barry Engle; (3) Daniel Wiegand; (4) David Wallerstein; (5) Niklas Zennström; (6) Gabrielle Toledano; (7) Henri Courpron and up to two additional directors who will be designated by Lilium prior to the closing of the Business Combination;

•
The management team will consist solely of Lilium’s current management team immediately prior to the Closing, including individuals selected by Lilium that join its management team between the date hereof and the closing; and

•
Daniel Wiegand will be granted special governance provisions, including a dual class structure with super-voting (i.e., 3:1) shares, subject to customary sunset provisions.

For an explanation of the roles and responsibilities of the Holdco Board, please see the section entitled “Management of Holdco After the Business Combination”.

Q:
What will Qell shareholders receive in the Business Combination?

A:
Upon consummation of the Merger, each issued and outstanding Qell Ordinary Share will be subject to the terms and conditions of the Business Combination Agreement and the Plan of Merger and will be converted into a claim for a corresponding equity security in the Merger Sub and such claim shall then be contributed into Holdco in exchange for a Holdco Class A Share.

Q:
What will Qell warrant holders receive in the Business Combination?

A:
As a result of the Merger and without any action of any Party or any other Person (but without limiting the obligations of Holdco pursuant to the Business Combination Agreement), each Qell Warrant that is outstanding immediately prior to the Merger Effective Time shall automatically cease to represent a right to acquire Qell Class A Ordinary Shares and shall automatically represent, immediately following the Merger Effective Time, a right to acquire Holdco Class A Shares on the same contractual terms and conditions as were in effect immediately prior to the Merger Effective Time under the terms of the Warrant Agreement; provided, that each converted warrant: (a) shall represent the right to acquire the number of Holdco Class A Shares equal to the number of Qell Class A Ordinary Shares subject to each such Qell Public Warrant immediately prior to the Merger Effective Time; (b) shall have an exercise price of $11.50 per whole warrant required to purchase one Holdco Class A Share; and (c) shall expire on the five (5) year anniversary of the Final Closing Date.

Q:
What will Qell unit holders receive in the Business Combination?

A:
In connection with the consummation of the Business Combination, the Qell Public Units will automatically separate into their component parts and be treated accordingly.

Q:
What will Lilium Shareholders receive in the Business Combination?

A:
Upon consummation of the Exchange, holders of Lilium ordinary shares will receive Holdco Class A Shares, except for Daniel Wiegand or any of his Affiliates who will receive Holdco Class B Shares. See “Summary — Consideration to Lilium Shareholders in the Business Combination” for information on the consideration to be received by Lilium shareholders, including the assumptions on which this calculation is based.

Q:
What are the material differences, if any, in the terms and price of securities issued at the time of the Qell IPO as compared to the securities that will be issued as part of the PIPE Financing at the closing of the Business Combination? Will Sponsor or any of its directors, officers or affiliates participate in the PIPE Financing?

A:
Qell Public Units were the units issued at the time of the Qell IPO consisting of Qell Class A Ordinary Shares and Qell Public Warrants, at an offering price per security of $10.00. At the closing of the Business Combination, the Qell Class A Ordinary Shares will convert into Holdco Class A Shares and the Qell Public Warrants will convert into Holdco Public Warrants. The PIPE Investors will receive Holdco Class A Shares at a price per share of $10.00 as part of the PIPE Financing at the closing of the Business Combination, and will therefore hold the same security as the holders of Qell Class A Ordinary Shares immediately prior to the Business Combination. No PIPE Investor will receive any Holdco Public Warrants in its capacity as such.

Private funds affiliated with PIMCO will participate in the PIPE Financing. PIMCO private funds are also members of the Sponsor. No other director, officer or affiliate of the Sponsor will participate in the PIPE Financing.
Q:
What are the differences between the Holdco Class A Shares and the Holdco Class B Shares, and what will be the voting percentages of the different shareholders?

A:
Holdco Class B Shares will rank pari passu with Holdco Class A Shares in all respects, provided they will be entitled to 3x super voting rights, subject to customary sunset provisions. It is anticipated that, upon completion of the Business Combination: (i) Qell’s public shareholders will receive approximately 12% of Holdco Shares and 11% of the voting rights; (ii) the PIPE Investors will receive approximately 15% of Holdco Shares and 12% of the voting rights; (iii) the Sponsor will receive approximately 2% of

Holdco Shares and 2% of the voting rights; and (iv) the Participating Shareholders will receive approximately 71% of Holdco Shares and 75% of the voting rights. These ownership levels in Holdco assume the following: (i) no redemptions by the public shareholders, (ii) that the amount in the Trust Account is $379,656,050 (which was the approximate value of the Trust Account as of June 30, 2021, not taking into account $13,282,500 of deferred underwriting fees to be paid), (iii) Participating Shareholders represent 100% of the issued and outstanding shares of Lilium and there are no “change of control” payments made or required to be made by Lilium, (iv) that none of the Private Placement Warrants or the Holdco Public Warrants have been exercised, (v) that PIPE Investors fund the PIPE Financing in full in accordance with the Subscription Agreements and (vi) that neither the exercise of any ESOP awards that will be outstanding as at Closing (and which are expected to represent an aggregate of 22,846,709 Holdco Class A Shares), nor the exercise of any awards that may be issued under Holdco's Incentive Plan or ESPP following Closing, have been taken into account. If all of the Private Placement Warrants and Holdco Public Warrants were exercisable and immediately exercised upon completion of the Business Combination on a 1:1 basis for cash, Qell’s public shareholders would hold in aggregate approximately 15% of Holdco Shares and 14% of the voting rights, and the Sponsor would hold in aggregate approximately 4% of Holdco Shares and 4% of the voting rights; however, note that the warrants are subject to restrictions on the timing of their exercise and may also be exercisable on a cashless basis by reference to the fair market value of the ordinary shares, and these percentages are therefore indicative only.
Q:
What is the PIPE Financing?

A:
In connection with the Business Combination and concurrently with the execution of the Business Combination Agreement, Qell and Holdco entered into the Subscription Agreements with the PIPE Investors pursuant to which the PIPE Investors agreed to subscribe for and purchase, and Holdco agreed to issue and sell to such PIPE Investors, an aggregate number of Holdco Shares set forth in the Subscription Agreements in exchange for an aggregate purchase price of $450,000,000.

Q:
What equity stake will the current shareholders of Qell, the PIPE Investors and the current shareholders of Lilium hold in Holdco after the closing of the Business Combination?

A:
It is anticipated that, upon completion of the Business Combination: (i) Qell’s public shareholders (excluding any Holdco Shares issued pursuant to the PIPE Financing) will receive approximately 11.4% of Holdco Shares on a fully diluted basis; (ii) the PIPE Investors (some of whom are also Lilium equityholders) will receive approximately 13.6% shares of Holdco Shares on a fully diluted basis; (iii) the Qell Initial Shareholders (including the Sponsor) will receive approximately 2.3% of Holdco Shares on a fully diluted basis; and (iv) the former Lilium equityholders (excluding any Holdco Shares issued pursuant to the PIPE Financing) will receive approximately 65.9% of Holdco Shares on a fully diluted basis. These levels of ownership assume (A) no Qell Class A Ordinary Shares are elected to be redeemed by Qell’s public shareholders, (B) that 45,000,000 Holdco Shares are issued to the PIPE Investors in connection with the PIPE Financing, (C) that none of the Private Placement Warrants or the Holdco Public Warrants have been exercised, and (D) Participating Shareholders represent 100% of the issued and outstanding shares of Lilium and there are no “change of control” payments made or required to be made by Lilium. If all of the Private Placement Warrants and Holdco Public Warrants were exercisable and immediately exercised upon completion of the Business Combination on a 1:1 basis for cash, Qell's public shareholders (excluding any Holdco Shares issued pursuant to the PIPE Financing) would receive in aggregate approximately 14.4% of Holdco Shares on a fully diluted basis, and the Qell Initial Shareholders (including the Sponsor) would receive in aggregate approximately 4.2% of Holdco Shares on a fully diluted basis; however, the warrants are subject to restrictions on the timing of their exercise and may also be exercisable on a cashless basis by reference to the fair market value of the ordinary shares, and these percentages are therefore indicative only.

The ownership percentages with respect to Holdco following the Business Combination do not take into account any awards to be issued under the ESPP or the Incentive Plan or, unless otherwise expressly stated, the Private Placement Warrants or the Holdco Public Warrants, but do include Founder Shares, which will be exchanged for Holdco Class A Shares at the closing of the Business Combination on a one-for-one basis. If the actual facts are different than these assumptions, the ownership percentages in Holdco will be different.

For more information, please see the sections entitled “The Business Combination — Ownership of Holdco” and “Unaudited Pro Forma Condensed Combined Financial Information.”
Q:
Will Qell obtain new financing in connection with the Business Combination and are there any arrangements to help ensure that Qell will have sufficient funds to consummate the Business Combination?

A:
Yes. Qell will obtain new equity financing through a private placement of Holdco Shares in the PIPE Financing. Holdco will use the Aggregate PIPE Proceeds, together with the proceeds received from the Trust Account, for general corporate purposes. The PIPE Financing is contingent upon, among other things, the closing of the Business Combination. Unless waived by Qell or Lilium, the Business Combination Agreement provides that each party’s obligation to consummate the Business Combination is conditioned on the amount of cash in the Trust Account (net of any amounts redeemed) together with the Aggregate PIPE Proceeds equaling or exceeding $450,000,000.

Q:
Why is Qell proposing the Incentive Plan Proposal?

A:
Qell is proposing the Incentive Plan Proposal to promote ownership in Lilium by its employees, non-employee directors and consultants, and align incentives between these service providers and shareholders by permitting these service providers to receive compensation in the form of awards denominated in, or based on the value of, our shares. The Incentive Plan Proposal is conditioned on the approval of the Business Combination Proposal and the Merger Proposal. If both the Business Combination Proposal and the Merger Proposal are not approved, the Incentive Plan Proposal will have no effect, even if approved by our shareholders. Please see the section entitled “Proposal No. 3 — The Incentive Plan Proposal” for additional information.

Q: Why is Qell proposing the ESPP Proposal?
A:
Qell is proposing the ESPP Proposal, which permits eligible employees and/or service providers the opportunity to purchase shares of Holdco Class A Shares, to promote employee retention and incentives for such persons to exert maximum efforts for the success of the company and its affiliates. The ESPP Proposal is conditioned on the approval of the Business Combination Proposal and the Merger Proposal. If both the Business Combination Proposal and the Merger Proposal are not approved, the ESPP Proposal will have no effect, even if approved by our shareholders. Please see the section entitled “Proposal No. 4 — The Employee Share Purchase Proposal” for additional information.

Q:
Why is Qell proposing the Adjournment Proposal?

A:
Qell is proposing the Adjournment Proposal to allow the Qell Board to adjourn the General Meeting to a later date or dates, (A) in order to solicit additional proxies from Qell shareholders in favor of the Business Combination Proposal or the Merger Proposal, (B) if as of the time for which the General Meeting is scheduled, there are insufficient Qell Ordinary Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the General Meeting, or (C) to allow reasonable time for the filing or mailing of any supplemental or amended disclosures that Qell has determined, based on the advice of outside legal counsel, is reasonably likely to be required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by Qell shareholders prior to the General Meeting. The Adjournment Proposal will only be presented to Qell shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal or the Merger Proposal. Please see the section entitled “Proposal No. 5 — The Adjournment Proposal” for additional information.

Q:
What happens if I sell my Qell Ordinary Shares before the General Meeting?

A:
The record date for the General Meeting for Qell shareholders that hold their shares in “street name” is earlier than the date that the Business Combination is expected to be completed. If you transfer your Qell Ordinary Shares after the record date for Qell shareholders that hold their shares in “street name,” but before the General Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the General Meeting. However, you will not be able to seek redemption of your Qell Class A Ordinary Shares because you will no longer be able to deliver them for cancellation upon consummation of the Business Combination. If you transfer your Qell Ordinary Shares prior to the record date for Qell shareholders that hold their shares in “street name,” you will have no right to vote those shares at the General Meeting or redeem those shares for a pro rata portion of the proceeds held in the Trust Account.
Q:
What vote is required to approve the proposals presented at the General Meeting?

A
The approval of the Business Combination Proposal requires the affirmative vote of holders of at least a majority of Qell Ordinary Shares that are entitled to vote and are voted at the General Meeting, and the approval of the Merger Proposal requires the affirmative vote of holders of at least two-thirds of the Qell Ordinary Shares that are entitled to vote and are voted at the General Meeting. Accordingly, a Qell shareholder’s failure to vote by proxy or to vote in person at the General Meeting will not be counted towards the number of Qell Ordinary Shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Business Combination Proposal or the Merger Proposal. Broker non-votes and abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the Business Combination Proposal or the Merger Proposal. The Sponsor has agreed to vote their Founder Shares and any public shares purchased by them during or after the Qell IPO in favor of the Business Combination Proposal.

The approval of the Incentive Plan Proposal requires the affirmative vote of holders of at least a majority of Qell Ordinary Shares that are entitled to vote and are voted at the General Meeting. Accordingly, a Qell shareholder’s failure to vote by proxy or to vote in person at the General Meeting will not be counted towards the number of Qell Ordinary Shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Incentive Plan Proposal. Broker non-votes and abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the Incentive Plan Proposal. The Incentive Plan Proposal is conditioned upon the approval of the Business Combination Proposal and the Merger Proposal. If both the Business Combination Proposal and the Merger Proposal are not approved, the Incentive Plan Proposal will have no effect, even if approved by our shareholders.
The approval of the ESPP Proposal requires the affirmative vote of holders of at least a majority of Qell Ordinary Shares that are entitled to vote and are voted at the General Meeting. Accordingly, a Qell shareholder’s failure to vote by proxy or to vote in person at the General Meeting will not be counted towards the number of Qell Ordinary Shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the ESPP Proposal. Broker non-votes and abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the ESPP Proposal. The ESPP Proposal is conditioned upon the approval of the Business Combination Proposal and the Merger Proposal. If both the Business Combination Proposal and the Merger Proposal are not approved, the ESPP Proposal will have no effect, even if approved by our shareholders.
The approval of the Adjournment Proposal requires the affirmative vote of holders of a majority of the Qell Ordinary Shares that are entitled to vote and are voted at the General Meeting. Accordingly, a Qell shareholder’s failure to vote by proxy or to vote in person at the General Meeting will not be counted towards the number of Qell Ordinary Shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Adjournment Proposal. Broker non-votes and abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the Adjournment Proposal
Q: What happens if the Business Combination Proposal or the Merger Proposal are not approved?
A:
If the Business Combination Proposal or the Merger Proposal are not approved and Qell does not consummate a business combination by October 2, 2022, Qell will be required to dissolve and liquidate the Trust Account.

Q:
What happens if the Incentive Plan Proposal or the ESPP Proposal are not approved?

A:
If the Incentive Plan Proposal is not approved, the Incentive Plan will not be adopted. If the ESPP Proposal is not approved, the ESPP will not be adopted.

Q:
How many votes do I have at the General Meeting?

A:
Qell shareholders that hold their shares in “street name” are entitled to one vote on each proposal presented at the General Meeting for each Qell Ordinary Share held of record as of July 16, 2021, the record date for the General Meeting. As of the close of business on the record date, there were      outstanding Qell Ordinary Shares. For the avoidance of doubt, the record date does not apply to Qell shareholders that hold their shares in registered form and are registered as shareholders in Qell’s register of members. Qell shareholders that hold their shares in registered form are entitled to one vote on each proposal presented at the General Meeting for each Qell Ordinary Share held on the date of the General Meeting.

Q:
What constitutes a quorum at the General Meeting?

A:
One or more shareholders who together hold 50% of the issued and outstanding Qell Ordinary Shares entitled to vote at the General Meeting must be present, in person or represented by proxy, at the General Meeting to constitute a quorum and in order to conduct business at the General Meeting. Broker non-votes and abstentions will be counted as present for the purpose of determining a quorum. The Sponsor, who currently owns 20% of the issued and outstanding Qell Ordinary Shares, will count towards this quorum. In the absence of a quorum, the chairman of the General Meeting has power to adjourn the General Meeting. As of the record date for the General Meeting for Qell shareholders that hold their shares in “street name,” the presence of 18,975,000 Qell Ordinary Shares would be required to achieve a quorum.

Q:
How will the Qell Initial Shareholders and Qell’s other current directors and officers vote?

A:
Prior to the Qell IPO, Qell entered into agreements with the Sponsor, pursuant to which it has agreed to vote any Qell Ordinary Shares owned by the Sponsor in favor of a proposed initial business combination. As of the record date, the Sponsor owned 9,487,500 Founder Shares, representing 20% of the Qell Ordinary Shares entitled to vote at the General Meeting.

Q:
What interests do the Sponsor, Qell Initial Shareholders and Qell’s other current officers and directors have in the Business Combination?

A:
The Sponsor, Qell Initial Shareholders and Qell’s other current officers and directors have interests in the Business Combination that are different from or in addition to (and which may conflict with) your interests. You should take these interests into account in deciding whether to approve the Business Combination Proposal and the Merger Proposal. These interests include:

•
the fact that the Sponsor has agreed not to redeem any Qell Ordinary Shares held by it in connection with a shareholder vote to approve a proposed initial business combination;

•
the fact that Sponsor paid an aggregate of $25,000 for the Founder Shares and such securities will have a significantly higher value at the time of the Business Combination which, if unrestricted and freely tradable, would be valued at approximately $76,585,550, taking into account the 1,828,945 Founder Shares that Sponsor has agreed to forfeit in connection with the Business Combination, but, given the transfer restrictions on such shares, Qell believes such shares have less value;

•
the fact that the Sponsor paid an aggregate of $10,590,000 for its 7,060,000 Private Placement Warrants (these have an aggregate fair market value of $11,296,000 as of June 30, 2021 ) and that such Private Placement Warrants will expire worthless if a business combination is not consummated by October 2, 2022;

•
the fact that the Qell Initial Shareholders and Qell’s other current officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Founder Shares held by them if Qell fails to complete an initial business combination by October 2, 2022;

•
the fact that the Registration Rights Agreement will be entered into by the Sponsor;

•
the fact that, at the option of Sponsor, any amounts outstanding under certain working capital loans made by Sponsor or any of its affiliates to Qell (currently no amounts are outstanding and up to

$400,000 may be drawn) in an aggregate amount of up to $1,500,000 may be converted into warrants to purchase Qell Class A Ordinary Shares which will be identical to the Private Placement Warrant;
•
the right of the Sponsor to receive Holdco Shares, subject to certain lock-up periods;

•
the continued indemnification of Qell’s existing directors and officers and the continuation of Qell’s directors’ and officers’ liability insurance after the Business Combination;

•
the fact that the Sponsor will benefit from the completion of a business combination and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to shareholders rather than liquidate;

•
the Sponsor and its affiliates can earn a positive rate of return on their investment, even if other Qell shareholders experience a negative rate of return in the post-business combination company;

•
the fact that Sponsor and Qell’s officers and directors will lose their entire investment in Qell and will not be reimbursed for any out-of-pocket expenses (which are currently estimated to be up to approximately $6 million, excluding amounts contingent on closing) if an initial business combination is not consummated by October 2, 2022; and

•
the fact that if the Trust Account is liquidated, including in the event Qell is unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify Qell to ensure that the proceeds in the Trust Account are not reduced below $10.00 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which Qell has entered into an acquisition agreement or claims of any third party for services rendered or products sold to Qell, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Q:
Did the Qell Board obtain a third-party valuation or fairness opinion in determining whether or not to proceed with the Business Combination?

A:
No. The Qell Board did not obtain a third-party valuation or fairness opinion in connection with its determination to approve the Business Combination. Qell’s officers and directors have substantial experience in evaluating the operating and financial merits of companies from a wide range of industries and concluded that their experience and backgrounds, together with the experience and sector expertise of Qell’s advisors, enabled them to make the necessary analyses and determinations regarding the Business Combination. In addition, Qell’s officers and directors and its advisors have substantial experience with mergers and acquisitions. Accordingly, investors will be relying solely on the judgment of the Qell Board in valuing Lilium’s business and assuming the risk that the Qell Board may not have properly valued such business. Furthermore, the Qell Board did not obtain a third-party valuation or fairness opinion in connection with the determination to approve the Business Combination but believed that the active negotiations with the PIPE participants and subsequent change to the size and structure of the offering served as validation of the appropriateness of the valuation and structure of the Business Combination.

Q:
What happens if I vote against the Business Combination Proposal or the Merger Proposal?

A:
If you vote against the Business Combination Proposal or the Merger Proposal but the Business Combination Proposal and the Merger Proposal still obtain the affirmative vote of holders of at least the majority of Qell Ordinary Shares with respect to the Business Combination Proposal or two-thirds of Qell Ordinary Shares with respect to the Merger Proposal, that are entitled to vote and are voted at the General Meeting, then the Business Combination Proposal and the Merger Proposal will be approved, respectively, and, assuming the satisfaction or waiver of the other conditions to closing, the Business Combination will be consummated in accordance with the terms of the Business Combination Agreement.

If you vote against the Business Combination Proposal or the Merger Proposal and the Business Combination Proposal or the Merger Proposal do not obtain the affirmative vote of holders of the majority of Qell Ordinary Shares with respect to the Business Combination Proposal or two-thirds of Qell Ordinary Shares with respect to the Merger Proposal, that are entitled to vote and are voted at the General Meeting, then the Business Combination Proposal and the Merger Proposal, respectively, will fail and Qell will not consummate the Business Combination. If Qell does not consummate the

Business Combination, it may continue to try to complete a business combination with a different target business until October 2, 2022. If Qell fails to complete an initial business combination by October 2, 2022, then it will be required to dissolve and liquidate the Trust Account by returning the then-remaining funds in such account to its public shareholders.
Q:
How do the Qell Public Warrants differ from the Private Placement Warrants and what are the related risks for any holders of Qell Public Warrants following the Business Combination?

A:
The Private Placement Warrants are identical to the Qell Public Warrants in all material respects, except that the Private Placement Warrants will not be transferable, assignable or salable until 30 days after the completion of the initial Business Combination and they will not be redeemable by Qell (except as described in the notes to Qell’s financial statements included elsewhere in this proxy statement/prospectus) so long as they are held by the Sponsor or its permitted transferees. The Sponsor, or its permitted transferees, has the option to exercise the Private Placement Warrants on a cashless basis. If the Private Placement Warrants are held by holders other than the Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by Qell in all redemption scenarios and exercisable by the holders on the same basis as the Qell Public Warrants.

As a result, following the Business Combination, Holdco may redeem your Holdco Public Warrants prior to their exercise at a time that is disadvantageous to you, thereby significantly impairing the value of such warrants. Holdco will have the ability to redeem outstanding Holdco Public Warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant, provided that the closing price of the Holdco Class A Shares equals or exceeds $18.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading day period ending on the third trading day prior to the date on which a notice of redemption is sent to the warrantholders. Holdco will not redeem the warrants as described above unless a registration statement under the Securities Act covering the Holdco Class A Shares issuable upon exercise of such warrants is effective and a current prospectus relating to those Holdco Class A Shares is available throughout the 30-day redemption period. If and when the Holdco Public Warrants become redeemable by Holdco, it may exercise its redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws. Redemption of the outstanding Holdco Public Warrants could force you (i) to exercise your Holdco Public Warrants and pay the exercise price therefor at a time when it may be disadvantageous for you to do so, (ii) to sell your Holdco Public Warrants at the then-current market price when you might otherwise wish to hold your Holdco Public Warrants, or (iii) to accept the nominal redemption price which, at the time the outstanding Holdco Public Warrants are called for redemption, is likely to be substantially less than the market value of your Holdco Public Warrants.
In addition, Holdco will have the ability to redeem the outstanding Holdco Public Warrants at any time after they become exercisable and prior to their expiration, at a price of $0.10 per warrant if, among other things, the closing price of the Holdco Class A Shares equals or exceeds $10.00 per share (as adjusted for share sub-divisions, share dividends, rights issuances, subdivisions, reorganizations, recapitalizations and the like) on the trading day prior to the date on which a notice of redemption is sent to the warrant holders. Recent trading prices for the Qell Class A Ordinary Shares have not exceeded the $10.00 per share threshold at which the Qell Public Warrants would become redeemable. In such a case, the holders will be able to exercise their Holdco Public Warrants prior to redemption for a number of Holdco Class A Shares determined based on the redemption date and the fair market value of the Holdco Class A Shares. Please see the notes to Qell’s financial statements included elsewhere in this proxy statement/prospectus. The value received upon exercise of the Holdco Public Warrants (1) may be less than the value the holders would have received if they had exercised their Holdco Public Warrants at a later time where the underlying share price is higher and (2) may not compensate the holders for the value of the Holdco Public Warrants.
In each case, Holdco may only call the Holdco Public Warrants for redemption upon a minimum of 30 days’ prior written notice of redemption to each holder, provided that holders will be able to exercise their Holdco Public Warrants prior to the time of redemption and, at Holdco’s election, any such exercise may be required to be on a cashless basis.

Q:
Do I have redemption rights?

A:
Pursuant to Qell’s amended and restated memorandum and articles of association, holders of Qell public shares may elect to have their shares redeemed for cash at the applicable redemption price per share calculated in accordance with Qell’s amended and restated memorandum and articles of association. As of August 6, 2021, this would have amounted to approximately $10.00 per share. If a holder of Qell public shares exercises its redemption rights, then such holder will be exchanging its Qell Class A Ordinary Shares for cash and will not own shares of Holdco following the closing of the Business Combination. Such a holder will be entitled to receive cash for its public shares only if it properly demands redemption and delivers its shares (either physically or electronically) to the Transfer Agent in accordance with the procedures described herein. The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to the Transfer Agent in order to validly redeem its shares. Notwithstanding the foregoing, a holder of the public shares, together with any affiliate of his or her or any other person with whom he or she is acting in concert or as a “group” (as defined in Section 13 of the Exchange Act) will be restricted from seeking redemption rights with respect to more than fifteen percent (15%) of the Qell Class A Ordinary Shares included in the Qell Public Units sold in the Qell IPO. Accordingly, all public shares in excess of the 15% threshold beneficially owned by a public shareholder or group will not be redeemed for cash.

Qell has no specified maximum redemption threshold under its amended and restated memorandum and articles of association, other than the aforementioned 15% threshold. Each redemption of Qell Class A Ordinary Shares by Qell public shareholders will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $379,657,696 as of August 6, 2021. The Business Combination Agreement provides that Lilium’s obligation to consummate the Business Combination is conditioned on the amount of cash in the Trust Account (after giving effect to the Qell Shareholder Redemption) together with the proceeds actually received from the PIPE Financing being at least $450,000,000. The committed PIPE subscriptions are sufficient to satisfy this condition if fully funded, even if existing Qell shareholders exercise their redemption rights. The conditions to closing in the Business Combination Agreement are for the sole benefit of the parties thereto and may be waived by such parties. In no event will Qell redeem its Qell Class A Ordinary Shares in an amount that would cause its (or Holdco’s after giving effect to the transactions contemplated by the Business Combination Agreement) net tangible assets to be less than $5,000,001, as provided in the Qell amended and restated memorandum and articles of association and as required as a closing condition to each party’s obligation to consummate the Business Combination under the terms of the Business Combination Agreement. Qell shareholders who wish to redeem their public shares for cash must refer to and follow the procedures set forth in the section entitled “General Meeting of Qell Shareholders — Redemption Rights” in order to properly redeem their public shares.
Holders of Qell Public Warrants will not have redemption rights with respect to such warrants.
Q:
Can the Sponsor redeem its Founder Shares in connection with consummation of the Business Combination?

A:
No. The Sponsor has agreed, for no additional consideration, to waive its redemption rights with respect to its Founder Shares and any public shares it may hold in connection with the consummation of the Business Combination.

Q:
What happens if a substantial number of the public shareholders vote in favor of the Business Combination Proposal and exercise their redemption rights?

A:
Qell’s public shareholders are not required to vote “FOR” the Business Combination in order to exercise their redemption rights. Accordingly, the Business Combination may be consummated even though the funds available from the Trust Account and the number of public shareholders are reduced as a result of redemptions by public shareholders.

If a public shareholder exercises its redemption rights, such exercise will not result in the loss of any warrants that it may hold. Assuming that 100% or 37,950,000 Qell Class A Ordinary Shares held by Qell’s public shareholders were redeemed, the 12,650,000 retained outstanding Qell Public Warrants would have had an aggregate value of $20,240,000 on June 30, 2021. If a substantial number of, but not all, Qell public shareholders exercise their redemption rights, any non-redeeming shareholders would experience dilution to the extent such warrants are exercised and additional Holdco Class A Shares are issued.
In no event will Qell redeem its Qell Class A Ordinary Shares in an amount that would cause its (or Holdco’s after giving effect to the transactions contemplated by the Business Combination Agreement) net tangible assets to be less than $5,000,001, as provided in the Qell amended and restated memorandum and articles of association and as required as a closing condition to each party’s obligation to consummate the Business Combination under the terms of the Business Combination Agreement.
Additionally, as a result of redemptions, the trading market for the Holdco Class A Shares may be less liquid than the market for the Qell Class A Ordinary Shares was prior to consummation of the Business Combination and Holdco may not be able to meet the listing standards for Nasdaq or another national securities exchange.
The below sensitivity table shows the potential impact of redemptions on the pro forma book value per share of the shares owned by non-redeeming shareholders in the No Redemption, Illustrative Redemption (which assumes that 50% of Qell Class A Ordinary Shares held by public shareholders are redeemed), and Maximum Redemption scenarios.
	Assuming No Redemption		Assuming Illustrative Redemption		Assuming Maximum Redemption
Shareholders	Ownership in shares	Equity %	Ownership in shares	Equity %	Ownership in shares	Equity %
Lilium shareholders	218,757,580	71%	218,392,830	75%	218,013,330	80%
Qell public shareholders	37,950,000	12%	18,975,000	6%	0	0%
Sponsor(1)	7,658,555	2%	7,658,555	3%	7,658,555	3%
PIPE Investors	45,000,000	15%	45,000,000	16%	45,000,000	17%
Total Shares Outstanding Excluding Warrants	309,366,135	100%	290,026,385	100%	270,671,885	100%
Total Pro Forma Equity Value
Post-Redemptions(2)	$3,093,661,350		$2,900,263,850		$2,706,718,850
Total Pro Forma Book Value
Post-Redemptions(3)	$823,513,000		$633,724,000		$443,935,000
Pro Forma Book Value Per Share	$2.66		$2.19		$1.64

(1)
Includes 3,063,422 of Holdco Class A Shares acquired by the Sponsor in connection with the Business Combination which, in addition to any New Shares (as defined in the Sponsor Letter Agreement) issued with respect to such Holdco Shares, Sponsor has agreed to subject to certain time and performance vesting provisions.

(2)
Pro forma equity value shown at $10.00 per share in the No Redemption scenario and the Maximum Redemption scenarios.

(3)
See “Unaudited Pro Forma Condensed Combined Financial Information” for pro forma book value in the No Redemption scenario and the Maximum Redemption scenarios.
Pro forma book value for the Illustrative Redemption scenario uses the midpoint of the pro forma equity values in the No Redemption scenario and the Maximum Redemption scenarios. Euros converted to U.S. dollars at the exchange rate as of December 31, 2020 of $1.00 to €0.8186.

The level of redemption also impacts the effective underwriting fee incurred in connection with our IPO. In a no redemption scenario, based on the approximately $379,656,050 in the Trust Account as of June 30, 2021, Qell’s $13,282,500 in deferred underwriting fees represents an effective deferred underwriting fee of approximately 3.5% as a percentage of cash in the Trust Account. In a maximum redemption scenario, the effective underwriting fee would be approximately 40.7% as a percentage of the amount raised in the Qell IPO (based on the assumption that private funds affiliated with PIMCO would not redeem their Qell Ordinary Shares).

Q:
Is there a limit on the number of shares I may redeem?

A:
Yes. A public shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), may not redeem Qell Class A Ordinary Shares in excess of an aggregate of 15% of the shares sold in the Qell IPO without Qell’s consent. Accordingly, all Qell Class A Ordinary Shares in excess of 15% of Qell Class A Ordinary Shares sold in the Qell IPO owned by a holder will not be redeemed for cash without Qell’s consent. On the other hand, a public shareholder who holds less than 15% of the public shares may redeem all of the public shares held by such shareholder for cash.

Qell Class B Ordinary Shares cannot be redeemed.
In no event is your ability to vote all of your shares (including those shares held by you in excess of 15% of the shares sold in the Qell IPO) for or against the Business Combination restricted.
Qell has no specified maximum redemption threshold under its amended and restated memorandum and articles of association, other than the aforementioned 15% threshold. Each redemption of Qell Class A Ordinary Shares by Qell public shareholders will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $379,657,696 as of August 6, 2021. The Business Combination Agreement provides that each party’s obligation to consummate the Business Combination is conditioned on the amount of cash in the Trust Account (net of any amounts redeemed) together with the Aggregate PIPE Proceeds being at least $450,000,000. The committed PIPE subscriptions are sufficient to satisfy this condition if fully funded, even if existing Qell shareholders exercise their redemption rights. The conditions to closing in the Business Combination Agreement are for the sole benefit of the parties thereto and may be waived by such parties. In addition, in no event will Qell redeem its Qell Class A Ordinary Shares in an amount that would cause its (or Holdco’s after giving effect to the transactions contemplated by the Business Combination Agreement) net tangible assets to be less than $5,000,001, as provided in the Qell amended and restated memorandum and articles of association and as required as a closing condition to each party’s obligation to consummate the Business Combination under the terms of the Business Combination Agreement.
Q:
Is there a limit on the total number of Qell public shares that may be redeemed?

A:
Yes. The Qell amended and restated memorandum and articles of association provide that it may not redeem its public shares in an amount that would cause its net tangible assets to be less than $5,000,001 (such that Qell is not subject to the SEC’s “penny stock” rules). Other than this limitation and the aforementioned 15% threshold, the Qell amended and restated memorandum and articles of association does not provide a specified maximum redemption threshold. The Business Combination Agreement provides that, as a condition to each party’s obligation to consummate the Business Combination, Holdco may not have net tangible assets less than $5,000,001 at the Closing Commencement Date (after giving effect to the transactions contemplated by the Business Combination Agreement). In addition, the Business Combination Agreement provides that each party’s obligation to consummate the Business Combination is conditioned on the amount of cash in the Trust Account together with the proceeds actually received from the PIPE Financing being at least $450,000,000. The committed PIPE subscriptions are sufficient to satisfy this condition if fully funded, even if existing Qell shareholders exercise their redemption rights. If the Business Combination is not consummated, Qell will not redeem any Qell Class A Ordinary Shares and all Qell Class A Ordinary Shares submitted for redemption will be returned to the holders thereof, and Qell instead may search for an alternate business combination.

Q:
Will how I vote affect my ability to exercise redemption rights?

A:
No. You may exercise your redemption rights whether you vote your Qell Class A Ordinary Shares for or against, or whether you abstain from voting on, the Business Combination Proposal, the Merger Proposal or any other proposal described by this proxy statement/prospectus. As a result, the Business Combination Agreement and the Plan of Merger can be approved by shareholders who will redeem their shares and no longer remain shareholders, leaving shareholders who choose not to redeem their shares holding shares in a company with a potentially less-liquid trading market, fewer shareholders, potentially less cash and the potential inability to meet the listing standards of Nasdaq.

Q:
How do I exercise my redemption rights?

A:
In order to exercise your redemption rights, you must (i) if you hold Qell Public Units, separate the underlying Qell Class A Ordinary Shares and Qell Public Warrants, and (ii) prior to 5:00 PM, New York City time, on September 8, 2021 (two business days before the initial date of the General Meeting), tender your shares physically or electronically and identify yourself in writing as a beneficial holder and provide your legal name, phone number and address to the Transfer Agent in order to validly redeem your shares and submit a request in writing that Qell redeem your Qell Class A Ordinary Shares for cash to Continental Stock Transfer & Trust Company (the “Transfer Agent”) at the following address:

Continental Stock Transfer & Trust Company
1 State Street
New York, New York 10004
Attention: Mark Zimkind
Email: mzimkind@continentalstock.com
You do not have to be a record date holder in order to exercise your redemption rights. Qell shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the Transfer Agent and time to effect delivery. It is Qell’s understanding that Qell shareholders should generally allot at least two weeks to obtain physical certificates from the Transfer Agent. However, Qell does not have any control over this process and it may take longer than two weeks. Qell shareholders who hold their shares in “street name” will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically.
Qell shareholders seeking to exercise their redemption rights, whether they are registered holders or hold their shares in “street name” are required to either tender their certificates to the Transfer Agent prior to the date set forth in this proxy statement/prospectus, or up to two business days prior to the vote on the Business Combination Proposal at the General Meeting, or to deliver their shares to the Transfer Agent electronically using Depository Trust Company’s (DTC) Deposit/Withdrawal At Custodian (DWAC) system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Business Combination is approved.
Any demand for redemption, once made, may be withdrawn at any time until the vote is taken with respect to the Business Combination. If you delivered your shares for redemption to the Transfer Agent and decide within the required timeframe not to exercise your redemption rights, you may request that the Transfer Agent return the shares (physically or electronically). The redemption rights include the requirement that a holder must identify himself, herself or itself in writing as a beneficial holder and provide his, her or its legal name, phone number and address to the Transfer Agent in order to validly redeem his, her or its shares. You may make such request by contacting the Transfer Agent at the phone number or address listed under the question “Who can help answer my questions?” below.
If you hold Qell Public Units registered in your own name, you must deliver the certificate for such Qell Public Units to the Transfer Agent with written instructions to separate such Qell Public Units into Qell Class A Ordinary Shares and Qell Public Warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the Qell Public Units.
If a broker, dealer, commercial bank, trust company or other nominee holds your Qell Public Units, you must instruct such nominee to separate your Qell Public Units. Your nominee must send written instructions by facsimile to the Transfer Agent. Such written instructions must include the number of Qell Public Units to be split and the nominee holding such Qell Public Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant units and a deposit of an equal number of Qell Class A Ordinary Shares and Qell Public Warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the public shares from the Qell Public Units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Qell Public Units to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The Transfer Agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.
Q:
What are the U.S. federal income tax consequences of exercising my redemption rights?

A:
The U.S. federal income tax consequences of exercising your redemption rights depend on your particular facts and circumstances. See the section entitled “Material Tax Considerations — Material U.S. Federal Income Tax Considerations — Tax Consequences for U.S. Holders Exercising Redemption Rights”. If you are a U.S. Holder of Qell Class A Ordinary Shares contemplating exercise of your redemption rights, you are urged to consult your tax advisor to determine the tax consequences thereof.

Q:
What are the U.S. federal income tax consequences to me of the Merger?

A:
Subject to the limitations and qualifications described in “Material Tax Considerations — Material U.S. Federal Income Tax Considerations” below, the Merger will constitute a reorganization under Section 368(a)(1)(F) of the Code. As a result, you will generally not recognize gain or loss for U.S. federal income tax purposes on the receipt of Holdco Class A Shares for Qell Class A Ordinary Shares and Holdco Public Warrants for Qell Public Warrants in connection with the Merger.

Q:
If I am a Qell warrant holder, can I exercise redemption rights with respect to my Qell Public Warrants?

A:
No. The holders of Qell Public Warrants have no redemption rights with respect to such warrants.

Q:
Do I have appraisal rights or dissenters’ rights if I object to the proposed Business Combination?

A:
The Cayman Islands Companies Act provides that a shareholder of a Cayman company shall be entitled to payment of the fair value of that person’s shares upon dissenting from a merger or consolidation (the “Dissenter Rights”). However, such rights are not available in respect of the shares of any class for which an open market exists on a recognized stock exchange where, upon the merger or the consolidation, the shareholder receives, amongst other things, either: (a) shares of a surviving or consolidated company, or depository receipts in respect thereof; or (b) shares of any other company, or depository receipts in respect thereof, which shares or depository receipts at the effective date of the merger or consolidation, are either listed on a national securities exchange or designated as a national market system security on a recognized interdealer quotation system or held of record by more than two thousand holders.

With respect to the Merger, (i) Nasdaq is a recognized stock exchange and is a national securities exchange, (ii) Qell shareholders will be entitled to receive shares of the surviving company and (iii) such claim will be contributed immediately to Holdco in exchange for Holdco Shares that will be listed on Nasdaq. Accordingly, Dissenter Rights will not be available in respect of the Merger. The absence of Dissenter Rights does not impede a shareholder’s ability to exercise such shareholder’s redemption rights as outlined in the Qell amended and restated memorandum and articles of association.
Appraisal rights are not available to holders of Lilium shares in connection with the Business Combination.
Q:
What happens to the funds held in the Trust Account upon consummation of the Business Combination?

A:
If the Business Combination is consummated, the funds held in the Trust Account will be used to: (i) pay Qell public shareholders who properly exercise their redemption rights; (ii) pay $13,282,500 in deferred underwriting commissions to the underwriters of the Qell IPO; and (iii) pay certain other fees, costs and expenses (including regulatory fees, legal fees, accounting fees, printer fees and other professional fees) that were incurred by Qell and other parties to the Business Combination Agreement in connection with the Business Combination pursuant to the terms of the Business Combination Agreement (which are currently estimated to be approximately $69 million, excluding the deferred underwriting fees). Any remaining funds will be used by Holdco for general corporate purposes, and thereafter, the Trust Account shall terminate except as otherwise provided therein.
Q:
What conditions must be satisfied to complete the Business Combination?

A:
There are a number of closing conditions in the Business Combination Agreement, including the approval by Qell shareholders of the Business Combination Proposal and the Merger Proposal and the Aggregate Holdco Transaction Proceeds Condition. For a summary of the conditions that must be satisfied or waived prior to completion of the Business Combination, please see the section entitled “The Business Combination Agreement and Ancillary Documents — Conditions to Closing of the Business Combination.”

Q:
What happens if the Business Combination Agreement is terminated or the Business Combination is not consummated?

A:
There are certain circumstances under which the Business Combination Agreement may be terminated. Please see the section entitled “The Business Combination Agreement and Ancillary Documents” for information regarding the parties’ specific termination rights.

If Qell does not consummate the Business Combination, it may continue to try to complete a business combination with a different target business until October 2, 2022. If Qell fails to complete an initial business combination by October 2, 2022, then Qell will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem Qell public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish Qell public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Qell’s remaining shareholders and the Qell Board, dissolve and liquidate, subject in the case of (ii) and (iii) to Qell’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per unit in the Qell IPO. Please see the section entitled “Risk Factors — Risks Related to Qell” for additional information.
Holders of Founder Shares have waived any right to any liquidation distribution with respect to such shares. In addition, there will be no redemption rights or liquidating distributions with respect to the Qell Public Warrants and Private Placement Warrants, which will expire worthless if Qell fails to complete an initial business combination by October 2, 2022.
Q:
When is the Business Combination expected to be completed?

A:
The closing of the Business Combination is expected to commence on or prior to the third business day following the satisfaction or waiver of the conditions described below in the subsection entitled “The Business Combination Agreement and Ancillary Documents — Conditions to Closing of the Business Combination.” The Business Combination Agreement may be terminated by Qell or Lilium if the closing of the Business Combination has not occurred on or prior to the later of (i) the date that is six (6) calendar months after the date of the Business Combination Agreement, and (ii) the date that is six (6) calendar months following (A) notification from the BMWi, within six (6) calendar months of the Business Combination Agreement, that a certificate of non-objection is required in respect of the Transaction, or (B) the parties’ mutual decision, within six (6) calendar months of the Business Combination Agreement, to seek a certificate of non-objection from the BMWi (the “Termination Date”).

For a description of the conditions to the completion of the Business Combination, see the section entitled “The Business Combination Agreement and Ancillary Documents — Conditions to Closing of the Business Combination.”

Q:
What do I need to do now?

A:
You are urged to read carefully and consider the information contained in this proxy statement/prospectus, including the Annexes, and to consider how the Business Combination will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement/prospectus and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:
How do I vote?

A:
If you hold your shares in “street name” and were a holder of record of Qell Ordinary Shares on July 16, 2021, the record date for the General Meeting, you may vote with respect to the proposals in person at the General Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. For the avoidance of doubt, the record date does not apply to Qell shareholders that hold their shares in registered form and are registered as shareholders in Qell’s register of members. All holders of shares in registered form on the day of the General Meeting are entitled to vote at the General Meeting.

Voting by Mail.   By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the General Meeting so that your shares will be voted if you are unable to attend the General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 11:59 p.m., New York City time, on September 9, 2021.
Voting in Person at the Meeting.   If you attend the General Meeting and plan to vote in person, you will be provided with a ballot at the General Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the General Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the General Meeting and vote in person, you will need to bring to the General Meeting a legal proxy from your broker, bank or nominee authorizing you to vote these shares. For additional information, please see the section entitled “General Meeting of Qell Shareholders.”
Q:
What will happen if I abstain from voting or fail to vote at the General Meeting?

A:
At the General Meeting, a properly executed proxy marked “ABSTAIN” with respect to a particular proposal will be counted as present for purposes of determining whether a quorum is present. For purposes of approval, broker non-votes and abstentions will have no effect on the Business Combination Proposal, the Merger Proposal, the Incentive Plan Proposal, the ESPP Proposal or the Adjournment Proposal.

Q:
What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:
Signed and dated proxies received by Qell without an indication of how the shareholder intends to vote on a proposal will be voted “FOR” each proposal presented to the shareholders. The proxyholders may use their discretion to vote on any other matters which properly come before the General Meeting.

Q:
If I am not going to attend the General Meeting in person, should I return my proxy card instead?

A:
Yes. Whether you plan to attend the General Meeting or not, please read the enclosed proxy statement/prospectus carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

We intend to hold the General Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving coronavirus (COVID-19) situation. As a result, we may impose additional procedures or limitations on meeting attendees or may decide to hold the meeting in a different location. We plan to announce any such updates on our proxy website, and we encourage you to check this website prior to the meeting if you plan to attend.
Q:
If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:
No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.

Qell believes that all of the proposals presented to the shareholders at this General Meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the General Meeting. If you do not provide instructions with your proxy card, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will be counted for the purposes of determining the existence of a quorum but will not be counted for purposes of determining the number of votes cast at the General Meeting. Your broker, bank or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker, bank or other nominee to vote your shares in accordance with directions you provide.
Q:
May I change my vote after I have mailed my signed proxy card?

A:
Yes. You may change your vote by sending a later-dated, signed proxy card to Qell’s Secretary at the address listed below so that it is received by Qell’s Secretary prior to the General Meeting or attend the General Meeting in person and vote. You also may revoke your proxy by sending a notice of revocation to Qell’s Secretary, which must be received by Qell’s Secretary prior to the General Meeting.

Q:
What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement/prospectus and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:
Who will solicit and pay the cost of soliciting proxies for the General Meeting?

A:
Qell will pay the cost of soliciting proxies for the General Meeting. Qell has engaged Morrow to assist in the solicitation of proxies for the General Meeting. Qell has agreed to pay Morrow a fee of $37,500, plus disbursements, and will reimburse Morrow for its reasonable out-of-pocket expenses and indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. Qell will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Qell Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Qell Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of Qell may also solicit proxies by telephone, by facsimile, by mail, on the Internet, or in person. They will not be paid any additional amounts for soliciting proxies.

Q:
Who can help answer my questions?

A:
If you have questions about the proposals or if you need additional copies of this proxy statement/prospectus or the enclosed proxy card you should contact:

Qell Acquisition Corp.
505 Montgomery Street, Suite 1100
San Francisco, CA 94111
415-874-3000
Attention: Sam Gabbita, Chief Financial Officer
Email: info@qellspac.com
You may also contact the proxy solicitor for Qell at:
Individuals, please call toll-free: 800-662-5200
Banks and brokerage, please call: 203-658-9400
Email: QELL@investor.morrowsodali.com
To obtain timely delivery, Qell shareholders must request the materials no later than September 2, 2021, or five business days prior to the General Meeting.
You may also obtain additional information about Qell from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”
If you intend to seek redemption of your public shares, you will need to send a letter demanding redemption and deliver your public shares (either physically or electronically) to the Transfer Agent prior to the General Meeting in accordance with the procedures detailed under the question “How do I exercise my redemption rights?” If you have questions regarding the certification of your position or delivery of your public shares, please contact the Transfer Agent:
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attention: Mark Zimkind
Email: mzimkind@continentalstock.com

SUMMARY
This summary highlights selected information contained in this proxy statement/prospectus and does not contain all of the information that is important to you. You should read carefully this entire proxy statement/prospectus, including the Annexes and accompanying financial statements of Holdco, Qell and Lilium, to fully understand the proposed Business Combination (as described below) before voting on the proposals to be considered at the General Meeting (as described below). Please see the section entitled “Where You Can Find More Information.”
Parties to the Business Combination
Lilium
Lilium’s vision is to create a sustainable and accessible mode of high-speed, regional transportation. Using the 7-Seat Lilium Jet, an electric vertical take-off and landing jet, offering leading capacity, low noise and high performance, Lilium is building a transport network and service for people and goods. Working with world-leading aerospace, technology and infrastructure providers, commercial operations are planned to launch in 2024. Lilium’s 600-strong team includes approximately 400 aerospace engineers and a leadership responsible for delivering some of the most successful aircraft in aviation history. Lilium’s headquarters and manufacturing facilities are in Munich, Germany, with teams based across Europe and the U.S.
Lilium is a German private limited liability company (Gesellschaft mit beschränkter Haftung) that was incorporated on February 20, 2015. The mailing address of Lilium’s principal executive office is Claude-Dornier Straße 1, Geb. 335, 82234 Wessling, Germany, its phone number is +49 160 9704 6857, and its website is www.lilium.com.
Holdco
Holdco is a Dutch private liability company (besloten vennootschap met beperkte aansprakelijkheid) that was incorporated on March 11, 2021. To date, Holdco has not conducted any material activities other than those incident to its formation and the pending Business Combination and only has nominal assets consisting of cash and cash equivalents. Accordingly, no financial statements of Holdco have been included in this proxy statement/prospectus. Prior to consummation of the Business Combination, Holdco’s corporate form will be converted to a Dutch public limited liability company (naamloze vennootschap) and its name will be changed to Lilium N.V., Holdco intends to apply to list the Holdco Class A Shares and Holdco Public Warrants under the Exchange Act and on Nasdaq under the symbols “LILM” and “LILMW,” respectively, upon the closing of the Business Combination.
The mailing address of Holdco’s principal executive office prior to the closing of the Business Combination is Rhijnspoorplein 10-38, 1018 TX Amsterdam, the Netherlands. The mailing address of Holdco’s principal executive office after the closing of the Business Combination will be Paul-Ehrlich-Straße 15, 72076 Tübingen, Federal Republic of Germany, its phone number is +49 160 9704 6857.
Qell
Qell Acquisition Corp. is a blank check company incorporated as a Cayman Islands exempted company on August 7, 2020, and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more target businesses. Qell consummated its initial public offering on October 2, 2020, generating net proceeds of approximately $380 million, which includes proceeds from the issuance of the Private Placement Warrants to Sponsor.
The Qell Class A Ordinary Shares, Qell Public Units and Qell Public Warrants are traded on Nasdaq under the ticker symbols “QELL,” “QELLU” and “QELLW,” respectively. Upon the closing of the Business Combination, Qell’s securities will be delisted from Nasdaq.
The mailing address of Qell’s registered office is 505 Montgomery Street, Suite 1100, San Francisco, CA 94111.

Merger Sub
Queen Cayman Merger LLC is a Cayman Islands limited liability company and wholly-owned subsidiary of Holdco that was incorporated in 2021 to facilitate the consummation of the Business Combination. As part of the Business Combination, Qell will merge with and into Merger Sub, with Merger Sub continuing as the surviving entity.
The mailing address of Merger Sub’s registered office is c/o Campbells Corporate Services Limited, Floor 4, Willow House, Cricket Square, Grand Cayman, KY1-9010 , Cayman Islands.
The Business Combination
General
On March 30, 2021, Qell, Lilium, Holdco, and Merger Sub entered into a Business Combination Agreement, which provides for, among other things, the following transactions:
•
Qell will merge with and into Merger Sub, with Merger Sub as the surviving company (the “Surviving Company”) in the Merger;

•
In connection with the Merger, each issued and outstanding ordinary share of Qell will be converted into a claim for a corresponding equity security in the Merger Sub, and such claim shall then be contributed into Holdco in exchange for one Holdco Class A Share;

•
Immediately following the Merger, Holdco will cause Merger Sub to, and Merger Sub will, commence winding up under the Cayman LLC Act and distribute all of its tangible and intangible assets (including all cash) and transfer any and all of its liabilities to Holdco (the “Liquidation Distribution and Assumption”);

•
Immediately following the Liquidation Distribution and Assumption, Holdco will take a series of actions including, but not limited to, (i) appointment of Daniel Wiegand as executive director to the board of directors of Holdco, and (ii) execution of the Holdco Board Agreements (as defined in the Business Combination Agreement);

•
The shareholders of Lilium (“Participating Shareholders”) will exchange their shares in Lilium for Holdco Shares. All Lilium shareholders, but for Daniel Wiegand, will receive Holdco Class A Shares in the Exchange. Daniel Wiegand will receive Holdco Class B Shares. Holdco Class B Shares will rank pari passu with Holdco Class A Shares in all respects, provided they will be entitled to 3x super voting rights, subject to customary sunset provisions; and

Each outstanding warrant to purchase a Qell Class A Ordinary Share will, by its terms, convert into a warrant to purchase one Holdco Class A Share, on the same contractual terms.
For more information about the Business Combination, please see the sections entitled “The Business Combination” and “The Business Combination Agreement and Ancillary Documents.” A copy of the Business Combination Agreement is attached to this proxy statement/prospectus as Annex A.

Organizational Structure
The following diagram illustrates the pre-Business Combination organizational structure of Qell:
Qell Acq. Corp (SPAC)
The following diagram illustrates the pre-Business Combination organizational structure of Lilium:
Lilium Group

The following diagram illustrates the structure of Holdco immediately following the Business Combination.
Effect of the Business Combination on Existing Qell Equity
Subject to the terms and conditions of the Business Combination Agreement, the Business Combination will result in, among other things, the following:
•
each Qell Class A Ordinary Share will be converted into one fully paid and non-assessable Holdco Class A Share;

•
each Founder Share will be converted into one fully paid and non-assessable Holdco Class A Share;

•
each Qell Public Warrant will be converted into a Holdco Public Warrant, on the same terms and conditions as those applicable to the Qell Public Warrants; and

•
Sponsor will forfeit 1,828,945 Qell Class B Ordinary Shares that would otherwise have converted into 1,828,945 Holdco Shares in connection with the Merger for no consideration.

Consideration to Lilium Shareholders in the Business Combination
Subject to the terms and conditions of the Business Combination Agreement, the consideration to be received by the Lilium equityholders in connection with the Business Combination will be an aggregate number of Holdco Shares equal to (a) $2,400,000,000 (subject to certain downward adjustments set forth in the Business Combination Agreement), divided by (b) $10.00. Such calculation for the aggregate number of Holdco Shares to be received by Lilium equityholders is based upon assumptions (A), (B) and (C) described below in the section entitled “Ownership of Holdco.”
Ownership of Holdco
It is anticipated that, upon completion of the Business Combination: (i) Qell’s public shareholders (excluding any Holdco Shares issued pursuant to the PIPE Financing) will receive approximately 11.4% of Holdco Shares on a fully diluted basis; (ii) the PIPE Investors (some of whom are also Lilium equityholders) will receive approximately 13.6% of Holdco Shares on a fully diluted basis; (iii) the Qell Initial Shareholders (including the Sponsor) will receive approximately 2.3% of Holdco Shares on a fully diluted basis; and (iv) the former Lilium equityholders (excluding any Holdco Shares issued pursuant to the PIPE Financing) will receive approximately 65.9% of Holdco Shares on a fully diluted basis. These levels of ownership assume (A) no Qell Class A Ordinary Shares are elected to be redeemed by Qell’s public shareholders, (B) that 45,000,000 Holdco Shares are issued to the PIPE Investors in connection with the PIPE Financing, (C) that none of the Private Placement Warrants or the Holdco Public Warrants have been exercised, and (D) Participating Shareholders represent 100% of the issued and outstanding shares of Lilium and there are no “change of control” payments made or required to be made by Lilium. If all of the Private Placement Warrants and Holdco Public Warrants were exercisable and immediately exercised upon completion of the Business Combination on a 1:1 basis for cash, Qell’s public shareholders (excluding any Holdco Shares issued pursuant to the PIPE Financing) would receive in aggregate approximately 14.4% of Holdco Shares on a fully diluted basis, and the Qell Initial Shareholders (including the Sponsor) would receive in aggregate approximately 4.2% of Holdco Shares on a fully diluted basis; however, the warrants are subject to restrictions on the timing of their exercise and may also be exercisable on a cashless basis by reference to the fair market value of the ordinary shares, and these percentages are therefore indicative only.
In addition to the assumptions made in the preceding paragraph, the factors that will determine the ownership percentages upon consummation of the Business Combination include:
•
if the Participating Shareholders represent less than 100% of the issued and outstanding shares of Lilium prior to the Business Combination, it would reduce the aggregate ownership of the Lilium equityholders and increase the aggregate ownership of the other shareholder groups described above;

•
if there are any “change of control” payments made or required to be made by Lilium, it would reduce the aggregate ownership of the Lilium equityholders and increase the aggregate ownership of the other shareholder groups described above;

•
if there are any redemptions by public shareholders of Qell Class A Ordinary Shares in connection with the Business Combination, it would reduce the aggregate ownership of the public shareholders and increase the aggregate ownership of the other shareholder groups described above; and

•
if the PIPE Investors do not fund the PIPE Financing in full, it would reduce the aggregate ownership of the PIPE Investors and increase the aggregate ownership of the other shareholder groups described above commensurately.

For further information related to the determination of the number of Holdco Shares to be issued to the Lilium equityholders upon completion of the Business Combination, please see the section entitled “The Business Combination — Consideration to Lilium Shareholders in the Business Combination”.
The ownership percentages with respect to Holdco following the Business Combination do not take into account any awards to be issued under the ESPP or the Incentive Plan or, unless otherwise expressly stated, the Private Placement Warrants or the Holdco Public Warrants, but do include Founder Shares, which will be exchanged for Holdco Class A Shares at the closing of the Business Combination on a one-for-one basis. If the actual facts are different than these assumptions, the ownership percentages in Holdco will be different.
Conditions to Closing of the Business Combination
The respective obligations of each party to the Business Combination Agreement to consummate the Business Combination, are subject to the satisfaction, or written waiver by the party for whose benefit such condition exists, at or prior to the Closing of the following conditions:
•
any applicable waiting period under the HSR Act shall have expired or terminated and any consent pursuant to any applicable Antitrust Law (as defined in the Business Combination Agreement) shall have been obtained;

•
no order or law issued by any court of competent jurisdiction or other governmental entity, FDI Screening (as defined in the Business Combination Agreement), or other legal restraint or prohibition preventing the consummation of (including, where the consummation of the transactions contemplated by this Agreement comprises one or more notifiable acquisitions under the NSI Act as defined in the Business Combination Agreement, if no approval of such transactions has been received from the UK Secretary of State under the NSI Act), or, in case of an FDI Screening, with respect to, any of the transactions contemplated by this Agreement, shall be in effect or pending (as applicable), and the Parties shall act reasonably and in good faith and consult each other when assessing the application of any such restraint, prohibition or pending FDI Screening;
•
the registration statement / proxy statement — of which this proxy statement/prospectus forms a part — must have become effective in accordance with the provisions of the Securities Act, no stop order has been issued by the SEC and remains in effect with respect to the registration statement of which this proxy statement/prospectus forms a part, and no proceeding seeking such a stop order has been threatened or initiated by the SEC and remains pending;

•
the approval, at the General Meeting, of the Business Combination Proposal by an ordinary resolution in accordance with Qell’s governing documents;

•
the authorization, at the General Meeting, of the Plan of Merger by a special resolution in accordance with Qell’s governing documents;

•
accuracy of the representations and warranties made by the other party in the Business Combination Agreement, subject to a “material adverse effect” (to be defined by the parties in the Business Combination Agreement) standard and compliance by the other party with its covenants in all material respects;

•
there shall have not been a material adverse effect of the other party following the date of signing the Business Combination Agreement;

•
after giving effect to the transactions contemplated hereby (including the PIPE Financing), Holdco shall have at least $5,000,001 of net tangible assets (as determined in accordance with Rule  3a51-1(g)(1) of the Exchange Act) immediately after the Closing;

•
Holdco’s initial listing application with Nasdaq in connection with the transactions contemplated by this Agreement shall have been approved and, immediately following the Closing, Holdco shall satisfy any applicable initial and continuing listing requirements of Nasdaq and Holdco shall not have received any notice of non-compliance therewith, and the Holdco Shares shall have been approved for listing on Nasdaq;

•
the Aggregate Holdco Transaction Proceeds Condition; and

•
the Incentive Plan and ESPP shall have been adopted and approved by the Holdco Board and the Required Holdco Shareholder Approval (as defined in the Business Combination Agreement).

The obligations of the parties to the Business Combination Agreement to consummate the Business Combination are subject to additional conditions, as described more fully below in the section entitled “The Business Combination Agreement and Ancillary Documents — Conditions to Closing of the Business Combination.”
Ancillary Documents
Subscription Agreements
In connection with the execution of the Business Combination Agreement, Qell and Holdco entered into subscription agreements with PIPE Investors, the form of which is attached hereto as Annex F, pursuant to which the PIPE Investors agreed to subscribe for and purchase and Holdco agreed to issue and sell to such PIPE Investors, 45,000,000 Holdco Class A Shares (the “Private Placement Shares”), for an aggregate of $450,000,000 in proceeds. The Private Placement Shares to be issued pursuant to the Subscription Agreements have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act and/or Regulation D or Regulation S promulgated thereunder without any form of general solicitation or general advertising.
The closing of the Subscription Agreement is contingent upon, among other things, the substantially concurrent consummation of the Business Combination and related transactions.
Sponsor Letter Agreement
In connection with their entry into the Business Combination Agreement, the Sponsor, Qell, Holdco and Lilium entered into the Sponsor Letter Agreement, attached hereto as Annex E, pursuant to which the

Sponsor has agreed (a) to vote in favor of the Business Combination Agreement and the transactions contemplated thereby and take all actions reasonably necessary to cause the closing of the Business Combination, including execution of the Holdco shareholder approval, (b) to waive any adjustment to the conversion ratio set forth in the Qell’s amended and restated memorandum and articles of association or any other anti-dilution or similar protection with respect to the Qell Class B Ordinary Shares held by them, and (c) forfeit 1,828,945 Qell Class B Ordinary Shares that would otherwise have converted into 1,828,945 Holdco Shares in connection with the Merger for no consideration, and subject 3,063,422 of the Holdco Class A Shares acquired by the Sponsor in connection with the Merger (in addition to any New Shares (as defined in the Sponsor Letter Agreement) issued with respect to such Holdco Class A Shares) to certain time and performance vesting provisions.
Registration Rights Agreement
At the closing of the Business Combination, Holdco will enter into a Registration Rights Agreement with Sponsor and certain Lilium shareholders (the ‘‘Registration Rights Agreement’’), providing for, among other things, subject to the terms thereof, customary registration rights, including demand and piggy-back rights subject to cut-back provisions. Holdco has agreed to file a shelf registration statement to register the Holdco Shares covered by the Registration Rights Agreement no later than thirty days following consummation of the Business Combination. Pursuant to the Registration Rights Agreement, certain Lilium shareholders will agree not to sell, assign, offer to sell, contract, pledge, grant, or otherwise dispose of or enter into any swap or other similar arrangement, with respect to the Holdco Shares such persons receive in connection with the Business Combination for 180 days from the Final Closing Date of the Business Combination, subject to certain limited exceptions. In addition, Sponsor will agree not to sell, assign, offer to sell, contract, pledge, grant, or otherwise dispose of or enter into any swap or other similar arrangement, with respect to the Holdco Shares it receives in connection with the Business Combination for a period beginning on the closing of the Business Combination and ending on the earlier of (i) 360 days after the Final Closing Date of the Business Combination and (ii) (x) if the closing price of a Holdco Share equals or exceeds $12.00 per share (subject to certain adjustments) for any 20 trading days within any 30-day trading period commencing at least 150 after the Final Closing Date of the Business Combination, or (y) the date on which Holdco completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of Holdco’s stockholders having the right to exchange their Holdco Shares for cash, securities or other property, subject to certain limited exceptions.
Warrant Assumption Agreement
In connection with the Business Combination Agreement, Holdco, Qell and Continental Stock and Transfer & Trust Company will, prior to Closing, enter into a Warrant Assignment, Assumption and Amendment Agreement in the form attached hererto as Exhibit 4.1, pursuant to which the parties will agree that, as part of the Merger, each Qell Public Warrant and Private Placement Warrant that is outstanding immediately prior to the effective time of the Merger shall cease to represent a right to acquire Qell Class A Ordinary Shares and shall automatically represent, immediately following the Merger, a right to acquire Holdco Class A Shares on the same contractual terms and conditions as were in effect immediately prior to Merger under the original Warrant Agreement, including that the warrant holders are deemed to have consented to an exclusive forum provision requiring all claims to be brought before the courts of the State of New York or the United States District Court for the Southern District of New York other than suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal district courts of the United States of America are the sole and exclusive forum.
Company Shareholder Support Agreements
In connection with the Business Combination Agreement, Holdco, Lilium, Merger Sub, and existing shareholders of Lilium entered into Company Shareholder Support Agreements (in the form attached to the Business Combination Agreement as Exhibit E thereto) pursuant to which, among other things, each such existing shareholder of Lilium (a) granted or will grant, as applicable, Lilium and Holdco with a power of attorney permitting and directing Lilium and/or Holdco to execute the necessary transfer documents (on behalf of such existing shareholder of Lilium), required pursuant to Dutch and German law, to effect the Company Share Exchange , (b) undertook, vis-àvis the Company, Holdco, Qell and each other existing shareholder of Lilium to take all necessary or desirable actions in connection with the transactions set forth in the Business Combination Agreement (including executing an exchange agreement in the form provided by Lilium (and that is reasonably satisfactory to Qell and Holdco) to consummate the Company Share Exchange) and (c) agreed, to certain customary covenants to support the Business Combination (including restrictions on the sale, disposition or transfer of the Company Shares held by him, her or it, and cooperation in respect of any FDI Screening (as defined in the Business Combination Agreement)).
Qell Board’s Reasons for Approval of the Business Combination
The Qell Board considered a number of factors pertaining to the Business Combination as generally supporting its decision to enter into the Business Combination Agreement and the transactions contemplated thereby, including but not limited to, the following material factors:
•
Large Market with Limited Competition:   the market for regional air mobility represents a $1.5 – 3.0 trillion global opportunity that can be served by eVTOL aircraft that would replace expensive, time consuming infrastructure deployments such as rail and highways with affordable, emissions-free transportation that can be deployed quickly to multiple locations. Lilium is one of a limited number of technology companies globally with eVTOL technology that has matured through several generations.

•
Significant Barriers to Entry and Early Mover Advantage:   global aerospace companies have significant regulatory and safety hurdles to overcome before aircraft can be deployed for use in movement of people and goods. Lilium has carefully advanced each successive generation of its aircraft since 2015, commenced its work with regulators in 2017 and achieved its certification basis with EASA in December 2020.

•
Proprietary and Scalable Technology:   Lilium’s DEVT technology is fundamentally distinct from the open propeller technology used by other eVTOL companies. The DEVT approach enables Lilium to have a relatively high payload in the eVTOL industry, and quieter aircraft that can still fit on traditional heliport landing areas.

•
Attractive Entry Valuation:   Lilium will have an anticipated initial pro forma enterprise value of $2.4 billion, implying a 0.7x multiple of 2026 projected revenue. The Qell Board believes this is attractive relative to relevant eVTOL comparable companies, as well as the broader universe of publicly traded electric vehicle, shared economy and LIDAR high technology companies. The Qell Board believes the valuation of Lilium is favorable to investors seeking long-term return potential and that the $2.4 billion enterprise value presents a compelling entry point valuation for a business with proprietary technology and significant barriers to entry.

•
Strong Shareholder Base:   Lilium’s funding base (inclusive of the $450 million fully committed PIPE Financing) is anchored by strategic partners and institutional investors including Baillie Gifford, funds and accounts managed by BlackRock, Tencent, Ferrovial, LGT and its direct impact investing arm Lightrock, Palantir, and private funds affiliated with PIMCO.

•
Continued Ownership By Lilium Shareholders and Investment by Third Parties.   The Qell Board considered that Lilium shareholders would exchange 100% of their Lilium shares for Holdco Shares and would remain, collectively, the largest stakeholders of Holdco. In addition, the Qell Board considered that the PIPE Investors, including existing Lilium shareholders and other strategic partners and institutional investors, are also investing an aggregate amount of $450 million in the combined company, in each case, pursuant to their participation in the PIPE Financing. The Qell Board considered the foregoing as a strong sign of confidence in Lilium following the Business Combination and the benefits to be realized as a result of the Business Combination.

Please see the section entitled “The Business Combination — The Qell Board’s Reasons for the Business Combination” for additional information.
The General Meeting of Qell Shareholders
Date, Time and Place of General Meeting
The General Meeting of Qell shareholders will be held on September 10, 2021, at 9:00 a.m., New York City time, at the offices of Goodwin Procter LLP located at 620 Eighth Avenue, New York, New York 10018.

We intend to hold the General Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving coronavirus (COVID-19) situation. As a result, we may impose additional procedures or limitations on meeting attendees or may decide to hold the meeting in a different location. We plan to announce any such updates on our proxy website, and we encourage you to check this website prior to the meeting if you plan to attend.
Proposals
At the General Meeting, Qell shareholders will be asked to consider and vote on:
1.
Business Combination Proposal — To approve the entry by the Company into the Business Combination Agreement and the consummation of the transactions contemplated thereby, including the Business Combination (Proposal No. 1);

2.
Merger Proposal — To authorize the Plan of Merger, and to approve the consummation of the Merger and the transactions contemplated thereby (Proposal No. 2);

3.
Incentive Plan Proposal — Assuming the approval of the Business Combination Agreement Proposal and the Merger Proposal are approved, to consider and approve the Incentive Plan (Proposal No. 3);

4.
ESPP Proposal — Assuming the approval of the Business Combination Agreement Proposal and the Merger Proposal are approved, to consider and approve the ESPP (Proposal No. 4); and

5.
Adjournment Proposal — To consider and vote upon a proposal to adjourn the General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal (Proposal No. 1) and the Merger Proposal (Proposal No. 2). The Adjournment Proposal (Proposal No. 5) will only be presented to Qell shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal or the Merger Proposal.

Please see the sections entitled “Proposal No. 1 — The Business Combination Proposal”, “Proposal No. 2 — The Merger Proposal”, “Proposal No. 3 — The Incentive Plan Proposal”, “Proposal No. 4 — The ESPP Proposal”, and “Proposal No. 5 — The Adjournment Proposal.”
Voting Power; Record Date
For Qell shareholders holding their shares in “street name,” only holders of record at the close of business on July 16, 2021, the record date for the General Meeting, will be entitled to vote at the General Meeting. Each Qell shareholder that holds its shares in “street name” is entitled to one vote for each Qell Ordinary Share that such shareholder owned as of the close of business on the record date. If a Qell shareholder’s shares are held in “street name” or are in a margin or similar account, such shareholder should contact its broker, bank or other nominee to ensure that votes related to the shares beneficially owned by such shareholder are properly counted. On the record date, there were 47,437,500 Qell Ordinary Shares outstanding, of which 37,950,000 are public shares and 9,487,500 are shares held by the Sponsor and the Qell Initial Shareholders. For the avoidance of doubt, the record date does not apply to Qell shareholders that hold their shares in registered form and are registered as shareholders in Qell’s register of members. Qell shareholders that hold their shares in registered form are entitled to one vote on each proposal presented at the General Meeting for each Qell Ordinary Share held on the date of the General Meeting.
Vote of the Qell Initial Shareholders and Qell’s Other Directors and Officers
Prior to the Qell IPO, Qell entered into agreements with the Qell Initial Shareholders and the other current directors and officers of Qell, pursuant to which each agreed to vote any Qell Ordinary Shares owned by them in favor of an initial business combination. These agreements apply to the Qell Initial Shareholders, including Sponsor, as it relates to the Founder Shares and the requirement to vote all of the Founder Shares in favor of the Business Combination Proposal, the Merger Proposal and for all other proposals presented to Qell shareholders in this proxy statement/prospectus. As of the record date, the Qell Initial Shareholders that hold their shares in “street name,” the Sponsor and the other current directors and officers own 9,487,500 Founder Shares, representing 20% of the Qell Ordinary Shares then outstanding and entitled to vote at the General Meeting.
The Sponsor has, for no additional consideration, waived any redemption rights, including with respect to Qell Class A Ordinary Shares purchased in the Qell IPO or in the aftermarket, in connection with the Business Combination. The Founder Shares held by the Sponsor have no redemption rights upon the liquidation of Qell and will be worthless if no business combination is effected by Qell by October 2, 2022. However, the Sponsor and the current directors and officers are entitled to redemption rights upon the liquidation of Qell with respect to any public shares they may own.
Quorum and Required Vote for Proposals at the General Meeting
The approval of the Business Combination Proposal requires the affirmative vote of holders of at least a majority of Qell Ordinary Shares present and voting in person or by proxy at a quorate General Meeting. Accordingly, a Qell shareholder’s failure to vote by proxy or to vote in person at the General Meeting will not be counted towards the number of Qell Ordinary Shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Business Combination Proposal. Broker non-votes and abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the Business Combination Proposal. The Sponsor has agreed to vote their Qell Ordinary Shares and any public shares purchased by them during or after the Qell IPO in favor of the Business Combination Proposal.
The approval of the Merger Proposal requires the affirmative vote of holders of at least two-thirds of Qell Ordinary Shares present and voting in person or by proxy at a quorate General Meeting. Accordingly, a Qell shareholder’s failure to vote by proxy or to vote in person at the General Meeting will not be counted towards the number of Qell Ordinary Shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Merger Proposal. Broker non-votes and abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the Merger Proposal. The Sponsor has agreed to vote their Qell Ordinary Shares and any public shares purchased by them during or after the Qell IPO in favor of the Merger Proposal.
The approval of the Incentive Plan Proposal requires the affirmative vote of holders of a majority of the Qell Ordinary Shares present and voting in person or by proxy at a quorate General Meeting. Accordingly, a Qell shareholder’s failure to vote by proxy or to vote in person at the General Meeting will not be counted towards the number of Qell Ordinary Shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Incentive Plan Proposal. Broker non-votes and abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the Incentive Plan Proposal.
The approval of the ESPP Proposal requires the affirmative vote of holders of at least a majority of Qell Ordinary Shares present and voting in person or by proxy at a quorate General Meeting. Accordingly, a Qell shareholder’s failure to vote by proxy or to vote in person at the General Meeting will not be counted towards the number of Qell Ordinary Shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the ESPP Proposal. Broker non-votes and abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the ESPP Proposal.
The approval of the Adjournment Proposal requires the affirmative vote of holders of a majority of the Qell Ordinary Shares present and voting in person or by proxy at a quorate General Meeting. Accordingly, a Qell shareholder’s failure to vote by proxy or to vote in person at the General Meeting will not be counted towards the number of Qell Ordinary Shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Adjournment Proposal. Broker non-votes and abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the Adjournment Proposal.

For the purposes of the Business Combination Proposal, one or more shareholders who together hold a simple majority of the issued and outstanding Qell Ordinary Shares entitled to vote at the General Meeting must be present, in person or represented by proxy, at the General Meeting to constitute a quorum and in order to conduct business at the General Meeting. In respect of each other proposal, one or more shareholders who together hold one third of the issued and outstanding Qell Ordinary Shares entitled to vote at the General Meeting must be present, in person or represented by proxy, at the General Meeting to constitute a quorum and in order to conduct business at the General Meeting. Broker non-votes and abstentions will be counted as present for the purpose of determining a quorum. The Sponsor, who currently owns 20% of the issued and outstanding Qell Ordinary Shares, will count towards this quorum. In the absence of a quorum, the chairman of the General Meeting has power to adjourn the General Meeting. As of the record date for the General Meeting for Qell shareholders that hold their shares in “street name,” 18,975,000 Qell Ordinary Shares would be required to achieve a quorum.
The closing of the Business Combination is conditioned upon the approval of the Business Combination Proposal and the Merger Proposal. The Incentive Plan Proposal and the ESPP Proposal are conditioned upon the approval of the Business Combination Proposal and the Merger Proposal. The Adjournment Proposal is not conditioned on the approval of any other proposal set forth in this proxy statement/prospectus.
It is important for you to note that, in the event that the Business Combination Proposal or the Merger Proposal does not receive the requisite vote for approval, Qell will not consummate the Business Combination. If Qell does not consummate the Business Combination and fails to complete an initial business combination by October 2, 2022, Qell will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public shareholders.
Recommendation to Qell Shareholders
The Qell Board believes that each of the Business Combination Proposal, the Merger Proposal, the Incentive Plan Proposal, the ESPP Proposal, and the Adjournment Proposal to be presented at the General Meeting is in the best interests of Qell and its shareholders and recommends that its shareholders vote “FOR” each of the proposals.
Interests of Certain Persons in the Business Combination
In considering the recommendation of the Qell Board to vote in favor of the Business Combination, Qell shareholders should be aware that aside from their interests as shareholders, the Sponsor, Qell Initial Shareholders and Qell’s other current officers and directors have interests in the Business Combination that are different from, or in addition to, those of other Qell shareholders generally. The Qell Board was aware of and considered these interests, among other matters, in evaluating and negotiating the Business Combination, and in recommending to Qell shareholders that they approve the Business Combination Proposal. Qell shareholders should take these interests into account in deciding whether to approve the Business Combination Proposal.
The following table details the number of ordinary shares and warrants held by Sponsor and quantifies the purchase price and the current value of such securities. These securities could have a significantly higher value at the time of, or following, the Business Combination. In addition, the Sponsor’s directors and officers do not own any securities of Qell other than those owned indirectly as a result of his or her ownership interest in the Sponsor.
Entity(1)	Value(2)	Founder Shares(3)	IPO Shares	PIPE Shares	Total
Sponsor	No. of Class B Ordinary Shares(4)	9,487,500	0	0	9,487,500
	No. of Private Placement Warrants	7,060,000	0	0	7,060,000
	Aggregate Purchase Price	$10,615,000	$0	0	$10,615,000
	Estimated Current Value	$105,465,000	$0	0	$105,465,000

(1)
Please see “Beneficial Ownership of Securities” for details regarding voting and dispositive power of the securities held by the persons included in this table.

(2)
The Estimated Current Value assumes a $10.00 per share price and a $1.50 price per warrant. As of July 8, 2021, the trading price was $9.94 per Qell Class B ordinary share and $1.72 per warrant.

(3)
This includes the 1,828,945 Founder Shares the Sponsor has agreed to forfeit in connection with the Business Combination.

(4)
The Qell Class B Ordinary Shares will automatically convert into Holdco Class A Shares at Closing.

These interests include:
•
the fact that the Sponsor has agreed not to redeem any Qell Ordinary Shares held by them in connection with a shareholder vote to approve a proposed initial business combination;

•
the fact that Sponsor paid an aggregate of $25,000 for the Founder Shares and such securities will have a significantly higher value at the time of the Business Combination which, if unrestricted and freely tradable, would be valued at approximately $76,585,550, taking into account the 1,828,945 Founder Shares that Sponsor has agreed to forfeit in connection with the Business Combination, but, given the transfer restrictions on such shares, Qell believes such shares have less value;

•
the fact that the Sponsor has agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Founder Shares held by them if Qell fails to complete an initial business combination by October 2, 2022;

•
the fact that the Registration Rights Agreement will be entered into by the Sponsor;

•
the fact that Sponsor paid an aggregate of $10,590,000 for its 7,060,000 Private Placement Warrants and that such Private Placement Warrants will expire worthless if a business combination is not consummated by October 2, 2022;

•
the fact that, at the option of Sponsor, any amounts outstanding under certain working capital loans made by Sponsor or any of its affiliates to Qell in an aggregate amount of up to $1,500,000 may be converted into warrants to purchase Qell Class A Ordinary Shares which will be identical to the Private Placement Warrants;

•
the right of the Sponsor to receive Holdco Shares, subject to certain lock-up periods;

•
the continued indemnification of Qell’s existing directors and officers and the continuation of Qell’s directors’ and officers’ liability insurance after the Business Combination;

•
the fact that the Sponsor will benefit from the completion of a business combination and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to shareholders rather than liquidate;

•
the Sponsor and its affiliates can earn a positive rate of return on their investment, even if other Qell shareholders experience a negative rate of return in the post-business combination company;

•
the fact that Sponsor and Qell’s officers and directors will lose their entire investment in Qell and will not be reimbursed for any out-of-pocket expenses if an initial business combination is not consummated by October 2, 2022; and

•
the fact that if the Trust Account is liquidated, including in the event Qell is unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify Qell to ensure that the proceeds in the Trust Account are not reduced below $10.00 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which Qell has entered into an acquisition agreement or claims of any third party for services rendered or products sold to Qell, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Redemption Rights
Pursuant to Qell’s amended and restated memorandum and articles of association, holders of Qell public shares may elect to have their shares redeemed for cash at the applicable redemption price per share calculated in accordance with Qell’s amended and restated memorandum and articles of association. As of August 6, 2021, this would have amounted to approximately $10.00 per share. If a holder of Qell public shares exercises its redemption rights, then such holder will be exchanging its Qell Class A Ordinary Shares for cash and will not own shares of Holdco following the closing of the Business Combination. Such a holder will be entitled to receive cash for its public shares only if it properly demands redemption and delivers its shares (either physically or electronically) to the Transfer Agent in accordance with the procedures described herein. The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to the Transfer Agent in order to validly redeem its shares. Notwithstanding the foregoing, a holder of the public shares, together with any affiliate of his or her or any other person with whom he or she is acting in concert or as a “group” (as defined in Section 13 of the Exchange Act) will be restricted from seeking redemption rights with respect to more than fifteen percent (15%) of the Qell Class A Ordinary Shares included in the Qell Public Units sold in the Qell IPO. Accordingly, all public shares in excess of the 15% threshold beneficially owned by a public shareholder or group will not be redeemed for cash.
Qell has no specified maximum redemption threshold under its amended and restated memorandum and articles of association, other than the aforementioned 15% threshold. Each redemption of Qell Class A Ordinary Shares by Qell public shareholders will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $379,657,696 as of August 6, 2021. The Business Combination Agreement provides that Lilium’s obligation to consummate the Business Combination is conditioned on the amount of cash in the Trust Account (after giving effect to the Qell Shareholder Redemption) together with the proceeds actually received from the PIPE Financing being at least $450,000,000. The committed PIPE subscriptions are sufficient to satisfy this condition if fully funded, even if existing Qell shareholders exercise their redemption rights. The conditions to closing in the Business Combination Agreement are for the sole benefit of the parties thereto and may be waived by such parties. In no event will Qell redeem its Qell Class A Ordinary Shares in an amount that would cause its net tangible assets to be less than $5,000,001, as provided in the Qell amended and restated memorandum and articles of association and as required as a closing condition to each party’s obligation to consummate the Business Combination under the terms of the Business Combination Agreement. Qell shareholders who wish to redeem their public shares for cash must refer to and follow the procedures set forth in the section entitled “General Meeting of Qell Shareholders —  Redemption Rights” in order to properly redeem their public shares.
Holders of Qell Public Warrants will not have redemption rights with respect to such warrants.
Certain Information Relating to Holdco
Listing of Holdco Shares and Holdco Public Warrants on Nasdaq
Holdco Shares and Holdco Public Warrants currently are not traded on a stock exchange. Holdco intends to apply to list the Holdco Class A Shares and Holdco Public Warrants on Nasdaq under the symbols “LILM” and “LILMW,” respectively, upon the closing of the Business Combination. We cannot assure you that the Holdco Shares or Holdco Public Warrants will be approved for listing on Nasdaq.
Delisting of Qell Ordinary Shares and Deregistration of Qell
Qell and Lilium anticipate that, following consummation of the Business Combination, the Qell Class A Ordinary Shares, Qell Public Units and Qell Public Warrants will be delisted from Nasdaq, and Qell will be deregistered under the Exchange Act.
Emerging Growth Company; Foreign Private Issuer
Holdco is an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 (“JOBS Act”). Holdco will remain an “emerging growth company” until the earliest to occur of (i) the last day of the fiscal year (a) following the fifth anniversary of the closing of the Business Combination, (b) in which Holdco has total annual gross revenue of at least $1.07 billion or (c) in which Holdco is deemed to be a large accelerated filer, which means the market value of Holdco Shares held by non-affiliates exceeds $700 million as of the last business day of Holdco’s prior second fiscal quarter, and (ii) the date on which Holdco issued more than $1.0 billion in non-convertible debt during the prior three-year period. Holdco intends to take advantage of exemptions from various reporting requirements that are applicable to most other public companies, whether or not they are classified as “emerging growth companies,” including, but not limited to, an exemption from the provisions of Section 404(b) of the Sarbanes-Oxley Act requiring that Holdco’s independent registered public accounting firm provide an attestation report on the effectiveness of its internal control over financial reporting and reduced disclosure obligations regarding executive compensation.
As a “foreign private issuer,” Holdco will be subject to different U.S. securities laws than domestic U.S. issuers. The rules governing the information that Holdco must disclose differ from those governing U.S. corporations pursuant to the Exchange Act. Holdco will be exempt from the rules under the Exchange Act prescribing the furnishing and content of proxy statements to shareholders. Those proxy statements are not expected to conform to Schedule 14A of the proxy rules promulgated under the Exchange Act. As a foreign private issuer, Holdco will be exempt from a number of rules under the U.S. securities laws and will be permitted to file less information with the SEC than a U.S. company. In addition, as a “foreign private issuer,” Holdco’s officers and directors and holders of more than 10% of the issued and outstanding Holdco Shares, will be exempt from the rules under the Exchange Act requiring insiders to report purchases and sales of ordinary shares as well as from Section 16 short swing profit reporting and liability.
Comparison of Shareholder Rights
Until consummation of the Merger, Cayman Islands law and the Qell amended and restated memorandum and articles of association will continue to govern the rights of Qell shareholders. After consummation of the Merger, Dutch law and the Holdco Articles of Association will govern the rights of Holdco shareholders.
There are certain differences in the rights of Qell shareholders prior to the Business Combination and the rights of Holdco shareholders after the Business Combination. Please see the section entitled “Comparison of Shareholder Rights.”
Material Tax Considerations
Subject to the limitations and qualifications described in “Material Tax Considerations — Material U.S. Federal Income Tax Considerations” the Merger (together with the making of the election for Merger Sub to be treated as a disregarded entity for U.S. federal income tax purposes) will constitute a reorganization under Section 368(a)(1)(F) of the Code. As a result, that Qell shareholders and warrant holders will generally not recognize gain or loss for U.S. federal income tax purposes on the receipt of Holdco Class A Shares for Qell Class A Ordinary Shares and Holdco Public Warrants for Qell Public Warrants in connection with the Merger.
Holders of Qell Ordinary Shares and Qell Public Warrants should read carefully the information included under “Material Tax Considerations” for a detailed discussion of material U.S. federal income tax consequences of the Merger and the Cayman Islands, German and Dutch tax consequences of the Business Combination, including the receipt of cash pursuant to the exercise of redemption rights with respect to the Qell Class A Ordinary Shares, and the material U.S. federal and Cayman Islands, German and Dutch tax consequences of the ownership and disposition of Holdco Class A Shares and Holdco Public Warrants after the Business Combination. Holders of Qell Ordinary Shares and Qell Public Warrants are urged to consult their tax advisors to determine the tax consequences to them (including the application and effect of any state, local or other income and other tax laws) of the Business Combination, including the U.S. federal income tax consequences and the Cayman Islands, German and Dutch tax consequences of the acquisition holding, redemption and disposal of Holdco Class A Shares or acquisition, holding, exercise or disposal of Holdco Public Warrants.
Accounting Treatment of the Business Combination
The Business Combination will be accounted for as a capital reorganization. Under this method of accounting, Qell will be treated as the “acquired” company for financial reporting purposes. Accordingly, the Business Combination will be treated as the equivalent of Lilium issuing shares at the closing of the Business Combination for the net assets of Qell as of the closing date, accompanied by a recapitalization. The net assets of Qell will be stated at historical cost, with no goodwill or other intangible assets recorded.

Lilium has been determined to be the accounting acquirer based on evaluation of the following facts and circumstances:
•
Lilium’s shareholders will have the largest voting interest in Holdco under both the no redemption and maximum redemption scenarios;

•
The board of directors of the post-combination company has at least five and up to a total of nine members, and Lilium has the ability to nominate the majority of the members of the board of directors;

•
Lilium’s senior management is the senior management of the post-combination company;

•
The business of Lilium will comprise the ongoing operations of Holdco; and

•
Lilium is the larger entity, in terms of substantive operations and employee base.

The Business Combination, which is not within the scope of IFRS 3 — Business Combinations (“IFRS 3”) since Qell does not meet the definition of a business in accordance with IFRS 3, is accounted for within the scope of IFRS 2 — Share-based payment (“IFRS 2”). Any excess of fair value of Holdco’s Shares issued over the fair value of Qell’s identifiable net assets acquired represents compensation for the service of a stock exchange listing for its shares and is expensed as incurred.
Appraisal Rights
Appraisal rights are not available to holders of Qell shares or Lilium shares in connection with the Business Combination.
Proxy Solicitation
Proxies may be solicited by mail, via telephone or via e-mail or other electronic correspondence. Qell has engaged to assist in the solicitation of proxies.
If a Qell shareholder grants a proxy, such shareholder may still vote its shares in person if it revokes its proxy before the General Meeting. A Qell shareholder may also change its vote by submitting a later-dated proxy, as described in the section entitled “General Meeting of Qell Shareholders — Revoking Your Proxy.”
Risk Factor Summary
In evaluating the Business Combination and the proposals to be considered and voted on at the General Meeting, you should carefully review and consider the matters addressed under the heading “Cautionary Note Regarding Forward-Looking Statements” and the risk factors set forth under “Risk Factors”, a summary of which is set forth below:
Risks Related to Lilium’s Business
•
Lilium has incurred significant losses and expect to incur significant expenses and continuing losses for the foreseeable future, and it may not achieve or maintain profitability.

•
The eVTOL market may not continue to develop, or eVTOL aircraft may not be adopted by the transportation market.

•
Lilium’s eVTOL aircraft may not be certified by transportation and aviation authorities, including EASA or the FAA.

•
The Lilium Jet may not deliver the expected reduction in operating costs or time savings that Lilium anticipates.

•
The success of Lilium’s business depends on the safety and positive perception of the Lilium Jets, the convenience of Lilium’s vertiports, and Lilium’s ability to effectively market and sell Regional Air Mobility services.

•
Lilium has a limited operating history and faces significant challenges to develop, certify, manufacture and launch its services in a new industry, urban and regional air transportation services. The Lilium eVTOL jet remains in development, and Lilium does not expect to launch commercial services until 2024, at the earliest, if at all.

•
The Regional Air Mobility market for eVTOL passenger and goods transport services does not exist; whether and how it develops is based on assumptions, and the Regional Air Mobility market may not achieve the growth potential Lilium expect or may grow more slowly than expected.

•
Lilium may be unable to adequately control the costs associated with its pre-launch operations, and its costs will continue to be significant after Lilium commences operations.

•
Lilium may experience difficulties in managing its growth and commercializing its operations.

•
Lilium’s business model has yet to be tested or regulatorily approved and any failure to commercialize its strategic plans would have an adverse effect on its operating results and business, harm its reputation and could result in substantial liabilities that exceed its resources.

•
Lilium’s forward-looking operating information and business plan forecast relies in large part upon assumptions and analyses that Lilium has developed. If these assumptions or analyses prove to be incorrect, its actual operating results may be materially different from its forecasted results.

•
Lilium anticipates commencing commercial operations with its fully developed Lilium Jet, if regulatorily approved and certified, which is currently in design and development phase and has yet to complete the testing and certification process. Any delay in completing testing and certification, and any design changes that may be required to be implemented in order to receive certification, would adversely impact its business plan and financial forecasts and its financial condition.

•
Any delays in the development, certification, manufacture and commercialization of the Lilium Jets and related technology, such as battery technology or electric motors, may adversely impact its business, financial condition and results of operations.

•
If Lilium is unable to successfully design, manufacture and obtain regulatory approval and certification of its jets, or if the jets Lilium builds fail to perform as expected, its ability to develop, market, and sell its services could be harmed.

•
The Lilium Jets require complex software, battery technology and other technology systems that remain in development in coordination with its vendors and suppliers to complete serial production.

•
Lilium will rely on third-party suppliers for the provision and development of key emerging technologies, components and materials used in the Lilium Jet, such as the lithium-ion batteries that will power the jets, a significant number of which may be single or limited source suppliers.

•
If any of Lilium’s suppliers become economically distressed or go bankrupt, Lilium may be required to provide substantial financial support or take other measures to ensure supplies of components or materials, which could increase its costs, affect its liquidity or cause production disruptions.

•
Third-party U.S. air carriers will provide Regional Air Mobility services in the U.S. using the Lilium eVTOL aircraft. These third-party U.S. air carriers are subject to substantial regulation and laws, and unfavorable changes to, or the third-party U.S. air carriers’ failure to comply with, these regulations and/or laws could substantially harm Lilium’s business and operating results in the U.S.

•
Lilium is subject to substantial regulation and laws and unfavorable changes to, or its failure to comply with, these regulations and/or laws could substantially harm its business and operating results.

•
Any inability to operate its Regional Air Mobility services after commercial launch at its anticipated flight rate, on its anticipated routes or with its anticipated vertiports could adversely impact its business, financial condition and results operations.

•
Lilium’s potential customers may not generally accept the Regional Air Mobility industry or its passenger or goods transport services. If Lilium is unable to convince customers of the convenience of its services and generally provide high quality customer service that will be expected of a premium service, its business and reputation may be materially and adversely affected

•
Adverse publicity stemming from any incident involving Lilium or its competitors, or an incident involving any air travel service or unmanned flight based on autonomous technology, could have a material adverse effect on its business, financial condition and results of operations.

•
Although Lilium hopes to be the first to bring eVTOL Regional Air Mobility services to market, its competitors have also displayed eVTOL prototypes and may gain certification and commercialize their vehicles to allow them to enter the market before Lilium.

•
Lilium’s business plans require a significant amount of capital. In addition, its future capital needs may require us to sell additional equity or debt securities that may adversely affect the market price of its shares and dilute its shareholders or introduce covenants that may restrict its operations.

Other Risks
•
Qell does not have a specified maximum redemption threshold. The absence of such a redemption threshold may make it possible for Qell to complete a business combination with which a substantial majority of its shareholders do not agree.

•
A shareholder or “group” of shareholders deemed to hold an aggregate of more than 15% of the Qell Class A Ordinary Shares issued in the Qell IPO will lose the ability to redeem all such shares in excess of 15% of the Qell Class A Ordinary Shares issued in the Qell IPO.

•
There is no guarantee that a shareholder’s decision whether to redeem its shares for a pro rata portion of the Trust Account will put the shareholder in a better future economic position.

•
Shareholders of Qell who wish to redeem their shares for a pro rata portion of the Trust Account must comply with specific requirements for redemption, which may make it difficult for them to exercise their redemption rights prior to the deadline. If shareholders fail to comply with the redemption requirements specified in this proxy statement/prospectus, they will not be entitled to redeem their Qell Class A Ordinary Shares for a pro rata portion of the funds held in the Trust Account.

•
If a public shareholder fails to receive notice of Qell’s offer to redeem its public shares in connection with the Business Combination, or fails to comply with the procedures for tendering its shares, such shares may not be redeemed.

SUMMARY HISTORICAL CONSOLIDATED FINANCIAL INFORMATION OF LILIUM
The following table shows summary historical financial information of Lilium for the periods and as of the dates indicated.
The summary historical financial information of Lilium as of and for the years ended December 31, 2020 and 2019 was derived from the audited historical financial statements of Lilium included elsewhere in this proxy statement/prospectus.
The following summary historical financial information should be read together with the consolidated financial statements and accompanying notes and “Lilium’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” appearing elsewhere in this proxy statement/prospectus. The financial summary historical financial information in this section is not intended to replace Lilium’s consolidated financial statements and the related notes. Lilium’s historical results are not necessarily indicative of Lilium’s future results.
As explained elsewhere in this proxy statement/prospectus, the financial information contained in this section relates to Lilium, prior to and without giving pro-forma effect to the impact of the Business Combination and, as a result, the results reflected in this section may not be indicative of the results of the combined entity going forward. See the sections entitled, “Summary — Parties to the Business Combination —  Lilium” and “Unaudited Pro Forma Condensed Combined Financial Information” included elsewhere in this proxy statement/prospectus.
	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
	(in thousands)
Statement of Operations Data
Revenue	€97	€—
Cost of sales	(10)	—
Gross profit	87	—
Total operating expenses	(138,807)	(58,200)
Operating loss	(138,720)	(58,200)
Financial result	(49,661)	(5,218)
Loss before income tax	(188,381)	(63,418)
Income tax expense	(46)	(61)
Net loss	€(188,427)	€(63,479)
Statement of Financial Position Data
Total assets	€184,946	€77,853
Total equity	€57,722	€(24,088)
Total liabilities	€127,224	€101,941
Statement of Cash Flows Data
Cash flow from operating activities	€(77,883)	€(47,047)
Cash flow from investing activities	€(59,472)	€(4,797)
Cash flow from financing activities	€179,955	€64,261

SUMMARY HISTORICAL FINANCIAL DATA OF QELL
The following tables contain summary historical financial data for Qell. Such data as of December 31, 2020, and for the period from August 7, 2020 (inception) through December 31, 2020 has been derived from the audited financial statements of Qell included elsewhere in this proxy statement/prospectus.
The information below is only a summary and should be read in conjunction with the sections entitled “Qell’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in Qell’s financial statements, and the notes and schedules related thereto, which are included elsewhere in this proxy statement/prospectus.
Statement of Operations Data:	Three Months Ended March 31, 2021 (unaudited)	Period from August 7, 2020 (inception) to December 31, 2020
General and administrative expenses	$3,987,583	$343,207
Administrative fee – related party	77,958	30,000
Loss from operations	(4,065,541)	(373,207)
Change in fair value of derivative warrant liabilities	27,594,000	(33,704,100)
Offering costs – derivative warrant liabilities	—	(998,727)
Income earned on investments in Trust Account	62,988	79,492
Net income (loss)	$23,591,44	$(34,996,542)
Basic and diluted weighted average shares outstanding of Class A Ordinary Shares	37,950,000	37,950,000
Basic and diluted net income per ordinary share, Class A	$0.00	$0.00
Basic and diluted weighted average shares outstanding of Class B Ordinary Shares	9,487,500	9,016,071
Basic and diluted net loss per ordinary share, Class B	$2.48	$(3.89)

(1)
Including 36,362,236 Class A Ordinary Shares subject to possible redemption as of December 31, 2020.

	March 31, 2021 (unaudited)	December 31, 2020 (audited)
Condensed Balance Sheet Data (At Period End):
Working capital(1)	$330,718,612	$2,325,373
Total assets	$381,149,460	$382,118,393
Total liabilities	$(50,430,848)	$74,991,228
Class A Ordinary Shares subject to possible redemption(2)	$325,718,610	$302,127,160
Total shareholders’ equity	$5,000,002	$5,000,005

(1)
Working capital calculated as current assets less current liabilities.

(2)
30,212,716 shares subject to possible redemption at $10.00.

SUMMARY UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
The following summary of unaudited pro forma condensed combined financial information (the “Summary Pro Forma Information”) gives effect to the Business Combination and related transactions contemplated in the Business Combination Agreement. The Business Combination will be accounted for as a capital reorganization in accordance with IFRS as issued by the IASB. Under this method of accounting, Qell will be treated as the “acquired” company for financial reporting purposes. Accordingly, the Business Combination will be treated as the equivalent of Lilium issuing shares at the closing of the Business Combination for the net assets of Qell as of the closing date, accompanied by a recapitalization. The net assets of Qell will be stated at historical cost, with no goodwill or other intangible assets recorded.
The summary unaudited pro forma condensed combined statement of financial position data as of December 31, 2020 gives pro forma effect to the Business Combination and related transactions as if they had occurred on December 31, 2020. The summary unaudited pro forma condensed combined statement of operations data for the year ended December 31, 2020 give pro forma effect to the Business Combination and related transactions as if they had been consummated on January 1, 2020.
The summary pro forma information have been derived from, and should be read in conjunction with, the unaudited pro forma condensed combined financial information of the combined company appearing elsewhere in this proxy statement/prospectus and the accompanying notes thereto. The unaudited pro forma condensed combined financial information is based upon, and should be read in conjunction with, the historical financial statements of Qell and related notes and the historical consolidated financial statements of Lilium and related notes included in this proxy statement/prospectus.
The summary pro forma information have been presented for informational purposes only and are not necessarily indicative of what the combined company’s financial position or results of operations actually would have been had the Business Combination and related transactions been completed as of the dates indicated. In addition, the summary pro forma information do not purport to project the future financial position or operating results of the combined company.
The unaudited pro forma condensed combined financial information has been prepared using the assumptions below with respect to the potential redemption by Qell shareholders of Qell Class A Ordinary Shares for cash equal to their pro rata share of the aggregate amount on deposit in the Trust Account:
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Assuming No Redemptions:   This presentation assumes that no public shareholders of Qell exercise redemption rights with respect to their public shares for a pro rata share of cash in the Trust Account.

•
Assuming Maximum Redemptions:   This presentation assumes that 37,950,000 of Qell Class A Ordinary Shares are redeemed for their pro rata share of the cash in the Trust Account in connection with the Qell Share Redemptions. This scenario gives effect to Qell Share Redemptions of 37,950,000 Qell Class A Ordinary Shares for aggregate redemption payments of €310.7 million at a redemption price of approximately €8.19 per share based on the investments held in the Trust Account as of December 31, 2020. The Business Combination Agreement includes as a condition to closing the Business Combination that, at Closing, Holdco will receive aggregate transaction proceeds of $450.0 million comprising (i) the cash held in the Trust Account after giving effect to the Qell Shareholder Redemption and (ii) aggregate proceeds from the PIPE Financing.

	Pro Forma Combined (Assuming No Redemptions)	Pro Forma Combined (Assuming Maximum Redemptions)
	(in thousands, except share and per share data)
Summary Unaudited Pro Forma Condensed Combined
Statement of Operations Data Year Ended December 31, 2020
Revenue	€97	€97
Net loss per share – basic and diluted	€(1.11)	€(1.26)
Weighted average number of shares outstanding — basic and diluted	309,363,290	270,669,040
Summary Unaudited Pro Forma Condensed Combined
Statement of financial position Data as of December 31, 2020
Total assets	€798,654	€487,931
Total liabilities	€124,526	€124,526
Total equity	€674,128	€363,405

RISK FACTORS
Risks Related to Qell
The Qell Initial Shareholders and Qell’s other current officers and directors have interests in the Business Combination that are different from or are in addition to other Qell shareholders in recommending that Qell shareholders vote in favor of approval of the Business Combination Proposal and approval of the other proposals described in this proxy statement/prospectus.
When considering the Qell Board’s recommendation that Qell shareholders vote in favor of the approval of the Business Combination Proposal, Qell shareholders should be aware that aside from their interests as shareholders, the Qell Initial Shareholders and Qell’s other current officers and directors have interests in the Business Combination that are different from, or in addition to, those of other Qell shareholders generally. These interests include:
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the Sponsor has agreed not to redeem any Qell Ordinary Shares held by them in connection with a shareholder vote to approve a proposed initial business combination;

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the Sponsor paid an aggregate of $25,000 for the Founder Shares and such securities will have a significantly higher value at the time of the Business Combination which, if unrestricted and freely tradable, would be valued at approximately $76,585,550, taking into account the 1,828,945 Founder Shares that the Sponsor has agreed to forfeit in connection with the Business Combination;

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the Sponsor has agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Founder Shares held by them if Qell fails to complete an initial business combination by October 2, 2022;

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the Registration Rights Agreement will be entered into by the Sponsor;

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the Sponsor paid an aggregate of $10,590,000 for its 7,060,000 Private Placement Warrants and that such Private Placement Warrants will expire worthless if a business combination is not consummated by October 2, 2022;

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at the option of the Sponsor, any amounts outstanding under certain working capital loans made by the Sponsor or any of its affiliates to Qell in an aggregate amount of up to $1,500,000 may be converted into warrants to purchase Qell Class A Ordinary Shares which will be identical to the Private Placement Warrants;

•
the right of the Sponsor to receive Holdco Shares, subject to certain lock-up periods;

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the continued indemnification of Qell’s existing directors and officers and the continuation of Qell’s directors’ and officers’ liability insurance after the Business Combination;

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the fact that the Sponsor will benefit from the completion of a business combination and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to shareholders rather than liquidate;

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the Sponsor and its affiliates can earn a positive rate of return on their investment, even if other Qell shareholders experience a negative rate of return in the post-business combination company;

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the Sponsor and Qell’s officers and directors will lose their entire investment in Qell and will not be reimbursed for any out-of-pocket expenses if an initial business combination is not consummated by October 2, 2022; and

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if the Trust Account is liquidated, including in the event Qell is unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify Qell to ensure that the proceeds in the Trust Account are not reduced below $10.00 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which Qell has entered into an acquisition agreement or claims of any third party for services rendered or products sold to Qell, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Qell shareholders will have a reduced ownership and voting interest after the Business Combination and will exercise less influence over management.
Upon the issuance of the Holdco Class A Shares to Qell shareholders and completion of the PIPE Financing, current Qell shareholders’ percentage ownership will be diluted. Subject to certain assumptions and assuming no public shareholders exercise their redemption rights, current Qell shareholders’ percentage ownership in Holdco following the issuance of shares to Qell shareholders would be approximately 11.4% on a fully diluted basis. Additionally, of the expected members of the Holdco Board after the completion of the Business Combination, only one is expected to be a current director of Qell. The percentage of Holdco Shares that will be owned by current Qell shareholders as a group will vary based on the number of Qell Class A Ordinary Shares for which the holders thereof request redemption in connection with the Business Combination. Because of this, current Qell shareholders, as a group, will have less influence on the board of directors, management and policies of Holdco than they now have on the board of directors, management and policies of Qell.
The structure of Holdco Shares will have the effect of concentrating voting power with Daniel Wiegand, which will limit an investor’s ability to influence the outcome of important transactions, including a change in control.
Holdco Class B Shares have three times as many votes per share than Holdco Class A Shares. Existing shareholders of Lilium are expected to hold substantially all of the issued and outstanding shares in Holdco. Accordingly, they will hold the majority of the voting power of Holdco Shares and will be able to control matters submitted to its shareholders for approval, including the election of directors, amendments of its organizational documents and any merger, consolidation, sale of all or substantially all of our assets or other major corporate transactions. The existing Lilium shareholders may have interests that differ from yours and may vote in a way with which you disagree and which may be adverse to your interests. This concentrated control may have the effect of delaying, preventing or deterring a change in control of Holdco, could deprive its shareholders of an opportunity to receive a premium for their ordinary shares as part of a sale of Holdco, and might ultimately affect the market price of shares of the Holdco Class A Shares.
Qell cannot predict the impact that Holdco’s dual-class structure may have on the stock price of Holdco Class A Shares.
Qell cannot predict whether Holdco’s dual class structure will result in a lower or more volatile market price of Holdco Class A Shares or in adverse publicity or other adverse consequences. For example, certain index providers have announced restrictions on including companies with multiple-class share structures in certain of their indexes. In July 2017, FTSE Russell and S&P Dow Jones announced that they would cease to allow most newly public companies utilizing dual or multi-class capital structures to be included in their indices. Affected indices include the Russell 2000 and the S&P 500, S&P MidCap 400 and S&P SmallCap 600, which together make up the S&P Composite 1500. Beginning in 2017, MSCI, a leading stock index provider, opened public consultations on their treatment of no-vote and multi-class share structures and temporarily barred new multi-class listings from certain of its indices; however, in October 2018, MSCI announced its decision to include equity securities “with unequal voting structures” in its indices and to launch a new index that specifically includes voting rights in its eligibility criteria. Under the announced policies, Holdco’s dual-class capital structure would make it ineligible for inclusion in certain indices, and as a result, mutual funds, exchange-traded funds and other investment vehicles that attempt to passively track those indices will not be investing in Holdco’s stock. These policies are still new, and it is remains unclear what effect, if any, they will have on the valuations of publicly-traded companies excluded from such indices, but it is possible that they may depress these valuations compared to those of other similar companies that are included. Because of Holdco’s dual-class structure, Holdco will likely be excluded from certain of these indexes and Qell cannot assure you that other stock indices will not take similar actions. Given the sustained flow of investment funds into passive strategies that seek to track certain indices, exclusion from stock indices would likely preclude investment by many of these funds and could make Holdco Class A Shares less attractive to other investors. As a result, the market price of shares of Holdco Class A Shares could be adversely affected.

Qell is not required to obtain an opinion from an independent investment banking firm or from an independent accounting firm, and consequently, you may have no assurance from an independent source that the price Qell is paying for the business is fair to Qell from a financial point of view.
Qell is not required to, and did not, obtain an opinion from an independent investment banking firm that is a member of the Financial Industry Regulatory Authority (“FINRA”), or from an independent accounting firm, that the consideration Qell shareholders will receive under the Business Combination Agreement is fair to Qell shareholders from a financial point of view. Qell’s public shareholders are therefore relying on the judgment of the Qell Board, who determined fair market value based on standards generally accepted by the financial community. The Sponsor and Qell’s executive officers and directors have interests in the Business Combination that are different from, or in addition to, those of other Qell shareholders generally. The Qell Board was aware of and considered those interests, among other matters, in evaluating and negotiating the Business Combination and in recommending to Qell shareholders that they approve the Business Combination Proposal. Please see the section entitled “The Business Combination — Interests of Certain Persons in the Business Combination” for more information.
Qell cannot assure you that its diligence review has identified all material risks associated with the Business Combination, and you may be less protected as an investor from any material issues with respect to Lilium’s business, including any material omissions or misstatements contained in the registration statement or proxy statement/prospectus relating to the Business Combination than an investor in an initial public offering.
Before entering into the Business Combination Agreement, Qell performed a due diligence review of Lilium and its business and operations; however, Qell cannot assure you that its due diligence review identified all material issues, and certain unexpected risks may arise and previously known risks may materialize in a manner not consistent with its preliminary risk analysis. Additionally, the scope of due diligence Qell has conducted in conjunction with the Business Combination may be different than would typically be conducted in the event Lilium pursued an underwritten initial public offering. In a typical initial public offering, the underwriters of the offering conduct due diligence on the company to be taken public, and following the offering, the underwriters are subject to liability to private investors for any material misstatements or omissions in the registration statement. While potential investors in an initial public offering typically have a private right of action against the underwriters of the offering for any of these material misstatements or omissions, there are no underwriters of the Holdco Shares that will be issued pursuant to this registration statement and thus no corresponding right of action is available to investors in the Business Combination, for any material misstatements or omissions in the registration statement or this proxy statement/prospectus. Therefore, as an investor in the Business Combination, you may be exposed to future losses, impairment charges, write-downs, write offs or other charges that could have a significant negative effect on Lilium’s financial condition, results of operations and the share price of its securities, which could cause you to lose some or all of your investment without certain recourse against any underwriter that may be available in an underwritten public offering.
The Sponsor will control the election of the Qell Board until consummation of a business combination and hold a substantial interest in Qell. As a result, they will elect all of Qell’s directors and may exert a substantial influence on actions requiring a shareholder vote, potentially in a manner that you do not support.
The Sponsor (and so Qell Initial Shareholders, indirectly) own 20% of the issued and outstanding Qell Ordinary Shares. In addition, the Founder Shares, all of which are held by the Sponsor, entitle the holders thereof to elect all of Qell’s directors prior to the initial business combination. Holders of Qell Class B Ordinary Shares have the exclusive right prior to Qell’s initial business combination to elect Qell’s directors. Accordingly, as holders of the Qell Class A Ordinary Shares, Qell’s public shareholders will not have the right to vote on the election of directors prior to consummation of the Business Combination. These provisions of the Qell amended and restated memorandum and articles of association may only be amended by a special resolution passed by holders representing a two-thirds majority of the Founder Shares. As a result, holders of Qell’s public shares will not have any influence over the election of directors of Qell prior to an initial business combination.
In addition, as a result of their substantial interest in Qell, the Sponsor (and other Qell Initial Shareholders) may exert a substantial influence on other actions requiring a shareholder vote, potentially in a manner that Qell shareholders do not support, including amendments to the Qell amended and restated memorandum and articles of association and approval of major corporate transactions, including the Business Combination. If the Qell Initial Shareholders purchase any Qell Class A Ordinary Shares in the aftermarket or in privately negotiated transactions, this would increase their influence over these actions. Accordingly, the Qell Initial Shareholders will exert significant influence over actions requiring a shareholder vote at least until the completion of a business combination.
The Sponsor and Qell’s other directors, executive officers, advisors and their affiliates may elect to purchase shares from Qell public shareholders, which may influence a vote on the Business Combination.
The Sponsor or Qell’s other directors, executive officers, advisors or their affiliates may purchase Qell Class A Ordinary Shares in privately negotiated transactions or in the open market prior to the completion of the Business Combination, although they are under no obligation to do so. Such a purchase may include a contractual acknowledgement that such shareholder, although still the record holder of the Qell Class A Ordinary Shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that the Sponsor or Qell’s other directors, executive officers, advisors or their affiliates purchase shares in privately negotiated transactions from public shareholders who have already elected to exercise their redemption rights, such selling shareholders would be required to revoke their prior elections to redeem their shares. The purpose of such purchases would be to vote such shares in favor of the Business Combination and thereby increase the likelihood of obtaining shareholder approval of the Business Combination, where it appears that such approval would otherwise not be met. This may result in the completion of the Business Combination that may not otherwise have been possible.
You will not have any rights or interests in funds from the Trust Account, except under certain limited circumstances. To liquidate your investment, therefore, you may be forced to sell your Qell Public Units, Qell Class A Ordinary Shares or Qell Public Warrants, potentially at a loss.
Qell’s public shareholders will be entitled to receive funds from the Trust Account only upon the earlier to occur of: (i) the completion of an initial business combination; (ii) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Qell amended and restated memorandum and articles of association to modify the substance or timing of Qell’s obligation to redeem 100% of the public shares if Qell does not complete a business combination by October 2, 2022; and (iii) the redemption of all of the public shares if Qell is unable to complete a business combination by October 2, 2022, subject to applicable law. In no other circumstances will a public shareholder have any right or interest of any kind in the Trust Account. Accordingly, to liquidate your investment, you may be forced to sell your Qell Public Units, Qell Class A Ordinary Shares or Qell Public Warrants, potentially at a loss.
If Qell is unable to complete a business combination by October 2, 2022, Qell will cease all operations except for the purpose of winding up and Qell will redeem the public shares and liquidate.
The Sponsor and Qell’s executive officers and directors have agreed that Qell must complete a business combination by October 2, 2022. If Qell has not completed an initial business combination within such time period, it will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest, net of tax (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Qell’s remaining shareholders and the Qell Board, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to Qell’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per unit in the Qell IPO. In addition, if Qell fails to complete an initial business combination by October 2, 2022, there will be no redemption rights on liquidating distributions with respect to Qell Public Warrants or the Private Placement Warrants, which will expire worthless.

If the Business Combination is not completed, new potential target businesses may have leverage over Qell in negotiating a business combination and Qell’s ability to conduct due diligence on a business combination as it approaches its dissolution deadline may decrease, which could undermine Qell’s ability to complete a business combination on terms that would produce value for Qell’s shareholders.
If Qell is unable to complete this Business Combination, any new potential target business with which Qell enters into negotiations concerning a business combination will be aware that Qell must complete an initial business combination by October 2, 2022. Consequently, a potential target may obtain leverage over Qell in negotiating a business combination, knowing that Qell may be unable to complete a business combination with another target business by October 2, 2022. This risk will increase as Qell gets closer to the timeframe described above. In addition, Qell may have limited time to conduct due diligence and may enter into a business combination on terms that Qell would have rejected upon a more comprehensive investigation.
Because of Qell’s limited resources and the significant competition for business combination opportunities, if this Business Combination is not completed, it may be more difficult for Qell to complete an initial business combination. In addition, resources could be wasted in researching acquisitions that are not completed, which could materially adversely affect subsequent attempts to locate and acquire or merge with another business. If Qell is unable to complete an initial business combination by October 2, 2022, Qell’s public shareholders may receive only approximately $10.00 per share, on the liquidation of the Trust Account (or less than $10.00 per share in certain circumstances where a third party brings a claim against Qell that the Sponsor is unable to indemnify), and the Qell Public Warrants will expire worthless.
If Qell is unable to complete this Business Combination, Qell would expect to encounter intense competition from other entities having a business objective similar to its business objective, including private investors (which may be individuals or investment partnerships), other blank check companies and other entities, domestic and international, competing for the types of businesses Qell could acquire. Many of these individuals and entities are well-established and have extensive experience in identifying and effecting, directly or indirectly, acquisitions of companies operating in or providing services to various industries. Many of these competitors possess greater technical, human and other resources or more local industry knowledge than Qell does and Qell’s financial resources will be relatively limited when contrasted with those of many of these competitors. While Qell believes there are numerous target businesses Qell could potentially acquire with the net proceeds of the Qell IPO and the sale of the Private Placement Warrants, Qell’s ability to compete with respect to the acquisition of certain target businesses that are sizable will be limited by Qell’s available financial resources. This inherent competitive limitation may give others an advantage in pursuing the acquisition of certain target businesses. Furthermore, if Qell is obligated to pay cash for the public shares redeemed and, in the event Qell seeks shareholder approval of a business combination, Qell makes purchases of its public shares, potentially reducing the resources available to Qell for a business combination. Any of these obligations may place Qell at a competitive disadvantage in successfully negotiating a business combination.
Qell anticipates that, if Qell is unable to complete this Business Combination, the investigation of other specific target business and the negotiation, drafting and execution of relevant agreements, disclosure documents and other instruments will require substantial management time and attention and substantial costs for accountants, attorneys and others. If Qell decides not to complete a specific business combination, the costs incurred up to that point for the proposed transaction likely would not be recoverable. Furthermore, if Qell reaches an agreement relating to a specific target business, Qell may fail to complete such business combination (including the Business Combination described in this proxy statement/prospectus) for any number of reasons including those beyond Qell’s control. Any such event will result in a loss to Qell of the related costs incurred which could materially adversely affect subsequent attempts to locate and acquire or merge with another business.
If Qell does not complete this Business Combination and is unable to complete an initial business combination by October 2, 2022, Qell’s public shareholders may receive only approximately $10.00 per share on the liquidation of the Trust Account (or less than $10.00 per share in certain circumstances where a third party brings a claim against Qell that the Sponsor is unable to indemnify) and the Qell Public Warrants will expire worthless.

The exercise of discretion by Qell’s directors and officers in agreeing to changes to the terms of or waivers of closing conditions in the Business Combination Agreement may result in a conflict of interest when determining whether such changes to the terms of the Business Combination Agreement or waivers of conditions are appropriate and in the best interests of the public shareholders of Qell.
In the period leading up to the closing of the Business Combination, other events may occur that, pursuant to the Business Combination Agreement, would require Qell to agree to amend the Business Combination Agreement, to consent to certain actions or to waive rights that Qell is entitled to under those agreements. Such events could arise because of changes in the course of Lilium’s business, a request by the Lilium shareholders or Lilium to undertake actions that would otherwise be prohibited by the terms of the Business Combination Agreement or the occurrence of other events that would have a material adverse effect on Lilium’ business and would entitle Qell to terminate the Business Combination Agreement. In any of such circumstances, it would be in the discretion of Qell, acting through the Qell Board, to grant its consent or waive its rights. The existence of the financial and personal interests of Qell’s directors described elsewhere in this proxy statement/prospectus may result in a conflict of interest on the part of one or more of the directors between what he or she may believe is best for Qell and the public shareholders of Qell and what he or she may believe is best for himself or herself or his or her affiliates in determining whether or not to take the requested action. As of the date of this proxy statement/prospectus, Qell does not believe there will be any changes or waivers that Qell’s directors and officers would be likely to make after shareholder approval of the Business Combination has been obtained. While certain changes could be made without further shareholder approval, if there is a change to the terms of the Business Combination that would have a material impact on the shareholders, Qell will be required to circulate a new or amended proxy statement/prospectus or supplement thereto and resolicit the vote of the Qell public shareholders with respect to the Business Combination Proposal.
The unaudited pro forma condensed combined financial information included in this proxy statement/prospectus is preliminary and the actual financial condition and results of operations after the Business Combination may differ materially.
The unaudited pro forma financial information included in this proxy statement/prospectus is presented for illustrative purposes only and is not necessarily indicative of what Holdco’s actual financial position or results of operations would have been had the Business Combination been completed on the date(s) indicated. The preparation of the pro forma financial information is based upon available information and certain assumptions and estimates that Qell and Lilium currently believe are reasonable. The unaudited pro forma condensed combined information does not purport to indicate the results that would have been obtained had the Business Combination and related transactions actually been completed on the assumed date or for the periods presented, or which may be realized in the future. The pro forma adjustments are based on the information currently available and the assumptions and estimates underlying the pro forma adjustments are described in the accompanying notes. Actual results may differ materially from the assumptions within the accompanying unaudited pro forma condensed combined financial information.
Qell’s warrants are accounted for as a liability and the change in value of its warrants or any other similar derivative liabilities could have a material effect on its financial results.
On April 12, 2021, the SEC’s Acting Director of the Division of Corporation Finance and Acting Chief Accountant together issued guidance regarding the accounting and reporting considerations for warrants issued by special purpose acquisition companies entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (the “SEC Guidance”). Specifically, the SEC Guidance focused on certain settlement terms and provisions related to certain partial tender offers following a business combination, which terms are similar to those contained in the warrant agreement governing our warrants. As a result of the SEC Guidance, Qell re-evaluated the accounting treatment of its 12,650,000 public warrants and 7,060,000 private placement warrants, and concluded that the warrants should be classified as a liability measured at fair value, with changes in fair value each period reported in earnings.
Subsequent to the completion of the audit of Qell’s financial statements for the period from August 7, 2020 (inception) through December 31, 2020 and in light of the SEC Guidance, Qell’s management re-evaluated the warrants under Accounting Standards Codification (“ASC”) Subtopic 815-40, Contracts in Entity’s Own Equity. ASC Section 815-40-15 addresses equity versus liability treatment and classification of equity-linked financial instruments, including warrants, and states that a warrant may be classified as a component of equity only if, among other things, the warrant is indexed to the issuer’s common stock. Under

ASC Section 815-40-15, a warrant is not indexed to the issuer’s common stock if the terms of the warrant require an adjustment to the exercise price upon a specified event and that event is not an input to the fair value of the warrant. Based on management’s revaluation, Qell’s audit committee, in consultation with management and after discussion with its independent registered public accounting firm, concluded that Qell’s warrants are not indexed to its common shares in the manner contemplated by ASC Section 815-40-15 because the holder of the instrument is not an input into the pricing of a fixed-for-fixed option on equity shares. In addition, based on such re-evaluation, Qell’s audit committee, in consultation with management and after discussion with its independent registered public accounting firm, concluded the tender offer provision included in the warrant agreement fails the “classified in shareholders’ equity” criteria as contemplated by ASC Section 815-40-25. Based on the foregoing analysis, Qell should have classified the warrants as derivative liabilities in its previously issued financial statements. Under this accounting treatment, Qell is required to measure the fair value of the warrants at the end of each reporting period and recognize changes in the fair value from the prior period in its operating results for the current period. As a result of the recurring fair value measurement of our warrants and any subsequent changes in fair value from a prior period, Qell’s results of operations in its financial statements may fluctuate quarterly based on factors which are outside of its control. Due to this recurring fair value measurement, Qell expects that it will recognize non-cash gains or losses on its warrants each reporting period and that the amount of such gains or losses could be material.
Qell has identified a material weakness in its internal control over financial reporting as of December 31, 2020. If Qell is unable to develop and maintain an effective system of internal control over financial reporting, it may not be able to accurately report its financial results in a timely manner, which may adversely affect investor confidence in Qell and materially and adversely affect its business and operating results.
Qell’s management is responsible for establishing and maintaining adequate internal control over financial reporting, as defined in the Exchange Act Rule 13a-15(f). Qell’s internal control over financial reporting are designed to provide reasonable assurance to its management and board of directors regarding the preparation and fair presentation of published financial statements. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of Qell’s annual or interim financial statements will not be prevented, or detected and corrected on a timely basis.
Following the issuance of the SEC Guidance, Qell’s audit committee, in consultation with its management and after discussions with its independent registered public accounting firm, concluded that Qell should have classified its warrants as derivative liabilities in its previously issued financial statements, and, for the purposes of properly reflecting such treatment in Qell’s financial statements, it was appropriate to restate Qell’s previously issued audited financial statements as of and for the period from August 7, 2020 (inception) through December 31, 2020 (the “Restatement”). See “— Our warrants are accounted for as a liability and the change in value of our derivative liabilities could have a material effect on our financial results.” As part of such process, Qell’s management, including its principal executive officers and principal financial officer, have evaluated the effectiveness of Qell’s internal control over financial reporting and concluded that it did not maintain effective internal control over financial reporting as of December 31, 2020 because of a material weakness in its internal control over financial reporting solely related to the accounting for the warrants Qell issued in connection with its initial public offering and concurrent private placement. To respond to this material weakness, Qell has devoted, and plans to continue to devote, effort and resources to the remediation and improvement of its internal control over financial reporting. While Qell has processes to identify and apply applicable accounting requirements, Qell plans to enhance these processes, including providing enhanced access to accounting literature and research materials and increased communication among its personnel and third-party professionals with whom it consults regarding complex accounting applications. These elements of Qell’s remediation plan can only be accomplished over time, and it can offer no assurance that these initiatives will ultimately have the intended effects.
If the Business Combination is not consummated and Qell identifies any new material weaknesses in the future, any such newly identified material weakness could limit Qell’s ability to prevent or detect a misstatement of our accounts or disclosures that could result in a material misstatement of its annual or interim financial statements. In such case, Qell may be unable to maintain compliance with securities law requirements regarding timely filing of periodic reports in addition to applicable stock exchange listing requirements, investors may lose confidence in Qell’s financial reporting and its stock price may decline as a result. If the Business Combination is not consummated, Qell cannot assure you that the measures it has taken to date, or any measures it may take in the future, will be sufficient to avoid potential future material weaknesses. If the Business Combination is consummated, Holdco’s internal controls and procedures over financial reporting will instead be established and maintained following Closing, and we can provide no assurance that Holdco’s internal controls and procedures over financial reporting will be effective. See “— Risks Associated with Holdco Being a U.S. Public Company — We have identified material weaknesses in our internal control over financial reporting and may identify additional material weaknesses in the future. Failure to remediate such material weaknesses in the future or to maintain an effective system of internal control could impair our ability to comply with the financial reporting and internal controls requirements for publicly traded companies.”
Qell may face litigation and other risks as a result of the material weakness in its internal control over financial reporting.
As a result of material weakness described above, the Restatement, the change in accounting for the warrants, and other matters raised publicly by the SEC, Qell faces potential for litigation or other disputes which may include, among others, claims under federal and state securities laws, contractual claims or other claims arising from the Restatement and material weaknesses in its internal control over financial reporting and the preparation of its financial statements. As of the date of this proxy statement/prospectus, Qell has no knowledge of any such litigation or dispute. However, Qell can provide no assurance that such litigation or dispute will not arise in the future. Any such litigation or dispute, whether successful or not, could have a material adverse effect on its business, results of operations and financial condition or its ability to complete our proposed Business Combination.
Qell and Lilium will be subject to business uncertainties and contractual restrictions while the Business Combination is pending.
Uncertainty about the effect of the Business Combination on employees, suppliers and customers may have an adverse effect on Lilium and consequently on Qell. These uncertainties may impair Lilium’s ability to attract, retain and motivate key personnel until the Business Combination is completed, and could cause customers and others that deal with Lilium to seek to change existing business relationships with Lilium. Retention of certain employees may be challenging during the pendency of the Business Combination, as certain employees may experience uncertainty about their future roles. If key employees depart because of issues relating to the uncertainty and difficulty of integration or a desire not to remain with the business, Holdco’s business following the Business Combination could be negatively impacted. In addition, the Business Combination agreement restricts Lilium from making certain expenditures and taking other specified actions without the consent of Qell until the Business Combination occurs. These restrictions may prevent Lilium from pursuing attractive business opportunities that may arise prior to the completion of the Business Combination.
Neither Qell nor its shareholders will have the protection of any indemnification, escrow, price adjustment or other provisions that allow for a post-closing adjustment to be made to the total Business Combination consideration in the event that any of the representations and warranties made by Lilium in the Business Combination Agreement ultimately proves to be materially inaccurate or incorrect.
The representations and warranties made by Lilium and Qell to each other in the Business Combination Agreement will not survive the consummation of the Business Combination. As a result, Qell and its shareholders will not have the protection of any indemnification, escrow, price adjustment or other provisions that allow for a post-closing adjustment to be made to the total Business Combination consideration if any representation or warranty made by Lilium in the Business Combination Agreement proves to be materially inaccurate or incorrect. Accordingly, to the extent such representations or warranties are incorrect, Qell would have no indemnification claim with respect thereto and its financial condition or results of operations could be adversely affected.
The future exercise of registration rights may adversely affect the market price of Holdco’s ordinary shares.
Certain Holdco shareholders will have registration rights for restricted securities. In connection with the consummation of the Business Combination, Holdco will enter into the Registration Rights Agreement with the Sponsor and certain other shareholders of Holdco, which will provide for customary “demand” and “piggyback” registration rights for certain shareholders. Sales of a substantial number of shares of Holdco Class A Shares pursuant to the resale registration statement in the public market could occur at any time the registration statement remains effective. In addition, certain registration rights holders can request underwritten offerings to sell their securities. These sales, or the perception in the market that the holders of a large number of shares intend to sell shares, could reduce the market price of Holdco Class A Shares.

Qell will incur significant transaction and transition costs in connection with the Business Combination.
Qell has incurred and expects to incur significant, non-recurring costs in connection with consummating the Business Combination. All expenses incurred in connection with the Business Combination Agreement and the transactions contemplated thereby (including the Business Combination), including all legal, accounting, consulting, investment banking and other fees, expenses and costs, will be for the account of the party incurring such fees, expenses and costs; provided that, Qell’s fees, expenses and costs will be reimbursed by Holdco in the event that the Business Combination completes.
Qell’s transaction expenses as a result of the Business Combination are currently estimated at approximately $45 million, including approximately $13 million in deferred underwriting commissions to the underwriters of the Qell IPO.
Subsequent to consummation of the Business Combination, we may be exposed to unknown or contingent liabilities and may be required to subsequently take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on our financial condition, results of operations and our share price, which could cause you to lose some or all of your investment.
We cannot assure you that the due diligence conducted in relation to Lilium has identified all material issues or risks associated with Lilium, its business or the industry in which it competes. Furthermore, we cannot assure you that factors outside of Lilium’s and our control will not later arise. As a result of these factors, we may be exposed to liabilities and incur additional costs and expenses and we may be forced to later write-down or write-off assets, restructure our operations, or incur impairment or other charges that could result in our reporting losses. Even if our due diligence has identified certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with our preliminary risk analysis. If any of these risks materialize, this could have a material adverse effect on our financial condition and results of operations and could contribute to negative market perceptions about our securities or Lilium. Additionally, we have no indemnification rights against Lilium under the Business Combination.
Accordingly, any shareholders or warrant holders of Qell who choose to become Holdco shareholders or warrant holders following the Business Combination could suffer a reduction in the value of their shares, warrants and units. Such shareholders or warrant holders are unlikely to have a remedy for such reduction in value unless they are able to successfully claim that the reduction was due to the breach by our directors or officers of a duty of care or other fiduciary duty owed to them, or if they are able to successfully bring a private claim under securities laws that the registration statement or proxy statement/prospectus relating to the Business Combination contained an actionable material misstatement or material omission.
If third parties bring claims against Qell, the proceeds held in the Trust Account could be reduced and the per-share redemption amount received by shareholders may be less than $10.00 per share.
Qell’s placing of funds in the Trust Account may not protect those funds from third-party claims against Qell. Although Qell will seek to have all vendors, service providers (other than Qell’s independent auditors), prospective target businesses or other entities with which Qell does business execute agreements with Qell waiving any right, title, interest or claim of any kind in or to any funds held in the Trust Account for the benefit of Qell’s public shareholders, such parties may not execute such agreements, or even if they execute such agreements they may not be prevented from bringing claims against the Trust Account, including, but not limited to, fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain advantage with respect to a claim against Qell’s assets, including the funds held in the Trust Account. If any third party refuses to execute an agreement waiving such claims to the funds held in the Trust Account, Qell’s management will perform an analysis of the alternatives available to it and will only enter into an agreement with a third party that has not executed a waiver if management believes that such third party’s engagement would be significantly more beneficial to Qell than any alternative.
Examples of possible instances where Qell may engage a third party that refuses to execute a waiver include the engagement of a third-party consultant whose particular expertise or skills are believed by Qell Management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where Qell Management is unable to find a service provider willing to execute a waiver. In addition, there is no guarantee that such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with Qell and will not seek recourse against the Trust Account for any reason. Upon redemption of Qell’s public shares, if Qell is unable to complete the Business Combination within the prescribed timeframe, or upon the exercise of a redemption right in connection with the Business Combination, Qell will be required to provide for payment of claims of creditors that were not waived that may be brought against Qell within the ten years following redemption. Accordingly, the per-share redemption amount received by Qell’s public shareholders could be less than the $10.00 per share initially held in the Trust Account, due to claims of such creditors.
The Sponsor has agreed that it will be liable to Qell if and to the extent any claims by a vendor for services rendered or products sold to Qell, or a prospective target business with which Qell has discussed entering into a Business Combination Agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under Qell’s indemnity of the underwriters of the Qell IPO against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. Qell has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of Qell. The Sponsor may not have sufficient funds available to satisfy those obligations. Qell has not asked the Sponsor to reserve for such eventuality, and therefore, no funds are currently set aside to cover any such obligations. As a result, if any such claims were successfully made against the Trust Account, the funds available for a business combination and redemptions could be reduced to less than $10.00 per public share. In such event, Qell may not be able to complete a business combination, and Qell shareholders would receive such lesser amount per share in connection with any redemption of public shares.
Qell’s directors may decide not to enforce the indemnification obligations of the Sponsor, resulting in a reduction in the amount of funds in the Trust Account available for distribution to Qell’s public shareholders.
In the event that the proceeds in the Trust Account are reduced below the lesser of (i) $10.00 per share or (ii) other than due to the failure to obtain such waiver, such lesser amount per share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, and the Sponsor asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, Qell’s independent directors would determine whether to take legal action against the Sponsor to enforce its indemnification obligations. While Qell currently expects that its independent directors would take legal action on its behalf against the Sponsor to enforce its indemnification obligations to Qell, it is possible that Qell’s independent directors in exercising their business judgment may choose not to do so in any particular instance. If Qell’s independent directors choose not to enforce these indemnification obligations, the amount of funds in the Trust Account available for distribution to Qell’s public shareholders may be reduced below $10.00 per share.
If, before distributing the proceeds in the Trust Account to Qell public shareholders, Qell files a bankruptcy petition or an involuntary bankruptcy petition is filed against Qell that is not dismissed, the claims of creditors in such proceeding may have priority over the claims of Qell’s shareholders and the per-share amount that would otherwise be received by Qell’s shareholders in connection with Qell’s liquidation may be reduced.
If, before distributing the proceeds in the Trust Account to Qell public shareholders, Qell files a bankruptcy petition or an involuntary bankruptcy petition is filed against Qell that is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy law, and may be included in Qell’s bankruptcy estate and subject to the claims of third parties with priority over the claims of Qell’s shareholders. To the extent any bankruptcy claims deplete the Trust Account, the per-share amount that would otherwise be received by Qell’s shareholders in connection with its liquidation may be reduced.
Qell’s public shareholders may be held liable for claims by third parties against Qell to the extent of distributions received by them upon redemption of their public shares.
If Qell is forced to enter into an insolvent liquidation, any distributions received by public shareholders could be viewed as an unlawful payment if it was proved that immediately following the date on which the distribution was made, Qell was unable to pay its debts as they fall due in the ordinary course of business. As a result, a liquidator could seek to recover all amounts received by Qell’s shareholders. Furthermore, Qell’s directors may be viewed as having breached their fiduciary duties to Qell or its creditors and/or may have acted in bad faith, and thereby exposing themselves and Qell to claims, by paying public shareholders from the Trust Account prior to addressing the claims of creditors. Qell cannot assure you that claims will not be brought against it for these reasons. Qell and its directors and officers who knowingly and willfully authorized or permitted any distribution to be paid out of Qell’s share premium account while it was unable to pay its debts as they fall due in the ordinary course of business would be guilty of an offense and may be liable to a fine of $18,292.68 and to imprisonment for five years in the Cayman Islands.
If, after Qell distributes the proceeds in the Trust Account to its public shareholders, Qell files a bankruptcy petition or an involuntary bankruptcy petition is filed against Qell that is not dismissed, a bankruptcy court may seek to recover such proceeds, and the members of the Qell Board may be viewed as having breached their fiduciary duties to Qell’s creditors, thereby exposing the members of the Qell Board and Qell to claims of punitive damages.
If, after Qell distributes the proceeds in the Trust Account to its public shareholders, Qell files a bankruptcy petition or an involuntary bankruptcy petition is filed against Qell that is not dismissed, any distributions received by shareholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover all amounts received by Qell’s shareholders. In addition, the Qell Board may be viewed as having breached its fiduciary duty to Qell’s creditors and/or having acted in bad faith, thereby exposing itself and Qell to claims of punitive damages, by paying public shareholders from the Trust Account prior to addressing the claims of creditors.
Because Qell is incorporated under the laws of the Cayman Islands, you may face difficulties in protecting your interests, and your ability to protect your rights through the U.S. federal courts may be limited.
Qell is an exempted company incorporated under the laws of the Cayman Islands. As a result, it may be difficult for Qell public shareholders to effect service of process within the United States upon Qell’s directors or executive officers, or enforce judgments obtained in the United States courts against Qell’s directors or officers.
Qell’s corporate affairs are governed by its amended and restated memorandum and articles of association, the Cayman Islands Companies Act and the common law of the Cayman Islands. The rights of shareholders to take action against the directors, actions by minority shareholders and the fiduciary responsibilities of Qell’s directors to Qell under Cayman Islands law are to a large extent governed by the common law of the Cayman Islands. The common law of the Cayman Islands is derived in part from comparatively limited judicial precedent in the Cayman Islands as well as from English common law, the decisions of whose courts are of persuasive authority, but are not binding on a court in the Cayman Islands. The rights of Qell’s shareholders and the fiduciary responsibilities of Qell’s directors under Cayman Islands law are different from what they would be under statutes or judicial precedent in some jurisdictions in the United States. In particular, the Cayman Islands has a different body of securities laws as compared to the United States, and certain states, such as Delaware, may have more fully developed and judicially interpreted bodies of corporate law. In addition, shareholders of Cayman Islands companies may not have standing to initiate a shareholders derivative action in a federal court of the United States.
Shareholders of Cayman Islands exempted companies like Qell have no general rights under Cayman Islands law to inspect corporate records or to obtain copies of the register of members of these companies. Our directors have discretion under our amended and restated articles of association to determine whether or not, and under what conditions, our corporate records may be inspected by our shareholders, but are not obliged to make them available to our shareholders. This may make it more difficult for you to obtain the information needed to establish any facts necessary for a shareholder motion or to solicit proxies from other shareholders in connection with a proxy contest.
The courts of the Cayman Islands are unlikely (i) to recognize or enforce against Qell judgments of courts of the United States predicated upon the civil liability provisions of the federal securities laws of the United States or any state, and (ii) in original actions brought in the Cayman Islands, to impose liabilities against Qell predicated upon the civil liability provisions of the federal securities laws of the United States or any state, so far as the liabilities imposed by those provisions are penal in nature. In those circumstances, although there is no statutory enforcement in the Cayman Islands of judgments obtained in the United States, the courts of the Cayman Islands will recognize and enforce a foreign money judgment of a foreign court of competent jurisdiction without retrial on the merits based on the principle that a judgment of a competent foreign court imposes upon the judgment debtor an obligation to pay the sum for which judgment has been given provided certain conditions are met. For a foreign judgment to be enforced in the Cayman Islands, such judgment must be final and conclusive and for a liquidated sum, and must not be in respect of taxes or a fine or penalty, inconsistent with a Cayman Islands judgment in respect of the same matter, impeachable on the grounds of fraud or obtained in a manner, or be of a kind the enforcement of which is, contrary to natural justice or the public policy of the Cayman Islands (awards of punitive or multiple damages may well be held to be contrary to public policy). A Cayman Islands court may stay enforcement proceedings if concurrent proceedings are being brought elsewhere.
As a result of all of the above, Qell public shareholders may have more difficulty in protecting their interests in the face of actions taken by Qell management, members of the Qell Board or controlling shareholders of Qell than they would as public shareholders of a United States company.
Qell shareholders may have limited remedies if their shares suffer a reduction in value following the Business Combination.
Any shareholders who choose to remain shareholders following a business combination could suffer a reduction in the value of their shares. Such shareholders are unlikely to have a remedy for such reduction in value, unless they are able to successfully claim that the reduction was due to the breach by Qell’s officers or directors of a duty of care or other fiduciary duty owed to them, or if they are able to successfully bring a private claim under securities laws that the proxy statement relating to a business combination contained an actionable material misstatement or material omission.
Risks for any holders of Qell Public Warrants following the Business Combination.
Following the Business Combination, Holdco may redeem your Holdco Public Warrants prior to their exercise at a time that is disadvantageous to you, thereby making such warrants worthless. Holdco will have the ability to redeem outstanding Holdco Public Warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant, provided that the closing price of the Holdco Class A Shares equals or exceeds $18.00 per share (as adjusted for share subdivisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading day period ending on the third trading day prior to the date on which a notice of redemption is sent to the warrantholders. Holdco will not redeem the warrants as described above unless a registration statement under the Securities Act covering the Holdco Class A Shares issuable upon exercise of such warrants is effective and a current prospectus relating to those Holdco Class A Shares is available throughout the 30-day redemption period. If and when the Holdco Public Warrants become redeemable by Holdco, it may exercise its redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws. Redemption of the outstanding Holdco Public Warrants could force you (i) to exercise your Holdco Public Warrants and pay the exercise price therefor at a time when it may be disadvantageous for you to do so, (ii) to sell your Holdco Public Warrants at the then-current market price when you might otherwise wish to hold your Holdco Public Warrants, or (iii) to accept the nominal redemption price which, at the time the outstanding Holdco Public Warrants are called for redemption, is likely to be substantially less than the market value of your Holdco Public Warrants.
In addition, Holdco will have the ability to redeem the outstanding Holdco Public Warrants at any time after they become exercisable and prior to their expiration, at a price of $0.10 per warrant if, among other things, the closing price of the Holdco Class A Shares equals or exceeds $10.00 per share (as adjusted for share sub-divisions, share dividends, rights issuances, subdivisions, reorganizations, recapitalizations and the like) on the trading day prior to the date on which a notice of redemption is sent to the warrant holders. Recent trading prices for the Qell Class A Ordinary Shares have not exceeded the $10.00 per share threshold at which the Qell Public Warrants would become redeemable. In such a case, the holders will be able to exercise their Holdco Public Warrants prior to redemption for a number of Holdco Class A Shares determined based on the redemption date and the fair market value of the Holdco Class A Shares. Please see the notes to Qell’s financial statements included elsewhere in this proxy statement/prospectus.
The value received upon exercise of the Holdco Public Warrants (1) may be less than the value the holders would have received if they had exercised their Holdco Public Warrants at a later time where the underlying share price is higher and (2) may not compensate the holders for the value of the Holdco Public Warrants.
If Qell or Holdco is or was a passive foreign investment company, or “PFIC,” there may be material adverse U.S. federal income tax consequences to U.S. Holders of Holdco Class A Shares and Holdco Public Warrants
If Qell or Holdco is or was a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder (as defined below) of Holdco Class A Shares or Holdco Public Warrants, the U.S. Holder may be subject to material adverse U.S. federal income tax consequences and may be subject to additional reporting requirements. It is uncertain whether Qell was treated as a PFIC or Holdco will be treated as a PFIC for U.S. federal income tax purposes. Although Holdco’s PFIC status is determined annually, an initial determination that Qell was a PFIC or that Holdco is a PFIC will generally apply for subsequent years to a U.S. Holder who held Qell Ordinary Shares, Qell Public Warrants, Holdco Class A Shares or Holdco Public Warrants while Qell or Holdco was a PFIC, whether or not Qell or Holdco meets the test for PFIC status in subsequent years. In addition, Holdco’s PFIC status for any subsequent taxable year will not be determinable until after the end of such taxable year. If Holdco determines that it is a PFIC for any taxable year, upon written request, it will endeavor to provide to a U.S. Holder such information as the IRS may require, including a PFIC Annual Information Statement, in order to enable the U.S. Holder to make and maintain a “qualified electing fund” election, but there is no assurance that Holdco will timely provide such required information. There is also no assurance that Holdco will have timely knowledge of its status as a PFIC in the future or of the required information to be provided. U.S. Holders are urged to consult their tax advisors regarding the possible application of the PFIC rules. For a more detailed discussion of the tax consequences of PFIC classification to U.S. Holders, see “Material Tax Considerations — Material U.S. Federal Income Tax Considerations to U.S. Holders — Passive Foreign Investment Company Rules.”
Risks Related to the Redemption
Qell does not have a specified maximum redemption threshold. The absence of such a redemption threshold may make it possible for Qell to complete a business combination with which a substantial majority of its shareholders do not agree.
Qell’s amended and restated memorandum and articles of association does not provide a specified maximum redemption threshold, except that in no event will Qell redeem its public shares in an amount that would cause its net tangible assets to be less than $5,000,001, such that Qell is not subject to the SEC’s “penny stock” rules. This minimum net tangible asset amount is also required as an obligation to each party’s obligation to consummate the Business Combination under the Business Combination Agreement. In addition, the Business Combination Agreement provides that each party’s obligation to consummate the Business Combination is conditioned on the amount of cash in the Trust Account (net of any redeemed amounts) together with the Aggregate PIPE Proceeds being at least $450,000,000. As a result, Qell may be able to complete the Business Combination even though a substantial portion of its public shareholders do not agree with the transaction and have redeemed their shares or have entered into privately negotiated agreements to sell their shares to the Sponsor or Qell’s officers, directors, advisors or their affiliates.
If the Business Combination is not consummated, Qell will not redeem any shares, all Qell Class A Ordinary Shares submitted for redemption will be returned to the holders thereof, and Qell instead may search for an alternate business combination.
If you or a “group” of shareholders of which you are a part are deemed to hold an aggregate of more than 15% of the Qell Class A Ordinary Shares issued in the Qell IPO, you (or, if a member of such a group, all of the members of such group in the aggregate) will lose the ability to redeem all such shares in excess of 15% of the Qell Class A Ordinary Shares issued in the Qell IPO.
A public shareholder, together with any of his, her or its affiliates or any other person with whom it is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group’s shares, in excess of 15% of the Qell Class A Ordinary Shares included in the units sold in the Qell IPO. In order to determine whether a shareholder is acting in concert or as a group with another shareholder, Qell will require each public shareholder seeking to exercise redemption rights to certify to Qell whether such shareholder is acting in concert or as a group with any other shareholder. Such certifications, together with other public information relating to share ownership available to Qell at that time, such as Schedule 13D, Schedule 13G and Section 16 filings under the Exchange Act, will be the sole basis on which Qell makes the above-referenced determination. Your inability to redeem any such excess shares will reduce your influence over Qell’s ability to consummate the Business Combination and you could suffer a material loss on your investment in Qell if you sell such excess shares in open market transactions. Additionally, you will not receive redemption distributions with respect to such excess shares if Qell consummates the Business Combination. As a result, you will continue to hold that number of shares aggregating to more than 15% of the shares sold in the Qell IPO and, in order to dispose of such excess shares, would be required to sell your Qell Class A Ordinary Shares in open market transactions, potentially at a loss. There is no assurance that the value of such excess shares will appreciate over time following the Business Combination or that the market price of the Qell Class A Ordinary Shares will exceed the per-share redemption price. Notwithstanding the foregoing, shareholders may challenge Qell’s determination as to whether a shareholder is acting in concert or as a group with another shareholder in a court of competent jurisdiction.
However, Qell’s shareholders’ ability to vote all of their shares (including such excess shares) for or against the Business Combination is not restricted by this limitation on redemption.
There is no guarantee that a shareholder’s decision whether to redeem its shares for a pro rata portion of the Trust Account will put the shareholder in a better future economic position.
There is no assurance as to the price at which a Qell shareholder may be able to sell its public shares in the future following the completion of the Business Combination or any alternative business combination. Certain events following the consummation of any initial business combination, including the Business Combination, may cause an increase in the share price, and may result in a lower value realized now than a shareholder of Qell might realize in the future had the shareholder not redeemed its shares. Similarly, if a shareholder does not redeem its shares, the shareholder will bear the risk of ownership of the public shares after the consummation of any initial business combination, and there can be no assurance that a shareholder can sell its shares in the future for a greater amount than the redemption price set forth in this proxy statement/prospectus. A shareholder should consult the shareholder’s tax and/or financial advisor for assistance on how this may affect his, her or its individual situation.
Shareholders of Qell who wish to redeem their shares for a pro rata portion of the Trust Account must comply with specific requirements for redemption, which may make it difficult for them to exercise their redemption rights prior to the deadline. If shareholders fail to comply with the redemption requirements specified in this proxy statement/prospectus, they will not be entitled to redeem their Qell Class A Ordinary Shares for a pro rata portion of the funds held in the Trust Account.
Qell public shareholders who wish to redeem their shares for a pro rata portion of the Trust Account must, among other things (i) submit a request in writing and (ii) tender their certificates to the Transfer Agent or deliver their shares to the Transfer Agent electronically through the DWAC system at least two business days prior to the General Meeting. In order to obtain a physical stock certificate, a shareholder’s broker and/or clearing broker, DTC and the Transfer Agent will need to act to facilitate this request. Shareholders should generally allot at least two weeks to obtain physical certificates from the Transfer Agent. However, because Qell does not have any control over this process or over the brokers it may take significantly longer than two weeks to obtain a physical stock certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.
Shareholders electing to redeem their shares will receive their pro rata portion of the Trust Account less franchise and income taxes payable, calculated as of two business days prior to the anticipated consummation of the Business Combination. Please see the section entitled “General Meeting of Qell Shareholders — Redemption Rights” for additional information on how to exercise your redemption rights.
If a public shareholder fails to receive notice of Qell’s offer to redeem its public shares in connection with the Business Combination, or fails to comply with the procedures for tendering its shares, such shares may not be redeemed.
Qell will comply with the proxy rules when conducting redemptions in connection with the Business Combination. Despite Qell’s compliance with these rules, if a public shareholder fails to receive Qell’s tender offer or proxy materials, as applicable, such shareholder may not become aware of the opportunity to redeem its shares. In addition, the proxy materials, as applicable, that Qell will furnish to holders of its public shares in connection with the Business Combination will describe the various procedures that must be complied with in order to validly redeem public shares. In the event that a shareholder fails to comply with these procedures, its shares may not be redeemed.
If Qell is unable to consummate a business combination by October 2, 2022 the public shareholders may be forced to wait beyond such date before redemption from the Trust Account.
If Qell is unable to consummate a business combination by October 2, 2022, Qell will distribute the aggregate amount then on deposit in the Trust Account (less up to $100,000 of the earned interest, net of taxes payable, thereon to pay dissolution expenses), pro rata to the public shareholders by way of redemption and cease all operations, except for the purposes of winding up Qell’s affairs. Any redemption of public shares shall be effected automatically by function of the Qell amended and restated memorandum and articles of association prior to any voluntary winding up. If Qell is required to wind up, liquidate the Trust Account and distribute such amount therein, to the public shareholders pro rata, as part of any liquidation process, such winding up, liquidation and distribution must comply with the applicable provisions of the Cayman Islands Companies Act. In that case, Qell shareholders may be forced to wait beyond the initial 24 months before the redemption proceeds of the Trust Account become available to them and they receive the return of their pro rata portion of the proceeds from the Trust Account. Qell has no obligation to return funds to shareholders prior to the date of the redemption or liquidation, unless it consummates a business combination prior thereto and only then in cases where shareholders have properly sought to redeem their Qell Class A Ordinary Shares. Only upon the redemption or any liquidation will public shareholders be entitled to distributions if Qell is unable to complete a business combination.
Lilium/Holdco Risk Factors
You should carefully review and consider the following risk factors and the other information contained in this proxy statement/prospectus, including the financial statements and notes to the financial statements included herein and the matters addressed in the section entitled “General Information,” in evaluating the Business Combination and the proposals to be voted on at the General Meeting. For purposes of this section, “Lilium”, “we”, “our” or the “Lilium Group” refer to Lilium GmbH, together with its subsidiaries prior to the consummation of the Business Combination; and “Holdco” refers to Lilium N.V. and the Lilium Group after completion of the Business Combination, in each case unless the context otherwise requires. The occurrence of one or more of the events or circumstances described in these risk factors, alone or in combination with other events or circumstances, may adversely affect the ability to complete or realize the anticipated benefits of the Business Combination, and may have a material adverse effect on the business, cash flows, financial condition and results of operations of Holdco following the Business Combination. The risks discussed below may not prove to be exhaustive and are based on certain assumptions which later may prove to be incorrect or incomplete. Holdco, Lilium and Qell may face additional risks and uncertainties that are not presently known to such entity, or that are currently deemed immaterial, which may also impair their business or financial condition.
Risks Related to Lilium’s Operations, Technology and Financial Condition
We have incurred significant losses and expect to incur significant expenses and continuing losses for the foreseeable future, and we may not achieve or maintain profitability.
We have incurred significant operating losses. Our operating losses were €58.2 million and €138.7 million for the years ended December 31, 2019 and 2020, respectively. We expect to continue to incur substantial losses during 2021. Our ability to continue as a going concern will depend on the completion of the Business Combination Agreement or our ability to obtain sufficient funding from other sources. Lilium’s consolidated financial statements for the year ended December 31, 2020 do not include any adjustments that might result from the outcome of this uncertainty and have been prepared on a basis that assumes we will continue as a going concern, as described in the notes to Lilium’s consolidated financial statements included elsewhere in this proxy statement/prospectus. We have not yet started commercial operations, making it difficult for us to predict our future operating results, and we believe that we will continue to incur operating losses until at least the time we begin commercial operations. As a result, our losses may be larger than anticipated, and we may not achieve profitability when expected, or at all, and even if we do, we may not be able to maintain or increase profitability.
We expect our operating expenses to increase over the next several years as we complete our aircraft design, build manufacturing sites and agree the commercial matters necessary to launch of our operations. We expect the rate at which we incur losses will be significantly higher for 2021 though at least 2025 as we engage in the following activities:
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continue to design, certify and produce our Lilium Jet aircraft;

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engage suppliers in the development of aircraft components and commit capital to serial production of those components;

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finish building our production capabilities to assemble the major components of our jets in our Munich factory: the propulsion systems, energy system assembly and aircraft integration, as well as the cost associated with outsourcing production of subsystems and commodity components;

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close relationships with infrastructure providers to build and license our vertiport infrastructure;

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hire additional employees across development, design, production, marketing, administration and commercialization of our business;

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engage with third party providers for design, testing, certification and commercialization of our business;

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build up inventories of parts and components for our jets;

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further enhance our research and development capacities to continue the work on our jet’s technology, components, hardware and software performance;

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test and certify the performance and operation of our jets;

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work with third-party providers to train our pilots, mechanics and technicians in our proprietary jet operation and maintenance;

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develop and launch our digital platform and customer user interface;

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develop our sales and marketing activities and develop our vertiport infrastructure; and

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increase our general and administrative functions to support our growing operations and our responsibilities as a public company.

Because we will incur the costs and expenses from these efforts before we receive any associated revenue, our losses in future periods will be significant. In addition, we may find that these efforts are more expensive than we currently anticipate or that these efforts may not result in the revenue we anticipate, which would further increase our losses. Furthermore, if our future growth and operating performance fail to meet investor or analyst expectations, or if we have future negative cash flow or losses resulting from our investment in acquiring customers or expanding our operations, this could have a material adverse effect on our business, financial condition and results of operations.
The eVTOL market may not continue to develop, eVTOL aircraft may not be adopted by the transportation market, eVTOL aircraft may not be certified by transportation and aviation authorities or eVTOL aircraft may not deliver the expected reduction in operating costs or time savings.
eVTOL aircraft involve a complex set of technologies and are subject to evolving regulations, many of which were originally not intended to apply to electric and/or VTOL aircraft. Before any eVTOL aircraft can fly passengers, manufacturers and operators must receive requisite regulatory approvals, including — but not limited to — aircraft type certificate and certification-related to air service operations (AOC etc.). No eVTOL aircraft have passed certification by EASA or the FAA for commercial operations in Europe or the United States, respectively, and there is no assurance that our current serial prototype for the Lilium Jet will receive government certification in a way that is market-viable or commercially successful, in a timely manner or at all. Gaining government certification requires us to prove the performance, reliability and safety of our Lilium Jet, which cannot be assured. In addition, our operations will be subject to national, federal, state and municipal licensing requirements and other regulatory measures in each jurisdiction in which we lease vertiport space, and we may require changes to our proposed vertiport infrastructure to satisfy licensing or regulatory requirements. Any of the foregoing risks and challenges could adversely affect our prospects, business, financial condition and results of operations.
The success of our business depends on the safety and positive perception of our jets, the establishment of strategic relationships, the convenience of our vertiports, and of our ability to effectively market and sell Regional Air Mobility services.
We have not commenced commercial operations, and we expect that our success will be highly dependent on our target customers’ embrace of Regional Air Mobility and eVTOL vehicles, which we believe will be influenced by the public’s perception of the safety, convenience and cost of our Lilium Jets specifically but also of the industry as a whole. As a new industry, the public has low awareness of Regional Air Mobility and eVTOL vehicles, which will require substantial publicity and marketing campaigns in a cost-effective manner to effectively and adequately target and engage our potential customers. If we are unable to demonstrate the safety of our jets, the convenience of our jets, the cost-effectiveness and time-savings of our Regional Air Mobility services as compared with other commuting, goods transportation, airport shuttle, or regional transportation options, our business may not develop as we anticipate it could, and our business, revenue and operations may be adversely affected. Further, our sales growth will depend on our ability to develop relationships with infrastructure providers, airline, other commercial entities, municipalities and regional governments and landowners, which may not be effective in generating anticipated sales, and marketing campaigns can be expensive and may not result in the acquisition of customers in a cost-effective manner, if at all. If conflicts arise with our strategic counterparties, the other party may act in a manner adverse to us and could limit our ability to implement our strategies. Our strategic counterparties may develop, either alone or with others, products or services in related fields that are competitive with our products and services.
We have a limited operating history and face significant challenges to develop, certify, manufacture and launch our services in a new industry, urban and regional air transportation services. Our Lilium eVTOL jet remains in development, and we do not expect to launch commercial services until 2024, at the earliest, if at all.
Lilium was incorporated in 2015, and we are operating in a newly emerging Regional Air Mobility market, which is continuously evolving. We have no experience as an organization in high volume manufacturing of our planned Lilium Jets or operation of a commercially viable Regional Air Mobility service. We cannot assure you that we or our suppliers and other commercial counterparties will be able to develop efficient, cost-efficient manufacturing capability and processes, and reliable sources of component supplies that will enable us to meet the quality, price, engineering, design and production standards, as well as the production volumes, required to successfully produce and maintain Lilium Jets and provide customers with a high-quality customer service across a distributed network of vertiports. Based on our current testing and projections, we believe that we can achieve our business plan and forecasted performance model targets in terms of aircraft range, speed, energy system capacity, payload and noise; however, our Lilium Jet is not yet fully operational, and we might not achieve all of our performance targets, which would materially impact our business plan and results of operations. You should consider our business and prospects in light of the risks and significant challenges we face as a new entrant into a new industry, including, among other things, with respect to our ability to:
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design and produce safe, reliable and high-quality Lilium Jets and scale that production in a cost-effective manner;

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obtain the necessary certification and regulatory approvals in a timely manner;

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build a well-recognized and respected brand;

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build and maintain a convenient network of vertiports and provide high quality customer service to our customers;

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establish and expand our customer base;

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successfully market our intra-city Regional Air Mobility services and our goods transportation services to commercial customers;

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properly price our services, and successfully anticipate the take-up rate and usage of such services by our target customers;

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successfully maintain and service our jets and maintain a good flow of spare parts and qualified technicians;

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attract, train and maintain pilots, mechanics and technicians trained in our jets and motivate other talented employees to remain with our company;

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improve and maintain our operational efficiency;

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maintain a reliable, secure, high-performance and scalable technology infrastructure;

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predict our future revenues and appropriately budget for our expenses;

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anticipate trends that may emerge and affect our business;

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anticipate and adapt to changing market conditions, including technological developments and changes in competitive landscape;

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secure, protect and defend our intellectual property; and

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navigate an evolving and complex regulatory environment.

If we fail to adequately address any or all of these risks and challenges, our business may be materially and adversely affected.
The Regional Air Mobility market for eVTOL passenger and goods transport services does not exist; whether and how it develops is based on assumptions, and the Regional Air Mobility market may not achieve the growth potential we expect or may grow more slowly than expected.
Our estimates for the total addressable market for eVTOL Regional Air Mobility regional passenger and goods transport services are based on a number of internal and third-party estimates, including customers who have expressed interest, assumed prices at which we can offer our services, assumed aircraft development, certification and production figures, our ability to manufacture, obtain regulatory approval and certification, and operate our jets, assumed vertiport networks available to us in our target markets, assumed safety protocols and redundancies, our internal processes and general market conditions. While we believe our assumptions and the data underlying our estimates are reasonable, these assumptions and estimates may not be correct and the conditions supporting our assumptions or estimates may change at any time, thereby reducing the predictive accuracy of these underlying factors. As a result, our estimates of the annual total addressable market for our Regional Air Mobility passenger transport and goods transport services, as well as the expected growth rate for the total addressable market, may prove to be incorrect, which could negatively affect our operating revenue, costs, operations and potential profitability.
We may be unable to adequately control the costs associated with our pre-launch operations, and our costs will continue to be significant after we commence operations.
We will require significant capital to develop and grow our business, including designing, developing, testing, certifying and manufacturing our aircraft, building our manufacturing plant, securing leases and contractual arrangements for our vertiports and other commercial activities, educating customers of the safety, efficiency and cost-effectiveness of our services and building our brand. Our research and development expenses were €38.1 million and €90.3 million in 2019 and 2020, respectively, and we expect to continue to incur significant expenses which will impact our profitability, including continuing research and development expenses, manufacturing, maintenance and procurement costs, marketing, customer and payment system expenses, and general and administrative expenses as we scale our operations. In addition, we expect to incur significant costs in connection with operating our services, including scaling out our operations by building and operating a fleet of jets (including, but not limited to pilot salaries, landing fees, jet maintenance and energy costs), training staff on the operation and maintenance of our aircraft, expanding our vertiport network, and promoting our services. Our ability to become profitable in the future will not only depend on our ability to successfully market our services but also our ability to control our costs. If we are unable to cost efficiently design, certify, manufacture, market, operate and service our jets and operations, our margins, profitability and prospects would be materially and adversely affected.
We may experience difficulties in managing our growth and commercializing our operations.
We expect to experience significant growth in the scope and nature of our manufacturing and service operations. Our ability to manage our operations and future growth will require us to continue to improve our operational, financial and management controls, compliance programs and reporting systems. We are currently in the process of strengthening our compliance programs, including our compliance programs related to internal controls, intellectual property management, privacy and cybersecurity. We may not be able to implement improvements in an efficient or timely manner and may discover deficiencies in existing controls, programs, systems and procedures, which could have an adverse effect on our business, reputation and financial results.
We may be unable to launch our services on the timeline, or with the scope of services, that we are projecting and that form the basis for our financial projections.
We need to resolve significant regulatory, operational, logistical, and other challenges in order to launch our Lilium Jet services. We do not currently have infrastructure in place to operate our services, and such infrastructure may not become available at all or at the times or under conditions we anticipate. Our Lilium Jets have not yet received any EASA or FAA certification/approvals, and we are working through the details of the required airspace, operational authority and other relevant and necessary multinational, federal, national and local government approvals, which are essential to the operation of our services as projected in our financial projections. Any delay in the financing, design, manufacture, and launch of our Lilium Jets, any delay in the receipt of all necessary regulatory approvals and certifications, and any determination by a transportation or aviation authority that we cannot manufacture or provide or otherwise engage in the services as we contemplated and upon which we based our projections could materially damage our brand, business, prospects, financial condition and operating results, and may require us to incur additional costs and created adverse publicity for our business. If we are not able to overcome these challenges, our business, prospects, operating results and financial condition will be negatively impacted and our ability to grow our business will be harmed.
Our business model has yet to be tested or regulatorily approved and any failure to commercialize our strategic plans would have an adverse effect on our operating results and business, harm our reputation and could result in substantial liabilities that exceed our resources.
Any new business will encounter challenges and difficulties, especially a business pioneer operating in a newly emerging market. Many of these challenges will be beyond our control, including substantial risks and expenses to create a new market, set up operations and educate potential customers about a new market. You should consider the likelihood of our success in light of these risks, expenses, complications, delays discussed in these Risk Factors. There is nothing at this time upon which to base an assumption that our business model will prove successful, and we may not be able to generate significant revenue, raise additional capital or operate profitably. We will continue to encounter risks and difficulties frequently experienced by early commercial stage companies, including scaling up our infrastructure and headcount, and may encounter unforeseen expenses, difficulties or delays in connection with our growth. In addition, as a result of the capital-intensive nature of our business, we expect to continue to sustain substantial operating expenses without generating sufficient revenues to cover expenditures. Any investment in our company is therefore highly speculative and could result in the loss of your entire investment.
Our forward-looking operating information and business plan forecast relies in large part upon assumptions and analyses that we have developed. If these assumptions or analyses prove to be incorrect, our actual operating results may be materially different from our forecasted results.
Our management has prepared our projected financial and operating information and business plan, which reflect our current estimates of future performance. Whether our actual operating and financial results and business develops in a way that is consistent with our expectations and assumptions as reflected in our forecasts depends on a number of factors, many of which are outside our control. Our estimates and assumptions may prove inaccurate, causing the actual amount to differ from our estimates. These factors include, but are not limited to, the risk factors described herein and the following factors:
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our ability to obtain sufficient capital to sustain and grow our business;

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our effectiveness in managing our costs and our growth;

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our ability to meet the performance and cost targets of manufacturing and operating out jets;

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developing and commercializing, together with our suppliers, the batteries which meet the technological and operational targets to operate our jets in which we can supply at the volumes and costs we need for our production;

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establishing and maintaining relationships with key providers and suppliers;

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the timing, cost and ability to obtain the necessary certifications and regulatory approvals;

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the development of the Regional Air Mobility market and customer demand for our services;

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our ability to reduce end-user pricing over time to increase demand, address new market segments and develop a significantly broader customer base;

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the costs and effectiveness of our marketing and promotional efforts;

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competition for our Lilium Network and Turnkey Enterprise solutions, both from other competitors in the Regional Air Mobility market as well as from traditional ground and air transport options;

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our ability to retain existing key management, to integrate recent hires and to attract, retain and motivate qualified personnel;

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the overall strength and stability of domestic and international economies;

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regulatory, legislative and political changes; and

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consumer spending habits.

Unfavorable changes in any of these or other factors, most of which are beyond our control, could materially and adversely affect our business, results of operations and financial results. It is difficult to predict our future revenues and appropriately budget for our expenses, and we have limited insight into trends that may emerge and affect our business. If actual results differ from our estimates or we adjust our estimates in future periods, our operating results and financial position could be materially affected.
We anticipate commencing commercial operations with our fully developed Lilium Jet, if regulatorily approved and certified, which remains under development and has yet to complete the testing and certification process. Any delay in completing testing and certification, and any design changes that may be required to be implemented in order to receive certification, would adversely impact our business plan and financial forecasts and our financial condition.
We expect to commence commercial operations in 2024 with a single model of eVTOL jet. We are currently engaged in a rigorous testing and design program that will be required to substantiate our certification process, and we must conduct and analyze our test flight data before we will be cleared to operate with commercial passengers using our eVTOL jet aircraft. Following each flight test, we undertake, we analyze the resulting data and determine whether additional changes to the jet design, propulsion, electronic motor, battery and software systems are required. We are engaged in a process of carefully reviewing and implementing preliminary operating data in order to identify and implementing changes to our prototype model in order to ensure optimal safety protocols, battery efficiency, sufficient redundancies, and maximum load capacities. For example, a fire occurred during post-flight maintenance after a test flight by one of our two prototypes jets in February 2020, resulting in the total loss of our first Phoenix demonstrator. Although Lilium property was damaged, no injuries or casualties resulted from the fire; however, the damage to our Phoenix demonstrator caused significant delays in the testing and analysis as we redesigned the energy system in our next generation demonstrator and addressed safety protocols, as further discussed under “Business of Lilium and Certain Information about Lilium — Safety and Performance”. The prototypes of one of our competitors, Eviation, was also destroyed in a fire in January 2020, reportedly related to a battery system. If incidents like these occur during testing, if our remediation measures and process changes are not successfully implemented or if we experience issues with manufacturing improvements or design, certification and safety, the anticipated launch of our commercial operations could be delayed.
Any delays in the development, certification, manufacture and commercialization of our Lilium Jets and related technology, such as battery technology or electric motors, may adversely impact our business, financial condition and results of operations.
We have previously experienced, and may experience in the future, delays or other complications in the design, certification, manufacture, launch, production, and servicing ramp up of our jets and related technology. If further delays arise or recur, if our remediation measures and process changes do not continue to be successful or if we experience issues with planned manufacturing improvements or design and safety, we could experience issues in sustaining the progress towards commercialization or delays in increasing production capacity. If we encounter difficulties in scaling our production or servicing capabilities, if we fail to supply the required batteries from our suppliers which meet the required performance parameters, if our jet technologies and components do not meet our expectations or if we are unable to launch and operate our initial Regional Air Mobility services before our competitors, or if such technologies fail to perform as expected, are inferior to those of our competitors or are perceived as less safe than those of our competitors, we may not be able to achieve our performance targets in aircraft range, speed, payload and noise or launch products on our anticipated timelines, and our business, financial condition and results of operations could be materially and adversely impacted.
Although we hope to be the first to bring eVTOL Regional Air Mobility services to market, our competitors have also displayed eVTOL prototypes and may gain certification and commercialize their vehicles to allow them to enter the market before us.
We face intense competition to be the first to bring our eVTOL Regional Air Mobility services to market, as further discussed under “Business of Lilium and Certain Information about Lilium — Our Competitive Strengths”. Some of our current and potential competitors may have greater financial, technical, manufacturing, regulatory, marketing and other resources than we do, which may allow them to deploy greater resources to the design, certification, development, regulation, manufacturing, promotion, sales, marketing and support of their eVTOL vehicle fleet and customer services. Additionally, some of our competitors may have greater name recognition, larger sales forces, broader customer and industry relationships and other resources than we do. These competitors may also compete with us in recruiting and retaining qualified research and development, sales, marketing and management personnel, as well as in acquiring technologies complementary to, or necessary for, our jets and our customer services, and they may secure more convenient, exclusive leases on vertiports than we are able to secure. These competitors may also secure intellectual property related to eVTOL jets and related services. There has been some consolidation in the industry, with Joby Aviation’s acquisition of Uber Elevate and partnership with Uber in December 2020, and further consolidation may result in even more resources being concentrated in our competitors. We cannot provide assurances that our eVTOL services will be the first to market. Even if our eVTOL Regional Air Mobility services are first to market, we may not receive any competitive advantage or our potential customers may not choose our services over those of our competitors, or over other transportation options, such as helicopters, or terrestrial passenger options like cars, trains, busses or subways or other goods delivery methods such as trucking, van, car or unmanned drones. Further, our competitors may obtain larger scale capital investment than we have access to, and they may benefit from our efforts in developing consumer and community acceptance for eVTOL aircraft, making it easier for them to obtain the permits and authorizations required to operate a service in the markets in which we intend to launch or in other markets.
Any inability to operate our Regional Air Mobility services after commercial launch at our anticipated flight rate, on our anticipated routes or with our anticipated vertiports could adversely impact our business, financial condition and results operations.
Even if we complete the development, certification, manufacture and commercial launch of our Regional Air Mobility operations, we will be dependent on one jet design system and jets that we manufacture. To be successful and satisfy the assumptions in our business plan, we will need to maintain a sufficient service operation rate consisting of a minimum number of flights per day per jet across a distributed vertiport infrastructure, which will be negatively impacted if we are not able to operate our flight services for any reason. We may be unable to operate our anticipated service operation rate for a number of reasons, such as unexpected weather patterns, maintenance issues, pilot error, design and electronic motoring flaws, airway access restrictions, natural disasters, changes in governmental regulations or in the status of our regulatory certifications and approvals or applications or other events that force us to suspend or delay services. At launch, our jets will be certified for Visual Flight Rule conditions, which means that they will have reduced operations under adverse weather conditions such as storms, fog or heavy precipitation, with enhanced certification planned soon after launch. We intend to extend our certification to all-weather capabilities, although we may be unable to do so, and to receive certification, we may incur significant costs to improve the climate resiliency of our jets and our vertiports. Our vertiports in Florida may be located in areas susceptible to hurricanes and sudden storms, as well as related flooding, and our vertiports in Germany may be located in areas prone to freezing and snow storms, the occurrence of any of which could result in costs and loss of revenue. The potential physical effects of climate change, such as increased frequency and severity of storms, fog, mist, freezing conditions and other climate-related events, could affect the frequency of our operations and cause delays and cancellations to our services, which would materially impact our operations, public perception and market image and financial results. If we need to replace any components or hardware in our jets, many of which will be bespoke or custom-produced by or for us, there are limited numbers of replacement parts available, some of which have significant lead time associated with procurement or manufacture, so any unplanned failures could result in reduced jet service and significant delays to our planned growth.
Our potential customers may not generally accept the Regional Air Mobility industry or our passenger or goods transport services. If we are unable to convince customers of the convenience of our services and generally provide high quality customer service that will be expected of a premium service, our business and reputation may be materially and adversely affected.
As a vertically-integrated business, we intend to provide our customers with direct customer service at branded and third party-operated vertiports in our passenger Lilium network, including sales, payment, scheduling, on-site service, pre-boarding lounges and post-boarding customer support, as well as first-mile and last-mile integration with airports, train stations, bus terminals and urban transport systems. Some of these systems we intend to operate directly, such as our customer-facing digital platform and user interface, which remains under development and may be difficult to complete with the functionality and usability that we currently intend to provide. We anticipate that other on-site customer services at our vertiports, like security, refreshments and baggage handling, will be carried out through third parties certified by us. We may be unable to integrate these third-party services in our service offering at launch, or at all, at favorable prices, which could reduce the customer appeal of our services. Further, although such third parties may have experience in servicing other transportation services, they will initially have limited experience in servicing our jets and interfacing with our customer portal. Our service arrangements may not adequately address the service requirements of our customers to their satisfaction, or we and our third-party service operators will have sufficient resources to meet these service requirements in a timely manner as the number of vertiports and vertihubs in our network increases. Our business and our brand will be affiliated with these third-party service operators, and we may experience harm to our reputation if these operators provide our customers with poor service, negative publicity, accidents, or safety incidents. Further, if we are unable to establish a widespread vertiport network that complies with applicable laws, our customers’ receptivity to our service, ease of use, and general satisfaction levels could be adversely affected, which in turn could materially and adversely affect our reputation and thus our sales, results of operations, and prospects.
Adverse publicity stemming from any incident involving us or our competitors, or an incident involving any air travel service or unmanned flight based on autonomous technology, could have a material adverse effect on our business, financial condition and results of operations.
Electric aircraft are based on complex technology that requires skilled pilot operation and maintenance. Like any aircraft, they may experience operational or process failures and other problems, including through adverse weather conditions, unanticipated collisions with foreign objects, manufacturing or design defects, pilot error, software malfunctions, cyber-attacks or other intentional acts that could result in potential safety risks. Any actual or perceived safety issues with our jets, other electric aircraft or eVTOL aircraft, unmanned flight based on autonomous technology or the Regional Air Mobility industry generally may result in significant reputational harm to our business, in addition to tort liability, increased safety infrastructure and other costs that may arise. The electric aircraft industry has had several accidents involving prototypes. Our first Phoenix demonstrator was destroyed by a ground-maintenance fire in February 2020; Eviation’s prototype eVTOL vehicle caught fire during testing in January 2020; a small battery-operated plane operated by Avinor and built by Slovenia’s Pipistrel crashed in Norway in August 2019; and an electric-motor experimental aircraft built by Siemens and Hungarian company Magnus crashed in Hungary in May 2018, killing both occupants. We are at risk of adverse publicity stemming from any public incident involving our company, our employees or our brand. If our personnel or one of jets, or the personnel or vehicles of one of our competitors, were to be involved in a public incident, accident or catastrophe, the public perception of the Regional Air Mobility industry or eVTOL vehicles specifically could be adversely affected, resulting in decreased customer demand for services, significant reputational harm or potential legal liability, which could cause a material adverse effect on our sales and service volumes, business and financial condition. Although our insurance partially covered the damage caused by the February 2020 ground-maintenance fire, the insurance we carry may be inapplicable or inadequate to cover any such incident, accident or catastrophe in the future. If our insurance is inapplicable or insufficient to cover any future incidents, we may be forced to bear substantial losses from an incident or accident.
Our business plans require a significant amount of capital. In addition, our future capital needs may require us to sell additional equity or debt securities that may adversely affect the market price of our shares and dilute our shareholders or introduce covenants that may restrict our operations.
We expect our capital expenditures to continue to be significant in the foreseeable future as we expand our development, certification, production and commercial launch, and that our level of capital expenditures will be significantly affected by customer demand for our services. The fact that we have a limited operating history and are entering a new industry means we have no historical data on the demand for our services. As a result, our future capital requirements may be uncertain and actual capital requirements may be different from those we currently anticipate. We may seek equity or debt financing to finance a portion of our capital expenditures. Such financing might not be available to us in a timely manner or on terms that are acceptable, or at all.
Our ability to obtain the necessary financing to carry out our business plan is subject to a number of factors, including general market conditions and investor acceptance of our industry and business model. These factors may make the timing, amount, terms and conditions of such financing unattractive or unavailable to us. If we are unable to raise sufficient funds, we will have to significantly reduce our spending, delay or cancel our planned activities or substantially change our corporate structure. We might not be able to obtain any funding, and we might not have sufficient resources to conduct our business as projected, both of which could mean that we would be forced to curtail or discontinue our operations.

We may seek to raise such capital through the issuance of additional shares or debt securities with conversion rights (such as convertible bonds and option rights). An issuance of additional shares or debt securities with conversion rights could potentially reduce the market price of our shares, and we currently cannot predict the amounts and terms of such future offerings.
In addition, our future capital needs and other business reasons could require us to sell additional equity or debt securities or obtain a credit facility. The sale of additional equity or equity-linked securities could dilute our shareholders. In addition, such dilution may arise from the acquisition or investments in companies in exchange, fully or in part, for newly issued shares, options granted to our business partners or from the exercise of stock options by our employees in the context of existing or future share option programs or the issuance of shares to employees in the context of existing or future employee participation programs. The incurrence of indebtedness would result in increased debt service obligations and could result in operating and financing covenants that would restrict our operations.
If we cannot raise additional funds when we need or want them, our operations and prospects could be negatively affected.
If we are unable to successfully design and manufacture our jets, our business will be harmed.
We are expanding our prototype manufacturing facility near Munich to full scale manufacturing and production, and we expect to begin low volume production of our Lilium Jet for testing and certification in 2022. We have signed three supply agreements with Toray Industries, Aciturri Aerostructures and Honeywell and term sheets for manufacturing and outsourcing production agreements with dozens of Tier 1 aerospace companies to produce our jet parts and components, and we are in discussions with further 60-70 manufacturing and outsourcing parties, as discussed under “Business — Production Facilities and Manufacturing Strategy”. Many of the parts and components we require will be custom-made for our jets at our production facilities or the production facilities of our outsourcing parties and suppliers; the equipment used to produce these parts and components would be costly to replace and could require substantial lead time to replace and qualify for use. We may not be able to successfully develop commercial-scale manufacturing capabilities internally or supply chain relationships with our intended Tier 1 suppliers. Other parts and components will be off-the-shelf products manufactured for the airline industry and are readily substituted. Our production facilities and the production facilities of our outsourcing parties and suppliers may be harmed or rendered inoperable by natural or man-made disasters, including earthquakes, flooding, fire and power outages, or by health epidemics, such as the COVID-19 pandemic, which may render it difficult or impossible for us to manufacture our jets for some period of time. The inability to manufacture our jets or the backlog that could develop if our production facilities and the production facilities of our outsourcing parties and suppliers are inoperable for even a short period of time may result in delays in our intended launch or scale-out plans or harm our reputation. Although we maintain insurance for damage to our property and the disruption of our business, this insurance may not be sufficient to cover all of our potential losses and may not continue to be available to us on acceptable terms, if at all.
If the Lilium Jets we build fail to perform as expected, our ability to develop, market, and sell our services could be harmed.
Once we commence serial production, our jets may contain defects in design and manufacture that may cause them not to perform as expected or that may require repairs, service outages and design changes. Further, our Lilium Jets may be impacted by various performance factors that could impair customer satisfaction or cause delays or disruptions to our services, such as wind gusts during take-off and landing, turbulent air during flight, foreign object damage, fan stall or wing flutter, overloading, hail and bird strike, sub-optimal battery performance or excessive noise. If our Lilium Jets fail to perform as expected, we may need to delay launch of commercial operations, reduce our roll out plans and commercial expansions or limit the number of flights or geographic scope of our services, which could adversely affect our brand in our target markets and could adversely affect our business, prospects, and results of operations.
Our Lilium Jets require complex software, battery technology and other technology systems that remain in development and need to be commercialized in coordination with our vendors and suppliers to complete serial production. The failure of advances in technology and of manufacturing at the rates and volumes we project may impact our ability to increase the volume of our production or drive down end user pricing.
Our Lilium Jets will use a substantial amount of third-party and in-house software codes and complex hardware to operate. Our software and hardware may contain, errors, bugs or vulnerabilities, and our systems are subject to certain technical limitations that may compromise our ability to meet our objectives. Some errors, bugs or vulnerabilities inherently may be difficult to detect and may only be discovered after the code has been implemented. We have a limited frame of reference by which to evaluate the long-term performance of our software and hardware systems and our jets, and we may be unable to detect and fix any defects in the jets prior to commencing commercial operations. The development and on-going monitoring of such advanced technologies is inherently complex, and we will need to coordinate with our vendors and suppliers in order to complete full-scale production. Our potential inability to develop the necessary software and technology systems may harm our competitive position or delay the certification or manufacture of our jets.
We are relying on third-party suppliers to develop a number of emerging technologies for use in our products, including lithium-ion battery technology. Many of these technologies are already commercially viable, and measurements of our battery supplier have already yielded promising results. However, the final technology of our batteries and other sub-systems is still under development and the design is not yet finalized. The final cell design of our suppliers may not be able to meet the safety, technological, economical or operational requirements to support the regulatory requirements and performance assumed in our business plan.
We are also relyig on third-party suppliers to commercialized these technologies (such as battery cell technology) at the volume and costs we require to launch and ramp-up our production. Our suppliers may not be able to meet the production timing, volume requirements or cost requirements we have assumed in our business plan. Our third party suppliers could face other challenges, such as the lack of raw materials or machinery, the breakdown of tools in production or the malfunctioning of technology as they ramp up production. As a result, our business plan could be significantly impacted, and we may incur significant delays in production and full commercialization, which could adversely affect our business, prospects, and results of operations.
Our Lilium Jets will make use of lithium-ion battery cells, which have been observed to catch fire or vent smoke and flame.
The battery packs within our Lilium Jets will use lithium-ion cells. On rare occasions, lithium-ion cells can rapidly release the energy they contain by venting smoke and flames in a manner that can ignite nearby materials as well as other lithium-ion cells. While the battery pack is designed to contain any single cell’s release of energy without spreading to neighboring cells, a failure of battery packs in our jets could occur or batteries could catch fire during production or testing, which could result in bodily injury or death and could subject us to lawsuits, regulatory challenges or redesign efforts, all of which would be time consuming and expensive and could harm our brand image. Also, negative public perceptions regarding the suitability of lithium-ion cells for automotive applications, the social and environmental impacts of cobalt mining, or any future incident involving lithium-ion cells, such as a vehicle or other fire, could seriously harm our business and reputation.
We will rely on third-party suppliers and strategic parties for the provision and development of key emerging technologies, components and materials used in our Lilium Jet, such as the lithium-ion batteries that will power the jets, a significant number of which may be single or limited source suppliers. If any of these prospective suppliers or strategic parties choose to not do business with us at all, or insist on terms that are commercially disadvantageous, we may have significant difficulty in procuring and producing our jets, and our business prospects would be harmed
Third-party suppliers and strategic parties will provide key components and technology to the Lilium Jets. Collaborations with strategic parties are necessary to successfully commercialize our existing and future products. If we are unable to identify or enter into agreements with strategic parties for the development of key technology or if such strategic parties insist on terms that are commercially disadvantageous, including for example the ability to freely commercialize jointly owned intellectual property, we may have significant difficulty in procuring and producing our jets or technologies, components or materials used in our jets. The terms of our existing collaboration agreements typically include one or more of the following: joint ownership of the new intellectual property, assignment of the new intellectual property to either us or the collaborator, either exclusive or non-exclusive licenses to the new intellectual property to us or the collaborator and other restrictions on our or our collaborator’s use of developments, such as non-competes and time or milestone limited exclusivity provisions. If we are unable to negotiate exclusivity regarding the technology developed under these collaborations, our competitors may be able to access the technology that is owned, solely or jointly, by our collaborator.
In addition to our collaborations, we will be substantially reliant on our relationships with our suppliers for the parts and components in our jets. If any of these prospective suppliers choose to not do business with us at all, or insist on terms that are commercially disadvantageous, we may have significant difficulty in procuring and producing our jets, and our business prospects would be harmed. If our suppliers experience any delays in providing us with or developing necessary components, or if our suppliers are unable to deliver necessary components in a timely manner and at prices and volumes acceptable to us, we could experience delays in manufacturing or servicing our jets, delivering on our timelines, and launching and scaling up as anticipated, which could have a material adverse effect on our business, prospects and operating results.
While we plan to obtain components from multiple sources whenever possible, we may purchase many of the components used in our Lilium Jets from a single source. While we believe that we may be able to establish alternate supply relationships and can obtain replacement components for our single source components, we may be unable to do so in the short term (or at all) at prices or quality levels that are acceptable to us. In addition, we could experience delays if our suppliers do not meet agreed upon timelines or experience capacity constraints. Any disruption in the supply of components, whether or not from a single source supplier, could temporarily disrupt production or servicing of our jets until an alternative supplier is able to supply the required material. Changes in business conditions, unforeseen circumstances, governmental changes, and other factors beyond our control or which we do not presently anticipate, could also affect our suppliers’ ability to deliver components to us on a timely basis. Any of the foregoing could materially and adversely affect our results of operations, financial condition and prospects.
Any disruptions to our supply chain, significant increase in component costs, or shortages of critical components, could adversely affect our business and result in increased costs.
Any disruptions to our supply chain, significant increase in component costs, or shortages of critical components, could adversely affect our business and result in increased costs. Such a disruption could occur as a result of any number of events, including, but not limited to: an extended closure of or any slowdown at our supplier’s plants or shipping delays due to efforts to limit the spread of COVID-19 or implementation of post-COVID-19 policies or practices, market shortages due to surge in demand for any particular part or component, increases in prices or impact of inflation, the imposition of regulations, quotas or embargoes on components, labor stoppages, transportation delays or failures affecting the supply chain and shipment of materials and finished goods, third-party interference in the integrity of the parts and components sourced through the supply chain, the unavailability of raw materials, severe weather conditions, adverse effects of climate change, natural disasters, geopolitical developments, war or terrorism and disruptions in utilities and other services. In addition, any future updates or modifications to the anticipated design of the Lilium Jet may increase the number of parts and components we would be required to source and increase the complexity of our supply chain management. Failure to effectively manage the supply of parts and components could materially and adversely affect our results of operations, financial condition and prospects.
If any of our suppliers become economically distressed or go bankrupt, we may be required to provide substantial financial support or take other measures to ensure supplies of components or materials, which could increase our costs, affect our liquidity or cause production disruptions.
We expect to purchase various types of equipment, raw materials and manufactured component parts from our suppliers. If these suppliers experience substantial financial difficulties, cease operations, or otherwise face business disruptions, we may be required to provide substantial financial support to ensure supply continuity or would have to take other measures to ensure components and materials remain available. Any disruption could affect our ability to deliver vehicles and could increase our costs and negatively affect our liquidity and financial performance.
We may not succeed in establishing, maintaining and strengthening our brand, which would materially and adversely affect customer acceptance of our services, reducing our anticipated sales, revenue and forecasts.
Our business and prospects heavily depend on our ability to develop, maintain and strengthen the Lilium brand and sell consumers on the safety, convenience and cost-effectiveness of our Regional Air Mobility services. If we are not able to establish, maintain and strengthen our brand, we may lose the opportunity to build a critical mass of customers. Our ability to develop, maintain and strengthen the Lilium brand will depend heavily on the success of our marketing efforts. When it launches, we expect the Regional Air Mobility industry to be intensely competitive, with a strong first-mover advantage, and we may not be the first to launch our services or we may be unsuccessful in building, maintaining and strengthening our brand. If we do not develop and maintain a strong brand, our business, prospects, financial condition and operating results will be materially and adversely impacted.

We are highly dependent on the services of our four founders.
We are highly dependent on the services of our four founders, as described in “Business of Lilium and Certain Information about Lilium — Lilium’s History”, who will be significant shareholders in New Lilium. Our founders are the source of many, if not most, of the ideas and execution driving Lilium. If any of our founders were to discontinue their service to Lilium due to death, disability or any other reason, we would be significantly disadvantaged.
Our business depends substantially on the continuing efforts of our key employees and qualified personnel, and we will require experienced pilots and qualified mechanics to operate and service our Lilium Jets; our operations may be severely disrupted if we lose their services.
Our success depends substantially on the continued efforts of our key employees and qualified personnel, and our operations may be severely disrupted if we lost their services. As we build our brand and become more well known, the risk that competitors or other companies may poach our talent increases. The failure to attract, integrate, train, motivate and retain these personnel could seriously harm our business and prospects.
Throughout the aviation industry, there is a shortage of trained pilots and qualified aircraft mechanics. Our services will depend on finding third parties to recruit and train pilots qualified to operate our Lilium Jets and mechanics qualified to perform the requisite maintenance activities, for which we will compete with airlines and other air mobility and transportation services, some of which will offer wages or benefit packages exceeding ours. We intend to work with third parties to train our pilots, mechanics and technicians in our proprietary jet operation and maintenance; however, if we are unable to hire, train, and retain qualified pilots and qualified mechanics, our business could be harmed, and we may be unable to implement our growth plans.
Our business may be adversely affected by labor and union activities.
Although none of our employees are currently represented by a labor union, it is common throughout the aircraft industry generally for many employees at aircraft companies to belong to a union, which can result in higher employee costs and increased risk of work stoppages. We may also directly and indirectly depend upon other companies with unionized work forces, such as parts suppliers and trucking and freight companies, and work stoppages or strikes organized by such unions could have a material adverse impact on our business, financial condition or operating results.
We face risks related to health epidemics, including the recent COVID-19 pandemic.
We face various risks related to public health issues, including epidemics, pandemics, and other outbreaks, including the recent pandemic of respiratory illness caused by COVID-19. The impact of COVID-19, including changes in consumer and business behavior, unease with shared transport, pandemic fears and market downturns, and restrictions on business and individual activities, has created significant volatility in the global economy and led to reduced economic activity. The spread of COVID-19 has also created a disruption in the manufacturing, delivery and overall supply chain of all manufacturers and suppliers and has led to a global decrease in personal and business travel around the world.
The pandemic has resulted in government authorities implementing numerous measures to try to contain the virus, such as travel bans and restrictions, quarantines, stay-at-home or shelter-in-place orders, and business shutdowns. These measures may adversely impact our employees, our ability to provide our services, and the operations of our customers, suppliers, and business partners, and may negatively impact our sales and marketing activities. In addition, many aspects of our research and development activities cannot be conducted remotely. These measures by government authorities may remain in place for a significant period of time and they are likely to continue to adversely affect our manufacturing plans, sales and marketing activities, business and results of operations.
The spread of COVID-19 has caused us to modify our business practices (including employee travel, recommending that all non-essential personnel work from home and reduction of physical participation in collaboration and development activities), and we may take further actions as may be required by government authorities or that we determine is in the best interests of our employees, customers, suppliers, vendors and business partners. There is no certainty that such actions will be sufficient to mitigate the risks posed by the virus or otherwise be satisfactory to government authorities. If significant portions of our workforce are unable to work effectively, including due to illness, quarantines, social distancing, government actions or other restrictions in connection with the COVID-19 pandemic, our operations will be impacted.

The extent to which the COVID-19 pandemic impacts our business, prospects and results of operations will depend on future developments, which are highly uncertain and cannot be predicted, including the duration and spread of the pandemic, its severity, the actions to contain the virus or treat its impact, restrictions on shared or air transport, and how quickly and to what extent normal economic and operating activities can resume. Even after the COVID-19 pandemic has subsided, we may continue to experience an adverse impact to our business as a result of its global economic impact, including any recession that has occurred or may occur in the future. For example, we continue to experience delays in our supply chain, including delays in delivery of parts and materials, as well as the impact of higher inflation rates, and there can be no assurances that the impacts of the COVID-19 pandemic on our supply chain will normalize over time.
In addition, difficult macroeconomic conditions, such as decreases in discretionary travel, per capita income and level of disposable income, increased and prolonged unemployment, or a decline in consumer confidence as a result of the COVID-19 pandemic could have a material adverse effect on the demand for our services. Under difficult economic conditions, potential customers may seek to reduce spending by forgoing our Regional Air Mobility services.
There are no comparable recent events that may provide guidance as to the effect of the spread of COVID-19 and a pandemic, and, as a result, the ultimate impact of the COVID-19 pandemic or a similar health epidemic is highly uncertain.
Failure of information security and privacy concerns could subject us to penalties, damage our reputation and brand, and harm our business and results of operations.
We expect to face significant challenges with respect to information security and privacy, including the storage, transmission and sharing of confidential information. We will transmit and store confidential and private information of our customers, such as personal information, including names, accounts, user IDs and passwords, and payment or transaction related information.
We intend to adopt strict information security policies and deploy advanced measures to implement the policies, including, among others, advanced encryption technologies. However, advances in technology, an increased level of sophistication of our services, an increased level of expertise of hackers, new discoveries in the field of cryptography or others can still result in a compromise or breach of the measures that we use. If we are unable to protect our systems, and hence the information stored in our systems, from unauthorized access, use, disclosure, disruption, modification or destruction, such problems or security breaches could cause a loss, give rise to our liabilities to the owners of confidential information or even subject us to fines and penalties. In addition, complying with various laws and regulations could cause us to incur substantial costs or require that we change our business practices, including our data practices, in a manner adverse to our business.
In addition, we will need to comply with increasingly complex and rigorous regulatory standards enacted to protect business and personal data in the United States, Europe and elsewhere. For example, the European Union adopted the General Data Protection Regulation (“GDPR”), which became effective on May 25, 2018 and the State of California adopted the California Consumer Privacy Act of 2018 (“CCPA”); additional U.S. states are likely to adopt measures similar to the CCPA in the near term. Both the GDPR and the CCPA impose additional obligations on companies regarding the handling of personal data and provides certain individual privacy rights to persons whose data is stored. Compliance with existing, proposed and recently enacted laws (including implementation of the privacy and process enhancements called for under the GDPR) and regulations can be costly; any failure to comply with these regulatory standards could subject us to legal and reputational risks.
Compliance with any additional laws and regulations could be expensive and may place restrictions on the conduct of our business and the manner in which we interact with our customers. Any failure to comply with applicable regulations could also result in regulatory enforcement actions against us, and misuse of or failure to secure personal information could also result in violation of data privacy laws and regulations, proceedings against us by governmental entities or others, and damage to our reputation and credibility, and could have a negative impact on revenues and profits.
Significant capital and other resources may be required to protect against information security breaches or to alleviate problems caused by such breaches or to comply with our privacy policies or privacy-related legal obligations. The resources required may increase over time as the methods used by hackers and others engaged in online criminal activities are increasingly sophisticated and constantly evolving. Any failure or perceived failure by us to prevent information security breaches or to comply with privacy policies or privacy-related legal obligations, or any compromise of security that results in the unauthorized release or transfer of personally identifiable information or other customer data, could cause our customers to lose trust in us and could expose us to legal claims. Any perception by the public that online transactions or the privacy of user information are becoming increasingly unsafe or vulnerable to attacks could inhibit the growth of online retail and other online services generally, which may reduce the number of orders we receive.
We are subject to cybersecurity risks to our operational systems, security systems, infrastructure, integrated software in our aircraft and customer data processed by us or third-party vendors.
We are at risk for interruptions, outages and breaches of the following systems, which are either owned by us or operated by our third-party vendors or suppliers:
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operational systems, including business, financial, accounting, product development, data processing or production processes;

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facility security systems;

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aircraft technology including powertrain and avionics and flight control software;

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the integrated software in our aircraft;

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customer data; or

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digital platform.

The occurrence of any such incident could disrupt our operational systems, result in loss of intellectual property, trade secrets or other proprietary or competitively sensitive information, compromise personal information of customers, employees, suppliers, or others, jeopardize the security of our facilities or affect the performance of in-product technology and the integrated software in our jets.
Moreover, there are inherent risks associated with developing, improving, expanding and updating our current systems, such as the disruption of our data management, procurement, production execution, finance, supply chain and sales and service processes. These risks may affect our ability to manage our data and inventory, procure parts or supplies or manufacture, deploy, deliver and service our aircraft, adequately protect our intellectual property or achieve and maintain compliance with, or realize available benefits under, applicable laws, regulations and contracts. We cannot be sure that these systems upon which we rely, including those of our third-party vendors or suppliers, will be effectively implemented, maintained or expanded as planned. If these systems do not operate as we expect them to, we may be required to expend significant resources to make corrections or find alternative sources for performing these functions.
Any unauthorized access to or control of our jets or their systems or any loss of data could result in legal claims or proceedings. In addition, regardless of their veracity, reports of unauthorized access to our jets, their systems or data, as well as other factors that may result in the perception that our jets, their systems or data are capable of being “hacked,” could negatively affect our brand and harm our business, prospects, financial condition and operating results.
We face risks related to natural disasters, health epidemics and other outbreaks, which could significantly disrupt our operations.
Our manufacturing or customer service facilities or operations could be adversely affected by events outside of our control, such as natural disasters, wars, health epidemics like COVID-19, and other calamities. Although we have servers that are hosted in an offsite location, our backup system does not capture data on a real-time basis, and we may be unable to recover certain data in the event of a server failure. We cannot assure you that any backup systems will be adequate to protect us from the effects of fire, floods, typhoons, earthquakes, power loss, telecommunications failures, break-ins, war, riots, terrorist attacks or similar events. Any of the foregoing events may give rise to interruptions, breakdowns, system failures, technology platform failures or internet failures, which could cause the loss or corruption of data or malfunctions of software or hardware as well as adversely affect our ability to provide services.
Risks Related to Lilium’s Intellectual Property
We may not be able to prevent others from unauthorized use of our intellectual property, which could harm our business and competitive position.
We may not be able to prevent others from unauthorized use of our intellectual property, which could harm our business and competitive position. We rely on a combination of patents, trade secrets (including know-how), employee and third-party nondisclosure agreements, copyrights, trademarks, intellectual property licenses, and other contractual rights to establish and protect our rights in our technology. Despite our efforts to protect our proprietary rights, third parties may attempt to copy or otherwise obtain and use our intellectual property or seek court declarations that they do not infringe upon our intellectual property rights or those rights are not enforceable. Monitoring unauthorized use of our intellectual property is difficult and costly, and the steps we have taken or will take are aimed to prevent misappropriation. From time to time, we may have to resort to litigation to enforce our intellectual property rights, which could result in substantial costs and diversion of our resources, including significant amounts of time from our key executives and management, and may not have the desired outcome.
Patent, trademark, and trade secret laws vary significantly throughout the world. Some countries do not protect intellectual property rights to the same extent as do the laws of the United States and European Union. Therefore, we may not be able to secure certain intellectual property rights in some jurisdictions, and our intellectual property rights may not be as strong or as easily enforced outside of the United States and the European Union. Failure to adequately protect our intellectual property rights could result in our competitors offering similar products, potentially resulting in the loss of some of our competitive advantage and a decrease in our revenue which, would adversely affect our business, prospects, financial condition and operating results.
Our patent applications may not issue as patents, which may have a material adverse effect on our ability to prevent others from commercially exploiting products similar to ours.
We cannot be certain that we are the first inventor of the subject matter to which we have filed or plan to file a particular patent application, or if we are the first party to file such a patent application. If another party has filed a patent application for the same subject matter as we have, or similar subject matter is otherwise publicly disclosed, we may not be entitled to the protection sought by the patent application. Further, the scope of protection of issued patent claims is often difficult to determine. As a result, we cannot be certain that the patent applications that we file will issue, or that our issued patents will afford protection against competitors with similar technology or will cover certain aspects of our products. In addition, our competitors may design around our issued patents, which may adversely affect our business, prospects, financial condition or operating results.
As our patents may expire and may not be extended, our patent applications may not be granted and our patent rights may be contested, circumvented, invalidated or limited in scope, our patent rights may not protect us effectively. In particular, we may not be able to prevent others from developing or exploiting competing technologies.
We cannot assure you that we will be granted patents pursuant to our pending applications or those we plan to file in the future. Even if our patent applications succeed and we are issued patents in accordance with them, these patents could be contested, circumvented or invalidated in the future. In addition, the rights granted under any issued patents may not provide us with meaningful protection or competitive advantages. The claims under any patents that issue from our patent applications may not be broad enough to prevent others from developing technologies that are similar or that achieve results similar to ours. The intellectual property rights of others could also bar us from licensing and exploiting any patents that issue from our pending applications. Numerous patents and pending patent applications owned by others exist in the fields in which we have developed and are developing our technology. These patents and patent applications might have priority over our patent applications and could result in refusal of or invalidation our patent applications . Finally, in addition to those who may claim priority, any of our existing or pending patents may also be challenged by others on the basis that they are otherwise invalid or unenforceable.
We may need to defend ourselves against patent or trademark infringement claims, which may be time-consuming and would cause us to incur substantial costs.
Companies, organizations, or individuals, including our competitors, may hold or obtain patents, trademarks or other proprietary rights that would prevent, limit or interfere with our ability to make, use, develop, sell, leasing or market our vehicles or components, which could make it more difficult for us to operate our business. From time to time, we may receive communications from holders of patents (including non-practicing entities or other patent licensing organizations), trademarks or other intellectual property regarding their proprietary rights. Companies holding patents or other intellectual property rights may bring suits alleging infringement of such rights or otherwise assert their rights and urge us to take licenses. Our applications and uses of trademarks relating to our design, software or artificial intelligence technologies could be found to infringe upon existing trademark ownership and rights. In addition, if we are determined to have infringed upon a third party’s intellectual property rights, we may be required to do one or more of the following:
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cease manufacturing our jets, or discontinue use of certain components in our jets, or offering services that incorporate or use the challenged intellectual property;

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pay substantial damages;

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seek a license from the holder of the infringed intellectual property right, which license may not be available on reasonable terms, or at all;

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redesign our jets or other customer service offerings; or

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establish and maintain alternative branding for our jets or services.

In the event of a successful claim of infringement against us and our failure or inability to obtain a license to the infringed technology or other intellectual property right, our business, prospects, operating results and financial condition could be materially and adversely affected. In addition, any litigation or claims, whether or not valid, could result in substantial costs, negative publicity and diversion of resources and management attention.
We may be subject to damages resulting from claims that we or our employees have wrongfully used or disclosed alleged trade secrets of our employees’ former employers.
Many of our employees were previously employed by other aeronautics, aircraft or transportation companies or by suppliers to these companies. We may be subject to claims that we or these employees have inadvertently or otherwise used or disclosed trade secrets or other proprietary information of our former employers. Litigation may be necessary to defend against these claims. If we fail in defending such claims, in addition to paying monetary damages, we may lose valuable intellectual property rights or personnel. A loss of key personnel or our work product could hamper or prevent our ability to commercialize our products, which could severely harm our business. Even if we are successful in defending against these claims, litigation could result in substantial costs and demand on management resources.
Risks Related to the Regulatory Environment in which Lilium Operates
We are subject to substantial regulation and unfavorable changes to, or our failure to comply with, these regulations could substantially harm our business and operating results.
Our eVTOL jets and the operation of our Regional Air Mobility services by us or in certain jurisdictions by our local AOCs will be subject to substantial regulation in the jurisdictions in which we intend our eVTOL jets to operate. We expect to incur significant costs in complying with these regulations. Regulations related to the eVTOL industry, including aircraft certification, production certification, passenger operation, flight operation, airspace operation, security regulation and vertiport regulation are currently evolving, and we face risks associated with the development and evolution of these regulations.
Our jets must be certified with the FAA and EASA as a light aircraft, as further discussed under “Business — Certification”. Operating our jets in the U.S. and Europe and providing our passenger and goods transportation services must comply with U.S. and European laws, regulations, safety standards, and customer service regulations. Rigorous testing and the use of approved materials and equipment are among the requirements for achieving certification. Our failure to obtain or maintain certification for our jets or infrastructure would have a material adverse effect on our business and operating results. In addition to obtaining and maintaining certification of our jets, we and our third party air carriers will need to obtain and maintain operational authority necessary to provide our envisioned Regional Air Mobility services. A transportation or aviation authority may determine that we and/or our third party air carriers cannot manufacture, provide, or otherwise engage in the services as we contemplated and upon which we based our projections. The inability to implement our envisioned Regional Air Mobility services could materially and adversely affect our results of operations, financial condition, and prospects.
To the extent the laws change, our jets and our Regional Air Mobility services may not comply with applicable American, European, international, federal, state or local laws, which would have an adverse effect on our business. Compliance with changing regulations could be burdensome, time consuming, and expensive. To the extent compliance with new regulations is cost prohibitive, our business, prospects, financial condition and operating results would be adversely affected.

When we expand beyond the United States and the European Union, such as into China, there will be Chinese laws and regulations we must comply with, and there may be laws and regulations in other jurisdictions we have not yet entered or laws we are unaware of in jurisdictions we have entered that may restrict our operations or business practices or that are difficult to interpret and change rapidly. Continued regulatory limitations and other obstacles interfering our business operations could have a negative and material impact on our business, prospects, financial condition and results of operations.
Third-party air carriers will operate our Regional Air Mobility services in the U.S. and Europe using the Lilium Jets. These third-party air carriers are subject to substantial regulation and laws, and unfavorable changes to, or the third-party air carriers’ failure to comply with, these regulations and/or laws could substantially harm our business and operating results.
Non-U.S. citizen air carriers cannot engage in air transportation services within the U.S. Accordingly, our strategy for service offerings in the U.S. and the European markets involves strategic relationships with third-party U.S. citizen (as “citizen of the United States” is defined in 49 U.S.C. § 40102(a)(15)) or EU air carriers, respectively, which will be responsible for providing the aircraft services using the Lilium Jets. These third-party air carriers are subject to substantial regulation and laws, and unfavorable changes to, or the third-party air carriers’ failure to comply with, these regulations or laws could substantially harm our business and operating results. Further, although third-party air carriers may have experience in providing air transportation services, they will initially have limited experience in operating our Lilium Jets. Our arrangements with third-party air carriers may not adequately address the operating requirements of our customers to their satisfaction. Given that our business and our brand will be affiliated with these third-party air carriers, we may experience harm to our reputation if these third-party air carriers provide customers with poor service, receive negative publicity, or experience accidents or safety incidents. Further, under U.S. law and the policy of the U.S. Department of Transportation, U.S. citizens must have actual control of U.S. air carriers, and thus there are limits on our ability to exercise control over such U.S. air carriers. Any determination by a transportation or aviation authority that we cannot provide or otherwise engage in the services as we contemplated and upon which we based our projections could materially affect the services we intend to offer and could adversely affect our results of operations, financial condition, business and prospects.
We are or will be subject to anti-corruption, anti-bribery, anti-money laundering, financial and economic sanctions and similar laws, and non-compliance with such laws can subject us to administrative, civil and criminal fines and penalties, collateral consequences, remedial measures and legal expenses, all of which could adversely affect our business, results of operations, financial condition and reputation.
We are or will be subject to anti-corruption, anti-bribery, anti-money laundering, financial and economic sanctions and similar laws and regulations in various jurisdictions in which we conduct or in the future may conduct activities, including the U.S. Foreign Corrupt Practices Act (“FCPA”), European anti-bribery and corruption laws, and other anti-corruption laws and regulations. The FCPA and European anti-bribery and corruption laws prohibit us and our officers, directors, employees and business partners acting on our behalf, including agents, from corruptly offering, promising, authorizing or providing anything of value to a “foreign official” for the purposes of influencing official decisions or obtaining or retaining business or otherwise obtaining favorable treatment. The FCPA also requires companies to make and keep books, records and accounts that accurately reflect transactions and dispositions of assets and to maintain a system of adequate internal accounting controls. A violation of these laws or regulations could adversely affect our business, results of operations, financial condition and reputation. Our policies and procedures designed to ensure compliance with these regulations may not be sufficient and our directors, officers, employees, representatives, consultants, agents, and business partners could engage in improper conduct for which we may be held responsible.
Non-compliance with anti-corruption, anti-bribery, anti-money laundering or financial and economic sanctions laws could subject us to whistleblower complaints, adverse media coverage, investigations, and severe administrative, civil and criminal sanctions, collateral consequences, remedial measures and legal expenses, all of which could materially and adversely affect our business, results of operations, financial condition and reputation. In addition, changes in economic sanctions laws in the future could adversely impact our business and investments in its shares.
We will be subject to governmental export and import control laws and regulations as we expand our suppliers and commercial operations outside the U.S. and Europe.
Our Lilium Jets will be subject to export control and import laws and regulations, which must be made in compliance with these laws and regulations. For example, we may require licenses to import or export our jets, components or technologies to our production facilities and may experience delays in obtaining the requisite licenses to do so. Audits in connection with the application for licenses may increase areas of noncompliance that could result in delays or additional costs. If we fail to comply with these laws and regulations, we and certain of our employees could be subject to additional audits, substantial civil or criminal penalties, including the possible loss of export or import privileges, fines, which may be imposed on us and responsible employees or managers and, in extreme cases, the incarceration of responsible employees or managers.
Risks Associated with Holdco Being a U.S. Public Company
We will need to improve our operational and financial systems to support our expected growth, increasingly complex business arrangements, and rules governing revenue and expense recognition and any inability to do so will adversely affect our billing and reporting.
To manage the expected growth of our operations and increasing complexity, we will need to improve our operational and financial systems, procedures, and controls and continue to increase systems automation to reduce reliance on manual operations. Any inability to do so will affect our manufacturing operations, customer billing and reporting. Our current and planned systems, procedures and controls may not be adequate to support our complex arrangements and the rules governing revenue and expense recognition for our future operations and expected growth. Delays or problems associated with any improvement or expansion of our operational and financial systems and controls could adversely affect our relationships with our customers, cause harm to our reputation and brand and could also result in errors in our financial and other reporting. We expect that complying with these rules and regulations will substantially increase our legal and financial compliance costs and will make some activities more time-consuming and costly. The increased costs will increase our net loss. We cannot predict or estimate the amount or timing of additional costs we may incur to respond to these requirements.
We have identified material weaknesses in our internal control over financial reporting and may identify additional material weaknesses in the future. Failure to remediate such material weaknesses in the future or to maintain an effective system of internal control could impair our ability to comply with the financial reporting and internal controls requirements for publicly traded companies.
As a U.S. public company, we will operate in an increasingly demanding regulatory environment, which requires us to comply with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), Nasdaq regulations, SEC rules and regulations, expanded disclosure requirements, accelerated reporting requirements and more complex accounting rules. Company responsibilities required by the Sarbanes-Oxley Act include establishing corporate oversight and adequate internal control over financial reporting and disclosure controls and procedures. Effective internal controls are necessary for us to produce reliable financial reports and are important to help prevent financial fraud.
In connection with the audit of our consolidated financial statements, we identified material weaknesses in our internal control over financial reporting. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of our annual or interim financial statements will not be prevented or detected on a timely basis. The material weaknesses relate to (i) lack of consistent and proper application of accounting processes and procedures, defined control processes and segregation of duties, (ii) insufficient design, implementation and operating effectiveness of information technology general controls for information systems that are significant to the preparation of our financial statements, (iii) lack of review and supervision and (iv) insufficient resources with an appropriate level of technical accounting and SEC reporting expertise.
We are in the process of designing and implementing measures to improve our internal control over financial reporting to remediate the material weaknesses, including by implementing new information technology and systems for the preparation of the financial statements, implementing additional review procedures within our accounting and finance department, hiring additional staff and engaging external accounting experts to support improving our accounting processes and procedures and supplement our internal resources in our computation processes. While we are designing and implementing measures to remediate the material weaknesses, we cannot predict the success of such measures or the outcome of our assessment of these measures at this time. These measures may not remediate the deficiencies in internal control or prevent additional material weaknesses or significant deficiencies in our internal control over financial reporting in the future. Our failure to implement and maintain effective internal control over financial reporting could result in errors in our financial statements that may lead to a restatement of our financial statements or cause us to fail to meet our reporting obligations.

We anticipate that the process of building our accounting and financial functions and infrastructure will result in substantial costs, including significant additional professional fees and internal costs. Any disruptions or difficulties in implementing or using such a system could adversely affect our controls and harm our business. Moreover, such disruption or difficulties could result in unanticipated costs and diversion of management’s attention.
If we are not able to comply with the requirements of Section 404 of the Sarbanes-Oxley Act in a timely manner, or if we are unable to maintain proper and effective internal controls, we may not be able to produce timely and accurate financial statements. If we cannot provide reliable financial reports or prevent fraud, our business and results of operations could be harmed, investors could lose confidence in our reported financial information and we could be subject to sanctions or investigations by Nasdaq, the SEC or other regulatory authorities.
Our management has limited experience in operating a U.S. public company.
Our management have limited experience in the management of a U.S. public or European listed company. Our management team may not successfully or effectively manage our transition to a U.S. public company that will be subject to significant regulatory oversight and reporting obligations under federal securities laws. Their limited experience in dealing with the increasingly complex laws pertaining to public companies could be a significant disadvantage in that it is likely that an increasing amount of their time may be devoted to these activities which will result in less time being devoted to the management and growth of the combined company. We may not have adequate personnel with the appropriate level of knowledge, experience, and training in the accounting policies, practices or internal controls over financial reporting required of U.S. public companies. The development and implementation of the standards and controls necessary for the combined company to achieve the level of accounting standards required of a public company in the United States may require costs greater than expected. It is possible that we will be required to expand our employee base and hire additional employees to support our operations as a public company, which will increase our operating costs in future periods.
Our failure to meet Nasdaq’s continued listing requirements could result in a delisting of our shares.
If, after listing, we fail to satisfy Nasdaq’s continued listing requirements, such as the corporate governance requirements or the minimum closing bid price requirement, Nasdaq may take steps to delist our shares. Such a delisting would likely have a negative effect on the price of our shares and would impair your ability to sell or purchase our shares when you wish to do so. In the event of a delisting, we can provide no assurance that any action taken by it to restore compliance with listing requirements would allow our shares to become listed again, stabilize the market price or improve the liquidity of our shares, prevent our shares from dropping below Nasdaq’s minimum bid price requirement or prevent future non-compliance with Nasdaq’s listing requirements.
If securities or industry analysts do not publish research or reports about our business or publish negative reports about our business, our share price and trading volume could decline.
The trading market for our shares will depend on the research and reports that securities or industry analysts publish about us or our business. Currently, we do not have any analyst coverage and may not obtain analyst coverage in the future. In the event we obtain analyst coverage, we will not have any control over such analysts. If one or more of the analysts who cover Lilium downgrade our shares or change their opinion of our shares, our share price would likely decline. If one or more of these analysts cease coverage of Lilium or fail to regularly publish reports on Lilium we could lose visibility in the financial markets, which could cause our share price or trading volume to decline.
We will be an “emerging growth company,” and our reduced SEC reporting requirements may make our shares less attractive to investors.
We will be an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 (“JOBS Act”). We will remain an “emerging growth company” until the earliest to occur of (i) the last day of the fiscal year (a) following the fifth anniversary of the closing of the Business Combination, (b) in which we have total annual gross revenue of at least $1.07 billion or (c) in which we are deemed to be a large accelerated filer, which means the market value of Holdco Shares held by non-affiliates exceeds $700 million as of the last business day of our prior second fiscal quarter, and (ii) the date on which we issued more than $1.0 billion in non-convertible debt during the prior three-year period. We intend to take advantage of exemptions from various reporting requirements that are applicable to most other public companies, such as an exemption from the provisions of Section 404(b) of the Sarbanes-Oxley Act requiring our independent registered public accounting firm provide an attestation report on the effectiveness of our internal control over financial reporting and reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. We cannot predict if investors will find our shares less attractive because we intend to rely on certain of these exemptions and benefits under the JOBS Act. If some investors find our shares less attractive as a result, there may be a less active, liquid and/or orderly trading market for our shares and the market price and trading volume of our shares may be more volatile and decline significantly.
As a foreign private issuer, we will be exempt from a number of rules under the U.S. securities laws and will be permitted to file less information with the SEC than a U.S. domestic public company, which may limit the information available to our shareholders.
We will be a foreign private issuer, as such term is defined in Rule 405 under the Securities Act. As a foreign private issuer, we will not be subject to all of the disclosure requirements applicable to public companies organized within the United States. For example, we will be exempt from certain rules under the Exchange Act that regulate disclosure obligations and procedural requirements related to the solicitation of proxies, consents or authorizations applicable to a security registered under the Exchange Act, including the U.S. proxy rules under Section 14 of the Exchange Act. As long as we are a foreign private issuer, we will not be required to obtain shareholder approval for certain dilutive events, such as the establishment or material amendment of certain equity-based compensation plans, we will not be required to provide detailed executive compensation disclosure in our periodic reports, and we will be exempt from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. In addition, our officers and directors will be exempt from the reporting and “short-swing” profit recovery provisions of Section 16 of the Exchange Act and related rules with respect to their purchases and sales of its securities.
While we intend to submit quarterly interim consolidated financial data to the SEC under cover of the SEC’s Form 6-K, we will not be required to file periodic reports and financial statements with the SEC as frequently or as promptly as U.S. domestic public companies and will not be required to file quarterly reports on Form 10-Q or current reports on Form 8-K under the Exchange Act.
Also, as a foreign private issuer, we will be permitted to follow home country practice in lieu of certain Nasdaq corporate governance rules, as discussed under “Description of Holdco Securities — Periodic Reporting Under U.S. Securities Law”, including those that require listed companies to have a majority of independent directors (although all of the members of the audit committee must be independent under the Exchange Act) and independent director oversight of executive compensation, nomination of directors and corporate governance matters; have regularly scheduled executive sessions with only independent directors; and adopt and disclose a code of ethics for directors, officers and employee. Accordingly, our shareholders may not have the same protections afforded to shareholders of listed companies that are subject to all of the applicable corporate governance requirements.
Risks Related to Taxes
Holdco’s tax residency might change if Germany would ratify the MLI and change its provisional election on the corporate residence tie-breaker.
Holdco’s sole tax residency in Germany for purposes of the convention between Germany and the Netherlands for the avoidance of double taxation and the prevention of fiscal evasion with respect to taxes on income (the “German-Dutch tax treaty”) is subject to the application of the provisions on tax residency as stipulated in the German-Dutch tax treaty as effective as of the date of this proxy statement/prospectus. However, among others, Germany and the Netherlands entered into a Multilateral Convention to Implement Tax Treaty Related Measures to Prevent Base Erosion and Profit Shifting (“MLI”). The MLI operates to amend bilateral tax treaties between participating states, provided there is a match between certain options made by the relevant states. The MLI provides, amongst others, for an amendment of relevant treaty rules regarding tax residency for purposes of relevant tax treaties. According to its elections, the Netherlands applies such deviating rules on tax residency, i.e., it did not opt out. With regard to Germany, provisional statements made at the time of signing the MLI indicate that it is intended to opt-out of the application of such provisions. However, given that the MLI has to date not been ratified in Germany and the options provided for in the MLI remain subject to discussion, it cannot be ruled out that Germany ultimately opts to amend the current rules regarding tax residency in line with the option exercised by the Netherlands. If

Germany changed its provisional view on the election, the MLI rules on tax residency would become applicable to the German-Dutch tax treaty. In this case, the competent authorities of the Netherlands and Germany shall endeavor to determine by mutual agreement the sole tax residency of Holdco. During the period in which a mutual agreement between both states is absent, Holdco may not be entitled to any relief or exemption from tax provided by the German-Dutch tax treaty. During such period, there would also be a risk that both Germany and the Netherlands would levy dividend withholding tax on distributions by Holdco, in addition to the risk of double taxation on the profits of Holdco itself.
Our ability to utilize our net operating loss and tax credit carryforwards to offset future taxable income may be subject to certain limitations, including losses as a result of the Business Combination.
We have incurred and are likely to continue incurring significant tax losses, which may be limited in their usability under German and other tax laws, in particular following significant shareholder changes. Although we do neither expect the Business Combination nor any of the ownership changes in the course of past financing rounds to result in a forfeiture of our German tax loss attributes, the realization of future tax savings from such tax loss attributes depends on the tax authorities’ acceptance of their continued availability and our ability to generate future taxable income in Germany against which such losses can be offset.
Risks Related to Holdco Being a Newly Incorporated Dutch Company
Holdco has no operating or financial history and its results of operations may differ significantly from the unaudited pro forma financial data included in this document.
Holdco has been recently incorporated and has no operating history and no revenues. Holdco’s unaudited pro forma condensed combined statement of operations included elsewhere in this proxy statement/prospectus combines Qell’s historical audited results of operations for the year ended December 31, 2020 with Lilium’s historical audited results of operations for the year ended December 31, 2020, and gives pro forma effect to the Business Combination as if it had been consummated as of January 1, 2020. Holdco’s unaudited pro forma condensed combined balance sheet combines the historical balance sheets of Qell and Lilium as of December 31, 2020 and gives pro forma effect to the Business Combination as if it had been consummated on such date.
The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only, are based on certain assumptions, address a hypothetical situation and reflect limited historical financial data. Therefore, the unaudited pro forma condensed combined financial statements are not necessarily indicative of the results of operations and financial position that would have been achieved had the Business Combination been consummated on the dates indicated above, or Holdco’s future consolidated results of operations or financial position. Accordingly, Holdco’s business, assets, cash flows, results of operations and financial condition may differ significantly from those indicated by the unaudited pro forma condensed combined financial statements included in this proxy statement/prospectus.
The rights of shareholders in companies subject to Dutch corporate law differ in material respects from the rights of shareholders of corporations incorporated in the United States.
At Closing, we will be a public limited liability company incorporated under Dutch law. Our corporate affairs are governed by our articles of association, our internal rules and policies and by the laws governing companies incorporated in the Netherlands. The rights of shareholders may be different from the rights and obligations of shareholders in companies governed by the laws of U.S. jurisdictions. The role of the management board in a Dutch company is also materially different, and cannot be compared to, the role of a board of directors in a corporation incorporated in the United States. In the performance of their duties, our management board is required by Dutch law to consider the interests of our company and the sustainable success of its business, with an aim to creating long-term value, taking into account the interests of its shareholders, its employees and other stakeholders of the company, in all cases with due observation of the principles of reasonableness and fairness. It is possible that some of these parties will have interests that are different from, or in addition to, your interests as a shareholder.
We are not obligated to, and do not, comply with all best practice provisions of the Dutch Corporate Governance Code.
We will be subject to the Dutch Corporate Governance Code (the “DCGC”). The DCGC contains both principles and best practice provisions on corporate governance that regulate relations between the management board and the general meeting of shareholders and matters in respect of financial reporting, auditors, disclosure, compliance and enforcement standards. The DCGC is based on a “comply or explain” principle. Accordingly, companies are required to disclose in their annual reports (which are filed in the Netherlands) whether they comply with the provisions of the DCGC. If they do not comply with those provisions (for example, because of a conflicting Nasdaq requirement), the company is required to give the reasons for such noncompliance. The DCGC applies to Dutch companies listed on a government-recognized stock exchange, whether in the Netherlands or elsewhere, including Nasdaq.
We acknowledge the importance of good corporate governance. However, we do not comply with all the provisions of the DCGC, to a large extent because such provisions conflict with or are inconsistent with the corporate governance rules of Nasdaq and U.S. securities laws, or because we believe such provisions do not reflect customary practices of global companies listed on Nasdaq. Any such noncompliance may affect your rights as a shareholder, and you may not have the same level of protection as a shareholder in a Dutch company that fully complies with the DCGC.
Shareholders may not be able to exercise preemptive rights and, as a result, may experience substantial dilution upon future issuances of shares.
In the event of an issuance of our class A shares and our class B shares, subject to certain exceptions, each shareholder will have a preemptive that is right pro rata to the total amount of class A shares or class B shares (as applicable) held by such shareholder. These preemptive rights may be restricted or excluded by a resolution proposed by the management and adopted by the general meeting of shareholders. Prior to the Closing, our board will be authorized for a five-year period to issue shares or grant rights to subscribe for shares up to our authorized share capital and to limit or exclude preemptive rights in connection therewith, which could cause existing shareholders to experience substantial dilution of their holdings.
The dual class structure of Holdco has the effect of giving a greater percentage of voting rights than economic rights to Daniel Wiegand, Lilium’s founder and Chief Executive Officer.
Holdco Class B Shares will have three times as many votes per share, for a total of 36 votes per share on any matter submitted for shareholder approval, as opposed to the Holdco Class A Shares, which have 12 votes per share. As of the closing of the Business Combination, Daniel Wiegand, Lilium’s founder and Chief Executive Officer, will hold all of the issued and outstanding Holdco Class B Shares and will control between 20.5% and 22.9% of the total voting power in the company (depending on redemption levels and the assumptions set forth under “Beneficial Ownership of Holdco Securities”). Accordingly, Mr. Wiegand, like all shareholders with greater than 10% voting power in the company, will be able to call a special meeting of shareholders to propose matters for shareholder approval such as the removal or election of directors or amendments to the company’s organization documents. Mr. Wiegand may have interests that differ from yours and may vote in a way with which you disagree and which may be adverse to your interests. For information about Holdco’s dual class structure, see the section titled “Description of Holdco Securities.”
Dividend Policy
Under Dutch law, we may only pay dividends to the extent our shareholders’ equity (eigen vermogen) exceeds the sum of the paid-up and called-up share capital plus the reserves required to be maintained by Dutch law or by our articles of association and (if it concerns a distribution of profits) after adoption of the annual accounts by our general meeting of shareholders from which it appears that such distribution is allowed. Subject to such restrictions, any future determination to pay dividends will be at the discretion of the board and will depend on a number of factors, including our results of operations, earnings, cash flow, financial condition, future prospects, contractual restrictions, capital investment requirements, restrictions imposed by applicable law and other factors considered relevant by the board.
Our board may decide that all or part of our remaining profits shall be added to our reserves. After such reservation, any remaining profit will be at the disposal of the general meeting of shareholders at the proposal of our management board, subject to the applicable restrictions of Dutch law. Our board is permitted, subject to certain requirements, to declare interim dividends without the approval of the general meeting of shareholders. Dividends and other distributions shall be made payable not later than the date determined by the corporate body that declares the (interim) dividend. Claims to dividends and other distributions not made within five years from the date that such dividends or distributions became payable will lapse and any such amounts will be considered to have been forfeited to us (verjaring).

Investors may have difficulty enforcing civil liabilities against us or the members of our management and our board.
Holdco is incorporated in the Netherlands, and we will conduct substantially all of our operations in Germany or Europe through our subsidiaries. A majority of our management and our directors are not United States residents and do not have significant assets in the United States, and the majority of our assets are located outside the United States. As a result, it may not be possible, or may be very difficult, to serve process on company representatives or the company in the United States, or to enforce judgments obtained in U.S. courts against company representatives or the company based on civil liability provisions of the securities laws of the United States. There is no treaty between the United States and the Netherlands for the mutual recognition and enforcement of judgments (other than arbitration awards) in civil and commercial matters. Therefore, a final judgment for the payment of money rendered by any federal or state court in the United States based on civil liability, whether or not predicated solely upon the U.S. federal securities laws, would not be enforceable in the Netherlands unless the underlying claim is re-litigated before a Dutch court of competent jurisdiction. U.S. investors will be unable to enforce any judgments obtained in U.S. courts in civil and commercial matters, including judgments under the U.S. federal securities laws, against us, members of our management and our directors. In addition, there is doubt as to whether a Dutch court would impose civil liability on us or the members of our management or our directors in an original action predicated solely upon the U.S. federal securities laws brought in a court of competent jurisdiction in the Netherlands against us or our management or directors.
Dutch, German and European insolvency laws are substantially different from U.S. insolvency laws and may offer our shareholders less protection than they would have under U.S. insolvency laws.
As a Dutch public limited liability company and as a company with its ‘centre of main interest’ in Germany, we are subject to Dutch and German insolvency laws in the event any insolvency proceedings are initiated against us including, among other things, Regulation (EU) 2015/848 of the European Parliament and of the Council of May 20, 2015 on insolvency proceedings. Should courts in another European country determine that the insolvency laws of that country apply to us in accordance with and subject to such EU regulations, the courts in that country could have jurisdiction over the insolvency proceedings initiated against us. Insolvency laws in Germany, the Netherlands or the relevant other European country, if any, may offer our shareholders less protection than they would have under U.S. insolvency laws and make it more difficult for our shareholders to recover the amount they could expect to recover in a liquidation under U.S. insolvency laws.
Shareholders may be subject to limitations on transfer of their shares.
Our shares are transferable on the transfer agent’s books. However, the transfer agent may close its transfer books at any time or from time to time when it deems expedient in connection with the performance of its duties. In addition, the transfer agent may refuse to deliver, transfer or register transfers of shares generally when our books or the transfer agent’s books are closed, or at any time if we or the transfer agent deems it advisable to do so because of any requirement of law or of any government or governmental body, or under any provision of the deposit agreement, or for any other reason.

GENERAL INFORMATION
Presentation of Financial Information
This proxy statement/prospectus contains:
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the audited consolidated financial statements of Lilium as of and for the years ended December 31, 2020 and 2019, prepared in accordance with IFRS as issued by the IASB and in its presentation and reporting currency of the Euro (€);

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the audited consolidated financial statements of Qell as of December 31, 2020 and for the period from August 7, 2020 (inception) to December 31, 2020, prepared in accordance with U.S. GAAP in its presentation and reporting currency of United States dollars ($); and

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the unaudited pro forma condensed combined financial statements of Holdco as of and for the year ended December 31, 2020, prepared in accordance with the measurement principles of IFRS and in accordance with Article 11 of Regulation S-X.

Unless indicated otherwise, financial data presented in this document has been taken from the audited consolidated financial statements of Qell included in this document, and the audited consolidated financial statements of Lilium included in this document. Where information is identified as “unaudited,” it has not been derived from the audited consolidated financial statements of Qell or Lilium.
The financial statements of Qell have been translated into Euros for the purposes of presentation in the unaudited pro forma condensed combined financial information using the following exchange rates:
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at the period end exchange rate as of December 31, 2020 of $1.00 to €0.8186 for the statement of financial position; and

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the average exchange rate for the period from August 7, 2020 (inception) through December 31, 2020 of $1.00 to €0.8416 for the statement of operations for the period ending on that date.

Holdco was incorporated on March 11, 2021 for the purpose of effectuating the Business Combination described herein. Holdco has no material assets and does not operate any businesses. Accordingly, no financial statements of Holdco have been included in this proxy statement/prospectus.
Cautionary Note Regarding Forward-Looking Statements
This proxy statement/prospectus contains forward-looking statements. Forward-looking statements provide Holdco’s current expectations or forecasts of future events. Forward-looking statements include statements about Holdco’s expectations, beliefs, plans, objectives, intentions, assumptions and other statements that are not historical facts. Words or phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “objective,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “will” and “would,” or similar words or phrases, or the negatives of those words or phrases, may identify forward-looking statements, but the absence of these words does not necessarily mean that a statement is not forward-looking. Examples of forward-looking statements in this proxy statement/prospectus include, but are not limited to, statements regarding Holdco’s disclosure concerning Lilium’s operations, cash flows, financial position and dividend policy.
Forward-looking statements appear in a number of places in this proxy statement/prospectus including, without limitation, in the sections titled “Lilium’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Qell’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Business of Qell and Certain Information About Qell” and “Business of Lilium and Certain Information About Lilium.” The risks and uncertainties include, but are not limited to:
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The Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Qell’s securities;

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The Business Combination may not be completed by Qell’s business combination deadline and Qell may be unable to obtain an extension of the business combination deadline;

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The parties to the Business Combination Agreement may fail to satisfy the conditions to the consummation of the Business Combination, such as Qell’s shareholders or Lilium’s shareholders failing to adopt the Business Combination Agreement;

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The lack of a third-party valuation in Qell’s determination to pursue the Business Combination;

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The occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement;

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The impact of COVID-19 on Lilium’s business or the Business Combination;

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The effect of the announcement or pendency of the Business Combination on Lilium’s business relationships, performance and operations generally;

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The Business Combination disrupts Lilium’s current business plans and operations or potential difficulties in Lilium employee retention as a result of the Business Combination;

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The outcome of any legal proceedings that may be instituted against Qell, Holdco or Lilium related to the Business Combination;

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Holdco’s ability to obtain or maintain Holdco’s securities listing on the Nasdaq;

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The market price of Qell’s and (post-closing) Holdco’s securities may be volatile due to a variety of factors, such as changes in the competitive environment in which Holdco will operate, the regulatory framework of the industry in which Holdco will operate, developments in Holdco’s business and operations, and changes in the capital structure;

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Holdco’s ability to implement business plans, operating models, forecasts, and other expectations and identify and realize additional business opportunities after the completion of the Business Combination;

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General economic downturns or general systematic changes to the industry in which Holdco will operate, including a negative safety incident involving one of Lilium’s competitors that results in decreased demand for Lilium’s jets or services;

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Lilium and its current and future business partners will be unable to successfully develop and commercialize Lilium’s business, or experience significant delays in doing so;

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The post-combination company may never achieve or sustain profitability;

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The post-combination company will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all;

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The post-combination company experiences difficulties in managing its growth, moving between development phases or expanding its operations;

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Third-party suppliers, component manufacturers or service provider partners are not able to fully and timely meet their obligations or deliver the high-level customer service that Lilium’s customers will expect;

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The Lilium Jet not performing as expected, delays in producing the Lilium Jets or delays in seeking full certification of all aspects of the Lilium Jet, causing overall delays in the anticipated time frame for Lilium’s commercialization and launch;

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The technology necessary to successfully operate Lilium’s business, as contemplated in the business models and financial forecasts, is delayed, unavailable, not available at commercially anticipated prices, not sufficiently tested, not certified for passenger use or otherwise unavailable to Holdco based on its current expectations and expected needs;

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Any identified material weaknesses in Holdco’s internal control over financial reporting which, if not corrected, could adversely affect the reliability of Holdco’s financial reporting;

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Product liability lawsuits, civil or damages claims or regulatory proceedings relating to Lilium’s jets, technology, intellectual property or services;

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Lilium’s inability to secure or protect its intellectual property; and

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Negative publicity about Holdco, its employees, directors, management, shareholders, affiliated parties or Lilium’s founders.

Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements for many reasons, including the factors described in “Risk Factors” in this proxy statement/prospectus. Accordingly, you should not rely on these forward-looking statements, which speak only as of the date of this proxy statement/prospectus. Holdco undertakes no obligation to publicly revise any forward-looking statement to reflect circumstances or events after the date of this proxy statement/prospectus or to reflect the occurrence of unanticipated events. You should, however, review the factors and risks Holdco describes in the reports it will file from time to time with the SEC after the date of this proxy statement/prospectus.
In addition, statements that “Holdco believes” and similar statements reflect Holdco’s beliefs and opinions on the relevant subject. These statements are based on information available to Holdco as of the date of this proxy statement/prospectus. And while Holdco believes that information provides a reasonable basis for these statements, that information may be limited or incomplete. Holdco’s statements should not be read to indicate that it has conducted an exhaustive inquiry into, or review of, all relevant information. These statements are inherently uncertain, and you are cautioned not to unduly rely on these statements.
Although Holdco believes the expectations reflected in the forward-looking statements were reasonable at the time made, it cannot guarantee future results, level of activity, performance or achievements. Moreover, neither Holdco nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. You should carefully consider the cautionary statements contained or referred to in this section in connection with the forward looking statements contained in this proxy statement/prospectus and any subsequent written or oral forward-looking statements that may be issued by Holdco or persons acting on its behalf.

EXTRAORDINARY GENERAL MEETING OF QELL SHAREHOLDERS
This proxy statement/prospectus is being provided to Qell shareholders as part of a solicitation of proxies by the Qell Board for use at the General Meeting of Qell Shareholders to be held on September 10, 2021, and at any adjournment or postponement thereof. This proxy statement/prospectus contains important information regarding the General Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.
This proxy statement/prospectus is being first mailed on or about August 11, 2021 to all shareholders of record of Qell as of July 16, 2021, the record date for the General Meeting for Qell Shareholders that hold their shares in “street name.” For “street name” shareholders, all shareholders of record who owned Qell Ordinary Shares at the close of business on the record date are entitled to receive notice of, attend and vote at the General Meeting. On the record date, there were 47,437,500 Qell Ordinary Shares outstanding. Qell shareholders that hold their shares in registered form on the day of the General Meeting are entitled to vote their shares at the General Meeting.
Date, Time and Place of General Meeting
The General Meeting will be held at 9:00 a.m., New York City time, on September 10, 2021 at the offices of Goodwin Procter located at 620 Eighth Avenue, New York, New York 10018, or such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote upon the proposals.
Proposals at the General Meeting
At the General Meeting, Qell shareholders will vote on the following proposals:
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Business Combination Proposal — To approve the entry by the Company into the Business Combination Agreement and the consummation of the transactions contemplated thereby, including the Business Combination (Proposal No. 1);

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Merger Proposal — To authorize the Plan of Merger, and to approve the consummation of the Merger and the transactions contemplated thereby (Proposal No. 2);

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Incentive Plan Proposal — Assuming the approval of the Business Combination Agreement Proposal and the Merger Proposal are approved, to consider and approve the Incentive Plan (Proposal No. 3);

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ESPP Proposal — Assuming the approval of the Business Combination Agreement Proposal and the Merger Proposal are approved, to consider and approve the ESPP (Proposal No. 4); and

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Adjournment Proposal — To consider and vote upon a proposal to adjourn the General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal (Proposal No. 1) or the Merger Proposal (Proposal No. 2). The Adjournment Proposal (Proposal No. 5) will only be presented to Qell shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal or the Merger Proposal.

THE QELL BOARD RECOMMENDS THAT
YOU VOTE “FOR” EACH OF THESE PROPOSALS.
Voting Power; Record Date
As a shareholder of Qell, you have a right to vote on certain matters affecting Qell. The proposals that will be presented at the General Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement/prospectus. If you are a shareholder that holds your shares in “street name,” you will be entitled to vote or direct votes to be cast at the General Meeting if you owned Qell Ordinary Shares at the close of business on July 16, 2021, which is the record date for the General Meeting. You are entitled to one vote for each Qell Ordinary Share that you owned as of the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 47,437,500 Qell Ordinary Shares outstanding, of which 37,950,000 are public shares and 9,487,500 are Founder Shares. For the avoidance of doubt, the record date does not apply to Qell shareholders that hold their shares in registered form and are registered as shareholders in Qell’s register of members. Qell shareholders that hold their shares in registered form are entitled to one vote on each proposal presented at the General Meeting for each Qell Ordinary Share held on the date of the General Meeting.
Vote of the Qell Initial Shareholders and Qell’s Other Directors and Officers
Prior to the Qell IPO, Qell entered into agreements with the Sponsor and the other current directors and officers of Qell, pursuant to which each agreed to vote any Qell Ordinary Shares owned by them in favor of an initial business combination. These agreements apply to the such holders, including the Sponsor, as it relates to the Founder Shares and the requirement to vote all of the Founder Shares in favor of the Business Combination Proposal and for all other proposals presented to Qell shareholders in this proxy statement/prospectus. As of the record date, the Sponsor owns 9,487,500 Founder Shares, representing 20% of the Qell Ordinary Shares then outstanding and entitled to vote at the General Meeting.
The Sponsor has, for no additional consideration, waived any redemption rights, including with respect to Qell Class A Ordinary Shares purchased in the Qell IPO or in the aftermarket, in connection with Business Combination. The Founder Shares held by the Sponsor have no redemption rights upon the liquidation of Qell and will be worthless if no business combination is effected by Qell by October 2, 2022. However, the Qell Initial Shareholders and the other current directors and officers of Qell are entitled to redemption rights upon the liquidation of Qell with respect to any public shares they may own.
Quorum and Required Vote for Proposals for the General Meeting
The approval of the Business Combination Proposal requires the affirmative vote of holders of at least a majority of the Qell Ordinary Shares present in person or by proxy and voting at a quorate General Meeting, and the approval of the Merger Proposal requires the affirmative vote of holders of at least two-thirds of the Qell Ordinary Shares present in person or by proxy and voting at a quorate General Meeting. Accordingly, a Qell shareholder’s failure to vote by proxy or to vote in person at the General Meeting will not be counted towards the number of Qell Ordinary Shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Business Combination Proposal or the Merger Proposal. Broker non-votes and abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the Business Combination Proposal or the Merger Proposal. The Qell Initial Shareholders have agreed to vote their Qell Ordinary Shares and any public shares purchased by them during or after the Qell IPO in favor of the Business Combination Proposal.
The approval of the Incentive Plan Proposal and the ESPP Proposal requires the affirmative vote of holders of a majority of the Qell Ordinary Shares present in person or by proxy and voting at a quorate General Meeting. Accordingly, a Qell shareholder’s failure to vote by proxy or to vote in person at the General Meeting will not be counted towards the number of Qell Ordinary Shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Incentive Plan Proposal or the ESPP Proposal. Broker non-votes and abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the Incentive Plan Proposal or the ESPP Proposal.
The approval of the Adjournment Proposal requires the affirmative vote of holders of a majority of the Qell Ordinary Shares that are entitled to vote and are voted at the General Meeting. Accordingly, a Qell shareholder’s failure to vote by proxy or to vote in person at the General Meeting will not be counted towards the number of Qell Ordinary Shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Adjournment Proposal. Broker non-votes and abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the Adjournment Proposal.

For the purposes of the Business Combination Proposal, one or more shareholders who together hold a simple majority of the issued and outstanding Qell Ordinary Shares entitled to vote at the General Meeting must be present, in person or represented by proxy, at the General Meeting to constitute a quorum and in order to conduct business at the General Meeting. In respect of each other proposal, one or more shareholders who together hold one third of the issued and outstanding Qell Ordinary Shares entitled to vote at the General Meeting must be present, in person or represented by proxy, at the General Meeting to constitute a quorum and in order to conduct business at the General Meeting. Broker non-votes and abstentions will be counted as present for the purpose of determining a quorum. The Sponsor, who currently owns 20% of the issued and outstanding Qell Ordinary Shares, will count towards this quorum. In the absence of a quorum, the chairman of the General Meeting has power to adjourn the General Meeting. As of the record date for the General Meeting for Qell shareholders that hold their shares in “street name,” 18,975,000 Qell Ordinary Shares would be required to achieve a quorum.
The closing of the Business Combination is conditioned upon the approval of the Business Combination Proposal and the Merger Proposal. The Incentive Plan Proposal and the ESPP Proposal are conditioned upon the approval of the Business Combination Proposal and the Merger Proposal. The Adjournment Proposal is not conditioned on the approval of any other proposal set forth in this proxy statement/prospectus.
It is important for you to note that, in the event that the Business Combination Proposal or the Merger Proposal does not receive the requisite vote for approval, Qell will not consummate the Business Combination. If Qell does not consummate the Business Combination and fails to complete an initial business combination by October 2, 2022, Qell will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public shareholders.
Recommendation to Qell Shareholders
The Qell Board believes that each of the Business Combination Proposal the Merger Proposal, the Incentive Plan Proposal, the ESPP Proposal and the Adjournment Proposal to be presented at the General Meeting is in the best interests of Qell and its shareholders and recommends that its shareholders vote “FOR” each of the proposals.
When you consider the recommendation of the Qell Board in favor of approval of the Business Combination Proposal and the Merger Proposal, you should keep in mind that the Sponsor and certain members of the Qell Board and officers of Qell have interests in the Business Combination and the Merger that are different from or in addition to (or which may conflict with) your interests as a shareholder. Shareholders should take these interests into account in deciding whether to approve the proposals presented at the General Meeting, including the Business Combination Proposal and the Merger Proposal. These interests include, among other things:
•
the fact that the Sponsor has agreed not to redeem any Qell Ordinary Shares held by it in connection with a shareholder vote to approve a proposed initial business combination;

•
the fact that the Sponsor paid an aggregate of $25,000 for the Founder Shares and such securities will have a significantly higher value at the time of the Business Combination which, if unrestricted and freely tradable, would be valued at approximately $76,585,550, taking into account the 1,828,945 Founder Shares that the Sponsor has agreed to forfeit in connection with the Business Combination, but, given the transfer restrictions on such shares, Qell believes such shares have less value;

•
the fact that the Sponsor and Qell’s other current officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Founder Shares held by them if Qell fails to complete an initial business combination by October 2, 2022;

•
the fact that the Registration Rights Agreement will be entered into by the Sponsor;

•
the fact that the Sponsor paid an aggregate of $10,590,000 for its 7,060,000 Private Placement Warrants to purchase Qell Class A Ordinary Shares and that such Private Placement Warrants will expire worthless if a business combination is not consummated by October 2, 2022;

•
the fact that, at the option of the Sponsor, any amounts outstanding under certain working capital loans made by the Sponsor or any of its affiliates to Qell in an aggregate amount of up to $1,500,000 may be converted into warrants to purchase Qell Class A Ordinary Shares which will be identical to the Private Placement Warrants;
•
the right of the Sponsor to hold Holdco Shares, subject to certain lock-up periods;

•
the continued indemnification of Qell’s existing directors and officers and the continuation of Qell’s directors’ and officers’ liability insurance after the Business Combination;

•
the fact that the Sponsor will benefit from the completion of a business combination and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to shareholders rather than liquidate;

•
the Sponsor and its affiliates can earn a positive rate of return on their investment, even if other Qell shareholders experience a negative rate of return in the post-business combination company;

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the fact that the Sponsor and Qell’s officers and directors will lose their entire investment in Qell and will not be reimbursed for any out-of-pocket expenses if an initial business combination is not consummated by October 2, 2022; and

•
the fact that if the Trust Account is liquidated, including in the event Qell is unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify Qell to ensure that the proceeds in the Trust Account are not reduced below $10.00 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which Qell has entered into an acquisition agreement or claims of any third party for services rendered or products sold to Qell, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Broker Non-Votes and Abstentions
Broker non-votes and abstentions are considered present for the purposes of establishing a quorum, but will have no effect on the Business Combination Proposal, the Merger Proposal, the Incentive Plan Proposal, the ESPP Proposal or the Adjournment Proposal.
In general, if your shares are held in “street name” and you do not instruct your broker, bank or other nominee on a timely basis on how to vote your shares, your broker, bank or other nominee, in its sole discretion, may either leave your shares unvoted or vote your shares on routine matters, but not on any non-routine matters.
None of the proposals at the General Meeting are routine matters. As such, without your voting instructions, your brokerage firm cannot vote your shares on any proposal to be voted on at the General Meeting.
Voting Your Shares — Shareholders of Record
If you hold your shares in “street name” and are a Qell shareholder of record, you may vote by mail or in person at the General Meeting. Each Qell Ordinary Share that you own in your name entitles you to one vote on each of the proposals for the General Meeting. Your one or more proxy cards show the number of Qell Ordinary Shares that you own.
Voting by Mail.   You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the General Meeting so that your shares will be voted if you are unable to attend the General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the General Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Qell Ordinary Shares will be voted as recommended by the Qell Board. The Qell Board recommends voting “FOR” the Business Combination Proposal, “FOR” the

Merger Proposal and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by 11:59 p.m., New York City time, on September 9, 2021.
Voting in Person at the Meeting.   If you attend the General Meeting and plan to vote in person, you will be provided with a ballot at the General Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the General Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the General Meeting and vote in person, you will need to bring to the General Meeting a legal proxy from your broker, bank or nominee authorizing you to vote these shares. That is the only way Qell can be sure that the broker, bank or nominee has not already voted your Qell Ordinary Shares.
Voting Your Shares — Beneficial Owners
If your shares are held in an account at a brokerage firm, bank or other nominee, then you are the beneficial owner of shares held in “street name” and this proxy statement/prospectus is being sent to you by that broker, bank or other nominee. The broker, bank or other nominee holding your account is considered to be the shareholder of record for purposes of voting at the General Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account by following the instructions that the broker, bank or other nominee provides you along with this proxy statement/prospectus. As a beneficial owner, if you wish to vote at the General Meeting, you will need to bring to the General Meeting a legal proxy from your broker, bank or other nominee authorizing you to vote those shares. Please see “— Attending the General Meeting” below for more details.
Attending the General Meeting
Only Qell shareholders on the record date (if the shares are held in “street name”) or their legal proxy holders may attend the General Meeting. To be admitted to the General Meeting, you will need a form of photo identification and valid proof of ownership of Qell Ownership Shares or a valid legal proxy. If you have a legal proxy from a shareholder of record, you must bring a form of photo identification and the legal proxy to the General Meeting. If you have a legal proxy from a “street name” shareholder, you must bring a form of photo identification, a legal proxy from the record holder (that is, the bank, broker or other holder of record) to the “street name” shareholder that is assignable, and the legal proxy from the “street name” shareholder to you. Shareholders may appoint only one proxy holder to attend on their behalf. Shareholders that hold their shares in registered form on the date of the General Meeting are entitled to attend and vote at the General Meeting.
Revoking Your Proxy
If you give a proxy, you may revoke it at any time before the General Meeting or at the General Meeting by doing any one of the following:
•
you may send another proxy card with a later date;

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you may notify Qell’s Secretary in writing to Qell Acquisition Corp., 505 Montgomery Street, Suite 1100, San Francisco, CA 94111, before the General Meeting that you have revoked your proxy; or

•
you may attend the General Meeting, revoke your proxy, and vote in person, as indicated above.

No Additional Matters
The General Meeting has been called only to consider the approval of the Business Combination Proposal, the Merger Proposal, the Incentive Plan Proposal, the ESPP Proposal and the Adjournment Proposal. Under the Qell amended and restated memorandum and articles of association, other than procedural matters incident to the conduct of the General Meeting, no other matters may be considered at the General Meeting if they are not included in this proxy statement/prospectus, which serves as the notice of the General Meeting.

Who Can Answer Your Questions About Voting
If you have any questions about how to vote or direct a vote in respect of your Qell Ordinary Shares, you may call Morrow Sodali, Qell’s proxy solicitor, at 800-662-5200 (toll free), or banks and brokerage firms, please call collect at 203-658-9400.
Redemption Rights
Pursuant to Qell’s amended and restated memorandum and articles of association, any holders of Qell public shares may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the Trust Account, less taxes payable, calculated as of two business days prior to the consummation of the Business Combination. If demand is properly made and the Business Combination is consummated, these shares, immediately prior to the Business Combination, will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account (calculated as of two business days prior to the consummation of the Business Combination, less taxes payable). For illustrative purposes, based on the fair value of marketable securities held in the Trust Account of approximately $379,657,696 as of August 6, 2021, the estimated per share redemption price would have been approximately $10.00.
In order to exercise your redemption rights, you must:
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if you hold Qell Public Units, separate the underlying Qell Class A Ordinary Shares and Qell Public Warrants;

•
prior to 5:00 p.m., New York City time, on September 8, 2021 (two business days before the initially scheduled General Meeting), identify yourself in writing as a beneficial holder and provide your legal name, phone number and address to the Transfer Agent in order to validly redeem your shares and tender your shares physically or electronically and submit a request in writing that Qell redeem your public shares for cash to Continental Stock Transfer & Trust Company, the Transfer Agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street
New York, New York 10004
Attention: Mark Zimkind
Email: mzimkind@continentalstock.com
and
•
deliver your public shares either physically or electronically through DTC’s DWAC system to the Transfer Agent at least two business days before the initially scheduled General Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the Transfer Agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the Transfer Agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

You do not have to be a record date holder in order to exercise your redemption rights. Shareholders seeking to exercise their redemption rights, whether they are registered holders or hold their shares in “street name” are required to either tender their certificates to the Transfer Agent prior to the date set forth in this proxy statement/prospectus, or up to two business days prior to the initially scheduled vote on the Business Combination Proposal at the General Meeting, or to deliver their shares to the Transfer Agent electronically using DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Business Combination is approved.
Holders of outstanding Qell Public Units must separate the underlying Qell Class A Ordinary Shares and Qell Public Warrants prior to exercising redemption rights with respect to the public shares.

If you hold Qell Public Units registered in your own name, you must deliver the certificate for such units to the Transfer Agent with written instructions to separate such units into Qell Class A Ordinary Shares and Qell Public Warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the Qell Class A Ordinary Shares from the Qell Public Units.
If a broker, dealer, commercial bank, trust company or other nominee holds your Qell Public Units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to the Transfer Agent. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant units and a deposit of an equal number of Qell Class A Ordinary Shares and Qell Public Warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the public shares from the Qell Public Units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Qell Public Units to be separated in a timely manner, you will likely not be able to exercise your redemption rights.
Each redemption of Qell Class A Share by Qell’s public shareholders will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $379,657,696 as of August 6, 2021. The conditions to closing in the Business Combination Agreement are for the sole benefit of the parties thereto and may be waived by such parties. After giving effect to the transactions contemplated in the Business Combination Agreement (including the PIPE Financing), Holdco shall have at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) immediately after the Closing. .
Prior to exercising redemption rights, Qell shareholders should verify the market price of the Qell Class A Ordinary Shares, as shareholders may receive higher proceeds from the sale of their Qell Class A Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Qell Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Qell Class A Ordinary Shares when you wish to sell your shares.
If you exercise your redemption rights, your Qell Class A Ordinary Shares will cease to be outstanding immediately prior to the Business Combination and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will no longer own those shares and you will not receive any Holdco Shares in the Business Combination. You will have no right to participate in, or have any interest in, the future growth of Holdco, if any. You will be entitled to receive cash for your Qell Class A Ordinary Shares only if you properly and timely demand redemption.
If the Business Combination is not approved and Qell does not consummate an initial business combination by October 2, 2022, Qell will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public shareholders and all of Qell’s warrants will expire worthless.
The Cayman Islands Companies Act provides that a shareholder of a Cayman company shall be entitled to payment of the fair value of that person’s shares upon dissenting from a merger or consolidation (the “Dissenter Rights”). However, such rights are not available in respect of the shares of any class for which an open market exists on a recognized stock exchange where, upon the merger or the consolidation, the shareholder receives, amongst other things, either:
(a) shares of a surviving or consolidated company, or depository receipts in respect thereof; or
(b) shares of any other company, or depository receipts in respect thereof, which shares or depository receipts at the effective date of the merger or consolidation, are either listed on a national securities exchange or designated as a national market system security on a recognised interdealer quotation system or held of record by more than two thousand holders.

With respect to the Merger, (i) Nasdaq is a recognized stock exchange and is a national securities exchange, (ii) Qell shareholders will receive claims for a corresponding equity security in the surviving company and (iii) immediately following receipt of claims to the shares of the surviving company, such claims will be contributed to Holdco in exchange for Holdco Shares that will be listed on Nasdaq. Accordingly, Dissenter Rights will not be available in respect of the Merger. The absence of Dissenter Rights does not impede a shareholder’s ability to exercise such shareholder’s redemption rights as outlined in the Qell amended and restated memorandum and articles of association.
Appraisal rights are not available to holders of Qell Ordinary Shares in connection with the Business Combination.
Proxy Solicitation Costs
Qell is soliciting proxies on behalf of the Qell Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. Qell has engaged Morrow to assist in the solicitation of proxies for the General Meeting. Qell and its directors, officers and employees may also solicit proxies in person. Qell will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement/prospectus and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.
Qell will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement/prospectus and the related proxy materials. Qell will pay Morrow a fee of $37,500, plus disbursements, reimburse Morrow for its reasonable out-of-pocket expenses and indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as Qell’s proxy solicitor. Qell will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement/prospectus and the related proxy materials to Qell shareholders. Directors, officers and employees of Qell who solicit proxies will not be paid any additional compensation for soliciting.

THE BUSINESS COMBINATION
General
On March 30, 2021, Qell, Lilium, Holdco, and Merger Sub entered into the Business Combination Agreement, which provides for, among other things, the following transactions:
•
Qell will merge with and into Merger Sub, with Merger Sub as the Surviving Company in the Merger;

•
In connection with the Merger, each issued and outstanding ordinary share of Qell will be converted into a claim for a corresponding equity security in the Merger Sub, and such claim shall then be contributed into Holdco in exchange for one Holdco Class A Share;

•
Immediately following the Merger, Holdco will cause Merger Sub to, and Merger Sub will, commence winding up under the Cayman LLC Act and distribute all of its tangible and intangible assets (including all cash) and transfer any and all of its liabilities to Holdco;

•
Immediately following the Liquidation Distribution and Assumption, Holdco will take a series of actions including, but not limited to, (i) appointment of Daniel Wiegand as executive director to the board of directors of Holdco, and (ii) execution of the Holdco Board Agreements (as defined in the Business Combination Agreement);

•
The shareholders of Lilium will exchange their Lilium shares for Holdco Shares. All Lilium shareholders, but for Daniel Wiegand, will receive Holdco Class A Shares in the Exchange. Daniel Wiegand will receive Holdco Class B Shares. Holdco Class B Shares will rank pari passu with Holdco Class A Shares in all respects, provided they will be entitled to 3x super voting rights, subject to customary sunset provisions; and

•
Each outstanding warrant to purchase a Qell Class A Ordinary Share will, by its terms, convert into a warrant to purchase one Holdco Class A Share, on the same contractual terms.

For more information about the transactions contemplated in the Business Combination Agreement, please see the section entitled “The Business Combination Agreement and Ancillary Documents.” The Business Combination Agreement is incorporated by reference into this proxy statement/prospectus, a copy of which is attached to this proxy statement/prospectus as Annex A.
Effect of the Business Combination on Existing Qell Equity
Subject to the terms and conditions of the Business Combination Agreement, the Business Combination will result in, among other things, the following:
•
each Qell Class A Ordinary Share will be converted into one fully paid and non-assessable Holdco Class A Share;

•
each Founder Share will be converted into one fully paid and non-assessable Holdco Class A Share;

•
each Qell Public Warrant will be converted into a Holdco Public Warrant, on the same terms and conditions as those applicable to the Qell Public Warrants; and

•
Sponsor will forfeit 1,828,945 Qell Class B Ordinary Shares that would otherwise have converted into 1,828,945 Holdco Shares in connection with the Merger for no consideration.

Consideration to Lilium Equityholders in the Business Combination
Subject to the terms and conditions of the Business Combination Agreement, the consideration to be received by the Lilium equityholders in connection with the Business Combination will be an aggregate number of Holdco Shares equal to (a) $2,400,000,000 (subject to certain downward adjustments set forth in the Business Combination Agreement), divided by (b) $10.00. Such calculation for the aggregate number of Holdco Shares to be received by Lilium equityholders is based upon assumptions (A), (B) and (C) described below in the section entitled “Ownership of Holdco.”

Aggregate Holdco Proceeds
The aggregate proceeds received by Holdco through the Merger, Exchange and PIPE Financing will be used for general corporate purposes after the Business Combination.
Conditions to Closing of the Business Combination
Conditions to Each Party’s Obligations
The respective obligations of each party to the Business Combination Agreement to consummate the Business Combination, are subject to the satisfaction, or written waiver by the party for whose benefit such condition exists, at or prior to the Closing of the following conditions:
•
any applicable waiting period under the HSR Act shall have expired or terminated and any consent pursuant to any applicable Antitrust Law (as defined in the Business Combination Agreement) shall have been obtained;

•
no order or law issued by any court of competent jurisdiction or other governmental entity, FDI Screening (as defined in the Business Combination Agreement), or other legal restraint or prohibition preventing the consummation of (including, where the consummation of the transactions contemplated by this Agreement comprises one or more notifiable acquisitions under the NSI Act as defined in the Business Combination Agreement, if no approval of such transactions has been received from the UK Secretary of State under the NSI Act), or, in case of an FDI Screening, with respect to, any of the transactions contemplated by this Agreement, shall be in effect or pending (as applicable), and the Parties shall act reasonably and in good faith and consult each other when assessing the application of any such restraint, prohibition or pending FDI Screening;

•
the registration statement / proxy statement — of which this proxy statement/prospectus forms a part — must have become effective in accordance with the provisions of the Securities Act, no stop order has been issued by the SEC and remains in effect with respect to the registration statement of which this proxy statement/prospectus forms a part, and no proceeding seeking such a stop order has been threatened or initiated by the SEC and remains pending;

•
the approval, at the General Meeting, of the Business Combination Proposal by an ordinary resolution in accordance with Qell’s governing documents;

•
the authorization, at the General Meeting, of the Plan of Merger by a special resolution in accordance with Qell’s governing documents;

•
accuracy of the representations and warranties made by the other party in the Business Combination Agreement, subject to a “material adverse effect” (to be defined by the parties in the Business Combination Agreement) standard and compliance by the other party with its covenants in all material respects;

•
there shall have not been a material adverse effect of the other party following the date of signing the Business Combination Agreement;

•
after giving effect to the transactions contemplated hereby (including the PIPE Financing), Holdco shall have at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) immediately after the Closing;

•
Holdco’s initial listing application with Nasdaq in connection with the transactions contemplated by this Agreement shall have been approved and, immediately following the Closing, Holdco shall satisfy any applicable initial and continuing listing requirements of Nasdaq and Holdco shall not have received any notice of non-compliance therewith, and the Holdco Shares shall have been approved for listing on Nasdaq; and

•
the Aggregate Holdco Transaction Proceeds Condition; and

•
the Incentive Plan and ESPP shall have been adopted and approved by the Holdco Board and the Required Holdco Shareholder Approval (as defined in the Business Combination Agreement).

Other Conditions to Qell’s and Holdco’s Obligations
The obligations of Qell and Holdco to consummate the Business Combination, are subject to the satisfaction, or written waiver by Qell, at or prior to the Closing of the following conditions:
•
(i) the representations and warranties of Lilium regarding organization and qualification, authority, consent and requisite government approvals, material adverse effects and brokers shall be true and correct in all material respects as of the date of the Business Combination Agreement and as of the Closing Commencement Date, as though made on and as of the Closing Commencement Date (except to the extent that any such representation and warranty is made of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date); (ii) the representations and warranties of Lilium regarding capitalization shall be true and correct in all respects (except for de minimis inaccuracies) as of the date of the Business Combination Agreement and as of the Closing Commencement Date, as though made on and as of the Closing Commencement Date (except to the extent that any such representation and warranty is made of an earlier date, in which case such representation and warranty shall be true and correct in all respects (except for de minimis inaccuracies) as of such earlier date), and (iii) the other representations and warranties of Lilium shall be true and correct (without giving effect to any limitation as to “materiality” or “Company Material Adverse Effect” (as defined in the Business Combination Agreement) or any similar limitation set forth herein) in all respects as of the date of the Business Combination Agreement and as of the Closing Commencement Date, as though made on and as of the Closing Commencement Date (except to the extent that any such representation and warranty is made of an earlier date, in which case such representation and warranty shall be true and correct in all respects as of such earlier date), except where the failure of such representations and warranties to be true and correct, taken as a whole, does not cause a Company Material Adverse Effect;

•
the Lilium shareholders shall have performed and complied in all material respects with the covenants and agreements required to be performed or complied with by it under the Business Combination Agreement or the Support Agreement (as defined in the Business Combination Agreement) at or prior to the Closing;

•
since the date of the Business Combination Agreement, no Company Material Adverse Effect has occurred; and

•
at or prior to the Closing, Lilium, as applicable, shall have delivered, or caused to be delivered, to Qell (i) a certificate duly executed by an authorized officer of the Lilium, dated as of the Closing Commencement Date, to the effect that certain conditions specified in Business Combination Agreement are satisfied and (ii) the Registration Rights Agreement duly executed by the Lilium shareholders.

Other Conditions to Lilium’s Obligations
The respective obligations of Lilium to consummate the Business Combination, are subject to the satisfaction, or written waiver by Lilium, at or prior to the Closing of the following conditions:
•
the representations and warranties of Qell regarding organization and qualification, authority, consents and requisite government approval, brokers, capitalization of Qell, organization and qualification, authority, and capitalization of Holdco shall be true and correct in all material respects as of the date of the Business Combination Agreement and as of the Closing Commencement Date, as though made on and as of the Closing Commencement Date (except to the extent that any such representation and warranty is made of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date), and (ii) the other representations and warranties of Qell and Holdco contained in Business Combination Agreement shall be true and correct (without giving effect to any limitation as to “materiality” or “Qell Material Adverse Effect” (as defined in the Business Combination Agreement) or any similar limitation set forth herein) in all respects as of the date of the Business Combination Agreement and as of the Closing Commencement Date, as though made on and as of the Closing Commencement Date (except to the extent that any such representation and warranty is made of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date), except where the failure of such representations and warranties to be true and correct, taken as a whole, does not cause a Qell Material Adverse Effect;
•
Qell and Holdco shall have performed and complied in all material respects with the covenants and agreements required to be performed or complied with by them under the Business Combination Agreement at or prior to the Closing;

•
the Aggregate Holdco Transaction Proceeds (as defined in the Business Combination Agreement) shall be equal to or greater than $450,000,000;

•
at or prior to the Closing, Qell shall have delivered, or caused to be delivered, the following documents to Lilium: (i) a certificate duly executed by an authorized officer of Qell, dated as of the Closing Commencement Date, to the effect that the certain conditions specified in the Business Combination Agreement are satisfied; and (ii) the Registration Rights Agreement duly executed by the Sponsor and Holdco; and

•
the Holdco Shares issuable in connection with the transactions contemplated by this Agreement shall be duly authorized by the Holdco Shareholder Meeting in the Required Holdco Shareholder Approval and Holdco’s Governing Documents (in each case, as defined in the Business Combination Agreement).

Ownership of Holdco
It is anticipated that, upon completion of the Business Combination: (i) Qell’s public shareholders (excluding any Holdco Shares issued pursuant to the PIPE Financing) will receive approximately 11.4% of Holdco Shares on a fully diluted basis; (ii) the PIPE Investors (some of whom are also Lilium equityholders) will receive approximately 13.6% of Holdco Shares on a fully diluted basis; (iii) the Qell Initial Shareholders (including the Sponsor) will receive approximately 2.3% of Holdco Shares on a fully diluted basis; and (iv) the former Lilium equityholders (excluding any Holdco Shares issued pursuant to the PIPE Financing) will receive approximately 65.9% of Holdco Shares on a fully diluted basis. These levels of ownership assume (A) no Qell Class A Ordinary Shares are elected to be redeemed by Qell’s public shareholders, (B) that 45,000,000 Holdco Shares are issued to the PIPE Investors in connection with the PIPE Financing, (C) that none of the Private Placement Warrants or the Holdco Public Warrants have been exercised, and (D) Participating Shareholders represent 100% of the issued and outstanding shares of Lilium and there are no “change of control” payments made or required to be made by Lilium. If all of the Private Placement Warrants and Holdco Public Warrants were exercisable and immediately exercised upon completion of the Business Combination on a 1:1 basis for cash, Qell’s public shareholders (excluding any Holdco Shares issued pursuant to the PIPE Financing) would receive in aggregate approximately 14.4% of Holdco Shares on a fully diluted basis, and the Qell Initial Shareholders (including the Sponsor) would receive in aggregate approximately 4.2% of Holdco Shares on a fully diluted basis; however,the warrants are subject to restrictions on the timing of their exercise and may also be exercisable on a cashless basis by reference to the fair market value of the ordinary shares, and these percentages are therefore indicative only.
In addition to the assumptions made in the preceding paragraph, the factors that will determine the ownership percentages upon consummation of the Business Combination include:
•
if the Participating Shareholders represent less than 100% of the issued and outstanding shares of Lilium prior to the Business Combination, it would reduce the aggregate ownership of the Lilium equityholders and increase the aggregate ownership of the other shareholder groups described above;

•
if there are any “change of control” payments made or required to be made by Lilium, it would reduce the aggregate ownership of the Lilium equityholders and increase the aggregate ownership of the other shareholder groups described above;

•
if there are any redemptions by public shareholders of Qell Class A Ordinary Shares in connection with the Business Combination, it would reduce the aggregate ownership of the public shareholders and increase the aggregate ownership of the other shareholder groups described above;

•
if the PIPE Investors do not fund the PIPE Financing in full, it would reduce the aggregate ownership of the PIPE Investors and increase the aggregate ownership of the other shareholder groups described above commensurately.

For further information related to the determination of the number of Holdco Shares to be issued to the Lilium equityholders upon completion of the Business Combination, please see the section entitled “The Business Combination — Consideration to Lilium Equityholders in the Business Combination”.
The ownership percentages with respect to Holdco following the Business Combination do not take into account any awards to be issued under the ESPP or the Incentive Plan or, unless otherwise expressly stated, the Private Placement Warrants or the Holdco Public Warrants, but do include Founder Shares, which will be exchanged for Holdco Shares at the closing of the Business Combination on a one-for-one basis. If the actual facts are different than these assumptions, the ownership percentages in Holdco will be different.
The following table illustrates varying ownership levels in Holdco immediately following the consummation of the Business Combination, assuming (i) one of the three scenarios (a) no redemptions by the public shareholders, (b) illustrative redemption (which assumes that 50% of Qell Class A Ordinary Shares held by public shareholders are redeemed), or (c) the maximum number of redemptions by the public shareholders (assuming that 45,000,000 Holdco Shares are issued in connection with the PIPE Financing), (ii) that the amount in the Trust Account is $379,656,050 (which was the approximate value of the Trust Account as of June 30, 2021, not taking into account $13,282,500 of deferred underwriting fees to be paid), (iii) Participating Shareholders represent 100% of the issued and outstanding shares of Lilium and there are no “change of control” payments made or required to be made by Lilium, (iv) that none of the Private Placement Warrants or the Holdco Public Warrants have been exercised, and (v) that PIPE Investors fund the PIPE Financing in full in accordance with the Subscription Agreements.
The following summarizes the number of Holdco Shares outstanding under the three redemption scenarios:
	Assuming No Redemption		Assuming Illustrative Redemption		Assuming Maximum Redemption
Shareholders	Ownership in shares	Equity %	Ownership in shares	Equity %	Ownership in shares	Equity %
Lilium shareholders	218,757,580	71%	218,392,830	75%	218,013,330	80%
Qell public shareholders	37,950,000	12%	18,975,000	6%	0	0%
Sponsor(1)	7,658,555	2%	7,658,555	3%	7,658,555	3%
PIPE Investors	45,000,000	15%	45,000,000	16%	45,000,000	17%
Total Shares Outstanding Excluding Warrants	309,366,135	100%	290,026,385	100%	270,671,885	100%
Total Pro Forma Equity Value
Post-Redemptions(2)	$3,093,661,350		$2,900,263,850		$2,706,718,850
Total Pro Forma Book Value
Post-Redemptions(3)	$823,513,000		$633,724,000		$443,935,000
Pro Forma Book Value Per Share	$2.66		$2.19		$1.64

(1)
Includes 3,063,422 of Holdco Class A Shares acquired by the Sponsor in connection with the Business Combination which, in addition to any New Shares (as defined in the Sponsor Letter Agreement) issued with respect to such Holdco Shares, Sponsor has agreed to subject to certain time and performance vesting provisions.

(2)
Pro forma equity value shown at $10.00 per share.

(3)
See “Unaudited Pro Forma Condensed Combined Financial Information” for pro forma book value. Pro forma book value for the illustrative redemption scenario uses the midpoint of the pro forma equity values in the no redemption scenario and the maximum redemption scenarios. Euros converted to U.S. dollars at the exchange rate as of December 31, 2020 of $1.00 to €0.8186.

The level of redemption also impacts the effective underwriting fee incurred in connection with our IPO. In a no redemption scenario, based on the approximately $379,656,050 in the Trust Account as of

June 30, 2021, Qell’s $13,282,500 in deferred underwriting fees represents an effective deferred underwriting fee of approximately 3.5% as a percentage of cash in the Trust Account. In a maximum redemption scenario, the effective underwriting fee would be approximately 40.7% as a percentage of the amount raised in the Qell IPO (based on the assumption that private funds affiliated with PIMCO would not redeem their Qell Ordinary Shares).
Background of the Business Combination
Qell is a blank check company incorporated on August 7, 2020 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. The potential Business Combination was the result of an extensive search for potential transactions utilizing the global network of Qell’s management team and board of directors. The terms of the Business Combination Agreement were the result of arm’s length negotiations among the representatives of Qell and Lilium.
On October 2, 2020, Qell completed the Qell IPO of 37,950,000 units at a price of $10.00 per unit generating gross proceeds of $379,500,000 before underwriting discounts and expenses. Each unit consists of one Qell Class A Ordinary Share and one-third of one Qell Public Warrant. Each whole warrant entitles the holder thereof to purchase one Qell Class A Ordinary Share for $11.50 per share, subject to certain adjustments. Simultaneous with the closing of the Qell IPO, Qell completed the private sale of 7,060,000 Private Placement Warrants at a price of $1.50 per warrant to the Sponsor. In connection with the Qell IPO, J.P. Morgan & Co. (“J.P. Morgan”) and Barclays Capital (“Barclays”) acted as joint-bookrunning managers, Goodwin Procter LLP (“Goodwin”) acted as U.S. legal advisor to Qell and Campbells (“Campbells”) acted as Cayman Islands legal advisor to Qell. An aggregate amount of $13,282,500 will be payable to J.P. Morgan and Barclays (in their roles as joint-bookrunning managers) for deferred underwriting commissions solely in the event that Qell completes an initial business combination, subject to the terms of the underwriting agreement.
In addition, J.P. Morgan, Barclays and Citigroup were engaged as financial advisors in connection with the Business Combination and as placement agents in connection with the PIPE Financing for which additional fees of $37.52 million in the aggregate will be paid upon the closing of the Business Combination.
Since the completion of the Qell IPO, Qell considered a number of potential target businesses with the objective of consummating a business combination. Representatives of Qell contacted, and were contacted by investment banks, business brokers and directly by management teams of companies in the next-generation mobility, transportation and sustainable industrial technology sectors. Qell primarily considered businesses that it believed could benefit from the substantial expertise, experience and network of its management team and the Qell Board, and that Qell determined had the potential to be attractive public companies.
Qell’s management team looked to identify targets that (a) operate in large addressable markets in the next-generation mobility, transportation and sustainable industrial technology sectors; (b) are poised for high growth due to disruptive technology, superior product offerings and/or shifting customer preferences; (c) have attractive business models aimed at solving critical challenges in their areas of focus, including improvements in automation, efficiency, customer experience and sustainability; (d) would benefit from a partnership with Qell to access Qell’s operational, commercial and financial expertise and its extensive networks, industry contacts and business relationships; and (e) would likely be well received by public investors so that the company would be expected to have continued access to the public capital markets in the future. Companies with unique and disruptive platforms and offerings, including technology innovators, were at the forefront of Qell’s evaluation process. The Qell team believes that this combination of attributes in a target company will offer attractive risk-adjusted equity returns for Qell’s shareholders.
In the process that led to identifying Lilium as an attractive business combination opportunity, Qell’s management team evaluated, conducted preliminary due diligence on, and engaged in various levels of discussions with, over 100 different potential business combination targets across its target sectors. These targets operated in sectors such as vehicle electrification and charging, fleet telematics, eVTOL and hybrid aircraft, logistics, and autonomous vehicles. Discussions with these targets spanned the time period from early October 2020, following the closing of Qell’s IPO, through the point in time when Qell entered exclusive discussions with Lilium at the end of January 2021. In connection with these evaluations, preliminary due diligence and discussions, Qell entered into non-disclosure agreements with over 25 potential business combination targets with equity values ranging from approximately $1 billion to $10 billion (based on preliminary diligence and valuation analysis conducted by Qell and its advisors), none of which agreements had standstill provisions. Some of these preliminary discussions overlapped with Qell’s review and analysis of the Lilium opportunity. The highest level of overlap occurred in October, November and December 2020, when Qell was engaging with an average of 6 to 10 companies per week (including Lilium) and evaluating which it desired to pursue. In most of these instances, following management meetings and preliminary diligence, the target company’s advisors communicated with Qell orally regarding expectations around transaction terms and deal structure. Qell used this information, with its preliminary diligence findings, to prioritize opportunities; these conversations also provided Qell with a sense of current market conditions around valuation and deal structure for transactions in the targeted sectors. Qell management and the Qell Board focused primarily on preliminary diligence to assess each company’s technology, management team, business plan and valuation to allow them to make a determination as to whether more substantive discussions might be pursued. None of these discussions with potential business combination partners proceeded beyond the initial diligence stages other than discussions with Lilium and one other company. Beginning in January of 2021, Qell and its advisors concentrated their efforts on Lilium and one other next generation mobility company in the passenger electric vehicle space, which we refer to as “Company A.” These two opportunities were considered by Qell management and the Qell Board as the most compelling opportunities after considering the preliminary diligence findings. In January 2021, both Lilium and Company A began working closely with Qell and its advisors on a potential business combination. Qell submitted a proposed term sheet to Company A on January 11 and engaged in discussions with Company A regarding potential transaction value and deal structure and terms between the time of that submission and January 22, 2021. Discussion with Company A ceased on January 23 due to differences in transaction value and deal structure. During that period, Qell continued substantive discussions with Lilium (described in more detail below) and had continued to progress its pre-term sheet diligence and Qell continued substantive discussions with Lilium (described in more detail below) and had continued to progress pre-term sheet diligence and a prospective business combination. a prospective business combination. Qell submitted an initial non-binding proposal to Lilium on January 14, a revised proposal on January 18, and a final proposal on January 25, which was then ultimately executed on January 26, all as described in more detail below.
Commencing on October 9, 2020, Qell’s management team held reviews of investment opportunities with the Qell Board every other week. In 2020, these meetings with the Qell Board were held on October 9 and 23; November 6 and 20; and December 4 and 18. At these meetings, Qell management reviewed anywhere between 6-10 high priority opportunities with the Board. Discussions focused on stage of company, technology readiness, market sizing, management team, execution and operational capability, prior financial backing and readiness to transact. As these meetings progressed over time, certain companies were prioritized and pursued, ranging from pre-revenue technology disruptors to large, mature corporate carve out opportunities. At these meetings, Qell management made recommendations on next steps for further evaluating these priority opportunities which, based on preliminary diligence, demonstrated to Qell management exceptional technology, strong management teams, deep financial backing, and a large global market opportunity. In some cases, Board members joined Qell management for follow up engagement with management of the prospective target companies.
Based on feedback from these Board discussions, Qell engaged in varying levels of additional discussions, negotiations and due diligence with these prospective targets based on, among other factors, interest of, and due diligence access granted by, the potential target and terms on which these potential targets would be willing to consider a potential transaction (such as the equity valuation ascribed to the potential target). In some cases, financial advisors representing the potential targets would orally communicate their expectations on valuation and transaction structure. For those potential target companies that were prioritized as the most compelling opportunities for Qell, the Qell team’s due diligence efforts (in concert with Qell’s advisors) included, in many instances, meetings with the senior management of the companies and their respective advisors, investigation and review of (depending on the company): technology and competitive differentiation; business plan, historical performance and financial projections (including assumptions, opportunities and risks underlying such plan and projections); macroeconomic trends impacting the business and the industry in which it operates; competitive positioning versus comparable companies in the applicable industry; growth opportunities; performance history of the senior management team; potential impact to the company from trends in the overall economy and industry in which the company operates; regulatory environment; and benefits / challenges related to such company engaging in a potential transaction with Qell and becoming a public company.
In each case, following these additional discussions and due diligence, Qell ultimately determined not to pursue each of its other potential acquisition opportunities either because (i) Qell concluded that the target business would not be a suitable business combination opportunity for Qell based on, among other factors, further due diligence indicating that the target business did not meet the criteria Qell had established and the terms on which the potential target would be willing to consider a potential transaction; (ii) Qell did not meet the valuation expectations of the potential target; or (iii) the potential target pursued an alternative transaction or strategy.
Barry Engle, Chief Executive Officer, Co-Founder and Director of Qell, is acquainted with Geoffrey Richardson, Chief Financial Officer of Lilium, as a result of mutual connections at General Motors. Mr. Engle and Mr. Richardson had an introductory networking conversation on September 21, 2020 to discuss each other’s current activities, as well as topics of mutual interest in the automotive and mobility markets. At this time, Mr. Richardson was not formally engaged by Lilium. On October 2, 2020, Mr. Engle reached out to Mr. Richardson and shared an update regarding the Qell IPO and Qell’s commencement of a search for a business combination. During October 2020, Mr. Richardson began consulting with Lilium to assist it in evaluating various capital raising strategies.
On October 9, 2020, Qell’s management team reviewed the status of potential investment opportunities with members of the Qell Board.
On October 20, 2020, Mr. Engle and Mr. Richardson spoke after Mr. Richardson’s return from visiting Lilium’s headquarters where he formalized his engagement with Lilium. Mr. Engle and Mr. Richardson agreed that it could be mutually beneficial to arrange a call to discuss further Lilium and its business.
On October 23, 2020, Qell’s management team reviewed the status of potential investment opportunities with members of the Qell Board, including the discussions between Mr. Engle and Mr. Richardson.
On November 3, 2020, Mr. Engle and Sam Gabbita, Co-Founder, Director and Chief Financial Officer of Qell, held an introductory video conference with Mr. Richardson and Alexander Asseily, Chief Strategy Officer of Lilium. Mr. Asseily and Mr. Richardson provided an overview of Lilium’s technology strategy and business strategy. Following this meeting, the parties agreed to continue discussions about a potential business combination. Also, following this meeting, Mr. Engle and Mr. Gabbita contacted Qell’s financial and strategic advisors (J.P. Morgan, Barclays), as well as other advisors, to develop a deeper understanding of the urban and regional electric aircraft industry, key players, technology approaches, and competitive landscape.
On November 6, 2020, Qell’s management team reviewed the status of potential investment opportunities with members of the Qell Board, including the further meeting with representatives of Lilium.
Following the initial discussions with Qell’s advisors, Mr. Engle coordinated with Mr. Richardson to arrange a follow-up meeting with Lilium that would include Lilium’s Chief Executive Officer, Daniel Wiegand. On November 19, 2020, Qell representatives held a video conference with Lilium to meet Mr. Wiegand, learn more about Lilium and explore the viability of a potential business combination. Among other matters, the parties discussed Lilium’s history, business and strategic prospects, as well as background on Qell and how Qell would approach a potential business combination with Lilium. Following the meeting, Mr. Engle and Mr. Richardson mutually expressed interest in continuing discussions about a potential business combination.
Qell worked with its financial advisors, J.P Morgan and Barclays, in December 2020, on the valuation and structuring of a potential business combination with Lilium. Qell also continued working with its advisors and industry experts that had deep knowledge of the aerospace, automotive, emerging mobility, and eVTOL industries in order to explore other potential business combinations and better its understanding of the market.

On December 2, 2020, Qell and Lilium executed a customary non-disclosure agreement that did not include a standstill provision, and Lilium provided the representatives of Qell with certain key non-public information for Qell to begin conducting preliminary business and financial due diligence with respect to Lilium. Mr. Richardson followed up by arranging specific diligence sessions for Qell representatives regarding Lilium’s technology, commercial strategy, manufacturing plan, and financial projections model.
On December 4, 2020, Qell’s management team reviewed the status of potential investment opportunities with members of the Qell Board, including the discussion held to date with Lilium and its representatives and the planned diligence sessions.
On December 9, 2020, Qell representatives participated in a session led by Mr. Brian Phillipson, Deputy Chief Technology Officer of Lilium, and Mr. Matthias Meiner, co-founder of Lilium and Chief Engineer of the Technology Demonstrator, to review the company’s technology approach in more depth. On December 18, 2020, representatives of Qell as well as Mr. Asseily and Mr. Will Earle, Lilium’s Vice President Launch, met to review Lilium’s commercial and business development strategy. On December 18, 2020, Qell’s management team reviewed the status of potential investment opportunities with members of the Qell Board, including the preliminary diligence findings from the recent meetings with Lilium’s management team. On December 23, 2020, representatives of Qell as well as Felix Braun, Corporate Development Manager, met to review Lilium’s financial model and projections. Also, on December 23, 2020, representatives of Qell as well as Mr. Dirk Gebser, Chief Manufacturing Officer, and Mr. Yves Yemsi, Chief Program Officer, of Lilium met to review Lilium’s approach to manufacturing supply chain, program management and certification.
Throughout December 2020 and early January 2021, Qell continued its dialogue with its advisors and consultants, including J.P. Morgan and Barclays, to progress its market diligence around the urban and regional electric air mobility markets. Qell also met with other emerging technology companies focused on urban and regional air mobility to explore potential business combinations and better its understanding of the market. Mr. Engle, Mr. Gabbita and other Qell representatives and Qell advisors discussed and considered the findings from their preliminary due diligence review (including diligence relating to Lilium’s technology, commercial strategy, manufacturing and supply chain approach, and financial forecasts). Based on these reviews, Qell, members of the Qell Board and its advisors engaged in discussions regarding a potential business combination transaction and determined that Qell should continue its evaluation of Lilium as a potential target for its initial business combination.
On January 6, 2021, Lilium provided advisors of Qell with access to an online data room for purposes of conducting legal, tax, insurance and other due diligence with respect to Lilium. The data room contained information including, but not limited to, corporate presentations, detailed information on commercial, technical and certification pathways, business plans and financial models, commercial contracts, and capitalization information. In addition, Lilium advised Qell that, in connection with a review of its strategic alternatives, Lilium was asking interested parties to submit a proposed letter of intent for a potential strategic transaction by January 14, 2021.
On January 8, 2020, Qell’s management team reviewed the status of potential investment opportunities with members of the Qell Board, including developments in its dialogue with Lilium and the terms proposed to be addressed in an initial draft non-binding letter of intent.
On January 9 and 10, 2021, Qell engaged specialist technical advisors in eVTOL technology to meet with Lilium representatives for a detailed review of the Lilium technology, including battery strategy, power draw, weight assumptions, and all other technical aspects of the aircraft. Following these discussions with Lilium on the company’s technology, the specialist technical advisor briefed Qell on its preliminary findings on the technology. Qell determined, based among other things on the feedback from its advisors, that it would continue to progress discussions about a potential business combination with Lilium.
On January 14, 2021, representatives of Qell delivered to representatives of Lilium an initial draft non-binding letter of intent, which included, subject to further due diligence, an initial pre-transaction equity value for Lilium of $2.7 billion. The initial draft non-binding letter of intent also contemplated a PIPE investment of $620 million in the aggregate from insider and third-party PIPE Investors. The $2.7 billion equity value was based on Qell’s analysis of the projected revenue and Adjusted EBITDA as provided by

Lilium’s management (see “— Lilium Prospective Financial Information”), Qell and advisors’ further sensitivity analysis of these projections, a review of valuation benchmarks based on public trading multiples of similar high technology growth companies in relevant sectors (including comparable eVTOL companies, electric vehicle technology and infrastructure companies, disruptive transportation and shared economy companies, and LIDAR companies), Qell and specialist advisors’ view on the timing and likelihood of EASA and FAA certification, as described elsewhere in this proxy statement/prospectus, and other materials and information provided by Lilium management in the virtual data room and through video and telephone conferences. The $2.7 billion equity value reflected an increase from Lilium’s March 2020 $1.0 billion post-money equity value, which Qell team believed was justified by material progress on key milestones by Lilium in the interim, including in particular, agreement of a certification basis with EASA in December 2020.
Following its submission of its proposed non-binding letter of intent, Qell was informed by Lilium that it was one of two bidders selected to meet with certain of Lilium’s board members in furtherance of discussions regarding a potential business combination. On January 15, 2021, representatives from Qell, including some members of the Qell Board, met with certain of Lilium’s board members to provide background on Qell and the benefits of a potential business combination between Lilium and Qell. Lilium representatives and advisors expressed to Qell that the Lilium Board members desired that Lilium continue its discussions with Qell.
Following a number of diligence sessions with Lilium throughout late December 2020 and early January 2021, Qell submitted a formal non-binding letter of intent regarding a potential business combination on January 14, 2021, which proposed a $2.7 billion valuation for Lilium. In several telephonic conferences prior to submission of the formal non-binding letter of intent, Qell and Lilium management held substantive discussion on potential transaction valuation and the underlying factors that affect overall transaction. Qell discussed these factors with its financial advisors, and arrived at the proposed $2.7 billion valuation. Following the submission, representatives of Qell were invited to present to the Lilium Board on January 15, 2021 as to their qualifications and experience relevant to the potential business combination. Following this meeting with the Lilium Board, between January 16, 2021 and January 26, 2021, representatives of Qell and Lilium held multiple calls and exchanged revised drafts of the term sheet, with input from Goodwin, as counsel to Qell, and Ropes & Gray LLP (“Ropes”) and Orrick, Herrington & Sutcliffe (“Orrick”), each as counsel to Lilium.
In response to the initial proposal submitted by Qell on January 14, 2021, representatives of Lilium and their advisors and delivered a written counter-proposal on January 16, 2021, which included revisions to certain other material terms. The key terms under negotiation included the size of PIPE offering, a refresh of the existing employee stock ownership pool and the magnitude thereof, a request for super-voting rights for Mr. Wiegand as co-founder and CEO (subject to customary sunset provisions), post-transaction lock-up and early release provisions for the existing Lilium shareholders, the form and structure of the earn-out portion of the Founder Shares, and the form and structure for an earn-out arrangement for a portion of Sponsor’s equity in the post-transaction company.
On January 16 and 17, Qell and its advisors telephonically discussed the Lilium counter-proposal and developed an updated proposal which was submitted to Lilium on January 18, 2021, which included Qell’s response accepting the terms around the size of PIPE offering, refreshing the stock ownership pool by 8%, and super-voting rights for Mr. Wiegand. Qell’s updated proposal included counter-proposals around lock-up provisions for Lilium shareholders (reverting to a traditional 180 day lock up but accepting 25% early release upon certain price triggers) and earn-out arrangements on Sponsor’s equity reducing from 50% (proposed by Lilium) to 25% the amount of Sponsor shares subject to an earn out. In an effort to create additional long-term alignment between Lilium and Qell, Qell also proposed a commitment of the Qell representative (Mr. Engle) to stay on Lilium’s Board for at least three years following the transaction.
On January 19, Lilium responded to Qell’s counterproposal with a revised written proposal focused solely on the Sponsor earn out and existing Lilium shareholder lock-up provisions. Qell discussed the revised mark-up with its Board and advisors on January 20, 2021. In examining trends of technology companies that had recently gone through IPO or SPAC transactions, Qell and its advisors also noted that there were many instances of limited super-voting rights and stock refresh for employees that were similar in form and magnitude to those being proposed in the proposed transaction. At this time, as noted above, Qell was in active discussions with both Lilium and Company A; these parallel discussions continued with both Lilium and Company A during the week of January 22, 2021.
With respect to super voting rights and refreshing the stock ownership pool, Qell and its advisors considered, among other matters, the business rationale for incentivizing Mr. Weigand and Lilium employees following the proposed transaction in light of the dilution these parties’ equity would experience. At the same time, Qell considered the implications of the level of super-voting proposed, which did not result in blocking rights for Mr. Wiegand, which Qell believed could adversely impact market perception of the combined company and capital raising.
After discussion with its financial advisors, and considering the impact of a traditional 180-day lock-up on shares to capital raising, Qell also declined Lilium’s request regarding the ability of existing Lilium shareholders to be able to sell 25% of their shares prior to the initial 180-day lock up period at certain price triggers.
Finally, the negotiations around Founder Shares and Sponsor earn-out centered around Qell’s long-term commitment to holding equity and supporting Lilium over a time horizon that covered achievement of key milestones such as certification, first flights and commercial revenue. An earn-out of Sponsor shares based on specific stock price targets was agreed to by Qell for 25% of the Founder Shares. Qell also agreed to Mr. Engle serving a minimum of three years on the Lilium Board to support the Company’s development and growth. The combined package of valuation, tailored voting rights, employee incentives, and treatment of Sponsor shares in totality were considered by Qell and its advisors as presenting Qell with a compelling opportunity to pursue.
On January 20, 2021, Qell’s management team reviewed the status of potential investment opportunities with members of the Qell Board, including developments in its discussions with Lilium and the ongoing negotiations concerning the proposed letter of intent with Lilium.
On January 22, 2021, Qell’s management team reviewed the status of potential investment opportunities with members of the Qell Board, including developments in its discussions with Lilium and the ongoing negotiations concerning the proposed letter of intent with Lilium.
On January 26, 2021, following the series of negotiations that began on January 14, 2021 with Qell’s initial proposal, Qell and Lilium agreed on, and executed, a non-binding term sheet, which provided for, among other things, a binding exclusivity period through February 26, 2021 (with mutual extension for an additional 15 days), an agreed equity valuation of Lilium of $2.7 billion and a price-based earn-out structure for 25% of the shares to held by Sponsor following the Business Combination.
Between February 1, 2021 and March 29, 2021, representatives of Qell conducted further business and financial due diligence with respect to Lilium and, over the same period of time, Qell’s strategic, financial, technical, legal, tax and other advisors conducted due diligence with respect to Lilium, in each case, based on information available in the data room (including through oral and written responses from the management team of Lilium) and customary due diligence calls with the management team of Lilium. In early February 2021, Qell’s technical due diligence advisor, a Europe-based firm with expertise in development and certification of new aircraft, visited Lilium’s headquarters in Munich on multiple occasions. During these visits, the firm conducted interviews with key Lilium technical personnel, including Mr. Wiegand, and toured Lilium’s design, testing and production facilities in Munich. These visits were part of the independent technical analysis it was conducting for Qell on Lilium’s historical aircraft performance, current design for the 7-seater, and approach to aircraft certification. Also, Qell, through its advisors, conducted an on-site review of Lilium’s manufacturing process and scale up capabilities.
Through February and March 2021, Qell engaged on a frequent basis with its advisors on various diligence topics, including market sizing, business models, manufacturing scale-up, and competitive analysis. Similarly, Qell’s technical advisor provided regular updates on the results of their engineering review of Lilium’s aircraft and certification plans. Weekly meetings via teleconference were held among Qell’s management team, certain of Qell’s advisors, and certain of Qell’s directors, who were able to attend such calls on any given occasion, as applicable, in order to discuss updates regarding the status of the potential business combination transaction with Lilium, including with respect to the terms of the transaction, the negotiation of definitive transaction documents, the due diligence review being conducted by Qell’s advisors, the status of the PIPE Financing, and other related matters. Each of the advisors that conducted a due diligence review provided Qell with its key findings with respect to its diligence review of Lilium.
Between February 1, 2021 and February 24, 2021, representatives and advisors of Qell and Lilium held various calls and meetings to discuss the investor management presentation to be provided to potential PIPE Investors, including the projections to be included, research analyst coverage and outstanding information requests for the investor management presentation.
On February 5, 2020, Qell’s management team reviewed with members of the Qell Board the status of its discussions with Lilium concerning a business combination transactions and the status of discussions concerning the PIPE Financing.
On February 9, 2021, Ropes distributed the first draft of the Business Combination Agreement to Goodwin. Between February 21, 2021 and March 28, 2021, Ropes, Orrick and Goodwin exchanged revised drafts of the Business Combination Agreement and the related ancillary agreements, and engaged in negotiations of such documents and agreements. The various revised drafts reflected divergent views on, among other things, certain risk allocation points, closing conditionality and matters related to post-closing ownership. Over the same period of time, the representatives and advisors for Qell and Lilium held numerous conference calls and came to agreement on various outstanding business issues, including, among others: (i) calculation of the transaction consideration, and the form such consideration would take, to be received by the Lilium equityholders (including the adjustments thereto and how the existing holders of Lilium ESOP would participate in the post-closing ownership of Holdco), and the respective post-closing ownership amounts of the Lilium equityholders, the Qell shareholders and the PIPE Investors; (ii) a minimum cash condition to be equal to the aggregate amount of PIPE Financing; and (iii) the overall suite of representations, warranties and covenants to be provided by each party under the Business Combination Agreement. Other issues that were raised and addressed during the negotiations of the definitive transaction documents included indemnity packages, approval processes and obligations by both parties prior to closing, tax provisions related to the shares held by Lilium founders, obligations of both parties in the event of adverse events for the industry, and required consents for closing. The parties worked through each other’s concerns around these issues and achieved a reasonable balance that respected the needs of both Qell and Lilium shareholders.
For further information related to the final resolution of items (i) through (iii), please see the sections entitled “— Consideration to Lilium Equityholders in the Business Combination”, “— Conditions to Closing of the Business Combination”, “— Representations and Warranties” and “— Covenants”.
On February 12, 2021, the Qell Board met and discussed updates on the technical, business and commercial diligence. J. P. Morgan also presented their preliminary valuation materials in connection with the PIPE Financing, and discussed the findings set out therein. It was noted that the valuation would be refined and revisited as the diligence workstreams progressed.
In mid-February 2021, Mr. Engle and Mr. Gabbita received an exception to pandemic travel restrictions from German authorities to fly to Munich and conduct in-person meetings at Lilium’s headquarters. They held meetings on February 15 and 16, 2021 with all of Lilium’s founders and senior executives, and also conducted tours of Lilium’s design, testing and production facilities.
On February 19, 2021, the Qell Board met and discussed updates on key diligence findings in relation to the following areas: (i) commercial diligence and non-technical risks, (ii) technical and certification diligence, (iii) legal diligence, (iv) financial diligence, and (v) IPO readiness and tax. Each of the relevant advisors presented their respective findings to the Qell Board and responded to any questions raised by the Qell Board. In particular, at this meeting, the Qell Board was provided with Hogan Lovells’ material FAA and EASA diligence findings, the commercial diligence findings of its advisors, Qell’s technical advisor’s technical and certification diligence findings, and KPMG LLP’s (“KPMG”) IPO readiness and tax diligence findings.
Between February 21 and 25, 2021, Lilium, Qell and their respective advisors had discussions regarding a potential upsizing of the PIPE Financing based on the perception that market conditions were favorable for PIPE offerings in connection with blank check companies executing an initial business combination. After discussion with the advisors and Boards of both Lilium and Qell, the parties agreed to upsize the proposed offering size to $720 million, while also increasing the pre-transaction equity valuation of Lilium to $2.85 billion from $2.7 billion based on a view that a successful PIPE Financing of that size implied higher value to the underlying assets and business plan.
On February 26, 2021 the Qell Board met and discussed further diligence updates. An update on the status of the Business Combination Agreement and PIPE Financing was provided, and the updated pricing and target PIPE size of the Business Combination was discussed.
Beginning in late February 2021, J.P. Morgan, Barclays, and Citigroup, Qell and Lilium began meeting with prospective investors to determine the demand for the PIPE Financing. On March 12, 2021, Qell and Lilium mutually agreed to extend the exclusivity period through March 31, 2021. During the week of March 15, 2021, J.P. Morgan, Barclays and Citigroup, after assessing the challenging current market conditions for PIPE investments and the overall market for growth stocks, recommended reducing the offering size and valuation of the PIPE Financing. Representatives of Qell and Lilium engaged in discussions about offering size, valuation and overall structure. After discussion among the parties, there was mutual agreement to concurrently: (i) reduce the pre-transaction equity valuation of Lilium from $2.85 billion to $2.4 billion (approximately 16%), (ii) agree upon a revised PIPE offering size of $420 million, and (iii) agree upon Qell’s forfeiture of approximately 20% of its Founder Shares and replacing the price-based earn out mechanism for 25% of the Holdco Shares held by the Sponsor following the Merger (as articulated in the term sheet dated January 26, 2021) with a milestone and time-based vesting mechanism for 40% of such remaining Holdco Shares (after the forfeiture) held by the Sponsor. Simultaneously, Lilium and Qell made adjustments to Lilium’s business plan and financial projections to reflect the revised amount of PIPE proceeds by adjusting the projections and assumptions to reduce the proposed spending on capital expenditures prior to commercial launch of operations through a staggered build-out of Lilium’s manufacturing capacity and focused spending on the commercial team through decreased in-house development of specialist systems. Lilium and Qell did not believe these adjustments would materially delay the progress to commercial launch of operations or hinder the company from maintaining a potential growth trajectory thereafter. These updates were shared with the targeted PIPE investors, and details of the revised structure are included in the Sponsor Letter Agreement. Over the week following these adjustments, J.P. Morgan, Barclays and Citigroup identified a targeted set of financial and strategic investors who were interested in committing an aggregate amount of $450 million to the PIPE Financing and accordingly upsized the offering.
After the parties came to agreement on the proposed adjusted size and structure of the PIPE Financing, Goodwin, Ropes, Orrick and Simpson Thatcher & Bartlett, counsel to J.P. Morgan, Barclays, and Citigroup, exchanged drafts of the form of Subscription Agreement to be used in the PIPE Financing, including the terms of the closing process, the conditions to closing of the subscription, the representations and warranties of Qell and the subscriber, the registration rights to be granted to the subscriber and provisions related to the termination of the Subscription Agreements. J.P. Morgan, Barclays and Citigroup, as placement agents, distributed draft documentation to prospective investors with respect to the PIPE Financing through a virtual data room, which was set up for potential PIPE Investors at the end of February 2021; throughout March 2021, Goodwin, Ropes and Orrick negotiated the terms of the Subscription Agreements with prospective PIPE Investors, including with respect to the registration rights set forth therein, and responded to follow up questions and comments related thereto, particularly with respect to the closing process and the expected timeline for consummating the Business Combination. During this time, the prospective PIPE Investors conveyed to the placement agents their initial proposed subscription amounts. On March 29, 2021, a final version of the Subscription Agreement was distributed to the prospective investors, which reflected the outcome of negotiations between the parties and the prospective investors. On March 29, 2021, the prospective investors that had chosen to participate in the PIPE Financing indicated their final subscription amounts and delivered executed Subscription Agreements.
On March 12, 2020, Qell’s management team reviewed with members of the Qell Board the status of its discussions with Lilium concerning a business combination, including the status of negotiations and material terms of the transaction documents. On March 16, 2021, Goodwin provided Qell with a due diligence memorandum relating to its material intellectual property findings.
On March 19, 2020, Qell’s management team reviewed with members of the Qell Board the status of its discussions with Lilium concerning a business combination, including the status of negotiations and material terms of the transaction documents.

On March 26, 2021, a telephonic meeting of the Qell Board was held with representatives of Goodwin and Qell’s management in attendance. At the meeting, the Qell Board was provided with an overview of the Business Combination (including a discussion of potential benefits and risks related thereto), the key terms of the definitive documentation related thereto and the due diligence process and findings with respect to Lilium (including a previously reviewed summary of the key findings from the due diligence review conducted by representatives and advisors of Qell, and a discussion of the updated capital structure and financial projections).
On March 27, 2021, another telephonic meeting of the Qell Board was held with representatives of Goodwin and Qell’s management in attendance. At this meeting, the Qell Board again discussed with management and its advisors the Business Combination. Following discussion, based on the factors cited in “— The Qell Board’s Reasons for the Business Combination,” and in light of the fact that the fair market value of the equity of Lilium to be acquired in the Business Combination was significantly in excess of 80% of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on the income earned on the Trust Account), the Qell Board then adopted, among other resolutions, resolutions (i) determining that it is in the best interests of Qell and its shareholders to approve the execution and delivery of the Business Combination Agreement and the ancillary agreements (including the Plan of Merger) and the transactions contemplated by each of the foregoing (including the Merger); (ii) adopting the Business Combination Agreement and ancillary agreements (including the Plan of Merger) and approving Qell’s execution, delivery and performance of the same and the consummation of the transactions contemplated thereby, including the PIPE Financing and the Merger; and (iii) recommending that the Qell shareholders vote in favor of the Business Combination Proposal. The Qell Board did not obtain a third-party valuation or fairness opinion in connection with the determination to approve the Business Combination but believed that the active negotiations with the PIPE participants and subsequent change to the size and structure of the offering served as validation of the appropriateness of the valuation and structure of the Business Combination. Officers of Qell, the members of the Qell Board and the other representatives of Qell had substantial experience in evaluating the operating and financial merits of companies similar to Lilium and concluded that the experience and background of the officers of Qell, the members of the Qell Board and the other representatives of Qell enabled the Qell Board to make the necessary analyses and determinations regarding the Business Combination.
On March 30, 2021, the shareholders of Lilium adopted resolutions approving the execution and delivery of the Business Combination Agreement, the ancillary agreements and the transactions contemplated thereby (including the Exchange).
On March 30, 2021, the parties entered into the Business Combination Agreement and certain ancillary agreements and the PIPE Investors executed definitive documentation with respect to the PIPE Financing, which provided for binding subscriptions to purchase an aggregate of 45,000,000 Holdco Shares at $10.00 per share.
On March 30, 2021, Qell and Lilium issued a joint press release announcing the execution of the Business Combination Agreement and Qell filed a Current Report on Form 8-K, with the Business Combination Agreement, the Sponsor Letter Agreement, the form of the Subscription Agreement for the PIPE Financing and the press release included as exhibits. An investor presentation providing information on Lilium and other communication documents were also filed pursuant to Rule 425 under the Securities Act.
The Qell Board’s Reasons for the Business Combination
The Qell Board, in evaluating the transaction with Lilium, consulted with Goodwin, Hogan Lovells, KPMG, and its advisors. In reaching its resolution (i) that the terms and conditions of the Business Combination Agreement and the transactions contemplated thereby, including the Business Combination and the Merger, are advisable, fair to and in the best interests of Qell and its shareholders and (ii) to recommend that the shareholders adopt the Business Combination Agreement and approve the Business Combination, the Merger and the Plan of Merger, the Qell Board considered and evaluated a number of factors, including, but not limited to, the factors discussed below. The Qell Board viewed its decision as being based on all of the information available and the factors presented to and considered by it. This explanation of Qell’s reasons for the Business Combination and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed under “General Information — Cautionary Note Regarding Forward-Looking Statements.”
The members of the Qell Board are well qualified to evaluate the transaction with Lilium. They have extensive transactional experience, particularly in the next generation mobility and transportation industries, including with both high growth private companies and publicly traded companies.
The Qell Board considered a number of factors pertaining to the Business Combination as generally supporting its decision to enter into the Business Combination Agreement and the transactions contemplated thereby, including but not limited to, the following material factors:
Large Market with Limited Competition:   the market for regional air mobility represents a $1.5 – 3.0 trillion global opportunity that can be served by eVTOL aircraft that would replace expensive, time-consuming infrastructure deployments such as rail and highways with affordable, emissions-free transportation that can be deployed quickly to multiple locations. Lilium is one of a limited number of technology companies globally with eVTOL technology that has matured through several generations. The Qell Board believes this positions Lilium well to be one of the leading eVTOL companies in a large, untapped market for regional air mobility.
Significant Barriers to Entry and Early Mover Advantage:   global aerospace companies have significant regulatory and safety hurdles to overcome before aircraft can be deployed for use in movement of people and goods. Lilium has carefully advanced each successive generation of its aircraft since 2015, commenced its work with regulators in 2017 and achieved its certification basis with EASA in December 2020. The Qell Board believes the rigorous certification process for regional air mobility eVTOL certification will only be achieved by a few companies and Lilium will have a strong early mover advantage.
Proprietary and Scalable Technology:   Lilium’s DEVT technology is fundamentally distinct from the open propeller technology used by other eVTOL companies. The DEVT approach enables Lilium to have a relatively high payload in the eVTOL industry, and quieter aircraft that can still fit on traditional heliport landing areas. For example, the DEVT technology utilized by Lilium would enable both a 7-seat and 16-seat aircraft to land in the same fixed area of a traditional heliport. The Qell Board believes that the combination of low noise, scalable payload and automotive-style design-for-manufacturing is highly attractive; and that these attributes enable a larger accessible market (i.e., low noise allows for more landing areas), higher revenue per flight (from higher number of seats or cargo), and a repeatable, scalable manufacturing process for the aircraft.
Compelling Business Model and Unit Economics:   in both the People Network and Turnkey Enterprise business models, Lilium’s projected revenues and operating costs are anticipated to generate attractive returns on capital. Furthermore, the regional air mobility market targeted by Lilium differs from the urban air mobility market in that flights are intended to be longer duration (i.e., between cities rather than within cities). The Qell Board believes that the expected rapid paybacks per jet deployed in the People Network business model, estimated at 1 – 2 years, would contribute to Lilium profitability. Similarly, the Turnkey Enterprise business model is designed to allow for immediate payback of jets that will be manufactured by Lilium, and long-term maintenance fees. The Qell Board believes that the economics behind both business models are compelling, and could generate attractive profitability at scale.
Proven Management Team:   Lilium’s management team has an attractive combination of entrepreneurial technical talent led by Mr. Wiegand and the other founders of the company, combined with an executive leadership team that has deep aerospace experience from some of the world’s largest and most recognizable aerospace companies including Airbus, Rolls Royce, and BAE Systems. Lilium’s program management and manufacturing teams have taken some of the world’s most successful commercial aircraft, including the Airbus A-350, through regulatory certification and manufacturing scale up. These executives are supported by approximately 400 engineers focused on development and deployment of the Lilium Jet. In addition, further aerospace expertise is provided by Tom Enders (former

CEO of Airbus), who serves on Lilium’s board of directors. The Qell Board believes that Lilium’s combination of entrepreneurial technical talent and deep aerospace experience positions the company for success.
Strong Ecosystem Relationships:   to complement Lilium’s 600-person team, including approximately 400 aerospace engineers, launching a differentiated emissions-free aircraft requires highly capable counterparties for the supply chain, ground infrastructure and flight operations. As such, Lilium has cultivated strong relationships with aerospace leaders for key supply chain components including Toray (global leader in aerospace carbon fiber for fuselage), Aciturri (global leader in aerospace wing structures) and Honeywell (a major aerospace manufacturer and flight control system designer). For vertiports and ground infrastructure, Lilium’s arrangements with Tavistock and Lufthansa Aviation provide Lilium with both exceptional depth and experience for vertiport operations and pilot training. The Qell Board believes that Lilium has cultivated excellent, forward-thinking relationships with key players that can accelerate scale-up of manufacturing and operations.
Attractive Entry Valuation:   Lilium will have an anticipated initial pro forma enterprise value of $2.4 billion, implying a 0.7x multiple of 2026 projected revenue. The Qell Board believes this is attractive relative to relevant eVTOL comparable companies, as well as the broader universe of publicly traded electric vehicle, shared economy and LIDAR high technology companies. The Qell Board believes the valuation of Lilium is favorable to investors seeking long-term return potential and that the $2.4 billion enterprise value presents a compelling entry point valuation for a business with proprietary technology and significant barriers to entry. Given the meaningful discount to comparable public companies, the Qell Board further believes that this valuation is based on conservative assumptions in light of the execution risk related to the implementation of the Lilium business plan, including any timing delays in expected timeline.
Strong Shareholder Base:   Lilium’s funding base (inclusive of the $450 million fully committed PIPE Financing) is anchored by strategic partners and institutional investors including Baillie Gifford, funds and accounts managed by BlackRock, Tencent, Ferrovial, LGT and its direct impact investing arm Lightrock, Palantir, and private funds affiliated with PIMCO. The Qell Board believes that the support from high quality global institutions and strategic partners for the PIPE Financing is a strong validation of Lilium’s large market opportunity, differentiated technology and proven management team.
In addition, the Qell Board believes the following aspects of due diligence, relative comparison to other opportunities available to Qell, and transaction attributes were all key factors in securing their support for the Business Combination.
Continued Ownership By Lilium Shareholders and Investment by Third Parties.   The Qell Board considered that Lilium shareholders would exchange 100% of their Lilium shares for Holdco Shares and would remain, collectively, the largest stakeholders of Holdco. In addition, the Qell Board considered that the PIPE Investors, including existing Lilium shareholders and other strategic partners and institutional investors, are also investing an aggregate amount of $450 million in the combined company, in each case, pursuant to their participation in the PIPE Financing. Further, the aggregate proceeds received by Holdco through the Merger, Exchange and PIPE Financing will be used for general corporate purposes after the Business Combination. The Qell Board considered the foregoing as a strong sign of confidence in Lilium following the Business Combination and the benefits to be realized as a result of the Business Combination.
Long-Term Alignment.   The Qell Board considered that the structure of the Business Combination provides for significant long-term alignment among Qell, Lilium senior management and the existing Lilium shareholders. Both the Sponsor and major shareholders of Lilium have agreed to certain lock-up provisions, and the Sponsor has further agreed to an earn-out structure which subjects a portion of its Founder Shares to milestone and time-based vesting provisions. As such, the parties to the Business Combination are expected to be aligned on the goal of driving long-term value for the shareholders of Lilium.
Compelling Opportunity.   The Qell Board determined, after an extensive review of other business combination opportunities reasonably available to Qell, that the proposed Business Combination represents a compelling business combination for Qell based upon the process utilized to evaluate and assess other potential targets and the criteria that Qell adopted in its search for a business combination target as detailed above and in other sections of this prospectus/proxy statement.
The Role of the Independent Directors.   In connection with the Business Combination, Qell’s independent directors evaluated the proposed terms of the Business Combination, including the Business Combination Agreement and the related agreements, and unanimously approved the Business Combination Agreement and the related agreements and the transactions contemplated thereby, including the Business Combination.
Terms of the Business Combination Agreement.   The Qell Board reviewed and considered the terms of the Business Combination Agreement and the other related agreements, including the parties’ conditions to their respective obligations to complete the transactions contemplated therein and their ability to terminate the agreement. See “— The Business Combination Agreement” and “— Ancillary Agreements” for detailed discussions of the terms and conditions of these agreements.
Results of Due Diligence.   The Qell Board considered the scope of the due diligence investigation conducted by Qell and its outside advisors and evaluated the results thereof and information available to it related to Lilium, including:
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diligence on market;

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extensive meetings and calls with Lilium’s management team regarding its operations and projections and the proposed transaction;

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in-person visits to Lilium facilities in Munich by Mr. Engle, Mr. Gabbita and by Qell’s technical and business advisors;

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Goodwin’s findings relating to Lilium’s material intellectual property findings;

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Hogan Lovells’ material FAA and EASA findings;

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The commercial diligence findings of Qell’s advisors;

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Qell’s technical advisor’s technical and certification diligence findings;

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KPMG’s IPO readiness and tax diligence findings; and

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review of materials related to Lilium made available, including with respect to financial statements, material contracts, key metrics and performance indicators, benefit plans, intellectual property matters, labor matters, information technology, privacy and personal data, litigation information, environmental matters, export control matters, FAA and other regulatory matters and other legal and business diligence matters.

The Qell Board also considered a variety of uncertainties and risks and other potentially negative factors concerning the Business Combination, including, but not limited to, the following:
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Business Risks.   The risk that the future financial performance of Lilium may not meet the Qell Board’s expectations due to factors in Lilium’s control or out of its control, including Lilium’s ability to obtain expected or required certifications, licenses, approvals, and authorizations from transportation authorities for the eVTOL aircraft being developed by Lilium, economic cycles or other macroeconomic factors.

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Industry Risks.   Uncertainty pertaining to (i) an emerging industry that may not fully realize its growth potential, (ii) Lilium’s ability to effectively market and sell air transportation as a substitute for conventional methods of transportation, and (iii) Lilium’s ability to compete effectively in the eVTOL industries.

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Early Stage Company Risks.   The risks that Lilium is an early-stage company with a history of losses and expect significant losses for the foreseeable future, and that Lilium has yet to commercialize its product, and is still developing its technology.

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Benefits Not Achieved.   The risk that the potential benefits of the Business Combination may not be fully achieved, or may not be achieved within the expected timeframe.

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Liquidation of Qell.   The risks and costs to Qell if the Business Combination is not completed, including the risk of diverting management focus and resources to other businesses combination opportunities, which could result in Qell being unable to effect a business combination by October 2, 2022 and force Qell to liquidate.

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Exclusivity.   The fact that the Business Combination Agreement includes an exclusivity provision that prohibits Qell from soliciting other business combination proposals, so long as the Business Combination Agreement is in effect.

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Shareholder Vote.   The risk that Qell’s shareholders may fail to provide the respective votes necessary to effect the Business Combination.

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Post-Business Combination Corporate Governance; Terms of the Registration Rights Agreement.   The Qell Board considered the corporate governance provisions of the Business Combination Agreement, the Registration Rights Agreement and the proposed material provisions of the Holdco Articles of Association and the effect of those provisions on the governance of Holdco. In particular, they considered the nomination rights that certain shareholders would have in Holdco and that these rights are not generally available to public shareholders, including shareholders that may hold a large number of shares. See “The Business Combination Agreement and Ancillary Documents”, “Management of Holdco after the Business Combination” and “The Business Combination Agreement and Ancillary Documents — Ancillary Documents — Registration Rights Agreement” for detailed discussions of the terms and conditions of these documents.

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Limitations of Review.   The Qell Board considered that they were not obtaining an opinion from any independent investment banking or accounting firm that the consideration to be received by Lilium is fair to Qell or its shareholders from a financial point of view. While Qell’s management performed an extensive due diligence review of Lilium, there may have been relevant Lilium information not considered by Qell’s management. Accordingly, the Qell Board considered that Qell may not have properly valued Lilium.

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Closing Conditions.   The fact that completion of the Business Combination is conditioned on the satisfaction of certain closing conditions that are not within Qell’s control.

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Litigation.   The possibility of litigation challenging the Business Combination or that an adverse judgment granting permanent injunctive relief could delay or indefinitely enjoin consummation of the Business Combination.

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Fees and Expenses.   The fees and expenses associated with completing the Business Combination.

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Other Risks.   Various other risks associated with the Business Combination, the business of Qell and the business of Lilium described under the section entitled “Risk Factors.”

In addition to considering the factors described above, the Qell Board also considered that certain of the officers and directors of Qell may have interests in the Business Combination as individuals that are in addition to, and that may be different from, the interests of Qell’s shareholders (see “The Business Combination — Interests of Certain Persons in the Business Combination”). Qell’s independent directors reviewed and considered these interests during the negotiation of the Business Combination and in evaluating and approving, as members of the Qell Board, the Business Combination Agreement and the transactions contemplated therein, including the Business Combination.
The Qell Board concluded that the potential benefits that it expected Qell and its shareholders to achieve as a result of the Business Combination outweighed the potentially negative factors associated with the Business Combination. Accordingly, the Qell Board determined that the Business Combination Agreement, the Business Combination and the Plan of Merger, were advisable, fair to, and in the best interests of, Qell and its shareholders.
Lilium Prospective Financial Information
Lilium, which currently does not generate any revenue from core operations and does not anticipate generating material revenue until it reaches commercialization in 2024 at the earliest, if at all, does not prepare or publicly disclose, as a matter of course, long-term forecasts or internal projections as to future revenues, earnings, Adjusted EBITDA, funds from operations, or other results, due to, among other reasons, the uncertainty of the underlying assumptions and estimates and the inherent difficulty of accurately predicting financial performance for future periods.
In February 2021, Lilium’s management prepared and provided to Qell certain non-public prospective financial information for Lilium for the fiscal years 2021 through 2027 (the “Initial Projections”). As discussed in more detail in “— Background of the Business Combination”, during the week of March 15, 2021, Lilium and Qell revised the proposed size of the PIPE Financing, certain proposed terms of the Business Combination and the Lilium business plan. As a result, certain adjustments were made to the Initial Projections to reflect these revised plans, terms and assumptions (as so revised, the “Updated Projections”, and together with the Initial Projections, the “Lilium Projections”). Lilium and Qell present both the Initial Projections and the Updated Projections below but emphasize that the Initial Projections were superseded by the Updated Projections in connection with revisions to the Lilium business plan.
The Lilium Projections were prepared by Lilium’s management on a standalone basis, without giving effect to the Business Combination or PIPE Financing. However, the Lilium Projections assume, among other things, variables and assumptions described below, a future raise of equity and / or debt in an amount equivalent to the proceeds expected from the Business Combination and PIPE Financing. The Lilium Projections were requested by, and disclosed to, the Qell management for use as a component in its overall evaluation of Lilium, and to assist the Qell management in its decision-making process in determining to approve and adopt the Business Combination and to recommend that Qell shareholders vote in favor of the approval of the Business Combination Proposal. For more information, see “— Background of the Business Combination.”
Lilium intends to use the funds from the Trust Account and the PIPE Financing to fund the following activities:
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Approximately $90 million for its go-to-market strategy (commercial workforce and marketing);

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Approximately $530 million to fund talent acquisition and retention and infrastructure development; and

•
Approximately $190 million to fund production and engineering capital expenditures.

Lilium’s management prepared the Lilium Projections based on assumptions they believed to be reasonably achievable. The Lilium Projections reflect numerous variables and assumptions, including: a future raise of equity and / or debt, management’s estimates on passenger load factor, operating hours, charge rate, flyable days, average trip distance and time, share of repositioning flights, ticket pricing, aircraft sales price and number of aircraft sold, aircraft parts and production costs, including no material disruptions to our supply chain, costs for landing infrastructure, piloting cost, insurance cost, energy cost, marketing cost, data cost, cost for maintenance and spare parts including replacement batteries, and other fees related to aircraft operations to external stakeholders. In addition, Lilium’s management prepared the Lilium Projections for the fiscal years 2021 through 2027 based upon, among other considerations, Lilium’s expectation to commence commercial operations in 2024 at the earliest, if at all. Lilium expects the rate at which it incurs losses will be significantly higher for the fiscal years 2021 through at least 2025 as it engages in certain activities related to commercialization, including continuing to design, certify and produce its Lilium Jet aircraft; engaging suppliers in the development of aircraft components and committing capital to serial products of those components, which may require upfront non-recurring costs; finishing building production capabilities to assemble the major components of Lilium Jets in its Munich factory; acquiring government and enterprise customers for the Turnkey Enterprise solution (B2B) and agreeing on sales and leasing contracts; and finalizing contractual arrangements with infrastructure providers to build and license its vertiport infrastructure as well as contractual arrangements with airline operators and adjacent industries to operate and maintain the Lilium network fleet. For more information, see the sections entitled, “Lilium Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Lilium/Holdco Risk Factors.” The foregoing is a summary of certain key assumptions and estimates in the Lilium Projections and does not purport to be a comprehensive overview of all assumptions and estimates reflected in the Lilium Projections. In many cases, these costs are interdependent and difficult to assign to a particular period pre-commercialization.

Lilium’s projected revenue growth and aircraft production volume from 2024 to 2027 is driven by Lilium’s management’s assumptions regarding, among other things, Lilium’s business model, anticipated revenue mix and expectations regarding Lilium’s ability to expand its manufacturing capacity. Lilium is pursuing a hybrid business model, which is focused on (i) sales of aircraft to government and enterprise customers (B2B), as well as (ii) an expanded a service offering with direct ticket sales to customers through Lilium’s network operations (B2C). In preparing its projections, Lilium assumed that its B2B and B2C operations will each be allocated, respectively, 50% of fleet production volumes in each year after Lilium’s commercial entry into the market. Lilium’s management believes that building the B2C operations will have a slower implementation period than building the B2B operations, such that Lilium’s management assumed (a) lower operational performance in 2024 and 2025 for Lilium’s B2C network operations and (b), a lower share of anticipated total revenue that will be delivered through Lilium’s B2C business in 2024 and 2025. The larger share of Lilium’s revenues for 2024 and 2025 are expected to come from Lilium’s B2B enterprise solution, as revenue is attributable to the sale of aircrafts expected to be sold to B2B customers in such period. Over time, Lilium’s management believes that the lifetime revenue potential of the Lilium Jet is higher in the Lilium B2C network. As a result, the projected share of total revenue coming from Lilium’s B2B enterprise solutions decreases to below 50% of total revenue over time, as Lilium’s B2C network operations are expected to achieve the necessary penetration and operational performance in the industry.
Lilium’s management has based its B2B enterprise sales projections on discussions with key market participants, including prospective customers, as well as public announcements by leading airlines and logistics players on the purchase of, or options to purchase, eVTOL aircraft exceeding a total volume of 1,700 vehicles, and industry projections regarding prospective growth in the eVTOL market generally, such as the Morgan Stanley Report. See also “Business of Lilium and Certain Information About Lilium — The eVTOL Industry, Total Addressable Market and its Drivers.” Lilium’s management has based its projections regarding its B2C branded network on its expectations regarding its prospective Florida and Germany operations, which were recently announced as Lilium’s first launch markets, and on Lilium’s ongoing exploration of additional launch opportunities. Lilium’s management believes such projected revenues to be reasonably achievable based on many factors, including Lilium’s strong relationships with leading players in infrastructure and operations such as, among others, Ferrovial, Tavistock, LuxAviation, Lufthansa Aviation Training, and several leading airports in Europe, with whom Lilium has engaged to support its anticipated initial roll out in Florida and Germany, and positive views of the eVTOL market potential in Florida and Germany shared in the market.
The projections also assume that Lilium will be able to enter into contractual arrangements with potential customers and counterparties relating to Lilium’s commercial operations, on the timeline underlying the projections. It also assumes that Lilium will be able to obtain the necessary approvals from regulatory authorities and agencies (e.g., the FAA and EASA) to allow Lilium to initiate its operations as expected. Although Lilium’s management believes such assumptions to be reasonable based on its interactions with regulatory authorities to date, no eVTOL aircraft have yet passed certification by EASA or the FAA for commercial operations in Europe or the United States, respectively, and there is no assurance that Lilium’s current serial prototype for the Lilium Jet will receive government certification in a way that is market-viable or commercially successful, in a timely manner or at all.
Further, Lilium’s projected commercial roll-out plan is based on the assumption that the staggered build-out of Lilium’s manufacturing capacity will be able to produce aircraft at such scale, increasing to an annual production amount of 950 jets in 2027. The projections also assume that the anticipated simplicity in the design of the Lilium Jet, which includes an anticipated low number of individual parts, will be achievable and will enable Lilium to increase production volume on an expedited timeline as compared to conventional aircraft manufacturers. Lilium’s management believes these assumptions are supported by Lilium’s existing investments in hiring manufacturing personnel and Lilium management’s efforts to focus on the design-to-manufacture process early in the development process for the Lilium Jet. In addition, Lilium intends to establish manufacturing partnerships to achieve an expanded production scale. While Lilium’s management believes the assumptions on which its projections are based to be reasonably achievable, many of the underlying assumptions, including, among others, Lilium’s ability to obtain certification for the Lilium Jet, the anticipated simplicity of the design of the Lilium Jet, Lilium’s ability to expand its manufacturing capacity and develop manufacturing partnerships and Lilium’s ability to secure necessary supply and vendor relationships to achieve its aircraft production and revenue projections, are difficult to predict and are subject to factors outside of the control of Lilium’s management and may not be realized at the time or on the schedule anticipated or at all.
The Updated Projections
The Updated Projections were provided to the Qell management. The following tables present selected measures from the Updated Projections for fiscal years 2021 through 2027.
	2021E	2022E	2023E	2024E	2025E	2026E	2027E
	(numbers in millions)(1)
Production volume (number of aircraft)(2)	—	—	—	90	325	600	950
Revenue(3)	—	—	—	$246	$1.314	$3,306	$5,867
Adjusted EBITDA(4)	(173)	(182)	(197)	(180)	70	708	1,440
Operating cash flows	(173)	(182)	(197)	(197)	39	521	1,060
Capital expenditures(5)	(48)	(67)	(65)	(61)	(108)	(45)	(114)
Capital Investments in Lilium Network fleet(5)(6)	—	—	—	(127)	(448)	(749)	(1,152)

(1)
Converted at USD / EUR of 1.21.

(2)
Production volume assumes that approximately 50% of fleet production volumes in each year will be allocated to the Lilium Turnkey Enterprise solution (B2B), which will consist of jet sales and leases to government and enterprise customers.

(3)
In 2024-2025, revenue figures assume that the Turnkey Enterprise solution (B2B) will account for a greater share of annual revenue (approximately 60% in 2025) than revenue from the Lilium network (B2C), which amount will reduce to approximately 50% in 2026 and approximately 45% in 2027. Lilium has not made any projections or assumptions about average contract size or number of customers, and Lilium has not yet concluded any binding customer agreements for its Turnkey Enterprise solution.

(4)
Adjusted EBITDA is defined by Lilium as revenue for the period presented plus other income less cost of sales, research and development expenses, general and administrative expenses, selling expenses and other expenses not considering depreciation and amortization expenses, share-based payment compensation costs and other one-time items related to the Business Combination. Adjusted EBITDA is not a financial measure prepared in accordance with IFRS and should not be considered a substitute for net income (loss) prepared in accordance with IFRS.

(5)
Investments for expenditures such as manufacturing capex, engineering, testing and certification, small per head investments and supplier non-recurring costs (the outcome of the supplier negotiations on development and purchasing agreements) are difficult to predict in terms of time, magnitude and specific accounting treatment.

(6)
Lilium assumes external financing will be obtained to cover these investments.

These selected measures are based on various assumptions made and expectations anticipated by Lilium’s management, including the following:
•
Jet unit manufacturing costs of approximately $2.5 million.

•
For Lilium’s B2C networks, beginning in approximately 2026, one jet will cover approximately 1,500 miles per day, or approximately 20 to 25 flights, with an average of 4.5 out of 6 passenger seats filled, and an average price per passenger mile of approximately $2.25, generating approximately $15,000 of revenue per day, or approximately $5 million per year.

•
For Lilium’s Turnkey Enterprise solution (B2B) service, each contract will generate an upfront fee of $4 million, followed by an annual service and maintenance fee of approximately $1 million per jet, which translates into an immediate payback period on the jet and a lifetime profit of approximately $5 million, assuming an average in-service life of 8 years.

•
Beginning in approximately 2026, deadhead ratio of 5% (i.e., 5% of all flights will be empty) and 10% annual downtime per jet per year for maintenance and training.

•
That, beginning in approximately 2026, one jet of the Lilium network will generate an annual contribution margin of approximately $1.25 million or approximately 25%, taking into account operating cost assumptions (such as pilots, landing fees, fees for air traffic control, maintenance and spare parts, battery replacements, energy costs, data cost, air tax, insurance, jet depreciation and customer acquisition costs).

With respect to costs, the projections provided by Lilium management assumes that Lilium’s direct costs for service operations in 2026 will be allocated approximately as follows in the table below:
Main Cost Category	Approximate Cost Allocation as Percentage of Total Costs
Infrastructure and ground operations	25%
Maintenance and spare parts(1)	20%
Pilot costs(2)	20%
Jet depreciation cost(3)	10%
Direct tax	10%
Customer acquisition costs	10%
Energy costs	5%
Total	100%

(1)
Assumes battery replacement on average every four months.

(2)
Assumes one jet requires 4.5 pilots per year.

(3)
8-year, straight line depreciation method.

The Initial Projections
The Initial Projections were provided to the Qell management. The Initial Projections were based on the same assumptions, expectations and cost allocations as the Updated Projections described above in “—Updated Projections,” except the Initial Projections assumed proposed spending on operating expenses and capital expenditures of approximately $980 million prior to commercial launch of operations, as compared to approximately $810 million in the Updated Projections. See “— Background of the Business Combination”. In particular, the Initial Projections assumed the following additional expenditures:
•
The purchase of equipment and building of a factory in 2022 and 2023 capable of producing 400 aircraft, despite a projected demand for 90 aircraft in 2024 and 325 aircraft in 2025. In connection with the Updated Projections, approximately $110 million in additional spending on production and engineering capital expenditures was delayed to 2024 and 2025, in order to align with the projected production ramp for its jets;

•
Approximately $20 million in additional spending on salaries and overhead, in particular to support the expedited expansion of Lilium’s manufacturing capacity in 2022 and 2023 referenced above; and

•
Approximately $40 million of additional spending on Lilium’s go-to-market strategy, including approximately $30 million in additional spending on Lilium’s commercial and digital workforce and $10 million in additional spending on marketing activities. The reduction in this spending assumed in the Updated Projections reflects Lilium’s management’s anticipation that the greater portion of Lilium’s revenues will be driven by enterprise sales in the early years of Lilium’s commercial operations, requiring a smaller headcount and less marketing activities, in addition to Lilium’s management’s expectation that its arrangements with other market participants (such as Palantir, Ferrovial and LuxAviation) will provide Lilium with greater certainty that various operational functions will be provided by third parties and repaid in operational fees, instead of requiring upfront expenditures by Lilium.

The following tables present selected measures from the Initial Projections for fiscal years 2021 through 2027.
	2021E	2022E	2023E	2024E	2025E	2026E	2027E
	(numbers in millions)(1)
Production volume (number of aircraft)(2)	—	—	—	90	325	600	950
Revenue(3)	—	—	—	$246	$1,314	$3,306	$5,867
Adjusted EBITDA(4)	(154)	(200)	(244)	(228)	49	708	1,440
Operating cash flows	(154)	(200)	(244)	(245)	19	521	1,060
Capital expenditures(5)	(43)	(123)	(127)	(52)	(49)	(49)	(114)
Capital Investments in Lilium Network fleet(5)(6)	—	—	—	(127)	(448)	(749)	(1,152)

(1)
Converted at USD / EUR of 1.21.

(2)
Production volume assumes that approximately 50% of fleet production volumes in each year will be allocated to the Lilium Turnkey Enterprise solution (B2B), which will consist of jet sales and leases to government and enterprise customers.

(3)
In 2024-2025, revenue figures assume that the Turnkey Enterprise solution (B2B) will account for a greater share of annual revenue (approximately 60% in 2025) than revenue from the Lilium network (B2C), which amount will reduce to approximately 50% in 2026 and approximately 45% in 2027. Lilium has not made any projections or assumptions about average contract size or number of customers, and Lilium has not yet concluded any binding customer agreements for its Turnkey Enterprise solution.

(4)
Adjusted EBITDA is defined by Lilium as revenue for the period presented plus other income less cost of sales, research and development expenses, general and administrative expenses, selling expenses and other expenses not considering depreciation and amortization expenses, share-based payment compensation costs and other one-time items related to the Business Combination. Adjusted EBITDA is not a financial measure prepared in accordance with IFRS and should not be considered a substitute for net income (loss) prepared in accordance with IFRS.

(5)
Investments for expenditures such as manufacturing capex, engineering, testing and certification, small per head investments and supplier non-recurring costs (the outcome of the supplier negotiations on development and purchasing agreements) are difficult to predict in terms of time, magnitude and specific accounting treatment.

(6)
Lilium assumes external financing will be obtained to cover parts of these investments.

The foregoing summary of selected measures from the Lilium Projections is included for the purpose of providing stockholders and investors access to certain nonpublic information that was furnished to the Qell management in connection with the Business Combination and such information may not be appropriate for other purposes, and it is not being included in this proxy statement/prospectus to influence any stockholder’s decision as to whether to vote for the Business Combination Proposal. The Lilium Projections were not prepared with a view toward public disclosure, nor were they prepared with a view toward compliance with published guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial projections or published guidelines of the SEC regarding forward-looking statements. The Lilium Projections are forward-looking statements. The inclusion of the Lilium Projections should not be regarded as an indication that such information is predictive of actual future events or results and such information should not be relied upon as such, and readers of this proxy statement/prospectus are cautioned not to place undue, if any, reliance on the Lilium Projections.
Lilium has not warranted the accuracy, reliability, appropriateness or completeness of the Lilium Projections to anyone, including to the Qell management. Neither Lilium’s management nor any of its representatives has made or makes any representation to any person regarding the ultimate performance of Lilium compared to the information contained in the Lilium Projections and, except as required by applicable law, none of them intends to or undertakes any obligation to update or otherwise revise the Lilium Projections to reflect circumstances existing after the date when made or to reflect the occurrence of future events in the event that any or all of the assumptions underlying the Lilium Projections are shown to be in error. Accordingly, they should not be looked upon as “guidance” of any sort. Lilium will not refer back to these forecasts in its future periodic reports filed under the Exchange Act.
The Lilium Projections included in this proxy statement/prospectus have been prepared by, and are the responsibility of, Lilium’s management. Neither the independent registered public accounting firm of Lilium, nor any independent accountants, have audited, reviewed, examined, compiled or performed agreed-upon procedures with respect to the accompanying prospective financial information and, accordingly, the independent registered public accounting firm of Lilium does not express an opinion or any other form of assurance with respect thereto. The independent registered public accounting firm’s report, included in this proxy statement/prospectus, relates to Lilium’s historical financial statements. It does not extend to the Lilium Projections and should not be read to do so. Furthermore, the Lilium Projections do not take into account any circumstances or events occurring after the date it was prepared.
While presented with numeric specificity, the Lilium Projections and the assumptions and expectations underlying the Lilium Projections set forth above were based on numerous variables, estimates, and assumptions (including assumptions related to industry performance and general business, economic, market and financial conditions and additional matters specific to Lilium’s business, like reaching commercialization and completing a future raise of equity and / or debt), all of which are inherently subjective and difficult to predict, and many of which are beyond the control of Lilium’s management and may not be realized. Important factors that may affect actual results and cause the Lilium Projections not to be achieved include, but are not limited to, risks and uncertainties relating to Lilium’s business (including its ability to achieve strategic goals, objectives and targets over applicable periods, including commercialization), industry performance, general business and economic conditions and other factors described in the sections of this proxy statement/prospectus entitled “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors”. The Lilium Projections also reflect numerous variables, expectations and assumptions available at the time they were prepared as to certain business decisions that are subject to change. As a result, actual results may differ materially from those contained in the Lilium Projections. Accordingly, there can be no assurance that the prospective results summarized above will be realized, and actual results likely will differ, and may differ materially, from those reflected in the Lilium Projections. Qell stockholders are urged to review the sections of this proxy statement/prospectus entitled “Lilium Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Cautionary Note Regarding Forward-Looking Statements,” and “Risk Factors”.
The Lilium Projections were prepared by Lilium’s management on a standalone basis, without giving effect to the Business Combination or PIPE Financing, and therefore the Lilium Projections do not give effect to the Business Combination, the PIPE Financing, or any changes that may be implemented after the consummation of the Business Combination and PIPE Financing. In addition, the Lilium Projections do not take into account the effect of any failure of the Business Combination and PIPE Financing to be completed and should not be viewed as accurate or continuing in that context.
Lilium is not providing a reconciliation of its Adjusted EBITDA for the full years 2021 – 2027 to the most directly comparable measure prepared in accordance with IFRS, because Lilium is unable to provide this reconciliation without unreasonable effort due to the uncertainty and inherent difficulty of predicting the occurrence, the financial impact, and the periods in which the adjustments may be recognized.
The inclusion of a summary of the Lilium Projections in this proxy statement/prospectus should not be regarded as an indication that any of Qell, Lilium or their respective officers, directors, affiliates, advisors or other representatives considered the Lilium Projections to necessarily be predictive of actual future events, and the Lilium Projections should not be relied upon as such nor should the information contained in the Lilium Projections be considered appropriate for other purposes. None of Qell, Lilium or their respective officers, trustees, directors, affiliates, advisors or other representatives can give any assurance that actual results will not differ materially from the Lilium Projections. Except as required by applicable law, Lilium undertakes no obligation to update or otherwise revise or reconcile the above the Lilium Projections to reflect circumstances existing after the date the Lilium Projections were generated or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying such information are shown to be in error. Since the Lilium Projections cover multiple years, such information by its nature becomes less predictive with each successive year.
In light of the foregoing factors and the uncertainties inherent in the Lilium Projections, readers of this proxy statement/prospectus are cautioned not to place undue, if any, reliance on the Lilium Projections.
Interests of Certain Persons in the Business Combination
In considering the recommendation of the Qell Board to vote in favor of the Business Combination, Qell shareholders should be aware that aside from their interests as shareholders, the Sponsor, Qell Initial Shareholders and Qell’s other current officers and directors have interests in the Business Combination that are different from, or in addition to, those of other Qell shareholders generally. The Qell Board was aware of and considered these interests, among other matters, in evaluating and negotiating the Business Combination, and in recommending to Qell shareholders that they approve the Business Combination Proposal. Qell shareholders should take these interests into account in deciding whether to approve the Business Combination Proposal.
These interests include:
•
the fact that the Sponsor has agreed not to redeem any Qell Ordinary Shares held by them in connection with a shareholder vote to approve a proposed initial business combination;

•
the fact that the Sponsor paid an aggregate of $25,000 for the Founder Shares and such securities will have a significantly higher value at the time of the Business Combination which, if unrestricted and freely tradable, would be valued at approximately $76,585,550, taking into account the 1,828,945 Founder Shares that the Sponsor has agreed to forfeit in connection with the Business Combination, but, given the transfer restrictions on such shares, Qell believes such shares have less value;

•
the fact that the Sponsor has agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Founder Shares held by them if Qell fails to complete an initial business combination by October 2, 2022;

•
the fact that the Registration Rights Agreement will be entered into by the Sponsor;

•
the fact that the Sponsor paid an aggregate of $10,590,000 for its 7,060,000 Private Placement Warrants and that such Private Placement Warrants will expire worthless if a business combination is not consummated by October 2, 2022;

•
the fact that, at the option of the Sponsor, any amounts outstanding under certain working capital loans made by the Sponsor or any of its affiliates to Qell in an aggregate amount of up to $1,500,000 may be converted into warrants to purchase Qell Class A Ordinary Shares which will be identical to the Private Placement Warrants;

•
the right of the Sponsor to receive Holdco Shares, subject to certain lock-up periods;

•
the continued indemnification of Qell’s existing directors and officers and the continuation of Qell’s directors’ and officers’ liability insurance after the Business Combination;

•
the fact that the Sponsor and Qell’s officers and directors will lose their entire investment in Qell and will not be reimbursed for any out-of-pocket expenses if an initial business combination is not consummated by October 2, 2022; and

•
the fact that if the Trust Account is liquidated, including in the event Qell is unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify Qell to ensure that the proceeds in the Trust Account are not reduced below $10.00 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which Qell has entered into an acquisition agreement or claims of any third party for services rendered or products sold to Qell, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Interests of Lilium’s Directors and Executive Officers in the Business Combination
In addition to the interests of the Sponsor and Qell’s other officers and directors, Qell shareholders should take the following interests of Lilium’s directors and executive officers into account in deciding whether to approve the Business Combination Proposal. Their interests in the Business Combination are different from, or in addition to, those of Qell’s shareholders generally.
Lilium Directors and Executive Officers Intended to be Named as Holdco’s Directors and Executive Officers
The following individuals are Lilium’s directors and executive officers who are expected to become Holdco’s directors and executive officers upon the closing of the Business Combination:
Name	Position
Executive Officers
Daniel Wiegand	Chief Executive Officer
Geoffrey Richardson	Chief Financial Officer
Lilium Board
Daniel Wiegand	Executive Director
Dr. Thomas Enders	Non-executive Director
David Wallerstein	Non-executive Director
Niklas Zennström	Non-executive Director
Treatment of Lilium Equity Awards in the Business Combination
Under the Business Combination Agreement, all outstanding stock options granted by Lilium prior to the Closing will be converted to awards to acquire an adjusted number of Holdco Class A Shares (calculated by multiplying the number of shares subject to the stock options as of immediately prior to the Business Combination by the conversion ratio used for purposes of the Business Combination) and an adjusted exercise price (calculated by dividing the per share exercise price of the stock options as of immediately prior to the Business Combination by the conversion ratio used for purposes of the Business Combination), which will otherwise be subject to the same terms and conditions as were in effect prior to the Closing.
Richardson Offer Letter
On November 14, 2020, Lilium entered into an offer letter and confirmation letter with Geoffrey Richardson, Lilium’s chief financial officer, pursuant to which Lilium has agreed to pay Mr. Richardson a success fee equal to 0.5% of financing proceeds secured by Lilium (provided the value of the success fee may not exceed $4,000,000), including financing proceeds secured by Lilium in connection with the Business Combination, subject to Mr. Richardson’s continued employment through the consummation of the Business Combination. The success fee will be paid within 30 days following the consummation of the Business Combination. Pursuant to the Business Combination Agreement, Lilium intends to settle such success fee in Holdco Class A Shares or in the form of an equity award to acquire Holdco Class A Shares. Certain terms and conditions of the success fee, including any vesting conditions that may be imposed, have not been determined as of the date of this proxy statement/prospectus.
The offer letter further provides that if Mr. Richardson’s employment is terminated by Lilium without cause or by Mr. Richardson for good reason (each as defined in Mr. Richardson’s offer letter), Mr. Richardson will be entitled to receive 6 months’ base salary and benefits continuation for 6 months following the termination date, subject to his execution and nonrevocation of a release of claims.
Director Compensation
In connection with the Business Combination, the Holdco Board will adopt a new non-employee director compensation policy to govern Holdco effective as of the Closing, which is expected to provide for annual cash retainers and certain equity awards that will be granted following the Business Combination.

Redemption Rights
Pursuant to Qell’s amended and restated memorandum and articles of association, holders of Qell public shares may elect to have their shares redeemed for cash at the applicable redemption price per share calculated in accordance with Qell’s amended and restated memorandum and articles of association. As of August 6, 2021, this would have amounted to approximately $10.00 per share. If a holder of Qell public shares exercises his, her or its redemption rights, then such holder will be exchanging his, her or its Qell Class A Ordinary Shares for cash and will not own shares of Holdco following the closing of the Business Combination. Such a holder will be entitled to receive cash for his, her or its public shares only if he, she or it properly demands redemption and delivers his, her or its shares (either physically or electronically) to the Transfer Agent in accordance with the procedures described herein. Notwithstanding the foregoing, a holder of the public shares, together with any affiliate of his, her or it or any other person with whom he, she or it is acting in concert or as a “group” (as defined in Section 13 of the Exchange Act) will be restricted from seeking redemption rights with respect to more than fifteen percent (15%) of the Qell Class A Ordinary Shares included in the Qell Public Units sold in the Qell IPO. Accordingly, all public shares in excess of the 15% threshold beneficially owned by a public shareholder or group will not be redeemed for cash.
Qell has no specified maximum redemption threshold under its amended and restated memorandum and articles of association, other than the aforementioned 15% threshold. Each redemption of Qell Class A Ordinary Shares by Qell public shareholders will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $379,657,696 as of August 6, 2021. The conditions to closing in the Business Combination Agreement are for the sole benefit of the parties thereto and may be waived by such parties. In no event will Qell redeem its Qell Class A Ordinary Shares in an amount that would cause its net tangible assets to be less than $5,000,001, as provided in the Qell amended and restated memorandum and articles of association and as required as a closing condition to each party’s obligation to consummate the Business Combination under the terms of the Business Combination Agreement. Qell shareholders who wish to redeem their public shares for cash must refer to and follow the procedures set forth in the section entitled “General Meeting of Qell Shareholders — Redemption Rights” in order to properly redeem their public shares.
Holders of Qell Public Warrants will not have redemption rights with respect to such warrants.
Sources and Uses for the Business Combination
The following tables summarize the sources and uses for funding the Business Combination:
Sources & Uses
(No Redemption Scenario — Assuming No Redemptions of the Outstanding Class A Shares
by Qell Shareholders)
Sources		Uses
Qell Trust Account(1)	$379.6	Transaction Expenses settled in cash(4)	$80.0
PIPE Financing	$450.0	Additional Cash on Balance Sheet	$749.6
Lilium Equity Rollover(2)	$2,400.0	Lilium Equity Rollover(2)	$2,400.0
Qell Founder Shares(3)	$76.6	Qell Founder Shares(3)	$76.6
Total Sources	$3,306.2	Total Uses	$3,306.2

(1)
As of June 30, 2021.

(2)
Assumes that Participating Shareholders represent 100% of the issued and outstanding shares of Lilium and that there are no “change of control” payments made or required to be made by Lilium. Does not take into account shares that will be issued in satisfaction of certain success awards granted to Geoff Richardson and Alex Asseily, or shares that may be issued upon exercise of any awards issued under Holdco’s ISO or ESSP following Closing.

(3)
Includes 3,063,422 of a total 7,658,555 Holdco Class A Shares acquired by the Sponsor in connection with the Merger which, in addition to any New Shares (as defined in the Sponsor Letter Agreement)

issued with respect to such Holdco Shares, the Sponsor has agreed to subject to certain time and performance vesting provisions.
(4)
Estimated fees and expenses on Closing.

Sources & Uses
(Maximum Redemption Scenario — Assuming Redemptions of 37,950,000(1)of the Outstanding Class A
Shares by Qell Shareholders)
Sources		Uses
Qell Trust Account(2)	$379.6	Transaction Expenses(5)	$80.0
PIPE Financing	$450.0	Additional Cash on Balance Sheet	$370.0
Lilium Equity Rollover(3)	$2,400.0	Lilium Equity Rollover(3)	$2,400.0
Qell Founder Shares(4)	$76.6	Qell Founder Shares(4)	$76.6
		Redemption of Class A Shares	$379.6
Total Sources	$3,306.2	Total Uses	$3,306.2

(1)
Assumes (i) the maximum number of redemptions by the public shareholders (assuming that 45,000,000 Holdco Shares are issued in connection with the PIPE Financing) and (ii) that the amount in the Trust Account is $379.6 million (which was the approximate value of the Trust Account as of June 30, 2021, not taking into account $13,282,500 of deferred underwriting fees to be paid).

(2)
As of December 31, 2020.

(3)
Assumes that Participating Shareholders represent 100% of the issued and outstanding shares of Lilium and that there are no “change of control” payments made or required to be made by Lilium. Does not take into account shares that will be issued in satisfaction of certain success awards granted to Geoff Richardson and Alex Asseily, or shares that may be issued upon exercise of any awards issued under Holdco’s Incentive Plan or ESSP following Closing.

(4)
Includes 3,063,422 of a total 7,658,555 Holdco Class A Shares acquired by the Sponsor in connection with the Business Combination which, in addition to any New Shares (as defined in the Sponsor Letter Agreement) issued with respect to such Holdco Shares, the Sponsor has agreed to subject to certain time and performance vesting provisions.

(5)
Estimated fees and expenses on Closing.

The following table summarizes the approximate aggregate fees payable to J.P. Morgan, Barclays and Citigroup in connection with the PIPE Financing, Business Combination and the Qell IPO.
	Fees relating to the PIPE Financing ($m)	M&A fees relating to the Business Combination ($m)	Fees related to the Qell IPO ($m)(1)	Total ($m)
J.P. Morgan	$2.36	$8	$7.32	$17.68
Barclays	2.36	4	5.99	12.35
Citigroup	0.53	20	—	20.53
Total	$5.25	$32	$13.31	$50.56

(1)
Note that these fees only represent the deferred underwriting commissions which are conditional upon the completion of the Business Combination. They are a portion of the aggregate fees payable in relation to the Qell IPO.

Certain Information Relating to Holdco
Listing of Holdco Class A Shares and Holdco Public Warrants on Nasdaq
Holdco Class A Shares and Holdco Public Warrants currently are not traded on a stock exchange. Holdco intends to apply to list the Holdco Class A Shares and the Holdco Public Warrants on Nasdaq under the symbols “LILM” and “LILMW,” respectively, upon the closing of the Business Combination.

Restrictions on Resales
All Holdco Class A Shares and Holdco Public Warrants received by Qell public shareholders in the Business Combination are expected to be freely tradable, except that Holdco Class A Shares and Holdco Public Warrants received in the Business Combination by persons who become affiliates of Holdco for purposes of Rule 144 under the Securities Act may be resold by them only in transactions permitted by Rule 144, or as otherwise permitted under the Securities Act. Persons who may be deemed affiliates of Holdco generally include individuals or entities that control, are controlled by or are under common control with, Holdco and may include the directors and executive officers of Holdco, as well as its principal shareholders.
Delisting of Qell Ordinary Shares and Deregistration of Qell
Qell and Lilium anticipate that, following consummation of the Business Combination, the Qell Class A Ordinary Shares, Qell Public Units and Qell Public Warrants will be delisted from Nasdaq, and Qell will be deregistered under the Exchange Act.
Emerging Growth Company; Foreign Private Issuer
Holdco is an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 (“JOBS Act”). Holdco will remain an “emerging growth company” until the earliest to occur of (i) the last day of the fiscal year (a) following the fifth anniversary of the closing of the Business Combination, (b) in which Holdco has total annual gross revenue of at least $1.07 billion or (c) in which Holdco is deemed to be a large accelerated filer, which means the market value of Holdco Shares held by non-affiliates exceeds $700 million as of the last business day of Holdco’s prior second fiscal quarter, and (ii) the date on which Holdco issued more than $1.0 billion in non-convertible debt during the prior three-year period. Holdco intends to take advantage of exemptions from various reporting requirements that are applicable to most other public companies, whether or not they are classified as “emerging growth companies,” including, but not limited to, an exemption from the provisions of Section 404(b) of the Sarbanes-Oxley Act requiring that Holdco’s independent registered public accounting firm provide an attestation report on the effectiveness of its internal control over financial reporting and reduced disclosure obligations regarding executive compensation.
As a “foreign private issuer,” Holdco will be subject to different U.S. securities laws than domestic U.S. issuers. The rules governing the information that Holdco must disclose differ from those governing U.S. corporations pursuant to the Exchange Act. Holdco will be exempt from the rules under the Exchange Act prescribing the furnishing and content of proxy statements to shareholders. Those proxy statements are not expected to conform to Schedule 14A of the proxy rules promulgated under the Exchange Act. As a foreign private issuer, Holdco will be exempt from a number of rules under the U.S. securities laws and will be permitted to file less information with the SEC than a U.S. company. In addition, as a “foreign private issuer,” Holdco’s officers and directors and holders of more than 10% of the issued and outstanding Holdco Shares, will be exempt from the rules under the Exchange Act requiring insiders to report purchases and sales of ordinary shares as well as from Section 16 short swing profit reporting and liability.
Comparison of Shareholder Rights
Until consummation of the Merger, Cayman Islands law and the Qell amended and restated memorandum and articles of association will continue to govern the rights of Qell shareholders. After consummation of the Merger, Dutch law and the Holdco Articles of Association will govern the rights of Holdco shareholders.
There are certain differences in the rights of Qell shareholders prior to the Business Combination and the rights of Holdco shareholders after the Business Combination. Please see the section entitled “Comparison of Shareholder Rights.”
Certain Tax Consequences of the Business Combination
Please see the section entitled “Material Tax Considerations.”

Accounting Treatment of the Business Combination
The Business Combination will be accounted for as a capital reorganization. Under this method of accounting, Qell will be treated as the “acquired” company for financial reporting purposes. Accordingly, the Business Combination will be treated as the equivalent of Lilium issuing shares at the closing of the Business Combination for the net assets of Qell as of the closing date, accompanied by a recapitalization. The net assets of Qell will be stated at historical cost, with no goodwill or other intangible assets recorded.
Lilium has been determined to be the accounting acquirer based on evaluation of the following facts and circumstances:
•
Lilium’s shareholders will have the largest voting interest in Holdco under both the no redemption and maximum redemption scenarios;

•
The board of directors of the post-combination company has at least five and up to a total of nine members, and Lilium has the ability to nominate the majority of the members of the board of directors;

•
Lilium’s senior management is the senior management of the post-combination company;

•
The business of Lilium will comprise the ongoing operations of Holdco; and

•
Lilium is the larger entity, in terms of substantive operations and employee base.

The Business Combination, which is not within the scope of IFRS 3 since Qell does not meet the definition of a business in accordance with IFRS 3, is accounted for within the scope of IFRS 2. Any excess of fair value of Holdco’s Shares issued over the fair value of Qell’s identifiable net assets acquired represents compensation for the service of a stock exchange listing for its shares and is expensed as incurred.
Appraisal Rights
Appraisal rights are not available to holders of Qell shares or Lilium shares in connection with the Business Combination.

MATERIAL TAX CONSIDERATIONS
Material U.S. Federal Income Tax Considerations
The following discussion summarizes certain U.S. federal income tax considerations generally applicable to (i) the Merger to holders of Qell Class A Ordinary Shares and Qell Public Warrants (collectively, the “Qell securities”), (ii) the subsequent ownership and disposition of Holdco Class A Shares and Holdco Public Warrants (collectively, the “Holdco securities”) received by holders of Qell securities in connection with the Merger and (iii) the exercise of redemption rights by holders of Qell Class A Ordinary Shares. This discussion addresses only those holders of Qell securities (and, following the Business Combination, holders of Holdco securities) that hold their Qell securities and Holdco securities as capital assets (generally, property held for investment). This discussion is a summary only and does not consider all aspects of U.S. federal income taxation that may be relevant to a holder of Qell securities or Holdco securities subject to special rules, including:
•
Qell’s sponsor, founders, officers or directors;

•
banks, financial institutions or financial services entities;

•
brokers;

•
dealers or traders in securities, commodities or currencies;

•
S corporations, partnerships, or other entities or arrangements classified as partnerships for U.S. federal income tax purposes;

•
tax-exempt entities;

•
governments or agencies or instrumentalities thereof;

•
insurance companies;

•
regulated investment companies;

•
real estate investment trusts;

•
U.S. expatriates and certain former or long-term residents of the United States;

•
persons that actually or constructively own ten percent or more of Qell’s Ordinary shares (by vote or value) or Holdco’s Shares (by vote or value);

•
persons that acquired Qell securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation or in connection with services;

•
persons that hold Qell securities or Holdco securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction; and

•
U.S. Holders (as defined below) whose functional currency is not the U.S. dollar.

Moreover, the discussion below is based upon the provisions of the Code, the Treasury regulations promulgated thereunder and administrative and judicial interpretations thereof, all as of the date hereof. Those authorities may be repealed, revoked, modified or subject to differing interpretations, possibly on a retroactive basis, so as to result in U.S. federal income tax consequences different from those discussed below. Furthermore, this discussion does not address any aspect of U.S. federal non-income tax laws, such as gift, estate or Medicare contribution tax laws, or state, local or non-U.S. tax laws.
We have not sought, and will not seek, a ruling from the IRS as to any U.S. federal income tax consequence described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.
As used herein, the term “U.S. Holder” means a beneficial owner of Qell securities or Holdco securities that is for U.S. federal income tax purposes: (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source or (iv) a trust if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, or (B) it has in effect a valid election to be treated as a U.S. person.
This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold Qell securities or Holdco securities through such entities. If a partnership (or other entity or arrangement classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of Qell securities or Holdco securities, the U.S. federal income tax treatment of a partner in the partnership generally will depend on the status of the partner and the activities of the partner and the partnership. Partners of any partnership holding Qell securities or Holdco securities are urged to consult their tax advisors.
THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE MERGER, THE OWNERSHIP AND DISPOSITION OF HOLDCO SECURITIES AND THE EXERCISE OF REDEMPTION RIGHTS WITH RESPECT TO QELL CLASS A ORDINARY SHARES. EACH HOLDER OF QELL SECURITIES IS URGED TO CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER THE MERGER, THE OWNERSHIP AND DISPOSITION OF HOLDCO SECURITIES AND THE EXERCISE OF REDEMPTION RIGHTS WITH RESPECT TO QELL CLASS A ORDINARY SHARES, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL, AND NON-U.S. TAX LAWS.
Characterization of a Qell Public Unit
No statutory, administrative or judicial authority directly addresses the treatment of a Qell Public Unit, or instruments similar to a Qell Public Unit, for U.S. federal income tax purposes, and therefore, that treatment is not entirely clear. The separation of a Qell Public Unit into a Qell Class A Ordinary Shares and one-third of a Qell Public Warrant in connection with the consummation of the Business Combination, or in connection with a Redemption, as described below under the heading “— Tax Consequences for U.S. Investors Exercising Redemption Rights,” generally should not be a taxable event for U.S. federal income tax purposes. However, this treatment is not binding on the IRS or the courts. Because there are no authorities that directly address instruments that are similar to the Qell Public Units, no assurance can be given that the IRS or the courts will agree with the characterization described above or the discussion below. Accordingly, each holder of Qell securities is urged to consult its tax advisor regarding the tax treatment of a Qell Public Unit in connection with the consummation of the Business Combination, or in connection with a Redemption. The balance of this discussion assumes that the characterization of the Qell Public Units described above is respected for U.S. federal income tax purposes.
The Merger
The discussion under this heading “—The Merger” constitutes the opinion of Goodwin Procter, United States tax counsel to Qell, insofar as it discusses the material U.S. federal income tax considerations applicable to U.S. Holders of Qell securities as a result of the Merger, based on, and subject to, customary assumptions, qualifications and limitations, and the assumptions, qualifications and limitations herein and in the opinion included as Exhibit 8.1 hereto.
The Merger will constitute a reorganization under Section 368(a)(1)(F) of the Code, and the Merger (together with the making of the election for Merger Sub to be treated as a disregarded entity for U.S. federal income tax purposes) will be treated for U.S. federal income tax purposes as if Qell (i) transferred all of its assets and liabilities to Holdco in exchange for all of the Holdco Class A Shares and Holdco Public Warrants and then (ii) distributed the Holdco Class A Shares and Holdco Public Warrants to the shareholders and warrant holders of Qell in liquidation of Qell.
No gain or loss will be recognized by Qell as a result of the Merger.
Subject to the following paragraph, a holder of Qell Class A Ordinary Shares and Qell Public Warrants that exchanges its Qell Class A Ordinary Shares and Qell Public Warrants pursuant to the Merger will not recognize gain or loss on the exchange of Qell Class A Ordinary Shares and Qell Public Warrants for Holdco securities. The aggregate adjusted tax basis of a holder of Qell Class A Ordinary Shares in the Holdco Class A Shares received as a result of the Merger will equal the aggregate adjusted tax basis of the Qell Class A Ordinary Shares surrendered in the exchange, and the aggregate adjusted tax basis in the Holdco Public Warrants received as a result of the Merger will equal the aggregate adjusted tax basis of the Qell Public Warrants surrendered in the exchange. The holding period in the Holdco securities received in the exchange will include the holding period for the Qell Class A Ordinary Shares and Qell Public Warrants surrendered in the exchange. Holders of Qell Class A Ordinary Shares and Qell Public Warrants that hold Qell Class A Ordinary Shares and Qell Public Warrants with differing tax bases or holding periods are urged to consult their tax advisors with regard to identifying the tax bases and holding periods of the particular Holdco Class A Shares and Holdco Public Warrants received in connection with the Merger.
Pursuant to Section 367 of the Code and the Treasury regulations thereunder, a U.S. Holder of Qell Class A Ordinary Shares and Qell Public Warrants that will own (directly, indirectly or by attribution) 5 percent or more (by vote or value) of the Holdco securities immediately following the Merger may be required to file with the Internal Revenue Service a “gain recognition agreement” in order to defer the gain, if any, realized, upon exchanging their Qell Class A Ordinary Shares and Qell Public Warrants for Holdco securities. Although we believe U.S. Holders should not be required to file a gain recognition agreement to defer their gain, Treasury regulations with respect to this issue are unclear. Consequently, each U.S. Holder should consult its tax advisors to determine whether to file such an agreement.
U.S. Holders
Holdco Class A Shares and Holdco Public Warrants
Taxation of distributions
Subject to the PFIC rules discussed below, a U.S. Holder generally will be required to include in gross income as dividends the amount of any cash distribution (including the amount of any tax withheld) paid on Holdco Class A Shares to the extent the distribution is paid out of Holdco’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Such dividends paid by Holdco will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. Distributions in excess of such earnings and profits generally will be applied against and reduce (but not below zero) the U.S. Holder’s basis in its Holdco Class A Shares and, to the extent in excess of such basis, will be treated as gain from the sale or exchange of such Holdco Class A Shares (see “— Gain or loss on sale or other taxable disposition of Holdco securities” below). The amount of any dividend income paid in foreign currency will be the U.S. dollar amount calculated by reference to the exchange rate in effect on the date of actual or constructive receipt, regardless of whether the payment is in fact converted into U.S. dollars. If the dividend is converted into U.S. dollars on the date of receipt, a U.S. Holder should not be required to recognize foreign currency gain or loss in respect of the dividend income. A U.S. Holder may have foreign currency gain or loss if the dividend is converted into U.S. dollars after the date of receipt. Any foreign currency gain or loss will be treated as ordinary income or ordinary loss.
For non-corporate U.S. Holders, subject to certain exceptions (including, but not limited to, dividends treated as investment income for purposes of the investment interest deduction limitations), dividends generally will be taxed at the lower rates applicable to long-term capital gains (see “— Gain or loss on sale or other taxable disposition of Holdco securities” below) only if the Holdco Class A Shares are readily tradable on an established securities market in the United States, Holdco is not treated as a PFIC at the time the dividend is paid or in the preceding taxable year and provided certain holding period requirements are met. U.S. Holders should consult their tax advisors regarding the availability of such lower rate for any dividends paid with respect to the Holdco Class A Shares.
For foreign tax credit limitation purposes, dividends will generally be treated as passive category income. The rules governing foreign tax credits are complex and U.S. Holders should therefore consult their tax advisors regarding the effect of the receipt of dividends for foreign tax credit limitation purposes.

Gain or loss on sale or other taxable disposition of Holdco securities
Subject to the PFIC rules discussed below, a U.S. Holder generally will recognize capital gain or loss on the sale or other taxable disposition of Holdco securities. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for such Holdco securities exceeds one year at the time of such sale or other taxable disposition.
The amount of gain or loss recognized on a sale or other taxable disposition generally will be equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such disposition with respect to the Holdco Class A Shares or Holdco Public Warrants and (ii) the U.S. Holder’s adjusted tax basis in such Class A Shares or Holdco Public Warrants, respectively. Long-term capital gain recognized by a non-corporate U.S. Holder is currently eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.
Exercise or lapse of a Holdco Public Warrant
Subject to the PFIC rules discussed below and except as discussed below with respect to the cashless exercise of a Holdco Public Warrant, a U.S. Holder generally will not recognize gain or loss upon the acquisition of a Holdco Class A Share on the exercise of a Holdco Public Warrant for cash. A U.S. Holder’s initial tax basis in a Holdco Class A Share received upon exercise of the Holdco Public Warrant generally will equal the sum of the U.S. Holder’s initial investment in the Holdco Public Warrant and the exercise price. It is unclear whether a U.S. Holder’s holding period for the Holdco Class A Share will commence on the date of exercise of the Holdco Public Warrant or the day following the date of exercise of the Holdco Public Warrant; in either case, the holding period will not include the period during which the U.S. Holder held the Holdco Public Warrant. If a Holdco Public Warrant is allowed to lapse unexercised, a U.S. Holder generally will recognize a capital loss equal to its tax basis in the Holdco Public Warrant.
The tax consequences of a cashless exercise of a Holdco Public Warrant are not clear under current law. A cashless exercise may not be taxable, either because the exercise is not a realization event or because the exercise is treated as a recapitalization for U.S. federal income tax purposes. In either situation, a U.S. Holder’s tax basis in the Holdco Class A Shares received generally would equal the U.S. Holder’s tax basis in the Holdco Public Warrants surrendered. If the cashless exercise were not a realization event, it is unclear whether a U.S. Holder’s holding period for the Holdco Class A Share will commence on the date of exercise of the Holdco Public Warrant or the day following the date of exercise of the Holdco Public Warrant. If the cashless exercise were treated as a recapitalization, the holding period of the Holdco Class A Shares would include the holding period of the Holdco Public Warrants.
It is also possible that a cashless exercise may be treated as a taxable exchange of a portion of the Holdco Public Warrants surrendered in which gain or loss would be recognized. In such event, a U.S. Holder may be deemed to have surrendered a number of Holdco Public Warrants having a value equal to the exercise price for the total number of Holdco Public Warrants to be exercised. Subject to the PFIC rules discussed below, the U.S. Holder would recognize capital gain or loss in an amount equal to the difference between the fair market value of the Holdco Public Warrants deemed surrendered and the U.S. Holder’s tax basis in such Holdco Public Warrants. In this case, a U.S. Holder’s tax basis in the Holdco Class A Shares received would equal the sum of the U.S. Holder’s initial investment in the Holdco Public Warrants exercised and the exercise price of such Holdco Public Warrants. It is unclear whether a U.S. Holder’s holding period for the Holdco Class A Shares would commence on the date of exercise of the Holdco Public Warrants or the day following the date of exercise of the Holdco Public Warrants.
Due to the absence of authority on the U.S. federal income tax treatment of a cashless exercise, there can be no assurance which of the alternative tax consequences and holding periods described above would be adopted by the IRS or a court of law. Accordingly, a U.S. Holder should consult its tax advisor regarding the tax consequences of a cashless exercise.
While not free from doubt, a redemption of Holdco Public Warrants for Holdco Class A Shares should be treated as a “recapitalization” for U.S. federal income tax purposes. Accordingly, subject to the PFIC rules discussed, a U.S. Holder should not recognize any gain or loss on the redemption of Holdco Public Warrants for Holdco Class A Shares. In such event, a U.S. Holder’s aggregate tax basis in the Holdco

Class A Shares received in the redemption generally should equal the U.S. Holder’s aggregate tax basis in the Holdco Public Warrants redeemed and the holding period for the Holdco Class A Shares should include the U.S. Holder’s holding period for the surrendered Holdco Public Warrants. However, there is some uncertainty regarding this tax treatment and it is possible such a redemption could be treated in part as a taxable exchange in which gain or loss would be recognized in a manner similar to that discussed above for a cashless exercise of Holdco Public Warrants. Accordingly, a U.S. Holder is urged to consult its tax advisor regarding the tax consequences of a redemption of Holdco Public Warrants for Holdco Class A Shares.
Subject to the PFIC rules described below, if Holdco Public Warrants are redeemed for cash or if Holdco Public Warrants are purchased in an open market transaction, such redemption or purchase generally will be treated as a taxable disposition to the U.S. Holder, taxed as described above in “— Gain or loss on sale or other taxable disposition of Holco securities.”
Possible constructive distributions
The terms of each Holdco Public Warrant provide for an adjustment to the number of Holdco Class A Shares for which the Holdco Public Warrant may be exercised or to the exercise price of the Holdco Public Warrant in certain events. An adjustment which has the effect of preventing dilution generally is not taxable. The U.S. Holders of the Holdco Public Warrants would, however, be treated as receiving a constructive distribution from Holdco if, for example, the adjustment increases the U.S. Holder’s proportionate interest in Holdco’s assets or earnings and profits (e.g., through an increase in the number of Holdco Class A Shares that would be obtained upon exercise) as a result of a distribution of cash or other property to the holders of Holdco Class A Shares which is taxable to the U.S. Holders of such Holdco Class A Shares as described in “— Taxation of distributions” above. Such constructive distribution would be subject to tax as described in that section in the same manner as if the U.S. Holders of the Holdco Public Warrants received a cash distribution from Holdco equal to the fair market value of such increased interest and would increase a U.S. Holder’s adjusted tax basis in its Holdco Public Warrants to the extent that such distribution is treated as a dividend.
Passive foreign investment company rules
The treatment of U.S. Holders of Holdco Class A Shares and Holdco Public Warrants could be materially different from that described above if Qell or Holdco is or was treated as a passive foreign investment company (“PFIC”) for U.S. federal income tax purposes.
A non-U.S. corporation will be classified as a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (ordinarily determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.
It is uncertain whether Qell was treated as a PFIC or Holdco will be treated as a PFIC for U.S. federal income tax purposes. Although Holdco’s PFIC status is determined annually, an initial determination that Qell was a PFIC or that Holdco is a PFIC will generally apply for subsequent years to a U.S. Holder who held Qell Class A Ordinary Shares, Qell Public Warrants, Holdco Class A Shares or Holdco Public Warrants while Qell or Holdco was a PFIC, whether or not Qell or Holdco meets the test for PFIC status in subsequent years.
If Qell is determined to be a PFIC with respect to a U.S. Holder who exchanges Qell Class A Ordinary Shares or Qell Public Warrants for Holdco Class A Shares or Holdco Public Warrants in connection with the Merger, and such U.S. Holder did not make any of the PFIC elections (described below) with respect to the Qell Class A Ordinary Shares or Qell Public Warrants, then although not free from doubt, Holdco would also be treated as a PFIC as to such U.S. Holder with respect to such Holdco Class A Shares and Holdco Public Warrants even if Holdco did not meet the test for PFIC status. In addition, if this rule were to apply, such U.S. Holder would be treated for purposes of the PFIC rules as if it held such Holdco Class A

Shares and Holdco Public Warrants for a period that includes its holding period for the Qell Class A Ordinary Shares and Qell Public Warrants exchanged therefor, respectively. In addition, if Qell is determined to be a PFIC, any income or gain recognized by a U.S. Holder electing to have its Qell Class A Ordinary Shares redeemed, as described below under the heading “— Tax Consequences for U.S. Investors Exercising Redemption Rights,” would generally be subject to a special tax and interest charge if such U.S. Holder did not make either a qualified electing fund (“QEF”) election or a mark-to-market election for Qell’s first taxable year as a PFIC in which such U.S. Holder held (or was deemed to hold) such shares, or a QEF election along with an applicable purging election (collectively, the “PFIC Elections”).
If Qell or Holdco is determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder of Holdco Class A Shares or Holdco Public Warrants and, in the case of Holdco Class A Shares, the U.S. Holder did not make an applicable PFIC Election, such U.S. Holder generally would be subject to special and adverse rules with respect to (i) any gain recognized by the U.S. Holder on the sale or other disposition of its Holdco Class A Shares or Holdco Public Warrants and (ii) any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of the Holdco Class A Shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for the Holdco Class A Shares).
Under these rules:
•
the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for the Holdco Class A Shares or Holdco Public Warrants (including any portion of such holding period prior to the Merger);

•
the amount allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of Holdco’s first taxable year in which Holdco was a PFIC, will be taxed as ordinary income;

•
the amount allocated to other taxable years (or portions thereof) of the U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

•
an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder with respect to the tax attributable to each such other taxable year of the U.S. Holder.

PFIC elections
In general, if Qell was not a PFIC but Holdco is determined to be a PFIC, a U.S. Holder may avoid the adverse PFIC tax consequences described above in respect of the Holdco Class A Shares (but not the Holdco Public Warrants) by making and maintaining a timely and valid QEF election (if eligible to do so) to include in income its pro rata share of Holdco’s net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the U.S. Holder in which or with which Holdco’s taxable year ends. A U.S. Holder generally may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.
It is not entirely clear how various aspects of the PFIC rules apply to the Holdco Public Warrants. However, a U.S. Holder may not make a QEF election with respect to its Holdco Public Warrants to acquire Holdco Class A Shares. As a result, if a U.S. Holder sold or otherwise disposed of such Holdco Public Warrants (other than upon exercise of such Holdco Public Warrants for cash) and Holdco was a PFIC at any time during the U.S. Holder’s holding period of such Holdco Public Warrants, any gain recognized generally would be treated as an excess distribution, taxed as described above. If a U.S. Holder that exercises such Holdco Public Warrants properly makes and maintains a QEF election with respect to the newly acquired Holdco Class A Shares (or has previously made a QEF election with respect to the Holdco Class A Shares), the QEF election will apply to the newly acquired Holdco Class A Shares. Notwithstanding such QEF election, the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired Holdco Class A Shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the U.S. Holder’s holding period in the Holdco Public Warrants), unless the U.S. Holder makes a purging election under the PFIC rules. Under one type of purging election, the U.S. Holder will be deemed to have sold such shares at their fair market value and any gain recognized on such deemed sale will be treated as an excess distribution, as described above. Under another type of purging election, an electing U.S. Holder will be treated as having received as an excess distribution its ratable share of Holdco’s earnings and profits determined for U.S. federal income tax purposes. In order for a U.S. Holder to make the second election, Holdco must also be a “controlled foreign corporation” as defined in the Code, and there are no assurances that Holdco will so qualify. As a result of either purging election, the U.S. Holder will have a new basis and holding period in the Holdco Class A Shares acquired upon the exercise of the Holdco Public Warrants for purposes of the PFIC rules.
The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Information Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC Annual Information Statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. Holders should consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.
In order to comply with the requirements of a QEF election, a U.S. Holder must receive a PFIC Annual Information Statement from us. If Holdco determines that it is a PFIC for any taxable year, upon written request, it will endeavor to provide to a U.S. Holder such information as the IRS may require, including a PFIC Annual Information Statement, in order to enable the U.S. Holder to make and maintain a QEF election, but there is no assurance that Holdco will timely provide such required information. There is also no assurance that Holdco will have timely knowledge of its status as a PFIC in the future or of the required information to be provided.
If a U.S. Holder has made a QEF election with respect to Holdco Class A Shares, and the excess distribution rules discussed above do not apply to such shares (because of a timely QEF election or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of the Holdco Class A Shares generally will be taxable as capital gain and no additional tax charge will be imposed under the PFIC rules. As discussed above, if Holdco is a PFIC for any taxable year, a U.S. Holder of Holdco Class A Shares that has made a QEF election will be currently taxed on its pro rata share of Holdco’s earnings and profits, whether or not distributed for such year. A subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable when distributed to such U.S. Holder. The tax basis of a U.S. Holder’s shares in an entity for which a QEF election has been made will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. In addition, if Holdco is not a PFIC for any taxable year, such U.S. Holder will not be subject to the QEF inclusion regime with respect to the Holdco Class A Shares for such taxable year.
Alternatively, if Holdco is a PFIC and the Holdco Class A Shares constitute “marketable stock,” a U.S. Holder may avoid the adverse PFIC tax consequences discussed above if such U.S. Holder, at the close of the first taxable year in which it holds (or is deemed to hold) the Holdco Class A Shares, makes a mark-to-market election with respect to such shares for such taxable year. Such U.S. Holder generally will include for each of its taxable years as ordinary income the excess, if any, of the fair market value of its Holdco Class A Shares at the end of such year over its adjusted basis in its Holdco Class A Shares. The U.S. Holder also will recognize an ordinary loss in respect of the excess, if any, of its adjusted basis of its Holdco Class A Shares over the fair market value of its Holdco Class A Shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The U.S. Holder’s basis in its Holdco Class A Shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of its Holdco Class A Shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to Holdco Public Warrants.

The mark-to-market election is available only for “marketable stock,” generally, stock that is regularly traded on a national securities exchange that is registered with the SEC, including Nasdaq (on which the Holdco Class A Shares will be listed), or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. U.S. Holders should consult their tax advisors regarding the availability and tax consequences of a mark-to-market election with respect to the Holdco Class A Shares under their particular circumstances.
If Holdco is a PFIC and, at any time, has a foreign subsidiary that is classified as a PFIC, U.S. Holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if Holdco receives a distribution from, or disposes of all or part of Holdco’s interest in, the lower-tier PFIC or the U.S. Holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. U.S. Holders are urged to consult their tax advisors regarding the tax issues raised by lower-tier PFICs.
A U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or mark-to-market election is made) and such other information as may be required by the U.S. Treasury Department. Failure to do so, if required, will extend the statute of limitations until such required information is furnished to the IRS.
The rules dealing with PFICs and with the QEF and mark-to-market elections are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. Holders of the Holdco Class A Shares and Holdco Public Warrants should consult their tax advisors concerning the application of the PFIC rules to Holdco securities under their particular circumstances.
Tax Consequences for U.S. Holders Exercising Redemption Rights
The following discussion assumes that any redemption of Qell Class A Ordinary Shares pursuant to the redemption provisions described in the section entitled “General Meeting of Shareholders — Redemption Rights” (a “Redemption”) is treated as a transaction that is separate from the other transactions contemplated by the Business Combination, including the Merger.
Redemption of Class A Shares
The treatment for U.S. federal income tax purposes of a U.S. Holder that elects to redeem some or all of its Qell Class A Ordinary Shares in a Redemption, subject to the discussion of the PFIC rules above, will generally depend on whether the Redemption qualifies as a sale of the Qell Class A Ordinary Shares under Section 302 of the Code taxable as described below under the heading “— Taxable sale or exchange of Qell Class A Ordinary Shares,” or rather as a distribution taxable as described below under the heading “— Taxation of distributions.” Generally, whether the Redemption qualifies for sale or distribution treatment will depend largely on the total number of shares of Qell’s stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning Qell Public Warrants) relative to all of Qell’s shares held or treated as held by the U.S. Holder immediately before such Redemption. A Redemption of Qell Class A Ordinary Shares generally will be treated as a sale of the Qell Class A Ordinary Shares (rather than as a distribution) if the Redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in Qell or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder.
In determining whether any of the foregoing tests are satisfied, a U.S. Holder generally takes into account not only stock actually owned by the U.S. Holder, but also shares of Qell’s stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include Qell Class A Ordinary Shares which could be acquired pursuant to the exercise of any Qell Public Warrants held by it. In order to meet the substantially disproportionate test, the percentage of Qell’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the Redemption of Qell Class A Ordinary Shares must, among other requirements, be less than 80% of such voting stock actually and constructively owned by the U.S. Holder immediately before the Redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of Qell’s stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of Qell’s stock actually owned by the U.S. Holder are redeemed, and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members, the U.S. Holder does not constructively own any other stock and certain other requirements are met. A Redemption of the Qell Class A Ordinary Shares will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in Qell. Whether the Redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in Qell will depend on the particular facts and circumstances. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the foregoing tests are satisfied, then the Redemption generally will be treated as a distribution, and the tax consequences will be as described below under “— Taxation of distributions.”
U.S. Holders of Qell Class A Ordinary Shares considering exercising their Redemption rights are urged to consult their tax advisors to determine whether the Redemption of their Qell Class A Ordinary Shares would be treated as a sale or as a distribution under the Code.
Taxable sale or exchange of Class A Shares
Subject to the discussion of the PFIC rules above, if a Redemption qualifies as a sale of a Qell Class A Ordinary Shares (rather than a distribution with respect to such Qell Class A Ordinary Shares), a U.S. Holder generally will recognize gain or loss in an amount equal to the difference between (i) the cash received in the Redemption and (ii) the U.S. Holder’s adjusted tax basis in the Qell Class A Ordinary Shares redeemed. Any such gain or loss generally will be capital gain or loss and will be long-term capital gain or loss if the U.S. Holder’s holding period for such Qell Class A Ordinary Shares exceeds one year at the time of the Redemption. A U.S. Holder’s adjusted tax basis in a Qell Class A Ordinary Shares generally will equal the U.S. Holder’s acquisition cost of such share (which, if such share was acquired as part of a unit, is the portion of the purchase price of the unit allocated to such share or, if such share was received upon exercise of an Qell Public Warrant, the initial basis of the Qell Class A Ordinary Shares upon exercise of the Qell Public Warrant (generally determined as described above in “— U.S. Holders — Exercise or lapse of a Holdco Public Warrant”)). Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deductibility of capital losses is subject to limitations.
Taxation of distributions
Subject to the PFIC rules discussed above, if a Redemption of a Qell Class A Ordinary Shares is taxable as a distribution for U.S. federal income tax purposes, such distribution generally will be taxable as a dividend to the extent paid out of Qell’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of Qell’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its Qell Class A Ordinary Shares. Any remaining excess will be treated as gain recognized on the sale or other disposition of the Qell Class A Ordinary Shares and will be treated as described above under “— Taxable Sale or Exchange of Class A Shares.” Amounts treated as dividends that Qell pays to a U.S. Holder that is a taxable corporation generally will be taxed at regular rates and will not qualify for the dividends received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. With respect to non-corporate U.S. Holders, under tax laws currently in effect and subject to certain exceptions (including, but not limited to, dividends treated as investment income for purposes of the investment interest deduction limitations), dividends generally will be taxed at the lower applicable long-term capital gains rate only if the Qell Class A Ordinary Shares are readily tradable on an established securities market in the United States, Qell is not treated as a PFIC at the time the dividend was paid or in the preceding year and provided certain holding period requirements are met.
Non-U.S. Holders
This section applies to you if you are a “Non-U.S. Holder.” As used herein, the term “Non-U.S. Holder” means a holder who, for U.S. federal income tax purposes, is a beneficial owner of Qell securities or Holdco securities (other than a partnership or other entity or arrangement treated as a partnership for U.S. federal income tax purposes) that is not a U.S. Holder.
Dividends (including constructive dividends) paid or deemed paid to a Non-U.S. Holder in respect of Holdco Class A Shares generally will not be subject to U.S. federal income tax unless the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base that such holder maintains in the United States). In addition, a Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain attributable to a sale or other disposition of Holdco securities unless such gain is effectively connected with its conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment or fixed base that such holder maintains in the United States), or the Non-U.S. Holder is an individual who is present in the United States for a period or periods aggregating 183 days or more in the taxable year of sale or other disposition and certain other conditions are met (in which case, such gain from the United States sources generally is subject to tax at a 30% rate or a lower applicable treaty rate).
Dividends (including constructive dividends) and gains that are effectively connected with the Non-U.S. Holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base in the United States) generally will be subject to U.S. federal income tax at the same regular U.S. federal income tax rates applicable to a comparable U.S. Holder and, in the case of a Non-U.S. Holder that is a corporation for U.S. federal income tax purposes, also may be subject to an additional branch profits tax at a 30% rate or a lower applicable tax treaty rate.
The characterization for U.S. federal income tax purposes of the redemption of a Non-U.S. Holder’s Qell Class A Ordinary Shares will generally correspond to the U.S. federal income tax characterization of such a redemption of a U.S. Holder’s Class A ordinary shares, as described in “U.S. Holders — Tax consequences for U.S. Holders exercising redemption rights” above, and the consequences of the redemption to the Non-U.S. Holder will be as described in the paragraphs above under the heading “Non-U.S. Holders” based on such characterization.
The U.S. federal income tax treatment of a Non-U.S. Holder’s exercise of a Holdco Public Warrant, or the lapse or redemption of a Holdco Public Warrant held by a Non-U.S. Holder, generally will correspond to the U.S. federal income tax treatment of the exercise by a U.S. Holder or the lapse or redemption of a Holdco Public Warrant held by a U.S. Holder, as described in “— U.S. Holders — Exercise or lapse of a Holdco Public Warrant” above, although to the extent a cashless exercise results in a taxable exchange, the consequences would be similar to those described in the preceding paragraphs above for a Non-U.S. Holder’s gain on the sale or other disposition of Holdco securities.
Backup Withholding and Tax Reporting
In general, information reporting requirements will apply to dividends received by U.S. Holders of Holdco Class A Shares (including constructive dividends), and the proceeds received on the disposition of Holdco Class A Shares and Holdco Public Warrants effected within the United States (and, in certain cases, outside the United States), in each case, other than U.S. Holders that are exempt recipients (such as certain corporations). Information reporting requirements will also apply to redemptions of Qell Class A Ordinary Shares from U.S. Holders. Backup withholding (currently at a rate of 24%) may apply to such amounts if the U.S. Holder fails to provide an accurate taxpayer identification number (generally on an IRS Form W-9 provided to the paying agent or the U.S. Holder’s broker) or is otherwise subject to backup withholding. A Non-U.S. Holder generally will eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W- 8 or by otherwise establishing an exemption.
Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or credit against a holder’s U.S. federal income tax liability, if any, provided the required information is timely furnished to the IRS.
Certain U.S. Holders who are individuals and certain entities will be required to report information with respect to such U.S. Holder’s investment in “specified foreign financial assets” on IRS Form 8938

(Statement of Specified Foreign Financial Assets), subject to certain exceptions. An interest in Holdco constitutes a specified foreign financial asset for these purposes. Persons who are required to report specified foreign financial assets and fail to do so may be subject to substantial penalties and the period of limitations on assessment and collection of U.S. federal income taxes will be extended in the event of a failure to comply. U.S. Holders are urged to consult their tax advisors regarding the foreign financial asset and other reporting obligations and their application to owning Holdco securities.
Material Cayman Islands Tax Considerations
Prospective investors should consult their professional advisors on the possible tax consequences of buying, holding or selling any Qell Ordinary Shares under the laws of their country of citizenship, residence or domicile.
Cayman Islands Taxation
The following is a discussion on certain Cayman Islands income tax consequences of an investment in shares of a Cayman Islands company. The discussion is a general summary of present law, which is subject to prospective and retroactive change. It is not intended as tax advice, does not consider any investor’s particular circumstances, and does not consider tax consequences other than those arising under Cayman Islands law. On this basis, the following discussion is the opinion of Campbells, Cayman Islands counsel.
Under Existing Cayman Islands Laws
Payments of dividends and capital in respect of shares will not be subject to taxation in the Cayman Islands and no withholding will be required on the payment of interest and principal or a dividend or capital to any holder of shares, as the case may be, nor will gains derived from the disposal of the Qell Class A Ordinary Shares be subject to Cayman Islands income or corporation tax. The Cayman Islands currently has no income, corporation or capital gains tax and no estate duty, inheritance tax or gift tax.
No stamp duty is payable with respect to the issue of shares or on an instrument of transfer in respect of a share. However, an instrument of transfer in respect of our securities, including our warrants, is stampable if executed in or brought into the Cayman Islands.
Qell has been incorporated under the laws of the Cayman Islands as an exempted company with limited liability and, as such, has obtained an undertaking from the Financial Secretary of the Cayman Islands in the following form:
The Tax Concessions Act
(2018 Revision)
Undertaking as to Tax Concessions
In accordance with Section 6 of the Tax Concessions Act (2018 Revision) the Financial Secretary undertakes with Qell:
(a)
that no Law which is hereafter enacted in the Islands imposing any tax to be levied on profits, income, gains or appreciations shall apply to Qell or its operations; and

(b)
in addition, that no tax to be levied on profits, income, gains or appreciations or which is in the nature of estate duty or inheritance tax shall be payable:

(i)
on or in respect of the shares, debentures or other obligations of Qell; or

(ii)
by way of the withholding in whole or part, of any relevant payment as defined in Section 6(3) of the Tax Concessions Act (2018 Revision).

These concessions shall be for a period of THIRTY years from 27 August 2020.

Material Dutch Tax Considerations — Holdco Shares and Holdco Public Warrants
Taxation in the Netherlands
This section outlines the principal Dutch tax consequences of the acquisition, holding, settlement, redemption and disposal of the Holdco Shares and the acquisition, holding, exercise, and disposal of the Holdco Public Warrants. It does not present a comprehensive or complete description of all aspects of Dutch tax law which could be of relevance to a holder of Holdco Shares (a “Shareholder”) or a holder of Holdco Public Warrants. For Dutch tax purposes, a Shareholder or holder of Holdco Public Warrants may include an individual who, or an entity that, does not hold the legal title to the Holdco Shares or Holdco Public Warrants, but to whom, or to which, nevertheless the Holdco Shares or Holdco Public Warrants, or the income thereof, are attributed based either on such individual or entity owning a beneficial interest in the Holdco Shares or Holdco Public Warrants or based on specific statutory provisions. These include statutory provisions pursuant to which Holdco Shares or Holdco Public Warrants are attributed to an individual who is, or who has directly or indirectly inherited from a person who was, the settlor, grantor or similar originator of a trust, foundation or similar entity that holds the Holdco Shares or Holdco Public Warrants.
This section is intended as general information only. A prospective Shareholder or prospective holder of Holdco Public Warrants should consult his own tax adviser regarding the tax consequences of any acquisition, holding, redemption and disposal of Holdco Shares or acquisition, holding, exercise, or disposal of Holdco Public Warrants.
Except as otherwise provided, this section is based on Dutch tax law as applied and interpreted by Dutch tax courts and as published and in effect on the date of this proxy statement/prospectus, including, for the avoidance of doubt, the tax rates applicable on the date hereof, without prejudice to any amendments introduced at a later date and implemented with or without retroactive effect. On this basis, the statements included in this section are the opinion of (mening van) Houthoff Coöperatief U.A.
Any reference in this section made to Dutch taxes, Dutch tax or Dutch tax law must be construed as a reference to any taxes of any nature levied by or on behalf of the Netherlands or any of its subdivisions or taxing authorities or to the law governing such taxes, respectively. The Netherlands means the part of the Kingdom of the Netherlands located in Europe.
Any reference hereafter made to a treaty for the avoidance of double taxation concluded by the Netherlands includes the Tax Regulation for the Kingdom of the Netherlands (Belastingregeling voor het Koninkrijk), the Tax Regulations for the Netherlands and Curacao (Belastingregeling Nederland Curaçao), the Tax Regulations for the Netherlands and Sint Maarten (Belastingregeling Nederland Sint Maarten) and the Tax Regulation for the State of the Netherlands (Belastingregeling voor het land Nederland).
This section does not describe any Dutch tax considerations or consequences that may be relevant to a Shareholder or holder of Holdco Public Warrants:
(i)
who is an individual and for whom the income or capital gains derived from the Holdco Shares or Holdco Public Warrants are attributable to employment activities, the income from which is taxable in the Netherlands;

(ii)
who has, or that has, a substantial interest (aanmerkelijk belang) or a fictitious substantial interest (fictief aanmerkelijk belang) in Holdco within the meaning of chapter 4 of the Dutch Income Tax Act 2001 (Wet inkomstenbelasting 2001). Generally, a Shareholder or holder of Holdco Public Warrants has a substantial interest in Holdco if such Shareholder or holder of Holdco Public Warrants, alone or — in case of an individual — together with a partner for Dutch tax purposes, or any relative by blood or by marriage in the ascending or descending line (including foster-children) of either of them, directly or indirectly:

1.
owns, or holds, or is deemed to own or hold, certain rights to shares representing five percent or more of the total issued capital of Holdco, or of the issued and outstanding capital of any class of shares of Holdco;

2.
holds, or is deemed to hold, rights, including Holdco Public Warrants, to, directly or indirectly,

acquire shares, whether or not already issued, representing five percent or more of the total issued capital of Holdco, or of the issued capital of any class of shares of Holdco; or
3.
owns, or holds, or is deemed to own or hold, certain rights on profit participating certificates (winstbewijzen) that relate to five percent or more of the annual profit of Holdco or to five percent or more of the liquidation proceeds of Holdco.

A Shareholder or holder of Holdco Public Warrants who is an individual will also have a substantial interest if a partner for Dutch tax purposes or any relative by blood or by marriage in the ascending or descending line (including foster-children) of either of them has a substantial interest in Holdco.
(iii)
that is an entity which is, pursuant to the Dutch Corporate Income Tax Act 1969 (Wet op de vennootschapsbelasting 1969) (the “CITA”), not subject to Dutch corporate income tax or is in full or in part exempt from Dutch corporate income tax (such as a qualifying pension fund);

(iv)
that is an investment institution (beleggingsinstelling) as described in clause 6a or 28 CITA; or

(v)
that is required to apply the participation exemption (deelnemingsvrijstelling) with respect to the Holdco Shares, Holdco Public Warrants, or a combination thereof (as defined in clause 13 CITA). Generally, a holding of Holdco Shares or Holdco Public Warrants is considered to qualify as a participation for the participation exemption if it represents a holding of, or right to acquire, an interest of five percent or more of the nominal paid-up share capital in Holdco.

Withholding Tax on Dividend Payments
Shareholders
A Shareholder is generally subject to Dutch dividend withholding tax at a rate of 15 percent on dividends distributed by Holdco. Generally, Holdco is responsible for the withholding of such dividend withholding tax at source.
However, a Shareholder will not be subject to Dutch dividend withholding tax on dividends distributed by Holdco if, and for as long as, Holdco is resident solely in Germany for purposes of the convention between Germany and the Netherlands for the avoidance of double taxation and the prevention of fiscal evasion with respect to taxes on income (the “German-Dutch tax treaty”), unless:
(i)
the Shareholder is a Dutch Individual (as defined below) or a Dutch Corporate Entity (as defined below); or

(ii)
the Shareholder is a Non-Dutch Individual (as defined below) or a Non-Dutch Corporate Entity (as defined below) and derives profits from an enterprise, which enterprise is, in whole or in part, carried on through a permanent establishment (vaste inrichting) or a permanent representative (vaste vertegenwoordiger) in the Netherlands, to which the Holdco Shares are attributable.

The current German-Dutch tax treaty stipulates that if a company is treated as tax resident of both the Netherlands and Germany it shall be treated as resident of the country in which it has its place of effective management for purposes of the treaty. It is currently envisaged that Holdco shall have its place of effective management in Germany.
It is currently uncertain what evidence, information and documentation will be required by the Dutch tax authorities for purposes of accepting application of the German-Dutch tax treaty as described above, either at source or through a refund request by a Shareholder or a holder of a Holdco Public Warrant.
Dividends distributed by Holdco include, but are not limited to:
(i)
distributions of profits in cash or in kind, whatever they be named or in whatever form;

(ii)
proceeds from the liquidation of Holdco or proceeds from the repurchase of Holdco Shares by Holdco, other than as a temporary portfolio investment (tijdelijke belegging), in excess of the average paid-in capital recognized for Dutch dividend withholding tax purposes;

(iii)
the nominal value of Holdco Shares issued to a Shareholder or an increase in the nominal value of Holdco Shares, to the extent that no related contribution, recognized for Dutch dividend withholding tax purposes, has been made or will be made; and

(iv)
partial repayment of paid-in capital, that is

•
not recognized for Dutch dividend withholding tax purposes, or

•
recognized for Dutch dividend withholding tax purposes, to the extent that Holdco has “net profits” (zuivere winst), unless (a) the general meeting of shareholders has resolved in advance to make such repayment and (b) the nominal value of the Holdco Shares concerned has been reduced with an equal amount by way of an amendment to the articles of association of Holdco. The term “net profits” includes anticipated profits that have yet to be realized.

If a Shareholder is resident or deemed to be resident in the Netherlands, such Shareholder is generally entitled to an exemption or a credit for any Dutch dividend withholding tax against his Dutch (corporate) income tax liability and to a refund of any residual Dutch dividend withholding tax.
Depending on his specific circumstances, a Shareholder resident in a country other than the Netherlands, may be entitled to exemptions from, reduction of, or full or partial refund of, Dutch dividend withholding tax pursuant to Dutch law, EU law, the agreement on the withdrawal of the United Kingdom of Great Britain and Northern Ireland from the EU and the European Atomic Community, or treaties for avoidance of double taxation.
A Shareholder that is resident (i) in an EU member state, or (ii) the United Kingdom, or (iii) in a state that is a party to the Agreement on the European Economic Area (“EEA”; Iceland, Liechtenstein or Norway), or (iv) in a designated third state with which the Netherlands has agreed to an arrangement for the exchange of information on tax matters, is entitled to a full or partial refund of Dutch dividend withholding tax incurred in respect of Holdco Shares if the final tax burden in respect of the dividends distributed by Holdco of a comparable Dutch resident shareholder is lower than the withholding tax incurred by the non-Dutch resident Shareholder. The refund is granted upon request, and is subject to conditions and limitations. No entitlement to a refund exists if the disadvantage for the non-Dutch resident Shareholder is entirely compensated in his state of residence under the provisions of a treaty for the avoidance of double taxation concluded between this state of residence and the Netherlands.
According to Dutch domestic anti-dividend stripping rules, no credit against Dutch (corporate) income tax, exemption from, reduction in or refund of, Dutch dividend withholding tax will be granted if the recipient of the dividends paid by Holdco is not considered to be the beneficial owner (uiteindelijk gerechtigde) of such dividends.
The DWTA provides for a non-exhaustive negative description of a beneficial owner. According to the DWTA, a Shareholder will not be considered the beneficial owner of the dividends if as a consequence of a combination of transactions:
(i)
a person other than the Shareholder wholly or partly, directly or indirectly, benefits from the dividends;

(ii)
whereby this other person retains or acquires, directly or indirectly, an interest similar to that in the Holdco Shares on which the dividends were paid; and

(iii)
that other person is entitled to a credit, reduction or refund of Dutch dividend withholding tax that is less than that of the Shareholder.

Please refer to the paragraph “Risk Factors” for a risk regarding Holdco’s tax residency and the consequences thereof.
Holders of Holdco Public Warrants
The exercise of a Holdco Public Warrant does in the view of Holdco not give rise to Dutch dividend withholding tax, except to the extent (i) the exercise price paid in cash per issued Holdco Share is below the nominal value of a Holdco Share (currently, the nominal value per Holdco Class A Share is €0.12 and the exercise price is $11.50) and (ii) such difference is not charged against Holdco’s share premium reserve recognized for purposes of Dutch dividend withholding tax. If any Dutch dividend withholding tax due is not effectively withheld for the account of the relevant holder of a Holdco Public Warrant, Dutch dividend withholding tax shall be due by Holdco on a grossed-up basis, meaning that the Dutch dividend withholding tax basis shall be equal to the amount referred to in the preceding sentence multiplied by 100/85. Exceptions and relief from Dutch dividend withholding tax may apply as set forth in the preceding paragraph.
Taxes on Income and Capital Gains
Residents of the Netherlands
The description of certain Dutch tax consequences in this paragraph is only intended for the following Shareholders or holders of Holdco Public Warrants:
(i)
individuals who are resident or deemed to be resident in the Netherlands for Dutch income tax purposes (“Dutch Individuals”); and

(ii)
entities or enterprises that are subject to the CITA and are resident or deemed to be resident in the Netherlands for corporate income tax purposes (“Dutch Corporate Entities”).

Dutch Individuals engaged or deemed to be engaged in an enterprise or in miscellaneous activities
Dutch Individuals engaged or deemed to be engaged in an enterprise or who derive income from miscellaneous activities (resultaat uit overige werkzaamheden) are generally subject to income tax at statutory progressive rates with a maximum of 49.5 percent on any benefits derived or deemed to be derived from the Holdco Shares or Holdco Public Warrants, including any capital gains realized on the disposal thereof or on the exercise of Holdco Public Warrants, that are either attributable to:
(i)
an enterprise from which a Dutch Individual derives profits, whether as an entrepreneur (ondernemer) or pursuant to a co-entitlement (medegerechtigde) to the net worth of such enterprise other than as an entrepreneur or a shareholder; or

(ii)
the benefits of which are attributable to miscellaneous activities, including, without limitation, activities which are beyond the scope of active portfolio investment activities (meer dan normaal vermogensbeheer).

Dutch Individuals not engaged or deemed to be engaged in an enterprise or in miscellaneous activities
Generally, the Holdco Shares or Holdco Public Warrants held by a Dutch Individual who is not engaged or deemed to be engaged in an enterprise or miscellaneous activities, or who is so engaged or deemed to be engaged but the Holdco Shares or Holdco Public Warrants are not attributable to that enterprise or miscellaneous activities, will be subject to annual income tax imposed on a fictitious yield on the Holdco Shares or Holdco Public Warrants under the regime for savings and investments (inkomen uit sparen en beleggen). Irrespective of the actual income and capital gains realized, including the Holdco Shares received upon the exercise of a Holdco Public Warrant, the annual taxable benefit of all the assets and liabilities of a Dutch Individual that are taxed under this regime, including the Holdco Shares and Holdco Public Warrants, is set at a percentage of the positive balance of the fair market value of these assets, including the Holdco Shares and Holdco Public Warrants, and the fair market value of these liabilities. that exceeds a certain threshold (heffingvrij vermogen). The percentage of (deemed) taxable income increases as the positive balance of the fair market value of these assets increases. This percentage will be at least 1.88% up to a maximum of 5.69%.
No taxation occurs if this positive balance does not exceed the threshold, which is €50,000 in 2021. The fair market value of assets, including the Holdco Shares and Holdco Public Warrants, and liabilities that are taxed under this regime is measured once in each calendar year on January 1. The tax rate under the regime for savings and investments is a flat rate of 31 percent.

Dutch Corporate Entities
Dutch Corporate Entities are generally subject to corporate income tax at statutory rates up to 25 percent on any benefits derived or deemed to be derived from the Holdco Shares or Holdco Public Warrants, including any capital gains realized on the disposal thereof or on the exercise of Holdco Public Warrants. A reduced rate of 15 percent applies to the first €245,000 of taxable profits.
Non-residents of the Netherlands
The description of certain Dutch tax consequences in this paragraph is only intended for the following Shareholders or holders of Holdco Public Warrants:
•
individuals not resident and not deemed to be resident in the Netherlands for Dutch income tax purposes (“Non-Dutch Individuals”); or

•
entities not resident and not deemed to be resident in the Netherlands for Dutch corporate income tax purposes (“Non-Dutch Corporate Entities”).

A Non-Dutch Individual or a Non-Dutch Corporate Entity will not be subject to any Dutch taxes on income or capital gains in respect of the acquisition, holding, redemption and disposal of Holdco Shares and the acquisition, holding, exercise, and disposal of Holdco Public Warrants, other than withholding tax as described above, except if:
(i)
the Non-Dutch Individual or the Non-Dutch Corporate Entity derives profits from an enterprise, whether as entrepreneur or pursuant to a co-entitlement to the net worth of such enterprise other than as an entrepreneur or a shareholder, which enterprise is, in whole or in part, carried on through a permanent establishment (vaste inrichting) or a permanent representative (vaste vertegenwoordiger) in the Netherlands, to which the Holdco Shares or Holdco Public Warrants are attributable;

(ii)
the Non-Dutch Individual derives benefits from miscellaneous activities carried out in the Netherlands in respect of the Holdco Shares or Holdco Public Warrants, including (without limitation) activities which are beyond the scope of active portfolio investment activities;

(iii)
the Non-Dutch Corporate Entity is entitled to a share in the profits of an enterprise or a co-entitlement to the net worth of an enterprise, other than by way of securities, which enterprise is effectively managed in the Netherlands and to which enterprise the Holdco Shares or Holdco Public Warrants are attributable; or

(iv)
the Non-Dutch Individual is entitled to a share in the profits of an enterprise, other than by way of securities, which enterprise is effectively managed in the Netherlands and to which enterprise the Holdco Shares or Holdco Public Warrants are attributable.

Under certain specific circumstances, Dutch taxation rights may be restricted for Non-Dutch Individuals and Non-Dutch Corporate Entities pursuant to treaties for the avoidance of double taxation.
Dutch Gift Tax or Inheritance Tax
No Dutch gift tax or inheritance tax is due in respect of any gift of the Holdco Shares or Holdco Public Warrants by, or inheritance of the Holdco Shares or Holdco Public Warrants on the death of, a Shareholder or holder of Holdco Public Warrants, except if:
•
at the time of the gift or death of the Shareholder or holder of Holdco Public Warrants, the Shareholder or holder of Holdco Public Warrants is resident, or is deemed to be resident, in the Netherlands;

•
the Shareholder or holder of Holdco Public Warrants passes away within 180 days after the date of the gift of the Holdco Shares or Holdco Public Warrants and is not, or not deemed to be, at the time of the gift, but is, or deemed to be resident in the Netherlands at the time of his death; or

•
the gift of the Holdco Shares or Holdco Public Warrants is made under a condition precedent and the Shareholder or holder of Holdco Public Warrants is resident, or is deemed to be resident, in the Netherlands at the time the condition is fulfilled.

For purposes of Dutch gift tax or inheritance tax, an individual who is of Dutch nationality will be deemed to be resident in the Netherlands if such individual has been resident in the Netherlands at any time during the 10 years preceding the date of the gift or his death. For purposes of Dutch gift tax, any individual, irrespective of his nationality, will be deemed to be resident in the Netherlands if such individual has been resident in the Netherlands at any time during the 12 months preceding the date of the gift.
Other Taxes and Duties
No other Dutch taxes, including taxes of a documentary nature, such as capital tax, stamp or registration tax or duty, are payable by or on behalf of the Shareholder or holder of Holdco Public Warrants by reason only of the purchase, ownership and disposal of the Holdco Shares or the purchase, ownership, exercise and disposal of the Holdco Public Warrants.
Residency
A Shareholder or holder of Holdco Public Warrants will not become resident, or deemed resident, in the Netherlands for tax purposes by reason only of holding the Holdco Shares or Holdco Public Warrants.
Material German Tax Considerations — Holdco Shares and Holdco Public Warrants
The following discussion addresses certain German tax consequences of acquiring, owning, disposing or exercising, as the case may be, of the Holdco Shares and Holdco Public Warrants. With the exception of the subsections “— German Taxation of Holders of Holdco Shares — Taxation of Holders of Holdco Shares Tax Resident in Germany” and “— German Taxation of Holders of Holdco Public Warrants — Taxation of Holders of Holdco Public Warrants Tax Resident in Germany” below, which provide an overview of the taxation of the respective holders of Holdco Shares and Holdco Public Warrants that are residents of Germany, this discussion applies only to U.S. treaty beneficiaries (defined below) that acquire Holdco Shares or Holdco Public Warrants in the offering.
This discussion is based on domestic German tax laws, including, but not limited to, circulars issued by German tax authorities, which are not binding on the German courts, and the Treaty (defined below). It is based upon tax laws in effect at the time of filing of this proxy statement/prospectus. These laws are subject to change, possibly with retroactive effect. In addition, this discussion is based upon the assumption that each obligation in the deposit agreement and any related agreement will be performed in accordance with its terms. It does not purport to be a comprehensive or exhaustive description of all German tax considerations that may be of relevance in the context of acquiring, owning and disposing of the Holdco Shares or Holdco Public Warrants.
The tax information presented in this section is not a substitute for tax advice. Prospective holders of Holdco Shares or Holdco Public Warrants should consult their own tax advisors regarding the German tax consequences of the purchase, ownership, disposition, exercise, donation or inheritance of Holdco Shares or Holdco Public Warrants in light of their particular circumstances, including the effect of any state, local, or other foreign or domestic laws or changes in tax law or interpretation. The same applies with respect to the rules governing the refund of any German withholding tax (Kapitalertragsteuer) withheld. Only an individual tax consultation can appropriately account for the particular tax situation of each investor.
Taxation of Holdco
The current German-Dutch tax treaty stipulates that if a company is treated as tax resident of both the Netherlands and Germany it shall be treated as resident of the country in which it has its place of effective management for purposes of the treaty. It is currently envisaged that Holdco shall have its place of effective management in Germany.
As Holdco is therefore tax resident in Germany, Holdco’s taxable income, whether distributed or retained, is generally subject to corporate income tax (Körperschaftsteuer) at a uniform rate of 15% plus the solidarity surcharge (Solidaritätszuschlag) of 5.5% thereon, resulting in a total tax rate of 15.825%.

Dividends (Gewinnanteile) and other distributions received by Holdco from domestic or foreign corporations are exempt from corporate income tax, inter alia, if Holdco held at the beginning of the calendar year at least 10% of the registered share capital (Grundkapital or Stammkapital) of the distributing corporation which did not deduct the distributions from its own tax base; however, 5% of such revenue is treated as a non-deductible business expense and, as such, is subject to corporate income tax plus the solidarity surcharge. The acquisition of a participation of at least 10% in the course of a calendar year is deemed to have occurred at the beginning of such calendar year for the purpose of this rule. Participations in the share capital of other corporations which Holdco holds through a partnership, including co-entrepreneurships (Mitunternehmerschaften), are attributable to Holdco only on a pro rata basis at its entitlement to the profits of the relevant partnership. Subject to the above-mentioned requirements, 95% of the amount of dividends and other distributions that Holdco receives from corporations are exempt from corporate income tax. The same applies, in general and irrespective of the size of the shareholding, to profits earned by Holdco from the sale of shares in another domestic or foreign corporation. Losses incurred from the sale of such shares are not deductible for tax purposes.
In addition, Holdco is subject to trade tax (Gewerbesteuer) with respect to its taxable trade profit (Gewerbeertrag) from its permanent establishments in Germany (inländische gewerbesteuerliche Betriebsstätten). Trade tax is generally based on the taxable income as determined for corporate income tax purposes taking into account, however, certain add-backs and deductions.
The trade tax rate depends on the local municipalities in which Holdco maintains its permanent establishments. Dividends received from other corporations and capital gains from the sale of shares in other corporations are treated in principle in the same manner for trade tax purposes as for corporate income tax purposes. However, dividends received from domestic and foreign corporations (i.e., EU or non-EU corporations) are effectively 95% exempt from trade tax only if Holdco held at least 15% of the registered share capital of the distributing corporation at the beginning of the relevant tax assessment period.
Expenditures for external financing, amongst other items, are subject to the “interest barrier” (Zinsschranke) rules. When Holdco calculates its taxable income, the interest barrier rules generally prevent Holdco from deducting certain net interest expense, i.e., the excess of interest expense over interest income for a given fiscal year, exceeding 30% of its taxable EBITDA (taxable earnings adjusted for interest expense, interest income and certain depreciation/amortization and other reductions) if its net interest expense is, or exceeds, €3 million (Freigrenze) and no other exceptions apply. Special rules apply in the event of external financing undertaken by shareholders or related parties. Interest expense that is not deductible in a given year may be carried forward to subsequent fiscal years of Holdco (interest carryforward) and will increase the interest expense in those subsequent years. EBITDA amounts that could not be utilized may, under certain conditions, be carried forward into future fiscal years. If such EBITDA carryforward is not used within five fiscal years it will be forfeited. An EBITDA carryforward that arose in an earlier year must be used before a carryforward that arose in a later year is used. By the decision dated October 14, 2015, the German Federal Fiscal Court (Bundesfinanzhof) submitted to the German Federal Constitutional Court (Bundesverfassungsgericht) the question as to whether or not the interest barrier rule is unconstitutional. The final decision on whether the interest barrier rule violates the constitution now lies with the German Federal Constitutional Court. While a decision has not been issued as of the date of this filing, it may take a few more years until this Court will decide. For the time being, the interest barrier remains applicable, and tax assessments may be kept open. For the purpose of trade tax, however, the deductibility of interest expenses is further restricted to the extent that the sum of certain trade taxable add back items exceeds €100,000.00. In such cases, 25% of the interest expenses, to the extent they were deducted for corporate income tax purposes, are added back for purposes of the trade tax base; consequently, in these cases the deductibility is limited to 75% of the interest expenses.
Expenditures for intercompany financing may be disallowed in the current and future tax periods. The German ministry of finance issued a new draft bill on the implementation of the EU anti-tax avoidance directive. Amongst others, the draft bill intends to broaden the existing rules on corresponding inclusions and deductions of income and expenses and introduces provisions to counter tax shortfalls due to mismatches from the use of hybrid financial instruments or hybrid entities or due to dual tax residency and, furthermore, introduces new arm’s length provisions on intercompany financing that may ultimately limit the deduction of interest expenses on intercompany loans. If the draft bill is enacted and depending on the final wording of the new legislation, the introduction of aforesaid rules could result in higher taxable income of Holdco and a higher tax burden for corporate income tax and trade tax purposes of the Issuer in the current and future tax periods.
Tax-loss carryforwards can be used to fully offset taxable income for corporate income tax and trade tax purposes up to an amount of €1 million. If the taxable profit for the year or taxable profit subject to trade taxation exceeds this threshold, only up to 60% of the amount exceeding the threshold may be offset by tax-loss carry-forwards. The remaining 40% is subject to tax (minimum taxation) (Mindestbesteuerung). The rules also provide for a tax carryback to the previous year with regard to corporate income tax up to an amount of €1 million (€5 million for the tax years 2020 and 2021). Unused tax-loss carryforwards may be generally carried forward indefinitely and used in subsequent assessment periods to offset future taxable income in accordance with this rule.
If more than 50% of the subscribed capital or voting rights of Holdco are directly or indirectly transferred to an acquirer (including parties related to the acquirer) within five years or comparable circumstances (including a capital increase of the subscribed capital to the extent that it causes a change of the interest ratio in the capital of the corporation) occur, all tax loss carryforwards and interest carryforwards are forfeited. A group of acquirers with aligned interests is also considered to be an acquirer for these purposes. In addition, any current annual losses incurred prior to the acquisition will not be deductible. This does not apply to share transfers if (i) the purchaser directly or indirectly holds a participation of 100% in the transferring entity, (ii) the seller indirectly or directly holds a participation of 100% in the receiving entity, or (iii) the same natural or legal person or commercial partnership directly or indirectly holds a participation of 100% in the transferring and the receiving entity. Furthermore, tax loss carryforwards, unused current losses and interest carryforwards taxable in Germany will not expire to the extent that they are covered by built in gains taxable in Germany at the time of such acquisition. With effect as of January 1, 2016 a new rule was introduced into the German Corporate Income Tax Act pursuant to which any share transfer that would otherwise be subject to the rules above does not result upon application in forfeiture of tax loss carryforwards and interest carryforwards resulting from current business operations (Geschäftsbetrieb) of Holdco, if the current business operations of Holdco remained the same (i) from the time of its establishment; or (ii) during the last three business years prior to the share transfer and such business operations are maintained after the transfer (“Going Concern Tax Loss Carryforward”). The determination of whether the business operations have been maintained is assessed on the basis of qualitative factors, such as the produced goods and services, target markets, client and supplier bases, etc. However, the tax loss carryforwards and interest carryforwards will be forfeited in any circumstance if, after the share transfer, the business operations of Holdco become dormant, are amended, Holdco becomes a partner in an operating partnership, Holdco becomes a fiscal unity parent, or assets are transferred from Holdco and recognized at a value lower than the fair market value. This requirement is monitored until the retained tax loss carryforwards and interest carryforwards have been fully utilized.
Currently, a proceeding is pending at the German Federal Constitutional Court whether forfeiture upon ownership changes of more than 50% is constitutional or not. Inter alia, in light of such pending case, the impact of loss forfeiture rules on unutilized losses and interest carryforwards (possibly also EBITDA carryforwards) currently remains unclear.
German Taxation of Holders of Holdco Shares
General
Shareholders are taxed in particular in connection with the holding of shares (taxation of dividend income), upon the sale or disposal of shares (taxation of capital gains) and the gratuitous transfer of shares (inheritance and gift tax). However, if and to the extent Holdco pays dividends sourced out of a tax recognized contribution account (steuerliches Einlagekonto), such dividends are not subject to withholding tax, personal income tax (including the solidarity surcharge and church tax, if any) or corporate income tax, as the case may be (subject to appropriate documentation). However, dividends paid out of a tax-recognized contribution account lower the acquisition costs of the shares, which may result in a higher amount of taxable capital gains upon the shareholder’s sale of the shares. Special rules apply to the extent that dividends from the tax-recognized contribution account exceed the then lowered acquisition costs of the shares.

Taxation of Holders of Holdco Shares Not Tax Resident in Germany
The following discussion describes the material German tax consequences for a holder that is a U.S. treaty beneficiary of acquiring, owning and disposing of the Holdco Shares. For purposes of this discussion, a “U.S. treaty beneficiary” is a resident of the United States for purposes of the Convention Between the United States of America and the Federal Republic of Germany for the Avoidance of Double Taxation and the Prevention of Fiscal Evasion with Respect to Taxes on Income and Capital and to Certain Other Taxes as of June 4, 2008 (Abkommen zwischen der Bundesrepublik Deutschland und den Vereinigten Staaten von Amerika zur Vermeidung der Doppelbesteuerung und zur Verhinderung der Steuerverkürzung auf dem Gebiet der Steuern vom Einkommen und vom Vermögen und einiger anderer Steuern in der Fassung vom 4. Juni 2008) (the “Treaty”), who is fully eligible for benefits under the Treaty.
A holder will be a U.S. treaty beneficiary entitled to full Treaty benefits in respect of the Holdco Shares if it is, inter alia:
•
the beneficial owner of the Holdco Shares (and the dividends paid with respect thereto);

•
a U.S. holder;

•
not also a resident of Germany for German tax purposes; and

•
not subject to the limitation on benefits (i.e., anti-treaty shopping) article of the Treaty that applies in limited circumstances.

Special rules apply to pension funds and certain other tax-exempt investors.
This discussion does not address the treatment of Holdco Shares that are (i) held in connection with a permanent establishment or fixed base through which a U.S. treaty beneficiary carries on business or performs personal services in Germany or (ii) part of business assets for which a permanent representative in Germany has been appointed.
General Rules for the Taxation of Holders of Holdco Shares Not Tax Resident in Germany
The full amount of a dividend distributed by Holdco (such dividend herein referred to as a “Taxable Dividend”) to a non-German resident holder which does not maintain a permanent establishment or other taxable presence in Germany is subject to (final) German withholding tax at an aggregate rate of 26.375% if and to the extent such dividend is not sourced out of a tax recognized contribution account (steuerliches Einlagekonto). German withholding tax is withheld and remitted to the German tax authorities by the disbursing agent (i.e., the German credit institution, financial services institution, securities trading enterprise or securities trading bank (each as defined in the German Banking Act and in each case including a German branch of a foreign enterprise, but excluding a foreign branch of a German enterprise)) that holds or administers the underlying shares in custody and disburses or credits the dividend income from the underlying shares or disburses or credits the dividend income from the underlying shares on delivery of the dividend coupons or disburses such dividend income to a foreign agent or the central securities depository (Wertpapiersammelbank) in terms of the German Depositary Act (Depotgesetz) holding the underlying shares in a collective deposit, if such central securities depository disburses the dividend income from the underlying shares to a foreign agent, regardless of whether a holder must report the dividend for tax purposes and regardless of whether or not a holder is a resident of Germany.
Pursuant to the Treaty, the German withholding tax may not exceed 15% of the gross amount of the dividends received by U.S. treaty beneficiaries. The excess of the total withholding tax, including the solidarity surcharge (Solidaritätszuschlag), over the maximum rate of withholding tax permitted by the Treaty is refunded to U.S. treaty beneficiaries upon application. For example, for a declared dividend of 100, a U.S. treaty beneficiary initially receives 73.625 (100 minus the 26.375% withholding tax including solidarity surcharge). The U.S. treaty beneficiary is entitled to a partial refund from the German tax authorities in the amount of 11.375% of the gross dividend (of 100). As a result, the U.S. treaty beneficiary ultimately receives a total of 85 (85% of the declared dividend) following the refund of the excess withholding. Further, such refund is subject to the German anti-avoidance treaty shopping rule (as described below in section “— Withholding Tax Refund for U.S. Treaty Beneficiaries”).

German Taxation of Capital Gains of the U.S. Treaty Beneficiaries of the Holdco Shares
The capital gains from the disposition of the Holdco Shares realized by a non-German resident holder which does not maintain a permanent establishment or other taxable presence in Germany would be treated as German source income and be subject to German tax if such holder at any time during the five years preceding the disposition, directly or indirectly, owned 1% or more of Holdco’s share capital. If such holder had acquired the Holdco Shares without consideration, the previous owner’s holding period and quota would be taken into account.
Pursuant to the Treaty, U.S. treaty beneficiaries are not subject to German tax even under the circumstances described in the preceding paragraph and therefore should not be taxed on capital gains from the disposition of the Holdco Shares.
German statutory law requires the disbursing agent to levy withholding tax on capital gains from the sale of Holdco Shares or other securities held in a custodial account in Germany. With regard to the German taxation of capital gains, disbursing agent means a German credit institution, a financial services institution, a securities trading enterprise or a securities trading bank (each as defined in the German Banking Act (Kreditwesengesetz) and, in each case including a German branch of a foreign enterprise, but excluding a foreign branch of a German enterprise (“German Disbursing Agent”) that holds the Holdco Shares in custody or administers the Holdco Shares for the investor or conducts sales or other dispositions and disburses or credits the income from the Holdco Shares to the holder of the Holdco Shares. The German statutory law does not explicitly condition the obligation to withhold taxes on capital gains being subject to taxation in Germany under German statutory law or on an applicable income tax treaty permitting Germany to tax such capital gains.
However, a circular issued by the German Federal Ministry of Finance, dated January 18, 2016 (as amended), reference number IV C 1-S2252/08/10004 :017, provides that taxes need not be withheld if the holder of the custody account is not a resident of Germany for tax purposes and the income is not subject to German taxation. The circular further states that there is no obligation to withhold such tax even if the non-resident holder owns 1% or more of the share capital of a German company. While circulars issued by the German Federal Ministry of Finance are only binding on the German tax authorities but not on the German courts, in practice, the disbursing agents nevertheless typically rely on guidance contained in such circulars. Therefore, a disbursing agent would only withhold tax at 26.375% on capital gains derived by a U.S. treaty beneficiary from the sale of Holdco Shares held in a custodial account in Germany in the event that the disbursing agent did not follow the abovementioned guidance. In this case, the U.S. treaty beneficiary may be entitled to claim a refund of the withholding tax from the German tax authorities under the Treaty, as described below in the section “— Withholding Tax Refund for U.S. Treaty Beneficiaries.”
Withholding Tax Refund for U.S. Treaty Beneficiaries
U.S. treaty beneficiaries are generally eligible for treaty benefits under the Treaty, as described above in Section “— German Taxation of Holders of Holdco Shares — Taxation of Holders of Holdco Shares Tax Resident in Germany” and “— German Taxation of Holders of Holdco Public Warrants — Taxation of Holders of Holdco Public Warrants Tax Resident in Germany.” Accordingly, U.S. treaty beneficiaries are in general entitled to claim a refund of the portion of the otherwise applicable 26.375% German withholding tax (income tax including solidarity surcharge) on dividends that exceeds the applicable Treaty rate. However, such refund is only possible, provided that pursuant to special rules on the restriction of withholding tax credit, the following three cumulative requirements are met: (i) the shareholder must qualify as beneficial owner of the Holdco Shares for an uninterrupted minimum holding period of 45 days within a period starting 45 days prior to and ending 45 days after the due date of the dividends, (ii) the shareholder has to bear at least 70% of the change in value risk related to the Holdco Shares during the minimum holding period as described under (i) of this paragraph and has not entered into (acting by itself or through a related party) hedging transactions which lower the change in value risk by more than 30%, and (iii) the shareholder must not be obliged to fully or largely compensate directly or indirectly the dividends to third parties. If these requirements are not met, then for a shareholder not being tax-resident in Germany who applied for a full or partial refund of the withholding tax pursuant to a double taxation treaty, no refund is available. This restriction generally does only apply, if (i) the tax underlying the refund application is below a tax rate of 15% based on the gross amount of the dividends or capital gains and (ii) the shareholder does not directly own 10% or more in the shares of Holdco and is subject to income taxes in its state of residence, without being tax-exempt. In addition to the aforementioned restrictions, in particular, pursuant to a decree published by the German Federal Ministry of Finance dated July 17, 2017 (BMF, Schreiben vom 17.7.2017 — IV C 1 — S 2252/15/10030:05, DOK 2017/0614356), as amended, the withholding tax credit may also be denied as an anti-abuse measure.
Further, such refund is subject to the German anti-avoidance treaty shopping rule (and it should be noted that legislative changes are expected in the near future). Generally, this rule requires that the U.S. treaty beneficiary (in case it is a non-German resident company) maintains its own administrative substance and conducts its own business activities. In particular, a foreign company has no right to a full or partial refund to the extent persons holding ownership interests in Holdco would not be entitled to the refund if they derived the income directly and the gross income realized by the foreign company is not caused by the business activities of the foreign company, and there are either no economic or other considerable reasons for the interposition of the foreign company, or the foreign company does not participate in general commerce by means of a business organization with resources appropriate to its business purpose. However, this shall not apply if the foreign company’s principal class of stock is regularly traded in substantial volume on a recognized stock exchange, or if the foreign company is subject to the provisions of the German Investment Tax Act (Investmentsteuergesetz). Whether or not and to which extent the anti-avoidance treaty shopping rule applies, has to be analyzed on a case by case basis taking into account all relevant tests. In addition, the interpretation of these tests is disputed and to date no published decisions of the German Federal Finance Court exist in this regard.
Taxation of Holders of Holdco Shares Tax Resident in Germany
This subsection provides an overview of dividend and capital gains taxation with regard to the general principles applicable to Holdco’s holders that are tax resident in Germany. A holder is a German tax resident if, in case of an individual, he or she maintains a domicile (Wohnsitz) or a usual residence (gewöhnlicher Aufenthalt) in Germany or if, in case of a corporation, it has its place of management (Geschäftsleitung) or registered office (Sitz) in Germany.
The German dividend and capital gains taxation rules applicable to German tax residents require a distinction between Holdco Shares held as private assets (Privatvermögen) and Holdco Shares held as business assets (Betriebsvermögen).
Holdco Shares as Private Assets (Privatvermögen)
If the Holdco Shares are held as private assets by a German tax resident, dividends (to the extent such dividends are not sourced out of a tax recognized contribution account) and capital gains are taxed as investment income and are principally subject to 25% German flat income tax on capital income (Kapitalertragsteuer) (plus a 5.5% solidarity surcharge thereon, resulting in an aggregate rate of 26.375%). The flat tax is levied in the form of withholding tax. Generally and subject to exemptions set out below, the tax withholding has discharging effect (abgeltende Wirkung) with regard shareholder’s income tax liability.
However, shareholders may apply to have their capital investment income assessed in accordance with the general rules and with an individual’s personal income tax rate if this would result in a lower tax burden in which case actually incurred expenses are not deductible. The holder would be taxed on gross personal investment income (including dividends or gains with respect to Holdco Shares), less the saver’s allowance of €801 for an individual or €1,602 for a married couple and a registered civil union (eingetragene Lebenspartnerschaft) filing taxes jointly. The deduction of expenses related to the investment income (including dividends or gains with respect to Holdco Shares) is generally not possible for private investors.
Further exceptions from the flat tax with regard to dividends apply upon application for shareholders who have a shareholding of at least 25% in Holdco and for shareholders who have a shareholding of at least 1% in Holdco and can take significant entrepreneurial influence on Holdco’s economic activity by a professional activity for Holdco. In this case 60 % of the dividend income is taxed at the individual progressive income tax rate and 60% of the expenses in relation to the shareholding are deductible.
A further exception from the flat tax with regard to capital gains applies if, a holder directly or indirectly held at least 1% of the share capital of Holdco at any time during the five years preceding the sale,

60% of any capital gains resulting from the sale are taxable at the holder’s personal income tax rate (plus 5.5% solidarity surcharge thereon). Conversely, 60% of any capital losses are recognized for tax purposes.
Losses resulting from the disposal of Holdco Shares can only be offset by capital gains from the sale of any Holdco Shares and other shares.
Church tax generally has to be withheld, if applicable, based on an automatic data access procedure, unless the shareholder has filed a blocking notice (Sperrvermerk) with the Federal Central Tax Office. Where church tax is not levied by way of withholding, it is determined by means of income tax assessment.
Holdco Shares as Business Assets (Betriebsvermögen)
In case the Holdco Shares are held as business assets, the taxation depends on the legal form of the holder (i.e., whether the holder is a corporation or an individual). Irrespective of the legal form of the holder, dividends (to the extent such dividends are not sourced out of a tax recognized contribution account) are subject to the aggregate withholding tax rate of 26.375%. The withholding tax is credited against the respective holder’s income tax liability, provided that pursuant to special rules on the restriction of withholding tax credit, the following three cumulative requirements are met: (i) the shareholder must qualify as beneficial owner of the Holdco Shares for an uninterrupted minimum holding period of 45 days occurring within a period starting 45 days prior to and ending 45 days after the due date of the dividends, (ii) the shareholder has to bear at least 70% of the change in value risk related to the Holdco Shares during the minimum holding period as described under (i) of this paragraph and has not entered into (acting by itself or through a related party) hedging transactions which lower the change in value risk for more than 30%, and (iii) the shareholder must not be obliged to fully or largely compensate directly or indirectly the dividends to third parties. If these requirements are not met, three-fifths of the withholding tax imposed on the dividends must not be credited against the shareholder’s (corporate) income tax liability, but may, upon application, be deducted from the shareholder’s tax base for the relevant tax assessment period. Such requirements also apply to Holdco Shares, which lead to domestic income in Germany and which are held by a non-German depositary bank. A shareholder that is generally subject to German income tax or corporate income tax and that has received gross dividends without any deduction of withholding tax due to a tax exemption without qualifying for a full tax credit under the aforementioned requirements has to notify the competent local tax office accordingly and has to make a payment in the amount of the omitted withholding tax deduction. The special rules on the restriction of withholding tax credit do not apply to a shareholder whose overall dividend earnings within an assessment period do not exceed €20,000 or that has been the beneficial owner of the Holdco Shares for at least one uninterrupted year upon receipt of the dividends. In addition to the aforementioned restrictions, in particular, pursuant to a decree published by the German Federal Ministry of Finance dated July 17, 2017 (BMF, Schreiben vom 17.7.2017 — IV C 1 — S 2252/15/10030:05, DOK 2017/0614356), as amended, the withholding tax credit may also be denied as an anti-abuse measure.
To the extent the amount withheld exceeds the income tax liability, the withholding tax will be refunded, provided that certain requirements are met (including the aforementioned requirements).
Special rules apply to credit institutions (Kreditinstitute), financial services institutions (Finanzdienstleistungsinstitute), financial enterprises (Finanzunternehmen), life insurance and health insurance companies, and pension funds.
With regard to holders in the legal form of a corporation, dividends and capital gains are in general 95% tax exempt from corporate income tax (including solidarity surcharge). The remaining 5% is treated as non-deductible business expense and, as such, is subject to corporate income tax (including solidarity surcharge). Inter alia, with regard to dividends, this is subject to the shareholder holding at least 10% of the registered share capital of Holdco at the beginning of the calendar year. The acquisition of a participation of at least 10% in the course of a calendar year is deemed to have occurred at the beginning of such calendar year for the purpose of this rule. Participations in the share capital of Holdco being held through a partnership, including co-entrepreneurships, are attributable the shareholder only on a pro rata basis at the ratio of its entitlement to the profits of the relevant partnership. Moreover, actual business expenses incurred to generate the dividends may be deducted.
With regard to German trade tax on capital gains, the preceding paragraph applies accordingly. As regards dividends, the amount of such dividends after deducting business expenses related to the dividends is subject to German trade tax, unless the corporation held at least 15% of Holdco’s registered share capital at the beginning of the relevant tax assessment period. In the latter case, the aforementioned exemption of 95% of the dividend income also applies for trade tax purposes.
Losses from the sale of Holdco Shares are generally not tax deductible for corporate income tax and trade tax purposes.
With regard to individuals holding Holdco Shares as business assets, 60% of dividends and capital gains are taxed at the individual’s personal income tax rate (plus 5.5% solidarity surcharge thereon). Correspondingly, only 60% of business expenses related to the dividends and capital gains as well as losses from the sale of Holdco Shares are principally deductible for income tax purposes.
If a shareholder is a partnership, the personal income tax or corporate income tax, as the case may be, and the solidarity surcharge are levied at the level of each partner rather than at the level of the partnership. The taxation of each partner depends upon whether the partner is a corporation or an individual.
In addition, if the shares are held as business assets of a domestic permanent establishment of an actual or presumed commercial partnership, the full amount of dividend income is generally also subject to trade tax at the level of the partnership. In the case of partners who are individuals, the trade tax that the partnership pays on the relevant partner’s portion of the partnership’s income is generally credited as a lump sum — fully or in part against the individual’s personal income tax liability, depending on the tax rate imposed by the local municipality and certain individual tax-relevant circumstances of such shareholder. If the partnership held at least 15% of Holdco’s registered share capital at the beginning of the relevant tax assessment period, the dividends (after deduction of business expenses economically related thereto) should generally not be subject to trade tax. In this case, trade tax should, however, be levied on 5% of the dividends to the extent they are attributable to the profit share of such corporate partners to whom at least 10% of the shares in Holdco are attributable on a look-through basis, since this portion of the dividends should be deemed to be non-deductible business expenses. The remaining portion of the dividend income attributable to partners other than such specific corporate partners (which includes individual partners and should, according to a literal reading of the law, also include corporate partners to whom, on a look-through basis, only portfolio participations are attributable) should not be subject to trade tax.
German Taxation of Holders of Holdco Public Warrants
General
Holders of Holdco Public Warrants are taxed in particular upon the exercise, sale or disposal of public warrants (taxation of capital gains) and the gratuitous transfer of public warrants (inheritance and gift tax).
Taxation of Holders of Holdco Public Warrants Not Tax Resident in Germany
The capital gains from the disposition of the Holdco Public Warrants realized by a non-German tax resident holder of the Holdco Public Warrants would not be treated as German source income and not be subject to German income tax provided that (i) such non-German resident holder does not maintain a permanent establishment or other taxable presence in Germany which the Holdco Public Warrants form part of, and (ii) the income does not otherwise constitute German-source income (such as income from the letting and leasing of certain German-situs property or income from certain capital investments directly or indirectly secured by German-situs real estate). If either requirement (i) or (ii) above is not met, a tax regime similar to that described under “— Taxation of Holders of Holdco Public Warrants Tax Resident in Germany” below applies.
Non-German resident holders of the Holdco Public Warrants are, in general, exempt from German withholding tax on capital gains. However, where the income is subject to German taxation as set forth in the preceding paragraph and if capital gains derived from a disposal of the Holdco Public Warrants are paid out or credited to the holder of the Holdco Public Warrants by a German Disbursing Agent, withholding tax may be levied under certain circumstances. The withholding tax may be refunded based on an assessment to tax or under an applicable tax treaty.

Taxation of Holders of Holdco Public Warrants Tax Resident in Germany
Withholding Tax on Capital Gains
The capital gains from the disposition of the Holdco Public Warrants (i.e., the difference between the proceeds from the disposal, redemption, repayment or assignment after deduction of expenses directly related to the disposal, redemption, repayment or assignment and the cost of acquisition) received by a German resident holder of Holdco Public Warrants holding the Holdco Public Warrants as private assets will be subject to German withholding tax if the Holdco Public Warrants have been kept or administered in a custodial account with the same German Disbursing Agent since the time of their acquisition. The tax rate is 25% (plus a 5.5% solidarity surcharge thereon, resulting in an aggregate rate of 26.375%) For individual Holders who are subject to church tax, the church tax generally has to be withheld by the German Disbursing Agent, if applicable, based on an automatic data access procedure, unless the shareholder has filed a blocking notice (Sperrvermerk) with the Federal Central Tax Office.
If the Holdco Public Warrants are settled by a cash payment, capital gains realized upon exercise (i.e., the cash amount received minus directly related costs and expenses, e.g. the acquisition costs) are subject to withholding tax. In the event of delivery of Holdco Shares upon exercise of the Holdco Public Warrants, the acquisition costs of the Holdco Public Warrants plus any additional sum paid upon exercise are generally regarded as acquisition costs of the underlying assets received upon physical settlement. Withholding tax may then apply to any gain resulting from the subsequent disposal, redemption or assignment of the Holdco Shares received.
To the extent the Holdco Public Warrants have not been kept or administered in a custodial account with the same German Disbursing Agent since the time of their acquisition, upon the disposal, redemption, repayment or assignment withholding tax applies at a rate of 26.375% (including solidarity surcharge, plus church tax, if applicable) on 30% of the disposal proceeds, unless the current German Disbursing Agent has been notified of the actual acquisition costs of the Holdco Public Warrants by the previous German Disbursing Agent or by a statement of a bank or financial services institution from another member state of the European Union or the European Economic Area or from certain other countries (e.g., Switzerland or Andorra).
In computing any German tax to be withheld, the German Disbursing Agent generally deducts from the basis of the withholding tax, subject to certain limitations, negative investment income realized by a non-business holder of the Holdco Public Warrants via the German Disbursing Agent (e.g. losses from the sale of other securities with the exception of shares). The German Disbursing Agent also deducts accrued interest on other securities (if any) paid separately upon the acquisition of the respective security by a non-business holder of Holdco Public Warrants via the German Disbursing Agent. In addition, subject to certain requirements and restrictions the German Disbursing Agent may credit foreign withholding taxes levied on investment income in a given year regarding securities held by a non-business holder of Holdco Public Warrants in the custodial account with the German Disbursing Agent.
Non-business holders of the Holdco Public Warrants are entitled to an annual saver’s allowance of €801 for an individual or €1,602 for a married couple and a registered civil union filing taxes jointly for all investment income received in a given year. Upon the non-business holder of the Holdco Public Warrants filing an exemption certificate (Freistellungsauftrag) with the Disbursing Agent, the Disbursing Agent will take the allowance into account when computing the amount of tax to be withheld. No withholding tax will be deducted if the Holder of the Warrants has submitted to the Disbursing Agent a certificate of non-assessment (Nichtveranlagungs-Bescheinigung) issued by the competent local tax office. The deduction of expenses related to the investment income (including gains with respect to the Holdco Public Warrants) is generally not possible for private investors.
German withholding tax will not apply to gains from the disposal, redemption, repayment or assignment of Holdco Public Warrants held by a corporation. The same may apply where the Holdco Public Warrants form part of a trade or business or are related to income from letting and leasing of property, subject to further requirements being met.

Taxation of Capital Gains
The personal income tax liability of a holder of the Holdco Public Warrants holding the Holdco Public Warrants as private assets deriving income from capital investments under the Holdco Public Warrants is, in principle, settled by the tax withheld. To the extent withholding tax has not been levied, such as in the case of Holdco Public Warrants kept in custody abroad or if no German Disbursing Agent is involved in the payment process, the non-business holder of Holdco Public Warrants must report his or her income and capital gains derived from the Holdco Public Warrants (i.e., the difference between the proceeds from the disposal, redemption, repayment or assignment after deduction of expenses directly related to the disposal, redemption, repayment or assignment and the cost of acquisition) on his or her tax return and then will also be taxed at a rate of 25% (plus solidarity surcharge of 5.5% thereon, and church tax, if applicable). In the event of delivery of Holdco Shares upon exercise of the Holdco Public Warrants, the acquisition costs of the Holdco Public Warrants plus any additional sum paid upon exercise are generally regarded as acquisition costs of the underlying assets received upon physical settlement. If the withholding tax on a disposal, redemption, repayment or assignment has been calculated from 30% of the disposal proceeds (rather than from the actual gain), a non-business holder of the Holdco Public Warrants may and in case the actual gain is higher than 30% of the disposal proceeds must also apply for an assessment on the basis of his or her actual acquisition costs. Further, a non-business holder may request that all investment income of a given year is taxed at his or her lower individual tax rate based upon an assessment to tax with any amounts over withheld being refunded. In each case, the deduction of expenses (other than transaction costs) on an itemized basis is not permitted.
Where Holdco Public Warrants form part of a trade or business or the income from the Warrants qualifies as income from the letting and leasing of property the withholding tax, if any, will not settle the personal or corporate income tax liability. The respective holder Holdco Public Warrants will have to report income and related (business) expenses on the tax return and the balance will be taxed at the holder’s applicable tax rate. Withholding tax levied, if any, will be credited against the personal or corporate income tax of the holder. Where Holdco Public Warrants form part of a German trade or business gains from the disposal, redemption, repayment or assignment of the Holdco Public Warrants may also be subject to German trade tax.
Generally the deductibility of capital losses from Holdco Public Warrants is limited.
With regard to non-business holders of Holdco Public Warrants, such losses may only be applied against profits from income from capital investments derived in the same or, subject to certain limitations, in subsequent years. For assessment periods beginning after December 31, 2020, such losses incurred by non-business holders of the Holdco Public Warrants may only be applied against income from other forward/future or option transactions derived in the same or, subject to certain limitations, in subsequent years and the deductibility of such losses is limited to €10.000 per year.
In addition, losses of non-business holders arising from a bad debt loss (Forderungsausfall), a waiver of a receivable (Forderungsverzicht) or a transfer of an impaired receivable to a third party or from any other default can only be offset against other income from capital investments and only up to an amount of €10,000 per year. The same rules should apply if the Holdco Public Warrants expire worthless or lapse.
With regard to business holders of Holdco Public Warrants, losses may generally only be applied against profits from other forward/future or option transactions derived in the same or, subject to certain restrictions, the previous year. Otherwise these losses can be carried forward indefinitely and, within certain limitations, applied against profits from forward/future or option transactions in subsequent years. Further special rules apply to credit institutions, financial services institutions and finance companies within the meaning of the German Banking Act.
In the case of physical settlement of the Holdco Public Warrants, special limitations may apply to losses from the disposal of an underlying Holdco Share (see “— Taxation of Holders of Holdco Shares Tax Resident in Germany” above).
Abolishment of Solidarity Surcharge
As of the assessment period 2021 the solidarity surcharge has been partially abolished for certain individual holders of Holdco Shares and Holdco Public Warrants. However, for capital income subject to withholding taxes (such as dividends or interest) the solidarity surcharge still applies.

German Inheritance and Gift Tax (Erbschaft- und Schenkungsteuer)
The transfer of Holdco Shares and Holdco Public Warrants to another person by inheritance or gift should be generally subject to German inheritance and gift tax only if:
(i)
the decedent or donor or heir, beneficiary or other transferee maintained his or her domicile or a usual residence in Germany or had its place of management or registered office in Germany at the time of the transfer, or is a German citizen who has spent no more than five consecutive years outside of Germany without maintaining a domicile in Germany or is a German citizen who serves for a German entity established under public law and is remunerated for his or her service from German public funds (including family members who form part of such person’s household, if they are German citizens) and is only subject to estate or inheritance tax in his or her country of domicile or usual residence with respect to assets located in such country (special rules apply to certain former German citizens who neither maintain a domicile nor have their usual residence in Germany);

(ii)
at the time of the transfer, the Holdco Shares and Holdco Public Warrants are held by the decedent or donor as business assets forming part of a permanent establishment in Germany or for which a permanent representative in Germany has been appointed; or

(iii) the Holdco Shares and Holdco Public Warrants subject to such transfer form part of a portfolio that represents at the time of the transfer 10% or more of the registered share capital of Holdco and that has been held directly or indirectly by the decedent or donor, either alone or together with related persons. The Agreement between the Federal Republic of Germany and the United States of America for the avoidance of double taxation with respect to taxes on inheritances and gifts as of December 21, 2000 (Abkommen zwischen der Bundesrepublik Deutschland und den Vereinigten Staaten von Amerika zur Vermeidung der Doppelbesteuerung auf dem Gebiet der Nachlass-, Erbschaft- und Schenkungssteuern in der Fassung vom 21. Dezember 2000) (the “United States-Germany Inheritance and Gifts Tax Treaty”), provides that the German inheritance tax or gift tax can, with certain restrictions, only be levied in the cases of (i) and (ii) above. Special provisions apply to certain German citizens living outside of Germany and former German citizens.
Other Taxes
No German transfer tax, value-added tax, stamp duty or similar taxes are assessed on the purchase, sale or other transfer of Holdco Shares and Holdco Public Warrants. Provided that certain requirements are met, an entrepreneur may, however, opt for the payment of value-added tax on transactions that are otherwise tax-exempt. Net wealth tax (Vermögensteuer) is currently not imposed in Germany. Certain member states of the European Union (including Germany) are considering introducing a financial transaction tax (Finanztransaktionssteuer) which, if and when introduced, may also be applicable on sales and/or transfer of Holdco Shares and Holdco Public Warrants.

THE BUSINESS COMBINATION AGREEMENT AND ANCILLARY DOCUMENTS
This section of the proxy statement/prospectus describes the material provisions of the Business Combination Agreement, but does not purport to describe all of the terms of the Business Combination Agreement. The following summary is qualified in its entirety by reference to the complete text of the Business Combination Agreement, which is attached as Annex A hereto. You are urged to read carefully the Business Combination Agreement in its entirety because it is the primary legal document that governs the Business Combination. The legal rights and obligations of the parties to the Business Combination Agreement are governed by the specific language of the Business Combination Agreement, and not this summary.
The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. The representations, warranties and covenants in the Business Combination Agreement are also modified in important part by the underlying disclosure schedules, which are referred to herein as the “Schedules,” which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to shareholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. Holdco, Qell, and Lilium do not believe that the Schedules contain information that is material to an investment decision. Moreover, certain representations and warranties in the Business Combination Agreement may, may not have been or may not be, as applicable, accurate as of any specific date and do not purport to be accurate as of the date of this proxy statement/prospectus. Accordingly, no person should rely on the representations and warranties in the Business Combination Agreement or the summaries thereof in this proxy statement/prospectus as characterizations of the actual state of facts about Holdco, Qell, or Lilium or any other matter.
General Description of the Business Combination Agreement
General
On March 30, 2021, Qell, Lilium, Holdco and Merger Sub entered into the Business Combination Agreement, which was amended as of July 14, 2021 and provides for, among other things, the following transactions:
•
after signing of the Business Combination Agreement, and prior to closing of the Business Combination, the legal form of Holdco shall be changed from a Dutch private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) to a Dutch public limited liability company (naamloze vennootschap);

•
Qell will merge with and into Merger Sub, with Merger Sub as the surviving company in the Merger;

•
in connection with the Merger, each issued and outstanding ordinary share of Qell will be converted into a claim for a corresponding equity security in the Merger Sub, and such claim shall then be contributed into Holdco in exchange for a Holdco Class A Share;

•
immediately following the Merger, Holdco will cause Merger Sub to, and the Merger Sub will, commence the Liquidation Distribution and Assumption;

•
immediately following the Liquidation Distribution and Assumption, Holdco will take a series of actions including, but not limited to, (i) appointment of Daniel Wiegand as executive director to the board of directors of Holdco, and (ii) execution of the Holdco Board Agreements (as defined in the Business Combination Agreement);

•
the shareholders of Lilium will exchange their Lilium shares for Holdco Shares. All Lilium shareholders, but for Daniel Wiegand, will receive Holdco Class A Shares in the Exchange. Daniel Wiegand will receive Holdco Class B Shares in the Exchange. Holdco Class B Shares will rank pari passu with Holdco Class A Shares in all respects, provided they will be entitled to 3x super voting rights, subject to customary sunset provisions; and

•
Each outstanding warrant to purchase a Qell Class A Ordinary Share will, by its terms, convert into a warrant to purchase one Holdco Class A Share, on the same contractual terms.

Effect of the Transactions on Existing Qell Equity in the Business Combination
Subject to the terms and conditions of the Business Combination Agreement, the Business Combination will result in, among other things, the following:
•
each Qell Class A Share will be converted into one fully paid and non-assessable Holdco Class A Share;

•
each Founder Share will be converted into one fully paid and non-assessable Holdco Class A Share;

•
each Qell Public Warrant will be converted into a Holdco Public Warrant, on the same terms and conditions as those applicable to the Qell Public Warrants; and

•
the Sponsor will forfeit 1,828,945 Qell Class B Ordinary Shares that would otherwise have converted into 1,828,945 Holdco Shares in connection with the Merger for no consideration.

Consideration to Lilium Shareholders in the Business Combination
Subject to the terms and conditions of the Business Combination Agreement, the consideration to be received by the Lilium equityholders in connection with the Business Combination will be an aggregate number of Holdco Shares equal to (a) $2,400,000,000 (subject to certain downward adjustments set forth in the Business Combination Agreement), divided by (b) $10.00. Such calculation for the aggregate number of Holdco Shares to be received by Lilium equityholders is based upon assumptions (A), (B) and (C) described below in the section entitled “Ownership of Holdco.”
Aggregate Holdco Proceeds
The aggregate proceeds received by Holdco through the Merger, Exchange and PIPE Financing will be used for general corporate purposes after the Business Combination.
Material Adverse Effect
Under the Business Combination Agreement, certain representations and warranties of Qell, Holdco, and Lilium are qualified in whole or in part by materiality thresholds. In addition, certain representations and warranties of Qell, Holdco, and Lilium are qualified in whole or in part by a material adverse effect standard for purposes of determining whether a breach of such representations and warranties has occurred. Pursuant to the Business Combination Agreement, “Company Material Adverse Event” means any change, event, effect, occurrence or state of facts that, individually or in the aggregate with any other change, event, effect, occurrence or state of facts, has had or would reasonably be expected to have a material adverse effect on (a) the business, results of operations or financial condition of Lilium or its subsidiaries, taken as a whole, or (b) the ability of Holdco or Lilium to consummate the Merger or the Exchange, as applicable; provided,however, that, in the case of clause (a), none of the following shall be taken into account in determining whether a Company Material Adverse Effect has occurred or is reasonably likely to occur: any adverse change, event, effect, occurrence or state of facts arising after the date hereof from or related to (i) general business or economic conditions in or affecting Germany, the United States or the Netherlands, or changes therein, or the global economy generally, (ii) any national or international political or social conditions in Germany, the United States, the Netherlands or any other country, including the engagement by Germany, the United States, the Netherlands or any other country in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence in any place of any military or terrorist attack, sabotage or cyberterrorism, or any escalation of the foregoing, (iii) changes in conditions of the financial, banking, capital or securities markets generally in Germany, the United States, the Netherlands or any other country or region in the world, or changes therein, including changes in interest rates in Germany, the United States, the Netherlands or any other country and changes in exchange rates for the currencies of any countries, (iv) changes in any applicable laws or IFRS or the interpretation thereof, (v) any change, event, effect, occurrence or state of facts that is generally applicable to the Business (as defined below) of the Lilium and its subsidiaries, (vi) the execution or public announcement of this Agreement or the pendency or consummation of the transactions contemplated by this Agreement, including the impact thereof on the relationships, contractual or otherwise, of Lilium with employees, customers, investors, contractors, lenders, suppliers, vendors, partners, licensors, licensees, payors or other third parties related thereto (provided that the exception in this clause (vi) shall not apply to the representations and warranties set forth in Section 3.5 of the Business Combination Agreement to the extent that its purpose is to address the consequences resulting from the public announcement or pendency or consummation of the transactions contemplated by this Agreement or the condition set forth in Section 7.2(a) of the Business Combination Agreement to the extent it relates to such representations and warranties), (vii) any failure by Lilium and its subsidiaries to meet, or changes to, any internal or published budgets, projections, forecasts, estimates or predictions (although the underlying facts and circumstances resulting in such failure may be taken into account to the extent not otherwise excluded from this definition pursuant to clauses (i) through (vi) or (viii)), or (viii) any hurricane, tornado, flood, earthquake, tsunami, natural disaster, mudslides, wild fires, epidemics, pandemics or quarantines (irrespective of its geographic reach), acts of God or other natural disasters or comparable events in Germany, the United States, the Netherlands, or any other country or region in the world, or any escalation of the foregoing, including, for the avoidance of doubt, COVID-19 and any law, directive, pronouncement, guideline or recommendation issued by a governmental entity, the Centers for Disease Control and Prevention, the World Health Organization or any industry group providing for business closures, changes to business operations, “sheltering-in-place” or other restrictions that relate to, or arise out of, an epidemic, pandemic or disease outbreak (including the COVID-19 pandemic); provided, however, that any change, event, effect, occurrence or state of facts resulting from a matter described in any of the foregoing clauses (i) through (v) or (viii) may be taken into account in determining whether a Company Material Adverse Effect has occurred or is reasonably likely to occur to the extent such change, event, effect, occurrence or state of facts has a disproportionate adverse effect on Lilium and its subsidiaries, taken as a whole, relative to other participants operating in similar businesses of, directly or indirectly, the developing, manufacturing, operating, or marketing of eVTOL jets and/or a network of eVTOL jets in which Lilium and its subsidiaries operate.
Under the Business Combination Agreement, certain representations and warranties of Qell are qualified in whole or in part by a material adverse effect standard for purposes of determining whether a breach of such representations and warranties has occurred. Pursuant to the Business Combination Agreement, a “Qell Material Adverse Effect” means any change, event, effect, occurrence or state of facts that, individually or in the aggregate with any other change, event, effect, occurrence or state of facts, has had or would reasonably be expected to have a material adverse effect on (a) the business, results of operations or financial condition of Qell or Holdco or (b) the ability of Qell, Merger Sub or Holdco to consummate the Merger provided, however, that, in the case of clause (a), none of the following shall be taken into account in determining whether a Qell Material Adverse Effect has occurred or is reasonably likely to occur: any adverse change, event, effect, occurrence or state of facts arising after the date hereof from or related to (i) general business or economic conditions in or affecting Germany, the United States, the Cayman Islands or the Netherlands, or changes therein, or the global economy generally, (ii) any national or international political or social conditions in Germany, the United States, the Cayman Islands, the Netherlands or any other country, including the engagement by Germany, the United States, the Cayman Islands, the Netherlands or any other country in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence in any place of any military or terrorist attack, sabotage or cyberterrorism or any escalation of the foregoing, (iii) changes in conditions of the financial, banking, capital or securities markets generally in Germany, the United States, the Cayman Islands, the Netherlands or any other country or region in the world, or changes therein, including changes in interest rates in Germany, the United States, Cayman Islands, the Netherlands or any other country and changes in exchange rates for the currencies of any countries, (iv) changes in any applicable laws or IFRS or the interpretation thereof, (v) the execution or public announcement of this Agreement or the pendency or consummation of the transactions contemplated by this Agreement, including the impact thereof on the relationships, contractual or otherwise, of the Company with employees, customers, investors, contractors, lenders, suppliers, vendors, partners, licensors, licensees, payors or other third parties related thereto (provided that the exception in this clause (v) shall not apply to the representations and warranties set forth in Section 5.3 of the Business Combination Agreement to the extent that its purpose is to address the consequences resulting from the public announcement or pendency or consummation of the transactions contemplated by this Agreement or the condition set forth in Section 7.3(a) of the Business Combination Agreement to the extent it relates to such representations and warranties), or (vi) any hurricane, tornado, flood, earthquake, tsunami, natural disaster, mudslides, wild fires, epidemics, pandemics or quarantines (irrespective of its geographic reach), acts of God or other natural disasters or comparable events in Germany, the United States, the Cayman

Islands, the Netherlands, or any other country or region in the world, or any escalation of the foregoing, including, for the avoidance of doubt, COVID-19 and any Law, directive, pronouncement, guideline or recommendation issued by a Governmental Entity, the Centers for Disease Control and Prevention, the World Health Organization or any industry group providing for business closures, changes to business operations, “sheltering-in-place” or other restrictions that relate to, or arise out of, an epidemic, pandemic or disease outbreak (including the COVID-19 pandemic).
Closing and Effective Time of the Business Combination
The closing of the transactions contemplated by the Business Combination Agreement is required to commence at 09:00 a.m., Cayman Islands time, as promptly as practicable, but in no event later than the third (3rd) business day, following the satisfaction (or, to the extent permitted by applicable law, waiver) of the conditions described below under the section entitled “— Conditions to Closing of the Business Combination” (other than those conditions that by their nature are to be satisfied at the Closing, but subject to satisfaction or waiver of such conditions) at the offices of Ropes & Gray LLP, 1211 Avenue of the Americas, New York, New York 10036 or at such other place, date and/or time as Qell and Lilium may agree in writing (including email, and which, for the avoidance of doubt, may include agreement to host a “virtual” closing). Prior to the time required under the Business Combination Agreement, (i) the notarized “deed of issue of shares in Holdco” governed by Dutch law (and notarized by a Dutch civil-law notary) and the notarial deed effecting the change of legal form of Holdco will be executed by the applicable persons in the Netherlands and (ii) the notarized “transfer deed” governed by German law will be executed in Germany.
Conditions to Closing of the Business Combination
Conditions to Each Party’s Obligations
The respective obligations of each party to the Business Combination Agreement to consummate the Business Combination, are subject to the satisfaction, or written waiver by the party for whose benefit such condition exists, at or prior to the Closing of the following conditions:
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any applicable waiting period under the HSR Act shall have expired or terminated and any consent pursuant to any applicable Antitrust Law (as defined in the Business Combination Agreement) shall have been obtained;

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no order or law issued by any court of competent jurisdiction or other governmental entity, FDI Screening (as defined in the Business Combination Agreement), or other legal restraint or prohibition preventing the consummation of (including, where the consummation of the transactions contemplated by this Agreement comprises one or more notifiable acquisitions under the NSI Act as defined in the Business Combination Agreement, if no approval of such transactions has been received from the UK Secretary of State under the NSI Act), or, in case of an FDI Screening, with respect to, any of the transactions contemplated by this Agreement, shall be in effect or pending (as applicable), and the Parties shall act reasonably and in good faith and consult each other when assessing the application of any such restraint, prohibition or pending FDI Screening;

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the registration statement / proxy statement — of which this proxy statement/prospectus forms a part — must have become effective in accordance with the provisions of the Securities Act, no stop order has been issued by the SEC and remains in effect with respect to the registration statement of which this proxy statement/prospectus forms a part, and no proceeding seeking such a stop order has been threatened or initiated by the SEC and remains pending;

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the approval, at the General Meeting, of the Business Combination Proposal by an ordinary resolution in accordance with Qell’s governing documents;

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the authorization, at the General Meeting, of the Plan of Merger by a special resolution in accordance with Qell’s governing documents;

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accuracy of the representations and warranties made by the other party in the Business Combination Agreement, subject to a “material adverse effect” (to be defined by the parties in the Business Combination Agreement) standard and compliance by the other party with its covenants in all material respects;

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there shall have not been a material adverse effect of the other party following the date of signing the Business Combination Agreement;

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after giving effect to the transactions contemplated hereby (including the PIPE Financing), Holdco shall have at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) immediately after the Closing;

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Holdco’s initial listing application with Nasdaq in connection with the transactions contemplated by this Agreement shall have been approved and, immediately following the Closing, Holdco shall satisfy any applicable initial and continuing listing requirements of Nasdaq and Holdco shall not have received any notice of non-compliance therewith, and the Holdco Shares shall have been approved for listing on Nasdaq;

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the Aggregate Holdco Transaction Proceeds Condition; and

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the Incentive Plan and ESPP shall have been adopted and approved by the Holdco Board and the Required Holdco Shareholder Approval (as defined in the Business Combination Agreement).

Other Conditions to Qell’s and Holdco’s Obligations
The obligations of Qell and Holdco to consummate the Business Combination, are subject to the satisfaction, or written waiver by Qell, at or prior to the Closing of the following conditions:
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(i) the representations and warranties of Lilium regarding organization and qualification, authority, consent and requisite government approvals, material adverse effects and brokers shall be true and correct in all material respects as of the date of the Business Combination Agreement and as of the Closing Commencement Date, as though made on and as of the Closing Commencement Date (except to the extent that any such representation and warranty is made of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date); (ii) the representations and warranties of Lilium regarding capitalization shall be true and correct in all respects (except for de minimis inaccuracies) as of the date of the Business Combination Agreement and as of the Closing Commencement Date, as though made on and as of the Closing Commencement Date (except to the extent that any such representation and warranty is made of an earlier date, in which case such representation and warranty shall be true and correct in all respects (except for de minimis inaccuracies) as of such earlier date), and (iii) the other representations and warranties of Lilium shall be true and correct (without giving effect to any limitation as to “materiality” or “Company Material Adverse Effect” or any similar limitation set forth herein) in all respects as of the date of the Business Combination Agreement and as of the Closing Commencement Date, as though made on and as of the Closing Commencement Date (except to the extent that any such representation and warranty is made of an earlier date, in which case such representation and warranty shall be true and correct in all respects as of such earlier date), except where the failure of such representations and warranties to be true and correct, taken as a whole, does not cause a Company Material Adverse Effect;

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the Lilium shareholders shall have performed and complied in all material respects with the covenants and agreements required to be performed or complied with by it under the Business Combination Agreement or the Support Agreement (as defined in the Business Combination Agreement) at or prior to the Closing;

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since the date of the Business Combination Agreement, no Company Material Adverse Effect has occurred; and

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at or prior to the Closing, Lilium, as applicable, shall have delivered, or caused to be delivered, to Qell (i) a certificate duly executed by an authorized officer of the Lilium, dated as of the Closing Commencement Date, to the effect that certain conditions specified in Business Combination Agreement are satisfied and (ii) the Registration Rights Agreement duly executed by the Lilium shareholders.

Other Conditions to Lilium’s Obligations
The respective obligations of Lilium to consummate the Business Combination, are subject to the satisfaction, or written waiver by Lilium, at or prior to the Closing of the following conditions:
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the representations and warranties of Qell regarding organization and qualification, authority, consents and requisite government approval, brokers, capitalization of Qell, organization and qualification, authority, and capitalization of Holdco shall be true and correct in all material respects as of the date of the Business Combination Agreement and as of the Closing Commencement Date, as though made on and as of the Closing Commencement Date (except to the extent that any such representation and warranty is made of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date), and (ii) the other representations and warranties of Qell and Holdco contained in Business Combination Agreement shall be true and correct (without giving effect to any limitation as to “materiality” or “Qell Material Adverse Effect” or any similar limitation set forth herein) in all respects as of the date of the Business Combination Agreement and as of the Closing Commencement Date, as though made on and as of the Closing Commencement Date (except to the extent that any such representation and warranty is made of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date), except where the failure of such representations and warranties to be true and correct, taken as a whole, does not cause a Qell Material Adverse Effect;

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Qell and Holdco shall have performed and complied in all material respects with the covenants and agreements required to be performed or complied with by them under the Business Combination Agreement at or prior to the Closing;

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the Aggregate Holdco Transaction Proceeds (as defined in the Business Combination Agreement) shall be equal to or greater than $450,000,000;

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at or prior to the Closing, Qell shall have delivered, or caused to be delivered, the following documents to Lilium: (i) a certificate duly executed by an authorized officer of Qell, dated as of the Closing Commencement Date, to the effect that the certain conditions specified in the Business Combination Agreement are satisfied; and (ii) the Registration Rights Agreement duly executed by Sponsor and Holdco; and

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the Holdco Shares issuable in connection with the transactions contemplated by this Agreement shall be duly authorized by the Holdco Shareholder Meeting in the Required Holdco Shareholder Approval and Holdco’s Governing Documents (in each case, as defined in the Business Combination Agreement).

Representations and Warranties
Under the Business Combination Agreement, Lilium made customary representations and warranties to Qell relating to, among other things: organization and qualification; authorization; capitalization; consents and approvals; financial statements; absence of undisclosed liabilities; absence of certain changes; real estate; intellectual property; data privacy and security; litigation; material contracts; tax matters; environmental matters; licenses and permits; employee benefits; labor and employment matters; international trade and anti-corruption matters; broker fees; insurance policies; affiliate transactions; information supplied; regulatory compliance; and compliance with laws.
Under the Business Combination Agreement, Holdco made customary representations and warranties to Qell and Lilium relating to, among other things: organization; authorization; capitalization; consents and approvals; business activities; Investment Company Act; and tax matters.
Under the Business Combination Agreement, Qell made customary representations and warranties to Lilium and Holdco relating to, among other things: organization and qualification; authorization; capitalization; consents and approvals; financial statements; absence of undisclosed liabilities; internal controls; litigation; tax matters; broker fees; affiliate transactions; compliance with laws; SEC filings; information supplied; and the Trust Account.

Covenants of the Parties
Covenants of Lilium, Holdco and Merger Sub
Lilium, Holdco, and Merger Sub made certain covenants under the Business Combination Agreement, including, among other things, the following:
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Subject to certain exceptions, prior to the Closing, Lilium will and will cause its subsidiaries to, operate the business of Lilium in the ordinary course in all material respects and in accordance with all applicable law and shall use commercially reasonable best efforts to maintain and preserve intact the business organization, assets and properties of Lilium and its subsidiaries.

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Subject to certain exceptions, prior to Closing, Lilium will and will cause its subsidiaries to, not do any of the following without Qell’s consent (such consent, other than in the case of certain items expressly noted in the Business Combination Agreement, not to be unreasonably withheld, conditioned or delayed):

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declare, set aside, make or pay any dividend or distribution;

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acquire or purchase any business entity or organization;

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adopt amendments to the governing documents of Lilium or its subsidiaries or the shareholders agreement of Lilium;

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split, combine, reclassify, recapitalize or otherwise amend any terms of any shares or series of Lilium’s equity securities, except as provided otherwise in the Business Combination;

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dispose of any material assets or properties of Lilium or its subsidiaries;

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dispose of or subject to a lien any equity securities of Lilium and its subsidiaries, or any options, warrants, rights of conversion or other rights or arrangements obligating Lilium and its subsidiary to issue, deliver or sell any equity securities of Lilium and its subsidiaries;

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incur any indebtedness in excess of a certain threshold other than ordinary course trade payables;

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enter into, modify or terminate any material contract, other than in the ordinary course of business consistent with past practice;

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acquire any ownership interest in any real property, other than in the ordinary course of business;

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make any loans, advances or capital contributions, other than intercompany loans or capital contributions or ordinary course reimbursements of employee expenses;

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adopt or materially amend any material benefit plan;

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materially increase the compensation or benefits payable to any current or former director, manger, officer or employee of Lilium or its subsidiaries;

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amend, vary, waive any provision of or terminate any of the Restrictive Covenants (as defined in the Business Combination Agreement);

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make or change any material tax election outside the ordinary course of business;

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settle, compromise, withdraw, or commence any claim, litigation or other Proceedings with a value in excess of $100,000;

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authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, dissolution or restructuring;

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change Lilium’s or any of its subsidiaries’ methods of accounting in any material respect, other than changes that are made in accordance with Public Company Accounting Oversight Board (“PCAOB”) standards; or

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enter into any contract providing for the payment of any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by the Business Combination Agreement.

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Subject to the terms and conditions of the Business Combination Agreement, each of the Parties shall use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary or advisable to consummate and make effective as promptly as practicable the transactions contemplated by Business Combination Agreement.

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Subject to certain exceptions, prior to the Closing or termination of the Business Combination Agreement in accordance with its terms, Lilium will not, and will cause its representatives not to, directly or indirectly, solicit, initiate or engage in discussions or negotiations with, or provide any non-public information to or enter into any agreement with any person concerning any purchase of Lilium or its subsidiaries.

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Subject to certain exceptions, prior to the Closing, Holdco will not take any action, or engage in any activities or business, nor incur any liabilities or obligations, other than (a) those that are incident to its organization, (b) the execution of the Business Combination Agreement or any ancillary agreement to which it is or will be a party, (c) those that are expressly contemplated by the Business Combination Agreement or any ancillary agreement or (d) those that are consented to in writing by Qell (such consent not to be unreasonably withheld, conditioned or delayed)

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Subject to certain exceptions, at or prior to the Closing, Holdco will purchase a “tail” policy providing liability insurance coverage for certain directors and officers with respect to matters occurring on or prior to the Closing.

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Prior to the effectiveness of the registration statement / proxy statement, the Holdco Board shall approve and adopt the Incentive Plan and ESPP, and the Incentive Plan and ESPP shall reserve a number of shares of Holdco Class A Shares for grant and issuance thereunder.

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Subject to certain exceptions, prior to the Closing, Holdco shall take all such action necessary such that (a) effective immediately after the Closing, (i) the Holdco Board shall consist of at least five and up to a total of nine directors; and (ii) the Governing Documents of Holdco shall be in a form that reflects the terms and conditions that may be mutually agreed and are reasonably satisfactory to Lilium, Holdco and Qell, and each shall reasonably cooperate and work in good faith with each other in order to finalize and agree to other terms and conditions of such Governing Documents.

Covenants of Qell
Qell made certain covenants under the Business Combination Agreement, including, among other things, the following:
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Subject to certain exceptions, prior to Closing, Qell will and will cause its subsidiaries to, not do any of the following without Lilium’s consent (such consent, other than in the case of certain items expressly noted in the Business Combination Agreement, not to be unreasonably withheld, conditioned or delayed):

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adopt any amendments, supplements, restatements or modifications to the Trust Agreement, Warrant Agreement or the Governing Documents of Qell or any of its Subsidiaries;

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declare, set aside, make or pay any dividend or distribution;

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split, combine or reclassify any of its capital stock or other equity securities or issue any other security in respect of, in lieu of or in substitution for shares of its capital stock;

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incur any indebtedness in excess of a certain threshold other than that which is incurred to fund actual obligations due and payable prior to the Closing;

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make any loans, advances or capital contributions, any other Person, other than to, or in, Qell or any of its subsidiaries;

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issue any equity securities of Qell or any of its subsidiaries or grant any additional options, warrants or stock appreciation rights with respect to equity securities of the forgoing of Qell or any of its wholly owned subsidiaries;

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enter into, renew, modify or revise any contract with a related party, except as permitted by the Business Combination Agreement;

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engage in any activities or business, or incur material liabilities, other than as permitted by the Business Combination Agreement;

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authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation or dissolution; or

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enter into any contract providing for the payment of any brokerage fee, finders’ fee or other commission in connection with the Business Combination.

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Upon satisfaction or waiver of the conditions set forth in the section entitled “— Conditions to Closing of the Business Combination”, (a) on or prior to the Closing Commencement Date, Qell shall (i) cause the documents, opinions and notices required to be delivered to the Trustee pursuant to the Trust Agreement to be so delivered and (ii) make all appropriate arrangements to cause the Trustee to (A) pay as and when due all amounts, if any, payable to the public shareholders of Qell pursuant to the Qell Shareholder Redemption, (B) pay the amounts due to the underwriters of Qell’s initial public offering for their deferred underwriting commissions as set forth in the Trust Agreement and (C) immediately thereafter, pay all remaining amounts then available in the Trust Account to Holdco in accordance with the Trust Agreement, and (b) thereafter, the Trust Account shall terminate, except as otherwise provided therein.

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Subject to certain exceptions, promptly as practicable after the registration statement / proxy statement is declared effective under the Securities Act, Qell shall duly give notice of, and within thirty (30) days of the effectiveness of the registration statement / proxy statement, Qell shall duly convene and hold, an extraordinary general meeting in accordance with the Governing Documents of Qell, for the purposes of obtaining the Qell Shareholder Approval and Qell shall, through the Qell Board, recommend to its shareholders the adoption and approval of the Business Combination Agreement and the transactions and proposals contemplated thereby (in each case as such terms are defined in the Business Combination Agreement).

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Subject to certain exceptions, prior to the Closing or termination of the Business Combination Agreement in accordance with its terms, Qell will not, and will cause its representatives not to, directly or indirectly, solicit, initiate or engage in discussions or negotiations with, or provide any non-public information to or enter into any agreement with any person concerning any purchase of Qell or its subsidiaries.

Mutual Covenants of the Parties
The parties made certain covenants under the Business Combination Agreement, including, among other things, the following:
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using reasonable best efforts to consummate the Business Combination;

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making relevant public announcements;

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keeping certain information confidential; and

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in the case of Qell and Holdco, reasonably cooperate in connection with the listing of Holdco Shares issuable in connection with the Business Combination Agreement on Nasdaq.

In addition, Qell, Holdco and Lilium agreed that Qell, Holdco and Lilium will prepare and mutually agree upon and Holdco will file with the SEC, the registration statement / proxy statement.
Each of Qell, Holdco and Lilium agreed to use their reasonable best efforts to: (i) cause the registration statement / proxy statement to comply in all material respects with the applicable rules and regulations set out by the SEC; (ii) promptly notify the other of, cooperate with each other with respect to and respond promptly to any comments of the SEC or its staff; (iii) have the registration statement / proxy statement declared effective under the Securities Act as promptly as practicable after it is filed with the SEC; and (iv) keep the registration statement / proxy statement effective through the Closing of the Business Combination Agreement in order to permit the consummation of the Business Combination.
The parties made certain tax covenants under the Business Combination Agreement, including, among other things, the following:
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The parties intend that the Exchange shall constitute a transaction treated as a “reorganization” within the meaning of Section 368(a) of the Code and the Merger shall constitute a transaction treated as a “reorganization” within the meaning of Section 368(a)(l)(F) of the Code, and each party shall, and shall cause its affiliates to, use reasonable best efforts to so qualify and file all tax returns consistent with, and take no position inconsistent with (whether in audits, tax returns or otherwise), such treatment (whether in audits, tax returns or otherwise) unless required to do so pursuant to a “determination” that is final within the meaning of Section 1313(a) of the Code.
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The parties agreed to cooperate fully, as and to the extent reasonably requested by another party, in connection with the filing of relevant tax returns.

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The parties agreed not to take any action that would reasonably be expected to prevent or impede the intended tax treatment.

Each of the parties agreed to use reasonable best efforts to promptly obtain, file with or deliver to, as applicable, any consents of any governmental entities or other persons that Qell and Lilium determine are necessary, proper or advisable to consummate the transactions contemplated by the Business Combination Agreement or the Ancillary Documents and for any Consent required under the HSR Act, and agree to make all filings as required no later than fifteen (15) Business Days after the date hereof.
Survival of Representations and Warranties
The representations, warranties, agreements and covenants in the Business Combination Agreement terminate immediately following completion of the Closing, except for the covenants related to public announcements, the Incentive Plan and ESPP, the Directors’ and Officers’ Insurance, and the Post-closing Directors and Officers, which by their terms contemplate performance after the Closing.
Termination
The Business Combination Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including, among others, as follows:
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by mutual written consent of Qell and Lilium;

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by Qell, subject to certain exceptions, if any of the representations or warranties made by Lilium are not true and correct or if Lilium fails to perform any of its respective covenants or agreements under the Business Combination Agreement (including an obligation to consummate the Closing) such that certain conditions to the obligations of Qell and Holdco, as described in the section entitled “— Conditions to Closing of the Business Combination” above, could not be satisfied and the breach (or breaches) is (or are) not cured or cannot be cured within the earlier of (i) thirty days after written notice thereof, and (ii) the Termination Date (as defined herein); provided, however, that Qell is not in breach of the Business Combination Agreement so as to prevent certain closing conditions set forth in the Business Combination Agreement to be satisfied;

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by Lilium, subject to certain exceptions, if any of the representations or warranties made by Qell and Holdco are not true and correct or if Qell or Holdco fail to perform any of its covenants or agreements under the Business Combination Agreement (including an obligation to consummate the Closing) such that certain conditions to the obligations of Lilium, as described in the section entitled “— Conditions to Closing of the Business Combination” above, could not be satisfied and the breach (or breaches) is (or are) not cured or cannot be cured within the earlier of (i) thirty days after written notice thereof, and (ii) the Termination Date, provided, however, that Lilium is not in breach of the Business Combination Agreement so as to prevent certain closing conditions set forth in the Business Combination Agreement to be satisfied;

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by either Qell or Lilium,

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if the transactions contemplated by the Business Combination Agreement shall not have been consummated on or prior to the later of (i) the date that is six (6) calendar months after the date of the Business Combination Agreement, and (ii) the date that is 6 calendar months following (A) notification from the BMWi, within six (6) calendar months of the Business Combination Agreement, that a certificate of non-objection is required in respect of the transactions contemplated by the Business Combination Agreement, or (B) the Parties’ mutual decision, within six (6) calendar months of the Business Combination Agreement, to seek a certificate of non-objection from the BMWi (the “Termination Date”);
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if any governmental entity shall have issued an order or taken any other action permanently enjoining, restraining or otherwise prohibiting the transactions contemplated by the Business Combination Agreement and such order or other action shall have become final and nonappealable; or

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if the approval of the Business Combination Proposal and the Merger Proposal are not obtained at the General Meeting (including any adjournment thereof).

Expenses
The fees and expenses incurred in connection with the Business Combination Agreement and ancillary agreements, and the transactions contemplated thereby, including the fees and disbursements of counsel, financial advisors and accountants, will be paid by the party incurring such fees or expenses. However, if the Closing occurs, then Holdco will pay, or cause to be paid, all unpaid Qell and Lilium expenses as of such time.
Governing Law
The Business Combination Agreement is governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of New York (except that the Cayman Islands Acts will apply to the Merger).
Arbitration
The Business Combination Agreement contains a binding arbitration provision whereby Qell, Lilium, Holdco, and Merger Sub irrevocably agree to resolve any disputes arising out of the Business Combination in binding arbitration in accordance with the Rules of Arbitration of the International Chamber of Commerce.
Amendments
The Business Combination Agreement may be amended or modified only by a written agreement executed and delivered by (a) Qell and Holdco, on the one hand, and Lilium, on the other hand, prior to the Closing and (b) Holdco, on the one hand, and Lilium, on the other hand, after the Closing; provided, that none of the provisions that survive the Closing shall be amended or modified without the prior written consent of the Sponsor.
Ancillary Documents
This section describes the material provisions of certain additional agreements that were entered into concurrently with, or will be entered into pursuant to (as applicable) the Business Combination Agreement, which are referred to herein as the “Ancillary Documents,” but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of each of the Ancillary Documents. A form of the Sponsor Letter Agreement is attached hereto as Annex E and a form of the Subscription Agreements is attached hereto as Annex F. Shareholders and other interested parties are urged to read such Ancillary Documents in their entirety prior to voting on the proposals presented at the General Meeting.
Sponsor Letter Agreement
In connection with their entry into the Business Combination Agreement, the Sponsor, Qell, Holdco and Lilium entered into the Sponsor Letter Agreement, attached hereto as Annex E, pursuant to which Sponsor has agreed (a) to vote in favor of the Business Combination Agreement and the transactions contemplated thereby and take all actions reasonably necessary to cause the closing of the Business Combination, including execution of the Holdco shareholder approval, (b) to waive any adjustment to the conversion ratio set forth in the Qell’s amended and restated memorandum and articles of association or any other anti-dilution or similar protection with respect to the Class B Shares held by them, and (c) forfeit 1,828,945 Qell Class B Ordinary Shares that would otherwise have converted into 1,828,945 Holdco Shares in connection with the Merger for no consideration, and subject 3,063,422 of the Holdco Class A Shares acquired by the Sponsor in connection with the Merger (in addition to any New Shares (as defined in the Sponsor Letter Agreement) issued with respect to such Holdco Class A Shares) to certain time and performance vesting provisions.
Subscription Agreements
In connection with the execution of the Business Combination Agreement, Qell and Holdco entered into subscription agreements with the PIPE Investors, the form of which is attached hereto as Annex F, pursuant to which the PIPE Investors agreed to subscribe for and purchase and Holdco agreed to issue and sell to such PIPE Investors, 45,000,000 Holdco Class A Shares, for an aggregate of $450,000,000 in proceeds. The Private Placement Shares to be issued pursuant to the Subscription Agreements have not been registered under the Securities Act, in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act and/or Regulation D or Regulation S promulgated thereunder without any form of general solicitation or general advertising. Palantir Technologies Inc. ("Palantir") entered into a subscription agreement on March 30, 2021, and has committed to purchasing $41,000,000 of Holdco Class A Shares in the PIPE Financing substantially concurrently with the closing of the Business Combination.
The closing of the Subscription Agreements is contingent upon, among other things, the substantially concurrent consummation of the Business Combination and related transactions.
In addition, on March 28, 2021, Lilium entered into a non-cancelable purchase obligation for a Palantir Foundry cloud subscription (which provides advanced data analytics capability), including support services, updates and related professional services, with Palantir for $50.0 million payable in increasing annual installments over five years, of which approximately $1.55 million was billed and paid in June 2021, with the remaining amount of the first year annual installment of $6 million due after closing of the Business Combination (or, if the Business Combination has not closed prior to such time, prior to the end of 2021) and subsequent annual installments due on March 28 of each year of the term. The agreement may be renewed by Lilium for two additional one-year terms following the end of its initial term. This agreement was entered into by Lilium in the ordinary course of its business and is not contingent upon Palantir funding its PIPE Financing commitment and there is no ability for either party to terminate the Palantir Foundry cloud subscription or related payment obligation if the Business Combination or the PIPE Financing are not completed for any reason. Accordingly, Lilium will be obligated to make the remaining payments due under the agreement even if the Business Combination is terminated. Lilium intends to fund its payment obligations under this agreement through its available cash on hand at the time payments are due, which may result in proceeds from the Trust Account or from the PIPE Financing being used to pay the remaining amount of the first year annual installment and to make such other payments.
Registration Rights Agreement
At the closing of the Business Combination, Holdco will enter into a Registration Rights Agreement with Sponsor and certain Lilium shareholders, providing for, among other things, subject to the terms thereof, customary registration rights, including demand and piggy-back rights subject to cut-back provisions. Holdco has agreed to file a shelf registration statement to register the Holdco Shares covered by the Registration Rights Agreement no later than thirty days following consummation of the Business Combination. Pursuant to the Registration Rights Agreement, certain Lilium shareholders will agree not to sell, assign, offer to sell, contract, pledge, grant, or otherwise dispose of or enter into any swap or other similar arrangement, with respect to the Holdco Shares such persons receive in connection with the Business Combination for 180 days from the Final Closing Date of the Business Combination, subject to certain limited exceptions. In addition, Sponsor will agree not to sell, assign, offer to sell, contract, pledge, grant, or otherwise dispose of or enter into any swap or other similar arrangement, with respect to the Holdco Shares it receives in connection with the Business Combination for a period beginning on the closing of the Business Combination and ending on the earlier of (i) 360 days after the Final Closing Date of the Business Combination and (ii) (x) if the closing price of a Holdco Share equals or exceeds $12.00 per share (subject to certain adjustments) for any 20 trading days within any 30-day trading period commencing at least 150 after the Final Closing Date of the Business Combination, or (y) the date on which Holdco completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of Holdco’s stockholders having the right to exchange their Holdco Shares for cash, securities or other property, subject to certain limited exceptions.
Warrant Assumption Agreement
In connection with the Business Combination Agreement, Holdco, Qell and Continental Stock and Transfer & Trust Company will, prior to Closing, enter into a Warrant Assignment, Assumption and Amendment Agreement in the form attached hererto as Exhibit 4.1, pursuant to which the parties will agree that, as part of the Merger, each Qell Public Warrant and Private Placement Warrant that is outstanding immediately prior to the effective time of the Merger shall cease to represent a right to acquire Qell Class A Ordinary Shares and shall automatically represent, immediately following the Merger, a right to acquire Holdco Class A shares on the same contractual terms and conditions as were in effect immediately prior to the Effective Time under the original Warrant Agreement, including that the warrant holders are deemed to have consented to an exclusive forum provision requiring all claims to be brought before the courts of the State of New York or the United States District Court for the Southern District of New York other than suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal district courts of the United States of America are the sole and exclusive forum.
Company Shareholder Support Agreements
In connection with the Business Combination Agreement, Holdco, Lilium, Merger Sub, and existing shareholders of Lilium entered into Company Shareholder Support Agreements (in the form attached to the Business Combination Agreement as Exhibit E thereto) pursuant to which, among other things, each such existing shareholder of Lilium (a) granted or will grant, as applicable, Lilium and Holdco with a power of attorney permitting and directing Lilium and/or Holdco to execute the necessary transfer documents (on behalf of such existing shareholder of Lilium), required pursuant to Dutch and German law, to effect the Company Share Exchange , (b) undertook, vis-àvis the Company, Holdco, Qell and each other existing shareholder of Lilium to take all necessary or desirable actions in connection with the transactions set forth in the Business Combination Agreement (including executing an exchange agreement in the form provided by Lilium (and that is reasonably satisfactory to Qell and Holdco) to consummate the Company Share Exchange) and (c) agreed, to certain customary covenants to support the Business Combination (including restrictions on the sale, disposition or transfer of the Company Shares held by him, her or it, and cooperation in respect of any FDI Screening (as defined in the Business Combination Agreement)).

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
Introduction
The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X.
The unaudited pro forma condensed combined statement of financial position as of December 31, 2020 combines the historical statement of financial position of Lilium and the historical statement of financial position of Qell on a pro forma basis as if the Business Combination and related transactions had been consummated on December 31, 2020. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 combines the historical statements of operations of Lilium and Qell for such period on a pro forma basis as if the Business Combination and related transactions had been consummated on January 1, 2020, the beginning of the earliest period presented.
The unaudited pro forma condensed combined financial information has been presented for illustrative purposes only and is not necessarily indicative of the financial position and results of operations that would have been achieved had the Business Combination and related transactions occurred on the dates indicated. Further, the unaudited pro forma condensed combined financial information may not be useful in predicting the future financial condition and results of operations of the post-combination company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited pro forma adjustments represent management’s estimates based on information available as of the date of the unaudited pro forma condensed combined financial information and is subject to change as additional information becomes available and analyses are performed. This information should be read together with Lilium’s and Qell’s audited financial statements and related notes, as applicable, and the sections titled “Lilium’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “Qell’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other financial information included elsewhere in this proxy statement/prospectus.
Description of the Business Combination
On March 30, 2021, Qell, Lilium, Holdco, and Merger Sub entered into the Business Combination Agreement, which provides for, among other things, the following transactions:
•
Qell will merge with and into Merger Sub, with Merger Sub as the surviving company in the Merger;

•
In connection with the Merger, each issued and outstanding ordinary share of Qell will be converted into a claim for a corresponding equity security in the Merger Sub, and such claim shall then be contributed into Holdco in exchange for one Holdco Class A Share;

•
Immediately following the Merger, Merger Sub and Holdco will cause Merger Sub to, commence winding up under the Cayman LLC Act and distribute all of its tangible and intangible assets (including all cash) and transfer any and all of its liabilities to Holdco;

•
Immediately following the Liquidation Distribution and Assumption, Holdco will take a series of actions including, but not limited to, (i) appointment of Daniel Wiegand as executive director to the board of directors of Holdco, and (ii) execution of the Holdco Board Agreements (as defined in the Business Combination Agreement);

•
The shareholders of Lilium will exchange their shares in Lilium for Holdco Shares. All Lilium shareholders, but for Daniel Wiegand, will receive Holdco Class A Shares in the Exchange. Daniel Wiegand will receive Holdco Class B Shares in the Exchange. Holdco Class B Shares will rank pari passu with Holdco Class A Shares in all respects, provided they will be entitled to 3x super voting rights, subject to customary sunset provisions; and

•
Each outstanding warrant to purchase a Qell Class A Ordinary Share will, by its terms, convert into a warrant to purchase one Holdco Class A Share, on the same contractual terms.

Concurrently with the execution of the Business Combination Agreement, Qell, Lilium, and Holdco entered into Subscription Agreements with certain investors, pursuant to which the PIPE Investors agreed to subscribe for and purchase, and Holdco agreed to issue and sell to such PIPE Investors, an aggregate of 45,000,000 Holdco Shares at $10.00 per share for expected gross proceeds of $450 million on the closing date.
For more information about the Business Combination, please see the section entitled “The Business Combination.” A copy of the Business Combination Agreement is attached to this proxy statement/prospectus as Annex A.
Anticipated Accounting Treatment
The Business Combination will be accounted for as a capital reorganization. Under this method of accounting, Qell will be treated as the “acquired” company for financial reporting purposes. Accordingly, the Business Combination will be treated as the equivalent of Lilium issuing shares at the closing of the Business Combination for the net assets of Qell as of the closing date, accompanied by a recapitalization. The net assets of Qell will be stated at historical cost, with no goodwill or other intangible assets recorded.
Lilium has been determined to be the accounting acquirer based on evaluation of the following facts and circumstances:
•
Lilium’s shareholders will have the largest voting interest in Holdco under both the no redemption and maximum redemption scenarios;

•
The board of directors of the post-combination company has at least five and up to a total of nine members, and Lilium has the ability to nominate the majority of the members of the board of directors;

•
Lilium’s senior management is the senior management of the post-combination company;

•
The business of Lilium will comprise the ongoing operations of Holdco; and

•
Lilium is the larger entity, in terms of substantive operations and employee base.

The Business Combination, which is not within the scope of IFRS 3 since Qell does not meet the definition of a business in accordance with IFRS 3, is accounted for within the scope of IFRS 2. Any excess of fair value of Holdco Shares issued over the fair value of Qell’s identifiable net assets acquired represents compensation for the service of a stock exchange listing for its shares and is expensed as incurred.
Basis of Pro Forma Presentation
The unaudited pro forma condensed combined financial information has been prepared using the assumptions below with respect to the potential redemption by Qell’s public shareholders of Qell Class A Ordinary Shares for cash equal to their pro rata share of the aggregate amount on deposit in the Trust Account:
•
Assuming No Redemptions:   This presentation assumes that no public shareholders of Qell exercise redemption rights with respect to their public shares for a pro rata share of cash in the Trust Account.

•
Assuming Maximum Redemptions:   This presentation assumes that 37,950,000 of Qell Class A Ordinary Shares are redeemed for their pro rata share of the cash in the Trust Account in connection with the Qell Share Redemptions. This scenario gives effect to Qell Share Redemptions of 37,950,000 shares for aggregate redemption payments of €310.7 million at a redemption price of approximately €8.19 per share based on the investments held in the Trust Account as of December 31, 2020. The Business Combination Agreement includes as a condition to closing the Business Combination that, at Closing, Holdco will receive aggregate transaction proceeds of $450.0 million comprising (i) the cash held in the Trust Account after giving effect to the Qell Shareholder Redemption and (ii) aggregate proceeds from the PIPE Financing.

The foregoing scenarios are for illustrative purposes only as the actual number of redemptions by Qell’s public shareholders is unknowable prior to the Qell shareholder vote with respect to the Business Combination. Accordingly, the actual financial position and results of operations may differ significantly from the pro forma amounts presented herein.
The following summarizes the number of Holdco Shares outstanding under the two redemption scenarios:

	Assuming No Redemption			Assuming Maximum Redemption
Shareholders	Ownership in shares	Equity %	Voting %	Ownership in shares	Equity %	Voting %
Lilium shareholders	218,757,580	71%	75%	218,013,330	80%	84%
Qell public shareholders	37,950,000	12%	11%	0	0%	0%
Sponsor(1)	7,658,555	2%	2%	7,658,555	3%	2%
PIPE Investors	45,000,000	15%	12%	45,000,000	17%	14%
	309,366,135	100%	100%	270,671,885	100%	100%

(1)
Includes 3,063,422 of Holdco Class A Shares acquired by the Sponsor in connection with the Business Combination which, in addition to any New Shares (as defined in the Sponsor Letter Agreement) issued with respect to such Holdco Shares, Sponsor has agreed to subject to certain time and performance vesting provisions.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF FINANCIAL POSITION
AS OF DECEMBER 31, 2020
(in thousands)
	As of December 31, 2020		IFRS Policy and Presentation Alignment (Note 2)	Transaction Accounting Adjustments (Assuming No Redemptions)		As of December 31, 2020	Additional Transaction Accounting Adjustments (Assuming Maximum Redemptions)		As of December 31, 2020
	Lilium (IFRS, Historical)	Qell (US GAAP, Restated, As Converted)				Pro Forma Combined (Assuming No Redemptions)			Pro Forma Combined (Assuming Maximum Redemptions)
ASSETS:
Intangible assets	€1,372	€—	€—	€—		€1,372	€—		€1,372
Property, plant and equipment	22,715	—	—	—		22,715	—		22,715
Financial assets	2,112	—	—	—		2,112	—		2,112
Non-financial assets	153	—	—	—		153	—		153
Investments held in Trust Account	—	310,723	—	(310,723)	A	—	—		—
Non-current assets	26,352	310,723	—	(310,723)		26,352	—		26,352
Other financial assets	50,676	—	—	—		50,676	—		50,676
Non-financial assets	5,774	—	422	—		6,196	—		6,196
Cash and cash equivalents	102,144	1,657	—	310,723	A	715,430	(310,723)	M	404,707
				368,369	B
				(10,873)	C
				(56,590)	D
Prepaid expenses	—	422	(422)	—		—	—		—
Current assets	158,594	2,079	—	611,629		772,302	(310,723)		461,579
TOTAL ASSETS	€184,946	€312,802	€—	€300,906		€798,654	€(310,723)		€487,931
EQUITY AND LIABILITIES
Subscribed capital	€69	€—	€—	€5,400	B	€42,958	€(89)		€38,315
				197	E		(4,554)	M
				5,473	J
				31,819	K
Share premium	253,815	—	32,740	362,969	B	981,822	3,276	D	674,544
				(8,622)	D		(6,003)	E
				12,682	E		1,618	L
				(28,407)	F		(306,169)	M
				297,658	G
				(22,817)	H
				0	I
				(5,469)	J
				(31,819)	K
				119,092	L
Class A ordinary shares	—	1	—	(1)	F	—	—		—
				3	G
				(3)	J
Class B ordinary shares	—	1	—	0	I	—	—		—
				(1)	J
Other capital reserves	110,055	—	—	—		110,055	—		110,055
Additional paid-in capital	—	32,740	(32,740)	—		—	—		—
Accumulated loss	(306,098)	(28,648)	—	(45,096)	D	(460,588)	(3,276)	D	(459,390)
				(12,879)	E		6,092	E
				28,408	F		(1,618)	L
				22,817	H
				(119,092)	L
Accumulated other comprehensive income (loss)	(119)	—	—	—		(119)	—		(119)
Equity	57,722	4,094	—	612,312		674,128	(310,723)		363,405

	As of December 31, 2020		IFRS Policy and Presentation Alignment (Note 2)	Transaction Accounting Adjustments (Assuming No Redemptions)		As of December 31, 2020	Additional Transaction Accounting Adjustments (Assuming Maximum Redemptions)	As of December 31, 2020
	Lilium (IFRS, Historical)	Qell (US GAAP, Restated, As Converted)				Pro Forma Combined (Assuming No Redemptions)		Pro Forma Combined (Assuming Maximum Redemptions)
COMMITMENTS AND CONTINGENCIES
Class A ordinary shares subject to redemption	—	247,321	(247,321)	—		—	—	—
LIABILITIES:
Other financial liabilities	27	—	—	—		27	—	27
Lease liabilities	9,505	—	—	—		9,505	—	9,505
Provisions	411	—	—	—		411	—	411
Derivative warrant liabilities	—	50,340	—	(50,340)	F	—	—	—
Deferred underwriting commissions	—	10,873	—	(10,873)	C	—	—	—
Common stock subject to possible redemptions	—	—	247,321	50,340	F	—	—	—
				(297,661)	G
Non-current liabilities	9,943	61,213	247,321	(308,534)		9,943	—	9,943
Accounts payable	—	109	(109)	—		—	—	—
Accrued expenses	—	65	(65)	—		—	—	—
Other financial liabilities	21	—	—	—		21	—	21
Lease liabilities	1,613	—	—	—		1,613	—	1,613
Provisions	80	—	—	—		80	—	80
Income tax payable	43	—	—	—		43	—	43
Convertible loans	99,235	—	—	—		99,235	—	99,235
Trade and other payables	11,092	—	109	(2,872)	D	8,329	—	8,329
Other non-financial liabilities	5,197	—	65	—		5,262	—	5,262
Current liabilities	117,281	174	—	(2,872)		114,583	—	114,583
TOTAL EQUITY AND LIABILITIES	€184,946	€312,802	€—	€300,906		€798,654	€(310,723)	€487,931

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR YEAR ENDED DECEMBER 31, 2020
(in thousands, except share and per share data)
	Year Ended December 31, 2020	For the Period from August 7, 2020 (inception) through December 31, 2020	IFRS Policy and Presentation Alignment (Note 2)	Transaction Accounting Adjustments (Assuming No Redemptions)		Year Ended December 31, 2020	Additional Transaction Accounting Adjustments (Assuming Maximum Redemptions)		Year Ended December 31, 2020
	Lilium (IFRS, Historical)	Qell (US GAAP, Restated, As Converted)				Pro Forma Combined (Assuming No Redemptions)			Pro Forma Combined (Assuming Maximum Redemptions)
Revenue	€97	€—	€—	€—		€97	€—		€97
Cost of sales	(10)	—	—	—		(10)	—		(10)
Gross Profit	87	—	—	—		87	—		87
Research and development expenses	(90,345)	—	—	—		(90,345)	—		(90,345)
General and administrative expenses	(35,406)	(289)	(25)	(22,519)	BB	(190,185)	(3,276)	BB	(188,987)
				(12,879)	CC		6,092	CC
				25	DD		(1,618)	EE
				(119,092)	EE
Administrative fee – related party	—	(25)	25	—		—			—
Selling expenses	(15,272)	—	—	—		(15,272)	—		(15,272)
Other income	2,346	—	—	—		2,346	—		2,346
Change in fair value of derivative warrant liabilities	—	(28,365)	—	28,365	FF	—	—		—
Offering costs – derivative warrant liabilities	—	(841)	—	841	FF	—	—		—
Income earned on investments in Trust Account	—	67	—	(67)	AA	—	—		—
Other expenses	(130)	—	—	—		(130)	—		(130)
Operating loss	(138,720)	(29,453)	—	(125,326)		(293,499)	1,198		(292,301)
Finance income	80	—	—	—		80	—		80
Finance expenses	(49,741)	—	—	—		(49,741)	—		(49,741)
Financial result	(49,661)	—	—	—		(49,661)	—		(49,661)
Loss before income tax	(188,381)	(29,453)	—	(125,326)		(343,160)	1,198		(341,962)
Income tax expense	(46)	—	—	—		(46)	—		(46)
Net loss for the period	(188,427)	(29,453)	—	(125,326)		(343,206)	1,198		(342,008)
Pro forma weighted average common shares outstanding – basic and diluted						309,363,290			270,669,040
Pro forma net loss per share – basic and diluted						€(1.11)			€(1.26)

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
1.
Basis of Presentation

The unaudited pro forma condensed combined statement of financial position as of December 31, 2020 assumes that the Business Combination occurred on December 31, 2020. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 presents pro forma effect to the Business Combination as if it had been completed on January 1, 2020. These periods are presented on the basis that Lilium is the accounting acquirer.
The unaudited pro forma condensed combined statement of financial position as of December 31, 2020 has been prepared using, and should be read in conjunction with, the following:
•
Lilium’s audited consolidated statement of financial position as of December 31, 2020 and the related notes for the period ended December 31, 2020, included elsewhere in this proxy statement/prospectus; and

•
Qell’s audited statement of financial position as of December 31, 2020 and the related notes for the period ended December 31, 2020, included elsewhere in this proxy statement/prospectus.

The unaudited pro forma condensed combined statement of operations for the period ended December 31, 2020 has been prepared using, and should be read in conjunction with, the following:
•
Lilium’s audited consolidated statement of operations for the twelve months ended December 31, 2020 and the related notes, included elsewhere in this proxy statement/prospectus; and

•
Qell’s audited statement of operations for the period from August 7, 2020 (inception) to December 31, 2020 and the related notes, included elsewhere in this proxy statement/prospectus.

The historical financial statements of Lilium have been prepared in accordance with IFRS as issued by the IASB and in its presentation and reporting currency of the Euro (€). The historical financial statements of Qell have been prepared in accordance with generally accepted accounting principles in the United States (“US GAAP”) in its presentation and reporting currency of United States dollars ($). The financial statements of Qell have been translated into Euros for the purposes of presentation in the unaudited pro forma condensed combined financial information (“As Converted”) using the following exchange rates:
•
at the period end exchange rate as of December 31, 2020 of $1.00 to €0.8186 for the statement of financial position; and

•
the average exchange rate for the period from August 7, 2020 (inception) through December 31, 2020 of $1.00 to €0.8416 for the statement of operations for the period ending on that date.

The adjustments presented in the unaudited pro forma condensed combined financial information have been identified and presented to provide relevant information necessary for an accurate understanding of Holdco after giving effect to the Business Combination. Management has made significant estimates and assumptions in its determination of the pro forma adjustments. As the unaudited pro forma condensed combined financial information has been prepared based on these preliminary estimates, the final amounts recorded may differ materially from the information presented.
The pro forma adjustments reflecting the consummation of the Business Combination are based on certain currently available information and certain assumptions and methodologies that Lilium management believes are reasonable under the circumstances. The unaudited condensed pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments and it is possible the difference may be material. Lilium believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Business Combination based on information available to Lilium management at this time and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.
The unaudited pro forma condensed combined financial information is not necessarily indicative of what the actual results of operations and financial position would have been had the Business Combination taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of the post-combination company. They should be read in conjunction with the historical financial statements and notes thereto of Lilium and Qell.
The unaudited pro forma condensed combined financial information does not reflect the income tax effects of the pro forma adjustments as based on the statutory rate in effect for the historical periods presented. Lilium management believes this unaudited pro forma condensed combined financial information to not be meaningful given the combined entity incurred significant losses during the historical period presented due to having not yet launched its air mobility service.
2.
IFRS Policy and Presentation Alignment

The historical financial information of Qell has been adjusted to give effect to the differences between US GAAP and IFRS as issued by the IASB for the purposes of the unaudited pro forma condensed combined financial information. The only adjustment required to convert Qell’s financial statements from US GAAP to IFRS for purposes of the unaudited pro forma condensed combined financial information was to reclassify Qell’s common stock subject to redemption to non-current financial liabilities under IFRS.
Further, as part of the preparation of the unaudited pro forma condensed combined financial information, certain reclassifications were made to align Qell’s historical financial information in accordance with the presentation of Lilium’s historical financial information.
3.
Adjustments to Unaudited Pro Forma Condensed Combined Financial Information

The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X.
Transaction Accounting Adjustments to Unaudited Pro Forma Condensed Combined Statement of Financial Position
The Transaction Accounting Adjustments included in the unaudited pro forma condensed combined statement of financial position as of December 31, 2020 are as follows:
(A)
Reflects the liquidation and reclassification of €310.7 million of investments held in the Trust Account to cash and cash equivalents that becomes available following the Business Combination.

(B)
Represents the proceeds of €368.4 million from the issuance and sale of 45,000,000 shares of Holdco Shares at $10.00 per share in the PIPE Financing pursuant to the terms of the Subscription Agreements.

(C)
Reflects the settlement of €10.9 million in deferred underwriting commissions.

(D)
Represents preliminary estimated transaction costs expected to be incurred by Qell and Lilium of approximately €27.1 million and €29.5 million, respectively, for advisory, banking, printing, legal, and accounting fees incurred as part of the Business Combination.

For the Qell transaction costs, none of these fees have been accrued as of the pro forma balance sheet date. €4.5 million represent equity issuance costs capitalized in share premium related to the PIPE Financing. The remaining amount of €22.6 million is reflected as an adjustment to accumulated loss. These costs have been excluded from the unaudited pro forma condensed combined statement of operations. The Qell estimated transaction costs excludes the deferred underwriting commissions as described in (C) above.
For the Lilium transaction costs, €2.9 million of these fees have been accrued as of the pro forma balance sheet date. €4.1 million and €0.8 million represent equity issuance costs capitalized in share premium, assuming no redemptions and maximum redemptions, respectively. The remaining amount of €22.5 million and €25.8 million, assuming no redemptions and maximum redemptions, respectively, is included as an expense through accumulated loss and is reflected in the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 as discussed in (BB) below.

The following tables summarize the abovementioned transaction costs and the related treatment within the unaudited pro forma condensed combined financial information.
Estimated Qell transaction costs	Pro forma adjustment	Assuming No Redemptions	Assuming Maximum Redemptions
		(in thousands)
PIPE Financing fees	(D)	€4,543	€4,543
Transaction costs not eligible for capitalization(1)	(D), (H), (L), (EE)	22,577	22,577
Total Qell estimated transaction costs		€27,120	€27,120

(1)
Consistent with the accounting for a capital raising transaction by Lilium, such costs are excluded from the unaudited pro forma condensed combined statement of operations, but are reflected as a reduction of the net assets of Qell when calculating the IFRS 2 expense.

Estimated Lilium transaction costs	Pro forma adjustments	Assuming No Redemptions	Assuming Maximum Redemptions
		(in thousands)
Capitalized equity issuance costs(2)	(D)	€4,079	€803
Transaction costs not eligible for capitalization	(D), (BB)	22,519	25,795
Transaction costs accrued/expensed in fiscal 2020	(D)	2,872	2,872
Total Lilium estimated transaction costs		€29,470	€29,470

(2)
Direct and incremental transaction costs related to the Business Combination were allocated on a pro rata basis between the Holdco shares issued to former shareholders of Qell, which were charged directly to equity, and former shareholders of Lilium, which were charged to expense.

(E)
Reflects 1,644,250 and 900,000 Holdco Class A Shares issued to certain Lilium executives at Closing based on a percentage of proceeds raised through the consummation of the Business Combination, assuming no redemptions and maximum redemptions, respectively, and the related estimated compensation cost as discussed in (CC) below.

(F)
Reflects the recognition of Qell’s public and private placement warrants as equity instruments upon consummation of the Business Combination.

(G)
Represents the reclassification of the redeemable ordinary shares.

(H)
Reflects the elimination of Qell’s historical accumulated deficit after recording the transaction costs to be incurred by Qell as described in note (D).

(I)
Represents the forfeiture of 1,828,945 Qell Class B Ordinary Shares pursuant to the Sponsor Letter Agreement.

(J)
Represents the exchange of 37,950,000 Qell Class A Ordinary Shares and 7,658,555 Qell Class B Ordinary Shares into 45,608,555 Holdco Class A Shares.

(K)
Represents the Exchange of 76,313 Lilium shares into 217,110,485 Holdco Shares, which includes 192,799,960 Holdco Class A Shares and 24,310,525 Holdco Class B Shares. The number of Holdco Class A Shares does not include the shares issued to certain Lilium executives as discussed in (E) above.

(L)
Represents the preliminary estimated expense recognized, in accordance with IFRS 2, for the excess of the fair value of Holdco Shares issued and the fair value of Qell’s identifiable net assets at the date of the Business Combination, resulting in a €119.1 million and €120.7 million increase to accumulated loss assuming no redemptions and maximum redemptions, respectively. The fair value of shares issued was estimated based on a market price of $9.95 per share and $1.66 per warrant (as of July 9, 2021). The value is preliminary and will change based on fluctuations in the share price of the Qell’s common stock and warrants through the closing date. A one percent change in the market price per share and per warrant would result in a change of €4.0 million and €0.9 million in the estimated expense assuming no redemptions and maximum redemptions, respectively.
(M)
Reflects the maximum redemption of 37,950,000 shares for aggregate redemption payments of €310.7 million, allocated to subscribed capital of €4.5 million and share premium of €306.2 million, at a redemption price of approximately €8.19 per share based on the investments held in the Trust Account as of December 31, 2020 of €310.7 million.

Transaction Accounting Adjustments to Unaudited Pro Forma Condensed Combined Statement of Operations
The transaction accounting adjustments included in the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 are as follows:
(AA)
Represents the elimination of interest income generated from the Trust Account for the period from August 7, 2020 (inception) through December 31, 2020.

(BB)
Reflects the estimated transaction costs of €22.5 million and €25.8 million to be expensed and incurred by Lilium, assuming no redemptions and maximum redemptions respectively, as part of the Business Combination, as described in (D). The remaining transaction costs expensed of €2.9 million are included in the historical income statement of Lilium for the year ended December 31, 2020. These costs are a nonrecurring item.

(CC)
Reflects the estimated compensation cost of €12.9 million and €6.8 million related to equity issued to certain Lilium executives in connection with the Business Combination, as described in note (E), assuming no redemptions and maximum redemptions, respectively.

(DD)
Represents pro forma adjustment to eliminate historical expenses related to Qell’s office space, utilities, and secretarial and administrative services pursuant to the Administrative Services Agreement, which will terminate upon the consummation of the Business Combination.

(EE)
Represents €119.1 million and €120.7 million of expense recognized assuming no redemptions and maximum redemptions, respectively, in accordance with IFRS 2, for the difference between the fair value of Holdco Shares issued and the fair value of Qell’s identifiable net assets, as described in (L). These costs are a nonrecurring item.

(FF)
Reflects pro forma adjustment to eliminate the change in fair value of derivative warrant liabilities, and the related offering costs expensed, as a result of the recognition of Qell’s public and private placement warrants as equity instruments upon consummation of the Business Combination, as described in (F).

4.
Net Loss per Share

Represents the net loss per share calculated using the historical weighted average shares outstanding, and the issuance of additional shares in connection with the Business Combination and related transactions, assuming the shares were outstanding since January 1, 2020. As the Business Combination and related transactions are being reflected as if they had occurred at the beginning of the period presented, the calculation of weighted average shares outstanding for basic and diluted net loss per share assumes that the shares issued in connection with the Business Combination have been outstanding for the entire period presented. Basic and diluted loss per share for Holdco Class A Shares and Holdco Class B Shares are the same, as each class of common stock is entitled to the same dividend participation rights and economic terms.
The unaudited pro forma condensed combined financial information has been prepared assuming two alternative levels of redemption of Qell’s public shares:

	For the Year Ended December 31, 2020
	Assuming No Redemptions	Assuming Maximum Redemptions
	(in thousands, except share and per share data)
Pro forma net loss	€(343,206)	€(342,008)
Weighted average shares outstanding – basic and diluted	309,363,290	270,669,040
Net loss per share – basic and diluted(1)	€(1.11)	€(1.26)
Weighted average shares outstanding – basic and diluted:
Lilium shareholders	218,754,735	218,010,485
Qell public shareholders	37,950,000	—
Sponsor(2)	7,658,555	7,658,555
PIPE Investors	45,000,000	45,000,000
Total	309,363,290	270,669,040

(1)
For the purpose of calculating diluted loss per share, it was assumed that all Qell Public Warrants sold in the Qell IPO and the Private Placement Warrants are exchanged for Holdco Class A Shares. However, since this results in anti-dilution, the effect of such exchange was not included in the calculation of diluted loss per share.

(2)
The pro forma basic and diluted shares of Sponsor includes 3,063,422 of Holdco Shares acquired by the Sponsor in connection with the Merger which (in addition to any New Shares (as defined in the Sponsor Letter Agreement) issued with respect to such Holdco Shares) it has agreed to subject to certain time and performance vesting provisions.

BUSINESS OF HOLDCO BEFORE THE BUSINESS COMBINATION
The information provided below pertains to Holdco prior to the Business Combination. As of the date of this proxy statement/prospectus, Holdco has not conducted any material activities other than those incident to its formation and to the matters contemplated by the Business Combination Agreement, such as the making of certain required securities law filings, the establishment of Merger Sub and the preparation of this proxy statement/prospectus. Upon the terms and subject to the conditions of the Business Combination Agreement, Qell and Lilium will effect a transaction, the result of which Holdco will become the ultimate parent of Lilium. For information about Holdco’s management, stock ownership and corporate governance following the Business Combination, please see the section entitled “Management of Holdco After the Business Combination.”
Incorporation
Holdco was incorporated as a Dutch private limited liability corporation (besloten vennootschap met beperkte aansprakelijkheid) on March 11, 2021 with an issued share capital of €45,000. Prior to consummation of the Business Combination, the Holdco General Meeting of shareholders will resolve to convert Holdco’s corporate form into a Dutch public limited liability company (naamloze vennootschap).
Articles of Association
Prior to or simultaneously with consummation of the Business Combination, Holdco’s current articles of association will be amended and restated in their entirety to be in substantially the form of the Holdco Articles of Association contemplated by the Business Combination Agreement and attached as Annex G to this proxy statement/prospectus. Holdco’s current articles of association may be amended at any time prior to consummation of the Business Combination by a decision of the general meeting of Holdco, and pursuant to the Business Combination Agreement with mutual agreement of Lilium, Sponsor (being Holdco’s sole shareholder as at the date of this proxy statement/prospectus) and Qell or after consummation of the Business Combination by amendment in accordance with their terms. Please see the section entitled “Description of Holdco Securities.”
Name
Holdco is registered with the Commercial Register of the Netherlands Chamber of Commerce under the establishment number 82165874 and the legal name Lilium B.V. (the name of Holdco was changed from Qell DutchCo B.V. into Lilium B.V. on April 8, 2021). Prior to or simultaneously with consummation of the Business Combination, Holdco’s legal name will be changed to Lilium N.V. as a result of the conversion of Holdco from a Dutch private limited liability corporation (besloten vennootschap met beperkte aansprakelijkheid) to a Dutch public limited liability company (naamloze vennootschap).
Official Seat
Holdco’s official seat (statutaire zetel) is in Amsterdam, the Netherlands and its business address is Rhijnspoorplein 10-38, 1018 TX Amsterdam, the Netherlands. The mailing address of Holdco’s principal executive office after the closing of the Business Combination will be at Paul-Ehrlich-Straße 15, 72076 Tübingen, Federal Republic of Germany.
Financial Year
Holdco’s financial year is currently the calendar year. In connection with the Business Combination, Lilium and Qell may change the fiscal year of Holdco.
Subsidiaries
Merger Sub, a newly incorporated Cayman Islands limited liability company, is a wholly-owned subsidiary of Holdco. As of the date of this proxy statement/prospectus, Merger Sub has not conducted any material activities other than those incident to its formation and to the matters contemplated by the Business Combination Agreement.

Sole Shareholder
Qell Partners LLC is currently the sole shareholder of Holdco. In connection with the Business Combination, Qell shareholders will become shareholders of Holdco pursuant to the Merger, and Lilium equityholders will become shareholders of Holdco pursuant to the Exchange.
Management Board
Holdco is currently managed by two directors, Barry Engle and Sam Gabbita (each individually authorized to represent Holdco).
Legal Proceedings
As of the date of this proxy statement/prospectus, Holdco was not party to any material legal proceedings. In the future, Holdco may become party to legal matters and claims arising in the ordinary course of business, the resolution of which Holdco does not anticipate would have a material adverse impact on its financial position, results of operations or cash flows.
Properties
Holdco leases office space in Amsterdam for its registered office address.
Employees
Holdco currently has no employees.

BUSINESS OF LILIUM AND CERTAIN INFORMATION ABOUT LILIUM
For purposes of this section, “Lilium”, “we”, “our” or the “Lilium Group” refer to Lilium GmbH, together with its subsidiaries, or, as the context may require, may refer to local holders of Air Operator Certificates (“AOC”) or similar aviation operating authority who Lilium anticipates will operate and control Lilium network air carrier operations in certain jurisdictions in order to comply with applicable law.
Overview
Lilium is a next-generation transportation company. We are focused on developing an eVTOL aircraft for use in a new type of high-speed air transport system for people and goods — one that would offer increased connectivity for communities around the world as well as generate time savings to travelers, would be accessible from homes and workplaces, be affordable for a large part of the population, and be more environmentally friendly than current air transportation.
The product we are developing is a fully electric, 7-seater jet aircraft that will take-off and land vertically with low noise (the “Lilium Jet”). Our objective is for the Lilium Jet to be the basis for sustainable, high-speed air shuttle networks that will connect communities within a region directly with one another. We believe such a network will require less infrastructure than traditional airports or railway lines and a fully electric jet aircraft would produce minimal operating emissions. We expect our Lilium Jets to generate 0.3 ounces CO2 of operating emissions per passenger mile, which is approximately 97% less when compared to commercial aviation. A single trip might save hours for a traveler; in aggregate, these networks could save our societies millions of travel hours — and significant carbon emissions — each year.
Currently, our development efforts are focused on the Lilium Jet, including our ongoing certification process with European Union Aviation Safety Agency (“EASA”) and Federal Aviation Administration (“FAA”), and building out our manufacturing capacity to produce the Lilium Jet. We plan to rely on two business models. First, we plan to use the Lilium Jet within regional passenger shuttle networks, initially in the U.S. and Europe, that we intend to create and operate with third parties (our “People Network”). Second, we plan to provide a turnkey enterprise solution by leasing fleets of Lilium Jets directly to governments and enterprise customers (the “Turnkey Enterprise”).
The new and developing eVTOL aircraft market has been made possible by a convergence of innovation across battery technology, lightweight materials, sensors and computing power, and propulsion technology. Morgan Stanley has projected that the eVTOL aircraft market could represent $1.5 trillion (in the base case) to $3.0 trillion (in the bull case) in revenues by 2040.
The Lilium Jet architecture is based on our proprietary Ducted Electric Vectored Thrust (“DEVT”) technology, which has been developed and rigorously tested over the last five years. While the majority of our eVTOL competitors leverage open rotor engines, which are based on unducted, contra-rotating propeller blades, DEVT consists of electric turbofans mounted within a cylindrical duct. DEVT offers four fundamental advantages over open propeller eVTOL architectures: lower noise, higher payload, safety and highest market penetration for ducted fans in commercial aviation, and scalability to larger aircraft in the future.
We believe these technology advantages will enable Lilium’s regional shuttle service model to carry more passengers (or cargo) per jet on longer (regional) trips than open propeller eVTOL aircraft. The specifications for the Lilium Jet under development call for the aircraft to be able to cruise at 175 mph at 10,000 feet for up to 155 miles and to have 7 seats (one for the pilot) or 210 cubic feet of cargo space representing 50% more (passenger) capacity than an open propeller eVTOL architecture would have at comparable noise levels . We believe the combination of longer average trip lengths and higher passenger capacity per jet (thus a higher load factor) will provide greater time savings to customers, more competitive pricing, and superior unit economics as compared to open propeller eVTOL architecture.
We currently estimate that one Lilium Jet operating within a regional network run by Lilium or local AOC holders will cost approximately $2.5 million to deliver and, beginning in approximately 2026, will generate revenue of approximately $5 million per year with a contribution margin currently estimated to be approximately 25%, and will generate a lifetime profit of approximately $10 million. The contribution margin takes into account all jet operating cost components (such as pilots, landing fees, maintenance, battery replacements, energy costs, jet depreciation and customer acquisition costs). The lifetime profit is based on a yearly contribution margin currently estimated to be approximately $1.25 million per jet and an 8-year lifetime, although these are estimates based on certain assumptions and actual results could differ. These projections are based on the assumptions that, beginning in approximately 2026, one jet covers approximately 1,500 miles per day or approximately 20 to 25 flights, with on average 4.5 out of 6 passenger seats filled, generating approximately $15,000 of revenue per day as well as, among other things, the additional assumptions described in the section entitled “Lilium Prospective Financial Information.” These estimates are based on a number of factors, including factors outside of the control of Lilium’s management, and there can be no assurance that such estimates will be achieved or that actual results will not differ, including materially, from such estimates. See also “Any disruptions to our supply chain, significant increase in component costs, or shortages of critical components, could adversely affect our business and result in increased costs.” We calculate ‘contribution margin’ as the total annual revenue per jet minus all direct operating costs and depreciation, expressed as a percentage by dividing this figure by the total annual revenue per jet. Direct operating costs include costs of infrastructure and ground operations, pilots, maintenance and spare parts (including battery replacements), energy, tax, insurance, customer acquisition, data, airline operator and air traffic control fees. Depreciation is determined using an 8-year, straight-line method. Contribution margin does not factor in indirect and overhead costs, such as operating expenses for engineering staff, general staff costs, engineering expenses and selling, general and administrative expenses, which we do not allocate on a per jet basis. For further information on our use of contribution margin, see “Important Information About U.S. GAAP, IFRS and Non-IFRS Financial Measures.” More detail on the Lilium Jet’s unit economics is provided below under “Our Strategy — Leverage our superior aircraft technology to unlock better unit economics and drive down prices for our customers”. Lilium intends to also create a 16-seater version of the Lilium Jet based on the same architecture and technology, which could drive these unit economics even higher, though there can be no assurances that such a 16-seater Lilium Jet will be developed or the timing thereof.
We intend for the Lilium Jet to have lower take-off noise — 60db(A) at 100 meters (330 feet) — than of any equivalent eVTOL aircraft being developed by open propeller competitors, which would give us the potential for broad market access and dense networks with more sold tickets overall. By contrast, helicopters generate a noise footprint 100 times larger. We are designing the Lilium Jet to be virtually inaudible (estimated 20 db(A) at 3,000 meters (9,840 feet) distance) from the ground during cruise flight.
Our business operating model is predicated on deploying our Lilium Jet, at scale, to regional passenger networks and enterprise customers, while providing high service quality, agility to adjust the supply of jets in a network to match potentially varying demand and capital efficiency. To implement our People Network business model, we plan to engage with companies on vertiport infrastructure, airline operations, pilot training and maintenance. For example, we intend to work with leading infrastructure players such as Ferrovial and Tavistock with the aim of building and operating 14 vertiports, which are areas designed specifically for VTOL aircraft to take off and land, in strategic locations across Florida. We are also engaged in negotiations with key infrastructure providers in respect of at least 10 vertiports to build our European network, which we intend to launch in Germany and then expand across Central Europe. We intend to enter into definitive agreements with these parties but there can be no assurances that we will be able to do so on favorable terms or at all. In addition, we have engaged Lufthansa Aviation Training to build a commercial-grade program to train our future pilots. Outsourcing these activities to specialist companies allow us to scale our asset-light operations quickly without limiting our profit potential or fully relinquishing our competitive advantages or brand loyalty. We plan to deliver the aircraft fleets and the digital software capabilities that underpin the network service including: network management, flight planning, jet operations and maintenance, and customer bookings.
We believe that our high-speed regional air networks will significantly change the economic calculus of passengers and businesses shipping goods when making transportation and shipping decisions. Based on current design specifications and its business model, we estimate that our Lilium Jet will be able to move people and goods five times faster than road transport, and that a Lilium eVTOL network will be at least 100 times less costly and approximately 10 times faster to deploy than equivalent high-speed rail infrastructure, and considerably more adaptable to shifting passenger demand. These estimates are based on judgments and assumptions of our management in light of information available at this time; actual results may differ.

We believe that Lilium’s aerospace team is one of the most capable in the eVTOL sector. Collectively, they have held instrumental roles in the delivery of the Airbus A350 XWB, Airbus A380, Airbus A320, the Gulfstream G-650 jet engine, the Eurofighter Typhoon and the Harrier jet. They are supported by approximately 400 aerospace engineers and a business team with a strong track record in building successful companies in Silicon Valley and Europe. Our board includes Dr. Thomas Enders, the former long-time CEO of Airbus.
We have applied for Type Certification (“Type Certification”) with the EASA in 2017 and for concurrent Type Certification with the FAA in 2018. Receiving a Type Certificate in accordance with stated regulatory standards will certify compliance to the applicable airworthiness standards for the Lilium Jet, which is a necessary prerequisite to undertaking commercial operations. In 2020, the Lilium Jet received CRI-A01 certification basis from EASA(similar to the G-1 from the FAA, which we expect to obtain in the coming months), setting forth a set of performance requirements we have agreed with the regulators for the Lilium Jet. We are progressing towards a targeted Type Certification in 2024, which would position us as one of the first companies to enter the eVTOL market. Importantly, achieving both EASA and FAA certification will allow our Lilium Jets to operate in Europe, the U.S., and any other countries where the national civil aviation authorities recognize these certifications (examples may, but are not guaranteed to include, India, Russia, and certain countries within the Middle East, South East Asia and major parts of Central and South America). We believe that the national civil aviation authorities of these countries would accept a Type Certification from EASA and FAA; however, we cannot assure that this will be the case and the actual acceptance is dependent on the authorities’ review when the Type Certification is presented. In addition, certain other countries have bilateral agreements in place with EASA, including technical implementation procedures to validate an EASA Type Certification. These countries include China, Japan, Canada and Brazil, for which some additional validation work would be required. More details about the Lilium Jet’s certification process and regulation are below under “— Regulation”.
We have a 100,000 square foot technology prototyping and production facility at the Oberpfaffenhofen airfield near our Munich headquarters in Germany. This facility will eventually house our serial aircraft production, including the anticipated manufacturing of the proprietary propulsion and energy systems and the final assembly of the serial aircraft. Other sub-systems and components will be outsourced to Tier 1 aerospace suppliers, such as Toray Industries, Aciturri Aeronáutica and Honeywell. Under our planned timeline, we have targeted late 2022 for this facility to produce the first batch of conforming serial aircraft units, in advance of our final test campaign.
The eVTOL Industry, Total Addressable Market and its Drivers
The eVTOL aircraft market is a developing sector within the transportation industry. This market sector is dependent on the successful development and implementation of eVTOL aircraft and networks, none of which are currently in commercial operation. Morgan Stanley have projected that the eVTOL market for moving people and moving goods could be between $1.5 trillion (in the base case) to $3.0 trillion (in the bull case) in revenues by 2040, as set forth in the “Morgan Stanley Research, Flying Cars: Investment Implications of Autonomous Urban Air Mobility” report released in December 2018 (the “Morgan Stanley Report”).
The Morgan Stanley Report projects that the ‘moving people’ market size could be between $1.0 trillion to $2.0 trillion in revenues by 2040 and is linked to the automotive, shared mobility and airline transportation markets. The Morgan Stanley Report projects that the eVTOL aircraft market will become a more cost-effective and time-efficient method of traveling short to medium distances, eroding market shares from automotive and airline companies as customers appreciate the time savings and convenience of eVTOL services.
‘Moving goods’ refers mainly to the freight transportation market. The Morgan Stanley Report projects this market size could represent $0.5 trillion to $0.8 trillion in revenues by 2040. The Morgan Stanley Report projects that eVTOL technology is expected to revolutionize logistics due to advantages in speed, efficiency and accessibility over traditional trucks, airplane and train freight transportation. In addition, the Morgan Stanley Report cites the potential for eVTOL technology to provide a viable and affordable transportation solution in geographic locations without a current viable solution (such as rural or island communities) and to expand the possibilities for 24-hour delivery or overnight parcel delivery in regions where existing transport modes are simply too slow. As these eVTOL technologies mature and enable heavier aircraft, eVTOL transportation has the potential to scale from regional parcel delivery to larger freight applications.
The large eVTOL market opportunity is precipitated by a transportation system that is insufficient to handle increasing demand without time delays, high infrastructure and maintenance costs and adverse environmental impact. Since 1990, global passenger flows have increased by more than 125% across all major modes of travel and global trade volume has even increased by approximately 200%. To counter the rapidly increasing demand for mobility and logistics, governments worldwide are investing a total of approximately $1 trillion per annum into transport infrastructure, which is three times more compared to twenty years ago. Yet, despite these investments, our regional transport systems have fundamentally not improved:
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Cars are slow and limited by capacity, speed limits and congestion. For example, the average commuter spends more than 50 hours annually in road congestion.

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High-speed rail has achieved very low density of real high-speed connections given prohibitively high infrastructure cost and long lead times to deploy the infrastructure.

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Conventional airplanes fail to achieve significant time savings in regional travel since lengthy arrival and departure take too much time, with smaller airports closing in favor of more economically sustainable larger hubs.

The transport sector represents approximately a quarter of global greenhouse gas emissions, which have continued to rise over the last twenty years.
We believe eVTOL technology combines the accessibility of the car and the speed of an aircraft, with the added benefit of minimal operating emissions. We believe these characteristics will result in customers’ shifting preferences towards eVTOL over traditional transportation modes, as customers will prioritize time savings, convenience and environmental impact. Vertiport networks are anticipated to be low cost, low noise, to have minimal operating emissions and to be located at strategic locations throughout urban and suburban areas that will be capable of operating at all hours, with low upfront infrastructure costs, allowing these networks to develop substantially quicker and with lower cost than traditional high-speed transport infrastructure.
Governments are increasing their support for the development of eVTOL networks through regulatory incentives and investment schemes. For example:
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In 2020, the U.S. Congress introduced a bill to establish an interagency working group focused on advanced air mobility.

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In 2020, the German Federal Ministry of Transport launched a financial assistance program for the development of drones and air mobility services.

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In 2020, the French government announced up to €1.5 billion investment by 2023 in research and development of new technologies in the aviation sector with a goal of having the first emissions-free aircraft by 2035.

The pace of private investment by companies, as well as government spending, will impact the pace of technology adoption and the level of market penetration. The Vertical Flight Society, a U.S. non-profit group that promotes urban air transportation, estimates roughly $5 billion was invested into the development of eVTOL aircraft and systems between 2015 and 2020.
Enabling technologies and supporting services are likely be key accelerants of the eVTOL aircraft market, as such factors have proven to be in the electric vehicle and autonomous vehicle market. We believe that many of the same technology developments, such as development in batteries, materials, sensors and software, are likely to directly benefit the eVTOL market. For example, improvements in battery energy density for electric vehicles and autonomous vehicles may drive increased range and payload for eVTOL aircraft, unlocking longer routes and thus increasing the addressable market.

Use Cases of the eVTOL industry
According to Roland Berger’s “Urban Air Mobility | USD 90 billion of potential: How to capture a share of the passenger drone market” Report from November 2020, there are three main use cases for passenger transport:
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Urban Air Mobility (“UAM”) or intra-city air taxis, which will operate within a radius of 10 – 30 miles through an on-demand service (similar to road taxis), focusing on large urban areas;

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Suburban Air Mobility (“SAM”) or airport shuttles, which are scheduled flights on defined routes between airports and surrounding areas, covering 10 – 30 miles; and

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Regional Air Mobility (“RAM”) or intercity shuttles, which are scheduled flights between cities and cover distances from 10 – 155 miles. According to a report from L.E.K. Consulting, the cost of operations on a per-kilometer basis will be lower for RAM services due to a much higher assumed average distance per flight. L.E.K. Consulting projects RAM to deliver higher cost and time savings for customers compared to UAM / intra-city air taxis or traditional modes of transport and, as a result, also to be a much larger segment of the overall eVTOL aircraft market.

The differentiation between these use cases applies mainly to passenger transport but also holds for the cargo transport application.
Each of these uses will require close integration with existing transportation infrastructure to facilitate a smooth customer journey. Regional Air Mobility will be able to operate in a multimodal, ride-share fleet model, taking advantage of existing infrastructure and vacant land adjacent to existing transportation infrastructure, such as the top floor of parking garages, empty safety corridors at airports, train stations or suburban transportation hubs. We expect eVTOL services to start as a complementary transportation alternative to existing services, with operations primarily between airports, urban transportation hubs and urban transportation centers. Over time, eVTOL service infrastructure could evolve with the densification of vertiports across key city locations as well as rural communities.
Lilium’s History
Lilium was co-founded in 2015 by four founders with complementary talents, all of whom are graduates from the Technical University of Munich: Daniel Wiegand, Sebastian Born, Dr. Patrick Nathen and Matthias Meiner.
The four co-founders started working together in 2014 and founded Lilium in 2015. From 2015 to today, the company has produced four generations of technology demonstrators through which it has tested and refined the core technology subsystems for the Lilium Jet:
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‘Falcon’: a sub-scale technology demonstrator which had its unmanned maiden flight in 2015; the first technology demonstrator with 36 engines, which also provided the first validation of the DEVT technology.

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‘Dragon’: a sub-scale technology demonstrator, fully 3D printed, which had its unmanned maiden flight in 2016 and served primarily to test the flight control software.

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‘Eagle’: the first full scale DEVT-based eVTOL technology demonstrator with space for two seats, which had its unmanned maiden flight in December 2016.

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‘Phoenix’: development started in late 2017, the Phoenix is a full-scale technology demonstrator representing an original 5-seater aircraft and is representative of the flight physics and technology of the Lilium Jet. On May 4, 2019, following extensive on-ground testing, the Phoenix jet completed its first untethered and unmanned test flight at the Special Airport Oberpfaffenhofen airport in Munich, Germany.

In 2018, our application for Type Certification of the serial aircraft was accepted by EASA and FAA, and we subsequently started the development program for our 7-seater serial aircraft based on the technologies developed and refined over the previous generation of aircraft demonstrators.

Our Competitive Strengths
We believe that our business benefits from a number of competitive strengths, including the following:
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Proprietary DEVT technology unlocks higher unit economic potential

The majority of our competitors use ‘open propeller’ eVTOL architectures. Lilium employs its own proprietary DEVT technology, a differentiated propulsion system refined over five years, which provides four mission critical advantages:
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Lower Noise: the presence of ducts around the fans stops the noise from radiating freely into the environment. Furthermore, we employ acoustic liners within the fan duct, which lower the noise further. Our noise footprint at take-off will be approximately five times lower than open propeller eVTOL configurations of similar weight, which will permit Lilium Jets to land more often and in more locations (that have communal noise restrictions) than competitor aircraft, increasing our potential network density and market potential.

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Highest market penetration for ducted fans in commercial aviation: ducted fans are standard in the aviation industry — 95% of commercial airliners and business jets employ ducted fan propulsion systems. Fan ducts improve jet and passenger safety by mitigating damage to the aircraft that can be caused by blade failure and loss. Ducted fans also generate less vibration than open propellers, improving the passenger experience.

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Payload Capacity: electric turbo fans have a 10 – 15 times smaller footprint than open propeller eVTOL propulsion systems, which means that aircraft using ducted fans need 10 – 15 times less rotor surface area than an open propeller aircraft of the same weight to provide the necessary thrust. Consequently, use of ducted fans allows us to make heavier airplanes with higher passenger/cargo capacity while still meeting the maximum size limit of a standard helipad. With our 7-seater aircraft (including the pilot), we estimate that we will have approximately 50% higher passenger capacity than an open propeller eVTOL architecture would have at comparable noise levels. Greater passenger/cargo capacity directly translates into higher revenue potential per jet and higher margins, because approximately 75% of the operating costs (pilot, landing fees, maintenance) are fixed (per aircraft) and do not scale with increased passenger/cargo capacity.

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Footprint and Scalability: open propeller eVTOL configurations cannot scale to heavier aircraft with more payload without significantly increasing rotor tip-to-tip span (footprint) or noise levels. In contrast, the smaller footprint of DEVT enables greater flexibility to scale to, for example, an equivalent 16-seater eVTOL aircraft while still being able to take off and land on a standard helipad. This increased payload translates directly into higher revenue and margins per jet or, if necessary to address competitive pressures, to drive down prices for consumers in the long term.

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Highly accomplished team combining deep aerospace experience, global business and entrepreneurial experience, backed by a strong advisory board and investor base

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Lilium was founded by four individuals with complementary skill sets. The founders are still heavily involved in our operations, with one of Lilium’s founders, Daniel Wiegand, serving as CEO.

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Our aerospace team consists of approximately 400 engineers who build on a combined 4,000 years of aerospace and automotive experience. Our leadership team played instrumental leadership roles in some of the most successful and complex aviation projects.

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Our business and commercial leadership team has experience in building and growing successful technology companies in Silicon Valley and Europe. We promote diversity in all aspects of our culture and our global team represents more than 40 nationalities.

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We have attracted a strong investor base of global funds and individuals that play active roles in the development of our business and preparation for commercialization and market entry. Tencent, one of our largest investors, is collaborating with us to develop a strategy for market entry into China, though there can be no assurances that any such strategy will be implemented or will be successful.

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We have assembled a strong and experienced board, including the former CEO of Airbus, Dr. Thomas Enders, who brings substantial experience in delivering some of the world’s largest aircraft programs, as well as successfully building and shaping a world-class aerospace organization; and also, the founder of Skype and founding partner of Atomico, Niklas Zennström.

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Progress in concurrent Type Certification with clear path to commercialization

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We have had regular engagement with both the FAA and EASA since 2017, and in 2018, both authorities accepted our application for Type Certification.

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In December 2020, we received from EASA the CRI-A01, the certification basis, for the 7-seater Lilium Jet (similar to the G01 from the FAA, which we expect to obtain in the coming months). The CRI-A01 an important milestone in the certification process and confirms EASA’s agreement on the certification basis of our serial aircraft design, based on EASA’s SC-VTOL and additional means of compliance which specify the means by which the requirements contained in the basic regulations can be met. The CRI-A01 also provides a roadmap of the tests and metrics that we need to implement and comply with to achieve full Type Certification of the Lilium Jet (as further discussed below under “— Regulation — Aircraft Certification”)

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We are targeting Type Certification by 2024, which we believe would put us among the first companies certified to launch an eVTOL service. We believe that receiving Type Certification from both EASA and the FAA will enable us to access many other markets, beyond Europe and the U.S., where the national civil aviation authorities recognize these certifications (examples may, but are not guaranteed to include, India, Russia, and certain countries within the Middle East, South East Asia and major parts of Central and South America). We believe that the national civil aviation authorities of these countries would accept a Type Certification from EASA and FAA; however, we cannot assure that this will be the case and the actual acceptance is dependent on the authorities’ review when the Type Certification is presented.

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We believe the rigorous FAA and EASA certification processes for eVTOL aircraft create high barriers to entry for potential market entrants. Therefore, we see it as a competitive advantage that we have engaged frequently with EASA and FAA since 2017, and that we were one of the earliest players whose application for Type Certification was accepted by both authorities. This provides us dual advantages of being one of the first movers in the sector and likewise being substantially familiar with the details of requirements established by the regulators.

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Aircraft designed for manufacturability at scale

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We have designed the Lilium Jet’s architecture based on the principles of simplicity, manufacturability and scalability, in order to facilitate higher production volumes than traditional aviation.

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Based on current design specifications, the Lilium Jet has 30 times fewer components than a typical commercial airliner: it is designed to have only one type of e-motor, one type of actuator, and one type of battery module.

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The Lilium Jet is intended to be controlled entirely by the flap angle and engine speed alone, and to not have any aerodynamic control surfaces, fuel or hydraulic systems.

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The carbon fiber aerostructure is projected to be scalable to a high-volume manufacturing.

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We believe the combination of these design choices results in an aircraft with very few, highly repeated components across all systems, which we believe will enable us to employ automotive-style design for manufacturing and fully automated precision manufacturing of high-volume components such as the electric jet engines, the actuators and the battery packs.

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We expect that the Lilium Jet’s simplicity and electric propulsion architecture will drive down the fuel costs and maintenance requirements, and therefore drive down the overall operating costs.

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Strong commercial relationships and commercial traction

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To ensure the highest quality in all aspects of the aircraft, we are working with leading Tier 1 aerospace suppliers, such as Toray Industries, Aciturri Aeronáutica and Honeywell, and we are in discussion with other leading companies on avionics, electric motors, electric wiring system, and other jet components. Many of our suppliers are agreeing to risk-sharing arrangements, which means that instead of being charged up-front for development and tooling costs, we intend to amortize these costs over time as our production scales. These arrangements can be terminated by either party and there can be no assurance that one of our suppliers will not terminate its arrangements with us. The terms of our existing collaboration agreements typically include one or more of the following: joint ownership of the new intellectual property, assignment of the new intellectual property to either us or the collaborator, either exclusive or non-exclusive licenses to the new intellectual property to us or the collaborator and other restrictions on our or our collaborator’s use of developments, such as non-competes and time or milestone limited exclusivity provisions. If we are unable to negotiate exclusivity regarding the technology developed under these collaborations, our competitors may be able to access the technology that is owned, solely or jointly, by our suppliers and other collaborators.
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In order to build, operate and scale our passenger network infrastructure to the highest operational and service quality, we intend to work with leading infrastructure players such as Ferrovial, the owner and operator (among others) of London’s Heathrow airport, and Tavistock, a strong local Florida developer. In Europe, we are likewise engaged in negotiations with key infrastructure companies to build 10 vertiports for our German-based network across Europe. These relationships are aimed at putting us in a position to have viable vertiport operations in at least two strategic markets in time for our targeted commercial launch in 2024, though no assurances can be given that these relationships will not be terminated or that suitable vertiport operations can be implemented.

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In addition, we have entered into an agreement with Lufthansa Aviation Training who will assist in the sourcing, training and management of pilots for our Lilium Jets — both for our own planned passenger network operations as well as future enterprise customers.

Our Strategy
We plan to create and operate, with commercial operators, high-speed regional air networks that utilize our aircraft and deploy these for intercity passenger mobility (B2C) as well as turnkey enterprise solutions to governments and companies (B2B). In each case, we believe our differentiated technologies will allow us to deliver an efficient, cost-effective service for transporting people and goods. We have outsourced several aspects of the infrastructure and operation so that we can pursue an asset-light strategy that will allow us to scale quickly and efficiently.
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Capitalize on our first mover advantage to enter the new Regional Air Mobility market

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We are focusing our initial services on Regional Air Mobility: regional, scheduled shuttle connections between cities. We believe these routes can generate meaningful time savings for our customers at lower cost per seat-mile, while allowing us to achieve higher load factors per jet than intra-city services would be able to generate.

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We plan to launch our Regional Air Mobility services with a few, high-demand routes and grow over time, as the services gain support and acceptance among our customers. Longer-term, we envision expanding our Lilium network to provide high-speed connectivity to all major urban and suburban cities within a region which we expect will be substantially cheaper and faster to deploy than traditional high-speed rail infrastructure, although there can be no assurances as to the timing or nature of expansion decisions which will be made depending on circumstances in the future following commercialization.

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Most of our competitors are developing aircraft that are smaller than the Lilium Jet, with two to four passenger seats and a focus on Urban Air Mobility, i.e., an on-demand intra-city taxi service. We believe that intra-city routes are less compelling given the required time for first and last mile to vertiports, which reduces the time-savings when compared to existing transport options.

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Pursue multiple revenue streams through diversified business models and associated profit pools

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We plan to operate two business models to diversify our revenue opportunities and mitigate the risks in our commercialization. Our People Network (B2C) will allow consumers to purchase tickets on a per seat basis. This business model has higher potential revenues and profits per jet, with revenue dependent on the actual number of passengers travelling on each jet. We anticipate a two-year payback period, on average, for each jet in this model.

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Our Turnkey Enterprise service (B2B) service will sell or lease jets to governments, companies, airlines, and logistic companies followed by an annual service fee charged to customers on a per jet basis for maintenance and operating services. The B2B revenue potential has lower revenue upside, but establishes a strong revenue floor, immediate payback of the jet in the case of sales, and predictable revenue flow overall.

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Introduce a scalable, capital-light business model for the commercialization of our service and manufacturing of our Lilium Jets

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We plan to be a vertically integrated company that focuses on the strategic, differentiated activities in the value chain. We are managing the design and engineering of core aerospace technologies and production of the jets. We are developing a digital platform to facilitate the vertiport and aircraft operations, flight planning and network management, as well as a direct interface to passengers via a customer app.

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We plan to outsource the capital-intensive and complementary activities of the value chain, which includes airline and infrastructure operations (vertiport construction and operations, airline operations, aircraft maintenance, pilot training and crew services) to various established aerospace and infrastructure companies. We believe this outsourcing model will enable us to remain capital-light, to focus on our core strengths, and to scale quickly. This capital-light approach is also reflected through our manufacturing strategy. We plan to produce unique technology subsystems in-house (such as assembling the battery and propulsion systems and final aircraft assembly) and leverage Tier 1 aerospace suppliers for all other systems and components. We are currently expanding our prototype factory for the initial serial aircraft production; however, in the medium-term, we intend to leverage manufacturing third parties to help effectively expand our global manufacturing and to keep our own capital expenditures to a minimum.

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Roll out our service globally

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We believe that Regional Air Mobility represents a large global market opportunity. We are capitalizing on this global opportunity by setting the requirements to launch and roll-out our service in several major markets around the world. Many countries’ national civil aviation authorities have bilateral agreements or working arrangements with EASA or FAA and, as a result, we view receiving our concurrent Type Certification with EASA and FAA as an important first step towards being allowed to operate in a large part of the rest of the world.
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Three years ahead of our targeted commercial launch in 2024, we have developed a vertiport roll-out plan for the People Network (B2C) in Florida and Germany and entered into arrangements with leading infrastructure players to progress these plans.

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With the estimated demand from the vertiports and network routes we have already planned, we believe that we can profitably deploy most of our aircraft production volume in 2024 and 2025, though actual results may differ.

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China represents another important market opportunity, and we are collaborating with our investor Tencent to develop a strategy for market entry into China.

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For our Turnkey Enterprise service (B2B), we expect a significant global market potential, and we are in active discussions with airlines, logistic companies, and governments around the world, including in the U.S., Western Europe and the Middle East, though these discussions remain at a preliminary stage and we can give no assurances as to the timing or geography of networks that will develop.

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Leverage our superior aircraft technology to unlock better unit economics and drive down prices for our customers

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The main factors determining unit economics are passenger capacity, speed and range. Low noise, in addition, allows us to land in more places which could significantly expand our total addressable market and our ability to scale our services.

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These four performance factors directly impact the number of passenger-miles a jet can produce per day and thus increase our revenue potential. Our Lilium Jet has been designed to balance these four competing factors to achieve a market-leading customer experience and commercial performance. We believe these four performance factors will allow us to have access to a larger profit pool than our competitors by increasing both our revenue and our contribution margin potential, which will in turn allow us in time to offer even more competitive customer pricing.

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Although we believe that we will launch our service as a premium service, with prices comparable to a road taxi on a per-mile basis, over the long-term we intend to decrease prices further to match the cost of private car ownership or high-speed rail, which would make our B2C services accessible to a larger part of the population.

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For our People Network (B2C) our current projections indicate, beginning in approximately 2026, an annual revenue per jet of approximately $5 million, and a 25% contribution margin approximately, taking into account conservative operating cost assumptions (such as pilots, landing fees, maintenance, battery replacements, energy costs, jet depreciation and customer acquisition costs). We currently expect jet unit costs of approximately $2.5 million. Based on these initial projections one jet would have a payback period of approximately 2 years and yield a total lifetime profit of approximately $10 million assuming an 8 year jet lifetime. These projections are based on the assumptions that, beginning in approximately 2026, one jet covers approximately 1,500 miles per day or approximately 20 to 25 flights, with on average 4.5 out of 6 passenger seats filled, generating approximately $15,000 of revenue per day, as well as, among other things, the additional assumptions described in the section entitled “Lilium Prospective Financial Information.” These projections are based on a number of factors, including factors outside of the control of Lilium’s management, and there can be no assurance that such projections will be achieved or that actual results will not differ, including materially, from such projections. See also “Any disruptions to our supply chain, significant increase in component costs, or shortages of critical components, could adversely affect our business and result in increased costs.”

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For our Turnkey Enterprise solution (B2B) service, we plan to charge an upfront fee of $4 million, followed by an annual service and maintenance fee of approximately $1 million per jet. This translates into an immediate payback period on the jet and a lifetime profit of approximately $5 million, assuming an average in-service life of 8 years.

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The major contributors to the low operating costs that help drive our attractive unit economics (relative to helicopters, today’s VTOL aircraft) are our projections for low energy costs and low maintenance costs (fewer service hours and part replacements per year). A Lilium Jet is expected to achieve 3 – 4 times lower operating costs on a per-seat, per-mile basis as compared to a conventional passenger helicopter.

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In addition, the scalability of our Lilium Jets allows us to convert our higher revenues directly into higher margins, since many of our major costs, such as pilot cost or landing fees, are fixed per jet and are not a function of passenger volume.

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Extend our product portfolio following a comprehensive aircraft and technology roadmap

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By leveraging the advantages of DEVT, we can extend our technology platform to larger capacity aircraft, faster aircraft and longer-range aircraft. We also plan to develop an eVTOL jet with 16 seats.

Our Lilium Jet
The Lilium Jet is designed to meet the requirements of high-speed regional mobility. We have developed a next-generation aircraft architecture based on the combination of DEVT with a fixed wing aircraft configuration. Our unmanned demonstrator, the 5-seater Phoenix, has performed a significant number of aircraft tests, which demonstrate the performance benefits of our DEVT technology. Our serial production aircraft, the Lilium Jet, will be a piloted 7-seater aircraft designed from the ground up using the same underlying technologies as the Phoenix demonstrator and optimized for speed, range, passenger comfort, low noise, safety, zero operating emissions and simplicity. We are designing the Lilium Jet in accordance with the strictest aerospace standards and guidelines established by the relevant regulatory authorities, and consistent with the leading original equipment manufacturers (“OEMs”) commercial aerospace programs.
Aircraft architecture
The jet architecture is based on a canard aircraft concept in which 36 electric ducted fans are distributed and embedded in the rear of all four fixed wings, with a ratio of 1:2 between the canard (front) and main wings, respectively.
The propulsion system is based on electric ducted fans with a standard single compressor stage, which provides a significant efficiency advantage over open rotor propulsion by reducing blade tip losses, guiding the flow more effectively and removing nozzle exit swirl due to an installed stator. A ducted fan requires a roughly 10-15 times smaller surface area to lift the same weight as an open propeller system, i.e. the footprint of such a configuration is smaller for the same weight of aircraft. As a result, the Lilium Jet architecture allows us to build larger aircraft with more payload than open propeller systems (for a given ground footprint and noise level), which in turn drives higher unit economics per jet within the same infrastructure. As such, we are planning to develop a 16-seater eVTOL aircraft that would fit (wings plus propulsion) within existing vertiport infrastructure without a significant increase in noise levels. This ability to scale is not possible with open rotors aircraft, since increasing payload will always translate into either significant and non-mitigatable noise challenges, or increased rotor area and overall span, thus exceeding standard helipads.
The Lilium Jet is a fixed wing aircraft, which makes it efficient in cruise flight, similar to commercial airliners. The two main wings, two fixed canard (front) wings and the aerodynamic design of the fuselage contribute significantly to the overall cruise efficiency, providing all the lift to support the weight of the aircraft during horizontal cruise flight. The power consumption in cruise flight is projected to be around 10% of the hover flight power consumption. Due to the propulsion system’s planned installation in the rear of the wing, the jet’s power consumption decreases by the inverse of the velocity squared from hover flight to cruise flight, as the wings create more lift with increasing forward speed. Since the small-sized engines will be embedded into the wings of the aircraft, the wetted area is significantly reduced, which minimizes drag further during cruise flight.
The disadvantage of the ducted fans’ small footprint is that the Lilium Jet is expected to consume roughly twice the power in hover flight than an eVTOL propeller based aircraft of a similar weight.

However, since we plan to operate a regional shuttle service, we aim for less than 60 seconds per mission in the pure hover phase and 30 – 60 minutes in cruise flight. As a result, we estimate that the associated increase in energy consumption in hover flight is around 5% of the overall mission energy budget.
The Lilium Jet has an intrinsically simple design. With 36 single-stage electric engines, providing near-instantaneous vectored thrust for controlled flight throughout the mission envelope — aerodynamic control surfaces, such as rudders, ailerons or tails, are obsolete. Our Lilium Jets also eliminate the variable blade pitch, oil circuits for hydraulics and gearboxes found on a traditional aircraft or helicopters.
These design improvements contribute to the simplicity of the Lilium Jet, which we project will have less than 100,000 parts, or 30 times fewer than a traditional commercial jet aircraft. In addition to making the Lilium Jet simpler and faster to design, fewer parts translate to less maintenance and lower operating costs.
Engines
The key to obtaining a quiet aircraft is the propulsion system. The proprietary Lilium Jet engine has been fully developed in-house and using proprietary acoustic modelling software, simulated on high-performance computing clusters, and tested in our in-house acoustic chamber to optimize the rotor, stator, and duct design.
The ducts themselves contain the noise naturally and avoid propagation in the far field, compared to the spherical propagation of open rotors. The noise level itself is reduced further in the ducts by making use of acoustic liners, which absorb the noise specifically generated by the fan’s blades as they pass the stator.
Our current predictions, based on real world in-house testing, are that the aircraft will have a total sound pressure level at take-off of 60db(A) at a distance of 100 meters (330 feet), while effectively being inaudible from the ground during cruise flight.
Another area of innovations in our engines is a light pivoting mechanism with custom actuator and variable nozzle coupled to the engine angle. This enables optimal engine efficiency in cruise flight and hover flight.
Picture illustrates a cross-section of Lilium’s ducted fan, embedded in the flap of the jet’s wing.
Battery System
The battery system is a critical component of the Lilium Jet.
Due to rapid improvements in energy density levels, estimated by Roland Berger as increasing approximately 7% per year, the era of electric aviation is possible today. The battery system must fulfill several key requirements:
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it must supply high energy density levels in order to achieve the required range;

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it must supply the high-power density required for vertical takeoff and landing phases;

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it should have fast charging capabilities to enable high infrastructure throughput; and

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it should have a long lifetime or cycle rate.

The Lilium Jet’s engines are designed to be powered by a proprietary battery system which is being developed by Lilium in collaboration with third parties based on large format Lithium-ion pouch batteries. We have selected a battery cell chemistry based on a silicon-dominant anode combined with conventional NMC (Nickel, Manganese and Cobalt) cathodes and electrolytes. We believe this combination offers the best compromise of energy and power density at a low state of charge (“SoC”, the level of an electric battery’s charge relative to its capacity), which determines the effective usable battery capacity. The majority of battery cell production should be on standard lithium-ion pouch cell production lines. We have invested in a leading battery technology supplier, securing exclusive rights for the eVTOL market for this chemistry.
Supplier and in-house measurements of the pouch cells have yielded nominal energy density levels of 330 watt-hour per kilogram, which is projected to enable a physical aircraft range of 155 miles (our target for entry into service). This prediction is based on our testing and simulation of engine efficiency as well as on well-known and standard prediction methods for aircraft design for batteries, engines, motors, and other components of the aircraft. We anticipate energy density levels and power levels at low SoC to further improve which will improve the operating range of our Lilium Jet as these improvements occur.
We anticipate that the battery should provide a sufficient cycle life (over 800 standard charge/ discharge cycles measured until 80% capacity). We are continuing to test and optimize the cycle life of the prototype cell we are designing for the Lilium Jet. In operations, we intend to replace the battery 2 – 3 times a year given the projected number of flight hours during the operation of an aircraft within passenger shuttle networks. Cost is another key factor within the operating economics of our Lilium Jet. In terms of technology and production, our cells are an evolution from today’s automotive batteries, but will be produced at a premium over automotive batteries in order to meet our stricter aerospace safety and performance requirements.
We are targeting a battery system to be capable of fast charge (80% charge in 15 minutes, full charge within 30 minutes), which is key to enable smooth operations and quick turnovers. We are working with leading suppliers for charging technology using equipment based on chargers for the electric trucking industry.
Our battery system design consists of multiple independent packs each built up of multiple modules, creating significant redundancy across the energy system as a whole. We are designing the battery casing to protect against the effects of multiple-cell thermal runaway. When thermal runaway occurs in a module, it needs to be contained within the module, with the remaining modules and packs remaining unaffected to supply enough power and energy for continuous safe flight and landing. We have successfully validated an early version of a battery system in the Phoenix technology demonstrator, incorporating many of the technologies of our envisioned and certifiable series solution. We continue to conduct technology development and demonstrations to determine the most appropriate technology for the Lilium Jet. The challenges and risks intrinsic in refining our battery system may take longer or be more difficult or costly than we anticipate. The full battery and energy management system will be certified as a part of the aircraft certification process and will undergo rigorous testing to prove compliance with the requirements set by the authorities. We are developing the battery pack design and energy management in-house as part of our core technology, while we work with third parties on the design of the battery cells and some components of the energy management system.
Flight Physics and Flight Control Systems
The Lilium Jet’s 36 engines are mounted on individually controllable flaps, with six engines on each canard and 12 engines on each wing. The flaps are not only used for lift generation during vertical take-off and landing, and thrust generation in cruise, but also to control each axis of the jet via thrust vectoring throughout the entire flight. The flaps make the flight control system efficient and, due to the amount of thrust required for vertical take-off, leads to high control authority for all the different flight phases. The flaps, which only receive two signals (engine speed and flap angle), are the only actuators required by the Flight Control System and therefore avoid traditional control surfaces like ailerons, elevators, or rudders. For vertical take-off and landing, the flaps are all pointed downwards in a vertical position and after approximately ten seconds of hover flight, when the jet reaches the initial altitude, they slowly transition into a horizontal position and thereby accelerate the aircraft forward. In cruise flight, all the aerodynamic lift is generated by the wings (including the flaps) and the main body. During landing, the flaps transition back into the vertical position.
Having 36 flaps makes the flight control system highly redundant. If a flap fails, the flight control system’s health monitoring detects the failed flap and redistributes the thrust to stabilize the jet, avoiding large altitude transients. Another advantage of the design is that air is drawn in over the wing and creating a ‘high lift’ system at low speeds, which allows the jet to fly efficiently at low forward speeds required for final approaches and with less than half of the power consumption required in hover flight.
We have designed in-house all the core elements of our flight control system, the flight control laws and health management algorithms. We have developed and tested the flight control software on the flight dynamics model in simulations, allowing us to predict and tune how the jet will behave in flight test. This simulation-based development approach, including our flight dynamics model, also called a ‘Digital Twin’ of our aircraft, incorporates the full aerodynamic data bank, the engine deck, battery and power models and dynamic models for all actuators and sensors. The ‘Digital Twin’ allows us to assess the jet’s performance long before flight testing, which enables us to make critical decisions within days compared to weeks of real-life testing.
The ‘Digital Twin’ flight dynamics model is also used in a series of in-house-developed simulators. Some of these simulators feature a virtual and mixed reality interface, which are head mounted displays, that are used for pilot assessments on handling qualities, cockpit layout or procedures.
In addition to simulations on the ‘Digital Twin’, we are running extensive test campaigns on our Phoenix technology demonstrator as well as wind tunnel tests, the results of which will be correlated into our simulation models.
Other simulators are used for remote pilot training as part of the flight testing for our Phoenix technology demonstrator.
We have also developed and are continuously improving an integrated software development and verification framework that fully utilizes automation and enables the execution of full-code-coverage software testing in a short time. This framework is subject to EASA audits and will be fully DO-178C compliant, to enable the development of safety critical DAL-A flight software.
We consider our flight dynamics model and simulators, as well as our software development framework, to be important trade secrets given the high degree of proprietary knowledge which has been generated over the past five years and specifically tailored for our Lilium Jet configuration.
Safety and Performance
The safety, performance, and reliability of our Lilium Jets, as well as the credibility of eVTOL industry generally, will be key factors in achieving customer acceptance of Regional Air Mobility.
We design all systems in accordance with the EASA certification requirements (and expected FAA certification requirements), which demand an aircraft-level safety standard of not more than 10E-9 failure conditions with catastrophic effect per flight hour. This corresponds to a maximum of one failure condition with catastrophic effect within every one billion flight hours, which is the same safety level applied to large commercial jets such as the Boeing 777 or the Airbus A350. Similar to airliners, the Lilium Jet is also designed against the criterion of ‘no single failure resulting in catastrophic effect’, a standard which is typically not applicable to traditional VTOL aircraft such as helicopters. We verify all safety measures in accordance with the means of compliance agreed with the regulating authorities.
We plan to achieve our safety standards in many cases through systems redundancy. For example, the Lilium Jet can lose a battery pack or multiple engines and still implement a vertical landing because the Lilium Jet has 12 battery packs that work in parallel to supply the required power, as well as 36 independent ducted fan engines. The engines can contain blade-loss and other rotor failures within the engine ducts without damaging parts of the airframe. All avionics, engine controllers, battery management and other complex electronics are based on dissimilar and redundant architectures.

The aircraft will be initially certified for Visual Flight Rule conditions, which means that a pilot operates an aircraft in weather conditions generally clear enough to allow the pilot to see where the aircraft is going. We intend to apply to extend our certification to Instrument Flight Rules all-weather capabilities soon after launch, although no assurances can be given as to timing.
On February 28, 2020, our Phoenix technology demonstrator was damaged in a fire while undergoing maintenance, including the installation of battery modules. As aerospace industry best practice, we invited an independent incident investigator to lead the investigation, which was completed in June 2020. The result of the investigation identified that the most likely cause of the fire was a thermal runaway. We have carried various lessons forward by redesigning the individual battery modules and the energy system, as well as the assembly process, in our new technology demonstrator. The energy system involved in this incident and used in our technology demonstrators is not the same system that we intend to use for Type Certification or serial production.
Description of our Proprietary Technology and Intellectual Property
Our success depends in part upon our ability to secure and protect our core technology and intellectual property. To establish and protect our proprietary rights, we rely on a combination of intellectual property rights (patents, trademarks, copyrights, and trade secrets, including know-how and expertise) and contracts (license agreements, confidentiality, and non-disclosure agreements with third parties, employee and contractor disclosure and invention assignment agreements, and other similar contractual rights). We control access to and use of our proprietary technology and other confidential information through various means, including physical access control systems, network security and contractual protections with employees, contractors, and partners. We also attempt to mitigate the risk of intellectual property conflicts by regularly assessing and avoiding any overlap of our innovative aircraft concepts, technology and components with third party patents and other proprietary assets.
We have two granted U.S. patents covering the multi-wing aircraft architecture engine arrangement, and four additional pending German patent applications related to the same aircraft architecture. Between February 19, 2021 and March 23, 2021, we filed an additional 35 patent applications with the European Patent Office, which can be extended into other jurisdictions. Our patents and patent applications cover essential differentiated technology innovations, such as the aircraft’s general architecture, avionics, propulsion system, energy storage system, safety, software, and flight control systems. Patent filings across the portfolio are intended to protect our key inventions in the Lilium Jet and its sub-systems.
We regularly review our development efforts to assess the existence and patentability of new inventions, and we plan to file additional patent applications when we determine it would benefit our business to do so.
Research and Development
Our research and development expenses for the years ended December 31, 2019 and 2020 were €38.1 million and €90.3 million, respectively. Our research and development expenses represented a significant percentage of our operating expenses for the years ended December 31, 2019 and 2020, none of which have been capitalized. For more information about our research and development expenses and our capital expenditures over the past two years, as well as our current capital expenditure plan and how we intend to finance our research and development expenses and our capital expenditures, see “Lilium’s Management’s Discussion and Analysis of Financial Condition and Results of Operations — Key Components of Operating Results — Research and Development Expense”, “Lilium’s Management’s Discussion and Analysis of Financial Condition and Results of Operations — Cash Flows” and “Lilium’s Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources”.
Production Facilities and Manufacturing Strategy
We have a 100,000 square foot prototype production facility near the Special Airport Oberpfaffenhofen in Munich, Germany. At this site, we have developed and built our current technology demonstrator, and we plan to develop and install the manufacturing facilities for series production. Our current prototype capability covers all aspects of flying and non-flying technology demonstrators. We have established a tech lab for fast prototype manufacturing, including a computer numerical control machine shop, metrology lab, special processes testing facilities and a 3D-print shop. We have also installed a composite center to provide a final assembly line pre-assembly capability.
We intend to commence initial production of our conforming serial aircraft prototypes at the Munich production facility in 2022 through the expansion and further development of our existing 100,000 square foot prototype production facility, though timing may depend on factors outside our control. We plan to focus our in-house production on our core technologies, final aircraft assembly and testing. We are collaborating with leading, aerospace-approved Tier 1 suppliers for the remaining aircraft components and parts. “Tier 1 suppliers” are typically manufacturers of major components or systems that receive parts or subassemblies from the Tier 2 supply chain and then directly provide those parts to OEMs. Tier 1 suppliers are themselves certified by the certification authorities to manufacture critical components and are the most important participants within the aerospace industry supply chain.
We are in contract discussions with several Tier 1 aerospace companies for avionics and flight control system, electric motors, the electrical wiring and interconnect system, seats and interiors as well as tires and landing gear. In November 2020, we signed a supply agreement with Toray Industries, the world’s leading manufacturer of carbon fiber, for the supply of higher performance carbon fiber composite. Toray Industries is recognized as a global leader in aerospace materials. In February 2021, we signed a supply agreement with Aciturri Aeronáutica, a leading global manufacturer of aerostructures and aero engine components, to provide the fuselage, wings and canards for our Lilium Jet. In June 2021, we signed a supply agreement with Honeywell Aerospace (a leading technology company providing aerospace products and services) for the development, design and manufacture of our avionics system. We intend to work with established, Tier 1 companies to ensure that proper aerospace grade quality systems are established. In addition, on March 28, 2021, Lilium entered into a non-cancelable purchase obligation for a Palantir Foundry cloud subscription (which provides advanced data analytics capability), including support services, updates and related professional services, with Palantir for $50.0 million payable in increasing annual installments over five years.
By the end of 2022, we intend to commence low-volume production of our conforming serial aircraft prototypes for ground testing, flight testing and Type Certification. Our goal is achieving annual production capacity of 400 jets in 2026, beyond which we intend to scale further through manufacturing partners. To keep the initial investment low and production flexible, we plan to use a balanced approach of automation for high volume operations and simple technology for aircraft assembly.
We have also started to develop a blueprint for a larger scale factory with an annual capacity of at least 1,000 jets, which we intend to roll out with manufacturing and supply chain parties in due course depending on the ramp-up of our service. The global deployment of our high-volume factory units is planned to begin well in advance of reaching full capacity in our German factory. For this phase, we intend to work with experienced aerospace or automotive manufacturers and key suppliers to scale a ‘capex-light’ manufacturing strategy. Our goal is to enter strong strategic relationships to ramp up series manufacturing globally, using the scalable production blueprint developed during construction of our Munich facility.
Aircraft Program
Our serial aircraft certification application was accepted by EASA and FAA in 2018. From 2019, following publication by EASA of the design requirements we must satisfy (as further discussed below under “— Regulation — Aircraft Certification”), we had sufficient clarity on the eventual certification requirements to move ahead with our serial aircraft development program.
Our development program follows the rigorous, industry-standard process with maturity gates in each phase following a typical ‘V-model’ Validation and Verification process. This industry-standard process means that requirements are validated down to the jet’s component levels. Then, through the design, build and test phases, our final product is verified with a program of analysis, ground and flight testing, pre-agreed with our EASA and FAA regulators to ensure that these requirements have been satisfied and can be demonstrated to the regulators’ satisfaction. Our program builds upon the extensive technology development work undertaken since 2015, including several generations of demonstrator aircraft and related flight testing.
We are investing significant focus and efforts into the preliminary design phase to mature the technology through extensive testing and prototyping. We plan to leverage our supply chain’s capabilities both for the development program and to facilitate a rapid transition into volume production once we have received Type Certification. We are also working to confirm the airworthiness demonstration requirements to be agreed with the EASA and FAA regulators, which will help us to de-risk our program up-front. We plan to start an extensive ground and flight test campaign during 2022, which will continue until the Type Certification of our Lilium Jet, which we expect to receive in 2024.
Commercial and Business Operations
Pricing
Our pricing model for the Lilium B2C People Network assumes an average price per mile which varies with the distance of the trip, such that the price per mile will decrease as the trip length increases. We plan to launch a premium service with an average price per mile comparable to a typical taxi service. In the medium-term, we intend to reduce our pricing further, which we believe will result in higher passenger demand. In the longer term, larger aircraft types will enable us to further decrease pricing, bringing it in line with the price of high-speed rail.
Vertiports
We intend to work with infrastructure developers and operators to build and operate our vertiports. In Florida, our target is for the initial network to comprise 14 vertiports across the major urban centers in southern and central Florida, creating a 2,000-mile network of high-speed connectivity, equivalent to the entire high-speed rail network of some countries. All our networks are intended to be built around the principle of working with other companies that will develop, own and, for the most part, operate the infrastructure. Our business model contemplates that we will work with infrastructure developers to establish new vertiports or retrofit existing aerodromes to be fit-for-purpose, in which we plan to reimburse them for the development costs through a combination of lease payments and activity-based fees. We anticipate that some of the vertiports in our proposed network will be exclusive to Lilium, while others, predominantly those developed by public institutions, will be provided on a non-exclusive basis for use by Lilium. When developing our vertiports, we plan to work with landowners, who can provide access to buildings (such as parking garages, vacant lots, and commercial loading depots); infrastructure developers, who will provide financing, permits, and building the infrastructure; and ground service providers, who will work with our team to operate the facilities and ensure the safe and comfortable operation of our services for our passengers and the rapid turnaround of our passenger and good services.
We intend to provide our own customer service staff at vertiports to maintain the highest service quality, and we mainly intend to outsource ground operations, such as security, cleaning, refreshments and baggage handling, with careful monitoring of key customer touchpoints, such as front desk staff, boarding staff, and customer service representatives.
Our planned vertiports are based on a modular scalable design allowing for customization for vertiports of different sizes, consisting of four modules:
In our standard vertiport configuration, as indicated in the example graphic above, our vertiports are intended to include end-to-end charging posts at each parking bay. Our charging infrastructure on a pad with 7 parking positions will be designed to accommodate up to a total of 20 charging sessions per hour, with 5 – 30 minute sessions per charge.
We expect to tailor our vertiports to the environments available to us at locations that are convenient for our customers.
Tavistock Vertiports
In November 2020, we signed an agreement with infrastructure development company Tavistock Acquisitions, LLC, to build a vertiport in Tavistock’s upscale mixed-use community of Lake Nona, Florida, near to Orlando International Airport (MCO) and a short distance from Orlando’s many attractions, including Walt Disney World and Universal Orlando Resort. Locating our vertiports near to these popular destinations will allow us to establish a shuttle service with the cities of Tampa, St. Petersburg and West Palm Beach. When launched in 2024, the Lake Nona vertiport is intended to be one of the first in a network of vertiports connecting popular destinations and airports throughout Florida.
Ferrovial Vertiports
In December 2020, we signed a term sheet with global infrastructure developer and operator Ferrovial setting out a framework to build a network of at least 10 vertiports across Florida. Ferrovial intends to develop and operate these vertiports exclusively for Lilium, enabling a rollout of high-speed Regional Air Mobility starting in 2024. Furthermore, with Ferrovial conducting ground operations at these sites, we would have an operations leader with significant experience in aviation operations, with more than twenty years investing, developing and operating in the airport sector, including managing airports such as Heathrow in London.
European Vertiport Opportunities
We have signed preliminary indications of interest with airport operators in Germany and the Netherlands to conduct scoping studies, exploring the business case for building vertiports across Europe.
Strategic Commercial Collaboration
We have executed a term sheet in which we agreed to enter into negotiations with Brazilian airline Azul S.A. and Azul Linhas Aereas Brasileiras S.A. (collectively, “Azul”) to establish a strategic collaboration whereby Azul is expected to commit to purchase from Lilium 220 Lilium Jets for an aggregate value of up to $1.0 billion, with anticipated delivery to commence in 2025. As part of the anticipated agreement, Lilium would provide an aircraft health monitoring platform to assist in the maintenance of the Lilium Jets sold to Azul, and Azul would operate the Lilium Jets. In addition, Azul would assist Lilium in pursuing type certification of the Lilium Jet in Brazil and by marketing the service in Brazil, and the parties expect to jointly launch a co-branded network in Brazil using Lilium Jets, subject to obtaining the requisite type certification for the Lilium Jet from the applicable Brazil regulatory authorities. Both parties would also support the setup of a local vertiport network in Brazil. The parties have further agreed to work exclusively with one another with respect to the establishment of eVTOL products or services in Brazil until the earlier of the execution and delivery of definitive agreements or the expiration of the term sheet, subject to earlier termination for certain non-performance events.
In consideration of the strategic commercial collaboration, we agreed to use all efforts to cause Holdco to grant to Azul warrants to purchase up to 8,000,000 Holdco Class A Shares at a nominal value of EUR 0.12 a share, consisting of (i) warrants to purchase 1,800,000 HoldCo Class A Shares granted on a fully vested basis on or prior to October 31, 2021 (with a cash payment of $18 million due to Azul if such warrants are not issued, subject to certain modifications or increases to up to $25 million depending on timing and the occurrence or non-occurrence of certain other conditions), and (ii) subject to the execution of definitive agreements, warrants to purchase up to 6,200,000 HoldCo Class A Shares, which are expected to vest in three tranches.
Completion of the strategic collaboration and the final commercial terms thereof are subject to further negotiation and execution of definitive agreements, and the operation of a joint eVTOL service in Brazil is subject to obtaining the requisite type certification for the Lilium Jet. There can be no assurance that definitive agreements for the contemplated strategic collaboration with Azul will be entered into on the anticipated timeline or at all or that the final commercial terms for the proposed collaboration with Azul will not differ, including materially, from the terms currently contemplated by the parties.
Digital platforms and user interface
The Lilium digital platforms will provide the differentiating integration between our Lilium Jets and our vertiports, delivering a high level of efficiency and effectiveness for both staff and customers. The digital platforms will contain a broad range of Lilium proprietary intellectual property, enabling us to efficiently operate a large fleet. We are building a bespoke digital platform providing a seamless and integrated experience for our customers and passengers in each of our operations. Our online booking channels will help customers find suitable flights, make reservations, select related travel products (from Lilium and our partners) and collect necessary passenger information.
The digital platforms are planned to support passengers throughout their entire travel journey, both before and on the date of travel. These support services include relevant flight status information, guides to our vertiports and flying in the Lilium Jet. Our mobile app is planned to also enable passengers to access our vertiports and support them through pre-flight activities (such as baggage and security), assist them with last minute amendments as well as send boarding and seating notifications.
Behind the scenes, the digital platforms are planned to enable our airline operations to plan and operate our flight schedule and growing fleet. Alongside our Standard Operating Procedures, the digital platforms will be designed to meet the regulatory requirements and obligations for safe operations under our airline operating licenses. These requirements include functionality for flight planning and routing, energy management as well as managing and rostering pilots. On the day of flight, the digital platforms are intended to provide functionality for pilot briefing, flight dispatch, flight operations, disruption management and integration with the Lilium Jet (for uploading mission and pilot instructions, and downloading deep data on the location, status and health of each individual jet).
The digital platforms are planned to also deliver functionality for maintaining our fleet and ensuring their ongoing airworthiness, including scheduling and tracking of periodic planned maintenance, recording and resolving defects with connection to our parts, supply, procurement and logistics departments to ensure we have a managed supply of spare and replacement parts to minimize aircraft down time.
Within our vertiports, the digital platforms are planned to provide functionality to prepare aircraft for their next mission, ground operations and passenger operations, including bespoke systems for coordinating and monitoring the rapid charging of a jet’s batteries, with controlled temperature regulation for optimal throughput and battery health and longevity. The digital platforms are planned to support the companies to whom we outsource our ground operations to coordinate the activities needed to turn around our Lilium Jets for their next mission. For example, cleaning of the jet, loading and unloading of baggage, slot and gate management, and assisting passengers with special needs.
Pilot Sourcing and Training
We have entered into a framework services agreement with Lufthansa Aviation Training to source and train our pilots. Under the first phase of the program, we intend to collaborate on the creation of a Lilium-specific rating training course for qualified commercial pilots. We intend to design the training to leverage technologies including mixed and virtual reality, facilitating worldwide deployment of the course. As a leading European airline training organization, Lufthansa Aviation Training has extensive experience in developing pilot competencies, which we believe will complement our own expertise in aircraft design.
Regulation
The Lilium Jet and our operations are designed to comply with existing regulations, policies, and procedures of the relevant aviation authorities, although we note for the avoidance of doubt that our business model has yet to be tested or regulatorily approved. In the first years of service and as long as no

“new” or changed regulatory framework is available and applicable, the Lilium Jet will operate under the existing aviation regulatory framework using conventional means of navigation and communication, facilitated by the onboard pilot.
We are required to comply with the safety regulations for the jet itself in addition to all operational aspects such as flight operations, crew training and the vertiport requirements. While some adaptations are required to existing regulations, we believe that the similarity of our operations to existing services (including piloted helicopters and other small aircraft) could mean that a close-to-comprehensive set of rules already exists.
Aircraft Certification
We are designing and producing the Lilium Jet to industry aeronautical standards and applicable regulatory requirements.
For international certification, the first airworthiness authority we approached is EASA. We applied for EASA Type Certification in 2017 and for concurrent FAA Type Certification validation through provisions provided by the bilateral agreement between the European Union (“EU”) and the U.S authorities in 2018. The FAA will reserve the right to verify compliance to their airworthiness requirements, but a maximum of regulatory alignment is being pursued. At the beginning of 2018, both authorities accepted our application for certification and we have been in frequent interaction with both authorities since then.
In July 2019, EASA published a novel set of rules for the certification of eVTOL aircraft, “Special Conditions for Small-Category VTOL Aircraft” (“SC-VTOL”), applicable to aircraft with a maximum of 9 passenger seats and a maximum certificated take-off mass of 3,175kg or less. We intend that the Lilium Jet will be certified under SC-VTOL.
In relation to the FAA certification process, we intend that the Lilium Jet will be certified under the recently reformed “Part 23 — Airworthiness Standards: Normal Category Airplanes”, modified by Special Conditions to address the novelties of e-VTOL aircraft.
General and technical familiarization activities have been performed to engage EASA and FAA in the development of the Lilium Jet. In December 2020, EASA issued the initial CRI A01 for the Lilium Jet. CRI A01 is the Type Certification basis for SC-VTOL which is the equivalent to the G-1 issue paper from the FAA. This represents a significant milestone in the certification process since it provides a roadmap of the tests and metrics that will be relevant for full Type Certification of the Lilium Jet. Initial aircraft and system certification plans have been submitted.
A detailed certification program including all the means of compliance will be further defined over the course of 2021. The certification program sets the stage for the design and testing process. After successful verification by EASA, the Lilium Jet will receive Type Certification in accordance with stated regulatory standards, which certifies compliance to the applicable airworthiness standards for the Lilium Jet.
Once certified by EASA and the FAA, we expect that the Lilium Jet Type Certification will be recognized by national civil aviation authorities around the world, since many countries’ national civil aviation authorities have bilateral agreements, working arrangements or other collaboration activities with EASA or FAA (examples may, but are not guaranteed to include, India, Russia, and certain countries within the Middle East, South East Asia and major parts of Central and South America). As a result, we believe that our Lilium Jet will be allowed to operate in any country that recognizes and accepts the EASA and FAA regulatory standards (even though we cannot assure that this will be the case), which would potentially enable us global market access. We cannot assure you that regulatory authorities in any other country will accept these standards; however, airlines regularly rely on bilateral agreements to operate internationally.
We also initiated the process to obtain a Design Organization Approval (“DOA”) issued by the EASA for the Lilium Jet’s design and a Production Organization Approval (“POA”) issued by the responsible national civil aviation authority of Germany for the Lilium Jet’s manufacture. The DOA program has started with the Type Certification application in 2017. We have prepared and submitted several DOA processes for engineering and airworthiness certification to EASA for the initial investigation and desk audit. We started process roll-out, training and proper application in 2020. We intend to perform the first comprehensive set of EASA on-site audits in the second half of 2021. The DOA approval program takes place in parallel with the Lilium Jet Type Certification activities.
The POA program has started with the application to the airworthiness authorities in May 2020. Most of the required processes and regulations have been filed with the German Federal Aviation Office (Luftfahrt-Bundesamt (LBA)) for review, which is planning audits in 2022. We already have fast prototyping capabilities for 80 core processes in place. When we receive our DOA, we expect to receive our POA thereafter, which is the final step before receiving our Type Certification.
Operations
We intend that the Lilium Jet will be operated by a fully-fledged airline (as defined, a holder of an Air Operator Certificate (“AOC”)). AOCs are granted by the relevant authority in each jurisdiction, typically a national civil aviation authority. The primary objective of airline certification is to ensure that operations are safe and compliant with regulation.
In the EU, commercial air transport operators apply for an AOC on the basis of the Commission Regulation (EU) No 965/2012, which outlines technical requirements and administrative procedures for airline certification. EASA is currently leading a comprehensive rule-making exercise which will allow commercial passenger operations for manned eVTOL aircraft in the European airspace. We have been actively participating in the rule-making process, which will be directly applicable in all 27 EU Member States.
In the U.S., commercial operators of an aircraft with a limited passenger-seating configuration and payload are typically subject to FAA Part 135 certification and U.S. Department of Transportation authority. This certification has been designed to accommodate operations using small airplanes or helicopters.
Both in Europe and in the U.S., Lilium intends to collaborate with local AOC holders for its eVTOL operations, and we are in discussions with several major players in both geographies.
The Lilium Jet will be flown by an on-board pilot holding a commercial pilot license. For initial operations, pilots will be trained in a similar way to traditional airlines. During the training process, we plan to utilize, to the greatest extent possible, new virtual and mixed reality technologies in order to provide a more realistic training experience for the pilots. A future, more simplified pilot license, which takes into consideration the high degree of aircraft automation and the full range of its capabilities, will ideally be developed and utilized to train air crew to operate the Lilium Jet and other eVTOL designs.
The Lilium Jet initially will operate at aerodromes certified on the basis of existing approval processes and designed to comply with international and local heliport design regulations.
Our marketing
Our marketing strategy is intended to build industry and consumer readiness for our technology and service. Short term, we plan to develop industry credibility and recruiting success by establishing Lilium as a front-runner in electric aerospace. Longer term, we plan to build affinity by developing a purpose-based product experience that will be rooted in social and environmental responsibility and customer centricity; we believe that we will articulate our areas of value and differentiation through educational and customer outreach campaigns. We intend to attract, retain and scale customers in preparation for our initial commercial launch by focusing on the customer journey, being transparent and factual about our technological and commercial progress and the overall benefits of our service to society and the environment. Our marketing strategy will be supported through marketing campaigns on our website, through content marketing channels, social media platforms, and thought leadership arenas. Communications will be a critical part of our strategy, as we clearly explain our business case and commercial operating model through interviews, podcasts, social media posts and engagement, press releases and events to build awareness and positive perception.
Competition
We believe that our primary competitors for our eVTOL services are ground-based mobility solutions, other eVTOL players and local and regional incumbent aircraft charter services.

Amongst the eVTOL companies, we consider Joby Aviation and Archer as our two key competitors. Both California-based companies are developing differing eVTOL aircraft with electric-powered tilt rotors that will have lower payload than our Lilium Jet (announced capacity of 5 seats, including the pilot) and a focus on shorter routes, with an average trip length approximately 25 miles. Joby Aviation has reported a projected average range of 150 miles on a single charge, and Archer has reported a projected range of 60 miles at 150 miles per hour.
Capital Resources and Liquidity Requirements
Since our founding, we have relied on external financing for our research and development activities, as well as to the organizational processes and resources required for these activities. Since 2016, we have raised approximately $375 million from our investors through preferred share and convertible loan issuances. Given our development stage and operating structure, most of our expenses to date are tied to headcount. We expect to continue to incur significant expenses in the foreseeable future, and we expect our cash burn to increase in connection with our ongoing activities, particularly for completing the Type Certification process, building our serial production factory, launching commercial operations and ensuring all infrastructure and talent resources are in place. In addition, upon the closing of this transaction, we expect to incur additional costs associated with operating as a U.S. public company.
We are subject to risks related to the development and commercialization of our Lilium Jets and our services, as further discussed in “Risk Factors”, and we may encounter unforeseen expenses, difficulties, complications, delays and other unknown factors that may adversely affect our business. We estimate that we will need to obtain additional financing to fund our future operations as we grow our production capabilities, expand into a global business and establish the right footprint for our customer services and infrastructure. Furthermore, our operating plans may change in the future, and we may need additional funds to meet operational needs and capital requirements associated with such operating plans.
We believe that our current cash and cash equivalents, together with the cash that we expect to receive from the Business Combination, including the PIPE Financing, will provide sufficient funding to commercially launch our 7-seater Lilium Jet, though we cannot assure that this will actually be the case. If our pro forma cash resources, including the proceeds of the Business Combination and the PIPE Financing, are insufficient to finance our future cash requirements, we will need to finance our future cash needs through a combination of public or private equity offerings, debt financings, partnerships or grant funding, which may require certain covenants or restrictions on our business.
Material Litigation
We may be subject to various claims, lawsuits and other legal and administrative proceedings arising in the ordinary course of business. Some of these claims, lawsuits and other proceedings may involve highly complex issues that are subject to substantial uncertainties, and could result in damages, fines, penalties, non-monetary sanctions or relief. However, we do not consider any such claims, lawsuits or proceedings that are currently pending, individually or in the aggregate, to be material to our business or likely to result in a material adverse effect on our future operating results, financial condition or cash flows.
Employees and Consultants
We believe that our employees are crucial to the success of our business, which depends on our human capital and a strong leadership team. We aim to attract, retain and develop staff with the skills, experience and potential necessary to implement our growth strategy. Our human capital resources objectives include identifying, recruiting, retaining, incentivizing and integrating our existing and new employees. As of December 31, 2020, we had 593 employees and 95 full or part time contractors. As of March 31, 2021, we had 768 employees, comprising internal employees as well as external contractors. Many of our employees and contractors have had prior experience working for a wide variety of reputed aerospace, airline, jet design, aerospace and customer service organizations. We have not experienced any work stoppages, and we consider our relationship with our employees to be good. None of our employees is represented by a labor union or covered by collective bargaining agreements.
Property
Our operations are based at a leased premise in Munich, Germany, and we have leased office space in Zurich and London. We believe that such facilities meet our current and anticipated needs for the near term.

LILIUM’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
You should read the following discussion and analysis of Lilium’s financial condition and results of operations together with its consolidated financial statements and the related notes thereto included elsewhere in this proxy statement/prospectus. The following discussion is based on Lilium’s financial information prepared in accordance with the International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”) and related interpretations issued by the IFRS Interpretations Committee. Some of the information contained in this discussion and analysis or set forth elsewhere in this proxy statement/prospectus, including information with respect to Lilium’s plans and strategy for its business, includes forward-looking statements that involve risks and uncertainties. You should review the sections titled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” for a discussion of important factors that could cause actual results to differ materially from the results described in or implied by the forward-looking statements contained in the following discussion and analysis. Lilium’s historical results are not necessarily indicative of the results that may be expected for any period in the future.
For purposes of this section, “Lilium”, “we”, “our” or the “Lilium Group” refer to Lilium GmbH, together with its subsidiaries prior to the consummation of the Business Combination; and “Holdco” refers to Lilium N.V. and the Lilium Group after completion of the Business Combination, in each case unless the context otherwise requires.
Overview
Lilium is a next-generation transportation company. We are focused on developing an eVTOL aircraft for use in a new type of high-speed air transport system for people and goods — one that would offer increased connectivity for communities around the world as well as generate time savings to travelers, would be accessible from homes and workplaces, be affordable for a large part of the population, and be more environmentally friendly than current air transportation.
We are developing the Lilium Jet, a fully electric, 7-seater jet aircraft that will take-off and land vertically with very low noise. Our objective is for the Lilium Jet to be the basis for sustainable, high-speed air shuttle networks that will connect communities within a region directly with one another. We believe such a network will require less infrastructure than traditional airports or railway lines and a fully electric jet aircraft would produce minimal operating emissions. We expect our Lilium Jets to generate 0.3 ounces CO2 of operating emissions per passenger mile, which is approximately 97% less when compared to commercial aviation. A single trip might save hours for a traveler; in aggregate, these networks could save our societies millions of travel hours — and significant carbon emissions — each year.
Currently, our development efforts are focused on the Lilium Jet, including our ongoing certification process with EASA and FAA, and building out our manufacturing capacity to produce the Lilium Jet. We plan to rely on two business models. First, we plan to use the Lilium Jet within regional passenger shuttle networks, initially in the U.S. and Europe, that we intend to create and operate with third parties. Second, we plan to provide a turnkey enterprise solution by leasing fleets of Lilium Jets directly to governments and enterprise customers.
We believe that Lilium’s aerospace team is one of the most capable in the eVTOL sector. Collectively, they have held instrumental roles in the delivery of the Airbus A350 XWB, Airbus A380, Airbus A320, the Gulfstream G-650 jet engine, the Eurofighter Typhoon and the Harrier jet. They are supported by approximately 400 aerospace engineers and a business team with a strong track record in building successful companies in Silicon Valley and Europe. Our board includes Dr. Thomas Enders, the former long-time CEO of Airbus.
Our Business Plan and Prospects
The specifications for the Lilium Jet under development call for the aircraft to be able to cruise at 175 mph in 10,000 feet for up to 155 miles and to have 7 seats (one for the pilot) or 210 cubic feet of cargo space representing 50% more (passenger) capacity than an open propeller eVTOL architecture would have at comparable noise levels. We believe the combination of longer average trip lengths and higher passenger capacity per jet (thus a higher load factor) will provide greater time savings to customers, more competitive pricing, and superior unit economics as compared to open propeller eVTOL architecture. Lilium has applied for Type Certification with the EASA in 2017 and for concurrent Type Certification with the FAA in 2018. Receiving a Type Certificate in accordance with stated regulatory standards will certify compliance to the applicable airworthiness standards for the Lilium Jet, which is a necessary prerequisite to undertaking commercial operations. In 2020, the Lilium Jet received CRI-A01 certification basis from EASA (similar to the G-1 from the FAA, which we expect to obtain in the coming months), setting forth a set of performance requirements we have agreed with the regulators for the Lilium Jet. We are progressing towards a targeted Type Certification in 2024, which would position us as one of the first companies to enter the eVTOL market. See “Business of Lilium and Certain Information About Lilium.”
We plan to create and operate, with commercial operators, high-speed regional air networks that utilize our aircraft and deploy these for intercity passenger mobility (B2C) as well as turnkey enterprise solutions to governments and companies (B2B). To date, we have not generated any revenue from our core operations as we continue to develop our eVTOL Jets, and do not anticipate generating material revenue until we reach commercialization. As a result, we will require substantial additional capital prior to generating operating cash flows to develop products and fund operating expenditures for the foreseeable future.
In 2020 and 2019, we have invested €8.9 million and €4.8 million, respectively, in capital expenditures and had €90.3 million and €38.1 million, respectively, in research and development expenses related to the engineering, production, prototyping, testing and certification of our Lilium Jet. We expect our capital investments and costs to increase significantly in connection with our ongoing activities and other milestones we must achieve prior to starting our commercial operations. We expect our principal cash demands, and our results in the medium term, to be driven by:
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Ongoing design and development of the Lilium Jet in house and at our partners, completing Type Certification of the Lilium Jet, continuing to build the German factory for serial production of the Lilium Jet, which includes purchasing manufacturing equipment, tools, raw materials and components as well as ramp-up of the serial aircraft production.

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Go-to-market activities, which includes expanding the commercial team and operations, increasing marketing efforts, attaining relationships for our vertiport infrastructure and commercial operations and developing our digital platform.

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Organizational build-up, which, among other costs, includes establishing the right infrastructure, processes and human resources required to launch a global revenue generating business.

Many of these costs are unpredictable over the long-term and there may be other substantial costs that we are currently unable to anticipate. Our targeted timeframe for achieving our objectives is also subject to known and unknown risks and uncertainties. We are targeting 2024 for the commercial launch of our 7-seater Lilium Jet. Any delays in the successful completion of our eVTOL Jets may impact our ability to generate revenue. See “Risk Factors.” We believe that our current cash and cash equivalents, together with the cash that we expect to receive from the Business Combination, including the PIPE Financing, will provide sufficient funding to commercially launch our 7-seater Lilium Jet, though we cannot assure that this will actually be the case. See “— The Business Combination and Public Company Costs” below and “Unaudited Pro Forma Condensed Combined Financial Information” elsewhere in this proxy statement prospectus. We have based this estimate on assumptions that may prove to be wrong, and we could utilize our available capital resources sooner than we expect. Additionally, changing circumstances may cause us to consume capital significantly faster than we currently anticipate, and we may need to spend more money than currently expected because of circumstances beyond our control. The commercial launch of our Regional Air Mobility service has unpredictable costs and is subject to significant risks, uncertainties and contingencies, many of which are beyond our control, that may affect the timing and magnitude of these anticipated expenditures. Some of these risks and uncertainties are described in more detail in this proxy statement/prospectus under the heading “Risk Factors”. In the event we incur higher costs than expected or determine that it may be beneficial to create additional capital buffer once we have products/services in the market, we may raise additional funds to finance our ongoing series aircraft production. Until we can generate material revenue to finance our cash requirements, we expect to finance our future cash needs through a combination of public or private equity offerings, debt financings, partnerships, as well as potentially grant funding, funding that may have certain covenants/restrictions on our business. See “Liquidity and Capital Resources”.

The Business Combination and Public Company Costs
On March 30, 2021, Qell, Lilium, Holdco, and Merger Sub entered into the Business Combination Agreement. For more information about the transactions contemplated in the Business Combination Agreement, please see the section entitled “The Business Combination Agreement and Ancillary Documents.” The Business Combination Agreement is incorporated by reference into this proxy statement/prospectus, a copy of which is attached to this proxy statement/prospectus as Annex A.
The Business Combination will be accounted for as a capital reorganization (the IFRS-equivalent of a reverse recapitalization). Lilium will be deemed the accounting predecessor, meaning that its financial statements for periods prior to the Business Combination will be disclosed in the registrant’s future periodic reports filed with the SEC. Under this method of accounting, the historical financial statements of Holdco for periods following the Business Combination are expected to reflect the issuance of common shares to Qell shareholders and the net monetary assets of Qell acquired by Lilium. On a pro forma basis, assuming the consummation of the Business Combination and proceeds of €368.4 million from PIPE Financing (see “— The Business Combination and Public Company Costs” above and the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” elsewhere in this proxy statement/prospectus), we estimate that we would have had approximately €404.7 million, assuming maximum shareholder redemptions permitted under the Business Combination Agreement, and €715.4 million, assuming no shareholder redemptions, of cash on hand at December 31, 2020 and in each case less estimated transaction costs. Total transaction costs are estimated at approximately €67.5 million (including €10.9 million in deferred underwriting fees related to Qell’s initial public offering). See “Unaudited Pro Forma Condensed Combined Financial Information.”
As a consequence of the Business Combination, Holdco will be an SEC-registered and Nasdaq-listed company, which will require us to hire additional personnel and implement procedures and processes to address public company regulatory requirements and customary practices. We expect to incur additional annual expenses as a public company for, among other things, internal controls compliance and public company reporting obligations, directors’ and officers’ liability insurance, director fees and additional internal and external accounting and legal and administrative resources, including increased audit and legal fees.
Impact of the COVID-19 Pandemic
Since January 2020, the coronavirus (“COVID-19”) has been spreading worldwide. The strict measures to stop the spread of COVID-19 adopted in several countries where we operate have resulted in the majority of Lilium’s workforce working from home with a small number of teams with special purposes for development of the Lilium Jet remaining onsite. Modern forms of communication enabled contact to be maintained between various members of staff and deadlines defined before the period during which employees were working from home have been complied with. Additional costs were incurred as a result of expenses related to health, safety and transportation of employees which remained onsite, however, the impact of these did not materially impact our consolidated financial statements.
The current uncertainty regarding the consequences and duration of COVID-19 has negatively impacted the ability to develop a precise forecast for product development. Based on COVID-19 developments throughout 2020 and the latest developments, we are expecting that business operations can be continued.
We are monitoring the global outbreak of COVID-19 and have taken steps to identify and mitigate the adverse effects and risks to us as a result of the pandemic. We have modified our business practices, including implementing work from home arrangements for employees able to perform their duties remotely, restricting nonessential travel, and practicing safe social distancing in our research, development, certification and production operations. We expect to continue to take actions as may be required or recommended by government authorities or in the best interests of our employees and business partners. While the pandemic has not resulted in a slowdown in our engineering, testing, certification and production activities, our operations, and the operations of our vendors, suppliers, and commercial partners, including infrastructure, airline, training, and other business partners, may be adversely impacted. Despite vaccines recently becoming available, COVID-19’s ongoing economic and health repercussions may also negatively impact our future field engineering, testing and certification processes, manufacturing capacity in the future, as well as our commercial activities including potential delays and restrictions on our ability to recruit and train staff. COVID-19 could also affect the operations of our suppliers and business partners, which may result in delays or disruptions in the supply chain of our components and delay the development and rollout of a vertiport network and commercial operations. We will continue to closely monitor the effects of the pandemic. For additional information on risks posed by the COVID-19 pandemic, see “Risk Factors.”
Employee Stock Option Program
Historically, our Employee Stock Option Program (“ESOP”) has been viewed as providing under its original terms that the holders of options granted under the ESOP effectively had the discretion to determine the manner of settlement in the form of cash or shares, resulting in our classification of our obligations related to the ESOP as a liability. In November 2020, we modified certain terms and conditions of the ESOP to, among other things, stipulate that Lilium has the discretion to determine the form of settlement of the options. In addition, consent letters were sent to all holders of options granted under the ESOP and each such holder was asked to provide acceptance of the modifications before the end of December 2020. As of December 31, 2020, approximately 90% of our ESOP option holders accepted the terms of the modification, resulting in the reclassification of the relevant portion of our ESOP liability, amounting to €71.4 million, to equity and the remeasurement of its value. In 2020, €34.9 million of our total of €50.3 million in share-based compensation expense was attributable to this remeasurement. This compares to a total share-based compensation expense of €7.9 million in 2019. Approximately 11% of the ESOP option holders have not accepted the terms of the modification as of December 31, 2020 and are still classified as cash-settled options. Based on the contract terms, the liability for such options is settled upon occurrence of an exit event. As of December 31, 2020, Lilium management determined that an exit event was not probable in the near future. Therefore, the liability is classified as contingent depending upon the determination of an exit event in the future amounting to €6.9 million.
Key Components of Operating Results
Research and Development Expense
Research and development activities are primarily in the fields of engineering, prototyping (including Phoenix, our demonstrator aircraft), production, testing and certification. In addition to overall aircraft architecture and configuration, we are undertaking research activities relating to energy system, propulsion system including acoustic characteristics and core engine design, as well as software and control systems. We are continuing to invest in the development of our Lilium Jet, including production, testing, spare parts and maintenance. During 2020 and 2019, we incurred €90.3 million and €38.1 million, respectively, in research and development costs, as further discussed below under “Results of Operations”.
The costs for internally generated research and development are expensed when incurred. Some costs for internally generated development may be capitalized if the relevant conditions under International Accounting Standard (“IAS”) 38 are met. See Note 3 to our consolidated financial statements included elsewhere in this proxy statement/prospectus. To date, we have not capitalized any research and developments costs.
Research and development activities primarily include engineering, prototyping, production, testing and certification of our Lilium Jet and include mainly the following expenses:
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personnel-related expenses for personnel performing research and development activities, including salaries, benefits, social security contributions, travel and share-based compensation;

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fees paid to third parties, such as consultants and contractors, for outsourced engineering services;

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expenses related to materials, including various components used in development of the Lilium Jet, supplies, software costs and licenses, and third-party services; and

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depreciation for equipment used in research and development activities.

We expect our research and development costs to increase for the foreseeable future as we continue to invest in research and development activities to achieve our operational and commercial goals.

General and Administrative Expense
General and administrative expenses consist of personnel-related expenses for our corporate, executive, finance, and other administrative functions, expenses for outside professional services, including legal, audit and accounting services, as well as expenses for facilities, software costs and licenses, depreciation, amortization, and travel. Personnel-related expenses consist of salaries, benefits, social security contributions, and share-based compensation.
We expect our general and administrative expenses to increase for the foreseeable future as we scale headcount with the growth of our business, and as a result of operating as a public company, including compliance with the rules and regulations of the SEC, legal, audit, additional insurance expenses, investor relations activities and other administrative and professional services.
Selling Expense
Selling expenses consist of personnel expenses, including salaries, benefits, and share-based compensation, for all personnel directly involved in business development and marketing activities. Our sales and marketing efforts are conducted through a highly specialized sales team relating to the commercialization of our service. Our investment in sales and marketing will continue to grow as we continue to expand our team globally.
Finance Expense
Finance expenses consist of interest expense on our convertible loans, changes in the fair value of the derivatives embedded in our convertible loans, and implied interest expense associated with our lease obligations under IFRS 16.
Results of Operations
Comparison of the year Ended December 31, 2020 to the year Ended December 31, 2019
The following table summarizes our historical results of operations for the periods indicated (in € thousands, except percentage):
	Year Ended December 31,		Change
	2020	2019		(%)
Revenue	97	—	97	*n.m.
Cost of sales	(10)	—	(10)	*n.m.
Gross profit	87	—	87	*n.m.
Research and development expenses	(90,345)	(38,136)	(52,209)	137%
General and administrative expenses	(35,406)	(15,437)	(19,969)	129%
Selling expenses	(15,272)	(4,645)	(10,627)	229%
Other income	2,346	76	2,270	*n.m.
Other expenses	(130)	(58)	(72)	124%
Operating Loss	(138,720)	(58,200)	(80,520)	138%
Finance income	80	518	(438)	*n.m.
Finance expenses	(49,741)	(5,736)	(44,005)	767%
Financial result	(49,661)	(5,218)	(44,443)	852%
Loss before income taxes	(188,381)	(63,418)	(124,963)	197%
Income tax expense	(46)	(61)	15	(25)%
Net loss for the period	(188,427)	(63,479)	(124,948)	197%

*
n.m. marks changes that are not meaningful for further discussion.

Revenue
Lilium is currently not generating revenues from mobility services. In rolling out its business, Lilium is engaged in infrastructure and mobility consultancy services provided to airport authorities with which future collaborations are planned and revenue amounting to €97,000 has been recognized from one customer.
Research and Development Expenses
Research and development expenses increased by €52.2 million, or 137%, from €38.1 million for the year ended December 31, 2019 to €90.3 million during the year ended December 31, 2020. The increase was attributable mainly to remeasurement of share-based compensation. The ramp-up was driven mainly by the completion of funding rounds in March and May 2020 and the resulting ramp-up of the program of the serial aircraft. Personnel expenses accounted for €40.0 million of the €52.2 million increase, of which €20.1 million was attributable to the share-based compensation remeasurement and the remainder was attributable to increased headcount and increased salaries. The remaining €12.2 million of the increase was driven mainly by increases in costs of professional services of €6.0 million and materials of €3.2 million.
General and Administrative Expenses
General and administrative expenses increased by €20.0 million, or 129%, from €15.4 million during the year ended December 31, 2019 to €35.4 million during the year ended December 31, 2020. The increase was primarily attributable to a €12.5 million increase in personnel expenses, of which €6.6 million was attributable to the share-based compensation remeasurement and the remainder was due to increased headcount and new share-based compensation awards, reflecting the growth of our organization. A €5.9 million increase in professional services costs, related primarily to accounting and other consulting costs, also contributed to the increase.
Selling Expenses
Selling expenses increased by €10.6 million, or 229%, from €4.6 million for the year ended December 31, 2019 to €15.3 million during the year ended December 31, 2020, primarily attributable to a €9.9 million increase in personnel expenses, of which €8.2 million was due to the aforementioned share-based compensation remeasurement.
Other Income
Other income increased by €2.2 million from €0.1 million for the year ended December 31, 2019 to €2.3 million for the year ended December 31, 2020, driven mainly by a €1.9 million insurance recovery (of which €1.0 million was received during financial year 2020 and the remainder was recorded based on an initial appraisal).
Finance Expense
Finance expenses increased by €44.0 million from €5.7 million for the year ended December 31, 2019 to €49.7 million during the year ended December 31, 2020, primarily due to a €28.6 million increase in effective interest rate on our convertible loans, reflecting an increase in the average amount of debt outstanding in 2020 relative to 2019. See “Liquidity and Capital Resources — Debt.” A €15.2 million increase in the fair value of the embedded derivative relating to our convertible loans also contributed to the increase.
Liquidity and Capital Resources
Sources of Liquidity and Operational and Funding Requirements
We have incurred net losses and negative operating cash flows from operations since inception, and we expect to continue to incur losses and negative operating cash flows for the foreseeable future, until we successfully commence sustainable commercial operations. In addition, we expect our operating expenses to increase substantially in connection with our ongoing activities, particularly as we continue to advance the development and certification of our Lilium Jets and the commercialization of the Lilium network and turnkey enterprise solutions. Since inception, we have financed our operations primarily from the issuance of our common and preferred equity and convertible loans. As of December 31, 2020 and 2019, we had cash and cash equivalents of €102.1 million and €59.6 million, respectively, and no substantial debt, other than the convertible loans described below. We hold our cash on hand mainly at banks, on hand, or invest in short-term deposits with an original maturity of three months or less.
The development and commercialization of our products will continue to require substantial expenditures and we are reliant upon continued investments from the existing and new shareholders to fund operations. These conditions raised substantial doubt about our ability to continue as a going concern. See Note 4 to our consolidated financial statements included elsewhere in this proxy statement/prospectus.
On a pro forma basis, assuming the consummation of the Business Combination and the PIPE Financing (see “— The Business Combination and Public Company Costs” above and the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” elsewhere in this proxy statement/prospectus), we estimate that we would have had between approximately €715.4 million, assuming no redemptions by Qell’s shareholders, and €404.7 million, assuming maximum redemptions by Qell’s shareholders, of pro forma cash on hand at December 31, 2020, which we believe would be sufficient to meet our operational needs for at least 12 months from the date of this proxy statement/prospectus.
On a pro forma basis, we believe that our current cash and cash equivalents, together with the cash that we expect to receive from the Business Combination, including the PIPE Financing, will provide sufficient funding to commercially launch our 7-Seat Lilium Jet, though we cannot assure that this will actually be the case. See “— The Business Combination and Public Company Costs” above and “Unaudited Pro Forma Condensed Combined Financial Information” elsewhere in this proxy statement prospectus. We have based this estimate on assumptions that may prove to be wrong, and we could utilize our available capital resources sooner than we expect. Additionally, changing circumstances may cause us to consume capital significantly faster than we currently anticipate, and we may need to spend more money than currently expected because of circumstances beyond our control. The commercial launch of our Regional Air Mobility service has unpredictable costs and is subject to significant risks, uncertainties and contingencies, many of which are beyond our control, that may affect the timing and magnitude of these anticipated expenditures. Some of these risks and uncertainties are described in more detail in this proxy statement/prospectus under the heading “Risk Factors”.
If our pro forma cash resources, including the proceeds of the Business Combination and the PIPE Financing, are insufficient to finance our future cash requirements, we will need to finance our future cash needs through a combination of public or private equity offerings, debt financings, partnerships or grant funding. To the extent we raise additional capital through the sale of equity or convertible debt securities, the ownership interest of stockholders may be diluted, and the terms of such securities may include liquidation or other preferences that adversely affect the rights of existing stockholders. Debt financing, if available, may involve agreements that include covenants limiting or restricting our ability to take specific actions, such as incurring additional debt, making capital expenditures or declaring dividends. If we raise funds through partnerships, collaborations or other similar arrangements with third parties, we may have to relinquish valuable rights to our Lilium Jet. If we are unable to raise additional funds through equity or debt financings when needed, we may be required to delay, limit, reduce or, in the worst case, to terminate our research and development and commercialization efforts and may not be able to fund our continuing operations.
Debt
In 2019, we entered into two interest bearing, convertible loan arrangements for the following amounts: (i) €60.0 million in May 2019 and (ii) €5.5 million in October 2019. Both convertible loans accrued interest at 5% per annum and had maturity dates of fifteen months from the date of borrowing (or earlier upon the occurrence of certain conversion or termination events). Both loans were converted into equity in March 2020, resulting in the issuance of 6,705 of Series B-2 preferred shares.
In March 2020 we entered into a new convertible loan arrangement for €85.9 million with a shareholder, the conversion of which into 7,187 Lilium Series B-2 Shares (representing 9.4% of Lilium’s total outstanding shares on a non-diluted basis) was notarized on March 26, 2021. The loan accrued interest at 2% per annum and had a maturity date of March 11, 2027, or earlier upon the occurrence of certain conversion or termination events.

On January 22, 2021, we obtained a new convertible loan for approximately €1.9 million from a stockholder, a portion of which is held for the economic benefit of Dr. Thomas Enders. The loan accrues interest at 5% per annum and has a maturity date of 18 months from the date of issuance, or earlier upon the occurrence of certain financing events, including the Business Combination. The convertible loan will be converted into Holdco Class A Shares upon the consummation of the Business Combination at a 15% discount to the deemed per share issue price. Accordingly, upon the consummation of the Business Combination, we expect to have no outstanding debt obligations.
Cash Flows
The following table summarizes our cash flows for each period presented (in € thousands):
	Year Ended December 31,
	2020	2019
Cash flow from:
Operating activities	(77,883)	(47,047)
Investing activities	(59,472)	(4,797)
Financing activities	179,955	64,261
Net increase in cash and cash equivalents	42,600	12,417
Cash flow from operating activities
Cash flow used in operating activities for the year ended December 31, 2020 was €77.9 million, compared to €-47.0 million for the year ended December 31, 2019. The €30.8 million increase reflected the €124.9 million increase in our net loss, for the reasons described above, net of a €89.3 million increase in non-cash operating costs (driven by higher share-based compensation expense, higher interest expense on our convertible loans and an increase in the fair value of the derivatives embedded in our convertible loans, as discussed above). Operating working capital increased by €4.8 million, driven mainly by higher trade and other payables.
Cash flow from investing activities
Our recurring capital expenditures have historically consisted of investments in leasehold improvements, technical equipment and machinery, vehicles and office and other equipment.
Cash flow used in investing activities for the year ended December 31, 2020 was €59.5 million, reflecting mainly the investment in fixed term interest bearing deposits of €50.0 million. Capital expenditures for the year ended December 31, 2020 were €8.9 million, related mainly to leasehold improvements.
Cash flow from financing activities
Cash flow from financing activities for the year ended December 31, 2020 was €180.0 million, compared to €64.3 million for the year ended December 31, 2019. In 2020, we obtained €97.3 million in proceeds from preferred equity issuances and borrowed an additional €85.9 million in proceeds from convertible loans. In 2019, we obtained €65.5 million in borrowings from convertible loans.
Other Commitments and Contingencies
We had €11.1 million in lease-related liabilities as of December 31, 2020. See Note 16 to our consolidated financial statements included elsewhere in this proxy statement/prospectus. We also have various lease contracts that have not yet commenced as of December 31, 2020. The future lease payments relating to these non-cancellable leases are €2.3 million. Further, we had €3.0 million in commitments for capital expenditures as of December 31, 2020.
In March 2021, we acquired an approximately 26% equity interest in a development partner for approximately €8.4 million. We also made convertible loans to this party of €0.4 million, €0.2 million and €1.0 million in July 2020, December 2020 and March 2021, respectively. Each loan is due upon demand of

Lilium after one year anniversary, accrues interest at 7% per annum and is convertible early upon the occurrence of certain conversion or termination events.
Critical Accounting Estimates
Our consolidated financial statements for the years ended December 31, 2020 and 2019 have been prepared in accordance with IFRS as issued by the IASB. The preparation of the consolidated financial statements in accordance with IFRS requires the use of estimates and assumptions that affect the value of assets and liabilities — as well as contingent assets and liabilities — as reported on the balance sheet date, and revenues and expenses arising during the fiscal year. Lilium based its assumptions and estimates on parameters available when the consolidated financial statements were prepared and reviewed on an ongoing basis. Existing circumstances and assumptions about future developments, however, may change due to market changes or circumstances arising that are beyond its control. Hence, Lilium’s estimates may vary from the actual values. While our significant accounting judgments and estimates are described in more detail in Note 4 to our consolidated financial statements included elsewhere in this proxy statement/prospectus, we believe the following accounting policies and estimates to be critical to the preparation of our consolidated financial statements because they involve significant judgments or estimates and a change in such judgments or estimates could materially impact our financial statements:
Share-Based Compensation
Prior to completion of the Business Combination, as our common shares were not listed on a public marketplace, the calculation of the fair value of our common shares was subject to a greater degree of estimation in determining the basis for share-based awards that we issued. Given the absence of a public market, we were required to estimate the fair value of the common shares at the time of each grant. We considered objective and subjective factors in determining the estimated fair value and because there is no active trading of our equity shares on an established securities market, we determined the market price of our equity, with input from management and an independent valuation specialist, based on an option pricing method or a hybrid model, as further discussed in Note 20. Share-based Payments to our consolidated financial statements included elsewhere in this proxy statement/prospectus.
We determined the value of our common shares based on interpolating from the valuations in our most recent external equity financing rounds and, when applicable, an expected valuation for an initial public offering, subject to discounts for the probability and timing of an exit event and lack of marketability, among other factors.
The assumptions underlying the valuations represent our best estimates, which involve inherent uncertainties and the application of management judgment. As a result, if we used significantly different assumptions or estimates, our share-based compensation expense for prior periods could have been materially different. Following the consummation of the Business Combination, we expect to use the market price of our common shares as the basis for the valuation of future grants.
Convertible Loans and Embedded Derivatives
The initial fair value of our convertible loans (before bifurcation of the embedded derivatives) and the subsequent measurement of the embedded derivatives was calculated using an internal valuation model where many of the input parameters are not observable. See Note 26.1 to our consolidated financial statements included elsewhere in this proxy statement/prospectus for a description of the valuation model and the input parameters used. All of our outstanding convertible loans are expected to be converted into Holdco Class A Shares upon the consummation of the Business Combination.
Leases
Lease term. We have lease agreements for rental properties with renewal options, requiring us to apply judgment in evaluating whether we are reasonably certain to exercise the option to extend or terminate the lease. Accordingly, we evaluate all relevant factors that create an economic incentive for us to exercise the respective extension options. We also reassess the lease term when there is a significant event or change in circumstances that is within our control and affects our likelihood of exercising an option to extend or terminate the lease term (for example, more than insignificant penalty, construction of significant leasehold improvements or significant customization of the leased asset).
Incremental borrowing rate. We measure the amount of our lease liabilities based on an incremental borrowing rate (“IBR”), which is the rate of interest that we would have to pay to borrow the funds necessary to obtain an asset of a similar value to the leased asset over a similar term, with similar security and in a similar economic environment. We calculate our IBRs based on the risk-free rate, individual country risk premiums of the relevant country and credit spread. The weighted average IBR used in the valuation of our lease liabilities was 4.05% at December 31, 2020 (compared to 4.12% as of December 31, 2019).
Recently Issued Accounting Pronouncements
A number of new standards and amendments to standards and interpretations are effective for annual periods beginning on or after January 1, 2021 and have not been applied in preparing the consolidated financial statements included elsewhere in this proxy statement/prospectus. None of these standards are expected to have a material impact on our consolidated financial statements. For information on the new standards, please refer to Lilium’s consolidated financial statements included elsewhere in this proxy statement/prospectus.
Emerging Growth Company Status
Section 102(b)(1) of the Jumpstart Our Business Startups Act of 2012 (“JOBS Act”) exempts emerging growth companies from certain SEC disclosure requirements and standards. We intend to take advantage of some of the reduced regulatory and reporting requirements of emerging growth companies pursuant to the JOBS Act so long as we qualify as an emerging growth company, including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act. See “Risk Factors — We will be an “emerging growth company,” and our reduced SEC reporting requirements may make our shares less attractive to investors”.
Quantitative and Qualitative Disclosures about Market Risk
As of December 31, 2020, we had other current financial assets in the amount of €50.7 million mainly comprising fixed term deposits and promissory notes, meaning that we are exposed to interest rate and credit quality and credit default risks with respect to such investments. We mitigate this risk by investing only in short-term deposits (which currently pay only nominal interest) and investment grade credit instruments, and do not believe that these risks are material. In addition, in the ordinary course of business, we may become exposed to interest rate risk and foreign exchange risk, which may arise from future incurrences of debt and the international expansion of our business operations, but such risks are not expected to be material in the short-term. Lilium does not engage in the trading of financial assets for speculative purposes.
Material Weaknesses in Internal Control Over Financial Reporting
In connection with the preparation of our consolidated financial statements for the years ended December 31, 2020 and 2019, we identified several material weaknesses in the design and operation of our internal control over financial reporting. See “Risk Factors — We have identified material weaknesses in our internal control over financial reporting and may identify additional material weaknesses in the future. Failure to remediate such material weaknesses in the future or to maintain an effective system of internal control could impair our ability to comply with the financial reporting and internal controls requirements for publicly traded companies.”

BUSINESS OF QELL
Overview
Qell is a special purchase acquisition company formed in August 2020 as a Cayman Islands exempted company for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities, which we refer to as our initial business combination. To date, Qell’s efforts have been limited to our organizational activities and activities related to the Qell IPO and the identification and evaluation of prospective acquisition targets for its initial business combination, including negotiations with Lilium to agree and complete the Business Combination Agreement. Qell has generated no operating revenues to date and it does not expect to generate operating revenues until it consummates the Business Combination Agreement or an alternative business combination.
On August 7, 2020, the Sponsor purchased an aggregate of 25,000 founder shares for an aggregate purchase price of $25,000 (the “Founder Shares”) which converted into 9,487,500 Qell Class B Ordinary Shares simultaneously with the Qell IPO, or approximately $0.003 per share.
On October 2, 2020, Qell consummated the Qell IPO of 37,950,000 Qell Public Units, which included the full exercise of the underwriters’ option to purchase an additional 4,950,000 Qell Public Units to cover over- allotments, with each Qell Public Unit consisting of one Qell Class A Ordinary Share, $0.0001 par value per share, and one-third of one redeemable warrant, each whole public warrant entitling the holder thereof to purchase one Qell Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. The Qell Public Units were sold at a price of $10.00 per Unit, generating gross proceeds of $379,500,000 before underwriting discounts and expenses.
Simultaneous with the consummation of the Qell IPO and the issuance and sale of the Qell Public Units, Qell consummated the private placement of 7,060,000 private placement warrants at a price of $1.50 per private placement warrant (the “Private Placement Warrants”), generating total proceeds of $10,590,000. The Private Placement Warrants are substantially similar to the Qell Public Warrants, except that if held by the Sponsor or its permitted transferees, they (i) may be exercised for cash or on a cashless basis, (ii) are not subject to being called for redemption (except in certain circumstances when the public warrants are called for redemption and a certain price per Qell Class A Ordinary Share threshold is met) and (iii) subject to certain limited exceptions including the Qell Class A Ordinary Shares issuable upon exercise of the Private Placement Warrants, will be subject to transfer restrictions until 30 days following the consummation of our initial business combination. If the Private Placement Warrants are held by holders other than the Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by us in all redemption scenarios and exercisable by holders on the same basis as the Qell Public Warrants. The sale of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.
Upon the consummation of the Qell IPO and the private placement, a total of $379,500,000 was deposited in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer and Trust Company, acting as trustee. Transaction costs of the Qell IPO and the private placement amounted to approximately $21.1 million, consisting of $13,282,500 of deferred underwriting costs and $195,000 was used to repay to our Sponsor’s borrowings under the $300,000 promissory note payable and the balance was available to pay accrued offering and formation costs, business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. Funds held in the Trust Account have been invested only in U.S. government treasury bills with a maturity of one hundred and eighty-five (185) days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), which invest only in direct U.S. government obligations. Except with respect to interest earned on the funds in the Trust Account that may be released to us to pay income taxes, if any, the proceeds from the Qell IPO and the sale of the Private Placement Warrants held in the Trust Account will not be released from the trust account (1) to Qell until the completion of its initial business combination or (2) to Qell’s public shareholders, until the earliest of: (a) the completion of Qell’s initial business combination, and then only in connection with those Qell Class A Ordinary Shares that such shareholders properly elect to redeem, subject to certain limitations, (b) the redemption of any public shares properly tendered in connection with a (i) shareholder vote to amend our amended and restated memorandum and articles of association to modify the substance or timing of its obligation to provide holders of its Qell Class A Ordinary Shares the right to have their shares redeemed in connection with its initial business combination within 24 months from the closing of the Qell IPO or (ii) with respect to any other provisions relating to shareholders’ rights of holders of Qell Class A Ordinary Shares or pre-initial business combination activity and (c) the redemption of all of Qell’s Ordinary Shares if Qell has not completed our initial business combination within 24 months from the closing of the Qell IPO, subject to applicable law.
The Sponsor
The Sponsor is Qell Partners LLC, a Cayman limited liability company whose members include, among others, PIMCO private funds, Barry Engle, our Chief Executive Officer and Sam Gabbita, our Chief Financial Officer.
PIMCO is one of the world’s premier fixed income investment managers. For nearly 50 years, PIMCO has worked relentlessly to help millions of investors achieve their objectives — regardless of shifting market conditions. Today, PIMCO has offices around the world and more than 2,800 professionals committed to its mission: delivering superior investment returns, solutions and service to its clients. PIMCO’s alternatives platform combines the firm’s time-tested investment process with opportunistic approaches to marketable and private credit, global real estate, macroeconomic, and quantitative strategies. As of June 30, 2020, PIMCO had approximately $1.92 trillion in assets under management, including over $40 billion in alternatives strategies. PIMCO is owned by Allianz S.E., a leading global diversified financial services provider. The PIMCO private funds are members of the Sponsor.
The past performance by PIMCO, members of Qell’s management team and its sponsor and their respective affiliates is not a guarantee of success with respect to any business combination Qell may consummate.
Fair Market Value of Target Business
The rules of the Nasdaq and Qell’s Cayman governing documents require that Qell’s initial business combination must be with one or more operating businesses or assets with a fair market value equal to at least 80% of the net assets held in the trust account (net of amounts disbursed to management for the payment of taxes and excluding the amount of any deferred underwriting discount held in trust). Qell’s board of directors determined that this test was met in connection with the proposed Business Combination.
Shareholder Approval of Business Combination
Qell is seeking shareholder approval of the Business Combination at the general meeting, at which shareholders may elect to redeem their shares, regardless of if or how they vote in respect of the Business Combination Proposal, into their pro rata portion of the trust account, calculated as of two business days prior to the consummation of the Business Combination including interest earned on the funds held in the trust account and not previously released to us (net of taxes payable). Qell will consummate the Business Combination only if the Merger Proposal has been approved. Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its public shares with respect to more than an aggregate of 15% of the public shares. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the public shares, then any such shares in excess of that 15% limit would not be redeemed for cash.
The Sponsor and each director and officer of Qell have agreed to, among other things, vote in favor of the Merger Agreement and the transactions contemplated thereby, in each case, subject to the terms and conditions contemplated by the Sponsor Letter Agreement, and, for no additional consideration, waive their redemption rights in connection with the consummation of the Business Combination with respect to any ordinary shares held by them. The Qell Ordinary Shares held by the Sponsor will be excluded from the pro rata calculation used to determine the per-share redemption price. As of the date of this proxy statement/

prospectus, the Sponsor and Qell’s independent directors collectively own 20.0% of the issued and outstanding Qell Ordinary Shares.
At any time at or prior to the Business Combination, subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the existing stockholders (or shareholders, as applicable) of Lilium or Qell’s or their respective directors, officers, advisors or respective affiliates may (i) purchase public shares from institutional and other investors who vote, or indicate an intention to vote, against any of the Merger Proposal, or elect to redeem, or indicate an intention to redeem, public shares, (ii) execute agreements to purchase such shares from such investors in the future, or (ii) enter into transactions with such investors and others to provide them with incentives to acquire public shares, vote their public shares in favor of the Merger Proposal or not redeem their public shares. Such a purchase may include a contractual acknowledgement that such shareholder, although still the record holder of Qell’s shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that the Sponsor, the existing stockholders of Lilium or Qell’s or their respective directors, officers, advisors, or respective affiliates purchase shares in privately negotiated transactions from public shareholders who have already elected to exercise their redemption rights, such selling shareholders would be required to revoke their prior elections to redeem their shares. The purpose of such share purchases and other transactions would be to increase the likelihood of (1) satisfaction of the requirement that holders of a majority of the ordinary shares (or two-thirds of the ordinary shares as required for the Merger Proposal), represented in person or by proxy and entitled to vote at a quorate general meeting, vote in favor of the Business Combination Proposal, the Merger Proposal, the Incentive Plan Proposal, the ESPP Proposal and the Adjournment Proposal (if presented), (2) satisfaction of the minimum cash condition, (3) otherwise limiting the number of public shares electing to redeem and (4) Qell’s net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) being at least $5,000,001.
Liquidation if No Business Combination
If Qell has not completed the Business Combination with Lilium by October 2, 2022 and has not completed another business combination by such date, Qell will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the 37,950,000 public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest will be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of Qell’s remaining shareholders and its board of directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
The Sponsor has entered into a letter agreement with Qell, dated as of August 7, 2020 pursuant to which they have waived their rights to liquidating distributions from the trust account with respect to their Qell Class B ordinary shares if Qell fails to complete its business combination within the required time period. However, if the Sponsor owns any public shares, they will be entitled to liquidating distributions from the trust account with respect to such public shares if Qell fails to complete its business combination within the allotted time period.
The Sponsor and Qell’s directors and officers have agreed, pursuant to a written agreement with Qell, that they will not propose any amendment to the Cayman Constitutional Documents (A) to modify the substance or timing of Qell’s obligation to allow for redemption in connection with Qell’s initial business combination or to redeem 100% of its public shares if it does not complete its business combination by October 2, 2022 or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity, unless Qell provides its public shareholders with the opportunity to redeem their public shares upon approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest will be net of taxes payable), divided by the number of then outstanding public shares. However, Qell may not redeem its public shares in an amount that would cause Qell’s net tangible assets to be less than $5,000,001 following such redemptions.

Qell expects that all costs and expenses associated with implementing its plan of dissolution, as well as payments to any creditors, will be funded from amounts held outside the trust account, although it cannot assure you that there will be sufficient funds for such purpose. However, if those funds are not sufficient to cover the costs and expenses associated with implementing Qell’s plan of dissolution, to the extent that there is any interest accrued in the trust account not required to pay taxes, Qell may request the trustee to release to it an additional amount of up to $100,000 of such accrued interest to pay those costs and expenses.
The proceeds deposited in the trust account could, however, become subject to the claims of Qell’s creditors which would have higher priority than the claims of Qell’s public shareholders. Qell cannot assure you that the actual per-share redemption amount received by public shareholders will not be substantially less than $10.00. See “Risk Factors — Risks Related to the Business Combination and Qell — If third parties bring claims against us, the proceeds held in the trust account could be reduced and the per share redemption amount received by shareholders may be less than $10.00 per share (which was the offering price in the Qell IPO)” and other risk factors contained herein. While Qell intend to pay such amounts, if any, Qell cannot assure you that it will have funds sufficient to pay or provide for all creditors’ claims.
Although Qell will seek to have all vendors, service providers (other than Qell’s independent auditors), prospective target businesses and other entities with which Qell does business execute agreements with it waiving any right, title, interest or claim of any kind in or to any monies held in the trust account for the benefit of Qell’s public shareholders, there is no guarantee that they will execute such agreements or even if they execute such agreements that they would be prevented from bringing claims against the trust account including but not limited to fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain an advantage with respect to a claim against Qell’s assets, including the funds held in the trust account. If any third party refuses to execute an agreement waiving such claims to the monies held in the trust account, Qell’s management will perform an analysis of the alternatives available to it and will enter into an agreement with a third party that has not executed a waiver only if management believes that such third party’s engagement would be significantly more beneficial to it than any alternative. Examples of possible instances where Qell may engage a third party that refuses to execute a waiver include the engagement of a third party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where Qell is unable to find a service provider willing to execute a waiver. In addition, there is no guarantee that such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with it and will not seek recourse against the trust account for any reason. Upon redemption of Qell’s public shares, if Qell has not completed Qell’s initial business combination within the required time period, or upon the exercise of a redemption right in connection with Qell’s initial business combination, Qell will be required to provide for payment of claims of creditors that were not waived that may be brought against it within the 10 years following redemption. In order to protect the amounts held in the trust account, the Sponsor has agreed that it will be liable to it if and to the extent any claims by a third party (other than Qell’s independent auditors) for services rendered or products sold to us, or a prospective target business with which Qell has discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account, due to reductions in value of the trust assets, in each case net of the amount of interest which may be withdrawn to fund Qell’s working capital requirements, subject to an annual limit of $500,000, and/or to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under Qell’s indemnity of the underwriters of Qell’s initial public offering against certain liabilities, including liabilities under the Securities Act. In the event that an executed waiver is deemed to be unenforceable against a third party, then the Sponsor will not be responsible to the extent of any liability for such third-party claims. Qell has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and Qell believes that the Sponsor’s only assets are securities of Qell and, therefore, the Sponsor may not be able to satisfy those obligations. None of Qell’s other directors or officers will indemnify it for claims by third parties including, without limitation, claims by vendors and prospective target businesses.
In the event that the proceeds in the trust account are reduced below (i) $10.00 per public share or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account, due to reductions in value of the trust assets, in each case net of the amount of interest which may be withdrawn to fund Qell’s working capital requirements, subject to an annual limit of $500,000, and/or to pay taxes, and the Sponsor asserts that it is unable to satisfy its indemnification obligations or that it has no indemnification obligations related to a particular claim, Qell’s independent directors would determine whether to take legal action against the Sponsor to enforce its indemnification obligations. While Qell currently expects that Qell’s independent directors would take legal action on Qell’s behalf against the Sponsor to enforce its indemnification obligations to us, it is possible that Qell’s independent directors in exercising their business judgment may choose not to do so in any particular instance. Accordingly, Qell cannot assure you that due to claims of creditors the actual value of the per- share redemption price will not be substantially less than $10.00 per share. See “Risk Factors — Risks Related to the Business Combination and Qell — If third parties bring claims against us, the proceeds held in the trust account could be reduced and the per share redemption amount received by shareholders may be less than $10.00 per share (which was the offering price in the Qell IPO)” and other risk factors contained herein.
Qell will seek to reduce the possibility that the Sponsor will have to indemnify the trust account due to claims of creditors by endeavoring to have all vendors, service providers (other than Qell’s independent auditors), prospective target businesses and other entities with which Qell does business execute agreements with it waiving any right, title, interest or claim of any kind in or to monies held in the trust account. The Sponsor will also not be liable as to any claims under Qell’s indemnity of the underwriters of the Qell IPO against certain liabilities, including liabilities under the Securities Act.
If Qell files a winding-up or bankruptcy petition or an involuntary winding-up or bankruptcy petition is filed against it that is not dismissed, the proceeds held in the trust account could be subject to applicable insolvency law, and may be included in Qell’s insolvency estate and subject to the claims of third parties with priority over the claims of Qell’s shareholders. To the extent any insolvency claims deplete the trust account, Qell cannot assure you Qell will be able to return $10.00 per share to Qell’s public shareholders. Additionally, if Qell files a winding-up or bankruptcy petition or an involuntary winding-up or bankruptcy petition is filed against Qell that is not dismissed, any distributions received by shareholders could be viewed under applicable debtor/creditor and/or insolvency laws as a voidable performance. As a result, a bankruptcy court could seek to recover some or all amounts received by Qell’s shareholders. Furthermore, Qell’s board of directors may be viewed as having breached its fiduciary duty to Qell’s creditors or may have acted in bad faith, and thereby exposing itself and Qell to claims of punitive damages, by paying public shareholders from the trust account prior to addressing the claims of creditors. Qell cannot assure you that claims will not be brought against it for these reasons. See “Risk Factors — Risks Related to the Business Combination and Qell — If, after Qell distributes the proceeds in the trust account to Qell’s public shareholders, Qell files a bankruptcy petition or an involuntary bankruptcy petition is filed against it that is not dismissed, a bankruptcy court may seek to recover such proceeds, and Qell and its board of directors may be exposed to claims of punitive damages.”
Qell’s public shareholders will be entitled to receive funds from the trust account only upon the earliest to occur of: (1) Qell’s completion of an initial business combination, and then only in connection with those Qell Class A ordinary shares that such shareholder properly elected to redeem, subject to the limitations described herein; (2) the redemption of any public shares properly submitted in connection with a shareholder vote to amend the Cayman Constitutional Documents (A) to modify the substance or timing of Qell’s obligation to allow redemption in connection with Qell’s initial business combination or to redeem 100% of the public shares if Qell does not complete Qell’s initial business combination by October 2, 2022 or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity; and (3) the redemption of the public shares if Qell has not completed an initial business combination by October 2, 2022, subject to applicable law. In no other circumstances will a shareholder have any right or interest of any kind to or in the trust account. Holders of Qell warrants will not have any right to the proceeds held in the trust account with respect to the Qell warrants.
Competition
If Qell succeeds in effecting the Business Combination, there will be, in all likelihood, significant competition from Lilium’s competitors. Qell cannot assure you that, subsequent to the Business Combination, Holdco will have the resources or ability to compete effectively. Information regarding Lilium’s competition is set forth in the sections entitled “Information about Lilium — Competition”.

Facilities
Qell currently maintains its executive offices at 505 Montgomery Street, Suite 1100, San Francisco, CA 94111. The cost for Qell’s use of this space is included in the $50,000 per month fee (subject to adjustment) it pays to an affiliate of Barry Engle for office space, administrative and support services. Qell considers it current office space adequate for its current operations.
Upon consummation of the Business Combination, the principal executive offices of Holdco will be located at Paul-Ehrlich-Straße 15, 72076 Tübingen, Federal Republic of Germany.
Employees
Qell currently has two executive officers. These individuals are not obligated to devote any specific number of hours to our matters but they intend to devote as much of their time as they deem necessary to our affairs until we have completed our initial business combination. The amount of time they will devote in any time period will vary based on whether a partner business has been selected for our initial business combination and the stage of the business combination process.
Periodic Reporting and Financial Information
Qell registered its Qell Public Units, Qell Class A Ordinary Shares and Qell Public Warrants under the Exchange Act and has reporting obligations, including the requirement that it file annual, quarterly and current reports with the SEC. The SEC maintains an internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC, located at http://sec.gov. In accordance with the requirements of the Exchange Act, our annual reports contain financial statements audited and reported on by Qell’s independent registered public accountants.
Qell is a Cayman Islands exempted company. Exempted companies are Cayman Islands companies conducting business mainly outside the Cayman Islands and, as such, are exempted from complying with certain provisions of the Companies Act. As an exempted company, Qell applied for and received a tax exemption undertaking from the Cayman Islands government that, in accordance with Section 6 of the Tax Concessions Act (2018 Revision) of the Cayman Islands, for a period of 20 years from the date of the undertaking, no law which is enacted in the Cayman Islands imposing any tax to be levied on profits, income, gains or appreciations will apply to Qell or its operations and, in addition, that no tax to be levied on profits, income, gains or appreciations or which is in the nature of estate duty or inheritance tax will be payable (i) on or in respect of our shares, debentures or other obligations or (ii) by way of the withholding in whole or in part of a payment of dividend or other distribution of income or capital by us to Qell’s shareholders or a payment of principal or interest or other sums due under a debenture or other obligation of us.
Qell is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the JOBS Act. As such, Qell is eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a non-binding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. If some investors find Qell’s securities less attractive as a result, there may be a less active trading market for Qell’s securities and the prices of Qell’s securities may be more volatile.
In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. Qell intends to take advantage of the benefits of this extended transition period. Qell will remain an emerging growth company until the earlier of (1) the last day of the fiscal year (a) following the fifth anniversary of the completion of Qell’s IPO, (b) in which Qell has total annual gross revenue of at least $1.07 billion, or (c) in which Qell is deemed to be a large accelerated filer, which means the market value of

Qell Class A Ordinary Shares that are held by non-affiliates exceeds $700 million as of the prior June 30th, and (2) the date on which Qell has issued more than $1.0 billion in non-convertible debt during the prior three-year period.
Additionally, Qell is a “smaller reporting company” as defined in Item 10(f)(1) of Regulation S-K. Smaller reporting companies may take advantage of certain reduced disclosure obligations, including, among other things, providing only two years of audited financial statements. Qell will remain a smaller reporting company until the last day of the fiscal year in which (1) the market value of Qell’s ordinary shares held by non-affiliates exceeds $250 million as of the prior June 30, or (2) Qell’s annual revenues exceeded $100 million during such completed fiscal year and the market value of our ordinary shares held by non-affiliates exceeds $700 million as of the prior June 30.
Legal Proceedings
There is no material litigation, arbitration or governmental proceeding currently pending against Qell or any members of its founding team in their capacity as such.
Directors and Executive Officers
Qell’s current directors and officers are as follows:
Name	Age	Position
Barry Engle	57	Chief Executive Officer and Director
Sam Gabbita	47	Chief Financial Officer and Director
Kathleen Ligocki	64	Director
Joseph Walker	66	Director
Steve Adams	60	Director
Ryan Popple	43	Director
David Cozzens	58	Director
Barry Engle serves as Qell’s Chief Executive Officer. Mr. Engle has experience in operational, financial and managerial roles within the international automotive sector, as well as growth-oriented companies across various industries. He has spent the past five years serving in senior executive roles at General Motors (“GM”). Most recently, Mr. Engle served as President of GM North America, the company’s largest segment with over $100+ billion in sales during the year ended December 31, 2019. Under his leadership, GM frequently beat analysts’ expectations, including during the unprecedented COVID-19 pandemic. Before this, Mr. Engle served as the President of GM International, where he successfully worked with various stakeholders to improve the segment’s profitability. Mr. Engle joined GM in September 2015 as President of South America, leading the business unit through the region’s economic recession and achieving market leadership in Brazil for 50+ months while restructuring the business to improve its profitability. Prior to joining GM, Mr. Engle spent time leading high growth, private equity and venture capital-backed companies, serving as Chief Executive Officer of Agility Fuel Systems, a leading provider of clean fuel solutions for medium- and heavy-duty commercial vehicles, and electric vehicle manufacturer Think Holding AS, a Norwegian company, which, subsequent to his departure from the company entered into Norwegian bankruptcy proceedings in June 2011. Before joining Think Holdings AS, Mr. Engle spent two years as President and CEO of New Holland Agricultural Equipment in Turin, Italy. Mr. Engle also spent a number of years with Ford Motor Company where he served as President & CEO of Ford Canada, President of Ford Brazil, and Head of North American Marketing. Finally, Mr. Engle has also led entrepreneurial endeavors of his own; he previously owned Barry Engle Chrysler-Plymouth-Jeep, near Salt Lake City, from 1997 to 2000. Mr. Engle earned a bachelor’s degree from Brigham Young University and holds an MBA from the Wharton School at the University of Pennsylvania.
Qell believes that Mr. Engle is qualified to serve as a member of its board of directors based on his longstanding track-record of success and broad experience leading organizations both large and small around the world, in addition to his network of OEM, commercial vehicle and technology leaders, which provide Qell with a differentiated perspective in both sourcing targets and ultimately, creating value in the company Qell endeavors to acquire.
Sam Gabbita serves as Qell’s Chief Financial Officer. Mr. Gabbita has held a variety of positions across financial and managerial functions within the financial services industry. Until September 2020 Mr. Gabbita led OGCI Climate Investments’ (“CI”) San Francisco office. CI is a $1 billion dollar fund that invests in solutions to decarbonize pollutant sectors like oil and gas, industry and commercial transportation. From March 2018 to December 2019, he served as Chairman of Agility Fuel Solutions (“Agility”). Prior to that, from September 2006 to December 2016, Mr. Gabbita served as Managing Director at Element Partners, a sustainability-focused private investment firm that managed $850 million of capital and over 25 portfolio companies. At Element, he made venture and growth investments in sustainable technology companies in the clean transportation arena, including Agility. In addition, he has served on boards of several high growth companies including Qnergy, Kairos Aerospace, Soleras Advanced Coatings, and others. Mr. Gabbita spent the early part of his career working at various financial services firms: at Lazard Freres as an associate focusing on financial restructuring; at Nautic Partners, a private equity firm, as an associate focusing on growth, buyout and venture investments; and at Salomon Brothers, as a financial analyst covering firms in the industrial sector. Mr. Gabbita holds a Master of Business Administration from the Wharton School of the University of Pennsylvania and a Bachelor of Arts in Economics from the University of California, Los Angeles.
Qell believes that Mr. Gabbita is qualified to serve as a member of its board of directors based on his extensive experience in the private equity industry and his deep knowledge of Qell’s industry.
Kathleen Ligocki, is a serial CEO, having led four innovative early to growth stage venture capital backed companies. Ms. Ligocki has been a Director of PPG Industries, Inc. (NYSE: PPG) since April 2020 and served as a director of Carpenter Technology Corporation (NYSE: CRS) since 2017, Lear Corporation (NYSE: LEA) since 2012 and Qell Acquisition Corp. since 2020. She also has served as a Director of Farmers Business Network, a private agtech company, since July 2019. She served as a director of Ashland Inc. from 2004 to 2014. She previously served as Chief Executive Officer of Agility Fuel Solutions, LLC, a leading manufacturer of natural gas solutions for medium and heavy-duty vehicles in North America, from 2015 to 2019. From 2014 to 2015, she was President and Chief Executive Officer and a director of start-up company, Harvest Power, Inc., a leading organic waste management company in North America, and from 2012 to 2014 she was an operating partner at Kleiner Perkins Caufield & Byers, a top venture capital firm working with the firm’s sustainable industrial technology ventures on strategic challenges, scaling operations and commercialization. From 2010 to 2012, Ms. Ligocki was President and Chief Executive Officer and a director of Next Autoworks, a start-up automobile manufacturer. From 2008 to 2010, she served as principal at Pine Lake Partners, a consultancy for start-up companies, and from 2008 to 2009 she was President and Chief Executive Officer of start-up Mexican automobile manufacturer and retailer, GS Motors, owned by Grupo Salinas, a Mexican conglomerate. From 2003 to 2007, Ms. Ligocki was Chief Executive Officer of Tower Automotive, a Fortune 1000 automotive supplier. She brings 40 years of global executive experience including Ford Motor Company (NYSE: F), United Technologies Corporation and General Motors Corporation (NYSE: GM) where she led operations in the Americas, Europe, Africa, Middle East, Russia, India and China.
Kathleen earned a BA with highest distinction from Indiana University Kokomo and holds an MBA from the Wharton School at the University of Pennsylvania where she was a GM Fellow. She also has been awarded honorary doctorate degrees from Indiana University Kokomo and Central Michigan University. She is also a board member at the Indiana University Foundation.
Qell believe Ms. Ligocki is qualified to serve on Qell’s board of directors based on her board and business experience and her overall industry knowledge.
Joseph Walker serves on Qell’s board of directors. Mr. Walker was an investment banker and a Vice Chairman and Managing Director with JP Morgan Chase & Co. (NYSE: JPM) (“JP Morgan”) before his retirement in June 2018, and provides expertise in operations management, corporate finance, capital budgeting, transaction execution and restructuring. In addition to this corporate board, Mr. Walker currently serves on the Advisory Boards of Columbia University Irving Medical Center and UCI Beall Applied Innovation at the University of California Irvine. He has prior experience serving on the boards of The

Hertz Corporation, Liquid Environmental Solutions, and Immplacate, Inc. Before re-joining JP Morgan as a Vice Chairman in 2012, Mr. Walker co-founded KW Advisors, a strategic advisory partnership which advised a variety of major and start-up corporations, including Dana Holdings on a major restructuring, after spending 5 years as a senior adviser to General Motors Company (NYSE: GM). While there, he counseled GM on a variety of corporate finance, capital budgeting, M&A and restructuring issues. From 1998 to 2000, Mr. Walker served as the global head of Technology, Media and Telecommunications Investment Banking at JP Morgan. Mr. Walker also co-led JP Morgan’s mergers and acquisitions group after helping the firm build their global M&A practice. Additionally, Mr. Walker was a member of the firm’s Investment Banking Management Committee as well as the firm’s Global Strategic Advisory Council. Mr. Walker spent the early part of his time at JP Morgan working in various capacities, including assignments in South Korea and Japan. Mr. Walker earned both a BA in Political Science and an MBA in Finance and Public Administration from Columbia University in New York.
Qell believes Mr. Walker is qualified to serve on its board of directors based on his business experience and extensive industry experience.
Steve Adams serves on Qell’s board of directors. Mr. Adams has served as the Chief Operating Officer at North American Holding Company (“NAHC”), a privately held investment company and family office based in Brentwood, TN, since January 2000. NAHC makes early stage and venture investments, and manages a family office and charitable foundation. In addition, Mr. Adams served as a Director of Agility Fuel Systems from 2010 to 2019, serving on its Audit and Compensation Committees. Before serving as a director, Mr. Adams served as Chairman and President of FAB holdings, an Agility Fuel Solutions predecessor company, from 2005 to 2010 and from 2000 to 2005, respectively. Before his roles at Agility, Mr. Adams held strategic and financial roles in the healthcare industry after beginning his career with Deloitte in 1982. Mr. Adams earned a bachelor’s degree from Drake University and is a member of the American Institute of Certified Public Accountants.
Qell believes Mr. Adams is qualified to serve as a member of its board of directors based on his financial and accounting expertise from his prior experience in finance roles with private corporations and his in depth knowledge of Qell’s industry.
Ryan Popple serves on Qell’s board of directors. Mr. Popple has served, since April 2016, as a partner at the venture capital firm R7 Partners and a director at Proterra, a leader in the design and manufacture of zero-emission electric vehicles, since May 2014. Mr. Popple has served on the board of the Silicon Valley Leadership Group since April 2016 and is currently a member of the executive board. Before his current roles, Mr. Popple served as CEO of Proterra for over five years beginning in October 2014, leading the company through technology development, exponential revenue growth and the establishment of its Tier-1 EV component business unit. Before that, he was a partner at the venture capital firm Kleiner Perkins Caufield & Byers, from April 2010 to October 2014. Mr. Popple was also an early employee at Tesla Motors where he served as a senior director of finance and was focused on strategic financial planning and corporate and business development. Mr. Popple served as an officer in the U.S. Army and has a Bachelor’s degree in Business Administration from the College of William & Mary and earned his MBA from Harvard University.
Qell believes Mr. Popple is qualified to serve as a member of its board of directors based on his financial expertise and extensive industry experience.
David Cozzens serves on Qell’s board of directors. Mr. Cozzens has served on the boards of revVana since January 2019 and Kareo since July 2018, each of which are venture and growth-stage technology companies seeking to revolutionize established markets. He was also an advisor and served on the board of Digital Map Products from January 2019 until its acquisition by Lightbox in June 2019. Prior to his current roles and from May 2007 to August 2016, Mr. Cozzens served as the CEO of Telogis, a global enterprise Software-as-a-Service company. Under his leadership, Telogis grew from a start-up to become one of the largest players in the connected vehicle/smart mobility market leading to its acquisition by Verizon Communications. Before joining Telogis, Mr. Cozzens served as Vice President of Operations for Novell Americas. Prior to this role, Mr. Cozzens held a number of senior executive positions at Novell including area vice president and general manager for the Midwest and Federal businesses as well as vice president of North America Consulting. Before joining Novell, Mr. Cozzens was the Vice President of Consulting at Cambridge Technology Partners before its acquisition by Novell. Mr. Cozzens earned a B.S. in Mechanical

Engineering from the University of Tennessee and a dual MBA degree in International Business from the Wirtschaftsuniversität Wien (Vienna University of Economics and Business)/University of South Carolina.
Qell believes Mr. Cozzens is qualified to serve on Qell’s board of directors based on his extensive business and industry experience.
Designated Board Observer
The PIMCO private funds have the right to have a board observer attend all of the meetings of Qell’s board of directors and receive all information provided to such board of directors during the period in which it has the right to designate a board member. The PIMCO private funds’ initial board observer is David Gluckman.
Mr. Gluckman is a senior vice president, portfolio manager, and investment analyst for PIMCO’s Global Credit Opportunity Strategy where he focuses on credit relative value opportunities and special situations. Previously, he was a credit analyst responsible for the automotive and metals & mining industries. Prior to joining PIMCO in 2014, he worked for Ares Management, where he focused on senior loan and mezzanine investments.
Previously, he was an analyst at Houlihan Lokey in the financial restructuring group. He has 11 years of investment experience and holds an MBA in finance from The Wharton School of the University of Pennsylvania, where he was a Palmer Scholar. He received a BA in Business Economics, summa cum laude, from the University of California, Los Angeles.
Number and Terms of Office of Officers and Directors
Qell’s board of directors is divided into three classes, with only one class of directors being appointed in each year, and with each class (except for those directors appointed prior to its first annual general meeting) serving a three-year term. The term of office of the first class of directors, consisting of Steve Adams and David Cozzens, will expire at Qell’s first general annual meeting. The term of office of the second class of directors, consisting of Kathleen Ligocki and Joseph Walker, will expire at Qell’s second annual general meeting. The term of office of the third class of directors, consisting of Barry Engle, Sam Gabbita and Ryan Popple, will expire at Qell’s third annual general meeting.
Prior to the completion of an initial business combination, any vacancy on the board of directors may be filled by a nominee chosen by holders of a majority of Qell’s founder shares. In addition, prior to the completion of an initial business combination, holders of a majority of Qell’s founder shares may remove a member of the board of directors for any reason.
Pursuant to an agreement entered into simultaneously with the Qell IPO, the Sponsor, upon and following consummation of an initial business combination, will be entitled to nominate three individuals for appointment to Qell’s board of directors, as long as the Sponsor holds any securities covered by the registration and shareholder rights agreement.
Qell’s officers are appointed by the Qell board of directors and serve at the discretion of the Qell board of directors, rather than for specific terms of office. The Qell board of directors is authorized to appoint persons to the offices set forth in Qell’s amended and restated memorandum and articles of association as it deems appropriate. Qell’s amended and restated memorandum and articles of association provide that Qell’s officers may consist of one or more chairman of the board, chief executive officer, chief financial officer, chief business officer, president, vice presidents, secretary, treasurer and such other offices as may be determined by the Qell board of directors.
Executive Officer and Director Compensation
None of Qell’s executive officers or directors have received any cash compensation for services rendered to Qell. Qell will reimburse an affiliate of Barry Engle for office space, secretarial and administrative services provided to it in the amount of $50,000 per month (subject to adjustment) through the earlier of consummation of Qell’s initial business combination and its liquidation. Qell’s audit committee will review on a quarterly basis all payments that were made by Qell to the Sponsor, executive officers or directors, or

Qell’s or their affiliates. Any such payments prior to an initial business combination will be made using funds held outside the trust account. Other than quarterly audit committee review of such reimbursements, Qell does not expect to have any additional controls in place governing its reimbursement payments to its directors and executive officers for their out-of-pocket expenses incurred in connection with Qell’s activities on its behalf in connection with identifying and consummating an initial business combination.
After the completion of Qell’s initial business combination, directors or members of Qell’s founding team who remain with Qell may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to shareholders, to the extent then known, in the proxy solicitation materials or tender offer materials furnished to Qell’s shareholders in connection with a proposed business combination. Qell has not established any limit on the amount of such fees that may be paid by the combined company to Qell’s directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed business combination, because the directors of the post-combination business will be responsible for determining executive officer and director compensation. Any compensation to be paid to Qell’s executive officers will be determined, or recommended to the Qell board of directors for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on the Qell board of directors.
Qell does not intend to take any action to ensure that members of its founding team maintain their positions with Qell after the consummation of its initial business combination, although it is possible that some or all of Qell’s executive officers and directors may negotiate employment or consulting arrangements to remain with Qell after its initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with Qell may influence its founding team’s motivation in identifying or selecting a partner business but Qell does not believe that the ability of its founding team to remain with Qell after the consummation of its initial business combination will be a determining factor in its decision to proceed with any potential business combination. Qell is not party to any agreements with its executive officers and directors that provide for benefits upon termination of employment.

QELL’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
Management’s Discussion and Analysis of Financial Condition and Results of Operations
The following discussion and analysis of the company’s financial condition and results of operations should be read in conjunction with the financial statements and the notes thereto contained elsewhere in this proxy statement/prospectus. Certain information contained in the discussion and analysis set forth below includes forward looking statements that involve risks and uncertainties.
Overview
Qell is a blank check company incorporated as a Cayman Islands exempted company on August 7, 2020. Qell was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Qell is an emerging growth company and, as such, Qell is subject to all of the risks associated with emerging growth companies.
Qell’s sponsor is Qell Partners LLC, a Cayman Islands limited liability company. The registration statement for Qell’s Initial Public Offering was declared effective on September 29, 2020. On October 2, 2020, Qell consummated its Initial Public Offering of 37,950,000 units, including 4,950,000 additional units to cover over-allotments, at $10.00 per unit, generating gross proceeds of $379.6 million, and incurring offering costs of approximately $21.2 million, inclusive of approximately $13,282,500in deferred underwriting commissions.
On September 30, 2020 and October 1, 2020, Qell consummated the private placement of a total of 7,060,000 warrants at a price of $1.50 per private placement warrant with the Sponsor, generating gross proceeds of approximately $10.6 million.
Upon the closing of the Qell IPO and the private placement, $379.6 million ($10.00 per unit) of the net proceeds of the Qell IPO and certain of the proceeds of the private placement were placed in a trust account, located in the United States with Continental Stock Transfer & Trust Company acting as trustee, and will invest only in United States government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations, until the earlier of: (i) the completion of a business combination and (ii) the distribution of the trust account as described below.
Qell’s management has broad discretion with respect to the specific application of the net proceeds of the Qell IPO and the sale of Private Placement Warrants, although substantially all of the net proceeds are intended to be applied generally toward consummating a business combination. If Qell is unable to complete a business combination within 24 months from the closing of the Qell IPO, or October 2, 2022, Qell will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay the income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding public shares, which redemption will completely extinguish the public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Qell Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
Proposed Business Combination and Related Transaction
On March 30, 2021, Qell entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time), by and among Holdco, Merger Sub and Lilium. The Business Combination Agreement provides for, among other things, the Business Combination, which is comprised of:

•
Qell will merge with and into Merger Sub, with Merger Sub as the Surviving Company in the Merger;

•
In connection with the Merger, each issued and outstanding ordinary share of Qell will be converted into a claim for a corresponding equity security in the Merger Sub, and such claim shall then be contributed into Holdco in exchange for Holdco Class A Share;

•
Immediately following the Merger, Merger Sub will, and Holdco will cause Merger Sub to, commence the Liquidation Distribution and Assumption;

•
Immediately following the Liquidation Distribution and Assumption, Holdco will take a series of actions including, but not limited to, (i) appointment of Daniel Wiegand as executive director to the board of directors of Holdco, and (ii) execution of the Holdco Board Agreements (as defined in the Business Combination Agreement);

•
The shareholders of Lilium will exchange their Lilium shares for Holdco Shares. All Lilium shareholders, but for Daniel Wiegand, will receive Holdco Class A Shares in the Exchange. Daniel Wiegand will receive Holdco Class B Shares. Holdco Class B Shares will rank pari passu with Holdco Class A Shares in all respects, provided they will be entitled to 3x super voting rights, subject to customary sunset provisions; and

•
Each outstanding warrant to purchase a Qell Class A Ordinary Share will, by its terms, convert into a warrant to purchase one Holdco Class A Share, on the same contractual terms.

Liquidity and Capital Resources
As of December 31, 2020, Qell had approximately $2.0 million in our operating bank account and working capital of approximately $2.3 million. To date, Qell’s liquidity needs have been satisfied through a payment of $25,000 from the Sponsor to cover certain of our expenses in exchange for the issuance of the Founder Shares to the Sponsor, a loan of approximately $195,000 pursuant to a promissory note issued to the Sponsor and the net proceeds from the consummation of the Private Placement not held in the Trust Account. Qell fully repaid the Note on November 2, 2020. In addition, in order to finance transaction costs in connection with a business combination, the Sponsor may, but is not obligated to, provide us working capital loans (the “Working Capital Loans”). As of December 31, 2020, there were no amounts outstanding under the Working Capital Loans.
Based on the foregoing, Qell management believes that Qell will have sufficient working capital and borrowing capacity from an affiliate of Barry Engle, or Qell’s officers and directors to meet its needs through the earlier of the consummation of a business combination or one year from the filing of its Annual Report on Form 10-K. Over this time period, Qell will be using these funds for paying existing accounts payable, paying for travel expenditures, and structuring, negotiating and consummating the business combination.
Results of Operations
Qell’s entire activity since inception through December 31, 2020 related to its formation, the preparation for the Qell IPO, and since the closing of the Qell IPO, the search for a prospective initial business combination. Qell has neither engaged in any operations nor generated any revenues to date. Qell will not generate any operating revenues until after completion of the business combination. Qell will generate non-operating income in the form of interest income on cash and cash equivalents. Qell expects to incur increased expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses. For the period from August 7, 2020 (inception) through December 31, 2020, we had net loss of approximately $35 million which consisted of approximately $343,000 in general and administrative expenses, $30,000 of administrative fees to a related party, an approximately $33.7 million loss from changes in fair value of derivative warrant liabilities, and approximately $1.0 million of offering costs of derivative warrant liabilities, which was partially offset by approximately $79,000 income earned on investments held in Trust Account.
Contractual Obligations
Qell does not have any long-term debt obligations, capital lease obligations, operating lease obligations, purchase obligations or long-term liabilities. Qell entered into an Administrative Services Agreement pursuant to which it agreed to pay the Sponsor a total of $10,000 per month for office space, utilities and administrative support. This Administartive Services Agreement has now been terminated.
Qell subsequently entered into an Administrative Services Agreement, effective January 1, 2021, with Qell Operational Holdings LLC (“Qell OpCo”), an affiliate of Barry Engle, pursuant to which Qell OpCo will provide certain administrative services to Qell and Qell will reimburse Qell OpCo up to $50,000 a month, subject to adjustment in accordance with the terms of the agreement.
The underwriters of the Qell IPO were entitled to underwriting discounts and commissions of 5.5%, of which 2.0% (approximately $7.6 million) was paid at the closing of Qell IPO and 3.5% ($13,282,500) was deferred. The underwriters reimbursed us $300,000 for certain of Qell’s offering costs. The deferred underwriting discounts and commissions will become payable to the underwriters upon the consummation of the Business Combination and will be paid from the amounts held in the Trust Account. The underwriters are not entitled to any interest accrued on the deferred underwriting discounts and commissions.
Critical Accounting Policies
This management’s discussion and analysis of our financial condition and results of operations is based on Qell’s financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of Qell’s financial statements requires it to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses and the disclosure of contingent assets and liabilities in its financial statements. On an ongoing basis, Qell evaluates its estimates and judgments, including those related to fair value of financial instruments and accrued expenses. Qell bases its estimates on historical experience, known trends and events and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions. Qell has identified the following as its critical accounting policies:
Qell Class A Ordinary Shares Subject to Possible Redemption
Qell Class A Ordinary Shares subject to mandatory redemption (if any) are classified as liability instruments and are measured at fair value. Conditionally redeemable Qell Class A Ordinary Shares (including Qell Class A Ordinary Shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within Qell’s control) are classified as temporary equity. At all other times, Qell Class A Ordinary Shares are classified as shareholders’ equity. Qell Class A Ordinary Shares feature certain redemption rights that are considered to be outside of our control and subject to the occurrence of uncertain future events. Accordingly, at December 31, 2020, an aggregate of 36,362,236 Qell Class A Ordinary Shares subject to possible redemption are presented as temporary equity, outside of the shareholders’ equity section of Qell’s balance sheet.
Net Income (Loss) Per Ordinary Share
Net income (loss) per ordinary share is computed by dividing net income (loss) by the weighted average number of ordinary shares outstanding during the periods. Qell has not considered the effect of the warrants sold in the Qell IPO and the Private Placement to purchase an aggregate of 19,710,000 of our Qell Class A Ordinary Shares in the calculation of diluted income (loss) per share, since their inclusion would be anti-dilutive under the treasury stock method.
Qell’s statement of operations includes a presentation of income (loss) per share for ordinary shares subject to redemption in a manner similar to the two-class method of income per share. Net income per ordinary share, basic and diluted for Qell Class A Ordinary Shares is calculated by dividing the gain on marketable securities, dividends, and interest held in the Trust Account, net of applicable taxes available to be withdrawn from the Trust Account, resulting in net income of $79,000 for the period from August 7, 2020 (inception) through December 31, 2020, by the weighted average number of Qell Class A Ordinary Shares outstanding for the period. Net loss per ordinary share, basic and diluted for Qell Class B Ordinary Shares is calculated by dividing the net loss, less income attributable to Qell Class A Ordinary Shares by the weighted average number of Qell Class B Ordinary Shares outstanding for the period.

Recent Accounting Pronouncements
Qell’s management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.
Off-Balance Sheet Arrangements
As of December 31, 2020, Qell did not have any off-balance sheet arrangements as defined in Item 303(a)(4)(ii) of Regulation S-K.
Inflation
Qell does not believe that inflation had a material impact on our business, revenues or operating results during the period presented.
JOBS Act
The Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) contains provisions that, among other things, relax certain reporting requirements for qualifying public companies. Qell qualifies as an “emerging growth company” and under the JOBS Act are allowed to comply with new or revised accounting pronouncements based on the effective date for private (not publicly traded) companies. Qell is electing to delay the adoption of new or revised accounting standards, and as a result, Qell may not comply with new or revised accounting standards on the relevant dates on which adoption of such standards is required for nonemerging growth companies. As a result, the financial statements may not be comparable to companies that comply with new or revised accounting pronouncements as of public company effective dates.
Additionally, Qell is in the process of evaluating the benefits of relying on the other reduced reporting requirements provided by the JOBS Act. Subject to certain conditions set forth in the JOBS Act, if, as an “emerging growth company,” Qell chooses to rely on such exemptions it may not be required to, among other things, (i) provide an auditor’s attestation report on its system of internal controls over financial reporting pursuant to Section 404, (ii) provide all of the compensation disclosure that may be required of non-emerging growth public companies under the Dodd-Frank Wall Street Reform and Consumer Protection Act, (iii) comply with any requirement that may be adopted by the PCAOB regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the financial statements (auditor discussion and analysis) and (iv) disclose certain executive compensation related items such as the correlation between executive compensation and performance and comparisons of the CEO’s compensation to median employee compensation. These exemptions will apply for a period of five years following the completion of Qell’s Initial Public Offering or until Qell is no longer an “emerging growth company,” whichever is earlier.

MANAGEMENT OF HOLDCO AFTER THE BUSINESS COMBINATION
References in this section to “we”, “our”, “us” and the “Company” generally refer to Lilium and its consolidated subsidiaries, prior to the Business Combination, and Holdco and its consolidated subsidiaries after giving effect to the Business Combination.
The information about Holdco’s management is based on the provisions of Holdco’s Articles of Association, the form of which is included as an exhibit to this registration statement, and which are expected to be in effect in such form as of the consummation of the Business Combination. However, Holdco’s Articles of Association may be changed at any time prior to consummation of the Business Combination by mutual agreement of Qell and Lilium or after consummation of the Business Combination by amendment in accordance with their terms. If Holdco’s Articles of Association are amended, the below summary may cease to accurately reflect them as so amended.
Executive Officers and Directors
The following table lists the names, ages and positions of those individuals whom we anticipate will become Holdco’s directors and executive officers. We expect that Lilium’s executive officers will continue as Holdco’s executive officers following the Business Combination. Holdco’s board is expected to be comprised of at least five and up to a total of nine directors. Pursuant to the Business Combination Agreement, Messrs. Engle and Wiegand will be nominated to the Holdco Board; Messrs. Enders, Wallerstein, Zennström and Courpron and Ms. Toledano will be nominated by Lilium to the Holdco Board; and we are in the process of identifying up to two additional individuals who will become members of the Holdco Board, details for whom will be provided prior to Closing.
Name	Age	Position
Executive Officers
Commercial Leadership Team
Daniel Wiegand	36	Chief Executive Officer
Geoffrey Richardson	50	Chief Financial Officer
Board
Daniel Wiegand	36	Executive Director
Barry Engle	57	Non-executive Director
Dr. Thomas Enders	62	Non-executive Director
David Wallerstein	47	Non-executive Director
Niklas Zennström	55	Non-executive Director
Gabrielle Toledano	54	Non-executive Director
Henri Courpron	58	Non-executive Director
Executive Officers
Daniel Wiegand.   Mr. Wiegand is expected to serve as Holdco’s Chief Executive Officer and Executive Director of Holdco’s board. Mr. Wiegand has served as a member of the Lilium board since February 2015. Mr. Wiegand is the Lilium co-founder and has served as Lilium’s Chief Executive Officer since February 2015. Mr. Wiegand holds a degree in Aerospace Engineering from Technische Universität München. We believe Mr. Wiegand is well qualified to serve on Holdco’s board due to the perspective and experience he brings as Lilium’s Chief Executive Officer and co-founder.
Geoffrey Richardson.   Mr. Richardson is expected to serve as Holdco’s Chief Financial Officer. Mr. Richardson has served as Lilium’s Chief Financial Officer since November 2020. Prior to joining Lilium, Mr. Richardson held a number of positions at Cruise LLC, a self-driving car service company, including Senior Advisor from May 2020 to November 2020 and Chief Financial Officer from September 2017 to May 2020. Prior to Cruise, Mr. Richardson served as Chief Financial Officer of Kinestral Technologies, Inc., a developer and manufacturer of glass products, from April 2014 to September 2017. Prior to Kinestral,

Mr. Richardson served as Vice President at Goldman Sachs, a leading global investment banking, securities, and investment management firm, from 2010 to 2014. Prior to Goldman Sachs, Mr. Richardson served as Executive Director at Morgan Stanley, a leading American multinational investment bank and financial services company from 2007 to 2010. Mr. Richardson holds a J.D. from Tulane University.
Holdco Board
Dr. Thomas Enders.   Dr. Enders has served as a member of the Lilium board since January 2021. Dr. Enders has served as a member of the Executive Committee and Audit Committee of the Board of Directors of Linde plc, a global industrial gases and engineering company, since 2018. Prior to joining the Lilium board, Dr. Enders held a number of positions at Airbus SE, a European multinational aerospace corporation, including Chief Executive Officer of Airbus SE from June 2012 to April 2019 and Chief Executive Officer of Airbus’ Commercial Aircraft Division from 2007 to 2012. Dr. Enders also held a number of positions at European Aeronautic Defense and Space Company (EADS) (rebranded as Airbus Group), including co-Chief Executive Officer from 2005 to 2007 and Head of Defense Division from 2000 to 2005. Dr. Enders has been a member of the Executive Committee of Airbus S.E. since its creation in 2000. Dr. Enders studied Economics, Political Science and History at the University of Bonn and the University of California, Los Angeles. He holds a degree as Dr. Phil from University of Bonn. We believe Dr. Enders is well qualified to serve on Holdco’s board due to his extensive experience in the aerospace industry.
David Wallerstein.   Mr. Wallerstein has served as a member of the Lilium board since September 2017. Mr. Wallerstein has held a number of positions at Tencent Holdings Limited, a Chinese multinational technology conglomerate holding company providing Internet-related services and products, including Chief eXploration Officer since 2014 and Senior Executive Vice President since 2001. Mr. Wallerstein holds an Master’s degree from the University of California, Berkeley and a B.A. from the University of Washington. We believe Mr. Wallerstein is well qualified to serve on Holdco’s board due to his investment experience in new and emerging technologies internationally.
Niklas Zennström.   Mr. Zennström has served as a member of the Lilium board since December 2016. Mr. Zennström currently serves as Chief Executive Officer and Founding Partner at Atomico, a European venture capital firm investing in innovative technology companies around the world, since 2007. Prior to founding Atomico, Mr. Zennström co-founded and served as the Chief Executive Officer of Skype, a proprietary telecommunications application specializing in voice and video communications, acquired by Microsoft, a computer software company, from 2002 to 2007. Prior to Skype, Mr. Zennström co-founded and served as Chief Executive Officer of Kazaa B.V., a peer to peer content distribution provider, from 2000 to 2002. Mr. Zennström also co-founded and served as the Chief Executive Officer of Joltid Ltd., a provider of peer to peer technologies for content distributors, Internet Service Providers, websites and software developers, from 2001 to 2003. Prior to Joltid, Mr. Zennström served in various General Manager positions at Tele2 AB, a European telecommunications operator, from 1996 to 1999. Mr. Zennström holds a Master of Science degree in Engineering Physics and a Bachelor of Science degree in Business Administration from Uppsala University. Mr. Zennström also currently serves on the boards of H&M Hennes & Mauritz AB, Zennström Philanthropies, Varjo, Rekki and Oden Technologies. We believe Mr. Zennström is well qualified to serve on Holdco’s board due to his investment experience with disruptive technology companies.
Gabrielle B. Toledano.   Ms. Toledano is expected to serve as a member of Holdco’s board. Since January 2020, Ms. Toledano has served as Chief Operating Officer at Keystone Strategy LLC, a strategy and economics consulting firm. From January 2021 to March 2021, Ms. Toledano served as Chief Talent Officer of ServiceNow Inc., a software company. From May 2017 to October 2018, Ms. Toledano served as the Chief People Officer of Tesla Inc., a manufacturer of electric vehicles and energy storage products. From February 2006 to May 2017, Ms. Toledano served as Chief Talent Officer and Advisor at Electronic Arts Inc., a video game company. Ms. Toledano has served as a director of Velo3D since July 2021, Better.com since April 2021 and Bose Corporation since June 2020. Previously, Ms. Toledano served on the boards of Glu Mobile, Inc. from December 2017 to April 2021 and Jive Software, Inc. from November 2015 to June 2017. Ms. Toledano holds a B.A. in Modern Thought and Literature and an M.A. in Education from Stanford University. We believe that Ms. Toledano is well qualified to serve on the Holdco board because of her strong background in technology management and human capital management and her broad experience as a director of technology companies.

Henri Courpron.   Mr. Courpron is expected to serve as a member of Holdco’s board. Since September 2014, Mr. Courpron has been the Chairman and Co-Founder of Plane View Partners, LLC, a strategic advisory firm for aviation and aerospace management and investments. He was the Chief Executive Officer of International Lease Finance Corporation (ILFC), one of the largest aircraft financing firms in the world, from May 2010 to May 2014. Prior to joining ILFC, Mr. Courpron was President of the Aerospace Division of Seabury Aviation & Aerospace, an advisory and investment banking firm in New York focused on the aviation industry, from 2007 to 2010. Prior to that, Mr. Courpron had a 20-year career with Airbus where he reached the position of Executive Vice President, Procurement at Airbus headquarters in Toulouse, France and held a number of other executive positions, including President and Chief Executive Officer of Airbus, North America. Mr. Courpron has also served as a director of Breeze Airways since September 2020 and previously served as a director of Azul Linhas Aéreas Brasileiras from May 2015 to April 2020 and TAP Portugal from November 2015 to July 2017. Mr. Courpron earned his degree in Computer Science in 1985 from Ecole Nationale Supérieure d’Electrotechnique d’Electronique d’Informatique et d’Hydraulique (ENSEEIHT) in Toulouse, where he specialized in artificial intelligence. We believe that Mr. Courpron is well qualified to serve on the Holdco board due to his strong background in aerospace management and deep knowledge of the aviation industry and broad experience as a director in aerospace companies.
There are no family relationships among any of Holdco’s executive officers or directors.
Director and Officer Qualifications
Holdco is not expected to formally establish any specific, minimum qualifications that must be met by each of its officers. However, Holdco expects generally to evaluate the following qualities: educational background, diversity of professional experience, including whether the person is a current or was a former chief executive officer or chief financial officer of a public company or the head of a division of a prominent international organization, knowledge of Holdco’s business, integrity, professional reputation, independence, wisdom, and ability to represent the best interests of Holdco’s shareholders.
The Nominating Committee of the Holdco Board will prepare policies regarding director qualification requirements and the process for identifying and evaluating director candidates for adoption by Holdco’s board.
Committees of Holdco’s Board of Directors
Upon the completion of the Business Combination, Holdco’s board will establish three standing committees comprised of independent, non-executive directors: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. Each committee will operate under a charter approved by Holdco’s board that will be effective upon completion of the Business Combination. Following the consummation of the Business Combination, copies of each charter will be posted on Holdco’s website.
Audit Committee
The Audit Committee’s responsibilities will include, among other things, oversight of:
•
Holdco’s accounting and financial reporting and related processes and disclosures;

•
the adequacy and effectiveness of Holdco’s internal control over financial reporting;

•
audits of the consolidated financial statements of Holdco and its subsidiaries;

•
the public accounting firm engaged as Holdco's independent auditor, including with respect to its appointment, qualifications, independence, performance, compensation, and retention, and related matters;

•
Holdco’s internal audit function, including with respect to its performance, resources, and retention; and

•
the assessment and management of risks, including financial risks and risks related to information security.

The charter will also provide that the Audit Committee will be responsible for pre-approving all audit services, internal control-related services and non-audit services (other than de miminis non audit services), and establishing and maintaining the necessary approval procedures.
Pursuant to the terms of the charter, each member of the Audit Committee will be financially literate and at least one member of the audit committee will qualify as an “audit committee financial expert” as defined in applicable SEC rules.
Compensation Committee
The Compensation Committee’s responsibilities will include, among other things:
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reviewing and making recommendations to Holdco’s board regarding the compensation of Holdco’s non-executive directors;

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reviewing and making recommendations to Holdco’s non-executive directors regarding the compensation of executive officers serving on Holdco’s board;

•
approving the compensation of Holdco’s senior management;

•
recommending changes to Holdco’s compensation policy, which will govern the compensation of Holdco’s non-executive directors, executive officers and senior management;

•
reviewing and reporting to Holdco’s board, development and succession plans for Holdco’s executive directors; and

•
overseeing Holdco’s equity incentive and benefit plans and human capital management function.

The charter will also provide that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and is directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including in accordance with applicable regulations and Nasdaq listing standards.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee’s responsibilities will include, among other things:
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identifying and recommending nominees for election by Holdco’s board;

•
evaluating Holdco’s board on its performance;

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recommend changes to Holdco’s corporate governance framework and guidelines to Holdco’s board; and

•
overseeing Holdco’s environmental, social and governance policies and practices

Code of Business Conduct
Holdco intends to adopt a code of business conduct that applies to all of its employees, officers and directors, including those officers responsible for financial reporting. Holdco’s code of business conduct will be available on its website. Holdco intends to disclose any amendment to the code, or any waivers of its requirements, on its website.
Compensation
Historical compensation of Lilium’s executive officers who will become Holdco executive officers
The amount of compensation, including benefits in kind, accrued or paid to Lilium executive officers who are intended to become Holdco’s executive officers with respect to the year ended December 31, 2020 is described in the table below:

(Euros in thousands)(*)	All executives
Periodically-paid remuneration	€222.3
Bonuses	—
Additional benefit payments	—
Total cash compensation	€222.3

(*)
Amounts paid in U.S. dollars have been converted to Euros using an annual exchange rate for 2020 of 0.87 to one U.S. dollar.

Compensation of Lilium’s non-executive directors who will become Holdco non-executive directors
Niklas Zennström, David Wallerstein and Tom Enders, Lilium directors who are intended to serve as non-employee directors of Holdco immediately following the Business Combination, did not receive any compensation from Lilium with respect to the year ended December 31, 2020.
Equity Awards
Lilium’s directors and executive officers held the following Lilium options (both vested and unvested) as of March 31, 2021:
Beneficiary	Grant date	Number of options outstanding(1)	Strike price(2)
Daniel Wiegand	—	—	—
Geoffrey Richardson	November 16, 2020	250(3)(5)	€1.00
Tom Enders	January 1, 2021	17(4)(5)	€1.00
Barry Engle	—	—	—
David Wallerstein	—	—	—
Niklas Zennström	—	—	—
Gabrielle Toledano	—	—	—
Henri Courpron	—	—	—

(1)
As described elsewhere in this proxy statement/prospectus, options granted before consummation of the Business Combination will, subject to the consent of the individual award holder, be converted into options to purchase Holdco Class A Shares by using the following conversion method (simplified): the number of shares subject to the options as of immediately prior to the Business Combination will be multiplied by, and the related exercise price will be divided by, the conversion ratio used for purposes of the Business Combination. For any participants who do not consent to the foregoing, Lilium will exercise its right to settle such options in cash, subject to the occurrence of an “exit event” as defined in the Legacy Stock Option Program (as defined below).

(2)
The strike price does not relate to the share price number of Holdco Class A Shares to be outstanding upon consummation of the Business Combination and is presented only for completeness.

(3)
Mr. Richardson provides services in the U.S. Options held by Mr. Richardson are treated as restricted stock units for U.S. tax purposes. 25% of the restricted stock units are scheduled to vest on November 16, 2021, and 1/48th of the restricted stock units are scheduled to vest monthly thereafter. The restricted stock units become fully vested if Mr. Richardson’s employment is terminated without cause or if he resigns for good reason (each as defined in Mr. Richardson’s offer letter), in each case, within 12 months following a change in control or prior to the consummation of a change in control if such termination is in connection with such change in control. The restricted stock units will be settled upon vesting, subject to the occurrence of an exit event within 7 years following the date of grant.

(4)
The options vest in equal monthly installments over the 24-month period following the date of grant.

(5)
The options generally will not become exercisable (and restricted stock units will not be settled) until the occurrence of an exit event, which will occur on the fourth anniversary of the Business Combination.

Notwithstanding the foregoing, subject to the consent of each individual award holder, this requirement will be waived and the options will instead become vested and exercisable solely based on the satisfaction of the service-based vesting conditions applicable to such options as of immediately prior to the Business Combination. As of the date of this proxy statement/prospectus, the options are not subject to an expiration date.
Lilium Legacy Employee Stock Option Program
Prior to the Business Combination, certain beneficiaries were given the opportunity to participate in an Employee Stock Option Program (the “Legacy Stock Option Program”) as part of a long-term equity incentive scheme. The Legacy Stock Option Program was adopted by Lilium shareholders in 2017 and subsequently clarified for certain purposes in December 2020.
Under the Legacy Stock Option Program, the beneficiaries received stock options to purchase Lilium shares at a per share exercise price equal to €1.00, provided that certain stock options granted to U.S. taxpayers are treated as restricted stock awards or restricted stock units for U.S. tax purposes. Stock options granted under the Legacy Stock Option Program generally vest over a 4-year period, with 25% vesting on the first anniversary of the grant date, and the remaining 75% vesting in equal monthly installments on the last day of each calendar month thereafter. Employees who terminate employment with Lilium may retain any stock options vested as of the applicable termination date, unless such termination of employment is a termination by Lilium for cause or for person-related or conduct-related reasons under German labor law.
In accordance with the terms of the Legacy Stock Option Program, stock options will fully vest upon an “Exit Event” and will not be exercisable until an “Exit Event” occurs (in some cases, subject to the requirement that such Exit Event occur within 8 years following the applicable grant date of the applicable stock option). For purposes of the Legacy Stock Option Program, the Business Combination alone will not constitute an “Exit Event” and an “Exit Event” will generally not be deemed to have occurred until the fourth anniversary of the Business Combination. Notwithstanding the foregoing, subject to the consent of each individual award holder, this “Exit Event” requirement will be waived and the stock options will instead become vested and exercisable solely based on the satisfaction of the service-based vesting conditions applicable to such stock options as of immediately prior to the Business Combination. For any participants who do not consent to the foregoing, Lilium will exercise its right to settle such options in cash, subject to the occurrence of an Exit Event under the terms of the Legacy Stock Option Program.
2021 Equity Incentive Plan
In connection with the Business Combination, the Holdco Board will adopt the 2021 Equity Incentive Plan (the “2021 Plan”), subject to shareholder approval, in order to facilitate the grant of equity awards to attract, retain and incentivize employees (including Holdco’s executive officers), independent contractors and directors of the combined company and its affiliates, which is essential to Holdco’s long term success. For additional information about the 2021 Plan, please see the Incentive Plan Proposal in this proxy statement/prospectus.
2021 Employee Share Purchase Plan
In connection with the Business Combination, the Holdco Board will adopt the 2021 Employee Share Purchase Plan, subject to shareholder approval, in order to allow employees of Holdco and its affiliates to purchase Holdco Class A Shares at a discount through payroll deductions and to benefit from share price appreciation, thus enhancing the alignment of employee and shareholder interests. For additional information about the Employee Share Purchase Plan, please see the ESPP Proposal in this proxy statement/prospectus.
Equity Grants to Holdco’s Management and Directors in Connection with the Closing of the Business Combination
Richardson Offer Letter
On November 14, 2020, Lilium entered into an offer letter and confirmation letter with Geoffrey Richardson, Lilium’s chief financial officer who we intend to appoint as Holdco’s chief financial officer, pursuant to which Lilium has agreed to pay Mr. Richardson a success fee equal to 0.5% of financing proceeds secured by Lilium (provided the value of the success fee may not exceed $4,000,000), including financing proceeds secured by Lilium in connection with the Business Combination, subject to Mr. Richardson’s continued employment through the consummation of the Business Combination. The success fee will be paid within 30 days following the consummation of the Business Combination. Pursuant to the Business Combination Agreement, Lilium intends to settle such success fee in Holdco Class A Shares or in the form of an equity award to acquire Holdco Class A Shares. Certain terms and conditions of the success fee, including any vesting conditions that may be imposed, have not been determined as of the date of this proxy statement/prospectus.
The offer letter further provides that if Mr. Richardson’s employment is terminated by Lilium without cause or by Mr. Richardson for good reason (each as defined in Mr. Richardson’s offer letter), Mr. Richardson will be entitled to receive 6 months’ base salary and benefits continuation for 6 months following the termination date, subject to his execution and nonrevocation of a release of claims.

DESCRIPTION OF HOLDCO SECURITIES
This section of the registration statement includes a description of the material terms of Holdco’s articles of association and of applicable Dutch law. The following description is intended as a summary only and does not constitute legal advice regarding those matters and should not be regarded as such. The description is qualified in its entirety by reference to the complete text of Holdco’s articles of association, which are included elsewhere in this registration statement. We urge you to read the full text of Holdco’s articles of association.
Overview
Holdco was incorporated as Qell DutchCo B.V on March 11, 2021 as a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) under Dutch law and has been renamed to Lilium B.V. by separate deed of amendment of the articles of association on April 8, 2021. Holdco is registered in the Commercial Register of the Chamber of Commerce (Kamer van Koophandel) in the Netherlands under number 82165874.
Unless stated otherwise, the following is a description of the material terms of the Holdco Shares as those terms will exist as of consummation of the Business Combination.
The Holdco Shares are subject to, and have been created under, Dutch law. Set forth below is a summary of relevant information concerning the material provisions of the Holdco Articles of Association and applicable Dutch law.
As of the date of this document, Holdco is a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid). Prior to or upon the consummation of the Business Combination, Holdco will have been converted into a Dutch public limited liability company (naamloze vennootschap) and will change its name to Lilium N.V. Unless otherwise indicated, the descriptions set forth below assumes Holdco has already been converted from a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) to a Dutch public limited liability company (naamloze vennootschap). Holdco will have a one-tier board structure which, upon the consummation of the Business Combination, will consist of at least five and up to a total of nine members, as discussed under “Management of Holdco After the Business Combination — Holdco’s Executive Officers and Directors”.
Share Capital
Authorized Share Capital
Holdco’s share capital currently consists of ordinary shares with a nominal value of €0.10.
Under Dutch law, the authorized share capital of a public limited liability company is the maximum capital that Holdco may issue without amending the Holdco Articles of Association and may be a maximum of five times the issued capital. It is anticipated that, as of the consummation of the Business Combination, the Holdco Articles of Association will provide for an authorized share capital in the amount of up to €150,192,372 corresponding to a total of 1,251,603,100 Holdco Class A Shares.
Issued Share Capital
Holdco’s issued share capital currently consists of 450,000 Holdco Shares (ordinary shares) with a nominal value of €0.10 each. Holdco’s issued share capital as of the date of the Business Combination will be increased by the aggregate number of Holdco Shares to be received by the Qell, Lilium and PIPE Investor shareholders pursuant to the terms of the Business Combination Agreement.
Issuance of Holdco Shares
Under Dutch law, shares are issued and rights to subscribe for shares are granted pursuant to a resolution of the general meeting. The Holdco Articles of Association provide that Holdco Shares may be issued pursuant to (i) a resolution proposed by the Holdco Board and adopted by the general meeting (the “Holdco General Meeting”) or (ii) a resolution of the Holdco Board if, pursuant to a resolution of the Holdco General Meeting, the Holdco Board has been authorized for a specific period not exceeding five years to issue Holdco Shares. Pursuant to the Holdco Articles of Association, the Holdco General Meeting may authorize the Holdco Board to issue new Holdco Shares or grant rights to subscribe for Holdco Shares. The authorization can be granted and extended, in each case for a period not exceeding five years. For as long as, and to the extent, that such authorization is effective, the Holdco General Meeting will not have the power to issue Holdco Shares or grant rights to subscribe for Holdco Shares. Pursuant to the Holdco Articles of Association, Holdco Shares shall be issued up to the amount of the authorized share capital (from time to time). It is envisaged that the Holdco Board is irrevocably authorized to issue Holdco Shares and to grant rights to subscribe for Holdco Shares for a period of 18 months from the date of the Business Combination.
Conversion of Holdco Class B Shares
Holdco Class B Shares may only be Transferred (as defined in the Holdco Articles of Association) to (i) Permitted Transferees (as defined in the Holdco Articles of Association) or (ii) Holdco. A Holdco Class B Share will be converted into one Holdco Class A Share and one Holdco Class C Share (in accordance with the Holdco Articles of Association) upon the occurrence of a Conversion Event or a Shares B Compulsory Conversion Event (each as defined in the Holdco Articles of Association). If a Holdco Class C Share is held by anyone other than Holdco (regardless as a consequence of conversion), such holder of Holdco Class C Shares (a Transferor) must notify Holdco of this fact by written notice within three days after the occurrence of such event, following the failure of which Holdco is irrevocably empowered and authorized to offer and transfer the relevant Holdco Class C Shares. The Transferor, other than Holdco itself, must transfer such Holdco Class C Shares to Holdco for no consideration. The end result of the conversion of Holdco Class B Shares is that a Holdco shareholder acquires one Holdco Class A Share for each converted Holdco Class B Share.
Preemptive Rights
Under the Holdco Articles of Association, each holder of Holdco Class A Shares or Holdco Class B Shares (as applicable) shall have a pre-emption right pro rata to the total number of (in aggregate) Holdco Class A Shares and Holdco Class B Shares (whereby the Holdco Class A Shares and Holdco Class B Shares shall, for the purposes hereof, be treated as a single class of shares) held by him on the date of the resolution to issue the Holdco Class A Shares and/or Holdco Class B Shares, it being understood that this pre-emption right shall not apply to an issuance of Holdco Class A Shares:
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to employees of Holdco or employees of a Holdco group company; and

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to a person exercising a previously obtained right to acquire Holdco Class A Shares or Holdco Class B Shares, in accordance with the provisions of the Holdco Articles of Association.

No pre-emption rights shall apply in respect of an issuance of Holdco Class C Shares. The preemptive rights in respect of newly issued Holdco Class A Shares or Holdco Class B Shares may be restricted or excluded by a resolution of the Holdco General Meeting, upon proposal by the Holdco Board. Pursuant to the Holdco Articles of Association, the Holdco General Meeting may authorize the Holdco Board to limit or exclude the preemptive rights in respect of newly issued Holdco Class A Shares or Holdco Class B Shares. Such authorization for the Holdco Board can be granted and extended, in each case for a period not exceeding five years.
The Holdco Board will be irrevocably authorized for a period of 18 months from the date of the Business Combination to limit or exclude preemptive rights on Holdco Class A Shares and Holdco Class B Shares.
Transfer of Holdco Shares
Under Dutch law, transfers of Holdco Shares (other than in book-entry form) require a written deed of transfer and, unless Holdco is a party to the deed of transfer, an acknowledgement by or proper service upon Holdco to be effective.
Under the Holdco Articles of Association, if one or more Holdco Shares are admitted to trading on the Nasdaq Stock Market or any other Regulated Market (as defined in the Holdco Articles of Association), Holdco may, by board resolution, determine that the laws of the State of New York will apply to the property law aspects of the Holdco Shares included in the part of the register of shareholders kept by the relevant transfer agent. Such resolution, as well as the revocation thereof, must be made public as required by law and be made available for inspection at Holdco’s office and the Dutch trade register. Holdco’s board will adopt such resolution effective as of the closing of the Business Combination.
All Holdco Shares and Holdco Public Warrants received by Qell public shareholders in the Business Combination are expected to be freely tradable, except that Holdco Shares and Holdco Public Warrants received in the Business Combination by persons who become affiliates of Holdco for purposes of Rule 144 under the Securities Act may be resold by them only in transactions permitted by Rule 144, or as otherwise permitted under the Securities Act. Persons who may be deemed affiliates of Holdco generally include individuals or entities that control, are controlled by or are under common control with, Holdco and may include the directors and executive officers of Holdco, as well as its principal shareholders. For additional detail on the use of Rule 144, see “— Rule 144” below.
Form of Holdco Shares
Pursuant to the Holdco Articles of Association, Holdco Shares are registered shares.
Purchase and Repurchase of Holdco Shares
Under Dutch law, Holdco may not subscribe for newly issued Holdco Shares. Holdco may acquire Holdco Shares, subject to applicable provisions and restrictions of Dutch law and the Holdco Articles of Association, to the extent that:
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such Holdco Shares are fully paid-up;

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Holdco’s equity capital, reduced by the acquisition price, is not less than the sum of the issued and paid-up capital and the reserves to be maintained pursuant to the law or the Holdco Articles of Association;

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following the transaction contemplated, at least one Holdco Share remains outstanding and is not held by Holdco; and

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if Holdco is admitted to trading on a Regulated Market, the nominal value of the Holdco Shares to be acquired, already held by Holdco or already held by Holdco as pledgee or which are held by Holdco subsidiaries, does not exceed 50% of Holdco’s issued capital.

Other than Holdco Shares acquired for gratuitously or under universal title of succession (onder algemene titel) (e.g., through a merger or demerger) under statutory Dutch or other law, Holdco may acquire Holdco Shares pursuant to the restrictions set out above only if the Holdco General Meeting has authorized the Holdco Board to do so. An authorization by the Holdco General Meeting for the acquisition of Holdco Shares can be granted for a maximum period of 18 months. Such authorization must specify the number of Holdco Shares that may be acquired, the manner in which these shares may be acquired and the price range within which the shares may be acquired. No authorization of the Holdco General Meeting is required if Holdco Shares are acquired by Holdco on Nasdaq with the intention of transferring such Holdco Shares to its employees or employees of a group company pursuant to an arrangement applicable to them. The Holdco General Meeting will adopt a resolution, with effect at the closing of the Business Combination, to authorize the Holdco Board to repurchase Holdco Shares for a period of 18 months permitted under Dutch law and the Holdco Articles of Association from time to time. For each annual Holdco General Meeting, Holdco expects that the Holdco Board will place on the agenda a proposal to re-authorize the Holdco Board to repurchase Holdco Shares for a period of 18 months from the date of the resolution. Holdco cannot derive any right to any distribution from Holdco Shares or voting rights attached to Holdco Shares acquired by it.
Capital Reduction
The Holdco General Meeting may resolve to reduce Holdco’s issued share capital by (i) cancelling Holdco Shares or (ii) reducing the nominal value of the Holdco Shares by amending the Holdco Articles of Association (provided that the nominal value of a Holdco Shares cannot be less than €0.01). In either case, this reduction would be subject to applicable statutory provisions. A resolution to cancel Holdco Shares may only relate to Holdco Shares held by Holdco itself or in respect of which Holdco holds the depository receipts. A resolution of the Holdco General Meeting to reduce the capital requires a majority of at least two-thirds of the votes cast, if less than half of the issued capital is represented at the Holdco General Meeting.
A reduction of the nominal value of Holdco Shares without repayment and without release from the obligation to pay up the Holdco Shares must be effectuated proportionally on shares of the same class (unless all affected shareholders agree to a disproportional reduction).
A resolution that would result in a reduction of capital requires approval by a majority of the votes cast of each group of shareholders of the same class whose rights are prejudiced by the reduction. In addition, a reduction of capital involves a two-month waiting period during which creditors have the right to object to a reduction of capital under specified circumstances.
Holdco General Meeting and Voting Rights
Holdco General Meeting
Holdco General Meetings are held in Amsterdam (the Netherlands) or in Haarlemmermeer (Schiphol Airport), the Netherlands. All of Holdco’s shareholders and others entitled to attend the Holdco General Meetings are authorized to address the meeting and, in so far as they have such right, to vote, either in person or by proxy.
Holdco shall hold at least one Holdco General Meeting each year, to be held within six months after the end of its financial year. A Holdco General Meeting shall also be held within three months after the Holdco Board has determined it to be likely that Holdco’s equity has decreased to an amount equal to or lower than half of its paid up and called up capital, in order to discuss the measures to be taken if so required. If the Holdco Board fails to hold such Holdco General Meeting in a timely manner, each shareholder and other person entitled to attend the Holdco General Meeting may be authorized by the Dutch court to convene the Holdco General Meeting.
The Holdco Board may convene additional extraordinary general meetings at its discretion, subject to the notice requirements described below. Pursuant to Dutch law, one or more shareholders and/or others entitled to attend general meetings of shareholders, alone or jointly representing at least 10% of our issued share capital, may on their application be authorized by the Dutch court to convene a Holdco General Meeting. The Dutch court will disallow the application if (i) the applicants have not previously requested in writing that the Holdco Board convenes a Holdco General Meeting, (ii) the Holdco Board convenes a Holdco General Meeting or (iii) the Holdco Board has not taken the necessary steps so that the Holdco General Meeting could be held within six weeks after such request.
The Holdco General Meeting is convened by a notice, which includes an agenda stating the items to be discussed and the location and time of the Holdco General Meeting. For the annual Holdco General Meeting the agenda will include, among other things, the management report (as far as required by law), the adoption of Holdco’s annual accounts and the granting of discharge from liability to members of the Holdco Board for actions in respect of their management during the preceding financial year. In addition, the agenda for a Holdco General Meeting includes such additional items as determined by the Holdco Board. Pursuant to Dutch law, one or more shareholders and/or others entitled to attend general meetings, alone or jointly representing at least 3% of the issued share capital, have the right to request the inclusion of additional items on the agenda of general meetings. Such requests must be made in writing, and may include a proposal for a shareholder resolution, and must be received by Holdco no later than on the 60th day before the day the relevant Holdco General Meeting is scheduled to be held. No resolutions will be adopted on items other than those which have been included in the agenda.
Holdco will give notice of each Holdco General Meeting by publication on its website and, to the extent required by applicable law, in a Dutch daily newspaper with national distribution, and in any other manner that we may be required to follow in order to comply with Dutch law and applicable stock exchange and SEC requirements. Holdco will observe the statutory minimum convening notice period for a Holdco

General Meeting. Holders of registered shares may further be provided notice of the meeting in writing at their addresses as stated in its shareholders’ register.
Pursuant to the Holdco Articles of Association and Dutch law, the Holdco Board may determine a record date (registratiedatum) of 28 calendar days prior to a Holdco General Meeting to establish which shareholders and others with meeting rights are entitled to attend and, if applicable, vote at the Holdco General Meeting. The record date, if any, and the manner in which shareholders can register and exercise their rights will be set out in the notice of the Holdco General Meeting.
Pursuant to the Holdco Articles of Association, the Holdco General Meeting is presided by the Chairman of the Holdco Board, or, if he is absent, by one of the other Non-Executive Directors designated for that purpose by the Board. If no Non-Executive Directors are present at the meeting, the General Meeting shall be presided by one of the Executive Directors designated for that purpose by the Board.
Voting Rights and Quorum
In accordance with Dutch law and the Holdco Articles of Association, and in each case without prejudice to the Voting Cap (as defined hereinafter) being applicable to any Holdco Shareholder:
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each Holdco Class A Share confers the right to cast 12 votes in a Holdco General Meeting;

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each Holdco Class B Share confers the right to cast 36 votes in a Holdco General Meeting; and

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each Holdco Class C Share confers the right to cast 24 votes in a Holdco General Meeting.

Holdco Shares owned by Holdco shall not bear any dividend rights unless rights of usufruct are created in respect of such Holdco Shares prior to the acquisition by Holdco, in which case the holder of usufruct shall be entitled to any dividends on the underlying Holdco Shares.
Voting rights may be exercised by shareholders or by a duly appointed proxy holder (the written proxy being acceptable to the chairman of the Holdco General Meeting) of a shareholder, which proxy holder does not need to be a shareholder. Only the holder of a usufruct or pledge on Holdco Class A Shares shall have the voting rights attached thereto if so transferred and provided for when the usufruct or pledge was created.
The voting of any Holdco Shareholder who opts in for the Shareholders’ Covenant (as defined in the Holdco Articles of Association) and is in breach of its commitment not to hold and/or acquire more than 24.9% of the total voting rights exercisable in the Holdco General Meeting, is capped at 24.9% of the votes which may be issued in the relevant Holdco General Meeting (the “Voting Cap”). The foregoing is subject to the Holdco Board determining that the relevant Holdco Shareholder is in breach of its Shareholders’ Covenant.
Each of Holdco’s shareholders is obliged to provide the Holdco Board with all information relevant to assess the applicability of the Voting Cap to the number of votes in the Holdco General Meeting available to such Holdco Shareholder.
Under the Holdco Articles of Association, blank votes (votes where no choice has been made), abstentions and invalid votes shall not be counted as votes cast.
Resolutions of the shareholders are adopted at a Holdco General Meeting by a majority of votes cast, except where Dutch law or the Holdco Articles of Association provide for a special majority in relation to specified resolutions. The Holdco Articles of Association do not provide for a quorum requirement, subject to any provision of mandatory Dutch law.
Subject to certain restrictions in the Holdco Articles of Association, the determination during the Holdco General Meeting made by the chairman of that Holdco General Meeting with regard to the results of a vote shall be decisive. The Holdco Board will keep a record of the resolutions taken at each Holdco General Meeting.

Amendment of Articles of Association
At a Holdco General Meeting, at the proposal of the Holdco Board, the Holdco General Meeting may resolve to amend the articles of association. Such resolution requires a majority of at least two-thirds of the votes cast, if less than half of the issued capital is represented at the Holdco General Meeting. A resolution to amend the Holdco Articles of Association which negatively impacts the rights of holders of Holdco Class B Shares requires the prior approval of the Class B Shares voting as a separate class.
Merger, Demerger and Dissolution
At a Holdco General Meeting, at the proposal of the Holdco Board, the Holdco General Meeting may resolve to dissolve, or to legally merge or demerge Holdco within the meaning of Title 7, Book 2 of the Dutch Civil Code. Such resolution requires a majority of at least two-thirds the votes cast, if less than half of the issued capital is represented at the Holdco General Meeting.
In the event of dissolution of Holdco and unless Dutch law provides otherwise, the liquidation shall be effected by the Holdco Board unless the Holdco General Meeting appoints one or more other persons for this purpose.
Squeeze Out
A shareholder who for its own account (or together with its group companies) holds at least 95% of Holdco’s issued share capital may institute proceedings against the other shareholders jointly for the transfer of their shares to the shareholder who holds such 95% majority. The proceedings are held before the Enterprise Chamber of the Amsterdam Court of Appeal (Ondernemingskamer van het Gerechtshof Amsterdam) (the “Enterprise Chamber”) and can be instituted by means of a writ of summons served upon each of the minority shareholders in accordance with the provisions of the Dutch Code of Civil Procedure (Wetboek van Burgerlijke Rechtsvordering). The Enterprise Chamber may grant the claim for squeeze-out in relation to all minority shareholders and will determine the price to be paid for the shares, if necessary after appointment of one or three experts who will offer an opinion to the Enterprise Chamber on the value of the shares of the minority shareholders. Once the order to transfer by the Enterprise Chamber becomes final and irrevocable, the majority shareholder that instituted the squeeze-out proceedings shall give written notice of the date and place of payment and the price to the holders of the shares to be acquired whose addresses are known to the majority shareholder. Unless the addresses of all minority shareholders are known to the majority shareholder acquiring the shares, the majority shareholder is required to publish the same in a newspaper with a national circulation.
A shareholder that holds a majority of Holdco’s issued share capital, but less than the 95% required to institute the squeeze-out proceedings described above, may seek to propose and implement one or more restructuring transactions with the objective of obtaining at least 95% of Holdco’s issued share capital so the shareholder may initiate squeeze-out proceedings. Those restructuring transactions could, among other things, include a merger or demerger involving Holdco, a contribution of cash and/or assets against issuance of Holdco Shares, the issue of new Holdco Shares to the majority shareholder without preemptive rights for minority shareholders or an asset sale transaction.
Depending on the circumstances, an asset sale of a Dutch public limited liability company (naamloze vennootschap) is sometimes used as a way to squeeze out minority shareholders, for example, after a successful tender offer through which a third party acquires a supermajority, but less than all, of the company’s shares. In such a scenario, the business of the target company is sold to a third party or a special purpose vehicle, followed by the liquidation of the target company. The purchase price is distributed to all shareholders in proportion to their respective shareholding as liquidation proceeds, thus separating the business from the company in which minority shareholders had an interest.
Any sale or transfer of all of Holdco’s assets (see “— Certain Other Major Transactions” below) and Holdco’s dissolution or liquidation is subject to approval by a majority of the votes cast in its Holdco General Meeting (see “— Merger, Demerger and Dissolution” above).

Certain Other Major Transactions
The Holdco Articles of Association and Dutch law provide that resolutions of the Holdco Board concerning a material change in Holdco’s identity, character or business are subject to the approval of the Holdco General Meeting. Such changes include:
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a transfer of all or materially all of its business / enterprise to a third party;

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the entry into or termination of a long-lasting cooperation of Holdco or of a subsidiary either with another legal person or company, or as a fully liable general partner of a limited partnership or a general partnership, if this cooperation or termination is of essential importance to Holdco; and

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the acquisition or disposition of a participating interest in the capital of a company by Holdco or by its subsidiary with a value of at least one third of the value of Holdco’s assets, according to the balance sheet with explanatory notes or, if Holdco prepares a consolidated balance sheet, according to the consolidated balance sheet with explanatory notes in Holdco’s most recently adopted annual accounts.

Dividends and Other Distributions
Holdco may only make distributions to its shareholders if its shareholders’ equity exceeds the sum of the paid-up and called-up share capital and the reserves that must be maintained under to Dutch law or by the Holdco Articles of Association.
The holders of Holdco Class A Shares and Holdco Class B Shares shall be entitled pari passu to the profits of Holdco, pro rata to the total number of Holdco Class A Shares and Holdco Class B Shares held, provided that out of the profit of any financial year, the holders of Holdco Class C Shares shall be entitled to a maximum amount per financial year equal to 0.1% of the nominal value of such Holdco Class C Shares. The Holdco Board is permitted to declare interim dividends without the approval of the Holdco General Meeting. Interim dividends may be declared as provided in the Holdco Articles of Association and may be distributed to the extent that its shareholders’ equity, based on interim financial statements, exceeds the sum of the paid-up and called-up share capital and the reserves that must be maintained under Dutch law or the Holdco Articles of Association. Holdco may reclaim any distributions, whether interim or not interim, made in contravention of Dutch law or the Holdco Articles of Association from its shareholders that knew or should have known that such distribution was not permissible. In addition, on the basis of Dutch case law, if after a distribution Holdco is not able to pay its due and collectable debts, then Holdco’s shareholders or directors who at the time of the distribution knew or reasonably should have foreseen that result may be liable to its creditors.
The Holdco General Meeting may determine that distributions shall be made in whole or in part in a currency other than the Euro. The Holdco Board will set the record date to establish which shareholders (or usufructuaries or pledgees, as the case may be) are entitled to the distribution, such date not being earlier than the date on which the distribution was announced. Claims for payment of dividends and other distributions not made within five years from the date that such dividends or distributions became payable will lapse, and any such amounts will be considered to have been forfeited to Holdco (verjaring). Unless the Holdco General Meeting resolves, at the proposal of the Holdco Board, upon a different term for that purpose, dividends shall be made payable within 30 days after they are declared.
Holdco does not anticipate paying any dividends on Holdco Shares for the foreseeable future, see “— Holdco Dividend Policy.”
Warrants
Immediately following completion of the Business Combination, there will be 12,650,000 Holdco Public Warrants outstanding. The Holdco Public Warrants, which entitle the holder to purchase one Holdco Class A Share at an exercise price of $11.50 per Holdco Class A Share, will become exercisable thirty days after the completion of the Business Combination. The Holdco Public Warrants will expire five years after the completion of the Business Combination or earlier upon redemption or liquidation in accordance with their terms.

Certain Disclosure Obligations of Holdco
As of consummation of the Business Combination, Holdco will be subject to certain disclosure obligations under Dutch and U.S. law and the rules of Nasdaq. The following is a description of the general disclosure obligations of public companies under Dutch and U.S. law and the rules of Nasdaq as such laws and rules exist as of the date of this document, and should not be viewed as legal advice for specific circumstances.
Financial Reporting under Dutch Law
The Dutch Financial Reporting Supervision Act (Wet toezicht financiële verslaggeving, the “FRSA”), applies to Holdco’s financial reporting. Under the FRSA, the Dutch Authority for the Financial Markets (Autoriteit Financiële Markten, “AFM”) supervises the application of financial reporting standards by, among others, companies whose corporate seats are in the Netherlands and whose securities are listed on a regulated market within the EU or on an equivalent third (non-EU) country market. As Holdco has its corporate seat in the Netherlands and most of Holdco’s shares will be listed on Nasdaq, the FRSA will supervise Holdco’s financial reporting standards.
Pursuant to the FRSA, the AFM has an independent right to (i) request an explanation from Holdco regarding the application of the applicable financial reporting standards if, based on publicly known facts or circumstances, it has reason to doubt Holdco’s financial reporting meets such standards and (ii) recommend to Holdco that it makes available further explanations and file these with the AFM. If Holdco does not comply with such a request or recommendation, the AFM may request that the Enterprise Chamber orders Holdco to (i) make available further explanations as recommended by the AFM, (ii) provide an explanation on the way it has applied the applicable financial reporting standards to its financial reports or (iii) prepare its financial reports in accordance with the Enterprise Chamber’s instructions.
Periodic Reporting under U.S. Securities Law
After the consummation of this transaction, Holdco will be a “foreign private issuer” under the securities laws of the United States and the rules of the Nasdaq. Under the securities laws of the United States, “foreign private issuers” are subject to different disclosure requirements than U.S. registrants. Holdco intends to take all actions necessary to maintain compliance as a foreign private issuer under the applicable corporate governance requirements of the Sarbanes-Oxley Act of 2002, the rules adopted by the SEC and Nasdaq’s listing standards. Under the Nasdaq rules, a “foreign private issuer” is subject to less stringent corporate governance requirements. Subject to certain exceptions, the Nasdaq rules permit a “foreign private issuer” to comply with its home country rules in lieu of the listing requirements of Nasdaq.
Nasdaq Rules
For so long as its shares will be listed on Nasdaq, Holdco will be required to meet certain requirements relating to ongoing communication and disclosure to Holdco Shareholders, including a requirement to make any annual report filed with the SEC available on or through Holdco’s website and to comply with the “prompt disclosure” requirement of Nasdaq with respect to earnings and dividend announcements, combination transactions, stock splits, major management changes and any substantive items of an unusual or non-recurrent nature. Issuers listing shares on Nasdaq must also meet certain corporate governance standards, such as those relating to annual meetings, board independence, the formation and composition of nominating/corporate governance, compensation and audit committees and approval of Holdco Shareholders of certain transactions.
Certain Insider Trading and Market Manipulation Laws
Dutch and U.S. law each contain rules intended to prevent insider trading and market manipulation. The following is a general description of those laws as such laws exist as of the date of this document and should not be viewed as legal advice for specific circumstances.
In connection with its listing on Nasdaq, Holdco will adopt an insider trading policy. This policy will provide for, among other things, rules on transactions by members of the Holdco Board and Holdco employees in Holdco Shares or in financial instruments the value of which is determined by the value of the shares.

The Netherlands
On July 3, 2016, the Regulation (EU) No 596/2014 of the European Parliament and of the Council of April 16, 2014 (the “MAR”) replaced all of the Dutch market abuse rules. The MAR does not apply to Holdco or to Holdco Shares as the Holdco Shares are solely listed on Nasdaq, a stock exchange outside the European Economic Area. As a result, there are no EU rules applicable to Holdco relating to market abuse, such as insider trading, tipping, market manipulation and notification rules for director dealings applicable to us.
United States
The United States securities laws generally prohibit any person from trading in a security while in possession of material, non-public information or assisting someone who is engaged in doing the same. The insider trading laws cover not only those who trade based on material, non-public information, but also those who disclose material non-public information to others who might trade on the basis of that information (known as “tipping”). A “security” includes not just equity securities, but any security (e.g., derivatives). Thus, members of the Holdco Board, officers and other employees of Holdco may not purchase or sell shares or other securities of Holdco when he or she is in possession of material, non-public information about Holdco (including Holdco’s business, prospects or financial condition), nor may they tip any other person by disclosing material, non-public information about Holdco.
Holdco has identified those persons working for it who could have access to inside information on a regular or incidental basis and have informed such persons of the prohibitions on insider trading and market manipulation imposed by U.S. laws, including the sanctions which can be imposed in the event of a violation of those rules.
Certain Disclosure and Reporting Obligations of Directors, Officers and Shareholders of Holdco
As of consummation of the Business Combination, Holdco’s directors, (non-) executive officers and shareholders will be subject to certain disclosure and reporting obligations under Dutch and U.S. law. The following is a description of the general disclosure obligations of directors, officers, and shareholders under Dutch law as such laws exist as of the date of this document and should not be viewed as legal advice for specific circumstances.
DCGC
As Holdco has its registered seat in the Netherlands and will have its Holdco Shares listed on an equivalent third (non-EU) country market to a regulated market (e.g., Nasdaq), Holdco is subject to the Dutch Corporate Governance Code (the “DCGC”). The DCGC contains both principles and best practice provisions for the Holdco Board, shareholders and the Holdco General Meeting, financial reporting, auditors, disclosure compliance and enforcement standards.
The DCGC is based on a “comply or explain” principle. Accordingly, Holdco is required to disclose in its management report publicly filed in the Netherlands, whether or not it is complying with the various provisions of the DCGC. If Holdco does not comply with one or more of those provisions (e.g., because of a conflicting Nasdaq requirement or U.S. market practice), Holdco is required to explain the reasons for such non-compliance.
Dutch Civil Code
The Dutch Civil Code provides for certain disclosure obligations in Holdco’s annual accounts. Information on directors’ remuneration and rights to acquire Holdco Shares must be disclosed in Holdco’s annual accounts.
Transfer Agent and Warrant Agent
Under the Holdco Articles of Association, the Holdco Board may resolve, with due observation of the statutory requirements, that the laws of the State of New York apply to the property law aspects of the Holdco Shares for as long as the Holdco Shares are in book-entry form, as included in the part of the register of shareholders kept by the relevant transfer agent and/or listed on a Regulated Market. The Holdco Board will adopt such resolution effective as of the closing of the Business Combination.
Holdco will list the Holdco Shares in book-entry form and such Holdco Shares, through the transfer agent, will not be certificated. Holdco has appointed Continental Stock Transfer & Trust Company as its agent in New York to maintain Holdco’s shareholders’ and warrant holders’ register on behalf of the Holdco Board and to act as transfer agent and registrar for the Holdco Shares. The Holdco Class A Shares and the Holdco Public Warrants will trade on Nasdaq in book-entry form.
Rule 144
Pursuant to Rule 144, a person who has beneficially owned restricted Holdco Shares or Holdco Public Warrants for at least six months would be entitled to sell their securities provided that (i) such person is not deemed to have been one of Holdco’s affiliates at the time of, or at any time during the three months preceding, a sale and (ii) Holdco is subject to the Exchange Act periodic reporting requirements for at least three months before the sale and has filed all required reports under Section 13 or 15(d) of the Exchange Act during the 12 months (or such shorter period as we were required to file reports) preceding the sale.
Persons who have beneficially owned restricted Holdco Shares or Holdco Public Warrants for at least six months but who are Holdco’s affiliates at the time of, or at any time during the three months preceding, a sale, would be subject to additional restrictions, by which such person would be entitled to sell within any three-month period only a number of securities that does not exceed the greater of:
•
1% of the total number of common shares then outstanding; or

•
the average weekly reported trading volume of the common shares during the four calendar weeks preceding the filing of a notice on Form 144 with respect to the sale.

Sales by Holdco’s affiliates under Rule 144 are also limited by manner of sale provisions and notice requirements and to the availability of current public information about us.
Restrictions on the Use of Rule 144 by Shell Companies or Former Shell Companies
Rule 144 is not available for the resale of securities initially issued by shell companies (other than business combination related shell companies) or issuers that have been at any time previously a shell company. However, Rule 144 also includes an important exception to this prohibition if the following conditions are met:
•
the issuer of the securities that was formerly a shell company has ceased to be a shell company;

•
the issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act;

•
the issuer of the securities has filed all Exchange Act reports and materials required to be filed, as applicable, during the preceding 12 months (or such shorter period that the issuer was required to file such reports and materials), other than Current Reports; and

•
at least one year has elapsed from the time that the issuer filed current Form 10 type information with the SEC reflecting its status as an entity that is not a shell company. As a result, Holdco’s initial shareholders will be able to sell their Holdco Shares pursuant to Rule 144 without registration one year after the closing of the business combination.

Registration Rights
Certain persons who will be holders of the Holdco Shares immediately after consummation of the Business Combination, including the Sponsor, will be entitled to registration rights pursuant to the Registration Rights Agreement. For additional detail on the Registration Rights Agreement, see “The Business Combination Agreement and Ancillary Documents — Ancillary Documents — Registration Rights Agreement.”

In addition, the PIPE Investors have certain registration rights under the Subscription Agreements. For additional detail on the Subscription Agreements, see “The Business Combination Agreement and Ancillary Documents — Ancillary Documents — Subscription Agreements.”
Listing of Holdco Securities
Holdco intends to apply to list the Holdco Class A Shares and the Holdco Public Warrants on Nasdaq under the symbols “LILM” and “LILMW,” respectively, upon the closing of the Business Combination.

COMPARISON OF SHAREHOLDER RIGHTS
This section describes the material differences between the rights of Qell shareholders before the consummation of the Business Combination, and the rights of Holdco Shareholders after the Business Combination. These differences in shareholder rights result from the differences between Cayman Islands and Dutch law and the respective governing documents of Qell and Holdco.
This section does not include a complete description of all differences among such rights, nor does it include a complete description of such rights. Furthermore, the identification of some of the differences of these rights as material is not intended to indicate that other differences that may be equally important do not exist. Qell shareholders are urged to carefully read the relevant provisions of the Cayman Islands Companies Law, the Dutch Civil Code, the Dutch Financial Supervision Act, Qell’s amended and restated memorandum and articles of association and the forms of Holdco’s Articles of Association that will be in effect as of consummation of the Business Combination. References in this section to Holdco’s Articles of Association are references thereto as they will be in effect upon consummation of the Business Combination. However, Holdco’s Articles of Association may be amended at any time prior to consummation of the Business Combination by mutual agreement of Qell and Lilium or after the consummation of the Business Combination by amendment in accordance with their terms. If Holdco’s Articles of Association are amended, the below summary may cease to accurately reflect them as so amended.
Rights of Qell Shareholders	Rights of Holdco Shareholder
Authorized Capital
Qell is authorized to issue up to 200,000,000 Class A Shares of a par value of $0.0001 each, (ii) 20,000,000 Class B Shares of a par value of $0.0001 each and (iii) 1,000,000 Preference Shares of a par value of $0.028 each. As of March 31, 2021, there were 37,950,000 Class A Shares, 9,487,500 Class B Shares, and no preferred shares issued and outstanding.
It is anticipated that, as of the consummation of the Business Combination, the Holdco Articles of Association will provide for an authorized share capital in the amount of up to €150,192,372, corresponding to a total of 1,251,603,100 Holdco Class A Shares. Holdco Class B Shares may, and in certain limit events must, be converted into 1 Holdco Class A Share and 1 Holdco Class C Share in accordance with the provisions of the Holdco Articles of Association.

Voting Rights
The Qell amended and restated memorandum and articles of association provide that the holders of shares of Qell shall have one vote for every share of which he / she is the holder.
The Holdco Articles of Association provide that each Holdco Class A Share confers the right to cast 12 votes in a Holdco General Meeting, each Holdco Class B Share confers the right to cast 36 votes in a Holdco General Meeting and each Holdco Class C Share confers the right to cast 24 votes in a Holdco General Meeting.
The Holdco Articles of Association do not provide quorum requirements generally applicable to Holdco General Meetings (subject to any provisions of mandatory Dutch law), which is common for Dutch listed N.V. companies.
Resolutions at Holdco General Meeting can be adopted irrespective of the number of issued Holdco Shares present or represented at such general meeting, subject to any provision of mandatory Dutch law. Certain resolutions can only be adopted by a majority of the votes cast which represent a certain part of the issued share capital.

Rights of Qell Shareholders	Rights of Holdco Shareholder
Appraisal / Dissenters’ Rights
Under certain circumstances, shareholders may dissent to a merger of a Cayman Islands company by following the procedure set out in the Cayman Islands Companies Act. Where dissenter rights apply, dissenters to a merger are entitled to receive fair market value for their shares.
The concept of appraisal rights does not exist under Dutch law. However, pursuant to Dutch law, a shareholder who for its own account (or together with its group companies) holds at least 95% of the company’s issued share capital may institute proceedings against the company’s other shareholders jointly for the transfer of their shares to that shareholder. The proceedings are held before the Enterprise Chamber, which may grant the claim for squeeze-out in relation to all minority shareholders and will determine the price to be paid for the shares, if necessary after appointment of one or three experts who will offer an opinion to the Enterprise Chamber on the value of the shares to be transferred.
Furthermore, Dutch law provides that, to the extent the acquiring company in a cross-border merger is organized under the laws of another European Economic Area member state, a shareholder of a non-surviving Dutch company who has voted against the cross-border merger may make a claim with the Dutch company for compensation. The compensation is to be determined by one or more independent experts, such in accordance with Dutch law.

Dividends
The directors of Qell may resolve to pay dividends and other distributions on shares in issue and authorize payment of the dividends or other distributions. Dividends may be paid out of profits, share premium or any other sources permitted under Cayman Islands law.	Dutch law provides that dividends may be paid only to the extent the shareholders’ equity exceeds the sum of the paid-up and called-up share capital and the reserves that must be maintained under Dutch law and/or the Holdco Articles of Association. Holdco’s Articles of Association provide that the Holdco General Meeting may only resolve to declare distributions. The holders of Holdco Class A Shares and Holdco Class B Shares shall be entitled pari passu to the profits of Holdco, pro rata to the total number of Holdco Class A Shares and/or Holdco Class B Shares held, provided that out of the profit of any financial year, the holders of Holdco Class C Shares shall be entitled to a maximum amount per financial year equal to 0.1% of the nominal value of such Holdco Class C Shares. The Holdco Board is permitted to declare interim dividends without the approval of the Holdco General Meeting. Interim dividends may be declared as provided in the Holdco Articles of Association and may be distributed to the extent that the shareholders’ equity, based on interim financial statements, exceeds the sum of the paid-up and called-up share capital and the reserves that

Rights of Qell Shareholders	Rights of Holdco Shareholder
must be maintained under Dutch law or the Holdco Articles of Association. Holdco may reclaim any distributions, whether interim or not interim, made in contravention of Dutch law or the Holdco Articles of Association from its shareholders that knew or should have known that such distribution was not permissible. In addition, on the basis of Dutch case law, if after a distribution Holdco is not able to pay its due and collectable debts, then Holdco’s shareholders or directors who at the time of the distribution knew or reasonably should have foreseen that result may be liable to its creditors. See “Description of Holdco Securities — Dividends and Other Distributions on Holdco Shares.”
Purchase and Repurchase of Shares
Subject to the Cayman Islands Companies Act or applicable stock exchange or other regulatory rules, Qell may purchase its own shares (including any redeemable shares) in such manner and on such other terms as the directors determine at the time of such purchase.
Under Dutch law, Holdco may not subscribe for newly issued Holdco Shares. Holdco may acquire Holdco Shares, subject to applicable provisions and restrictions of Dutch law and the Holdco Articles of Association, to the extent that:
•
such Holdco Shares are fully paid-up;

•
Holdco’s equity capital, reduced by the acquisition price, is not less than the sum of the issued and paid-up capital and the reserves to be maintained pursuant to the law or the Holdco Articles of Association;

•
following the transaction contemplated, at least one Holdco Share remains outstanding and is not held by Holdco; and

•
in case the Company is admitted to trading on a Regulated Market, the nominal value of the Holdco Shares to be acquired, already held by Holdco or already held by Holdco as pledgee or which are held by Holdco subsidiaries, does not exceed 50% of the issued capital of Holdco.

The Holdco General Meeting will adopt a resolution, subject to the completion of the Business Combination, to authorize the Holdco Board to repurchase Holdco Shares for a period of 18 months permitted under Dutch law and the Holdco Articles of Association from time to time. For each annual Holdco General Meeting, Holdco expects that the Holdco Board will place on the agenda a proposal to re-authorize the Holdco Board to repurchase Holdco Shares for a period of 18 months from the date of the resolution.

Rights of Qell Shareholders	Rights of Holdco Shareholder
Redemption Rights
Upon consummation of the Business Combination, the Qell amended and restated memorandum and articles of association provide holders of the Qell Class A Ordinary Shares with the opportunity to redeem their Qell Class A Ordinary Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two (2) business days prior to the consummation of the Business Combination, including interest (net of taxes payable), divided by the number of then-outstanding Qell Class A Ordinary Shares provided that Qell shall not repurchase Qell Class A Ordinary Shares in an amount that would cause Qell’s net tangible assets to be less than $5,000,001.	Holders of Holdco Shares will have no redemption rights.
If Qell seeks to amend any provision of the amended and restated memorandum and articles of association that would affect the substance or timing of Qell’s obligation to redeem 100% of the public shareholders’ Qell Class A Ordinary Shares if Qell has not consummated an initial business combination within twenty-four months after the date of the closing of the Qell IPO, Qell must provide public shareholders with the opportunity to redeem their Qell Class A Ordinary Shares in connection with such vote. Qell will redeem the public shareholders’ Qell Class A Ordinary Shares and liquidate if it does not complete a business combination by October 2, 2022.
After consummation of the initial business combination, holders of Qell Class A Ordinary Shares are not entitled to redemption rights with respect to their Qell Class A Ordinary Shares.
Preemptive Rights
None.	Under the Holdco Articles of Association, each holder of Holdco Class A Shares or Holdco Class B Shares (as applicable) shall have a pre-emption right pro rata to the total number of (in aggregate) Holdco Class A Shares and Holdco Class B Shares (whereby the Holdco Class A Shares and Holdco Class B Shares shall, for the purposes hereof, be treated as a single class of Shares) held by him on the date of the resolution to issue the Holdco Class A Shares and/or Holdco Class B Shares, it being understood that this pre-emption right shall not apply to an issuance of Holdco Class A Shares to (i) employees of Holdco or employees of a Holdco group company and (ii) to a person exercising a previously obtained right to acquire

Rights of Qell Shareholders	Rights of Holdco Shareholder

Holdco Class A Shares or Holdco Class B Shares in accordance with the provisions of the Holdco Articles of Association.
No pre-emption rights shall apply in respect of an issuance of Holdco Class C Shares. The preemptive rights in respect of newly issued Holdco Class A Shares or Holdco Class B Shares may be restricted or excluded by a resolution of the Holdco General Meeting proposed by the Holdco Board. Pursuant to the Holdco Articles of Association, the Holdco General Meeting may authorize the Holdco Board to limit or exclude the preemptive rights in respect of newly issued Holdco Class A Shares or Holdco Class B Shares. Such authorization for the Holdco Board can be granted and extended, in each case for a period not exceeding five years.

Amendments to Governing Documents
Amendment of any provision of the Qell amended and restated memorandum and articles of association requires a special resolution, meaning a resolution passed by holders of at least two-thirds of the outstanding Qell Ordinary Shares that are entitled to vote and that do attend and vote at a general meeting. The Sponsor and Qell’s executive officers and directors have agreed that they will not propose any amendment to the Qell amended and restated memorandum and articles of association that would affect the substance or timing of Qell’s obligation to redeem 100% of its public shares if Qell does not complete its initial business combination by October 2, 2022 (24 months after the closing of the Qell IPO), unless Qell provides public shareholders with the opportunity to redeem their shares upon approval of any such amendment.	At a Holdco General Meeting, at the proposal of the Holdco Board, the Holdco General Meeting may resolve to amend the articles of association. Such resolution requires a majority of at least 2/3rd of the votes cast, if less than half of the issued capital is represented at the Holdco General Meeting. A resolution to amend the Holdco Articles of Association which negatively impacts the rights of holders of Holdco Class B Shares requires the prior approval of the meeting of holders of Holdco Class B Shares.
Number of Directors
The Qell amended and restated memorandum and articles of association provide that, unless otherwise determined by a vote of a majority of the Qell Ordinary Shares voted, the minimum number of directors shall be one and the maximum shall be ten.	Under the Holdco Articles of Association, the Holdco Board shall consist of one or more Executive Directors and Non-Executive Directors. The total number of Directors, the total number of Executive Directors and the total number of Non-Executive Directors may be increased or decreased pursuant to a resolution of the Holdco Board approved by a majority vote of all of the Executive Directors, and a majority vote of all of the Non-Executive Directors, then in office.

Rights of Qell Shareholders	Rights of Holdco Shareholder
Classes of Directors
The Qell amended and restated memorandum and articles of association provide the directors shall be divided into three classes: Class I, Class II and Class III. The number of directors in each class shall be as nearly equal as possible.	Under the Holdco Articles of Association, the Holdco Board shall consist of Executive Directors and Non-Executive Directors (one-tier board) appointed as such by the Holdco General Meeting.
The Class I directors stand elected for a term expiring at Qell’s first annual general meeting, the Class II directors stand elected for a term expiring at Qell’s second annual general meeting and the Class III directors stand elected for a term expiring at Qell’s third annual general meeting. Commencing at Qell’s first annual general meeting, and at each annual general meeting thereafter, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual general meeting after their election.
Nomination of Directors
The Qell amended and restated memorandum and articles of association provide that members seeking to nominate candidates for election as directors at the annual general meeting must deliver notice to the principal executive officers of Qell not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the scheduled date of the annual general meeting.
Under the Holdco Articles of Association, Holdco’s Executive and Non-Executive Directors shall be appointed at the binding nomination of the Non-Executive Directors and for such term as proposed by the Non-Executive Directors, provided that a Director shall retire at the close of the first annual General Meeting held following the expiry of the term of his appointment. A Director may be reappointed one or more times.
On Closing, Barry Engle shall be a Non-Executive Director, serving a three year term. On the termination of Barry Engle’s first three-year term, Qell shall be entitled (but not obliged) to nominate Barry Engle to be appointed as Non-Executive Director for an additional term. All other Holdco Directors serving at the closing of the Business Combination will serve one-year terms.Under the Holdco Articles of Association, the Holdco General Meeting may at all times overrule the binding nomination by at least a 2/3rd majority of the votes cast, provided such majority represents more than half of the issued share capital. If the Holdco General Meeting overruled the binding nomination, the Non-Executive Directors shall make a new nomination and a new Holdco General Meeting is called at which the resolution for appointment of a Director shall require at least a 2/3rd majority of the votes cast, provided such majority represents more than half of the issued share capital. If a nomination has not been made or has not been made in due time, this shall be stated in the notice

Rights of Qell Shareholders	Rights of Holdco Shareholder
and the Holdco General Meeting shall be free to appoint a Director at its discretion. A resolution to appoint a Director that was not nominated by the Board, may only be appointed by a 2/3rd majority of the votes cast, provided such majority represents more than half of Holdco’s issued share capital.
Election of Directors
The Qell amended and restated memorandum and articles of association provide that prior to the initial business combination, a vote of the majority of the Qell Class B Ordinary Shares outstanding will be required to appoint any person as director of Qell. After the business combination, a vote of a majority of the Qell Ordinary Shares outstanding will be required to appoint any person as director of Qell. The directors of Qell may appoint any person to be an additional director provided that the appointment does not cause the number of directors to exceed any number fixed as the maximum number of directors.
Under the Holdco Articles of Association, the Executive and Non-Executive Directors shall be appointed as such by the General Meeting at the binding nomination of the Non-Executive Directors.
Directors shall be appointed for such staggered or multi-year term as proposed by the Non-Executive Directors, provided that a Director shall retire at the close of the first annual General Meeting held following the expiry of the term of his appointment. A Director may be reappointed one or more times.

Removal of Directors

The Qell amended and restated memorandum and articles of association provide that a director may be removed if:
(i)
he is prohibited by the law of the Cayman Islands from acting as a director; or

(ii)
he is made bankrupt or makes an arrangement or composition with his creditors generally; or

(iii)
in the opinion of a registered medical practitioner by whom he is being treated he becomes physically or mentally incapable of acting as a director; or

(iv)
he is made subject to any law relating to mental health or incompetence, whether by court order or otherwise; or

(v)
without the consent of the other directors, he is absent from meetings of directors for a continuous period of six months; or

(vi)
all of the other directors (being not less than two in number) determine that he should be removed as a director, either by a resolution passed by all of the other directors at a meeting of the directors duly convened and held in accordance with the Qell amended and restated memorandum and articles of association or by a resolution in writing signed by all of the other directors.

Under the Holdco Articles of Association, a Holdco Director may at any time be suspended or dismissed by the Holdco General Meeting. A resolution of the Holdco General Meeting to suspend or dismiss a Holdco Director other than pursuant to a proposal by the Holdco Board shall require a 2/3rd majority of the votes cast, provided such majority represents more than half the issued share capital. If and to the extent permitted by law, an Executive Director may also be suspended by the Holdco Board.
Every suspension may be extended one or more times, but the total term of suspension cannot exceed three months. If the Holdco General Meeting does not terminate the suspension or resolve to dismiss the respective Director within this period, the suspension ends.

Rights of Qell Shareholders	Rights of Holdco Shareholder
The Qell amended and restated memorandum and articles of association provides that prior to the initial business combination, a vote of a majority of the Qell Class B Ordinary Shares will be required to remove a director. After the Business Combination, a vote of a majority of the Qell Ordinary Shares outstanding will be required to remove any person as director of Qell.
Filling of Board Vacancies
The Qell amended and restated memorandum and articles of association provide that the directors may appoint any person as director of Qell to fill a vacancy.
The Holdco Articles of Association will provide that, in the event of the absence or inability to act of one or more Holdco Directors, the powers of the Holdco Board remain intact, provided that:
(i)
in the event of the absence or inability to act of all Executive Directors, the Non-Executive Directors shall be authorized to temporarily entrust the management to others;

(ii)
in the event of the absence or inability to act of all Directors, the Secretary shall temporarily be responsible for the management of Holdco until the vacancies have been filled. In the event of the absence or inability to act of all Holdco Directors, the Secretary will as soon as possible take the necessary measures required for a permanent solution.

Compensation of Directors
The Qell amended and restated memorandum and articles of association provide that the directors shall determine any compensation of the directors; provided, that no compensation shall be paid to any director prior to the consummation of the initial business combination.
Under Dutch law the general meeting of shareholders must adopt the remuneration policy for the Holdco Board. Under the Holdco Articles of Association, the remuneration of the Executive Directors shall be determined by the Holdco Board with due observance of the remuneration policy adopted by the Holdco General Meeting. The remuneration of the Non-Executive Directors shall be determined by the General Meeting with due observance of the remuneration policy adopted by the General Meeting.
A proposal with respect to remuneration schemes in the form of Shares or rights to Shares is submitted by the Board to the general meeting for its approval. This proposal must set out at least the maximum number of Shares or rights to Shares to be granted to the Directors and the criteria for granting or amendment. The lack of approval referred to in this paragraph does not affect the authority of the Board or the Directors to represent the Company.
Under Dutch law, Executive Directors shall not be authorized to participate in the discussion and the decision-making process regarding the determination of the remuneration of the Executive Directors.

Rights of Qell Shareholders	Rights of Holdco Shareholder
Manner of Acting by Board
The Qell amended and restated memorandum and articles of association provide that the affirmative vote by a majority of votes at a meeting of the directors is an act by the Qell Board.
Under the Holdco Articles of Association, the Holdco Board shall be entrusted with the management of the company and shall for such purpose have all the powers within the limits of the law that are not granted to others by Dutch law and/or the Holdco Articles of Association.
The Executive Directors are charged in particular with the day-to-day management of the company and its affiliated business. The Non-Executive Directors are charged in particular with the supervision of the duties carried out by the Directors. The Holdco Board may further divide its duties among the Directors by one or more sets of regulations, provided that Holdco’s day-to-day management shall be exclusively entrusted to the Executive Directors and the supervision of the Holdco Board shall be exclusively entrusted to the Non-Executive Directors.
Each Holdco Director shall have one vote. In the event of a tie vote, the proposal shall have been rejected. All resolutions shall be adopted by an absolute majority of the votes cast, except for the following:
1.
Any resolution of the Executive Directors or the Board regarding Holdco Class B Shares, including but not limited to transfer or conversion of Holdco Class B Shares and the admittance of the Holdco Class B Shares or Holdco Class C Shares for trading on a Regulated Market, shall be adopted by the unanimous votes of the Executive Directors, with the exception of the Founder, and all Non-Executive Directors in a meeting of the Board in which all Directors, with the exception of the Founder, are present or represented.

2.
Any resolution regarding (i) any non-compete arrangement between the Company and any Executive Director, (ii) any resolution with regard to the fulfilment of the undertakings, consent, amendment, waiver, termination, satisfaction, enforcement or any other action under the Tax Covenant (as defined in the Holdco Articles of Association) and (iii) the sale (or any other disposal) and subsequent transfer of shares in the capital of Lilium, shall be decided by the Non-Executive Directors.

3.
Any resolution of the Board regarding the issuance of shares, or the granting of rights to subscribe for shares (i) to employees, other than in accordance with an employee plan, or (ii) to the Founder, may in each case only be adopted by the unanimous votes of the Non-Executive Directors.

Rights of Qell Shareholders	Rights of Holdco Shareholder

In case a Director has a direct or indirect personal interest which conflicts with the interests of Holdco and its business, such member of the Board will not participate in the deliberation and decision-making of the Holdco Board. In the event that a Director is uncertain whether or not he has a conflict of interest, he may request the Chairman to determine if he has a conflict of interest. If as a result hereof no resolution can be adopted by the Holdco Board, the resolution shall be adopted by the Non-Executive Directors, and the Non-Executive Directors shall record in writing the reasons in the minutes.
One or more Directors who have been allocated certain duties pursuant to the Holdco Articles of Association or any Holdco Board rules and regulations, can adopt resolutions regarding matters that belong to his or their duties, respectively.

Special Meetings of the Board
The Qell amended and restated memorandum and articles of association provide that a director may, and the secretary of Qell on the direction of a director shall, call a meeting of the directors by at least five days’ notice to every director. Notice may be waived.	Meetings of the Holdco Board shall be convened in writing to the addresses of the Directors or by means of a legible and reproducible notice sent by electronic means of communication to the (e-mail) address provided for this purpose to Holdco. Notice shall be given no later than on the seventh (7th) day prior to the date of the meeting of the Holdco Board, provided that this convening period may be waived by all Directors. The notice shall specify the date, time and place of the meeting of the Board and the subjects to be addressed.
Director Action by Written Consent

The Qell amended and restated memorandum and articles of association provide that a resolution in writing signed by all the directors shall be valid and effectual as if it had been passed at a meeting of the directors.

Under the Holdco Articles of Association, meetings of the Holdco Board can be held by telephone conference, videoconference or any other electronic means of communication, provided that all Directors can communicate with each other. A Director may only be represented by a fellow Director authorized in writing.
Under the Holdco Articles of Association, resolutions of the Board may also be adopted in writing without recourse to a meeting of the Holdco Board, provided that all Directors gave their written consent to this way of decision-making.

Annual Shareholders’ Meetings

The Qell amended and restated memorandum and articles of association provide that to the extent required by the rules and regulations of the national securities exchange upon which the Qell Ordinary Shares are listed, the SEC and/or any other competent regulatory authority, an annual general meeting of Qell shall be held no later than one year
A Holdco General Meeting will be held at least once a year and within six months after the end of the financial year. The Holdco General Meeting will take place in Amsterdam (the Netherlands) or in Haarlemmermeer (Schiphol Airport), the Netherlands.

Rights of Qell Shareholders	Rights of Holdco Shareholder

after the first financial year end occurring after the Qell IPO, and shall be held in each year thereafter at such time as determined by the directors and Qell may, but shall not (unless required by the law or the rules and regulations of the national securities exchange upon which the Qell Ordinary Shares are listed, the SEC and/or any other competent regulatory authority) be obliged to, in each year hold any other general meeting.

Special Shareholders’ Meetings
The amended and restated memorandum and articles of association provides that a general meeting may be called by the directors at any time and shall be called on the proper requisition of a member of Qell.
Holdco General Meetings (other than the annual Holdco General Meeting) will be held when required by law and otherwise as often as the Holdco Board deems necessary.
Holdco Shareholders will be permitted to request the Holdco Board to convene a Holdco General Meeting to the extent provided by Dutch law.
Pursuant to Dutch law, one or more shareholders representing at least 10% of the issued share capital of a Dutch public company may request the Dutch courts to order that a general meeting should be held and may, on their application, be authorized by the court to convene a general meeting. The court shall refuse the application if it does not appear that the applicants have previously requested the company’s management board to convene a general meeting and the management board has not taken the necessary steps so that the general meeting could be held within six weeks after the request. Certain additional requirements apply to such request to the management board. Furthermore, the applicant should have a reasonable interest that the meeting is to be held.

Advance Notice Requirements for Shareholder Nominations and Other Proposals

The amended and restated memorandum and articles of association provide that members holding at least 40% of the rights to vote at a general meeting may provide a requisition to hold an extraordinary general meeting. Such members’ requisition must:
(i)
specify the purpose of the meeting;

(ii)
be signed by or on behalf of each requisitioner; and

(iii)
be delivered in accordance with the notice provisions.

The Qell amended and restated memorandum and articles of association provide that members seeking to bring business before the annual general meeting
The agenda for a Holdco General Meeting must contain such items as the Holdco Board or the person or persons convening the meeting determine. Pursuant to Dutch law, the agenda will also include such other items as one or more shareholders and/or others entitled to attend general meetings of shareholders, alone or jointly representing at least 3% of Holdco’s issued share capital, may request in writing, and no later than on the 60th day before the date of the meeting.

Rights of Qell Shareholders	Rights of Holdco Shareholder
must deliver notice to the principal executive officers of Qell not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the scheduled date of the annual general meeting.
Notice and Record Date of Shareholder / Shareholders’ Meetings
The Qell amended and restated memorandum and articles of association requires that notice of a general meeting be given not less than five clear days before the date of the meeting. The notice must state (i) the place, date and hour of the meeting (ii) if the meeting is to be held in two or more places, the technology that will be used to facilitate the meeting; (iii) subject to paragraph (iv), the general nature of the business to be transacted; and (v) if a resolution is proposed as a special resolution, the text of that resolution.	A notice convening a General Meeting will made with due observance of the relevant statutory minimum convening period. The record date for the Holdco General Meeting will be 28 days prior to the date of such Holdco General Meeting.
Quorum and Actions
The Qell amended and restated memorandum and articles of association provide that business may only be transacted at a general meeting if a quorum is present, such quorum being one or more shareholders who together hold one-third (or, in respect of any meeting convened to consider a Business Combination, 50%) of the shares entitled to vote as of the record date at such meeting.
Under the Holdco Articles of Association, no quorum requirement applies to the Holdco General Meeting (subject to any provisions of mandatory Dutch law). Certain resolutions can only be adopted by a majority of the votes cast which represent a certain part of the issued share capital.
Certain resolutions require an enhanced majority if less than half of the issued share capital is present or represented at the Holdco General Meeting.

Shareholder Action Without Meeting
The Qell amended and restated memorandum and articles of association provide that action of the shareholders may be taken by unanimous written consent in lieu of a meeting.
Under Dutch law, shareholders’ resolutions may be adopted in writing without holding a meeting of shareholders, provided (i) the articles of association expressly so allow, (ii) no bearer shares or depository receipts are issued, (iii) there are no persons entitled to the same rights as holders of depository receipts issued with the company’s cooperation, (iv) the Directors have been given the opportunity to give their advice on the resolution, and (v) the resolution is adopted unanimously by all shareholders that are entitled to vote.
The requirement of unanimity renders the adoption of resolutions of ordinary shareholders without a meeting practically infeasible for publicly traded companies like Holdco. The Holdco Articles of Association nevertheless do facilitate the adoption of shareholders’ resolution in writing.

Rights of Qell Shareholders	Rights of Holdco Shareholder
Indemnification of Directors and Officers
The Qell amended and restated memorandum and articles of association provide that each current and former director and officer of Qell (which includes an investment adviser or liquidator) and their personal representatives shall be indemnified against :
Pursuant to the Holdco Articles of Association and unless Dutch law provides otherwise, Holdco shall indemnify and hold harmless:
•
each Director, both former Directors and Directors currently in office;

(i)
all actions, proceedings, costs, charges, expenses, losses, damages or liabilities incurred or sustained by the existing or former secretary or officer in or about the conduct of Qell’s business or affairs or in the execution or discharge of the existing or former secretary’s or officer’s duties, powers, authorities or discretions; and

(ii)
without limitation to paragraph (i), all costs, expenses, losses or liabilities incurred by the existing or former secretary or officer in defending (whether successfully or otherwise) any civil, criminal, administrative or investigative proceedings (whether threatened, pending or completed) concerning Qell or its affairs in any court or tribunal, whether in the Cayman Islands or elsewhere.

No such existing or former secretary or officer, however, shall be indemnified in respect of any matter arising out of his own actual fraud, willful default or willful neglect.

•
each person who is or was serving as an officer of Holdco;

•
each person who is or was serving as a proxy holder of Holdco;

•
each person who is or was a member of the board or supervisory board or officer of other companies or corporations, partnerships, joint ventures, trusts or other enterprises by virtue of their functional responsibilities with Holdco and or its subsidiaries,

(each of them, for the purpose hereof only, an “indemnified person”), against any and all liabilities, claims, judgments, fines and penalties (“claims”) incurred by the indemnified person as a result of any threatened, pending or completed action, investigation or other proceeding, whether civil, criminal or administrative (each, a “legal action”), brought by any party other than Holdco itself or any subsidiaries, in relation to acts or omissions in or related to his capacity as an indemnified person.
The indemnified person will not be indemnified with respect to claims insofar as they relate to the gaining in fact of personal profits, advantages or compensation to which he was not legally entitled, or if the indemnified person shall have been adjudged to be liable for willful misconduct (opzet) or intentional recklessness (bewuste roekeloosheid).

Limitation on Liability of Directors
The Qell amended and restated memorandum and articles of association provide that Qell may by special resolution release any existing or former director (including alternate director), secretary or other officer of Qell from liability for any loss or damage or right to compensation which may arise out of or in connection with the execution or discharge of the duties, powers, authorities or discretions of his office; but there may be no release from liability arising out of or in connection with that person’s own actual fraud, willful default or willful neglect.	Under Dutch law, directors of a Dutch public company may be held jointly and severally liable to the company for damages in the event of improper performance of their duties. In addition, directors may be held liable to third parties for any actions that may give rise to a tort. This applies equally to all Holdco Directors.

Rights of Qell Shareholders	Rights of Holdco Shareholder
Dissolution/Liquidation
The Qell amended and restated memorandum and articles of association provide that in the event that Qell does not consummate a business combination by twenty-four months after the closing of the Qell IPO, Qell shall: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Qell Ordinary Shares issued in the Qell IPO, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay liquidation expenses), divided by the number of then outstanding Qell Ordinary Shares issued in the Qell IPO, which redemption will completely extinguish public members’ rights as members (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Qell’s remaining members and the Qell Board, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.	Pursuant to the Holdco Articles of Association, on proposal of the Holdco Board, the Holdco General Meeting may resolve to dissolve Holdco with a majority of at least two-thirds the votes cast, if less than half of the issued capital is represented at the Holdco General Meeting. The Holdco Board will be in charge of the liquidation of the business of Holdco, unless the Holdco General Meeting appoints one or more other persons or Dutch law provides otherwise.
Upon the liquidation of Holdco, the balance remaining after payment of all debts shall be transferred to the Holdco Shareholders pro rata to the total number of Holdco Shares held, albeit that (i) the holders of Holdco Class C Shares shall be entitled to a maximum amount of EUR 0.01 per Holdco Class C Share.
Rights of Inspection
The Qell amended and restated memorandum and articles of association provide that no member (not being a director) shall have any right of inspecting any account or book or document of Qell except as conferred by the Companies Act of the Cayman Islands or authorized by the directors or by Qell in general meeting.	Shareholders will be provided, at the Holdco General Meeting, with all information that the shareholders reasonably require for the exercise of their powers, unless doing so would be contrary to an overriding interest of Holdco or its stakeholders. Holdco must give reason to shareholders for electing not to provide such information on the basis of overriding interest. In principle, shareholders have no such right to obtain specific information they would like to receive outside a Holdco General Meeting.

Rights of Qell Shareholders	Rights of Holdco Shareholder
Derivative Shareholder Suits

Qell’s Cayman Islands counsel is not aware of any reported class action having been brought in a Cayman Islands court. Derivative actions have been brought in the Cayman Islands courts, and the Cayman Islands courts have confirmed the availability for such actions. In most cases, the company will be the proper plaintiff in any claim based on a breach of duty owed to it, and a claim against (for example) Qell’s officers or directors usually may not be brought by a shareholder. However, based on English authorities, which would in all likelihood be of persuasive authority and be applied by a court in the Cayman Islands, exceptions to the foregoing principle apply in circumstances in which:
•
a company is acting, or proposing to act, illegally or beyond the scope of its authority;

•
the act complained of, although not beyond the scope of the authority, could be effected if duly authorized by more than the number of votes which have actually been obtained; or

•
those who control the company are perpetrating a “fraud on the minority.”

A shareholder may have a direct right of action against Qell where the individual rights of that shareholder have been infringed or are about to be infringed.
In the event a third party is liable to a Dutch company, only the company itself can bring a civil action against that party. Individual shareholders in principle do not have the right to bring an action on behalf of the company. An individual shareholder may, in its own name, have an individual right to take action against such third party in the event that the cause for the liability of that third party also constitutes a tortious act directly against that individual shareholder. The Dutch Civil Code provides for the possibility to initiate such shareholder actions collectively. A foundation or an association whose objective is to protect the rights of a group of persons having similar interests can institute a collective action. The collective action itself cannot result in an order for payment of monetary damages but may only result in a declaratory judgment (verklaring voor recht). In order to obtain compensation for damages, the foundation or association and the defendant may reach — often on the basis of such declaratory judgment — a settlement. A Dutch court may declare the settlement agreement binding upon all the injured parties with an opt-out choice for an individual injured party. An individual injured party may also itself, outside the collective action, institute a civil claim for damages.
Conflict of Interest Transactions

The Qell amended and restated memorandum and articles of association provide that, unless permitted by the amended and restated articles of association, a director may not have a direct or indirect interest or duty which conflicts or may possibly conflict with the interests of Qell.
However, the amended and restated articles of association provide that if a director discloses to his fellow directors the nature and extent of any material interest or duty in accordance with the amended and restated articles of association he may:
(a)
be a party to, or otherwise interested in, any transaction or arrangement with Qell or in which Qell is or may otherwise be interested; or

(b)
be interested in another body corporate promoted by Qell or in which Qell is otherwise interested. In particular, the director may be a director, secretary or officer of, or employed by, or be a party to any transaction or arrangement with, or otherwise interested in, that other body corporate.

Under Dutch law, a director with a direct or indirect personal interest that conflicts with the interests of the company or of the business connected with it must abstain from participating in the decision-making process (i.e., the deliberations and the decision-making) with respect to the relevant matter. A director with such a conflict of interest is expected to promptly notify the other directors of his or her conflict. If it becomes apparent that such member was indeed involved in the decision-making process, then such decision may be nullified (subject to certain restrictions).
The Holdco Articles of Association provide that case a Director has a direct or indirect personal interest which conflicts with the interests of Holdco and its business, such Director will not participate in the deliberation and decision-making of the Board. If as a result hereof no resolution can be adopted by the Board, the resolution shall be adopted by the Non-Executive Directors, and the Non-Executive Directors shall record in writing the reasons in the minutes.

Rights of Qell Shareholders	Rights of Holdco Shareholder

If a director has made such a disclosure, then he shall not, by reason only of his office, be accountable to Qell for any benefit that he derives from any such transaction or arrangement or from any such office or employment or from any interest in any such body corporate, and no such transaction or arrangement shall be liable to be avoided on the ground of any such interest or benefit.
Holdco Directors with a conflict of interest remain authorized to represent Holdco. However, the relevant Holdco Director may under certain circumstances be held personally liable for any damage suffered by Holdco as a consequence of the transaction.
One or more Holdco Directors who have been allocated certain duties pursuant to the Holdco Articles of Association or Holdco Board rules and regulations, can adopt resolutions regarding matters that belong to his or their duties, respectively. If all Holdco Directors that have been allocated certain duties within the meaning of the first sentence of this paragraph have a conflict of interest, the resolution shall, to the extent possible and permitted by law, be adopted by the other Holdco Directors.
Listing
Qell’s Ordinary Shares trade on Nasdaq.	The Holdco Class A Shares to be received by the Qell and PIPE Investor shareholders pursuant to the terms of the Business Combination Agreement will trade on Nasdaq.
Anti-Takeover Provisions

Subject to the provisions of the Companies Act of the Cayman Islands, the Qell amended and restated memorandum and articles of association and the rules of Nasdaq, the directors have general and unconditional authority to allot (with or without confirming rights of renunciation), issue, grant options over or otherwise deal with any unissued Qell Ordinary Shares to such persons, at such times and on such terms and conditions as they may decide, save that the directors may not allot, issue, grant options over or otherwise deal with any unissued Shares to the extent that it may affect the ability of Qell to carry out a Class B Share Conversion as described in the Qell amended and restated memorandum and articles of association.
The directors may so deal with the unissued Qell Ordinary Shares:
(a)
either at a premium or at par; or

Under Dutch law, various protective measures for a Dutch company against takeovers are possible and permissible within the boundaries set by Dutch statutory law and Dutch case law. Holdco has adopted several procedural and other requirements that may have the effect of making a takeover of Holdco more difficult or less attractive, including:
•
The Holdco General Meeting will adopt a resolution, subject to the completion of the Business Combination, to authorize the Holdco Board to issue Holdco Shares and to limit or exclude preemptive rights on those Holdco Shares, which could enable the Holdco Board to dilute the holding of an acquirer by issuing Holdco Shares to other parties. Issuances of Holdco Shares may therefore make it more difficult for a shareholder or potential acquirer to obtain control over Holdco.

Rights of Qell Shareholders	Rights of Holdco Shareholder

(b)
with or without preferred, deferred or other special rights or restrictions whether in regard to dividend, voting, return of capital or otherwise. Qell may issue rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Qell Ordinary Shares or other securities in Qell at such times and on such terms and conditions as the directors may decide.

•
A provision that Holdco Directors can only be removed (other than pursuant to a proposal by the Board) by the Holdco General Meeting by a majority of at least two thirds of the votes cast, provided such votes represent more than half of the issued share capital. If and to the extent permitted by law, a Holdco Executive Director may also be suspended by the Holdco Board.

•
A requirement that certain matters, including an amendment of the Holdco Articles of Association, a legal merger, legal demerger or a resolution to dissolve Holdco, may only be brought to the shareholders for a vote upon a proposal by the Holdco Board.

•
Holdco Directors will effectively be appointed as a staggered board.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Qell Relationships and Related Party Transactions
Founder Shares
On August 7, 2020, the Sponsor purchased the Founder Shares for an aggregate purchase price of $25,000 which converted into 9,487,500 Qell Class B Ordinary Shares simultaneously with the Qell IPO, or approximately $0.003 per share. The Sponsor has agreed, for no additional consideration, to waive its redemption rights with respect to the Founder Shares. Currently, the Sponsor owns 20% of the issued and outstanding Qell Ordinary Shares, including all of the Founder Shares. The Sponsor has agreed to vote any Qell Ordinary Shares owned by them in favor of the Business Combination and the transactions contemplated thereby. The Founder Shares are subject to transfer restrictions. The Qell amended and restated memorandum and articles of association includes a conversion adjustment which provides that the Founder Shares will automatically convert at the time of the Business Combination into a number of Qell Class A Ordinary Shares one day after the closing of the Business Combination, at a conversion rate that entitles the holders of such Founder Shares to continue to own, in the aggregate, 20% of the issued and outstanding Qell Ordinary Shares after giving effect to the PIPE Financing. However, the Sponsor has agreed to waive such conversion adjustment pursuant to the Sponsor Letter Agreement. As a result, each remaining Founder Share will be exchanged for one Holdco Share at the closing of the Business Combination, such that the Sponsor will hold approximately 2.3% (on a fully diluted basis) of the total number of Holdco Shares outstanding after the consummation of the Business Combination.
Private Placement Warrants
The Sponsor paid an aggregate of $10,590,000 for its 7,060,000 Private Placement Warrants and such Private Placement Warrants will expire worthless if a business combination is not consummated by October 2, 2022. Each Private Placement Warrant entitles the holder to purchase one Qell Class A Ordinary Share for $11.50 per share. The Private Placement Warrants are substantially similar to the Qell Public Warrants, except that if held by the Sponsor or its permitted transferees, they (i) may be exercised for cash or on a cashless basis, (ii) are not subject to being called for redemption (except in certain circumstances when the public warrants are called for redemption and a certain price per Qell Class A Ordinary Share threshold is met) and (iii) subject to certain limited exceptions including the Qell Class A Ordinary Shares issuable upon exercise of the Private Placement Warrants, will be subject to transfer restrictions until 30 days following the consummation of an initial business combination. If the Private Placement Warrants are held by holders other than the Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by Qell in all redemption scenarios and exercisable by holders on the same basis as the Qell Public Warrants.
Registration Rights
Holders of the Founder Shares and Private Placement Warrants hold registration rights pursuant to a registration rights agreement. The holders of these securities are entitled to make up to three demands that Qell register the Private Placement Warrants, Qell Class A Ordinary Shares underlying the Private Placement Warrants and Qell Class B Ordinary Shares. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed by Qell subsequent to its completion of an initial business combination and rights to require Qell to register for resale such securities pursuant to Rule 415 under the Securities Act. However, the registration rights agreement provides that Qell will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock up period. Qell will bear the expenses incurred in connection with the filing of any such registration statements. At the closing of the Business Combination, Holdco will enter into the Registration Rights Agreement, which will amend and restate the existing registration rights agreement. Pursuant to the Registration Rights Agreement, the Sponsor will be entitled to certain registration rights. For more information about the Registration Rights Agreement, please see the section entitled “The Business Combination Agreement and Ancillary Documents — Ancillary Documents — Registration Rights Agreement.”

Administrative Services Agreement
On October 1, 2020, Qell entered into an Administrative Services Agreement pursuant to which it agreed to pay the Sponsor a total of $10,000 per month for office space, utilities and administrative support. This Administrative Services Agreement has now been terminated.
Qell later entered into an Administrative Services Agreement, effective January 1, 2021, with an affiliate of Barry Engle, pursuant to which such affiliate will provide certain administrative services to Qell and Qell will reimburse it up to $50,000 a month, subject to adjustment in accordance with the terms of the agreement.
Lilium Relationships and Related Party Transactions
The following is a summary of transactions since January 1, 2018 to which Lilium has been a party and in which any members of Lilium’s board or senior management who will become a member of the Holdco Board or senior management upon completion of the Business Combination had or will have a direct or indirect material interest, other than compensation arrangements which are described under “Management of Holdco After the Business Combination” and the share ownership described under “Beneficial Ownership of Holdco Securities”.
In August 2020, Lilium repurchased 18 shares from Mr. Wiegand for €190,800.
In May 2018, Lilium Beteiligungs UG (haftungsbeschränkt) & Co. KG, an entity in which Mr. Wallerstein holds a legal and economic interest, acquired 218 Lilium Series B Shares for approximately €1.3 million. These shares are held for Mr. Wallerstein’s economic benefit. These shares will be converted into Holdco Class A Shares upon consummation of the Business Combination.
In October 2019, Lilium obtained a €1.0 million convertible loan from Mr. Wallerstein. The loan accrued interest at 5% per annum and was converted into 101 Lilium Series B-2 Shares in April 2020 at a 15% discount to the Lilium Series B-2 Share investment price. The shares were issued in trust Mr. Wallerstein through Stichting Evtol Investment, an investment trust, and are held for Mr. Wallerstein’s economic benefit.
In March 2020, Stichting Evtol Investment subscribed for 50 Lilium Series B-2 Shares for approximately €597,600. These shares are held for Mr. Wallerstein’s economic benefit.
In January 2021, Lilium obtained a €1.0 million convertible loan from Stichting Evtol Investment, an investment trust, for the benefit of Dr. Enders. The loan accrues interest at 5% per annum and will be converted into Holdco Class A Shares upon the consummation of the Business Combination at a 15% discount to the deemed per share issue price. The Holdco Class A Shares, when issued to Stichting Evtol Investment, will be held for Dr. Enders’ economic benefit.
Holdco Relationships and Related Party Transactions
Remuneration Agreements with Holdco Board Members and Senior Management
For a description of our remuneration agreements with members of the Holdco Board and senior management, see “Management of Holdco After the Business Combination — Compensation”.
Indemnification Agreements
Effective upon the completion of the Business Combination, Holdco’s Articles of Association will provide for certain indemnification rights for Holdco’s directors and executive officers, and Holdco will enter into an indemnification agreement with each of Holdco’s directors and executive officers providing for procedures for indemnification and advancements by Holdco of certain expenses and costs relating to claims, suits or proceedings arising from his or her service to Holdco or, at Holdco’s request, service to other entities, as directors or officers to the maximum extent permitted by Dutch law.

Review, Approval or Ratification of Transactions with Related Persons
While Holdco does not yet have a formal written policy or procedure for the review, approval or ratification of related party transactions, the Holdco Board intends to review and consider the interests of its directors, executive officers and principal shareholders in its review and consideration of transactions and intends to have the non-interested directors pass any resolution when it determines that such transaction is appropriate under the circumstances.
Upon the completion of the Business Combination, Holdco will adopt a code of business conduct and ethics that will prohibit directors and executive officers from engaging in the decision making process relating to transactions in which such director or officer has a conflict of interest. Consistent with Dutch law, if the Holdco Board must approve a transaction in which a director has a conflict of interest, such transaction can only be effected if it has been approved by a majority of the Holdco Board (including a majority of independent directors) not otherwise interested in the transaction and such transaction must be fair and reasonable to Holdco and on terms not less favorable to Holdco than those available from unaffiliated third parties. In addition, Holdco will adopt a policy requiring that Holdco’s Audit Committee review and approve any transaction that would require disclosure under Item 7.B. of Form 20-F.

BENEFICIAL OWNERSHIP OF HOLDCO SECURITIES
The following table sets forth information regarding (i) the actual beneficial ownership of Qell ordinary shares as of June 30, 2021, and (ii) expected beneficial ownership of Holdco Shares immediately following the Business Combination and the PIPE Financing, assuming that no Qell Shares are redeemed, and alternatively the maximum number of Qell Shares are redeemed, by:
•
each person who is, or is expected to be, the beneficial owner of more than five percent (5%) of the outstanding Holdco Shares post-Business Combination;

•
each of Qell’s current executive officers and directors;

•
each person who will become an executive officer or director of Holdco post — Business Combination; and

•
all current executive officers and directors of Qell, as a group, and all executive officers and directors of Holdco post — Business Combination, as a group.

The SEC has defined “beneficial ownership” of a security to mean the possession, directly or indirectly, of voting power and/or investment power over such security. A shareholder is also deemed to be, as of any date, the beneficial owner of all securities that such shareholder has the right to acquire within 60 days after that date through (i) the exercise of any option, warrant or right, (ii) the conversion of a security, (iii) the power to revoke a trust, discretionary account or similar arrangement, or (iv) the automatic termination of a trust, discretionary account or similar arrangement. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, ordinary shares subject to options or other rights (as set forth above) held by that person that are currently exercisable, or will become exercisable within 60 days thereafter, are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Each person named in the table has sole voting and investment power with respect to all of the ordinary shares shown as beneficially owned by such person, except as otherwise indicated in the table or footnotes below.
The expected beneficial ownership percentages set forth in the table below do not take into account the issuance of any shares upon (i) the exercise of warrants to purchase 19,710,000 Holdco Shares that will remain outstanding following the Business Combination, (ii) the exercise of any ESOP awards that will be outstanding as at Closing (and which are expected to be represent an aggregate of 22,846,709 Holdco Class A Shares), or (iii) the exercise of any awards that may be issued under Holdco’s EIP or ESSP following Closing, in each case, because such warrants and awards will not be exercisable or convertible within 60 days of June 30, 2021.
The expected beneficial ownership of Holdco Shares post — Business Combination is based on 309,366,135 Holdco Shares issued and outstanding, assuming no redemption, and 270,671,885 Holdco Shares issued and outstanding, assuming maximum redemption, and assumes (i) issuance of 45,000,000 Holdco Shares in the PIPE Financing and (ii) that the amount in the Trust Account is $379,656,050 (which was the approximate value of the Trust Account as of June 30, 2021, not taking into account $13,282,500 of deferred underwriting fees to be paid). If the actual facts are different than these assumptions, the numbers in the below table will be different.
Unless otherwise indicated, Holdco believes that all persons named in the table below have sole voting and investment power with respect to all shares of capital stock beneficially owned by them. To Holdco’s knowledge, no Holdco Shares beneficially owned by any executive officer, director or director nominee have been pledged as security.
Unless otherwise indicated, the address of each person named below is c/o Lilium B.V. Rhijnspoorplein 10, 1018TX Amsterdam, The Netherlands.

	Pre-Business Combination and PIPE Transaction		Post-Business Combination and PIPE Transaction
			Assuming No Redemption		Assuming Maximum Redemption
Beneficial Owner	Number	%	Number	%	Number	%
Current Executive Officers and Directors of Qell
Sponsor(1)	9,487,500(2)(3)(4)(6)	20%	7,658,555(5)	2.5%	7,658,555	2.8%
Barry Engle(1)(5)	—	—%	—	—%	—	—%
Sam Gabbita(1)(5)	—	—%	—	—%	—	—%
Kathleen Ligocki	—	—%	—	—%	—	—%
Jonathan Walker	—	—%	—	—%	—	—%
Steve Adams	—	—%	—	—%	—	—%
Ryan Popple	—	—%	—	—%	—	—%
David Cozens	—	—%	—	—%	—	—%
All executive officers and directors of Qell as a group (8 persons)
Executive Officers and Directors of Holdco Post-Business Combination
Daniel Wiegand(7)	—	—%	24,310,525	7.9%	24,310,525	9.0%
Geoffrey Richardson(8)	—	—%	400,000	(16)*	225,000	*
Dr. Thomas Enders(9)	—	—%	147,940	*	147,940	*
Barry Engle	—	—%	—	—%	—	—%
David Wallerstein(10)	—	—%	1,049,805	*	1,049,805	*
Niklas Zennström(11)	—	—%	40,778,070	13.2%	40,778,070	15.1%
Gabrielle Toledano	—	—%	—	—%	—	—%
Henri Courpron	—	—%	—	—%	—	—%
All executive officers and directors of Holdco as a group (6 persons)	—	—%	66,686,340	21.6%	66,511,340	24.6%
5% and Greater Shareholders
Sebastian Born(12)	—	—%	17,988,935	5.8%	17,988,935	6.6%
Matthias Meiner(13)	—	—%	17,988,935	5.8%	17,988,935	6.6%
Atomico Entities(11)	—	—%	40,778,070	13.2%	40,778,070	15.1%
Tencent Mobility (Luxembourg) S.à r.l.(14)	—	—%	75,912,275	24.5%	75,912,275	28.0%
Scottish Mortgage Investment Trust plc(15)	—	—%	17,667,275	5.7%	17,667,275	6.5%

(1)
The business address of each of these entities and individuals is 505 Montgomery Street, Suite 1100, San Francisco, CA 94111.

(2)
The Qell Class B Ordinary Shares will automatically convert into Qell Class A Ordinary Shares at Closing.

(3)
Does not include 7,060,000 Qell Class A Ordinary Shares underlying the Private Placement Warrants.

(4)
The shares reported herein are held in the name of the Sponsor. The Sponsor is governed by two managers, Barry Engle and Sam Gabbita. As such, Barry Engle and Sam Gabbita have voting and investment discretion with respect to the Qell Class B Ordinary Shares held of record by the Sponsor and may be deemed to have shared beneficial ownership of the Qell Class B Ordinary Shares held directly by the Sponsor.

(5)
Does not include any shares indirectly owned by this individual as a result of his ownership interest in the Sponsor.

(6)
For the pre-Business Combination and PIPE transaction period, does not reflect the 1,828,945 Founder Shares the Sponsor has agreed to forfeit in connection with the Business Combination.

(7)
Consists of 24,310,525 Holdco Class B Shares.

(8)
Consists of 400,000 Holdco Class A Shares assuming no redemption and 225,000 Holdco Class A Shares assuming maximum redemption, in each case, representing the success fee Lilium has agreed to pay Mr. Richardson in connection with the consummation of the Business Combination, which will be equal to 0.5% of financing proceeds secured by Lilium (provided the value of the success fee may not exceed $4,000,000), including financing proceeds secured by Lilium in connection with the Business Combination, subject to Mr. Richardson’s continued employment through the consummation of the Business Combination. Pursuant to the Business Combination Agreement, Lilium intends to settle such success fee in Holdco Class A Shares or in the form of an equity award to acquire Holdco Class A Shares. Certain terms and conditions of the success fee, including any vesting conditions that may be imposed, have not been determined as of the date of this proxy statement.

(9)
Consists of approximately 147,940 Holdco Class A Shares (premised on August 15, 2021 Closing) to be issued to Mr. Enders in connection with the conversion of a convertible loan upon the consummation of the Business Combination pursuant to a convertible loan agreement entered into between Mr. Enders and Lilium. If the Closing date is later than August 15, 2021, then the number of Holdco Class A Shares issued to Mr. Enders shall increase marginally as a result of interest accruing on the convertible loan.

(10)
Consists of (i) 620,210 Holdco Class A Shares held of record by Lilium Beteiligungs UG (haftungsbeschränkt) & Co. KG for the benefit of Mr. Wallerstein and (ii) 429,595 Holdco Class A Shares held in trust by Stichting eVTOL Investment for the benefit of Mr. Wallerstein. The business address for Lilium Beteiligungs UG (haftungsbeschränkt) & Co. KG is Claude-Dornier-Straße 1, Geb. 335, 82334 Wessling, Germany, and for Stichting eVTOL Investment is Naritaweg 165, 1043 BW Amsterdam, the Netherlands.

(11)
Consists of (i) 32,060,305 Holdco Class A Shares held of record (following the Exchange) by Atomico IV, L.P. (“Atomico IV”), and 1,223,790 Holdco Class A Shares to be subscribed for by Atomico IV in connection with the PIPE and (ii) 7,217,765 Holdco Class A Shares held of record (following the Exchange) by Atomico IV (Guernsey), L.P. (“Atomico IV (Guernsey)”), and 276,210 Holdco Class A Shares to be subscribed for by Atomico IV (Guernsey) in connection with the PIPE. Atomico Advisors IV, Ltd. (“Atomico Advisors IV”) is the general partner of each of Atomico IV and Atomico IV (Guernsey). Niklas Zennström, Mark Dyne, Nicole Ramroop and Claris Ruwende, the members of the board of directors of Atomico Advisors IV, may be deemed to have shared voting and dispositive power over the shares held by each of Atomico IV and Atomico IV (Guernsey). The business address of Atomico IV and Atomico Advisors IV is One Capital Place, Grand Cayman, KY1-1103 Cayman Islands. The business address of Atomico IV (Guernsey) is Old Bank Chambers, La Grande Rue St. Martin’s, Guernsey, GY4 6RT, Channel Islands.

(12)
Consists of 17,988,935 Holdco Class A Shares held of record by Sebastian Born.

(13)
Consists of 17,988,935 Holdco Class A Shares held of record by Matthias Meiner.

(14)
Consists of (i) 67,412,275 Holdco Class A Shares held of record (following the Exchange) by Tencent Mobility (Luxembourg) S.à r.l. (“Tencent Mobility (Luxembourg)”), and (ii) 8,500,000 Holdco Class A Shares to be subscribed for by Tencent Mobility (Luxembourg) in connection with the PIPE. Tencent Mobility (Luxembourg) is a wholly-owned subsidiary of Tencent Mobility Limited, a company limited by shares incorporated in Hong Kong. Tencent Mobility Limited is a direct wholly-owned subsidiary of Tencent Holdings Limited. Tencent Holdings Limited is a publicly traded company. The business address of Tencent Mobility (Luxembourg) S.à r.l. is 6 rue Eugène Ruppert, 2453 Luxembourg, Grand Duchy of Luxembourg. The business address of Tencent Mobility Limited and Tencent Holdings Limited is 29/F., Three Pacific Place No. 1, Queen’s Road East, Wanchai, Hong Kong.

(15)
Consists of 7,667,275 Holdco Class A Shares held of record (following the Exchange) by Scottish Mortgage Investment Trust plc (“SMIT”) and 10,000,000 Holdco Class A Shares to be subscribed for by SMIT in connection with the PIPE. As agent for SMIT, Baillie Gifford & Co may be deemed to share the power to direct the disposition and vote of the securities held by SMIT. Baillie Gifford & Co disclaims beneficial ownership of all shares held by SMIT. SMIT is a publicly traded company. The business address of SMIT is c/o Baillie Gifford & Co, Calton Square, 1 Greenside Row, Edinburgh EH1 3AN, Scotland.

(16)
Indicates a shareholding of less than 1%.

PRICE RANGE OF SECURITIES AND DIVIDENDS
Qell
Price Range of Qell’s Securities
The Qell Units, each of which consists of one Qell Class A Ordinary Share and one-third of one Qell warrant to acquire one Qell Class A Ordinary Share, began trading on Nasdaq under the symbol “QELLU” on September 29, 2020. On November 18, 2020, Qell announced that holders of its Qell Public Units could elect to separately trade the Qell Class A Ordinary Shares and Qell Public Warrants. On November 23, 2020, the Qell Class A Ordinary Shares and Qell Public Warrants began trading on Nasdaq under the symbols “QELL” and “QELLW,” respectively.
On March 29, 2021, the trading date before the public announcement of the Business Combination, the Qell Public Units, Qell Class A Ordinary Shares and Qell Public Warrants closed at $10.39, $9.92 and $1.52, respectively. As of August 6, 2021, the closing price for each Qell Public Unit, Qell Class A Ordinary Share, and Qell Public Warrant was $10.48, $9.95 and $1.525, respectively.
Holders of the Qell Public Units, Qell Class A Ordinary Shares and Qell Public Warrants should obtain current market quotations for their securities. The market price of Qell’s securities could vary at any time before the Business Combination.
Holders
There is one holder of record of the Qell Public Units, one holder of record of the separately traded Qell Class A Ordinary Shares, and one holder of record of the separately traded Qell Public Warrants.
Dividend Policy
Qell has not paid any cash dividends on its Qell Class A Ordinary Shares to date and does not intend to pay cash dividends prior to the completion of the Business Combination.
Lilium
Price Range of Lilium Securities
Historical market price information regarding Lilium’s ordinary shares is not provided because they do not have a public market.
Dividend Policy
Lilium has never declared or paid any cash dividends on its ordinary shares.
Holdco
Price Range of Holdco’s Securities
Historical market price information regarding Holdco is not provided because, as of the date of this proxy statement/prospectus, there is no public market for the Holdco Shares.
Dividend Policy
Holdco has not paid any cash dividends on the Holdco Shares to date and does not intend to pay cash dividends prior to the completion of the Business Combination. The payment of cash dividends in the future will be dependent upon Holdco’s revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of the Business Combination. The payment of any cash dividends subsequent to the Business Combination will be within the discretion of the Holdco Board, it being noted that any proposal for dividend by the Holdco Board after the adoption of the annual accounts of Holdco shall be at the disposal of the general meeting of Holdco. However, Holdco does not anticipate paying any dividends on the Holdco Shares for the foreseeable future.

PROPOSAL NO. 1 — THE BUSINESS COMBINATION PROPOSAL
Overview
Qell is asking its shareholders to authorize the adoption of, and approve, the Business Combination Agreement and the transactions contemplated thereby, including the Business Combination.
Qell shareholders should read carefully this proxy statement/prospectus in its entirety for more detailed information concerning the Business Combination Agreement, which is attached as Annex A to this proxy statement/prospectus. Please see the sections entitled “The Business Combination” and “The Business Combination Agreement and Ancillary Documents” for additional information and a summary of certain terms of the Business Combination and the Business Combination Agreement. Qell shareholders are urged to read carefully the Business Combination Agreement in its entirety before voting on this proposal.
Vote Required for Approval
The Business Combination is conditioned on the approval of the Business Combination Proposal at the General Meeting.
This Business Combination Proposal (and consequently, the Business Combination Agreement and the transactions contemplated thereby, including the Business Combination) will be adopted and approved only if the Qell shareholders approve an ordinary resolution which requires the affirmative vote of the holders of at least a majority of the issued Qell Ordinary Shares present in person or represented by proxy at a quorate General Meeting and entitled to vote. Broker non-votes and abstentions will have no effect on the outcome of the vote on the Business Combination Proposal.
As of the date of this proxy statement/prospectus, the Sponsor has agreed to vote any Qell Ordinary Shares owned by them in favor of the Business Combination Proposal. As of the date hereof, the Sponsor owns 20% of the issued Qell Ordinary Shares and have not purchased any public shares, but may do so at any time.
Recommendation of the Qell Board
THE QELL BOARD RECOMMENDS
THAT QELL SHAREHOLDERS VOTE “FOR”
THE BUSINESS COMBINATION PROPOSAL.

PROPOSAL NO. 2 — THE MERGER PROPOSAL
Overview
Qell is asking its shareholders to authorise and approve the Plan of Merger and the consummation of the Merger and the remaining transactions contemplated thereby.
Qell shareholders should read carefully this proxy statement/prospectus in its entirety for more detailed information concerning the Merger Documents, including the Plan of Merger between Qell and Merger Sub, which will be substantially in the form to the accompanying proxy statement / prospectus attached as Annex B. Please see the sections entitled “The Business Combination” and “The Business Combination Agreement and Ancillary Documents” for additional information and a summary of certain terms of the Merger. Qell shareholders are urged to read carefully the Plan of Merger in its entirety before voting on this proposal.
Vote Required for Approval
The Business Combination is conditioned on the approval of the Merger Proposal at the General Meeting.
This Merger Proposal will be adopted and approved only if the Qell shareholders approve a special resolution which requires the affirmative vote of the holders of at least two thirds of the votes cast by the holders of issued Qell Ordinary Shares present in person or represented by proxy at a quorate General Meeting and entitled to vote. Broker non-votes and abstentions will have no effect on the outcome of the vote on the Merger Proposal.
As of the date of this proxy statement/prospectus, the Sponsor has agreed to vote any Qell Ordinary Shares owned by them in favor of the Merger Proposal. As of the date hereof, the Sponsor owns 20% of the issued Qell Ordinary Shares and have not purchased any public shares, but may do so at any time.
Recommendation of the Qell Board
THE QELL BOARD RECOMMENDS
THAT QELL SHAREHOLDERS VOTE “FOR”
THE MERGER PROPOSAL.

PROPOSAL NO. 3 — THE INCENTIVE PLAN PROPOSAL
Overview
Assuming that the Business Combination Proposal and the Merger Proposal are approved, Qell’s shareholders are also being asked to approve and adopt the Incentive Plan. A total number of Holdco Class A Shares will initially be reserved for issuance under the Incentive Plan as detailed in Section 6.10 of the Business Combination Agreement.
Our board of directors approved the Incentive Plan, subject to shareholder approval at the Qell General Meeting, and approval of the Holdco Board and the shareholders of Holdco prior to the Closing Commencement Date. If the Incentive Plan is approved by our shareholders, the Incentive Plan will become effective upon Closing. If the Incentive Plan is not approved by our shareholders, it will not become effective and no equity awards will be granted thereunder. The Incentive Plan is described in more detail below. A copy of the Incentive Plan is attached to this proxy statement/prospectus as Annex C.
The Incentive Plan is intended to replace the legacy employee stock option program established by Lilium (the “Legacy Stock Option Program”), which will be assumed in the Business Combination. Following the Final Closing Date, no additional equity awards will be granted under the Legacy Stock Option Program, although all outstanding equity awards granted under the Legacy Stock Option Program immediately prior to the Final Closing Date, going forward, will be settled by Holdco and continue to be subject to the terms and conditions as set forth in the agreements evidencing such equity awards and the terms of the Legacy Stock Option Program (in each case as may be amended from time to time in accordance with their terms).
After careful consideration, the Qell Board believes that approving the Incentive Plan is in the best interests of Qell. The Incentive Plan promotes ownership in Holdco by its employees, non-employee directors and independent contractors, and aligns incentives between these service providers and shareholders by permitting these service providers to receive compensation in the form of awards denominated in, or based on the value of, our shares. Therefore, the Qell Board recommends that our shareholders approve the Incentive Plan.
Summary of the Incentive Plan
The following is a summary of the material features of the Incentive Plan. The summary is qualified in its entirety by reference to the complete text of the Incentive Plan attached as Annex C to this proxy statement/prospectus.
Purpose
The purpose of the Incentive Plan is to advance our interests by providing for the grant to our employees, directors and independent contractors of stock and stock-based awards.
Administration
The Incentive Plan will be administered by Holdco’s compensation committee, except with respect to matters that are not delegated to the compensation committee by the Holdco Board to the extent permitted by applicable law. The compensation committee (or board of directors, as applicable) will have, among other things, the discretionary authority to interpret the Incentive Plan and any awards granted under it, determine eligibility for and grant awards, determine the exercise price, base value from which appreciation is measured or purchase price, if any, applicable to any award, determine, modify, accelerate and waive the terms and conditions of any award, determine the form of settlement of awards, prescribe forms, rules and procedures relating to the Incentive Plan and awards and otherwise to do all things necessary or desirable to carry out the purposes of the Incentive Plan or any award; provided that, other than in connection with certain corporate transactions or changes to our capital structure, shareholder approval will be required to reprice, amend, or substitute stock options granted under the Incentive Plan with new stock options having a lower exercise price, and to pay any consideration upon the cancellation of any stock options that have a per share exercise price greater than the fair market value of a share on the date of such cancellation.

Each stock option will have a maximum term of not more than ten years from the date of grant (or five years, in the case of certain ISOs). The compensation committee (or board of directors, as applicable) may delegate such of its duties, powers and responsibilities as it may determine to one or more of its members, members of the board of directors and, to the extent permitted by law, our officers, and may delegate to employees and other persons such ministerial tasks as it deems appropriate. As used in this summary, the term “Administrator” refers to the compensation committee (or board of directors, as applicable) and its authorized delegates, as applicable.
Eligibility
Employees and independent contractors of Holdco, its subsidiaries and, to the extent permitted under applicable law, its affiliates are eligible, as are our non-employee directors (collectively, the “service providers”) to participate in the Incentive Plan. Eligibility for stock options intended to be incentive stock options, or ISOs, is limited to Holdco’s employees or employees of certain of Holdco’s affiliates. Eligibility for nonstatutory stock options and stock appreciation rights is limited to service providers who are providing direct services to us or certain of our affiliates on the date of grant of the award. As of the date of this proxy statement/prospectus/consent solicitation, approximately 772 service providers, which includes 653 employees (including all of Holdco’s executive officers) and 115 independent contractors (other than non-employee directors) and 4 non-employee directors, would be eligible to participate in the Incentive Plan.
Authorized Shares
Subject to adjustment as described below, the maximum number of shares that may be delivered in satisfaction of awards under the Incentive Plan is a number of shares equal to 8% of (a) the number of shares of Holdco immediately after the Closing, and (b) that number of shares underlying legacy options under the Legacy Stock Option Program, which will be increased by that number of shares underlying legacy options that are unallocated under the Legacy Stock Option Program, taking into account (i) any increases or adjustments to the share reserve of the Legacy Stock Option Program prior to, or at, the consummation of the Business Combination and (ii) forfeitures of options previously issued under the Legacy Stock Option Program following the consummation of the Business Combination. The maximum number of shares that may be issued under the Incentive Plan pursuant to incentive stock options shall not exceed the number of shares initially made available under the Incentive Plan. The share pool may be increased on the first day of each fiscal year of the Company by such number of shares determined by Holdco’s board of directors on or prior to the date of any increase that will not exceed five percent (5%) of the outstanding shares on the last day of the immediately preceding fiscal year.
The number of shares delivered in satisfaction of awards under the Incentive Plan is determined (i) by excluding shares withheld by us in payment of the exercise price or purchase price of the award or in satisfaction of tax withholding requirements with respect to the award, (ii) by including only the number of shares delivered in settlement of a SAR any portion of which is settled in shares, and (iii) by excluding any shares underlying awards settled in cash or that expire, become unexercisable, terminate or are forfeited to us without the delivery (or retention, in the case of restricted stock) of shares.
Shares that may be delivered under the Incentive Plan may be authorized but unissued shares or previously issued shares acquired by us.
Director Limits
The aggregate value of all awards granted to any of our non-employee directors with respect to any fiscal year under the Incentive Plan, taken together with any cash fees paid during such fiscal year, for his or her services as a director during such fiscal year, may not exceed $1,000,000 in total value for any non-employee director serving as the lead director of the Holdco Board or chair of the Holdco Board and $750,000 for any other non-employee director, with the value of any awards under the Incentive Plan calculated based on their grant date fair value and assuming maximum payout. Such limits will include the value of any stock awards that are received in lieu of all or a portion of any annual committee cash retainers or other similar cash based payments, but will not include stock awards granted to an individual while he or she was serving in a service-provider capacity other than as a non-employee director.

Types of Awards
The Incentive Plan provides for the grant of stock options, restricted stock, stock appreciation rights, stock units, including restricted stock units, and stock bonuses.
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Stock options.   The Administrator may grant stock options. A stock option is a right entitling the holder to acquire Holdco Class A Shares upon payment of the applicable exercise price. Each stock option will be designated in the award agreement as either an incentive stock option, or ISO, or a nonstatutory stock option. However, regardless of that designation, to the extent that the aggregate fair market value of the shares with respect to which ISOs are exercisable for the first time by the participant during any calendar year, under all plans of the company and any affiliate, exceeds $100,000, such stock options will be treated as nonstatutory stock options. Fair market value of the shares will be determined as of the date the option with respect to such shares was granted. The exercise price per share of each stock option granted under the Incentive Plan shall be no less than 100% of the fair market value of a share on the date of grant (110% in the case of certain ISOs), except that stock options may be granted with an exercise price per share of less than 100% of the fair market value of a share on the date of grant (i) pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) consistent with the application with Section 409A of the Code, in each case to the extent applicable or (iii) as permitted pursuant to other applicable law. Other than in connection with certain corporate transactions or changes to our capital structure, stock options granted under the Incentive Plan may not be repriced, amended, or substituted for with new stock options having a lower exercise price, nor may any consideration be paid upon the cancellation of any stock options that have a per share exercise greater than the fair market value of a share on the date of such cancellation, in each case, without shareholder approval. Each stock option will have a maximum term of not more than ten years from the date of grant (or five years, in the case of certain ISOs). At the time a stock option is granted, the Administrator will fix the period within which the stock option may be exercised and will determine any conditions that must be satisfied before the stock option may be exercised. A stock option may become exercisable upon completion of a specified period of service with the company or affiliate and/or based on the achievement of performance goals during a performance period as set out in advance in the award agreement. If a stock option is exercisable based on the satisfaction of performance goals, then the Administrator will determine the length, nature and starting date of any performance period for such stock option, will select the performance goals to be used to measure the performance, and will determine what, if any, additional vesting conditions should apply. The Administrator will determine the acceptable form of consideration for exercising a stock option, including the method of payment (for an incentive stock option, the Administrator will make that determination at the time of grant). Consideration for both types of stock options may consist entirely of: (1) cash, (2) check, (3) promissory note (to the extent permitted by law), (4) other shares (provided their fair market value on the date of surrender is equal to the aggregate exercise price of the shares as to which to the stock option will be exercised and provided that accepting such shares will not result in any adverse accounting consequences to the company, as the Administrator determines in its sole discretion), (5) consideration received by the company under a broker-assisted (or other) cashless exercise program implemented by the company, (6) by net exercise, (7) such other consideration and method of payment that is permitted by applicable law, or (8) any combination of the foregoing methods of payment. If a participant ceases to be a service provider with respect to the company or its affiliates, other than upon termination as a result of death, disability or cause, the participant may exercise his or her stock option, to the extent vested, within such period of time as specified in the award agreement, or in the absence of a specified period in the award agreement, for a three (3) month period following termination. If a participant ceases to be a service provider with respect to the company or its affiliates as a result of death or disability, the participant (or the participant’s estate, as applicable) may exercise his or her stock option, to the extent vested, within such period of time as specified in the award agreement, or in the absence of a specified period in the award agreement, for a twelve (12) month period following termination. If a participant ceases to be a service provider with respect to the company or its affiliates as a result of being terminated for cause (as defined by the plan), any outstanding stock option, including any vested portion thereof, held by such participant will terminate in its entirety. Unless otherwise provided by the Administrator, if on the date of termination, the participant is not vested as to his or her entire stock option, the shares covered by the unvested portion of the award will revert to the Incentive Plan. If after termination the participant does not exercise his or her stock option within the time specified, the stock option will terminate, and the shares covered by such option will revert to the plan.
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Restricted stock.   The Administrator may grant awards of restricted stock. Restricted stock awards are Holdco Class A Shares subject to restrictions requiring that they be forfeited, redelivered or offered for sale to us if specified performance or other vesting conditions are not satisfied. Each award of restricted stock will be evidenced by an award agreement that will specify the period of restriction, if any, the number of shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the company as escrow agent will hold shares of restricted stock until the restrictions on such shares have lapsed. These restrictions may lapse upon the completion of a specified period of service with the company or affiliate and/or based on the achievement of performance goals during a performance period as set out in advance in the award agreement. During the period of restriction, individuals holding shares of restricted stock may exercise full voting rights, and will be entitled to receive all dividends and other distributions paid, with respect to those shares, unless the Administrator determines otherwise. If any such dividends or distributions are paid in shares, the shares will be subject to the same restrictions as the shares of restricted stock with respects to which they were paid. During the period of restriction, any such dividends or distributions will be subject to the same restrictions and risk of forfeiture as the shares of restricted stock with respect to which the dividends accrue and will not be paid or distributed unless and until such related shares have vested and been earned. On the date set forth in the award agreement, restricted stock for which restrictions have not lapsed will be cancelled and returned as unissued shares to the company, and again will become available for grant under the Incentive Plan.

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Stock appreciation rights.   The Administrator may grant stock appreciation rights. A stock appreciation right is a right entitling the holder upon exercise to receive an amount (payable in cash or shares of equivalent value) equal to the excess of the fair market value of the shares subject to the right over the per share exercise price from which appreciation is measured. The per share exercise price for the shares to be issued pursuant to the exercise of a stock appreciation right will be determined by the Administrator and will be no less than 100% of the fair market value of a share on the date of grant. Otherwise, the Administrator will have complete discretion to determine the terms and conditions of stock appreciation rights granted under the Incentive Plan, subject to the provisions of the plan. Each stock appreciation right grant will be evidenced by an award agreement that will specify the exercise price, the term of the stock appreciation right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine. A stock appreciation right may become exercisable upon completion of a specified period of service with the company or affiliate and/or based on the achievement of performance goals during a performance period as set out in advance in the award agreement. If a stock appreciation right is exercisable based on the satisfaction of performance goals, then the Administrator will determine the length, nature and starting date of any performance period for such stock appreciation right, will select the performance goals to be used to measure the performance, and will determine what, if any, additional vesting conditions should apply. Upon the exercise of a stock appreciation right, a participant will be entitled to receive payment from the company in an amount determined by multiplying the difference between the fair market value of a share on the date of exercise over the exercise price by the number of shares with respect to which the stock appreciation right is exercised. At the discretion of the Administrator, the payment upon exercise of a stock appreciation right may be in cash, in shares of equivalent value, or in some combination thereof.

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Stock units.   The Administrator may grant awards of stock units, including restricted stock units. A stock unit is a bookkeeping entry representing an amount equal to the fair market value of one share of Holdco Class A Shares. A restricted stock unit is a stock unit subject to lapse restrictions. Each stock unit represents an unfunded and unsecured obligation of Holdco. After the Administrator determines that it will grant stock units under the plan, it will advise the participant in an award agreement of the terms, conditions, and restrictions, if any, related to the grant, including the number of stock units. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of restricted stock units that will be paid out to the participant. A restricted stock unit award may vest upon completion of a specified period of service with the company or affiliate and/or based on the achievement of performance goals during a performance period as set out in advance in the award agreement. If restricted stock units vest based upon satisfaction of performance goals, then the Administrator will determine the length, nature and starting date of any performance period for the stock units, will select the performance goals to be used to measure the performance, and will determine what, if any, additional vesting conditions should apply. Upon meeting the applicable vesting criteria, the participant will be entitled to receive a payout as determined by the Administrator. The Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout. The Administrator may, in its sole discretion, award dividend equivalents in connection with the grant of stock units that may be settled in cash, in shares of equivalent value, or in some combination thereof. The Administrator may provide that such dividend equivalents will be paid or distributed when accrued or at a later specified date, and if distributed at a later date, may be deemed to have been reinvested in additional shares, awards, or other investment vehicles or accrued in a bookkeeping account without interest, and subject to such restrictions on transferability and risks of forfeiture as the Administrator may specify. Absent a contrary provision in an award agreement, such dividend equivalents will be subject to the same restrictions and risk of forfeiture as the restricted stock units with respect to which the dividends accrue and will not be paid or settled unless and until the related restricted stock units have vested and been earned. Payment of earned stock units will be made upon the date or dates determined by the Administrator and set forth in the award agreement. The Administrator, in its sole discretion, may only settle earned stock units in cash, shares, or a combination of both. On the date set forth in the award agreement, all shares underlying any unvested, unlapsed unearned restricted stock units will be forfeited to Holdco for future issuance.
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Stock bonuses.   The Administrator may grant stock bonus awards, which are awards of Holdco Class A Shares without a purchase price that are not subject to any restrictions. Stock bonus awards may but are not required to be made pursuant to an award agreement.

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Substitute awards. The Administrator may grant substitute awards in connection with certain corporate transactions, which may have terms and conditions that are inconsistent with the terms and conditions of the Incentive Plan.

Vesting; Terms of Awards
The Administrator determines the terms and conditions of all awards granted under the Incentive Plan, including the time or times an award vests or becomes exercisable, the terms and conditions on which an award remains exercisable, and the effect of termination of a participant’s employment or service on an award. The Administrator shall have the discretion to determine at any time and to what extent the vesting of an award shall be suspended during any leave of absence; provided that vesting shall continue during any paid leave and shall be suspended during any unpaid leave (unless otherwise required by applicable law). In the event that a participant’s regular level of time commitment in the performance of services for Holdco or any subsidiary is reduced (such as a change from full-time to part-time), the Administrator may in its discretion make a corresponding reduction in the number of shares or cash that is scheduled to vest or become payable after the change in time commitment, and may, in lieu of or in combination with such reduction, extend the vesting schedule (in accordance with Section 409A of the Code, as applicable).
Transferability of Awards
Except as the Administrator may otherwise determine, awards may not be transferred other than by will or by the laws of descent and distribution.
Adjustment Provisions
In the event of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in our capital structure, the Administrator shall make appropriate adjustments to the maximum number of shares that may be delivered under the Incentive Plan, the individual award limits, the number and kind of securities subject to, and, if applicable, the exercise or purchase prices (or base values) of outstanding awards, and any other provisions affected by such event.

Effect of Certain Corporation Transactions
In the event of certain corporate transactions, such as a transfer of all or substantially all of the assets of Holdco, a merger, consolidation or other capital reorganization or business combination with another corporation, entity or person, the consummation of a transaction or series of related transaction in which any person becomes the beneficial owner of more than 50% of the company’s then outstanding capital stock, or a change in control (as defined in the Incentive Plan) (collectively, a “corporate transaction”), the Administrator may, with respect to the outstanding awards, provide for any one or more of the following, without the participant’s consent (in each case, on such terms and subject to such conditions as it deems appropriate):
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The assumption, substitution or continuation of some or all awards (or any portion thereof) by the acquiror or surviving entity;

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The acceleration of exercisability or delivery of shares in respect of any award, in full or in part;

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The opportunity to exercise options prior to the occurrence of the corporate transaction;

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The cancellation of some or all of the awards in exchange for a payment equal to the difference between the fair market value of the shares subject to the award and its exercise or base price, if any; or

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The cancellation of outstanding awards in exchange for no consideration.

The Administrator need not treat all outstanding awards (or any portion thereof) in an identical manner. Except as the Administrator may otherwise determine, each award will automatically terminate or be forfeited immediately prior to the consummation of the covered transaction, other than awards that are substituted for, assumed, or that continue following the covered transaction.
Clawback
The Administrator may provide that any outstanding award, the proceeds of any award or shares acquired thereunder and any other amounts received in respect of any award or shares acquired thereunder will be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of specified events. In addition, awards are subject to Holdco’s clawback policy as may be established or amended from time to time. The Administrator may require a participant to forfeit, return to and/or reimburse the company for all or any portion of the award and/or shares issued under any award, any amounts paid under an award, and any payments or proceeds paid or provided upon the disposition of shares issued under the award, pursuant to the terms of such company policy or as required by applicable law.
Amendments and Termination
The Administrator may at any time amend the Incentive Plan or any outstanding award and may at any time suspend or terminate the Incentive Plan as to future grants. However, except as expressly provided in the Incentive Plan, the Administrator may not alter the terms of an award so as to materially and adversely affect a participant’s rights without the participant’s consent (unless the Administrator expressly reserved the right to do so in the applicable award agreement). Any amendments to the Incentive Plan will be conditioned on shareholder approval to the extent required by applicable law, regulations or stock exchange requirements. Any termination of the Incentive Plan will not affect the Administrator’s ability to exercise the powers granted to it with respects to awards granted prior to the date of such termination.
Term
No ISO awards shall be granted under the Incentive Plan after the completion of ten years from the date on which the Incentive Plan is approved by the Holdco Board or approved by Holdco’s shareholders (whichever is earlier), but awards previously granted may extend beyond that time. Otherwise, the Incentive Plan will continue until terminated by Holdco.
Rules for Participants in Certain Jurisdictions
The Administrator may at any time and from time to time (including before or after an equity award is granted) establish, adopt or revise any rules and regulations as it may deem necessary or advisable for purposes of satisfying applicable securities, tax, blue sky, world sky or other laws of various jurisdictions, including by establishing one or more sub-plans, supplements or appendices under the Incentive Plan or any award agreement setting forth (i) such limitations on the Administrator’s discretion under the Incentive Plan and (ii) such additional or different terms and conditions, in each case, as the Administrator deems necessary or advisable. Any such sub-plan, supplement, appendix, rule or regulation will be deemed to be a part of the Incentive Plan but will apply only to participants within the applicable jurisdiction (as determined by the Administrator). No sub-plan, supplement, appendix, rule or regulation established under the Incentive Plan will increase the share pool under the Incentive Plan.
U.S. Federal Income Tax Consequences of the Incentive Plan
The following is a summary of U.S. federal income tax consequences associated with awards granted under the Incentive Plan. The summary does not purport to cover federal employment tax or other U.S. federal tax consequences that may be associated with the Incentive Plan, nor does it cover state, local or non-U.S. taxes, except as may be specifically noted. The Incentive Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended, and is not intended to be qualified under Section 401(a) of the Code.
Stock Options (other than ISOs)
In general, a participant has no taxable income upon the grant of a stock option that is not intended to be an ISO (an “NSO”) but realizes income in connection with the exercise of the NSO in an amount equal to the excess (at the time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price. A corresponding deduction is generally available to us, subject to the limitations set forth in the Code. Upon a subsequent sale or exchange of the shares, any recognized gain or loss is treated as a capital gain or loss for which we are not entitled to a deduction.
ISOs
In general, a participant realizes no taxable income upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the participant. With some exceptions, a disposition of shares purchased pursuant to an ISO within two years from the date of grant or within one year after exercise produces ordinary income to the participant (and generally a deduction to us, subject to the limitations set forth in the Code) equal to the value of the shares at the time of exercise less the exercise price. Any additional gain recognized in the disposition is treated as a capital gain for which we are not entitled to a deduction. If the participant does not dispose of the shares until after the expiration of these one and two-year holding periods, any gain or loss recognized upon a subsequent sale of shares purchased pursuant to an ISO is treated as a long-term capital gain or loss for which we are not entitled to a deduction.
Restricted Stock Awards
A participant who is awarded or purchases shares subject to a substantial risk of forfeiture generally does not have income until the risk of forfeiture lapses. When the risk of forfeiture lapses, the participant has ordinary income equal to the excess of the fair market value of the shares at that time over the purchase price, if any, and a corresponding deduction is generally available to us, subject to the limitations set forth in the Code. However, a participant may make an election under Section 83(b) of the Code to be taxed on restricted stock when it is acquired rather than later, when the substantial risk of forfeiture lapses. A participant who makes an effective 83(b) election will realize ordinary income equal to the fair market value of the shares as of the time of acquisition less any price paid for the shares. A corresponding deduction will generally be available to us, subject to the limitations set forth in the Code. If a participant makes an effective 83(b) election, no additional income results by reason of the lapsing of the restrictions.
For purposes of determining capital gain or loss on a sale of shares awarded under the Incentive Plan, the holding period in the shares begins when the participant recognizes taxable income with respect to the transfer. The participant’s tax basis in the shares equals the amount paid for the shares plus any income realized with respect to the transfer. However, if a participant makes an effective 83(b) election and later forfeits the shares, the tax loss realized as a result of the forfeiture is limited to the excess of what the participant paid for the shares (if anything) over the amount (if any) realized in connection with the forfeiture.
SARs
The grant of a SAR does not itself result in taxable income, nor does taxable income result merely because a SAR becomes exercisable. In general, a participant who exercises a SAR for shares of stock or receives payment in cancellation of a SAR will have ordinary income equal to the amount of any cash and the fair market value of any stock received upon such exercise. A corresponding deduction is generally available to us, subject to the limitations set forth in the Code.
Restricted Stock Units
The grant of a restricted stock unit does not itself generally result in taxable income. Instead, the participant is taxed upon vesting and/or settlement of the award (and a corresponding deduction is generally available to us, subject to the limitations set forth in the Code), unless he or she has made a proper election to defer receipt of the shares (or cash if the award is cash settled) under Section 409A of the Code. The participant will recognize ordinary income equal to the fair market value of the shares or the amount of cash received by the participant. In addition, Section 409A of the Code imposes certain restrictions on deferred compensation arrangements. Equity awards that are treated as deferred compensation under Section 409A of the Code are intended to meet the requirements of this section of the Code.
Stock Bonuses
The grant of a stock bonus will result in taxable income to the participant in an amount equal to the fair market value of the shares on the date of grant.
Application of Section 409A of the Code
Section 409A of the Code imposes an additional 20% tax and interest on an individual receiving non-qualified deferred compensation under a plan that fails to satisfy certain requirements.
While the awards to be granted pursuant to the Incentive Plan are expected to be designed in a manner intended to comply with the requirements of Section 409A of the Code, if they are not exempt from coverage under such section, if they do not, a participant could be subject to additional taxes and interest.
New Plan Benefits
As of the date hereof, no awards have been granted under the Incentive Plan, and the Incentive Plan does not provide for set benefits or amounts and we have not approved any awards that are conditioned on shareholder approval of the Incentive Plan. If the Incentive Plan Proposal is approved, the Administrator may approve the issuance of awards to certain employees of Holdco following the Business Combination. These prospective awards are summarized in the table below. Additional grants under the Incentive Plan will be made at the discretion of the plan Administrator and are not yet determinable.
2021 Equity Incentive Plan
Name and Position	Dollar Value ($)	Number of Shares Underlying Award
Daniel Wiegand Chief Executive Officer	—	—
Geoffrey Richardson Chief Financial Officer	4,000,000(1)	—
Executive Group	—	—
Non-Executive Director Group	—	—
Non-Executive Officer Employee Group	—	—

(1)
On November 14, 2020, Lilium entered into an offer letter and confirmation letter with Mr. Richardson, pursuant to which Lilium has agreed to pay Mr. Richardson a success fee equal to 0.5% of financing proceeds secured by Lilium (provided the value of the success fee may not exceed $4,000,000), including financing proceeds secured by Lilium in connection with the Business Combination, subject to Mr. Richardson’s continued employment through the consummation of the Business Combination. The success fee will be paid within 30 days following the consummation of the Business Combination. Pursuant to the Business Combination Agreement, Lilium intends to settle such success fee in Holdco Class A Shares or in the form of an equity award to acquire Holdco Class A Shares. If the success fee is settled in the form of an equity award to acquire Holdco Class A Shares, such equity award may be granted under the Incentive Plan. Certain terms and conditions of the success fee, including any vesting conditions that may be imposed, have not been determined as of the date of this proxy statement/prospectus.

Registration with the SEC
If the Incentive Plan is approved by our shareholders and becomes effective, Holdco is expected to file a registration statement on Form S-8 registering the shares reserved for issuance under the Incentive Plan as soon as reasonably practicable after becoming eligible to use such form.
Equity Compensation Plan Information
Qell did not maintain, or have any securities authorized for issuance under, any equity compensation plans as of December 31, 2020.
Vote Required for Approval
The approval of the Incentive Plan Proposal requires the affirmative vote of holders of a majority of the Qell Ordinary Shares that are entitled to vote and are voted at the General Meeting. Accordingly, a Qell shareholder’s failure to vote by proxy or to vote in person at the General Meeting will not be counted towards the number of Qell Ordinary Shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Incentive Plan Proposal. Broker non-votes and abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the Incentive Plan Proposal.
Recommendation of the Board of Directors
THE QELL BOARD UNANIMOUSLY RECOMMENDS
THAT QELL SHAREHOLDERS VOTE “FOR”
THE APPROVAL OF THE INCENTIVE PLAN PROPOSAL.

PROPOSAL NO. 4 — THE EMPLOYEE SHARE PURCHASE PLAN PROPOSAL
Overview
Assuming that the Business Combination Proposal and the Merger Proposal are approved, Qell’s shareholders are also being asked to approve and adopt the 2021 Employee Share Purchase Plan (the “ESPP”). The ESPP permits eligible employees and/or eligible service providers the opportunity to purchase Holdco Class A Shares. Our board of directors approved the ESPP, subject to shareholder approval at the Qell General Meeting, and approval of the Holdco Board and the shareholders of Holdco prior to the Closing Commencement Date. If the ESPP is approved by our shareholders, the ESPP will become effective on Closing. If the ESPP is not approved by our shareholders, it will not become effective and no shares will be granted thereunder. The ESPP is described in more detail below. A copy of the ESPP is attached to this proxy statement/prospectus as Annex D.
After careful consideration, the Qell Board believes that approving the ESPP is in the best interests of Qell. The ESPP promotes employee retention and incentives for such persons to exert maximum efforts for the success of the company and its affiliates. Therefore, the Qell Board recommends that our shareholders approve the ESPP.
The following summary describes the material terms of the ESPP. This summary is not a complete description of all provisions of our ESPP and is qualified in its entirety by reference to the ESPP, which is filed as Annex D to this registration statement.
Qualified and Non-qualified Offerings
The ESPP consists of 2 components: a 423 component and a non-423 component. The 423 component is designed to qualify as an employee stock purchase plan under section 423 of the Code. The non-423 component need not satisfy the requirements applicable to the 423 component, but except as otherwise determined by the Holdco Board, the non-433 component will operate and be administered in the same manner as the 423 component. Eligible service providers (who may or may not be eligible employees) will only be able to participate in the non-423 component of the ESPP.
Administration
Our ESPP will be administered by the Holdco Board unless the Holdco Board delegates the administration of the ESPP to a committee or committees to the extent permitted by applicable law. The Board, or a committee or committees to whom authority has been delegated by the Holdco Board, will have the power and discretionary authority to interpret the ESPP, determine eligibility under the ESPP, prescribe forms, rules and procedures relating to our ESPP, and otherwise do all things necessary or desirable to carry out the purposes of the ESPP. If administration is delegated to a committee or committees, the committee or committees will have, in connection with the administration of the Plan, the powers possessed by the Holdco Board that have been delegated to such committee or committees, including the power to delegate to a subcommittee any of the administrative powers the committee or committees is authorized to exercise, in each case, to the extent permitted by law. The Holdco Board may retain the authority to concurrently administer the ESPP with the committee or committees and may, at any time, revest in the Board some or all of the powers previously delegated. Whether or not the Holdco Board has delegated administration of the ESPP to a committee or committees, the Holdco Board will have the final power to determine all questions of policy and expediency that arise in the administration of the ESPP. As used in this summary, the term “Administrator” refers to the Holdco Board and its authorized delegates, as applicable.
Restart
To the extent more than one purchase period is provided during an offering, the Administrator will have the discretion to structure such offering so that if the fair market value of a share on the first trading day of a new purchase period within that offering is less than or equal to the fair market value of a share on the offering date for that offering, then (i) that offering will terminate as of the purchase date specified with respect to such purchase period, after giving effect to such purchase on the applicable purchase date, (ii) all contribution amounts not applied to the purchase of shares after giving effect to such purchase on the applicable purchase date will be refunded to the applicable participants and (iii) the participants in such terminated offering will be automatically enrolled in a new offering beginning on the first trading day of such new offering period and purchase period.
Shares Subject to the ESPP
Subject to adjustment as described below, the aggregate number of shares available for purchase pursuant to the exercise of options under the ESPP will initially be zero shares on the effective date of the ESPP. The share pool may be increased on the first day of each fiscal year of Holdco by such number of shares determined by Holdco’s board of directors on or prior to the date of any increase that will not exceed the lesser of (i) 1% of the number of shares outstanding as of the close of business on the last day of the immediately preceding fiscal year and (ii) the number of shares equal to 1% of the number of shares of Holdco immediately after the Closing. Shares to be delivered upon exercise of options under the ESPP may be authorized but unissued shares or previously issued shares acquired by us, including shares repurchased by the company on the open market. If any option granted under the ESPP expires or terminates for any reason without having been exercised in full or ceases for any reason to be exercisable in whole or in part, the unpurchased shares subject to such option will again be available for purchase under the ESPP.
Eligibility
Participation in the ESPP will generally be limited to our employees and service providers and employees and service providers of our subsidiaries and affiliates (i) who have completed at least two (2) years of service since the employee’s or service provider’s last hire date, (ii) whose customary employment with us or one of our subsidiaries or affiliates, as applicable, is for more than five months per calendar year, (iii) who customarily work 20 hours or more per week, (iv) who are not highly compensated employees within the meaning of Section 423 of the Code and (v) who satisfy the requirements set forth in the ESPP or such other criteria as the Board may determine consistent with Section 423 of the Code. The Administrator may establish additional or other eligibility requirements, or change the requirements described in this paragraph, to the extent consistent with Section 423 of the Code. Any employee who owns (or is deemed under statutory attribution rules to own) shares possessing five percent or more of the total combined voting power or value of all classes of shares of us or our parent or subsidiaries, if any, will not be eligible to participate in the ESPP.
As of the date of this proxy statement/prospectus, approximately 653 employees (including all of our executive officers) and 119 other eligible service providers would be eligible to participate in the ESPP.
General Terms of Participation
The ESPP allows eligible employees and service providers to purchase shares during specified offering periods. Offerings may be comprised of one or more purchase periods. The maximum length for an offering under the ESPP is 27 months. The provisions of separate offerings need not be identical. During each offering period, eligible employees and service providers will be granted an option to purchase shares on each purchase date within the offering, each corresponding to the end of a purchase period within such offering. No participant will be granted an option under the ESPP that permits the participant’s right to purchase shares under the ESPP and under all other employee stock purchase plans of us or our parent or subsidiaries, if any, to accrue at a rate that exceeds $25,000 in fair market value (or such other maximum as may be prescribed by the Code) for each calendar year during which any option granted to the participant is outstanding at any time, determined in accordance with Section 423 of the Code.
The Administrator will establish one or more purchase dates during an offering on which purchase rights granted for that offering will be exercised and shares will be purchased in accordance with such offering. In connection with each offering, the Administrator may specify a maximum number of shares that may be purchased by any participant or all participants. If the aggregate purchase of shares on exercise of purchase rights granted under the offering would exceed any such maximum aggregate number, then, in the absence of any Administrator action otherwise, a pro rata (based on each participant’s accumulated contributions) allocation of the shares available will be made in as nearly a uniform manner as the Administrator determines is practicable and equitable.

The purchase price of each share issued pursuant to the exercise of an option under the ESPP on an exercise date will be the 85% (or such greater percentage as specified by the Administrator) of the lesser of: (a) the fair market value of a share of our Holdco Class A Shares on the date the option is granted, which will be the first day of the offering period, and (b) the fair market value of a share of our Holdco Class A Shares on the exercise date, which will be the last business day of the offering period.
The Administrator has the discretion to change the commencement and exercise dates of offering periods, the purchase price, the maximum number of shares that may be purchased with respect to any offering period, the duration of any offering periods and other terms of the ESPP, in each case, without shareholder approval, except as required by law.
Participants in our ESPP will pay for shares purchased under the ESPP through payroll deductions to the extent permitted by applicable law. Participants may elect to authorize payroll deductions between one and 15% of the participant’s eligible compensation each payroll period. To the extent permitted in the offering document, a participant may increase, reduce or terminate his or her payroll deductions. All payroll deductions made on behalf of a participant are credited to his or her account under the ESPP and deposited with our general funds. To the extent permitted in the offering document, a participant may make additional payments into such account. If required under applicable laws or regulations or if specifically provided in the offering, in addition to or instead of making contributions by payroll deductions, a participant may make contributions through a payment by cash, check, or wire transfer prior to a purchase date, in a manner the Administrator directs.
Withdrawal
During an offering, a participant may cease making contributions and withdraw from the offering by delivering to the Administrator or any third party designated by the Administrator a company-provided withdrawal form. The Administrator may impose a deadline before a purchase date for withdrawing. On such withdrawal, such participant’s purchase right in that offering will immediately terminate and the Administrator will distribute as soon as practicable to such participant all of his or her accumulated but unused contributions without interest and such participant’s purchase right in that offering will then terminate. A participant’s withdrawal from that offering will have no effect on his or her eligibility to participate in any other offerings under the ESPP, but such participant will be required to deliver a new enrollment form to participate in subsequent offerings.
Termination of Eligibility
Purchase rights granted pursuant to any offering under the ESPP will terminate immediately if the participant either (i) is no longer an eligible employee or eligible service provider for any reason or for no reason, or (ii) is otherwise no longer eligible to participate. The Administrator will have the exclusive discretion to determine when a participant is no longer actively employed or providing services, as applicable, and the date of the termination of employment or service for purposes of the ESPP. As soon as practicable, the Administrator will distribute to such individual all of his or her accumulated but unused contributions without interest.
Leave of Absence.
A participant will not be deemed to have terminated employment or failed to remain continuously employed by us or our related corporations and affiliates in the case of sick leave, military leave, or any other leave of absence approved by us; provided that such leave is for a period of not more than three months or reemployment upon the expiration of such leave is guaranteed by contract or statute. The Administrator will have sole discretion to determine whether a participant has terminated employment and the effective date on which the participant terminated employment, regardless of any notice period or garden leave required under local law.
Employment Transfers.
Unless otherwise determined by the Administrator, a participant whose employment (or in the case of eligible service providers, service) transfers or whose employment (or in the case of eligible service providers, service) terminates with an immediate rehire (or in the case of eligible service providers, reengagement) with no break in employment (or in the case of eligible service providers, service) by or between Holdco and a related corporation or affiliate or between Holdco’s related corporations or affiliates will not be treated as having terminated employment (or in the case of eligible service providers, service) for purposes of participating in the ESPP or an offering; however, if a participant transfers from an offering under the 423 component to an offering under the non-423 component, the exercise of the participant’s purchase right will be qualified under the 423 component only to the extent such exercise complies with Section 423 of the Code. If a participant transfers from an offering under the non-423 component to an offering under the 423 component, the exercise of the purchase right will remain non-qualified under the non-423 component. In the event that a participant’s purchase right is terminated under the ESPP, the Administrator will distribute as soon as practicable to such individual all of his or her accumulated but unused contributions.
Transfer Restrictions
Shares purchased under the ESPP may not be transferred or sold by a participant, other than by will or by the laws of descent and distribution, or, if the Administrator so permits, by a beneficiary designation.
Adjustments
In the event of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization, or other change in our capital structure that constitutes an equity restructuring, the Administrator will make appropriate adjustments to the aggregate number and type of shares available for purchase under the ESPP, the number and type of shares by which the share reserve may be increased each year, the number and type of shares granted under any outstanding options, the maximum number and type of shares purchasable under any outstanding option and/or the purchase price per share under any outstanding option.
Corporate Transactions
In the event of a (i) transfer of all or substantially all of our assets, or (ii) merger, consolidation or similar transaction in which we are not the surviving corporation or which results in the acquisition of us by another person, the Administrator may provide that each outstanding option will be assumed or continued or substituted for or, if any surviving or acquiring corporation (or its parent company) does not agree to assume or continue such options or does not substitute similar rights, then participants’ accumulated contributions will be used to purchase shares prior to the corporate transaction, and the options will terminate immediately after such purchase.
Amendments and Termination
The Holdco Board has discretion to amend the ESPP to any extent and in any manner it may deem advisable, provided that shareholder approval will be required for any amendment of the ESPP for which shareholder approval is required by applicable laws.
U.S. Federal Income Tax Consequences of the ESPP
The following generally summarizes the U.S. federal income tax consequences that will arise with respect to participation in the ESPP and with respect to the sale of Holdco Class A Shares acquired under the ESPP, but it is not a detailed or complete description of all U.S. federal tax laws or regulations that may apply, and does not address any local, state or foreign laws. Therefore, no one should rely on this summary for individual tax compliance, planning or decisions. Participants in the ESPP should consult their own professional tax advisors concerning tax aspects of rights under the ESPP. Nothing in this proxy statement/consent solicitation statement/prospectus is written or intended to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. The discussion below concerning tax deductions that may become available to us under U.S. federal tax law is not intended to imply that Holdco will necessarily obtain a tax benefit or asset from those deductions. Taxation of equity-based payments in other countries is complex, does not generally correspond to federal tax laws, and is not covered by the summary below. This summary also assumes that the 423 Component complies with Code Section 423 and is based on the tax laws in effect as of the date of this proxy statement/consent solicitation statement/prospectus. Changes to these laws could alter the tax consequences described below.
As described above, the ESPP has a 423 Component and a Non-423 Component. The tax consequences for a U.S. taxpayer will depend on whether he or she participates in the 423 Component or the Non-423 Component.
423 Component
Rights granted under the 423 Component are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under the provisions of Section 423 of the Code. Under this component, a participant will be taxed on amounts withheld for the purchase of Holdco Class A Shares as if such amounts are actually received. Otherwise, no income will be taxable to a participant as a result of the granting or exercise of a purchase right until disposition of the acquired shares. The taxation upon disposition will depend upon the holding period of the acquired shares:
•
If the stock is disposed of more than 2 years after the beginning of the offering and more than one year after the stock is transferred to the participant, then the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the purchase price, or (ii) the excess of the fair market value of the stock as of the beginning of the offering over the purchase price (determined as of the beginning of the offering) will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss.

•
If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the purchase date over the purchase price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the purchase date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such purchase date.

Any compensation income that a participant receives upon sale of the Holdco Class A Shares that he or she purchased under the 423 Component is not subject to withholding for income, Medicare or social security taxes. Any capital gain or loss will be short-term or long-term, depending on how long the stock has been held.
Non-423 Component
Rights granted under the Non-423 Component are not intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under the provisions of Section 423 of the Code. Under this component, a participant will have compensation income equal to the value of the Holdco Class A Shares on the day he or she purchases the Holdco Class A Shares, less the purchase price. When a participant sells the Holdco Class A Shares purchased under the ESPP, he or she also will have a capital gain or loss equal to the difference between the sales proceeds and the value of the Holdco Class A Shares on the day he or she purchased the stock. Any capital gain or loss will be short-term or long-term, depending on how long the stock has been held.
Any compensation income that a participant receives upon sale of the Holdco Class A Shares that he or she purchased under the Non-423 Component is subject to withholding for income, Medicare and social security taxes, as applicable.
Tax Consequences to Holdco
There are no federal income tax consequences to Holdco by reason of the grant or exercise of rights under the ESPP. Holdco will be entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness and the satisfaction of tax reporting obligations).

New Plan Benefits
The ESPP does not provide for set benefits or amounts of awards and we have not approved any awards that are conditioned on shareholder approval of the ESPP. Because benefits under the ESPP will depend on employees’ elections to participate and the fair market value of our Holdco Class A Shares at various future dates, it is not possible to determine the benefits that will be received by executive officers and other employees if the ESPP is approved by our shareholders.
Registration with the SEC
If the ESPP is approved by our shareholders and becomes effective, Holdco is expected to file a registration statement on Form S-8 registering the shares reserved for issuance under the ESPP as soon as reasonably practicable after becoming eligible to use such form.
Equity Compensation Plan Information
Qell did not maintain, or have any securities authorized for issuance under, any equity compensation plans as of December 31, 2020.
Vote Required for Approval
The approval of the ESPP Proposal requires the affirmative vote of holders of a majority of the Qell Ordinary Shares that are entitled to vote and are voted at the General Meeting. Accordingly, a Qell shareholder’s failure to vote by proxy or to vote in person at the General Meeting will not be counted towards the number of Qell Ordinary Shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the ESPP Proposal. Broker non-votes and abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the ESPP Proposal.
Recommendation of the Board of Directors
THE QELL BOARD UNANIMOUSLY RECOMMENDS
THAT QELL SHAREHOLDERS VOTE “FOR”
THE APPROVAL OF THE ESPP PROPOSAL.

PROPOSAL NO. 5 — THE ADJOURNMENT PROPOSAL
Overview
Qell is proposing the Adjournment Proposal to allow the Qell Board to adjourn the General Meeting to a later date or dates (A) in order to solicit additional proxies from Qell shareholders in favor of the Business Combination Proposal or the Merger Proposal, (B) if as of the time for which the General Meeting is scheduled, there are insufficient Qell Ordinary Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the General Meeting or (C) to allow reasonable time for the filing or mailing of any supplemental or amended disclosures that Qell has determined, based on the advice of outside legal counsel, is reasonably likely to be required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by Qell shareholders prior to the General Meeting. The Adjournment Proposal will only be presented to Qell shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal or the Merger Proposal.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by Qell shareholders, the Qell Board may not be able to adjourn the General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Merger Proposal or any other proposal.
Vote Required for Approval
The Adjournment Proposal will be adopted and approved only if the Qell shareholders approve an ordinary resolution which requires the affirmative vote of the holders of at least a majority of the issued Qell Ordinary Shares present in person or represented by proxy at a quorate General Meeting and entitled to vote. Broker non-votes and abstentions will have no effect on the outcome of the vote on the Adjournment Proposal.
As of the date of this proxy statement/prospectus, the Sponsor has agreed to vote any Qell Ordinary Shares owned by them in favor of the Adjournment Proposal, if presented, to permit further solicitation of proxies because there is not sufficient votes for the Business Combination Proposal or the Merger Proposal. As of the date hereof, such Qell shareholders own 20% of the issued Qell Ordinary Shares and have not purchased any public shares, but may do so at any time.
Recommendation of the Qell Board
THE QELL BOARD RECOMMENDS
THAT QELL SHAREHOLDERS VOTE “FOR”
THE APPROVAL OF THE ADJOURNMENT PROPOSAL IF PRESENTED.

LEGAL MATTERS
Houthoff Coöperatief U.A., Dutch counsel to Qell, has provided a legal opinion for Holdco regarding (i) valid issue, (ii) paying up and (iii) non-assessability of the Holdco Shares offered by this document, based on the assumptions and subject to the qualifications and limitations set out therein. Goodwin Procter LLP has provided a legal opinion for Holdco regarding certain U.S. federal income tax consequences. Legal opinions have also been provided by (i) Houthoff Coöperatief U.A. for certain Dutch tax consequences, (and (ii) Campbells for certain tax consequences relating to Cayman Islands law, all as set forth in the section titled “Material Tax Considerations” in this document.
EXPERTS
The financial statements of Qell Acquisition Corp. as of December 31, 2020, and for the period from August 7, 2020 (inception) through December 31, 2020, appearing in this prospectus have been audited by WithumSmith+Brown, PC, independent registered public accounting firm, as set forth in their report thereon, appearing elsewhere in this prospectus, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.
The financial statements of Lilium GmbH as of December 31, 2020, December 31, 2019 and January 1, 2019, and for the years ended December 31, 2020 and 2019, included in this prospectus have been so included in reliance on the report (which contains an explanatory paragraph relating to Lilium GmbH’s ability to continue as a going concern as described in Note 4 to the financial statements) of PricewaterhouseCoopers GmbH Wirtschaftsprüfungsgesellschaft, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
ENFORCEMENT OF CIVIL LIABILITIES
Holdco is organized under the law of the Netherlands, and certain of the individuals who may be directors and executive officers of Holdco, and certain experts named in this proxy statement/prospectus, reside outside of the United States. All or a substantial portion of the assets of such individuals and of Holdco may be located outside of the United States. As a result, it may not be possible to effect service of process within the United States upon such individuals or Holdco, or to enforce against such individuals or Holdco in United States courts judgments obtained in such courts predicated upon the civil liability provisions of the federal securities laws of the United States. Holdco has been advised by counsel that there is doubt as to the enforceability in the Netherlands, in original actions or in actions for the enforcement of judgments of United States courts, of liabilities predicated solely upon the securities laws of the United States or enforce claims for punitive damages.
HOUSEHOLDING INFORMATION
Unless Qell has received contrary instructions, it may send a single copy of this proxy statement/prospectus to any household at which two or more shareholders reside if Qell believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce expenses. A number of brokers with account holders who are Qell shareholders will be “householding” this proxy statement/prospectus. Qell shareholders who participate in “householding” will continue to receive separate proxy cards. If shareholders prefer to receive multiple sets of disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of disclosure documents, the shareholders should follow these instructions:
•
If the shares are registered in the name of the shareholder, the shareholder should contact Qell at its offices at 505 Montgomery Street, Suite 100, San Francisco, CA 94111 or by telephone at (415) 874-3000, to inform Qell of his or her request; or

•
If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

TRANSFER AGENT AND REGISTRAR
The transfer agent for Qell securities is Continental Stock Transfer & Trust Company.
FUTURE SHAREHOLDER PROPOSALS
Pursuant to the Holdco Articles of Association, any matter of which the discussion has been requested in writing by one or more persons with meeting rights who, individually or collectively, represent at least three percent of the issued share capital prescribed by law for this purpose shall be included in the convening notice or announced in the same manner, if Holdco has received the substantiated request or a proposal for a resolution no later than on the sixtieth day prior to that of the general meeting.
WHERE YOU CAN FIND MORE INFORMATION
Qell files annual, quarterly and current reports, proxy statements and other information with the SEC required by the Exchange Act. Qell’s public filings are also available to the public from the SEC’s website at www.sec.gov.
If you would like additional copies of this proxy statement/prospectus or Qell’s other filings with the SEC (excluding exhibits) or if you have questions about the Business Combination or the proposals to be presented at the General Meeting, you should contact Qell at the following address and telephone number:
Qell Acquisition Corp.
505 Montgomery Street, Suite 1100
San Francisco, California 94111
(415) 874-3000
Attention: Mark Zimkind
Email: mzimkind@continentalstock.com
You may also obtain additional copies of this proxy statement/prospectus by requesting them in writing or by telephone from Qell’s proxy solicitation agent at the following address and telephone number:
Any of the documents you request will be available without charge. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.
If you are a Qell shareholder and would like to request documents, please do so by September 2, 2021, or five business days prior to the General Meeting, in order to receive them before the General Meeting. If you request any documents from Qell, such documents will be mailed to you by first class mail, or another equally prompt means.
This proxy statement/prospectus is part of a registration statement and constitutes a prospectus of Holdco in addition to being a proxy statement of Qell for the General Meeting. As allowed by SEC rules, this proxy statement/prospectus does not contain all of the information you can find in the registration statement or the exhibits to the registration statement. Information and statements contained in this proxy statement/prospectus are qualified in all respects by reference to the copy of the relevant contract or other document included as an Annex to this proxy statement/prospectus.
All information contained in this proxy statement/prospectus relating to Qell has been supplied by Qell, and all such information relating to Lilium has been supplied by Lilium. Information provided by either Qell or Lilium does not constitute any representation, estimate or projection of any other party. This document is a proxy statement of Qell for the General Meeting. Qell has not authorized anyone to give any information or make any representation about the Business Combination or the parties thereto, including Qell, that is different from, or in addition to, that contained in this proxy statement/prospectus. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this proxy statement/prospectus speaks only as of the date of this proxy statement/prospectus, unless the information specifically indicates that another date applies.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of
Qell Acquisition Corp.
Opinion on the Financial Statements
We have audited the accompanying balance sheet of Qell Acquisition Corp. (“Company”) as of December 31, 2020, the related statements of operations, changes in shareholders’ equity and cash flows for the period from August 7, 2020 (inception) through December 31, 2020, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020, and the results of its operations and its cash flows for the period from August 7, 2020 (inception) through December 31, 2020, in conformity with accounting principles generally accepted in the United States of America.
Restatement of Financial Statements
As discussed in Note 2 to the financial statements, the Securities and Exchange Commission issued a public statement entitled Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”) (the “Public Statement”) on April 12, 2021, which discusses the accounting for certain warrants as liabilities. The Company previously accounted for its warrants as equity instruments. Management evaluated its warrants against the Public Statement, and determined that the warrants should be accounted for as liabilities. Accordingly, the 2020 financial statements have been restated to correct the accounting and related disclosure for the warrants.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
/s/ WithumSmith+Brown, PC
We have served as the Company’s auditor since 2020.
New York, New York
May 4, 2021

QELL ACQUISITION CORP.
BALANCE SHEET
As Restated — See Note 2
DECEMBER 31, 2020
Assets
Current assets:
Cash	$2,023,823
Prepaid expenses	515,078
Total current assets	2,538,901
Investments held in Trust Account	379,579,492
Total Assets	$382,118,393
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$133,528
Accrued expenses	80,000
Total current liabilities	213,528
Derivative warrant liabilities	61,495,200
Deferred underwriting commissions	13,282,500
Total liabilities	74,991,228
Commitments and Contingencies (Note 5)
Class A ordinary shares subject to possible redemption; 30,212,716 shares at $10.00 per share	302,127,160
Shareholders’ Equity:
Preference shares, $0.0001 par value; 1,000,000 shares authorized; none issued or outstanding	—
Class A ordinary shares, $0.0001 par value; 200,000,000 shares authorized; 7,737,284 shares issued and outstanding (excluding 30,212,716 shares subject to possible redemption)	774
Class B ordinary shares, $0.0001 par value; 20,000,000 shares authorized; 9,487,500 shares issued and outstanding	949
Additional paid-in capital	39,994,824
Accumulated deficit	(34,996,542)
Total shareholders’ equity	5,000,005
Total Liabilities and Shareholders’ Equity	$382,118,393
The accompanying notes are an integral part of these financial statements.

QELL ACQUISITION CORP.
STATEMENT OF OPERATIONS
As Restated — See Note 2
FOR THE PERIOD FROM AUGUST 7, 2020 (INCEPTION) THROUGH DECEMBER 31, 2020
Operating expenses:
General and administrative expenses	$343,207
Administrative fee – related party	30,000
Loss from operations	(373,207)
Other (expense) income:
Change in fair value of derivative warrant liabilities	(33,704,100)
Offering costs – derivative warrant liabilities	(998,727)
Income earned on investments in Trust Account	79,492
Net loss	$(34,996,542)
Basic and diluted weighted average shares outstanding of Class A ordinary shares	37,950,000
Basic and diluted net income per ordinary share, Class A	$0.00
Basic and diluted weighted average shares outstanding of Class B ordinary shares	9,016,071
Basic and diluted net loss per ordinary share, Class B	$(3.89)
The accompanying notes are an integral part of these financial statements.

QELL ACQUISITION CORP.
STATEMENT OF CHANGES IN SHAREHOLDERS’ EQUITY
As Restated — See Note 2
FOR THE PERIOD FROM AUGUST 7, 2020 (INCEPTION) THROUGH DECEMBER 31, 2020
	Ordinary Shares				Additional Paid-In Capital	Accumulated Deficit	Total Shareholders’ Equity
	Class A		Class B
	Shares	Amount	Shares	Amount
Balance – August 7, 2020 (inception)	—	$—	—	$—	$—	$—	$—
Issuance of Class B ordinary shares to Sponsor	—	—	9,487,500	949	24,051	—	25,000
Sale of units in initial public offering, less derivative liabilities for public warrants	37,950,000	3,795	—	—	361,659,705	—	361,663,500
Offering costs	—	—	—	—	(20,200,193)	—	(20,200,193)
Excess cash received over the fair value of the private warrants	—	—	—	—	635,400	—	635,400
Class A ordinary Shares subject to possible redemption	(30,212,716)	(3,021)	—	—	(302,124,139)	—	(302,127,160)
Net loss	—	—	—	—	—	(34,996,542)	(34,996,542)
Balance – December 31, 2020	7,737,284	$774	9,487,500	$949	$39,994,824	$(34,996,542)	$5,000,005
The accompanying notes are an integral part of these financial statements.

QELL ACQUISITION CORP.
STATEMENT OF CASH FLOWS
As Restated — See Note 2
FOR THE PERIOD FROM AUGUST 7, 2020 (INCEPTION) THROUGH DECEMBER 31, 2020
Cash Flows from Operating Activities:
Net loss	$(34,996,542)
Adjustments to reconcile net loss to net cash used in operating activities:
Income earned on investments in Trust Account	(79,492)
General and administrative expenses paid by Sponsor under note payable	48,243
Change in fair value of derivative warrant liabilities	61,495,200
Offering costs – derivative warrant liabilities	998,727
Changes in operating assets and liabilities:
Prepaid expenses	(490,078)
Accounts payable	133,528
Accrued expenses	10,000
Net cash used in operating activities	27,119,586
Cash Flows from Investing Activities:
Cash deposited in Trust Account	(379,500,000)
Net cash used in investing activities	(379,500,000)
Cash Flows from Financing Activities:
Proceeds received from initial public offering, gross	361,663,500
Repayment of note payable to related party	(195,192)
Proceeds received from sale of private placement warrants	635,400
Offering costs paid net of reimbursements	(7,699,471)
Net cash provided by financing activities	354,404,237
Net change in cash	2,023,823
Cash – beginning of the period:	—
Cash – end of the period	$2,023,823
Supplemental disclosure of non-cash investing and financing activities:
Expenses paid by Sponsor in exchange for issuance of Class B ordinary shares	$25,000
Offering costs included in accrued expenses	$70,000
Offering costs funded with note payable – related party	$(146,949)
Deferred underwriting commissions payable	$13,282,500
Initial value of Class A ordinary shares subject to possible redemption	$336,062,230
Change in value of Class A ordinary shares subject to possible redemption	$(33,935,070)
Derivative warrant liabilities in connection with initial public offering and private placement	$27,791,100
The accompanying notes are an integral part of these financial statements.

Note 1  —  Description of Organization, Business Operations and Basis of Presentation
Qell Acquisition Corp. (the “Company”) was incorporated as a Cayman Islands exempted company on August 7, 2020. The Company was incorporated for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”). The Company is an emerging growth company and, as such, the Company is subject to all of the risks associated with emerging growth companies.
As of December 31, 2020, the Company had not commenced any operations. All activity for the period from August 7, 2020 (inception) through December 31, 2020 relates to the Company’s formation and the preparation of the initial public offering described below (the “Initial Public Offering”). The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company generates non-operating income in the form of interest income on cash and cash equivalents from the proceeds derived from the Initial Public Offering. The Company has selected December 31 as its fiscal year end.
The Company’s sponsor is Qell Partners LLC, a Cayman Islands limited liability company (the “Sponsor”). The registration statement for the Company’s Initial Public Offering was declared effective on September 29, 2020. On October 2, 2020, the Company consummated its Initial Public Offering of 37,950,000 units (the “Units” and, with respect to the Class A ordinary shares included in the Units being offered, the “Public Shares”), including 4,950,000 additional Units to cover over-allotments (the “Over- Allotment Units”), at $10.00 per Unit, generating gross proceeds of $379.5 million, and incurring offering costs of approximately $21.1 million, inclusive of approximately $13.3 million in deferred underwriting commissions (Note 6).
Simultaneously with the consummation of the Initial Public Offering, the Company consummated the private placement (“Private Placement”) of a total of 7,060,000 warrants (each, a “Private Placement Warrant” and collectively, the “Private Placement Warrants”), at a price of $1.50 per Private Placement Warrant with the Sponsor, generating gross proceeds of approximately $10.6 million (Note 5).
Upon the closing of the Initial Public Offering and the Private Placement, $379.5 million ($10.00 per Unit) of the net proceeds of the Initial Public Offering and certain of the proceeds of the Private Placement were placed in a trust account (“Trust Account”), located in the United States with Continental Stock Transfer & Trust Company acting as trustee, and will invest only in United States government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”) which invest only in direct U.S. government treasury obligations, until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the Trust Account as described below.
The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of Private Placement Warrants, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination.
There is no assurance that the Company will be able to complete a Business Combination successfully. The Company must complete one or more initial Business Combinations having an aggregate fair market value of at least 80% of the assets held in the Trust Account (as defined below) (excluding the amount of deferred underwriting discounts held in trust and taxes payable on the interest earned on the Trust Account) at the time of the agreement to enter into the initial Business Combination. However, the Company will only complete a Business Combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the partner or otherwise acquires a controlling interest in the partner sufficient for it not to be required to register as an investment company under the Investment Company Act.
The Company will provide its holders (the “Public Shareholders”) of its Public Shares with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a shareholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek shareholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The Public Shareholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then in the Trust Account (initially anticipated to be $10.00 per Public Share). The per-share amount to be distributed to

Public Shareholders who redeem their Public Shares will not be reduced by the deferred underwriting commissions the Company will pay to the underwriters (as discussed in Note 6). These Public Shares will be classified as temporary equity upon the completion of the Initial Public Offering in accordance with the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” In such case, the Company will proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 and the approval of an ordinary resolution. If a shareholder vote is not required by law and the Company does not decide to hold a shareholder vote for business or other legal reasons, the Company will, pursuant to its amended and restated memorandum and articles of association, conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (“SEC”) and file tender offer documents with the SEC prior to completing a Business Combination. If, however, shareholder approval of the transactions is required by law, or the Company decides to obtain shareholder approval for business or legal reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. Additionally, each Public Shareholder may elect to redeem their Public Shares irrespective of whether they vote for or against the proposed transaction. If the Company seeks shareholder approval in connection with a Business Combination, the initial shareholders (as defined below) have agreed to vote their Founder Shares (as defined below in Note 5) and any Public Shares purchased during or after the Initial Public Offering in favor of a Business Combination. Subsequent to the consummation of the Initial Public Offering, the Company will adopt an insider trading policy which will require insiders to: (i) refrain from purchasing shares during certain blackout period and when they are in possession of any material non-public information and (ii) to clear all trades with the Company’s legal counsel prior to execution. In addition, the initial shareholders have agreed to waive their redemption rights with respect to their Founder Shares and Public Shares in connection with the completion of a Business Combination.
Notwithstanding the foregoing, the Amended and Restated Memorandum and Articles of Association will provide that a Public Shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 15% or more of the Class A ordinary shares sold in the Initial Public Offering, without the prior consent of the Company.
The Company’s Sponsor, officers and directors (the “initial shareholders”) have agreed not to propose an amendment to the memorandum and articles of association (A) that would modify the substance or timing of the Company’s obligation to allow redemption in connection with the initial business combination or to redeem 100% of its Public Shares if the Company does not complete a Business Combination within 24 months from the closing of the Initial Public Offering, or October 2, 2022, (the “Combination Period”) or (B) with respect to any other provision relating to shareholders’ rights or pre-initial Business Combination activity, unless the Company provides the Public Shareholders with the opportunity to redeem their Class A ordinary shares in conjunction with any such amendment.
If the Company is unable to complete a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay the income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the board of directors, liquidate and dissolve, subject in the case of clauses (ii) and (iii), to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
The Sponsor, officers and directors have agreed to waive their liquidation rights with respect to the Founder Shares if the Company fails to complete a Business Combination within the Combination Period. However, if the initial shareholders or members of the Company’s management team acquire Public Shares in or after the Initial Public Offering, they will be entitled to liquidating distributions from the Trust Account with respect to such Public Shares if the Company fails to complete a Business Combination within the Combination Period. The underwriters have agreed to waive their rights to its deferred underwriting commission (see Note 6) held in the Trust Account in the event the Company does not complete a Business Combination within the Combination Period and, in such event, such amounts will be included with the other funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be only $10.00 per share initially held in the Trust Account. In order to protect the amounts held in the Trust Account, the Sponsor has agreed to be liable to the Company if and to the extent any claims by a vendor for services rendered or products sold to the Company, or a prospective partner business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account. This liability will not apply with respect to any claims by a third party who executed a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account or to any claims under the Company’s indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (except for the Company’s independent registered public accounting firm), prospective partner businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.
Liquidity and Capital Resources
As of December 31, 2020, the Company had approximately $2.0 million in its operating bank account and working capital of approximately $2.3 million.
The Company’s liquidity needs through December 31, 2020 were satisfied through a contribution of $25,000 from the Sponsor to cover certain of the Company’s expenses in exchange for the issuance of the Founder Shares, a loan of approximately $195,000 from the Sponsor under the Note (see Note 5), and the net proceeds from the consummation of the Private Placement not held in the Trust Account. The Company fully repaid the Note on November 2, 2020. In addition, in order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, provide the Company Working Capital Loans (see Note 5). As of December 31, 2020, there were no amounts outstanding under any Working Capital Loan.
Based on the foregoing, management believes that the Company will have sufficient working capital and borrowing capacity from the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors to meet its needs through the earlier of the consummation of a Business Combination or one year from this filing. Over this time period, the Company will be using these funds for paying existing accounts payable, identifying and evaluating prospective initial Business Combination candidates, performing due diligence on prospective target businesses, paying for travel expenditures, selecting the target business to merge with or acquire, and structuring, negotiating and consummating the Business Combination.
Basis of Presentation
The Company’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for financial information and pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”) and include all adjustments necessary for the fair presentation of the Company’s financial position for the periods presented.
As described in Note 2 — Restatement of Previously Issued Financial Statements, the Company’s financial statements as of December 31, 2020, and the period from August 7, 2020 (inception) through December 31, 2020 (collectively, the “Affected Periods”), are restated in this Annual Report on Form 10-K/A (Amendment No. 1) (this “Annual Report”) to correct the misapplication of accounting guidance related to the Company’s warrants in the Company’s previously issued audited and unaudited condensed financial statements for such periods. The restated financial statements are indicated as “Restated” in the audited and unaudited condensed financial statements and accompanying notes, as applicable. See Note 2 — Restatement of Previously Issued Financial Statements for further discussion.
Emerging growth company
The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, (the “Securities Act”), as modified by the Jumpstart Business Startups Act of 2012, (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes- Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.
Further, Section 102(b)(1) of the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that an emerging growth company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make the comparison of the Company’s financial statements with another public company that is neither an emerging growth company nor an emerging growth company that has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.
Note 2 — Restatement of Previously Issued Financial Statements
On May 3 2021, the Audit Committee of the Company, in consultation with management, concluded that, because of a misapplication of the accounting guidance related to its public and private placement warrants to purchase ordinary shares that the Company issued in October 2020 (the “Warrants”), the Company’s previously issued financial statements for the Affected Periods should no longer be relied upon. As such, the Company is restating its financial statements for the Affected Periods included in this Annual Report.
On April 12, 2021, the staff of the Securities and Exchange Commission (the “SEC Staff”) issued a public statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants issued by Special Purpose Acquisition Companies (“SPACs”)” (the “SEC Staff Statement”). In the SEC Staff Statement, the SEC Staff expressed its view that certain terms and conditions common to SPAC warrants may require the warrants to be classified as liabilities on the SPAC’s balance sheet as opposed to equity. Since issuance on October 2, 2020, the Company’s warrants were accounted for as equity within the Company’s previously reported balance sheets. After discussion and evaluation, including with the Company’s independent registered public accounting firm and the Company’s Audit Committee, management concluded that the warrants should be presented as liabilities with subsequent fair value remeasurement.
Historically, the Warrants were reflected as a component of equity as opposed to liabilities on the balance sheets and the statement of operations did not include the subsequent non-cash changes in estimated fair value of the Warrants, based on the application of FASB ASC Topic 815-40, Derivatives and Hedging, Contracts in Entity’s Own Equity (“ASC 815-40). The views expressed in the SEC Staff Statement were not consistent with the Company’s historical interpretation of the specific provisions within its warrant agreement and the Company’s application of ASC 815-40 to the warrant agreement. The Company reassessed its accounting for Warrants issued on October 2, 2020, in light of the SEC Staff’s published views. Based on this reassessment, management determined that the Warrants should be classified as liabilities measured at fair value upon issuance, with subsequent changes in fair value reported in the Company Statement of Operations each reporting period.
Therefore, the Company, in consultation with its Audit Committee, concluded that its previously issued Financial Statements for the period from August 7, 2020 (inception) through December 31, 2020 should be restated because of a misapplication in the guidance around accounting for certain of our outstanding warrants to purchase ordinary shares (the “Warrants”) and should no longer be relied upon.
Impact of the Restatement
The impact of the restatement on the balance sheets, statements of operations and cash flows for the Affected Periods is presented below. The restatement had no impact on net cash flows from operating, investing or financing activities.
	As of December 31, 2020
	As Previously Reported	Restatement Adjustment	As Restated
Balance Sheet
Total assets	$382,118,393	$—	$382,118,393
Liabilities and Shareholders’ Equity
Total current liabilities	$213,528	$—	$213,528
Deferred underwriting commissions	13,282,500	—	13,282,500
Derivative warrant liabilities	—	61,495,200	61,495,200
Total liabilities	13,496,028	61,495,200	74,991,228
Class A ordinary shares, $0.0001 par value; shares subject to possible redemption	363,622,360	(61,495,200)	302,127,160
Shareholders’ equity
Preference shares – $0.0001 par value	—	—	—
Class A ordinary shares – $0.0001 par value	159	615	774
Class B ordinary shares – $0.0001 par value	949	—	949
Additional paid-in-capital	5,292,612	34,702,212	39,994,824
Accumulated deficit	(293,715)	(34,702,827)	(34,996,542)
Total shareholders’ equity	5,000,005	—	5,000,005
Total liabilities and shareholders’ equity	$382,118,393	$—	$382,118,393

	For The Period From August 7, 2020 (Inception) through December 31, 2020
	As Previously Reported	Restatement Adjustment	As Restated
Statement of Operations and Comprehensive Loss
Loss from operations	$(373,207)	$—	$(373,207)
Other (expense) income:
Change in fair value of derivative warrant liabilities	—	(33,704,100)	(33,704,100)
Offering costs – derivative warrant liabilities	(998,727)	(998,727)
Income earned on investments in Trust Account	79,492	—	79,492
Total other (expense) income	79,492	(34,702,827)	(34,623,335)
Net loss	$(293,715)	$(34,702,827)	$(34,996,542)
Basic and Diluted weighted-average Class A ordinary shares outstanding	37,950,000	—	37,950,000
Basic and Diluted net income per Class A share	$—	—	$—
Basic and Diluted weighted-average Class B ordinary shares outstanding	9,016,071	—	9,016,071
Basic and Diluted net loss per Class B share	$(0.04)	(3.84)	$(3.88)
	For The Period From August 7, 2020 (Inception) through December 31, 2020
	As Previously Reported	Restatement Adjustment	As Restated
Statement of Cash Flows
Net loss	$(293,715)	$(34,702,827)	$(34,996,542)
Adjustment to reconcile net loss to net cash used in operating activities	(377,799)	62,493,927	62,116,128
Net cash used in operating activities	(671,514)	27,791,100	27,119,586
Net cash used in investing activities	(379,500,000)	(379,500,000)
Net cash provided by financing activities	382,195,337	(27,791,100)	354,404,237
Net change in cash	$2,023,823	—	$2,023,823
In addition, the impact to the balance sheet dated October 2, 2020, filed on Form 8-K on October 8, 2020 related to the impact of accounting for the public and private warrants as liabilities at fair value resulted in a $27.8 million increase to the derivative warrant liabilities line item at October 2, 2020 and offsetting decrease to the Class A ordinary shares subject to possible redemption mezzanine equity line item. There is no change to total shareholders’ equity at the reported balance sheet date.

	As of October 2, 2021
	As Previously Reported	Restatement Adjustment	As Restated
Balance Sheet
Total assets	$383,038,513	$—	$383,038,513
Liabilities and shareholders’ equity
Total current liabilities	$902,681	$—	$902,681
Deferred underwriting commissions	13,282,500	—	13,282,500
Derivative warrant liabilities	—	27,791,100	27,791,100
Total liabilities	14,185,181	27,791,100	41,976,281
Class A ordinary shares, $0.0001 par value; shares subject to possible redemption	363,853,330	(27,791,100)	336,062,230
Shareholders’ equity
Preference shares – $0.0001 par value	—	—	—
Class A ordinary shares – $0.0001 par value	157	278	431
Class B ordinary shares – $0.0001 par value	949	—	949
Additional paid-in-capital	5,061,644	998,449	6,060,097
Accumulated deficit	(62,748)	(998,727)	(1,061,475)
Total shareholders’ equity	5,000,002	—	5,000,002
Total liabilities and shareholders’ equity	$383,038,513	$—	$383,038,513
Note 3  —  Summary of Significant Accounting Policies
Use of Estimates
The preparation of financial statement in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statement, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.
Concentration of Credit Risk
Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which, at times, may exceed the Federal Depository Insurance Corporation limit of $250,000, and investments held in Trust Account. At December 31, 2020, the Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.
Cash and Cash Equivalents
The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company had $1,437 in cash equivalents held in the Trust Account as of December 31, 2020.
Derivative Warrant liabilities
The Company does not use derivative instruments to hedge exposures to cash flow, market, or foreign currency risks. The Company evaluates all of the financial instruments, including issued stock purchase warrants, to determine if such instruments are derivatives or contain features that qualify as embedded derivatives, pursuant to ASC 480 and ASC 815-15. The classification of derivative instruments, including whether such instruments should be recorded as liabilities or as equity, is re-assessed at the end of each reporting period.
The 12,650,000 warrants issued in connection with the Initial Public Offering (the “Public Warrants”) and the 7,060,000 Private Placement Warrants are recognized as derivative liabilities in accordance with ASC 815-40. Accordingly, the Company recognizes the warrant instruments as liabilities at fair value and adjust the instruments to fair value at each reporting period. The liabilities are subject to re-measurement at each balance sheet date until exercised, and any change in fair value is recognized in the Company’s statement of operations. The fair value of the Public Warrants issued in connection with the Public Offering and Private Placement Warrants was initially measured using a Monte Carlo simulation model and subsequently, the fair value of the Private Placement Warrants has been estimated using a Monte Carlo simulation model as of each measurement date. The fair value of Public Warrants issued in connection with the Initial Public Offering has subsequently been measured based on the listed market price of such warrants.
Investments Held in Trust Account
The Company’s portfolio of investments held in the Trust Account is comprised of cash and U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or investments in money market funds that invest in U.S. government securities, or a combination thereof. The Company’s investments held in the Trust Account are classified as trading securities. Trading securities are presented on the balance sheet at fair value at the end of each reporting period. Gains and losses resulting from the change in fair value of these investments are included in net gain from investments held in Trust Account in the accompanying statement of operations. The estimated fair values of investments held in the Trust Account are determined using available market information, other than for investments in open-ended money market funds with published daily net asset values (“NAV”), in which case the Company uses NAV as a practical expedient to fair value. The NAV on these investments is typically held constant at $1.00 per unit. At December 31, 2020, substantially all of the assets held in the Trust Account were held in U.S. Treasury Bills.
Fair Value Measurement
Fair value is defined as the price that would be received for sale of an asset or paid for transfer of a liability, in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value.
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers include:
•
Level 1, defined as observable inputs such as quoted prices for identical instruments in active markets;

•
Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

•
Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.
Fair Value of Financial Instruments
As of December 31, 2020, the carrying values of cash, accounts payable and accrued expenses approximate their fair values primarily due to the short-term nature of the instruments. The Company’s investments held in Trust Account are comprised of investments in U.S. Treasury securities with an original maturity of 185 days or less or investments in a money market funds that comprise only U.S. treasury securities and are recognized at fair value. The fair value of investments held in Trust Account is determined using quoted prices in active markets, other than for investments in open-ended money market funds with published daily NAV, in which case the Company uses NAV as a practical expedient to fair value. The fair value of the Public Warrants issued in connection with the Public Offering and Private Placement Warrants were initially measured at fair value using a Monte Carlo simulation model and subsequently, the fair value of the Private Placement Warrants have been estimated using a Monte Carlo simulation model each measurement date. The fair value of Public Warrants issued in connection with the Initial Public Offering have subsequently been measured based on the listed market price of such warrants.
Offering Costs Associated with the Initial Public Offering
The Company complies with the requirements of the FASB ASC Topic 340-10-S99-1 and SEC Staff Accounting Bulletin Topic 5A  —  ”Expenses of Offering.” Offering costs consist of legal, accounting, underwriting commissions and other costs incurred that were directly related to the Initial Public Offering. Offering costs were allocated on a relative fair value basis between shareholders’ equity and expense. The portion offering costs allocated to the public shares has been charged to shareholders’ equity. Offering costs totaled $21,198,920 (consisting of $7,590,000 of underwriting fee, $13,282,500 of deferred underwriting fee, $626,420 of other offering costs and $300,000 of reimbursed offering costs), of which $998,727 was charged to expense and $20,200,193 was charged to shareholders’ equity upon completion of the Initial Public Offering.
Class A Ordinary Shares Subject to Possible Redemption
The Company accounts for its Class A ordinary shares subject to possible redemption in accordance with the guidance in FASB ASC Topic 480 “Distinguishing Liabilities from Equity.” Class A ordinary shares subject to mandatory redemption (if any) are classified as liability instruments and are measured at fair value. Conditionally redeemable Class A ordinary shares (including Class A ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, Class A ordinary shares are classified as shareholders’ equity. The Company’s Class A ordinary shares feature certain redemption rights that are considered to be outside of the Company’s control and subject to the occurrence of uncertain future events. Accordingly, at December 31, 2020, an aggregate of 30,212,716 Class A ordinary shares subject to possible redemption are presented as temporary equity, outside of the shareholders’ equity section of the Company’s balance sheet.
Net Income (Loss) Per Ordinary Share
Net income (loss) per ordinary share is computed by dividing net income (loss) by the weighted- average number of ordinary shares outstanding during the periods. The Company has not considered the effect of the warrants sold in the Initial Public Offering and the Private Placement to purchase an aggregate of 19,710,000 of the Company’s Class A ordinary shares in the calculation of diluted income (loss) per share, since their inclusion would be anti-dilutive under the treasury stock method.
The Company’s statement of operations includes a presentation of income (loss) per share for ordinary shares subject to redemption in a manner similar to the two-class method of income per share. Net income per ordinary share, basic and diluted for Class A ordinary shares is calculated by dividing the gain on marketable securities, dividends, and interest held in the Trust Account, net of applicable taxes available to be withdrawn from the Trust Account, resulting in net income of $79,492 for the period from August 7, 2020 (inception) through December 31, 2020, by the weighted average number of Class A ordinary shares outstanding for the period. Net loss per ordinary share, basic and diluted for Class B ordinary shares is calculated by dividing the net loss of approximately $35 million, less income attributable to Class A ordinary shares by the weighted average number of Class B ordinary shares outstanding for the period.
Income Taxes
FASB ASC Topic 740, “Income Taxes” prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. There were no unrecognized tax benefits as of December 30, 2020. The Company’s management determined that the Cayman Islands is the Company’s only major tax jurisdiction. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties as of December 31, 2020. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.
There is currently no taxation imposed on income by the Government of the Cayman Islands. In accordance with Cayman income tax regulations, income taxes are not levied on the Company.
Consequently, income taxes are not reflected in the Company’s financial statements. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.
Recent Accounting Pronouncements
Management does not believe that any recently issued, but not yet effective, accounting pronouncement if currently adopted would have a material effect on the Company’s financial statements.
Note 4  —  Initial Public Offering
On October 2, 2020, the Company consummated its Initial Public Offering of 37,950,000 Units, including 4,950,000 Over-Allotment Units, at $10.00 per Unit, generating gross proceeds of $379.5 million, and incurring offering costs of approximately $21.1 million, inclusive of approximately $13.3 million in deferred underwriting commissions.
Each Unit consists of one Class A ordinary share, par value $0.0001 per share and one-third of one redeemable warrant (each, a “Public Warrant”). Each whole Public Warrant entitles the holder to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment (see Note 8).
Note 5  —  Related Party Transactions
Founder Shares
On August 7, 2020, the Sponsor paid $25,000 to cover certain offering costs in consideration for 25,000 ordinary shares, par value $1.00 per share, of which 3,261 ordinary shares are subject to forfeiture to the extent that the over-allotment option is not exercised in full by the underwriters. The Company amended its Memorandum and Articles of Association to designate the 25,000 ordinary shares into 9,487,500 Class B ordinary shares, par value $0.0001, prior to the consummation of the Initial Public Offering (the “Founder Shares”). Up to 1,237,500 Founder Shares were subject to forfeiture to the extent that the over-allotment option was not exercised in full by the underwriters, so that the Founder Shares would represent 20.0% of the Company’s issued and outstanding shares after the Initial Public Offering. The underwriters fully exercised the over-allotment option on October 2, 2020; thus, these Founder Shares were no longer subject to forfeiture.
The initial shareholders agreed, subject to limited exceptions, not to transfer, assign or sell any of their Founder Shares until the earlier to occur of: (A) one year after the completion of the initial Business Combination and (B) subsequent to the initial Business Combination, (x) if the closing price of the Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the initial Business Combination, or (y) the date on which the Company completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of the Public Shareholders having the right to exchange their ordinary shares for cash, securities or other property.

Private placement warrants
Simultaneously with the closing of the Initial Public Offering, the Company consummated the Private Placement of 7,060,000 Private Placement Warrants, at a price of $1.50 per Private Placement Warrant with the Sponsor, generating gross proceeds of approximately $10.6 million.
Each warrant is exercisable to purchase one Class A ordinary share at $11.50 per share. A portion of the proceeds from the Private Placement Warrants was added to the proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the Private Placement Warrants will expire worthless.
The Sponsor and the Company’s officers and directors agreed, subject to limited exceptions, not to transfer, assign or sell any of their Private Placement Warrants until 30 days after the completion of the initial Business Combination.
Sponsor loan
On August 7, 2020, the Sponsor agreed to loan the Company up to $300,000 to cover expenses related to the Initial Public Offering pursuant to a promissory note (the “Note”). This loan is non-interest bearing and payable upon the completion of the Initial Public Offering. As of October 2, 2020, the Company borrowed approximately $195,000 under the Note and fully repaid to Note on November 2, 2020.
Working capital loans
In addition, in order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1.5 million of such Working Capital Loans may be convertible into private placement warrants at a price of $1.50 per warrant. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. As of December 31, 2020, the Company had no borrowings under the Working Capital Loans.
Administrative support agreement
Commencing on the date the Company’s securities are first listed on Nasdaq, the Company agreed to pay the Sponsor a total of $10,000 per month for office space, secretarial and administrative services. Upon completion of the initial Business Combination or the Company’s liquidation, the Company will cease paying these monthly fees. On January 28, 2021, the Company entered into an Administrative Services Agreement with Qell Operational Holdings LLC (“Holdings”), an affiliate of the Sponsor, pursuant to which Holdings will provide certain administrative services to the Company and the Company will reimburse Holdings up to $50,000 a month, subject to adjustment in accordance with the terms of the agreement. In connection therewith, the Company terminated the Administrative Services Agreement between the Company and the Sponsor dated October 2, 2020.
Note 6  —  Commitments and Contingencies
Registration and Shareholder Rights
The holders of Founder Shares, Private Placement Warrants and warrants that may be issued upon conversion of Working Capital Loans (and any Class A ordinary shares issuable upon the exercise of the Private Placement Warrants and warrants that may be issued upon conversion of Working Capital Loans) were entitled to registration rights pursuant to a registration and shareholder rights agreement. These holders were entitled to certain demand and “piggyback” registration rights. However, the registration and shareholder rights agreement provide that the Company will not permit any registration statement filed under the Securities Act to become effective until the termination of the applicable lock-up period for the securities to be registered. The Company will bear the expenses incurred in connection with the filing of any such registration statements.
Underwriting agreement
The Company granted the underwriters a 45-day option from the final prospectus relating to the Initial Public Offering to purchase up to 4,950,000 additional Units to cover over-allotments, if any, at the Initial Public Offering price less the underwriting discounts and commissions. The underwriters fully exercised the over-allotment option on October 2, 2020.
The underwriters were entitled to an underwriting discount of $0.20 per unit, or approximately $7.6 million in the aggregate, paid upon the closing of the Initial Public Offering. The underwriters reimbursed $300,000 for certain offering costs to the Company. In addition, $0.35 per unit, or approximately $13.3 million in the aggregate will be payable to certain of the underwriters for deferred underwriting commissions. The deferred fee will become payable to the underwriters from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.
Risks and Uncertainties
On January 30, 2020, the World Health Organization (“WHO”) announced a global health emergency because of a new strain of coronavirus (the “COVID-19 outbreak”). In March 2020, the WHO classified the COVID-19 outbreak as a pandemic, based on the rapid increase in exposure globally. The full impact of the COVID-19 outbreak continues to evolve. Management continues to evaluate the impact of the COVID-19 outbreak on the industry and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations and/or search for a target company, the specific impact is not readily determinable as of the date of these financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
Note 7 — Derivative Warrant Liabilities
As of December 31, 2020, there was an aggregate of 19,710,000 Public Warrants and Private Placement Warrants outstanding. Public Warrants may only be exercised for a whole number of shares. No fractional Public Warrants will be issued upon separation of the Units and only whole Public Warrants will trade. The Public Warrants will become exercisable on the later of  (a) 30 days after the completion of a Business Combination or (b) 12 months from the closing of the Initial Public Offering; provided in each case that the Company has an effective registration statement under the Securities Act covering the Class A ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or the Company permits holders to exercise their warrants on a cashless basis and such cashless exercise is exempt from registration under the Securities Act). The Company has agreed that as soon as practicable, but in no event later than 20 business days after the closing of the initial Business Combination, the Company will use its commercially reasonable efforts to file with the SEC a registration statement covering the Class A ordinary shares issuable upon exercise of the warrants, and the Company will use its commercially reasonable efforts to cause the same to become effective within 60 business days after the closing of the initial Business Combination, and to maintain the effectiveness of such registration statement and a current prospectus relating to those Class A ordinary shares until the warrants expire or are redeemed; provided that if the Class A ordinary shares are at the time of any exercise of a warrant not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of Public Warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elect, it will not be required to file or maintain in effect a registration statement. If a registration statement covering the Class A ordinary shares issuable upon exercise of the warrants is not effective by the 60th day after the closing of the initial Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption, but the Company will use its best efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.
The warrants have an exercise price of at $11.50 per share and will expire five years after the completion of a Business Combination or earlier upon redemption or liquidation. In addition, if  (x) the Company issues additional Class A ordinary shares or equity linked securities for capital raising purposes in connection with the closing of the initial Business Combination at an issue price or effective issue price of less than $9.20 per Class A ordinary share (with such issue price or effective issue price to be determined in good faith by the board of directors and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any Founder Shares held by the Sponsor or such affiliates, as applicable, prior to such issuance), or the Newly Issued Price, (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the initial Business Combination on the date of the consummation of the initial Business Combination (net of redemptions), and (z) the volume-weighted average trading price of the ordinary shares during the 20 trading day period starting on the trading day after the day on which the Company consummates its initial Business Combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, and the $10.00 and 18.00 per share redemption trigger prices described below under “Redemption of warrants for Class A ordinary shares when the price per Class A ordinary share equal or exceed $10.00” and “Redemption of warrants for cash when the price per Class A ordinary share equals or exceeds $18.00” will be adjusted (to the nearest cent) to be equal to 100% and 180% of the higher of the Market Value and the Newly Issued Price, respectively.
The Private Placement Warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except that the Private Placement Warrants will not be transferable, assignable or salable until 30 days after the completion of the initial Business Combination and they will not be redeemable by the Company (except as described below) so long as they are held by the Sponsor or its permitted transferees. The Sponsor, or its permitted transferees, has the option to exercise the Private Placement Warrants on a cashless basis. If the Private Placement Warrants are held by holders other than the Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by the Company in all redemption scenarios and exercisable by the holders on the same basis as the warrants included in the units being sold in the Initial Public Offering.
Redemptions for warrants for cash when the price per Class A ordinary share equals or exceeds $18.00.
Once the warrants become exercisable, the Company may redeem the outstanding warrants (except with respect to the Private Placement Warrants):
•
in whole and not in part;

•
at a price of $0.01 per warrant;

•
upon a minimum of 30 days’ prior written notice of redemption; and

•
if, and only if, the closing price of the Class A ordinary shares equals or exceeds $18.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to the warrant holders (the “Reference Value”).

The Company will not redeem the warrants as described above unless a registration statement under the Securities Act covering the Class A ordinary shares issuable upon exercise of the warrants is effective and a current prospectus relating to those Class A ordinary shares is available throughout the 30-day redemption period. If and when the warrants become redeemable by the Company, it may exercise its redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws.

Redemption of warrants for Class A ordinary shares when the price per Class A ordinary share equals or exceeds $10.00.
Once the warrants become exercisable, the Company may redeem the outstanding warrants (except as described herein with respect to the Private Placement Warrants):
•
in whole and not in part;

•
at $0.10 per warrant upon a minimum of 30 days’ prior written notice of redemption provided that holders will be able to exercise their warrants on a cashless basis prior to redemption and receive that number of shares determined by reference to an agreed table based on the redemption date and the “fair market value” of Class A ordinary shares;

•
if, and only if, the closing price of Class A ordinary shares equals or exceeds $10.00 per public share (as adjusted per share subdivisions, share dividends, reorganizations, recapitalizations and the like) on the trading day before sending the notice of redemption to the warrant holders; and

•
if the Reference Value is less than $18.00 per share (as adjusted for share splits, share dividends, rights issuances, subdivisions, reorganizations, recapitalizations and the like), then the Private Placement Warrants must also concurrently be called for redemption on the same terms (except as described herein with respect to a holder’s ability to cashless exercise its warrants) as the outstanding Public Warrants as described above.

The “fair market value” of the Class A ordinary shares for the above purpose shall mean the volume weighted average price of the Class A ordinary shares during the 10 trading days immediately following the date on which the notice of redemption is sent to the holders of warrants. In no event will the warrants be exercisable in connection with this redemption feature for more than 0.361 Class A ordinary shares per warrant (subject to adjustment).
In no event will the Company be required to net cash settle any Warrants. If the Company is unable to complete the initial Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless.
Note 8  —  Shareholders’ Equity
Preference shares — The Company is authorized to issue 1,000,000 preference shares with a par value of $0.0001 per share. As of December 31, 2020, there were no preference shares issued or outstanding.
Class A ordinary shares — The Company is authorized to issue 200,000,000 Class A ordinary shares with a par value of $0.0001 per share. As of December 31, 2020, there were 1,587,764 Class A ordinary shares issued or outstanding, excluding 36,362,236 Class A ordinary shares subject to possible redemption.
Class B ordinary shares — The Company is authorized to issue 20,000,000 Class B ordinary shares with a par value of $0.0001 per share. As of December 31, 2020, there were 9,487,500 Class B ordinary shares issued or outstanding.
Ordinary shareholders of record are entitled to one vote for each share held on all matters to be voted on by shareholders. Holders of Class A ordinary shares and holders of Class B ordinary shares will vote together as a single class on all matters submitted to a vote of the shareholders except as required by law.
The Class B ordinary shares will automatically convert into Class A ordinary shares on the first business day following the consummation of the initial Business Combination at a ratio such that the number of Class A ordinary shares issuable upon conversion of all Founder Shares will equal, in the aggregate, on an as-converted basis, 20% of the sum of  (i) the total number of ordinary shares issued and outstanding upon the consummation of the Initial Public Offering, plus the sum of the total number of Class A ordinary shares issued or deemed issued or issuable upon conversion or exercise of any equity- linked securities or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of the initial Business Combination (net of any redemptions of Class A ordinary shares by Public Shareholders), excluding any Class A ordinary shares or equity-linked securities exercisable for or convertible into Class A ordinary shares issued, deemed issued, or to be issued, to any seller in the initial Business Combination and any Private Placement Warrants issued to the Sponsor, members of the Company’s founding team or any of their affiliates upon conversion of Working Capital Loans. In no event will the Class B ordinary shares convert into Class A ordinary shares at a rate of less than one to one.
Note 9  —  Fair Value Measurements
The following table presents information about the Company’s financial assets and financial liabilities that are measured at fair value on a recurring basis as of December 31, 2020 by level within the fair value hierarchy:
	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Assets:
Investments held in Trust Account -	$379,578,055	$—	$—
U.S. Treasury Securities(1)
Liabilities:
Derivative warrant liabilities	$39,468,000	$—	$22,027,200

(1)
Excludes $1,437 of investments in an open-ended money market fund, in which the Company uses NAV as a practical expedient to fair value.

Transfers to/from Levels 1, 2, and 3 are recognized at the end of the reporting period. The estimated fair value of the Public Warrants transferred from a Level 3 measurement to a Level 1 fair value measurement in November 2020, when the Public Warrants were separately listed and traded.
Level 1 instruments include investments in government securities. The Company uses inputs such as actual trade data, benchmark yields, quoted market prices from dealers or brokers, and other similar sources to determine the fair value of its investments.
The fair value of the Public Warrants issued in connection with the Public Offering and Private Placement Warrants was initially measured using a Monte Carlo simulation model and subsequently, the fair value of the Private Placement Warrants has been estimated using a Monte Carlo simulation model as of each measurement date. The fair value of Public Warrants issued in connection with the Initial Public Offering has been measured based on the listed market price of such warrants, a Level 1 measurement, since November 2020. For the period ended December 31, 2020, the Company recognized a charge to the statement of operations resulting from an increase in the fair value of liabilities of approximately $33.7 million presented as change in fair value of derivative warrant liabilities on the accompanying statement of operations.
The estimated fair value of the Private Placement Warrants, and the Public Warrants prior to being separately listed and traded, is determined using Level 3 inputs. Inherent in a Monte Carlo simulation are assumptions related to expected stock-price volatility, expected life, risk-free interest rate and dividend yield. The Company estimates the volatility of its warrants based on implied volatility from the Company’s traded warrants and from historical volatility of select peer company’s common stock that matches the expected remaining life of the warrants. The risk-free interest rate is based on the U.S. Treasury zero-coupon yield curve on the grant date for a maturity similar to the expected remaining life of the warrants. The expected life of the warrants is assumed to be equivalent to their remaining contractual term. The dividend rate is based on the historical rate, which the Company anticipates remaining at zero.

The following table provides quantitative information regarding Level 3 fair value measurements inputs at their measurement dates:
	As of October 2, 2020	As of December 31, 2020
Exercise price	11.50	11.50
Stock Price	9.66	12.29
Option term (in years)	5.50	5.50
Volatility	22.20%	25%
Risk-free interest rate	0.33%	0.43%
The change in the fair value of the derivative warrant liabilities for the period from August 7, 2020 (inception) through December 31, 2020 is summarized as follows:
Derivative warrant liabilities as of October 2, 2021	$27,791,100
Change in fair value of derivative warrant liabilities	33,704,100
Derivative warrant liabilities as of December 31, 2020	$61,495,200
Note 10  —  Subsequent Events
The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements were issued. Based on this evaluation, the Company identified the following subsequent events for disclosure in addition to Notes 2.
On January 28, 2021, the Company entered into an Administrative Services Agreement with Holdings, pursuant to which Holdings will provide certain administrative services to the Company and the Company will reimburse Holdings up to $50,000 a month, subject to adjustment in accordance with the terms of the agreement. In connection therewith, the Company terminated the Administrative Services Agreement between the Company and the Sponsor dated October 2, 2020.
On March 30, 2021, the Company entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among Qell DutchCo B.V., a Netherlands limited liability company and wholly owned subsidiary of Sponsor (“Holdco”), Queen Cayman Merger LLC, a Cayman Islands limited liability company (“Merger Sub”), and Lilium GmbH, a German limited liability company ( “Lilium”). In accordance with the terms and subject to the conditions of the Business Combination Agreement, the consideration to be received by the shareholders of Lilium in connection with the transactions contemplated under the Business Combination Agreement shall be an aggregate number of Holdco Ordinary Shares equal to (a) $2,400,000,000, divided by (b) $10.00. Each shareholder of the Company will receive one Holdco Ordinary Share per the Company ordinary share, as set forth above. Cash held in the trust account net of redemptions and the proceeds of the Private Placement (as defined below), less the transaction costs of the Business Combination, will be received by Sponsor and used for general corporate purposes after the Business Combination.
Concurrently with the execution of the Business Combination Agreement, the Company entered into Subscription Agreements with certain investors (collectively, the “Private Placement Investors”) pursuant to which, among other things, such investors agreed to subscribe for and purchase and Holdco agreed to issue and sell to such investors, 45,000,000 Holdco Ordinary Shares (the “Private Placement Shares”), for an aggregate of $450,000,000 (the “Private Placement”) in proceeds. The closing of the Private Placement is contingent upon, among other things, the substantially concurrent consummation of the Business Combination and related transactions.

QELL ACQUISITION CORP.
CONDENSED BALANCE SHEETS
	March 31, 2021	December 31, 2020
	(Unaudited)
Assets
Current assets:
Cash	$995,321	$2,023,823
Prepaid expenses	489,616	515,078
Due from related party	22,043	—
Total current assets	1,506,980	2,538,901
Investments held in Trust Account	379,642,480	379,579,492
Total Assets	$381,149,460	$382,118,393
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$299,099	$133,528
Accrued expenses	2,948,049	80,000
Total current liabilities	3,247,148	213,528
Derivative warrant liabilities	33,901,200	61,495,200
Deferred underwriting commissions	13,282,500	13,282,500
Total liabilities	50,430,848	74,991,228
Commitments and Contingencies (Note 5)
Class A ordinary shares subject to possible redemption; 32,571,861 and 30,212,716 shares at $10.00 per share as of March 31, 2021 and December 31, 2020, respectively	325,718,610	302,127,160
Shareholders’ Equity:
Preference shares, $0.0001 par value; 1,000,000 shares authorized; none issued or outstanding	—	—
Class A ordinary shares, $0.0001 par value; 200,000,000 shares authorized; 5,378,139 and 7,737,284 shares issued and outstanding (excluding 32,571,861 and 30,212,716 shares subject to possible redemption) as of March 31, 2021 and December 31, 2020, respectively	538	774
Class B ordinary shares, $0.0001 par value; 20,000,000 shares authorized; 9,487,500 shares issued and outstanding as of March 31, 2021 and December 31, 2020	949	949
Additional paid-in capital	16,403,610	39,994,824
Accumulated deficit	(11,405,095)	(34,996,542)
Total shareholders’ equity	5,000,002	5,000,005
Total Liabilities and Shareholders’ Equity	$381,149,460	$382,118,393
The accompanying notes are an integral part of these unaudited condensed financial statements.

QELL ACQUISITION CORP.
UNAUDITED CONDENSED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2021
Operating expenses:
General and administrative expenses	$3,987,583
Administrative fee – related party	77,958
Loss from operations	(4,065,541)
Other income:
Change in fair value of derivative warrant liabilities	27,594,000
Income earned on investments in Trust Account	62,988
Net income	$23,591,447
Basic and diluted weighted average shares outstanding of Class A ordinary shares	37,950,000
Basic and diluted net income per ordinary share, Class A	$0.00
Basic and diluted weighted average shares outstanding of Class B ordinary shares	9,487,500
Basic and diluted net income per ordinary share, Class B	$2.48
The accompanying notes are an integral part of these unaudited condensed financial statements.

QELL ACQUISITION CORP.
UNAUDITED CONDENSED STATEMENT OF CHANGES IN SHAREHOLDERS’ EQUITY
FOR THE THREE MONTHS ENDED MARCH 31, 2021
	Ordinary Shares				Additional Paid-In Capital	Accumulated Deficit	Total Shareholders’ Equity
	Class A		Class B
	Shares	Amount	Shares	Amount
Balance – December 31, 2020	7,737,284	$774	9,487,500	$949	$39,994,824	$(34,996,542)	$5,000,005
Class A ordinary Shares subject to possible redemption	(2,359,145)	(236)	—	—	(23,591,214)	—	(23,591,450)
Net income	—	—	—	—	—	23,591,447	23,591,447
Balance – March 31, 2021 (unaudited)	5,378,139	$538	9,487,500	$949	16,403,610	$(11,405,095)	$5,000,002
The accompanying notes are an integral part of these unaudited condensed financial statements.

QELL ACQUISITION CORP.
UNAUDITED CONDENSED STATEMENT OF CASH FLOWS
FOR THE THREE MONTHS ENDED MARCH 31, 2021
Cash Flows from Operating Activities:
Net income	$23,591,447
Adjustments to reconcile net income to net cash used in operating activities:
Income earned on investments in Trust Account	(62,988)
Change in fair value of warrant liabilities	(27,594,000)
Changes in operating assets and liabilities:
Prepaid expenses	25,462
Due from related party	(22,043)
Accounts payable	165,571
Accrued expenses	2,868,049
Net cash used in operating activities	(1,028,502)
Net decrease in cash	(1,028,502)
Cash – beginning of the period:	2,023,823
Cash – end of the period	$995,321
Supplemental disclosure of non-cash investing and financing activities:
Change in initial value of Class A ordinary shares subject to possible redemption	$23,591,450
The accompanying notes are an integral part of these unaudited condensed financial statements.

QELL ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
Note 1 — Description of organization, business operations and basis of presentation
Qell Acquisition Corp. (the “Company”) was incorporated as a Cayman Islands exempted company on August 7, 2020. The Company was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”). The Company is an emerging growth company and, as such, the Company is subject to all of the risks associated with emerging growth companies.
As of March 31, 2021, the Company had not commenced any operations. All activity for the period from August 7, 2020 (inception) through March 31, 2021 relates to the Company’s formation and the preparation of the initial public offering described below (the “Initial Public Offering”). The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company generates non-operating income in the form of interest income on cash and cash equivalents from the proceeds derived from the Initial Public Offering. The Company has selected December 31 as its fiscal year end.
The Company’s sponsor is Qell Partners LLC, a Cayman Islands limited liability company (the “Sponsor”). The registration statement for the Company’s Initial Public Offering was declared effective on September 29, 2020. On October 2, 2020, the Company consummated its Initial Public Offering of 37,950,000 units (the “Units” and, with respect to the Class A ordinary shares included in the Units being offered, the “Public Shares”), including 4,950,000 additional Units to cover over-allotments (the “Over-Allotment Units”), at $10.00 per Unit, generating gross proceeds of $379.5 million, and incurring offering costs of approximately $21.1 million, inclusive of approximately $13.3 million in deferred underwriting commissions (Note 5).
Simultaneously with the consummation of the Initial Public Offering, the Company consummated the private placement (“Private Placement”) of a total of 7,060,000 warrants (each, a “Private Placement Warrant” and collectively, the “Private Placement Warrants”), at a price of $1.50 per Private Placement Warrant with the Sponsor, generating gross proceeds of approximately $10.6 million (Note 4).
Upon the closing of the Initial Public Offering and the Private Placement, $379.5 million ($10.00 per Unit) of the net proceeds of the Initial Public Offering and certain of the proceeds of the Private Placement were placed in a trust account (“Trust Account”), located in the United States with Continental Stock Transfer & Trust Company acting as trustee, and will invest only in United States government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”) which invest only in direct U.S. government treasury obligations, until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the Trust Account as described below.
The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of Private Placement Warrants, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. There is no assurance that the Company will be able to complete a Business Combination successfully. The Company must complete one or more initial Business Combinations having an aggregate fair market value of at least 80% of the assets held in the Trust Account (as defined below) (excluding the amount of deferred underwriting discounts held in trust and taxes payable on the interest earned on the Trust Account) at the time of the agreement to enter into the initial Business Combination. However, the Company will only complete a Business Combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the partner or otherwise acquires a controlling interest in the partner sufficient for it not to be required to register as an investment company under the Investment Company Act.
The Company will provide its holders (the “Public Shareholders”) of its Public Shares with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a shareholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek shareholder approval of a Business

QELL ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
Combination or conduct a tender offer will be made by the Company, solely in its discretion. The Public Shareholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then in the Trust Account (initially anticipated to be $10.00 per Public Share). The per-share amount to be distributed to Public Shareholders who redeem their Public Shares will not be reduced by the deferred underwriting commissions the Company will pay to the underwriters (as discussed in Note 5). These Public Shares will be classified as temporary equity upon the completion of the Initial Public Offering in accordance with the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” In such case, the Company will proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 and the approval of an ordinary resolution. If a shareholder vote is not required by law and the Company does not decide to hold a shareholder vote for business or other legal reasons, the Company will, pursuant to its amended and restated memorandum and articles of association, conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (“SEC”) and file tender offer documents with the SEC prior to completing a Business Combination. If, however, shareholder approval of the transactions is required by law, or the Company decides to obtain shareholder approval for business or legal reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. Additionally, each Public Shareholder may elect to redeem their Public Shares irrespective of whether they vote for or against the proposed transaction. If the Company seeks shareholder approval in connection with a Business Combination, the initial shareholders (as defined below) have agreed to vote their Founder Shares (as defined below in Note 4) and any Public Shares purchased during or after the Initial Public Offering in favor of a Business Combination. Subsequent to the consummation of the Initial Public Offering, the Company will adopt an insider trading policy which will require insiders to: (i) refrain from purchasing shares during certain blackout period and when they are in possession of any material non-public information and (ii) to clear all trades with the Company’s legal counsel prior to execution. In addition, the initial shareholders have agreed to waive their redemption rights with respect to their Founder Shares and Public Shares in connection with the completion of a Business Combination.
Notwithstanding the foregoing, the Amended and Restated Memorandum and Articles of Association will provide that a Public Shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 15% or more of the Class A ordinary shares sold in the Initial Public Offering, without the prior consent of the Company.
The Company’s Sponsor, officers and directors (the “initial shareholders”) have agreed not to propose an amendment to the memorandum and articles of association (A) that would modify the substance or timing of the Company’s obligation to allow redemption in connection with our initial business combination or to redeem 100% of its Public Shares if the Company does not complete a Business Combination within 24 months from the closing of the Initial Public Offering, or October 2, 2022, (the “Combination Period”) or (B) with respect to any other provision relating to shareholders’ rights or pre- initial Business Combination activity, unless the Company provides the Public Shareholders with the opportunity to redeem their Class A ordinary shares in conjunction with any such amendment. If the Company is unable to complete a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay the income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the board of directors, liquidate and dissolve, subject in the case of clauses (ii) and (iii), to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

QELL ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
The Sponsor, officers and directors have agreed to waive their liquidation rights with respect to the Founder Shares if the Company fails to complete a Business Combination within the Combination Period. However, if the initial shareholders or members of the Company’s management team acquire Public Shares in or after the Initial Public Offering, they will be entitled to liquidating distributions from the Trust Account with respect to such Public Shares if the Company fails to complete a Business Combination within the Combination Period. The underwriters have agreed to waive their rights to its deferred underwriting commission (see Note 5) held in the Trust Account in the event the Company does not complete a Business Combination within the Combination Period and, in such event, such amounts will be included with the other funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be only $10.00 per share initially held in the Trust Account. In order to protect the amounts held in the Trust Account, the Sponsor has agreed to be liable to the Company if and to the extent any claims by a vendor for services rendered or products sold to the Company, or a prospective partner business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account. This liability will not apply with respect to any claims by a third party who executed a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account or to any claims under the Company’s indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (except for the Company’s independent registered public accounting firm), prospective partner businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.
Liquidity and capital resources
As of March 31, 2021, the Company had approximately $1.0 million in its operating bank account and negative working capital of approximately $1.7 million.
The Company’s liquidity needs through March 31, 2021 were satisfied through a contribution of $25,000 from the Sponsor to cover certain of the Company’s expenses in exchange for the issuance of the Founder Shares, a loan of approximately $195,000 from the Sponsor under the Note (see Note 4), and the net proceeds from the consummation of the Private Placement not held in the Trust Account. The Company fully repaid the Note on November 2, 2020. In addition, in order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, provide the Company Working Capital Loans (see Note 4). As of March 31, 2021, there were no amounts outstanding under any Working Capital Loan.
Based on the foregoing, management believes that the Company will have sufficient working capital and borrowing capacity from the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors to meet its needs through the earlier of the consummation of a Business Combination or one year from this filing. Over this time period, the Company will be using these funds for ongoing operating expenditures, paying existing accounts payable, and structuring, negotiating and consummating the Business Combination.
Management continues to evaluate the impact of the COVID-19 pandemic and has concluded that the specific impact is not readily determinable as of the date of the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. See further discussion in Note 5.
Going Concern
The liquidity condition raises substantial doubt about the Company’s ability to continue as a going concern through October 2, 2022, the scheduled liquidation date of the Company. These financial statements

QELL ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.
Basis of presentation
The accompanying unaudited condensed financial statements are presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for financial information and pursuant to the rules and regulations of the SEC. Accordingly, they do not include all of the information and footnotes required by GAAP. In the opinion of management, the unaudited condensed financial statements reflect all adjustments, which include only normal recurring adjustments necessary for the fair statement of the balances and results for the period presented. Operating results for the three months ended March 31, 2021 are not necessarily indicative of the results that may be expected through December 31, 2021.
Emerging growth company
The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, (the “Securities Act”), as modified by the Jumpstart Business Startups Act of 2012, (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.
Further, Section 102(b)(1) of the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that an emerging growth company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make the comparison of the Company’s financial statements with another public company that is neither an emerging growth company nor an emerging growth company that has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.
Proposed Business Combination and Related Transaction
On March 30, 2021, the Company entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among Qell DutchCo B.V., a Netherlands limited liability company and wholly owned subsidiary of our Sponsor (“Holdco”), Queen Cayman Merger LLC, a Cayman Islands limited liability company (“Merger Sub”), and Lilium GmbH, a German limited liability company ( “Lilium”).The Business Combination Agreement provides for, among other things, the following transactions on closing (collectively, the “Business Combination”):
•
After signing of the Business Combination Agreement, and prior to closing of the Business Combination, the legal form of our Sponsor shall be changed from a private company with limited liability to a public limited liability company;

QELL ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
•
The Company will merge with and into Merger Sub (the “Merger”), with Merger Sub as the surviving company (the “Surviving Company”) in the merger and, after giving effect to such merger, becoming a wholly owned subsidiary of the Company’ Sponsor;

•
In connection with the Merger, each issued and outstanding ordinary share of the Company will be converted into a claim for a corresponding equity security in the Merger Sub, and such claim shall then be automatically contributed into the Company’s Sponsor in exchange for one ordinary share in the share capital of Holdco (a “Holdco Ordinary Share”);

•
Immediately following the Merger, Merger Sub and Holdco will cause Merger Sub to, commence winding up under the Cayman LLC Act and distribute all of its tangible and intangible assets (including all cash) and transfer any and all of its liabilities to Holdco (the “Liquidation Distribution and Assumption”);

•
Immediately following the Liquidation Distribution and Assumption, Holdco will take a series of actions including, but not limited to, (i) consummation of the Private Placement (as defined below), (ii) appointment of Daniel Wiegand as executive director to the board of directors of Holdco, and (iii) execution of the Holdco Board Agreements (as defined in the Business Combination Agreement);

•
The shareholders of Lilium will exchange (the “Exchange”) their interests in Lilium for Holdco Ordinary Shares. All Lilium shareholders, but for Daniel Wiegand, will receive Class A Holdco Ordinary Shares in the Exchange. Daniel Weigand will receive Class B Holdco Ordinary Shares. Class B Holdco Ordinary Shares will rank pari passu with Class A Holdco Ordinary Shares in all respects, provided they will be entitled to 3x super voting rights, subject to customary sunset provisions; and

•
Each outstanding warrant to purchase a Class A ordinary share of Qell will, by its terms, convert into a warrant to purchase one Holdco Ordinary Share, on the same contractual terms.

In accordance with the terms and subject to the conditions of the Business Combination Agreement, the consideration to be received by the shareholders of Lilium in connection with the transactions contemplated under the Business Combination Agreement shall be an aggregate number of Holdco Ordinary Shares equal to (a) $2,400,000,000, divided by (b) $10.00. Each our shareholder will receive one Holdco Ordinary Share per our ordinary share, as set forth above. Cash held in the trust account net of redemptions and the proceeds of the Private Placement (as defined below), less the transaction costs of the Business Combination, will be received by Holdco and used for general corporate purposes after the Business Combination.
Concurrently with the execution of the Business Combination Agreement, the Company entered into Subscription Agreements with certain investors (collectively, the “Private Placement Investors”) pursuant to which, among other things, such investors agreed to subscribe for and purchase and Holdco agreed to issue and sell to such investors, 45,000,000 Holdco Ordinary Shares (the “Private Placement Shares”), for an aggregate of $450,000,000 (the “Private Placement”) in proceeds. The closing of the Private Placement is contingent upon, among other things, the substantially concurrent consummation of the Business Combination and related transactions.
Note 2 — Summary of significant accounting policies
Use of estimates
The preparation of financial statements in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

QELL ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statement, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. One of the more significant accounting estimates included in these financial statements is the determination of the fair value of the warrant liability. Such estimates may be subject to change as more current information becomes available and accordingly the actual results could differ significantly from those estimates.
Concentration of credit risk
Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which, at times, may exceed the Federal Depository Insurance Coverage of $250,000. At March 31, 2021 and December 31, 2020, the Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.
Cash and cash equivalents
The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company had no cash equivalents as of March 31, 2021 and December 31, 2020.
Investments Held in Trust Account
The Company’s portfolio of investments held in the Trust Account is comprised of cash and U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or investments in money market funds that invest in U.S. government securities, or a combination thereof. The Company’s investments held in the Trust Account are classified as trading securities. Trading securities are presented on the balance sheet at fair value at the end of each reporting period. Gains and losses resulting from the change in fair value of these investments are included in net gain from investments held in Trust Account in the accompanying statement of operations. The estimated fair values of investments held in the Trust Account are determined using available market information, other than for investments in open-ended money market funds with published daily net asset values (“NAV”), in which case the Company uses NAV as a practical expedient to fair value. The NAV on these investments is typically held constant at $1.00 per unit. At March 31,2021, substantially all of the assets held in the Trust Account were held in U.S. Treasury Bills.
Fair Value Measurement
Fair value is defined as the price that would be received for sale of an asset or paid for transfer of a liability, in an orderly transaction between market participants at the measurement date. GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value.
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers include:
•
Level 1, defined as observable inputs such as quoted prices for identical instruments in active markets;

•
Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

•
Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

QELL ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.
Fair Value of Financial Instruments
As of March 31, 2021 and December 31, 2020, the carrying values of cash, accounts payable and accrued expenses approximate their fair values primarily due to the short-term nature of the instruments. The Company’s investments held in Trust Account are comprised of investments in U.S. Treasury securities with an original maturity of 185 days or less or investments in a money market funds that comprise only U.S. treasury securities and are recognized at fair value. The fair value of investments held in Trust Account is determined using quoted prices in active markets, other than for investments in open-ended money market funds with published daily NAV, in which case the Company uses NAV as a practical expedient to fair value.
Class A Ordinary Shares Subject to Possible Redemption
Class A ordinary shares subject to mandatory redemption (if any) are classified as liability instruments and are measured at fair value. Conditionally redeemable Class A ordinary shares (including Class A ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, Class A ordinary shares are classified as shareholders’ equity. Our Class A ordinary shares feature certain redemption rights that are considered to be outside of our control and subject to the occurrence of uncertain future events. Accordingly, at March 31, 2021 and December 31, 2020, an aggregate of 32,571,861 and 30,212,716, respectively, of Class A ordinary shares subject to possible redemption are presented as temporary equity, outside of the shareholders’ equity section of the Company’s balance sheet.
Net Income Per Ordinary Share
Net income (loss) per ordinary share is computed by dividing net income (loss) by the weighted-average number of ordinary shares outstanding during the periods. The Company has not considered the effect of the warrants sold in the Initial Public Offering and the Private Placement to purchase an aggregate of 19,710,000 of the Company’s Class A ordinary shares in the calculation of diluted income (loss) per share, since their inclusion would be anti-dilutive under the treasury stock method.
The Company’s statement of operations includes a presentation of income per share for ordinary shares subject to redemption in a manner similar to the two- class method of income per share. Net income per ordinary share, basic and diluted for Class A ordinary shares is calculated by dividing the gain on marketable securities, dividends, and interest held in the Trust Account, net of applicable taxes available to be withdrawn from the Trust Account, resulting in net income of $63,000 for the three months ended March 31, 2021, by the weighted average number of Class A ordinary shares outstanding for the period. Net income per ordinary share, basic and diluted for Class B ordinary shares is calculated by dividing the net income, less income attributable to Class A ordinary shares by the weighted average number of Class B ordinary shares outstanding for the period.
Income Taxes
FASB ASC Topic 740, “Income Taxes” prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. There were no unrecognized tax benefits as of March 31, 2021and December 31, 2020. The Company’s management determined that the Cayman Islands is the Company’s only major tax jurisdiction. The Company recognizes accrued interest and penalties related to unrecognized

QELL ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties as of March 31,2021 and December 31, 2020. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.
There is currently no taxation imposed on income by the Government of the Cayman Islands. In accordance with Cayman income tax regulations, income taxes are not levied on the Company. Consequently, income taxes are not reflected in the Company’s financial statements. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.
Recent accounting pronouncements
In August 2020, the FASB issued Accounting Standards Update (“ASU”) No. 2020-06, Debt — Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815-40): Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity (“ASU 2020-06”), which simplifies accounting for convertible instruments by removing major separation models required under current GAAP. The ASU also removes certain settlement conditions that are required for equity-linked contracts to qualify for the derivative scope exception, and it simplifies the diluted earnings per share calculation in certain areas. The Company adopted ASU 2020-06 on January 1, 2021. Adoption of the ASU did not impact the Company’s financial position, results of operations or cash flows.
The Company’s management does not believe that any other recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.
Offering Costs Associated with the Initial Public Offering
Offering costs consisted of legal, accounting, underwriting fees and other costs incurred in connection with the preparation for the Initial Public Offering. Offering costs are allocated to the separable financial instruments issued in the Initial Public Offering based on a relative fair value basis, compared to total proceeds received. Offering costs associated with warrant liabilities are expensed as incurred, presented as non-operating expenses in the statement of operations. Offering costs associated with the Public Shares were charged to shareholders’ equity upon the completion of the Initial Public Offering.
Note 3 — Initial Public Offering
On October 2, 2020, the Company consummated its Initial Public Offering of 37,950,000 Units, including 4,950,000 Over-Allotment Units, at $10.00 per Unit, generating gross proceeds of $379.5 million, and incurring offering costs of approximately $21.1 million, inclusive of approximately $13.3 million in deferred underwriting commissions.
Each Unit consists of one Class A ordinary share, par value $0.0001 per share and one-third of one redeemable warrant (each, a “Public Warrant”). Each whole Public Warrant entitles the holder to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment (see Note 6).
Note 4 — Related party transactions
Founder shares
On August 7, 2020, the Sponsor paid $25,000 to cover certain offering costs in consideration for 25,000 ordinary shares, par value $1.00 per share, of which 3,261 ordinary shares were subject to forfeiture to the extent that the over-allotment option was not exercised in full by the underwriters. On September 29, 2020, the Company amended its Memorandum and Articles of Association to designate the 25,000 ordinary shares

QELL ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
into 9,487,500 Class B ordinary shares, par value $0.0001 (the “Founder Shares”). Up to 1,237,500 Founder Shares were subject to forfeiture to the extent that the over-allotment option was not exercised in full by the underwriters, so that the Founder Shares would represent 20.0% of the Company’s issued and outstanding shares after the Initial Public Offering. All shares and the associated amounts have been retroactively restated to reflect the aforementioned share capitalization. The underwriters fully exercised the over-allotment option on October 2, 2020; thus, these Founder Shares were no longer subject to forfeiture.
The initial shareholders agreed, subject to limited exceptions, not to transfer, assign or sell any of their Founder Shares until the earlier to occur of: (A) one year after the completion of the initial Business Combination and (B) subsequent to the initial Business Combination, (x) if the closing price of the Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the initial Business Combination, or (y) the date on which the Company completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of the Public Shareholders having the right to exchange their ordinary shares for cash, securities or other property.
Private placement warrants
Simultaneously with the closing of the Initial Public Offering, the Company consummated the Private Placement of 7,060,000 Private Placement Warrants, at a price of $1.50 per Private Placement Warrant with the Sponsor, generating gross proceeds of approximately $10.6 million. On September 30, 2020, the Company received an advance from the Sponsor for Private Placement Warrants of approximately $9.9 million. Subsequent to September 30, 2020, the Company received the remaining proceeds for the Private Placement Warrants for the total purchase price of $10.6 million.
Each warrant is exercisable to purchase one Class A ordinary share at $11.50 per share. A portion of the proceeds from the Private Placement Warrants was added to the proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the Private Placement Warrants will expire worthless.
The Sponsor and the Company’s officers and directors agreed, subject to limited exceptions, not to transfer, assign or sell any of their Private Placement Warrants until 30 days after the completion of the initial Business Combination.
Sponsor loan
On August 7, 2020, the Sponsor agreed to loan the Company up to $300,000 to cover expenses related to the Initial Public Offering pursuant to a promissory note (the “Note”). This loan is non-interest bearing and payable upon the completion of the Initial Public Offering. As of September 30, 2020, the Company borrowed approximately $195,000 under the Note. The Company fully repaid the Note on November 2, 2020.
Working Capital Loans
In addition, in order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1.5 million of such Working Capital Loans may be convertible into private placement warrants at a price of  $1.50 per warrant. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and

QELL ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
no written agreements exist with respect to such loans. As of March 31, 2021 and December 31, 2020, the Company had no borrowings under the Working Capital Loans.
Administrative services agreement
Commencing on the date the Company’s securities were first listed on Nasdaq, the Company agreed to pay the Sponsor a total of $10,000 per month for office space, secretarial and administrative services. Upon completion of the initial Business Combination or the Company’s liquidation, the Company will cease paying these monthly fees.
On January 28, 2021, the Company entered into an Administrative Services Agreement with Qell Operational Holdings LLC (“Holdings”), an affiliate of Qell Partners LLC, pursuant to which Holdings will provide certain administrative services to the Company and the Company will reimburse Holdings up to $50,000 a month, subject to adjustment in accordance with the terms of the agreement. In connection therewith, the Company terminated the Administrative Services Agreement between the Company and the Sponsor dated October 1, 2020. The Company incurred approximately $77,958 in administrative expenses under the agreement, which is recognized in the accompanying unaudited condensed statements of operations for the three months ended March 31, 2021 within general and administrative expenses — related party. As of March 31, 2021 and December 31, 2020, there was no outstanding balance in accounts payable — related party, as reflected in the accompanying unaudited condensed balance sheets.
Note 5 — Commitments & contingencies
Registration rights
The holders of Founder Shares, Private Placement Warrants, Class A ordinary shares underlying the Private Placement Warrants and warrants that may be issued upon conversion of Working Capital Loans (and any Class A ordinary shares issuable upon the exercise of the Private Placement Warrants and warrants that may be issued upon conversion of Working Capital Loans) will be entitled to registration rights pursuant to a registration rights agreement to be signed upon consummation of the Initial Public Offering. These holders will be entitled to make up to three demands, excluding short form demands, that the Company registers such securities. In addition, these holders will have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of the initial Business Combination. The Company will bear the expenses incurred in connection with the filing of any such registration statements.
Underwriting agreement
The Company granted the underwriters a 45-day option from the final prospectus relating to the Initial Public Offering to purchase up to 4,950,000 additional Units to cover over-allotments, if any, at the Initial Public Offering price less the underwriting discounts and commissions. The underwriters fully exercised the over-allotment option on October 2, 2020.
The underwriters were entitled to an underwriting discount of $0.20 per unit, or approximately $7.6 million in the aggregate, paid upon the closing of the Initial Public Offering. The underwriters reimbursed $300,000 for certain offering costs to the Company. In addition, $0.35 per unit, or approximately $13.3 million in the aggregate will be payable to certain of the underwriters for deferred underwriting commissions. The deferred fee will become payable to the underwriters from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.
Risks and Uncertainties
On January 30, 2020, the World Health Organization (“WHO”) announced a global health emergency because of a new strain of coronavirus (the “COVID- 19 outbreak”). In March 2020, the WHO classified the COVID-19 outbreak as a pandemic, based on the rapid increase in exposure globally. The full impact of

QELL ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
the COVID-19 outbreak continues to evolve. Management continues to evaluate the impact of the COVID-19 outbreak on the industry and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations and/or search for a target company, the specific impact is not readily determinable as of the date of these financial statement. The financial statement does not include any adjustments that might result from the outcome of this uncertainty.
Note 6 — Shareholders’ deficit
Preference shares — The Company is authorized to issue 1,000,000 preference shares with a par value of $0.0001 per share. As of March 31, 2021 and December 31, 2020, there were no preference shares issued or outstanding.
Class A ordinary shares — The Company is authorized to issue 200,000,000 Class A ordinary shares with a par value of $0.0001 per share. As of March 31, 2021 and December 31, 2020, there were 5,378,139 and 7,737,284 Class A ordinary shares issued or outstanding, excluding 32,571,861 and 30,212,716 Class A ordinary shares subject to possible redemption.
Class B ordinary shares — The Company is authorized to issue 20,000,000 Class B ordinary shares with a par value of $0.0001 per share. As of March 31, 2021 and December 31, 2020, there were 9,487,500 Class B ordinary shares issued or outstanding.
Ordinary shareholders of record are entitled to one vote for each share held on all matters to be voted on by shareholders. Holders of Class A ordinary shares and holders of Class B ordinary shares will vote together as a single class on all matters submitted to a vote of the shareholders except as required by law.
The Class B ordinary shares will automatically convert into Class A ordinary shares on the first business day following the consummation of the initial Business Combination at a ratio such that the number of Class A ordinary shares issuable upon conversion of all Founder Shares will equal, in the aggregate, on an as-converted basis, 20% of the sum of  (i) the total number of ordinary shares issued and outstanding upon the consummation of the Initial Public Offering, plus the sum of the total number of Class A ordinary shares issued or deemed issued or issuable upon conversion or exercise of any equity-linked securities or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of the initial Business Combination (net of any redemptions of Class A ordinary shares by Public Shareholders), excluding any Class A ordinary shares or equity-linked securities exercisable for or convertible into Class A ordinary shares issued, deemed issued, or to be issued, to any seller in the initial Business Combination and any Private Placement Warrants issued to the Sponsor, members of the Company’s founding team or any of their affiliates upon conversion of Working Capital Loans. In no event will the Class B ordinary shares convert into Class A ordinary shares at a rate of less than one to one.
Note 7 — Warrants
As of March 31, 2021, there was an aggregate of 12,650,000 Public Warrants and 7,060,000 Private Placement Warrants outstanding. Public Warrants may only be exercised for a whole number of shares. No fractional Public Warrants will be issued upon separation of the Units and only whole Public Warrants will trade. The Public Warrants will become exercisable on the later of  (a) 30 days after the completion of a Business Combination or (b) 12 months from the closing of the Initial Public Offering; provided in each case that the Company has an effective registration statement under the Securities Act covering the Class A ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or the Company permits holders to exercise their warrants on a cashless basis and such cashless exercise is exempt from registration under the Securities Act). The Company has agreed that as soon as practicable, but in no event later than 20 business days after the closing of the initial Business Combination, the Company will use its commercially reasonable efforts to file with the SEC a registration statement covering the Class A ordinary shares issuable upon exercise of the warrants, and the Company will use its commercially reasonable efforts to cause the same to become effective within 60 business days after the closing of the initial Business Combination, and to maintain the effectiveness of such registration statement and a current

QELL ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
prospectus relating to those Class A ordinary shares until the warrants expire or are redeemed; provided that if the Class A ordinary shares are at the time of any exercise of a warrant not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of Public Warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elect, it will not be required to file or maintain in effect a registration statement. If a registration statement covering the Class A ordinary shares issuable upon exercise of the warrants is not effective by the 60th day after the closing of the initial Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption, but the Company will use its best efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.
The warrants have an exercise price of at $11.50 per share and will expire five years after the completion of a Business Combination or earlier upon redemption or liquidation. In addition, if  (x) the Company issues additional Class A ordinary shares or equity linked securities for capital raising purposes in connection with the closing of the initial Business Combination at an issue price or effective issue price of less than $9.20 per Class A ordinary share (with such issue price or effective issue price to be determined in good faith by the board of directors and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any Founder Shares held by the Sponsor or such affiliates, as applicable, prior to such issuance), or the Newly Issued Price, (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the initial Business Combination on the date of the consummation of the initial Business Combination (net of redemptions), and (z) the volume- weighted average trading price of the ordinary shares during the 20 trading day period starting on the trading day after the day on which the Company consummates its initial Business Combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, and the $10.00 and 18.00 per share redemption trigger prices described below under “Redemption of warrants for Class A ordinary shares when the price per Class A ordinary share equal or exceed $10.00” and “Redemption of warrants for cash when the price per Class A ordinary share equals or exceeds $18.00” will be adjusted (to the nearest cent) to be equal to 100% and 180% of the higher of the Market Value and the Newly Issued Price, respectively.
The Private Placement Warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except that the Private Placement Warrants will not be transferable, assignable or salable until 30 days after the completion of the initial Business Combination and they will not be redeemable by the Company (except as described below) so long as they are held by the Sponsor or its permitted transferees. The Sponsor, or its permitted transferees, has the option to exercise the Private Placement Warrants on a cashless basis. If the Private Placement Warrants are held by holders other than the Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by the Company in all redemption scenarios and exercisable by the holders on the same basis as the warrants included in the units being sold in the Initial Public Offering.
Redemptions for warrants for cash when the price per Class A ordinary share equals or exceeds $18.00.
Once the warrants become exercisable, the Company may redeem the outstanding warrants (except with respect to the Private Placement Warrants):
•
in whole and not in part;

•
at a price of $0.01 per warrant;

•
upon a minimum of 30 days’ prior written notice of redemption; and

•
if, and only if, the closing price of the Class A ordinary shares equals or exceeds $18.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the

QELL ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
like) for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to the warrant holders (the “Reference Value”).
The Company will not redeem the warrants as described above unless a registration statement under the Securities Act covering the Class A ordinary shares issuable upon exercise of the warrants is effective and a current prospectus relating to those Class A ordinary shares is available throughout the 30-day redemption period. If and when the warrants become redeemable by the Company, it may exercise its redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws.
Redemption of warrants for Class A ordinary shares when the price per Class A ordinary share equals or exceeds $10.00.
Once the warrants become exercisable, the Company may redeem the outstanding warrants (except as described herein with respect to the Private Placement Warrants):
•
in whole and not in part;

•
at $0.10 per warrant upon a minimum of 30 days’ prior written notice of redemption provided that holders will be able to exercise their warrants on a cashless basis prior to redemption and receive that number of shares determined by reference to an agreed table based on the redemption date and the “fair market value” of our Class A ordinary shares;

•
if, and only if, the closing price of Class A ordinary shares equals or exceeds $10.00 per public share (as adjusted per share subdivisions, share dividends, reorganizations, recapitalizations and the like) on the trading day before we send the notice of redemption to the warrant holders; and

•
if the Reference Value is less than $18.00 per share (as adjusted for share splits, share dividends, rights issuances, subdivisions, reorganizations, recapitalizations and the like), then the Private Placement Warrants must also concurrently be called for redemption on the same terms (except as described herein with respect to a holder’s ability to cashless exercise its warrants) as the outstanding Public Warrants as described above.

The “fair market value” of the Class A ordinary shares for the above purpose shall mean the volume weighted average price of the Class A ordinary shares during the 10 trading days immediately following the date on which the notice of redemption is sent to the holders of warrants. In no event will the warrants be exercisable in connection with this redemption feature for more than 0.361 Class A ordinary shares per warrant (subject to adjustment).
In no event will the Company be required to net cash settle any Warrants. If the Company is unable to complete the initial Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless.

QELL ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
Note 8 — Fair Value Measurements
The following table presents information about the Company’s financial assets and financial liabilities that are measured at fair value on a recurring basis as of March 31, 2021 and December 31, 2020 by level within the fair value hierarchy:
	Fair Value Measured as of March 31, 2021
	Level 1	Level 2	Level 3	Total
Assets
Investments held in Trust Account – U.S. Treasury Securities	$379,642,480	$—	$—	$379,642,480
Liabilities:
Derivative warrant liabilities – Public warrants	21,758,000	—	—	21,758,000
Derivative warrant liabilities – Private warrants	—	—	12,143,200	12,143,200
Total fair value	$401,400,480	$—	$12,143,200	$413,543,680
	Fair Value Measured as of December 31, 2020
	Level 1	Level 2	Level 3	Total
Assets
Investments held in Trust Account – U.S. Treasury Securities	$379,579,492	$—	$—	$379,579,492
Liabilities:
Derivative warrant liabilities – Public warrants	39,468,000	—	—	39,468,000
Derivative warrant liabilities – Private warrants	—	—	22,027,200	22,027,200
Total fair value	$419,047,492	$—	$22,027,200	$441,074,692
Transfers to/from Levels 1, 2, and 3 are recognized at the end of the reporting period. There were no transfers during the period.
Level 1 instruments include investments in government securities. The Company uses inputs such as actual trade data, benchmark yields, quoted market prices from dealers or brokers, and other similar sources to determine the fair value of its investments.
The fair value of the Public Warrants issued in connection with the Public Offering and Private Placement Warrants was initially measured using a Monte Carlo simulation model and subsequently, the fair value of the Private Placement Warrants has been estimated using a Monte Carlo simulation model as of each measurement date. For the three months ended March 31, 2021, the Company recognized a gain to the statement of operations resulting from a decrease in the fair value of liabilities of approximately $27.6 million presented as change in fair value of derivative warrant liabilities on the accompanying statement of operations.
The estimated fair value of the Private Placement Warrants, and the Public Warrants prior to being separately listed and traded, is determined using Level 3 inputs. Inherent in a Monte Carlo simulation are assumptions related to expected stock-price volatility, expected life, risk-free interest rate and dividend yield. The Company estimates the volatility of its warrants based on implied volatility from the Company’s traded warrants and from historical volatility of select peer company’s ordinary shares that matches the expected remaining life of the warrants. The risk-free interest rate is based on the U.S. Treasury zero- coupon yield curve on the grant date for a maturity similar to the expected remaining life of the warrants. The expected life of the warrants is assumed to be equivalent to their remaining contractual term. The dividend rate is based on the historical rate, which the Company anticipates remaining at zero.

QELL ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
The following table provides quantitative information regarding Level 3 fair value measurements inputs at their measurement dates:
	As of March 31, 2021	As of December 31, 2020
Exercise price	11.50	11.50
Stock Price	10.18	12.29
Option term (in years)	5.50	5.50
Volatility	22.20%	25.3%
Risk-free interest rate	1.04%	0.43%
The change in the fair value of the derivative warrant liabilities for the period for the three months ended March 31, 2021 is summarized as follows:
Derivative warrant liabilities as of January 1, 2021	$61,495,200
Change in fair value of derivative warrant liabilities	(27,594,000)
Derivative warrant liabilities as of March 31,2021	$33,901,200
The change in the fair value of the derivative warrant liabilities for the period ended December 31, 2020 is summarized as follows:
Derivative warrant liabilities as of October 2, 2020	$27,791,100
Change in fair value of derivative warrant liabilities	33,704,100
Derivative warrant liabilities as of December 31, 2020	$61,495,200
Note 9 — Subsequent events
Management has evaluated subsequent events and transactions that occurred after the balance sheet date through the date the balance sheet was available for issuance. Based upon this review, except as noted above, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm
To the Management Board and Shareholders of Lilium GmbH
Opinion on the Financial Statements
We have audited the accompanying consolidated statements of financial position of Lilium GmbH and its subsidiaries (the “Company”) as of December 31, 2020, December 31, 2019 and January 1, 2019, and the related consolidated statements of operations and other comprehensive income (loss), of changes in equity and of cash flows for the years ended December 31, 2020 and 2019, including the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020, December 31, 2019 and January 1, 2019, and the results of its operations and its cash flows for the years ended December 31, 2020 and 2019 in conformity with International Financial Reporting Standards as issued by the International Accounting Standards Board.
Substantial Doubt about the Company’s Ability to Continue as a Going Concern
The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 4 to the consolidated financial statements, the Company has incurred recurring losses from operations since its inception and expects to continue to generate operating losses that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 4. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.
Basis for Opinion
These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.
Munich, Germany
May 5, 2021
PricewaterhouseCoopers GmbH
Wirtschaftsprüfungsgesellschaft
/s/ Katharina Deni Wirtschaftsprüfer (German Public Auditor)	/s/ Alexander Fiedler Wirtschaftsprüfer (German Public Auditor)
We have served as the Company’s auditor since 2019.

Lilium Group
Consolidated Statements of Operations and Other Comprehensive Income (Loss)
for the years ended December 31, 2020 and 2019
in € thousand	Note	2020	2019
Revenue	[5]	97	—
Cost of sales	[5]	(10)	—
Gross profit		87	—
Research and development expenses	[6]	(90,345)	(38,136)
General and administrative expenses	[7]	(35,406)	(15,437)
Selling Expenses	[8]	(15,272)	(4,645)
Other income	[9]	2,346	76
Other expenses	[10]	(130)	(58)
Operating loss		(138,720)	(58,200)
Finance income	[11]	80	518
Finance expenses	[11]	(49,741)	(5,736)
Financial result	[11]	(49,661)	(5,218)
Loss before income tax		(188,381)	(63,418)
Income tax expense	[12]	(46)	(61)
Net loss for the period		(188,427)	(63,479)
Other comprehensive income (loss)
in € thousand	Note	2020	2019
Other comprehensive income that may be reclassified to profit or loss		36	3
Exchange differences on translation of foreign business units		36	3
Income taxes		—	—
Items that will not be subsequently reclassified to profit or loss		(44)	(114)
Remeasurement of defined pension benefit obligation	[23]	(44)	(114)
Income taxes		—	—
Other comprehensive income (loss)		(8)	(111)
Total consolidated comprehensive loss for the reporting period		(188,435)	(63,590)
Loss per share (basic and diluted) in €	[13]	(2,771)	(1,072)
The accompanying notes are an integral part of these consolidated financial statements (IFRS).

Lilium Group
Consolidated Statement of Financial Position
as of December 31, 2020, 2019 and January 1, 2019
ASSETS
in € thousand	Note	12/31/2020	12/31/2019	01/01/2019
Intangible assets	[14]	1,372	842	585
Property, plant and equipment	[15, 16]	22,715	14,700	9,908
Financial assets	[17]	2,112	918	200
Non-financial assets	[18]	153	96	68
Non-current assets		26,352	16,556	10,761
Other financial assets	[17]	50,676	4	20
Non-financial assets	[18]	5,774	1,722	1,820
Cash and cash equivalents		102,144	59,571	47,139
Current assets		158,594	61,297	48,979
Total Assets		184,946	77,853	59,740
EQUITY AND LIABILITIES
Subscribed capital	[19]	69	54	54
Share premium	[19]	253,815	89,660	89,660
Other capital reserves	[19]	110,055	3,981	—
Treasury shares	[19]	0	—	—
Accumulated loss	[19]	(306,098)	(117,672)	(54,192)
Accumulated other comprehensive income (loss)	[19]	(119)	(111)	—
Equity		57,722	(24,088)	35,522
Other financial liabilities	[21]	27	0	—
Lease liabilities	[16]	9,505	7,629	6,331
Share-based payment liability	[20]	—	21,083	13,203
Provisions	[22, 23]	411	289	85
Non-current liabilities		9,943	29,001	19,619
Other financial liabilities	[21]	21	25	37
Lease liabilities	[16]	1,613	1,086	705
Provisions	[22]	80	—	—
Income tax payable	[12]	43	86	29
Convertible loans	[21]	99,235	66,353	—
Trade and other payables	[24]	11,092	2,795	2,651
Other non-financial liabilities	[25]	5,197	2,595	1,177
Current liabilities		117,281	72,940	4,599
Total Equity and Liabilities		184,946	77,853	59,740
The accompanying notes are an integral part of these consolidated financial statements (IFRS).

Lilium Group
Consolidated Statement of Changes in Equity
for the years ended December 31, 2020 and 2019
	Note	Subscribed capital	Share premium*	Other capital reserves	Treasury shares	Accumulated loss	Accumulated other comprehensive income			Total Equity
in € thousand							Currency translation reserve	Income taxes relating to other components of equity	Remeasurement of defined pension benefit obligation
January 1, 2019		54	89,660	—	—	(54,192)	—	—	—	35,522
Profit (Loss) for the period		—	—	—	—	(63,479)	—	—	—	(63,479)
Other comprehensive income and expenses		—	—	—	—	—	3	—	(114)	(111)
Total comprehensive income (loss)		—	—	—	—	(63,479)	3	—	(114)	(63,590)
Convertible loans	[19]	—	—	3,981	—	—	—	—	—	3,981
Share capital increase	[19]	0	—	—	—	—	—	—	—	0
December 31, 2019		54	89,660	3,981	—	(117,671)	3	—	(114)	(24,087)
Profit (Loss) for the period		—	—	—		(188,427)	—	—	—	(188,427)
Other comprehensive income and expenses		—	—	—	—	—	36	—	(44)	(8)
Total comprehensive income (loss)		—	—	—	—	(188,427)	36	—	(44)	(188,435)
Share-based payments	[20]	—	—	71,990	—	—	—	—	—	71,990
Convertible loans	[19]	7	68,116	34,084	—	—	—	—	—	102,207
Share buy-back	[19]	—	(763)	—	(0)	—	—	—	—	(763)
Share capital increase and capital contributions*	[19]	8	96,802	—	—	—	—	—	—	96,810
December 31, 2020		69	253,815	110,055	(0)	(306,098)	39	—	(158)	57,722

*
Net of transaction cost. Refer to note 19.

The accompanying notes are an integral part of these consolidated financial statements (IFRS).

Lilium Group
Consolidated Statement of Cash Flows
for the years ended December 31, 2020 and 2019
in € thousand	2020	2019
Net loss for the period	(188,427)	(63,479)
Adjustments to reconcile consolidated net profit (loss) to net cash flows
Income tax expense	46	61
Net interest	34,498	5,734
Depreciation and amortisation	4,159	2,334
Expenses for share-based payments	50,907	7,880
Net gains/losses from the disposal of intangibles and PP&E	74	—
Fair value changes of convertible loans and promissory note	15,164	(516)
Income tax paid	(89)	(5)
Change in provisions	116	40
Working capital adjustments:
Changes in trade and other payables	8,358	131
Change in other assets and liabilities	(2,689)	773
Cash flow from operating activities	(77,883)	(47,047)
Purchases of intangible assets, property, plant and equipment	(8,865)	(4,797)
Payments for fixed term deposit	(50,000)	—
Payments for promissory notes	(630)	—
Interest received	23	0
Cash flow from investing activities	(59,472)	(4,797)
Proceeds from convertible loans	85,900	65,500
Payments for share buy-back	(763)	—
Proceeds from share capital increase and capital contribution	97,320	0
Payment of transaction cost for capital contribution	(503)	—
Principal elements of lease payments	(1,439)	(854)
Interest paid	(560)	(385)
Cash flow from financing activities	179,955	64,261
Cash-based changes in cash and cash equivalents	42,600	12,417
Effect of foreign exchange rate changes on cash and cash equivalents	(27)	15
Net (decrease) increase in cash and cash equivalents	42,573	12,432
Cash and cash equivalents at the beginning of the period	59,571	47,139
Cash and cash equivalents at the end of the period	102,144	59,571
Please refer to note 26.3.
The accompanying notes are an integral part of these consolidated financial statements (IFRS).

Lilium Group
IFRS CONSOLIDATED FINANCIAL STATEMENTS
1.
Corporate Information

Lilium GmbH was founded in 2015 as a start-up in the field of urban air mobility and intends to make regional air mobility a reality. Since their founding Lilium GmbH has primarily engaged in research and development of a self-developed electric Vertical Takeoff and Landing (eVTOL) jet (the “Lilium Jet”) for production and operation of a regional air mobility service as well as related services.
Lilium GmbH is a German limited-liability company and is registered in the commercial register at the Bavaria District Court Munich Germany under the number 216921. The registered headquarter is Claude-Dornier Str. 1, Geb. 335, 82234 Wessling Germany.
The consolidated financial statements of Lilium GmbH and its subsidiaries, collectively referred to as “the Company”, “the Group” or the “Lilium Group”, for the years ended December 31, 2020 and 2019 were authorized for issue by the Management Board on May 5, 2021.
2.
Basis of Preparation

The Group’s consolidated financial statements are prepared in accordance with International Financial Reporting Standards (“IFRS”), issued by the International Accounting Standards Board (“IASB”) and related interpretations issued by the IFRS Interpretations Committee.
The consolidated financial statements have been prepared on a going concern basis, applying a historical cost convention, unless otherwise indicated. They are prepared and reported in thousands of Euro (“€ thousand”) except where otherwise stated. Due to rounding, numbers presented may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures.
Group information
Lilium GmbH is the ultimate parent of the Lilium Group; its subsidiaries are as follows:
			% equity interest owned by Lilium GmbH
Name	Country of incorporation	Date of incorporation	12/31/2020	12/31/2019	01/01/2019
Lilium Aviation Inc.	United States	July 1, 2020	100.0%
Lilium Schweiz GmbH	Switzerland	December 8, 2017	100.0%	100.0%	100.0%
Lilium Aviation UK Ltd.	United Kingdom	December 20, 2017	100.0%	100.0%	100.0%
Lilium eAircraft GmbH	Germany	August 17, 2020	100.0%
Principles of consolidation
The consolidated financial statements incorporate the financial positions and the results of operations of the Group. Control is achieved when the Group is exposed, or has rights, to variable returns from its involvement with the investee and has the ability to affect those returns through its power over the investee. The financial statements of the subsidiaries are prepared for the same reporting period as Lilium GmbH, using consistent accounting policies. Intercompany transactions, balances and unrealized gains on transactions between Group companies are eliminated.
Segment
The Group operates its business as a single operating segment, which is also its reporting segment. An operating segment is defined as a component of an entity for which discrete financial information is available and whose results of operations are regularly reviewed by the chief operating decision maker. The Group’s chief operating decision maker is the Chief Executive Officer, who reviews results of operations to make decisions about allocating resources and assessing performance based on consolidated financial information.

Foreign currency
The Group’s consolidated financial statements are presented using the Euro, which is the Company’s functional currency. All of the Group’s foreign subsidiaries’ functional currency is the local currency. Lilium translates the financial statements of these subsidiaries to Euro using year-end exchange rates for assets and liabilities, and average exchange rates for income and expenses. Adjustments resulting from translating foreign functional currency financial statements into Euro are recorded as a separate component on the consolidated statements of comprehensive income.
Monetary assets and liabilities that are denominated in currencies other than the respective functional currencies are remeasured at the foreign currency rates as of the reporting date. Foreign currency transaction gains and losses from the remeasurement are included in other income and other expenses, as appropriate, in the consolidated statements of operations for the period.
3.
Significant Accounting Policies

Intangible assets
Research and development costs
In developing this novel eVTOL technology the Group is incurring significant research and development costs.
The costs for internally generated research and development are expensed when incurred. A portion of costs for internally generated development is capitalized if:
•
the product or process is technically feasible;

•
adequate resources are available to successfully complete the development;

•
the benefits from the assets are demonstrated;

•
the costs attributable to the projects are reliably measured;

•
the Group intends to produce and market or use the developed product or process and can demonstrate its market relevance.

Management recognizes an interest for an air mobility service, especially within heavily populated urban areas however, there is not yet an established market for this new industry. The self-developed eVTOL technology going into the Lilium Jet development is highly innovative and there are uncertainties related to successful completion of the development. Consequently, the Group has not yet capitalized development costs. These costs are reflected in the statement of operations in the period in which the expenditure is incurred.
Purchased intangibles
Intangible assets acquired separately are measured on initial recognition at cost. Following initial recognition, intangible assets are carried at cost less any accumulated amortization and accumulated impairment losses.
Useful life
Software	2 – 15 years
Purchased concessions, rights and other intangible assets	10 – 20 years
Impairment tests
At the end of each reporting period, the Group assesses whether there is an indication that an asset may be impaired. If any indication exists, or when annual impairment testing for an asset is required, the Group estimates the asset’s recoverable amount. The recoverable amount is determined for an individual asset, unless the asset does not generate cash inflows that are largely independent of those from other assets or groups of assets. An asset’s recoverable amount is the higher of an asset’s or cash generating unit

(“CGU”)’s fair value less costs of disposal and its value in use. When the carrying amount of an asset or CGU exceeds its recoverable amount, the asset is considered impaired and is written down to its recoverable amount.
In assessing value in use, the estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset. In determining fair value less costs of disposal, recent market transactions are taken into account. If no such transactions can be identified, an appropriate valuation model is used.
Property, Plant and Equipment
Property, plant and equipment are measured at cost, net of accumulated depreciation and any accumulated impairment losses. Costs of construction recognized include all attributable direct costs including material and production overheads, and, where applicable, an initial estimate of the cost of dismantling and removing the item and restoring the site on which it is located.
Borrowing costs are capitalized as part of the underlying asset under construction if there is a qualifying asset.
Subsequent expenditures on assets are capitalized only when it is probable that future economic benefits associated with the expenditure will flow to the Group. Repairs and maintenance are expensed in profit or loss in the period the costs are incurred.
If items of property, plant and equipment are sold or disposed off, the gain or loss arising from the disposal is recognized as other operating income or expense in the consolidated statement of operations and comprehensive income.
Depreciation is calculated on a straight-line basis based on the following useful lives:
Useful life
Rights to land and buildings including leasehold improvements	2 – 9 years
Technical equipment and machinery	3 – 25 years
Office and other equipment	3 – 13 years
Vehicles	5 – 11 years
Assets qualifying as low value assets with a value of €1 thousand are aggregated into groups and depreciated over a useful life of 5 years.
Leasehold improvements are amortized over the unexpired portion of the lease term, or the estimated useful life of the improvements, whichever is shorter. The residual values, useful lives and methods of depreciation of property, plant and equipment are reviewed at each financial year end and adjusted prospectively, if appropriate.
Leases
The Group’s lease obligations primarily relate to rights to buildings mainly for its office and research and development premises. As lease contracts are negotiated on an individual basis, lease terms contain a range of different terms and conditions. Lease contracts are typically entered for a period of 2-9 years and regularly include renewal and termination options, which provide operational flexibility to Lilium.
As a lessee, at the inception of a contract, the Group assesses whether the contract is, or contains, a lease. A contract is, or contains, a lease if the contract conveys the right to control the use of an identified asset for a period in exchange for consideration.
The Group recognises right of use assets which represent a right to use the underlying leased assets and corresponding lease liabilities which represent the present value of future lease payments, excluding short-term leases (lease term of 12 months or less from commencement date and do not contain a purchase options) and leases of low value assets acquisition costs less than €5 thousand), in the consolidated statement of financial position at the date at which the leased asset is available for use.

Liabilities arising from a lease are initially measured at present value of lease payments discounted using interest rate implicit in the lease or incremental borrowing rate in case interest rate implicit in the lease is not readily determinable.
Main components of the lease payments included in the measurement of the lease liability comprise the following:
•
fixed lease payments;

•
variable lease payments that are linked to an index (consumer price index);

•
lease payments in an optional renewal period if the Group is reasonably certain to exercise an extension option.

Lease payments contain principal elements and interest. Interest is presented as part of finance costs in the consolidated statements of operations and other comprehensive income using the effective interest method. Principal and interest portion of lease payments have been presented within financing activities in the statement of cash flow. The carrying amount of lease liabilities is remeasured if there is change in the future lease payments due to change in index or rate.
Right of use assets at the lease commencement date are measured at cost less any accumulated depreciation and impairment losses and adjusted for any remeasurement of lease liabilities recognised. Cost of right of use assets includes lease liabilities, initial direct costs, prepayments made on or before the commencement date and less any lease incentives received. Right of use assets are depreciated on straight line basis from the commencement date to the earlier of the end of the useful life of the right-of-use asset and the end of the lease term. The estimated useful lives of right of use assets are determined on the same basis as those of leased property and equipment. The right of use asset is periodically assessed for impairment. The Group has presented right of use assets within “Property, plant and equipment”.
Assets related to retirement obligations for leased buildings are included in the cost of right of use assets for the respective underlying building lease.
Group does not have any contracts as a lessor on the date of statement of financial position.
Non-financial Assets
Insurance recoveries are recognized for expected reimbursements for damaged assets. They have been measuredd based on a ratio of total tangible assets to insurance coverage. The tangible asset values were derived from replacement costs adjusted to exclude tools still available, premiums paid on materials and costs of related salaries or wages. Other non-financial assets are recognized at their nominal amounts.
Cash and Cash Equivalents
Cash and cash equivalents in the statement of financial position and statement of cash flows comprise cash at banks and on hand and short-term highly liquid deposits with a maturity of three months or less, that are readily convertible to a known amount of cash and subject to an insignificant risk of changes in value.
Financial Instruments
Financial instruments are contracts that give rise to a financial asset for one entity and to a financial liability or equity instrument for another entity. Purchases or sales of financial assets that require delivery of assets within a time frame established by regulation or convention in the marketplace (regular way trades) are recognised on the settlement date.
Financial assets and financial liabilities are offset and the net amount is reported in the consolidated statement of financial position if there is a currently enforceable legal right to offset the recognised amounts and there is an intention to settle on a net basis, to realise the assets and settle the liabilities simultaneously. The Company has no such assets and liabilities.
Financial assets

The Group’s financial assets include cash and cash equivalents, financial assets and other financial assets. Other financial assets consist of security deposits for leases, fixed-term deposits and promissory notes.
Financial assets are initially measured at fair value plus, in the case of a financial asset not measured at fair value through profit or loss, transaction costs. As an exception of this general rule, trade receivables are measured at their transaction price.
Financial assets are classified at initial recognition as either measured at amortized cost (“AC”), fair value through other comprehensive income (“FVOCI”), or fair value through profit or loss (“FVTPL”) depending on the contractual cash flows and the Group’s business model for managing them. For all financial assets the Group has the objective to hold financial assets in order to collect the contractual cash flows. If the contractual terms of the financial assets give rise on specified dates to cash flows that are solely payments of principal and interest on the principal outstanding amount, the Group will measure these financial assets at amortized cost under consideration of impairment (see following section). Currently all financial assets are measured at amortized cost, with the exception of the promissory notes which are required to be measured at fair value through profit or loss, because their cash flows are not solely payments of principal and interest on the principal outstanding amount. Effects resulting from impairment of financial assets that are not classified as FVTPL are presented in other expense, while changes in fair values are presented in finance income / expense.
A financial asset is derecognized (i.e., removed from the Group’s consolidated statement of financial position) when the rights to receive cash flows from the asset have expired or have been transferred in terms of fulfilling the derecognition criteria.
Impairment of financial assets — expected credit losses (“ECLs”)
All financial assets measured at amortized cost are required to be impaired at initial recognition in the amount of their expected credit loss (“ECL”). ECLs are based on the difference between the contractual cash flows due in accordance with the contract and all the cash flows that the Group expects to receive. Lilium recognizes an allowance for ECLs for cash and cash equivalents and other financial assets according to the “general approach”. This means that ECLs are recognized in three stages. For credit exposures at initial recognition, ECLs are provided for credit losses that result from default events which may be possible within the next 12-months (Stage 1: a 12-month ECL). For credit exposures for which there has been a significant increase in credit risk since initial recognition (which is deemed to have occurred if a payment is more than 30 days past due), a loss allowance is required for credit losses expected over the remaining life of the exposure, irrespective of the timing of the default (Stage 2: a lifetime ECL). The same applies if objective indications exist that a default event will occur (Stage 3: an incurred loss). In this case, any interest income is measured on the basis of the net carrying amount, while for stage 1 and 2 the basis is the gross carrying amount. Examples of objective evidence are significant financial difficulties experienced by the debtor, payment default or delays, a lowering of the credit rating, insolvency or, respectively, where measures are taken to secure a debtor’s financial situation, or if other observable data indicates that expected cash flows deriving from financial assets may be appreciably reduced.
For cash and cash equivalents as well as other financial assets, advantage is taken of the simplification available for financial instruments with a low credit risk (“low credit risk exemption”) as of the reporting date. Factors that can contribute to a low credit risk assessment are debtor-specific rating information and related outlooks. The requirement for classification with a low credit risk is regarded to be fulfilled for counterparties that have at least an investment grade rating; in this case there is no need to monitor credit risks for financial instruments with a low credit risk.
The default probabilities applied to determine the expected credit losses for cash and cash equivalents and other financial assets are based on credit default swap spreads that are quoted on markets, which take future-oriented macroeconomic data into account.
In general, Lilium defines a default event as a situation in which the debt is no longer recoverable. If the financial instrument is perceived to be unrecoverable, then the expectation is that future contractual cash flows will not occur. At this point in time, the balance is written off after giving consideration to any possible security that is available.

Impairment losses (including reversals of impairment losses on financial assets) are not presented as a separate item in accordance with IAS 1.82(ba) as they are considered immaterial. Impairment losses or income from the reversal of impairment losses on financial assets are reported net under other expenses.
Financial liabilities
The Group’s financial liabilities include trade and other payables, lease liabilities (see note 16), convertible loans (including embedded derivatives) and other financial liabilities.
Financial liabilities are classified as measured at amortized cost or fair value through profit or loss (“FVTPL”). All financial liabilities are recognized initially at fair value less, in the case of a financial liability not at fair value through profit or loss, directly attributable transaction costs.
Financial liabilities at FVTPL are measured at fair value and gains and losses are recognized in finance income / expense. Currently, the Group only accounts for separated embedded derivatives of convertible loans as a financial liability at FVTPL. All other financial liabilities are subsequently measured at amortized cost using the effective interest rate (“EIR”) method. When applying the effective interest rate method, the Group generally amortises any fees, points paid or received, transaction costs and other premiums or discounts that are included in the calculation of the effective interest rate over the expected life of the financial instrument. Gains and losses are recognized in interest expense when the liabilities are derecognized as well as through the EIR amortization process.
An embedded derivative in a hybrid contract, with a financial liability or non-financial host, is separated from the host and accounted for as a separate derivative if: the economic characteristics and risks are not closely related to the host; a separate instrument with the same terms as the embedded derivative would meet the definition of a derivative; and the hybrid contract is not measured at fair value through profit or loss. The assessment whether to separate an embedded derivative is done only once at initial recognition of the hybrid contract. Reassessment only occurs if there is a change in the terms of the contract that significantly modifies the cash flows. Embedded derivatives are measured at fair value with changes in fair value recognized in profit or loss.
A financial liability is derecognized when the obligation under the liability is discharged or cancelled or expires. When an existing financial liability is replaced by another from the same lender on substantially different terms, or the terms of an existing liability are substantially modified, such an exchange or modification is treated as the derecognition of the original liability and the recognition of a new liability. The resulting gain or loss is recognized in the consolidated comprehensive income statement.
Convertible Loans
IFRS requires that a convertible loan shall be bifurcated into a debt component and a conversion right if the latter is an equity instrument. The conversion right of a convertible loan is not an equity instrument, but a liability if some conversion features of the loan lead to a conversion into a variable number of shares. In this case it has to be assessed if embedded derivatives need to be separated from the host contract (see section above). If this is the case, the remaining host contract is measured at amortized cost and the separated embedded derivative is measured at fair value through profit or loss until the loan is converted into equity or becomes due for repayment.
The conversion features and other repayment options provided for in the contract are identified as a combined embedded derivative if they share the same risk exposure and are interdependent.
Income Taxes
Current income taxes
Current income tax assets and liabilities are measured at the amount expected to be recovered from or paid to the taxation authorities. The tax rates and tax laws used to compute the amount are those that are enacted or substantively enacted at the reporting date in the countries where the Group operates and generates taxable income.

Management periodically evaluates positions taken in the tax returns with respect to situations in which applicable tax regulations are subject to interpretation and establishes provisions where appropriate.
Deferred taxes
The Group uses the liability method of accounting for income taxes. Deferred income tax assets and liabilities represent temporary differences between the carrying amounts of assets and liabilities in the consolidated financial statements and their corresponding tax basis used in the computation of taxable income. Deferred tax however is not recognized on the initial recognition of goodwill, or the initial recognition of an asset or liability (other than in a business combination) in a transaction that affects neither tax nor accounting income.
Deferred tax assets are recognized for all deductible temporary differences, carry forward of unused tax credits and any unused tax losses to the extent it is probable that taxable profit will be available against which the deductible temporary differences, the carry forward of unused tax credits and the unused tax losses can be utilized.
Deferred tax liabilities are recognized for all taxable temporary differences associated with investments in subsidiaries and associates, except where the Group is able to control the reversal of the temporary differences and it is probable that the temporary difference will not reverse in the foreseeable future.
Deferred tax assets and liabilities are measured at the tax rates that are expected to apply in the year in which the asset is realized, or the liability is settled, based on tax rates (and tax laws) that have been enacted or substantively enacted at the reporting date.
Deferred tax liabilities and assets are offset when there is a legally enforceable right to offset current tax assets against current tax liabilities and when they relate to income taxes levied by the same taxation authority and the Group intends to settle its current tax assets and liabilities on a net basis.
Current and deferred tax items are recognized similar to the underlying transaction either in profit or loss, other comprehensive income or directly in equity. Changes in deferred tax assets or liabilities are recognized as a component of tax expense (benefit) in the consolidated statement of operations, except where they relate to items that are recognized in other comprehensive income or directly in equity, in which case the related deferred tax is also recognized in other comprehensive income or equity, respectively. Where deferred tax arises from the initial accounting for a business combination, the tax effect is included in the accounting for the business combination.
Deferred tax assets and deferred tax liabilities are not discounted.
Deferred taxes are always classified as non-current.
Provisions
Provisions are recognized when the Group has a present obligation (legal or constructive) as a result of a past event, it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation and a reliable estimate can be made of the amount of the obligation.
Fair Values of Assets and Liabilities
Fair value is a market-based measurement. For some assets and liabilities, observable market transactions or market information is available. For other assets and liabilities, observable market transactions or market information might not be available. When a price for an identical asset or liability is not observable, another valuation technique is used. To increase consistency and comparability in fair value measurements, there are three levels of the fair value hierarchy:
•
Level 1: contains the use of unadjusted quoted prices in active markets for identical assets or liabilities

•
Level 2: inputs are other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly

•
Level 3: inputs are based on unobservable market data

Further information about the assumptions made in measuring fair values is included in note 26.1.
If the inputs used to measure the fair value of an asset or a liability fall into different levels of the fair value hierarchy, then the fair value measurement is categorized in its entirety in the same level of the fair value hierarchy as the lowest level input that is significant to the entire measurement.
The Group recognizes transfers between levels of the fair value hierarchy at the end of the reporting period during which the change has occurred.
In cases where a gain or loss arises on initial recognition of a financial asset or a financial liability because the fair value deviates from the transaction price and is neither evidenced by a quoted price in an active market for an identical asset (i.e., a Level 1 input) nor based on a valuation technique that uses only data from observable markets (i.e., a Level 2 input), this gain or loss remains unrecognized until all market inputs become observable. In case such gain or loss results from a transaction with shareholders, this amount is to be considered as capital contribution to the Group and is therefore to be recognized in equity.
Share-based Payments
Share-based payments in the form of equity-based awards granted pursuant to an Employee Stock Option Program (“ESOP”) have been issued to the Group’s employees and advisors in exchange for their service.
These payments qualify either as cash- or equity-settled transactions depending on the terms of settlement. When the ESOP provides for different ways of settlement (i.e. cash versus shares) depending on the occurrence of an exit event, the award is accounted for based on the manner of settlement which is most probable. A change in the expected manner of settlement may result in a change of classification.
For cash-settled awards a liability is recognised for the fair value. The fair value is measured initially and at each reporting date up to and including the settlement date, with changes in fair value recognized in profit or loss for the period.
An equity-settled award is measured based on the fair value determined at the grant date, or the modification date for employees and advisors who accepted the modified contract, and the number of awards expected to vest. The fair value remains unchanged after grant date.
The expenses for services received as the participant renders services are recognized over the applicable vesting period (i.e. for the first 12 months on a cliff vesting basis and for the subsequent 36 months on a graded vesting basis) with an corresponding increase of either the liability or equity, depending on the classification of the awards. The related share-based payment expense is recorded in the functional cost category to which the award recipient’s costs are classified.
Refer to note 20 for the measurement approach of the fair value of options.
Pension Benefits
The Group operates a defined benefit pension plan in Switzerland which requires contributions to be made to a separately administered fund. The cost of providing benefits under the defined benefit plan is determined using the projected unit credit method. The defined benefit obligation is recognized within non-current provisions.
Remeasurements, comprising of actuarial gains and losses, the effect of the asset ceiling, excluding amounts included in net interest on the net defined benefit liability and the return on plan assets (excluding amounts included in net interest on the net defined benefit liability), are recognised immediately in the statement of financial position with a corresponding debit or credit to retained earnings through OCI in the period in which they occur. Remeasurements are not reclassified to profit or loss in subsequent periods.
Past service costs are recognised in profit or loss on the earlier of:
•
The date of the plan amendment or curtailment, and

•
The date that the Group recognises related restructuring costs

Net interest is calculated by applying the discount rate to the net defined benefit liability or asset. The Group recognises the following changes in the net defined benefit obligation under, ‘Research and development’, ‘General and administrative’, and ‘Selling’ expenses’ in the consolidated statement of profit or loss (by function):
•
Service costs comprising current service costs, past-service costs, gains and losses on curtailments,

•
Non-routine settlements, and

•
Net interest expense or income

Non-financial Liabilities
Non-financial liabilities are recognized at their nominal amounts.
Revenue Recognition
Revenues from contracts are recognized when the customer gains the ability to direct the use of and obtain substantially all the remaining benefits from the services performed. The consideration which the Group expects to receive is allocated to each of the performance obligations, using the relative stand-along selling price method.
Government Grants
Grants from governments are recognized at their fair value, where there is a reasonable assurance that the grant will be received, and the Group will comply with all attached conditions. Government grants relating to costs are deferred and recognized gross in other operating income over the period necessary to match them with the cost that they are intended to compensate.
New Standards and Interpretations not yet adopted by the Group
A number of new standards and amendments to standards and interpretations are effective for annual periods beginning on or after January 1, 2021 and have not been applied in preparing these consolidated financial statements. None of these standards is expected to have a significant effect on the consolidated financial statements of the Group.
4.
Significant Accounting Judgments, Estimates and Assumptions

The preparation of the Group’s consolidated financial statements requires the management to make judgements, estimates and assumptions that affect the reported amounts in the consolidated financial statements. In preparing these consolidated financial statements, management exercises its best judgement based upon its experience and the circumstances prevailing at that time. The estimates and assumptions are based on available information and conditions at the end of the financial period presented and are reviewed on an ongoing basis. Actual results may differ from these estimates under different assumptions and conditions and may materially affect the financial results or the financial position reported in future periods.
Key estimates and judgements that have a significant influence on the amounts recognized in the Group’s consolidated financial statements are mentioned below:
Share-based Payments
Significant judgments include the valuation of equity shares and determination of the fair value of awards. Determining the fair value of share-based payment transactions requires use of an appropriate valuation model. An option pricing method was used to determine the fair value of award prior to the amendment of the plan in 2020. Subsequent to modification, a hybrid model between option pricing method and probability-weighted expected return method was used. This estimate also requires the determination of the most appropriate inputs to the valuation model when calculating the fair value of the share option, such as the volatility of stock price, the discount for lack of marketability, and the probability and timing of an exit event. For cash-settled share-based payment transactions, the liability is remeasured at the end of each reporting period until the date of settlement, with any changes in fair value recognized in profit or loss. This requires a reassessment of the estimates used at the end of each reporting period.
Convertible Loans
The initial fair value of the convertible loans (before bifurcation of the embedded derivatives) as well as the subsequent measurement of the embedded derivatives is calculated using an internal valuation model and many of the input parameters are not observable. Therefore, this valuation is considered highly judgemental. For detailed information on the convertible loans and its embedded derivatives, especially a description of the valuation model, the input parameters as well as a sensitivity analysis, see notes 21 and 26.1.
COVID-19
Since January 2020, the Corona Virus (COVID-19) is spreading worldwide. The strict measures to stop the spread of COVID-19 adopted in several countries where the Group operates have resulted in the majority of the Company’s workforce working from home with a small number of teams with special purposes for development of the Lilium Jet remaining onsite. Modern forms of communication enabled contact to be maintained between various members of staff and deadlines defined before the period during which employees were working from home have been complied with. We continue to take actions as may be required or recommended by government authorities or in the best interests of our employees and business partners but COVID-19 could also affect the operations of our suppliers and business partners which may result in delays or disruptions in the supply chain of our components and delay the development and rollout of a vertiport network and commercial operations. The potential delay did not trigger an impairment of assets. Additional costs were incurred related to health, safety and transportation of employees which remained onsite, however, the impact of these did not materially impact these consolidated financial statements.
The current uncertainty regarding the consequences and duration of COVID-19 has negatively impacted the ability to develop a precise forecast for product development. Based on COVID-19 developments throughout 2020 and the latest developments, the Group is expecting that business operation can be continued.
Going Concern
Management assessed the Group’s ability to continue as a going concern and evaluated whether there are certain conditions and events, considered in the aggregate, that raise substantial doubt about the Group’s ability to continue as a going concern using all information available about the future, focusing on the twelve-month period after the issuance date of the financial statements.
Historically, the Group has funded its operations primarily through capital raises and with loans from shareholders. Since the inception the Group has incurred recurring losses and negative cash flows from operations including net losses of €188,427 thousand for the year 2020 and €63,479 thousand for the year 2019. At the end of the reporting period as of December 31, 2020 the Group expects to continue to generate operating losses through 2022. Securing the financing of development activities and operations represents an ongoing challenge for the Group.
Based on the business plan the Group depends on additional financing for additional development activities and operations. Management plans to finance these investments and costs with the contemplated US public listing via a merger with a Special Purpose Acquisition Company (“SPAC”) expected to be completed in the first half of 2021. The timely realization of the transaction is crucial for the Group’s ability to continue as a going concern.
In case that the planned transaction does not reach the required level of financing, the Group would need to seek additional funding through new investors or shareholders or other means. There is no certainty that the Group will be successful in obtaining sufficient funding on terms acceptable to the Group to fund continuing operations.
Based on its recurring losses from operations since inception, expectation of continuing operating losses through 2022 and the need to raise additional capital to finance its future operations, the Group has concluded that there is substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Accordingly, the financial statements have been prepared on a basis that assumes the Group will continue as a going concern and which contemplates the realization of assets and satisfaction of liabilities and commitments in the ordinary course of business.
Leases — Lease Term
The Group has lease agreements for rental properties with material renewal options. The Group applies judgement in evaluating whether it is reasonably certain to exercise the option to extend or terminate the lease term. The Group considers all relevant factors that create an economic incentive for it to exercise the respective extension option. After the commencement date, the Group reassesses the lease term if there is a significant event or change in circumstances that is within its control and affects whether the Group is reasonably certain to exercise or not to exercise the option to extend or terminate the lease term (e.g., more than insignificant penalty, construction of significant leasehold improvements or significant customization to the leased asset).
Leases — Incremental Borrowing Rate
The Group cannot readily determine the interest rate implicit in the majority of leases, therefore, it uses its incremental borrowing rate (“IBR”) to measure lease liabilities. The IBR is the rate of interest that the Group would have to pay to borrow over a similar term, and with a similar security, the funds necessary to obtain an asset of a similar value to the right-of-use asset in a similar economic environment. The IBRs used by the Group are calculated based on the risk-free rate, individual country risk premiums of underlying country and credit spread. The weighted average IBR in FY2020 is 4.05% (December 31, 2019 is 4.12% and January 1, 2019 is 4.51%).
5.
Revenue from Contracts with Customers and Cost of Sales

Lilium is currently not generating revenues from mobility services. In rolling-out the business Lilium is engaged in infrastructure and mobility consultancy services provided to airport authorities with which future collaborations are planned; revenue amounting to €97 thousand has been recognized from one customer at a point in time upon receipt of acceptance in 2020 (2019: €0 thousand). The geographic region which recognized revenues was Germany based on the Group location which bills the customer.
Related costs are captured in costs of sales and comprise personnel expenses.
6.
Research and Development Expenses

Research and development expenses consist of the following:
In € thousand	2020	2019
Personnel expenses	66,726	26,712
Professional services	8,448	2,472
Materials	8,253	5,012
Depreciation/amortization	2,829	1,404
Other research and development expenses	4,089	2,536
Total research and development expenses	90,345	38,136
Materials include various components used in development of the Lilium Jet. Personnel expenses mainly include salary, salary-related expenses and share-based payments recognized from the Group’s ESOP (note 20).

7.
General and Administrative Expenses

General and administrative expenses consist of the following:
In € thousand	2020	2019
Personnel expenses	21,339	8,844
Professional services	8,483	2,615
Software cost	1,897	1,250
Depreciation/amortization	1,289	896
Other administrative expenses	2,398	1,832
Total administrative expenses	35,406	15,437
Personnel expenses mainly include salary, salary-related expenses and share-based payments recognized from the Group’s ESOP(note 20).
8.
Selling Expenses

Selling expenses consist of the following:
In € thousand	2020	2019
Personnel expenses	13,270	3,358
Professional services	1,196	327
Depreciation/amortization	41	34
Other selling expenses	765	926
Total selling expenses	15,272	4,645
In preparation for providing air mobility services the Group has incurred expenses to allow them to operate as an airline, to prepare infrastructure for vertiports, marketing and external communications. These have been classified as selling expenses. Personnel expenses mainly include salary and salary-related expenses and share-based payments recognized from the Group’s ESOP (note 20).
9.
Other Income

Other income consists of the following:
In € thousand	2020	2019
Insurance recoveries	1,906	—
Grants received from the German government	307	53
Income from other grants	42	—
Other miscellaneous income	91	23
Total other income	2,346	76
Insurance recoveries are for damage which occurred as a result of an accident during maintenance work of which €1,000 thousand was received during 2020 and €906 thousand is presented within non-financial assets (refer to note 18).
Lilium has been granted government funds for conducting research on future mobility infrastructure and technology, especially assessing existing infrastructure for building vertiports and vertistops.
10.
Other Expenses

Other expenses consist of the following:
In € thousand	2020	2019
Foreign currency losses	107	56
Miscellaneous other items	23	2
Total other expenses	130	58

11.
Financial Result

Financial result is comprised of the following:
In € thousand	2020	2019
Finance income	80	518
thereof: fair value changes	58	516
Finance expenses	(49,741)	(5,736)
thereof: interest portion of lease payments	(450)	(341)
thereof: fair value changes	(15,222)	—
thereof: interest on convertible loans	(33,960)	(5,350)
Financial result	(49,661)	(5,218)
Fair value changes result from the embedded derivatives of the convertible loans (2020: €15,222 thousand in finance expense; 2019: €516 thousand in finance income) as well as from the promissory notes (2020: €58 thousand in finance income).
12.
Income Taxes

Income Tax Expense
During the years ended December 31, 2020 and 2019 the Group recorded consolidated income tax expense of €46 thousand and €61 thousand, respectively. These income tax expenses mainly relate to foreign subsidiaries.
At German companies, a corporation tax rate of 15% was used for the calculation of deferred taxes. In addition, a solidarity surcharge of 5.5% on corporation tax and a trade tax rate of 11.73% were taken into account. This resulted in an overall tax rate of 27.55% for German companies, which is also the group tax rate. At international group companies, the respective country-specific tax rates were used for the calculation of current and deferred taxes.
Tax Rate Reconciliation
The following table presents the reconciliation of expected tax expense and reported tax expense. Expected tax expense is determined by multiplying consolidated profit before tax from continuing operations by the total group tax rate of 27.55%:
In € thousand	2020	2019
Profit (Loss) before income tax	(188,381)	(63,418)
Income tax rate	27.55%	27.55%
Expected income taxes on this	51,899	17,472
Effects deriving from differences to the expected tax rate	54	(3)
Other non-deductible expenses and taxes	(238)	(312)
Changes in the realization of deferred tax assets	(22,371)	(18,978)
Other	(29,390)	1,760
Income tax as per statement of operations	(46)	(61)
Effective tax rate in %	0.0%	(0.1)%
The other effects in 2020 mainly relate to equity settled share-based payments (€71,990 thousand, resulting in a reconciliation effect of €19,883 thousand), the recognition of the day one effect of the convertible loan in equity (€34,084 thousand, resulting in a reconciliation effect of €9,390 thousand) and transaction cost deducted from equity (€503 thousand, resulting in a reconciliation effect €139 thousand). The other effects in 2019 mainly relate to the embedded derivative of the convertible loans (€3,981 thousand, resulting in a reconciliation effect of €1,097 thousand). Refer to notes 19 and 20.

Deferred Taxes
Deferred taxes related to the following:
	Deferred tax assets			Deferred tax liabilities
In € thousand	12/31/2020	12/31/2019	01/01/2019	12/31/2020	12/31/2019	01/01/2019
Non-current assets	206	338	—	191	2	5
Intangible assets	203	336	—	—	—	1
Property, plant and equipment	—	—	—	3	2	4
Financial assets	3	2	—	188	—	—
Current assets	1	23	1	—	—	12
Inventories	1	2	1	—	—	—
Receivables and other assets	—	21	—	—	—	12
Non-current liabilities	1	144	16	9	—	—
Provisions	—	1	—	9	—	—
Liabilities	1	143	16	—	—	—
Current liabilities	55	4	—	63	507	—
Provisions	0	—	—	62	—	—
Liabilities	55	4	—	1	507	—
Gross value	263	509	17	263	509	17
Netting	(263)	(509)	(17)	(263)	(509)	(17)
Recognition in the statement of financial position	—	—	—	—	—	—
As of December 31, 2019, and 2020, there were the following tax attributes (gross):
In € thousand	12/31/2020	12/31/2019	01/01/2019
Corporation tax loss carryforwards	129,704	42,056	41,343
Trade tax loss carryforwards	128,889	41,657	41,197
Interest carryforwards	14,879	9,555	—
The reported tax loss and interest carryforwards mainly relate to the German Lilium entities and can be carried forward indefinitely (German minimum taxation rules and interest stripping rules apply). These tax attributes may be subject to restrictions of the German change in ownership rules (Sec. 8c KStG) going forward.
These tax attributes relate to entities that have a history of losses which have been accumulated in the previous years. The respective entities neither have any taxable temporary difference exceeding the deductible temporary differences nor any tax planning opportunities and documentation available that could partly support the recognition of these tax attributes as deferred tax assets. On this basis, the Group has determined that it cannot recognize deferred tax assets on the tax attributes carried forward.

For the following deductible temporary differences and tax loss and interest carryforwards, no deferred tax assets were recognized in the financial statements:
	Deferred tax assets on
In € thousand	Temporary differences	Tax losses	Interest carry forward	Total
Unrecognized deferred tax assets as of January 1, 2019	3,834	11,373	—	15,207
Addition	16,479	167	2,352	18,998
Unrecognized deferred tax assets as of December 31, 2019	20,313	11,540	2,352	34,205
Addition	—	24,099	1,311	25,410
Deductions	(3,037)	—	—	(3,037)
Unrecognized deferred tax assets as of December 31, 2020	17,276	35,639	3,663	56,578

13.
Earnings per Share

Basic earnings per share (EPS) is calculated by dividing the loss for the year attributable to ordinary equity holders of the parent by the weighted average number of ordinary shares outstanding during the year.
Diluted EPS is calculated by dividing the loss attributable to ordinary equity holders of the parent by the weighted average number of ordinary shares outstanding during the year plus the weighted average number of ordinary shares that would be issued on conversion of all the dilutive potential ordinary shares into ordinary shares.
The following table reflects the income and share data used in the basic and diluted EPS calculations:
	2020	2019
Loss attributed to equity shareholders (in € thousand)	(188,427)	(63,479)
Weighted average number of ordinary shares outstanding	67,992	59,231
Basic and diluted EPS (in €)	(2,771)	(1,072)
There have been no other transactions involving ordinary shares or potential ordinary shares between the reporting date and the date of authorization of these consolidated financial statements, other than a new convertible loan convertible to equity of €1,850 thousand. The ordinary shares to be issued upon conversion of the mandatorily convertible loans taken in 2019 and 2020 are included in the basic earnings per share from the date of the respective loan agreements. Stock options were not included in the calculation of diluted EPS because the IPO event has not occured as at the reporting date. Therefore, the diluted earnings per share equals basic earnings per share.

14.
Intangible Assets

Intangible assets comprise the following:
In € thousand	Software	Purchased concessions, rights and other intangible assets	Total
Costs of acquisition
January 1, 2020	1,241	89	1,330
Additions	1,188	24	1,212
Disposals	(28)	(5)	(33)
December 31, 2020	2,401	108	2,509
Accumulated amortization/write downs
January 1, 2020	481	7	488
Amortization	642	6	648
Impairment	18	0	18
Disposals	(16)	(1)	(17)
December 31, 2020	1,125	12	1,137
Carrying amount:
January 1, 2020	760	82	842
December 31, 2020	1,276	96	1,372
In € thousand	Software	Purchased concessions, rights and other intangible assets	Total
Costs of acquisition
January 1, 2019	738	58	796
Additions	503	31	534
December 31, 2019	1,241	89	1,330
Accumulated amortization/write downs
January 1, 2019	206	5	211
Amortization	275	2	277
December 31, 2019	481	7	488
Carrying amount:
January 1, 2019	532	53	585
December 31, 2019	760	82	842
An item of software was impaired in 2020 as the value in use is nil due to obsolescence. There were no further indicators of impairment which would have required intangible assets to be tested for impairment in the fiscal years ended December 31, 2020 and December 31, 2019 or as of January 1, 2019.

15.
Property, Plant and Equipment

Property, plant and equipment is comprised of the following:
In € thousand	Rights to land and buildings and leasehold improvements	Vehicles	Technical equipment and machinery	Office and other equipment	Assets under construction	Total
Costs of acquisition or construction:
January 1, 2020	10,272	109	2,626	3,736	634	17,377
Additions	4,795	51	1,268	1,873	3,479	11,466
Disposals	—	—	(37)	(43)	—	(80)
Transfers	607	—	2,338	24	(2,969)	—
Indexation impact	100	—	—	—	—	100
December 31, 2020	15,774	160	6,195	5,590	1,144	28,863
Accumulated depreciation:
January 1, 2020	1,170	6	236	1,265	—	2,677
Depreciation	1,887	34	408	1,164	—	3,493
Disposals	—	—	(4)	(18)	—	(22)
December 31, 2020	3,057	40	640	2,411	—	6,148
Carrying amount:
January 1, 2020	9,102	103	2,390	2,471	634	14,700
December 31, 2020	12,717	120	5,555	3,179	1,144	22,715
In € thousand	Rights to land and buildings and leasehold improvements	Vehicles	Technical equipment and machinery	Office and other equipment	Assets under construction	Total
Costs of acquisition or construction:
January 1, 2019	7,631	18	366	2,162	351	10,528
Additions	2,667	91	969	1,435	1,687	6,849
Disposals	—	—	—	—	—	—
Transfers	(26)	—	1,291	139	(1,404)	—
December 31, 2019	10,272	109	2,626	3,736	634	17,377
Accumulated depreciation:
January 1, 2019	42	1	68	509	—	620
Depreciation	1,128	5	168	756	—	2,057
Disposals	—	—	—	—	—	—
December 31, 2019	1,170	6	236	1,265	—	2,677
Carrying amount:
January 1, 2019	7,589	17	298	1,653	351	9,908
December 31, 2019	9,102	103	2,390	2,471	634	14,700
Property, plant and equipment includes right-of-use assets for an amount of €10,941 thousand as of December 31, 2020 (December 31, 2019: €8,687 thousand; January 1, 2019: €7,101 thousand). For further information refer to note 16. The transfers from assets under construction mainly relate to leasehold improvements and equipment which are required for construction of the Lilium Jet prototype. There are no security pledges.

Property, plant and equipment is distributed among geographical areas as follows:
In € thousand	12/31/2020	12/31/2019	01/01/2019
Germany	11,723	6,004	2,807
United Kingdom	38	9	—
United States	10	—	—
Switzerland	3	—	—
Total property, plant and equipment	11,774	6,013	2,807
No indicators of impairment existed which would have required items of property, plant and equipment to be tested for impairment in the fiscal years ended December 31, 2020 and December 31, 2019 or as of January 1, 2019.
16.
Leases

The Group has lease contracts for facilities which contain variable lease payments and vehicles, equipments and other assets which contain fixed-rate payment terms. The carrying amounts of right-of-use assets recognized and the movements during the period were as follows:
In € thousand	Rights to buildings	Vehicles	Technical equipment and machinery	Office and other equipment	Total
January 1, 2019	7,076	3	—	22	7,101
Additions to right-of-use assets	1,961	89	503	46	2,599
Depreciation	(984)	(4)	(7)	(18)	(1,013)
December 31, 2019	8,053	88	496	50	8,687
Additions to right-of-use assets	3,757	20	—	8	3,785
Depreciation	(1,535)	(31)	(35)	(30)	(1,631)
Indexation impact	100	—	—	—	100
December 31, 2020	10,375	77	461	28	10,941
The carrying amounts of lease liabilities and the movements during the period were as follows:
In € thousand	Lease Liability
January 1, 2019	7,036
Additions	2,533
Interest	341
Payments	(1,195)
December 31, 2019	8,715
Additions	3,742
Interest	450
Payments	(1,889)
Indexation impact	100
December 31, 2020	11,118

The consolidated statement of operations and comprehensive income included the following amounts of lease related expense:
In € thousand	2020	2019
Depreciation of right of-use-assets	1,631	1,013
Interest expense on lease liabilities	450	341
Short-term lease expenses	108	138
Lease expenses for low-value assets	80	75
Total amount recognized in expense	2,269	1,567
Variable lease payments result from indexed rental payments for facility leases and are included in lease liabilities. The following table provides further information about the composition of the lease payments as included in the above movement schedule of lease liabilities:
In € thousand	2020	2019
Fixed lease payments	154	37
Variable lease payments	1,735	1,158
Total amount of lease payments	1,889	1,195
The below table provides information on the total cash outflow from all leases during the year:
In € thousand	2020	2019
Principal paid	1,439	854
Interest paid	450	341
Short term and low value leases	188	213
Total amount paid	2,077	1,408
17.   Other Financial Assets
Other financials assets are as follows:
In € thousand	12/31/2020	12/31/2019	01/01/2019
Security deposits	2,096	906	189
Miscellaneous other non-current financial assets	16	12	11
Total non-current financial assets	2,112	918	200
Fixed term deposit	50,000	—	—
Promissory notes	676	—	—
Miscellaneous other current financial assets	—	4	20
Total current other financial assets	50,676	4	20
On May 14, 2020 the Group entered into a fixed deposit with a term of nine months and fixed interest rate of 0.02%. The deposit is not redeemable before maturity.
On July 31, 2020, the Group entered into a promissory note for a nominal amount of $500 thousand (€422 thousand) convertible into a variable number of shares of equity of the issuer. On December 23, 2020, the Group entered into another promissory note for a nominal amount of $250 thousand (€ 205 thousand) with the same conditions. Both promissory notes bear 7% interest annually and maturity is upon demand of Lilium GmbH after one year, however, can be converted earlier under certain conditions. Both promissory notes are measured at fair value through profit or loss according to IFRS 9.
A deposit in the amount of €120 thousand (December 31, 2019: €0 thousand; January 1, 2019: €0 thousand) is pledged as collateral for a furniture lease. Additional deposists in the amount of €1,976 thousand (December 31, 2019: €906 thousand; January 1, 2019: €189 thousand) are pledged as collaterals for facility leases.

18.   Non-Financial Assets
Non-financial assets are as follows:
In € thousand	12/31/2020	12/31/2019	01/01/2019
Prepaid expenses	153	96	68
Total non-current non-financial assets	153	96	68
Value added tax claims	3,420	741	1,293
Prepaid expenses	1,284	748	468
Miscellaneous other current non-financial assets	1,070	233	59
Total current non-financial assets	5,774	1,722	1,820
Total non-financial assets	5,927	1,818	1,888
Non-current prepaid expenses contain prepayments for multi-year contracts. Miscellaneous other current non-financial assets mainly include the insurance claim amounting to €906 thousand (December 31, 2019: €0 thousand, January 1, 2019: €0 thousand) (refer to note 9).
19.   Equity
Subscribed capital consists of common, seed, series A, B1 and B2 shares which have a nominal value of €1 each. Common shares and preferred shares (Seed, Series A, B1 and B2) have voting rights and are fully paid in. Preferred shares have certain additional rights in case of an exit or liquidity event, and 60% of the preferred share votes are required for certain fundamental decisions. As of December 31, 2020, there were additional 15,716 shares authorized for issue. The amount of common and preferred shares are as follows:
(in units)	Common shares	Seed shares	Series A	Series B1	Series B2	Total
Issued and outstanding as of January 1, 2019	24,808	4,412	10,934	13,729	—	53,883
Issued Series B1 shares	—	—	—	373	—	373
Issued and outstanding as of December 31, 2019	24,808	4,412	10,934	14,102	—	54,256
Treasury shares	(72)	—	—	—	—	(72)
Issued Series B2 shares	—	—	—	—	14,847	14,847
Outstanding as of December 31, 2020	24,736	4,412	10,934	14,102	14,847	69,031
Issued as of December 31, 2020	24,808	4,412	10,934	14,102	14,847	69,103
In March 2020, the 2019 convertible loans were converted into 6,705 preferred B2 shares (included in the 14,847 preferred B2 shares issued during 2020).
Share premium represents additional consideration for shares above the nominal value of shares in issue less transaction cost that incurred for the share issuance. During 2020, there was an increase in share premium of €97,305 thousand from the issuance of 8,142 preferred B2 shares as a result of a capital increase. Transaction cost of €503 thousand have been deducted from the share premium. Additionally, upon the conversion of the 2019 convertible loans 6,705 shares were issued which resulted in an increase of €68,116 thousand in share premium. These increases were offset by a decrease of €763 thousand as a result of the buyback of 72 shares during 2020. Prior to January 1, 2019 transaction cost relating to the issuance of series A and B1 shares amounted to €993 thousand.
Other capital reserves consist of the impact of the conversion of convertible loans to equity and share-based payments reserve. Convertible loans issued in May 2019 and October 2019 resulted in a capital contribution amounting to €3,981 thousand as the conversion feature qualifies as an embedded equity derivative which was separated from the host contract at initial recognition. Additionally, a new convertible loan issued in March 2020 resulted in a capital contribution amounting to €34,084 thousand as the cash received exceeded the initial fair value of the convertible loan by this amount. Since the lender of this convertible loan was also a shareholder, this difference has been considered as a capital contribution. The share-based payments reserve is used to recognise the value of equity-settled share-based payments provided to employees, including key management personnel, as part of their remuneration. Refer to note 20 for further details of these plans.
Treasury shares represent the amount paid or payable for own shares held in treasury. During 2020, Lilium reacquired 72 of its own shares from its co-founders through a share buy-back. This reduced subscribed capital by €72 and reduced share premium by €763 thousand.
Accumulated loss contains the accumulation of results of operations from previous years.
20.   Share-based Payments
Description of the ESOP
The Group maintains an Employee Stock Option Program (“ESOP”), originally established in 2017, which allows for the issuance of options to purchase ordinary shares to its employees and certain advisors. Share options typically follow a vesting schedule over a four-year period. 25% will vest after the one-year anniversary of the applicable vesting commencement data (the “Cliff Period”) and then monthly thereafter on a graded vesting basis through the end of the vesting period. Individuals must continue to provide services to a Group entity in order to vest. Upon termination, all unvested options are forfeited. There is no contractual life for the share options provided in the contract.
Options allocated and earned will be settled by Lilium in cash or equity shares if an exit event occurs (e.g. share purchase, asset purchase, initial public offering (“IPO”). In case of an exit event, the Company will notify the participants two weeks in advance of the exit event informing them of the number of vested options held by the participant and the deadline to exercise such vested options, which must be at least two weeks (the “exercise period”). The participants may only exercise the vested portion of their options upon an exit event and within the exercise period specified in the notice. If a participant does not exercise the vested portion of such participant´s options or if the exit notification is not duly submitted, the vested portion of the participant´s options may be settled in cash. Furthermore, the Company has the choice to settle the award in cash even if the participant timely exercises such options. Any options that are unvested as of the date of an exit event (“Accelerated Options”) will cliff vest after a period of 24 months starting from the exit event, or upon an earlier termination of service initiated by the Company without good cause. The Accelerated Options will be forefeited if, prior to vesting, the participant’s service is terminated by the Company for good cause or due to person-related or conduct-related reasons according to German labour law.
The manner of settlement in the form of cash or shares under the original terms of the ESOP implemented in 2017 (the “2017 ESOP”) was at the election of the holders and, accordingly, options granted under the 2017 ESOP were classified as cash-settled. In November 2020, the Company modified certain terms and conditions of the 2017 ESOP (the “2020 ESOP”), which included modifications to the manner of settlement and stipulated that the Company has the discretion to determine the form of settlement of the options. Furthermore, the definition of an exit event was extended to include an indirect IPO, such as a merger of the Company into a publicly-traded shell company, if certain additional conditions are met.
Letters were sent to all holders of options granted under the 2017 ESOP and each such holder was asked to provide acceptance of the amendments before the end of December 2020. Options granted to participants who were U.S. resident taxpayers at the time of grant were also revised to clarify that such awards would be functionally treated as restricted stock units for U.S. tax purposes, and such options would be automatically settled to the extent vested upon an exit event that occurs within eight years of the grant date, and would continue to be automatically settled on each vesting date. As of December 31, 2020, 89% of the holders of options granted under the 2017 ESOP accepted the terms of the modification, which triggered a change in the accounting treatment from cash-settled to equity-settled. Consequently, these options were remeasured at the modification date fair value and the liability was transferred to equity.
The remaining options continue to be classified as cash-settled awards. The settlement of these cash-settled awards is dependent upon an exit event, which is not probable as of December 31, 2020. The liability amounting to €6,948 thousand has been recognized as a contingent liability (refer to note 27). The carrying amount of the liability for the 2017 ESOP at December 31, 2020 was €0 thousand (December 31, 2019:

€21,083 thousand; January 1, 2019: €13,203 thousand). The intrinsic value of the liability for options vested at December 31, 2020 was €0 thousand (December 31, 2019: €12,890 thousand; January 1, 2019: €6,554 thousand).
The grant date fair value of the equity-settled options was estimated for those participants who received options under the 2020 ESOP or who signed the revised agreement as of the reporting date which resulted in a capital reserve of €71,399 thousand as of December 31, 2020.
The expense recognized for participant services received during the year is shown in the following table:
In € thousand	2020	2019
Expense arising from equity-settled share-based payments	—	—
Expense arising from cash-settled share-based payments	50,316	7,880
The weighted average fair value of options granted during the year was €16,949 thousand (2019: €8,726 thousand). The exercise price for all options is €1.
Movements during the year
The following table illustrates the number and weighted average exercise prices (“WAEP”) of, and movements in, share options during the year:
Equity-settled options:
(in units)	2020 Number of options	2020 WAEP	2019 Number of options	2019 WAEP
Outstanding at January 1	—	—	—	—
Granted during the year	—	—	—	—
Forfeited during the year	—	—	—	—
Transferred from cash-settled	4,887	1	—	—
Outstanding at December 31	4,887	1	—	—
Cash-settled options:
(in units)	2020 Number of options	2020 WAEP	2019 Number of options	2019 WAEP
Outstanding at January 1	5,108	1	3,772	1
Granted during the year	980	1	1,467	1
Forfeited during the year	(379)	1	(131)	1
Transferred to Equity-settled	(4,887)	1	—	—
Outstanding at December 31	822	1	5,108	1
Total options vested during the year were 1,326 options (2019: 1,055 options). As of December 31, 2020, and 2019, and January 1, 2019, none of the options granted under the ESOP are exercisable and/or eligible to be settled because an exit event has not occurred.

Measurement of fair values
The following table lists the inputs to the models used for the ESOP for the years ended December 31, 2020 and 2019, respectively:
	12/31/2020	12/31/2019	01/01/2019
Discount for lack of marketability	5%	10%	10%
Expected volatility (%)	154%	116%	101%
Probability of direct IPO	0%	50%	60%
Probability of indirect IPO	60%	0%	0%
Probability of other scenarios	40%	50%	40%
The expected volatility was based on an evaluation of the historical volatilities of comparable listed peer group companies. It reflects the assumption that the historical volatility is indicative of future trends, which may not necessarily be the actual outcome. Other common inputs to option pricing models such as discount rate, dividends expected and expected term are not significant due to the low exercise price.
The fair value of the options at December 31, 2020 was derived from the estimated equity value of Lilium on that date because the beneficiary is entitled to shares of Lilium for a nominal amount in the case of an exit event. The value of the common shares was derived by applying a market approach on the basis of external financing rounds and an expected financing round valuation. With regards to the financing rounds, the liquidation preferences of the Seed shares, Series A, B1 and B2 shares (as described in note 19, Equity) were taken into account. A hybrid model between option pricing method and probability-weighted expected return method was used for the valuation. This led to a fair value of €17,297 per share at December 31, 2020.
The fair value of the options at December 31, 2019 was estimated based on the valuations underlying the financing rounds as this was the best indicator of the fair value at that time. For this purpose, the capital structure of each financing round based on the seniority level and the liquidation preferences of the shares was considered using an option pricing method by applying the backsolve model. This led to a fair value of €5,949 per share at December 31, 2019.
The fair value of the options at January 1, 2019 was similar to the approach applied for 2019, with the exception that a linear interpolation was performed for the equity value of the Company between two financing rounds. This led to a fair value of €5,893 per share at January 1, 2019.
Performance-based equity award
The Group has granted a performance-based equity award to a certain key management personnel as a bonus for successful fundraising which is accounted for as equity-settled. Upon successful financing, the recipient will receive a variable number of shares equal to an agreed percentage of the fundraising capital based upon the post-round valuation, capped at specific maximum funding amount. The compensation expense for awards with performance-based vesting conditions is recognized over the remaining service period when management determines that achievement of the performance condition is probable. The compensation cost of €591 thousand (2019: €0 thousand) is recorded in the general and administrative expenses.
21.   Convertible Loans and Other Financial Liabilities
Convertible loans and other financial liabilities are as follows:
in € thousand	12/31/2020	12/31/2019	01/01/2019
Other non-current financial liabilities	27	—	—
Other current financial liabilities	21	25	37
Convertible loans – host	84,287	66,353	n/a
Convertible loans – embedded derivative	14,948	—	n/a
Convertible loans	99,235	66,353	n/a

On May 16, 2019 the Group entered into a loan convertible to equity for an amount of €60,000 thousand. The loan bears 5% accruing interest and matures after fifteen months, or earlier upon the occurrence of certain conversion or termination events.
On October 16, 2019 the Group entered into a loan convertible to equity for an amount of €5,500 thousand. The loan bears 5% interest and matures after fifteen months or earlier upon the occurrence of certain conversion or termination events. As the loan was agreed with the same conditions for the new lenders as for the lenders of the first tranche in May 2019, but market conditions changed in the meantime, a day one loss occurred that was considered as part of the carrying amount of the loan.
Both loans were converted into equity in March 2020 before maturity (see note 19).
On March 11, 2020 the Group entered into a new loan convertible to equity for an amount of €85,900 thousand. The loan bears 2% accrued interest and matures on March 11, 2027, or earlier upon the occurrence of certain conversion or termination events. At initial recognition, a day one gain for the Group in the amount of €34,084 thousand incurred, as the consideration received exceeded the initial fair value of the convertible loan by this amount. As the lender is a shareholder at the same time, this amount was considered as additional capital contribution to the Group and was therefore recognized in equity without subsequent measurement.
The initial fair value of the convertible loans (including embedded derivatives) was determined by aggregating the valuations for the various expected conversion and termination events. Since all conversion events would lead to a conversion for a set fixed conversion price (however, for a variable number of shares), the value is derived as a forward contract embedded in the loan contract. The primary inputs used in the model include the share price at valuation date, probability of occurrence as well as expected timing of each possible conversion and termination event, borrower-specific credit spread and risk-free interest rate. Credit risk is model-implied and adjusted for movement in a credit spread to consider the investor’s higher risk in connection with a convertible instrument at each initial valuation date, and the risk-free interest rate is based on currency specific time congruent IBOR and swap rates. As probability of occurrence and expected timing of each relevant event as well as credit spreads were not observable in the market at initial recognition, especially these input parameters were highly judgemental. The following tables show the effect of reasonable changes of these input parameters on the initial fair value of the convertible loan (host contract) and the resulting equity effect as of March 11, 2020 (for the convertible loans issued in 2019, the hypothetical initial fair values would not significantly differ if unobservable input parameters were changed).
in € thousand March 11, 2020	Fair value host contract	Effect on capital contribution
Base	52,090
Conversion 1 year later	43,678	8,412
Conversion 1 year earlier	61,582	(9,492)
in € thousand March 11, 2020	Fair value host contract	Effect on capital contribution
Base	52,090
credit spread +10%	49,558	2,532
credit spread -10%	54,819	(2,730)
The Group assessed that the entire instrument is a liability and there is no component to be bifurcated as equity because some conversion features of the loan lead to a conversion into a variable number of shares and are not under the control of the Group. Instead, some of the embedded conversion and prepayment features were bifurcated and separately measured as one combined derivative financial liability at fair value through profit or loss, since they share the same risk exposure and are interdependent. The remaining debt component is measured as liability at amortized cost until it is converted into equity or becomes due for repayment.

22.   Provisions
Movement in provisions during the year is as follows:
In € thousand	12/31/2019	Additions	Unwinding of discount and changes in discount rate	12/31/2020
Provision for asset retirement obligations	124	44	7	175
Record retention obligations	39	4	—	43
Total non-current provisions	163	48	7	218
Provisions for severance payment	—	80	—	80
Total current provisions	—	80	—	80
Asset retirement obligations originate from the Company’s lease contracts (refer to note 16) and they are expected to incur in May 2027 at the lease contract end. Severance payments are expected to be paid to two former employees.
23.   Post-Employment Benefits
Defined contribution plans
The Group participates in defined contribution plans in the UK and Germany and are funded through payments by employees and by the Group to funds administered by third parties.
The Group’s expenses for these plans were €296 thousand (2019: €172 thousand). No assets or liabilities are recognised in the Group’s balance sheet in respect of such plans, apart from regular prepayments and accruals of the contributions withheld from employees’ wages and salaries and of the Group’s contributions. Contributions totalling €28 thousand (2019: €18 thousand) were payable to the fund at the reporting date and are included in creditors.
Defined benefit plans
Corporate post-retirement benefits are provided by the Group in Switzerland in accordance with local law through defined benefit plans. Current pension arrangements for employees in Switzerland are made through plans governed by the Swiss Federal Occupational Old Age, Survivors and Disability Pension Act (‘BVG’). The Group’s pension plans are administered by separate legal foundations, which are funded by regular employee and Company contributions. The final benefit is contribution based with certain guarantees regarding the benefits provided. Due to these guarantees, such Swiss pension plans are treated as defined benefit plans. In case the pension foundation becomes underfunded the employer together with the employees can be obliged to refinance a plan until the funding level has reached again 100%. Such measures might include increasing employee and Company contributions, lowering the interest rate on retirement account balances, reducing prospective benefits and a suspension of the early withdrawal facility. The Group in Switzerland is currently affiliated to a fully reinsured collective pension foundation which cannot become underfunded as all risks are reinsured with a life insurance company. However, the company is exposed to certain refinancing risk in the future as the current affiliation contract can be cancelled or amended by both contractual parties.
The present value of the defined benefit obligations and the fair value of the plan assets is as follows:
In € thousand	12/31/2020	12/31/2019	01/01/2019
Present value of funded obligations	433	304	18
Fair value of plan assets	240	178	10
Total post-employment benefit obligations	193	126	8

Reconciliation of the net defined benefit liability:
In € thousand	2020	2019
Net defined liability at January 1	126	8
Defined benefit cost recognized in consolidated statement of operations	48	21
Defined benefit cost recognized in other comprehensive income	44	114
Employer contributions	(25)	(20)
Currency effects	—	3
Net defined liability at December 31	193	126
Reconciliation of the amount recognized in the consolidated statement of financial position:
In € thousand	2020	2019
Employee benefit obligations as of January 1	304	18
Actuarial adjustments	44	87
thereof: experience adjustments	28	64
thereof: adjustments for financial assumptions	16	23
Current service cost	45	19
Interest expense	1	1
Currency effects	0	8
Employee contributions	25	20
Benefits paid	14	151
Employee benefit obligations recognized as of December 31	433	304
Reconciliation of the plan assets:
In € thousand	2020	2019
Fair value of plan assets as of January 1	178	10
Employer contributions	25	20
Employee contributions	25	20
Benefits paid	14	151
Administration expenses	(3)	(2)
Return on asset excl. interest income	(0)	(27)
Interest income	1	1
Currency effects	—	5
Fair value of plan assets as of December 31	240	178
The plan assets are primarily comprised of retirement savings accounts of participants. These retirement savings are 100% funded with qualifying insurance policies as the foundation has reinsured all of its liabilities with a life insurer.

The expense recognized in the consolidated statements of operations and other comprehensive income is made up as follows:
In € thousand	2020	2019
Actuarial gains (-) / losses (+) deriving from changes in financial assumptions	16	23
Actuarial gains (-) / losses (+) deriving from experience adjustments	28	64
Return on plan assets exc, interest income	—	27
Included in other comprehensive income	44	114
Current service cost	45	19
Interest income	(1)	(1)
Administrative expenses (effective)	3	2
Interest expense	1	1
Included in the consolidated statements of operations	48	21
Total included in the consolidated statements of operations and other comprehensive income	92	135
The current service cost is included as part of personnel costs within the respective functional area; interest cost relating to the obligation is a component of the result from financing activities.
For the year ended December 31, 2020, the Group expects to make payment contributions of €46 thousand.
The following were the principal actuarial assumptions as of:
	12/31/2020	12/31/2019	01/01/2019
Future salary increases	1.00%	1.00%	1.00%
Inflation rate	0.20%	0.20%	0.20%
Future pension increases	0.00%	0.00%	0.00%
Discount rate	0.15%	0.35%	0.80%
Sensitivity Analysis
The main actuarial assumptions that are used to calculate the provisions for post-employment benefits are the discount rate and the trend for future increases in post-employment benefit obligations. A reasonably possible increase, or respectively decrease, in the significant actuarial assumptions would have had the following impact on the present value of the post-employment benefit obligations as of the respective reporting dates:
	2020	2019	2020	2019
Discount rate	0.25%	0.25%	(0.25)%	(0.25)%
Present value of the post-employment benefit obligations (in € thousand)	414	290	455	319
Salary increase	0.25%	0.25%	(0.25)%	(0.25)%
Present value of the post-employment benefit obligations (in € thousand)	434	304	433	304
Pension increase	0.25%	0.25%	(0.25)%	(0.25)%
Present value of the post-employment benefit obligations (in € thousand)	446	313	—	—

Duration
The average duration of the obligations is 19 years (December 31, 2019: 19 years).
Expected Benefit Payments
December 31, 2020
Financial years	2021	2022-2025	2026-2030
Expected benefit payments (in € thousand)	12	69	229
Total expected benefit payments (in € thousand)	12	69	229
December 31, 2019
Financial years	2020	2021-2024	2025-2029
Expected benefit payments (in € thousand)	8	38	152
Total expected benefit payments (in € thousand)	8	38	152
24.   Trade and other Payables
Trade and other payables are as followed:
In € thousand	12/31/2020	12/31/2019	01/01/2019
Trade payables	4,854	2,579	2,624
Accruals for outstanding invoices	6,238	216	27
Total trade and other payables	11,092	2,795	2,651
25.   Other Non-Financial Liabilities
Other non-financial liabilities are as followed:
In € thousand	12/31/2020	12/31/2019	01/01/2019
Vacation accruals	1,680	1,173	602
Value added tax payables	1,477	—	—
Other tax liabilities	1,455	1,021	421
Miscellaneous other current non-financial liabilities	585	401	154
Total other non-financial liabilities	5,197	2,595	1,177
Other tax liabilities mainly comprise of personnel-related taxes. This also includes an uncertain tax position for personnel-related taxes. Miscellaneous other non-financial liabilities mainly result from personnel-related liabilities.
26.   Financial Instruments
26.1   Carrying Amounts and Fair Value
The following tables disclose the carrying amounts of each class of financial instruments together with its corresponding fair value and the aggregated carrying amount per category.

Financial instruments, analyzed by classes and categories
	12/31/2020
In € thousand	Category	Carrying amount	Fair value
Financial assets, by class
Cash and cash equivalents	AC	102,144	n/a
Fixed term deposit	AC	50,000	n/a
Promissory notes	FVTPL	676	676
Security deposits	AC	2,096	2,096
Other financial assets	AC	16	16
Total financial assets		154,932
Financial liabilities, by class
Trade and other payables	AC	11,092	n/a
Convertible loans – host contract	AC	84,287	105,007
Convertible loans – embedded derivative	FVTPL	14,948	14,948
Other financial liabilities	AC	48	48
Total financial liabilities		110,375
Thereof aggregated to categories according to IFRS 9	Carrying amount
Financial assets measured at amortised cost (AC)	154,256
Financial assets measured at FVTPL	676
Financial liabilities measured at FVTPL	14,948
Financial liabilities measured at amortised cost (AC)	95,427
Financial instruments, analyzed by classes and categories
	12/31/2019
In € thousand	Category	Carrying amount	Fair value
Financial assets, by class
Cash and cash equivalents	AC	59,571	n/a
Promissory notes	FVTPL	n/a	n/a
Security deposits	AC	910	910
Other financial assets	AC	12	12
Total financial assets		60,493
Financial liabilities, by class
Trade and other payables	AC	2,795	n/a
Convertible loans – host contract	AC	66,353	76,189
Convertible loans – embedded derivative	FVTPL	n/a	n/a
Other financial liabilities	AC	25	25
Total financial liabilities		69,173

Thereof aggregated to categories according to IFRS 9	Carrying amount
Financial assets measured at amortised cost (AC)	60,493
Financial assets measured at FVTPL	n/a
Financial liabilities measured at FVTPL	n/a
Financial liabilities measured at amortised cost (AC)	69,173
Financial instruments, analyzed by classes and categories
	01/01/2019
In € thousand	Category	Carrying amount	Fair value
Financial assets, by class
Cash and cash equivalents	AC	47,139	n/a
Security deposits	AC	189	189
Other financial assets	AC	31	31
Total financial assets		47,359
Financial liabilities, by class
Trade and other payables	AC	2,651	n/a
Convertible loans – host contract	AC	n/a	n/a
Convertible loans – embedded derivative	FVTPL	n/a	n/a
Other financial liabilities	AC	37	n/a
Total financial liabilities		2,688
Thereof aggregated to categories according to IFRS 9	Carrying amount
Financial assets measured at amortised cost (AC)	47,359
Financial assets measured at FVTPL	n/a
Financial liabilities measured at FVTPL	n/a
Financial liabilities measured at amortised cost (AC)	2,688
Except for the promissory notes and the convertible loans (both host contract and embedded derivative), which are categorized in level 3 of the fair value hierarchy, all other financial instruments are categorized in level 2 of the fair value hierarchy.
Fair Values in level 2 are expected cashflows discounted using market-based credit risk adjusted interest rate curves that are applicable for the Group and specific for the residual term of each financial instrument.
The fair value of the promissory notes is calculated using a trinomial tree approach, set to optional conversion at an expected date. The primary inputs used in the model include the borrower’s share price at valuation date, probability of occurrence of each possible conversion and termination event, borrower-specific credit risk and risk-free interest rate. While the risk-free interest rate is based on currency specific time congruent IBOR and swap rates, the credit risk and stock prices of the borrower are not observable in a market and therefore highly judgemental. For a sensitivity of the fair value to reasonable changes of the borrower’s share price, see note 26.2.
The fair value of the embedded derivatives that were bifurcated from the convertible loan issued in 2020 is determined by aggregating the valuations for the various expected conversion and termination events. Since all events would lead to a conversion for a set fixed conversion price (however, for a variable number of shares), the value is derived as a forward contract embedded in the loan contract. The primary inputs used in the model include the own share price at valuation date, probability of occurrence of each possible conversion and termination event, borrower-specific credit spread and risk-free interest rate.

Credit risk is model-implied and adjusted for movement in credit spreads to consider the investor’s higher risk in connection with this convertible instrument at each valuation date, and the risk-free interest rate is based on currency specific time congruent IBOR and swap rates. As credit spreads and stock prices are not observable in a market, especially these input parameters are highly judgemental. The following tables show the effect of reasonable changes of the most significant input parameters on the fair values of the embedded derivatives as of December 31, 2020.
in € thousand December 31, 2020	Share Price	Value derivative	Effect on financial result
Base	0%	14,948
Up	10%	18,815	(3,867)
Down	(10)%	11,081	3,867
in € thousand December 31, 2020	Credit Spread	Value derivative	Effect on financial Result
Base	0%	14,948
Up	10%	14,282	666
Down	(10)%	15,646	(698)
Financial instruments, changes in Fair Value of level 3 instruments
In € thousand	Promissory Notes	Convertible loan – embedded derivative
January 1, 2019	—	—
Initial recognition	—	516
Changes from fair value remeasurement	—	(516)
December 31, 2019	—	—
Initial recognition	622	(274)
Changes from fair value remeasurement	58	15,222
Foreign exchange effects	(4)	—
December 31, 2020	676	14,948
The net gains and losses for each of the financial instrument measurement categories were as follows:
	Subsequent measurement
2020 In € thousand	Interest	Foreign exchange conversion	Fair value	Increase in loss allowance	Reversals of loss allowance	Total per category
Financial assets measured at amortized cost	(83)	—	—	—	—	(83)
Financial liabilities measured at amortized cost	(33,960)	(98)	—	—	—	(34,058)
Financial assets and liabilities measured at fair value through profit or loss	—	(4)	(15,164)	—	—	(15,168)
Total	(34,043)	(102)	(15,164)	—	—	(49,309)
	Subsequent measurement
2019 In € thousand	Interest	Foreign exchange conversion	Fair value	Increase in loss allowance	Reversals of loss allowance	Total per category
Financial assets measured at amortized cost	(39)	—	—	—	—	(39)
Financial liabilities measured at amortized cost	(5,350)	(38)	—	—	—	(5,388)
Financial assets and liabilities measured at fair value through profit or loss	—	—	516	—	—	516
Total	(5,389)	(38)	516	—	—	(4,911)

The total interest income for financial assets that are not measured at fair value through profit or loss is €18 thousand (2019: €0 thousand), while the total interest expense for these financial assets is €101 thousand (2019: €40 thousand). The total interest expense for financial liabilities that are not measured at fair value through profit or loss is €33,960 thousand (2019: €5,350 thousand).
26.2   Financial Instrument Risk Management Objectives and Policies
The Group is exposed especially to market risk (especially foreign exchange risk) and liquidity risk. The Group’s senior management oversees the management of these risks. Credit risk and equity price risk is considered insignificant for the Group.
The CFO in combination with Treasury provides assurance to the Group’s senior management that the Group’s financial risk activities are governed by appropriate procedures and that financial risks are identified, measured and managed in accordance with the Group’s risk objectives. The Executive Board reviews and agrees procedures for managing each of these risks, which are summarized below.
Management regularly reviews the Group’s risk management objectives to ensure that risks are identified and managed appropriately. The Executive Board is made aware of and reviews management’s risk assessments prior to entering into significant transactions.
Credit Risk
The following tables provide information about the exposures to credit risk for all financial assets that are not measured at fair value through profit or loss and therefore are generally subject to the impairment regulations of IFRS 9. The most significant part is cash or cash equivalents. Due to its short-term character, no significant credit risk arises, and therefore no impairment has been recorded for 2020 and 2019 respectively.
	Equivalent to external credit rating S&P	Weighted-average loss rate	Gross carrying amount	Impairment loss allowance	12/31/2020
in € thousand					Credit-impaired
Grades 1-6: Low risk	BBB- to AAA	—	154,256	—	No
	Equivalent to external credit rating S&P	Weighted-average loss rate	Gross carrying amount	Impairment loss allowance	12/31/2019
in € thousand					Credit-impaired
Grades 1-6: Low risk	BBB- to AAA	—	60,493	—	No
	Equivalent to external credit rating S&P	Weighted-average loss rate	Gross carrying amount	Impairment loss allowance	01/01/2019
in € thousand					Credit-impaired
Grades 1-6: Low risk	BBB- to AAA	—	47,359	—	No
Equity Price Risk
The Group has invested into promissory notes in 2020 with a total nominal amount of €627 thousand ($750 thousand, for details see note 17), whose fair value depends (among other variables) on the share price of the investee. A reasonably possible increase (decrease) in the share price by 10%, with all other variables held constant, would lead to a gain (loss) before tax of €73 thousand with a corresponding effect in the financial result.
While the fair value of the convertible loans is sensitive to a change in the Group’s own share price (see sensitivity analysis in note 26.1), this is no economic risk for the Group as an increase or decline in the Group’s own share price will not lead to additional cash outflows at the time of the conversion.
Foreign Currency Risk
The Group operates globally and is exposed to foreign exchange risk arising from exposure to various currencies in the ordinary course of business. The Group’s exposures primarily consist of the British pound

(“GBP”), Swiss Franc (“CHF”), US Dollar (“USD”) and Euro (“EUR”). Foreign exchange risk mainly arises from commercial transactions that resulted in recognized financial assets and liabilities denominated in a currency other than the local functional currency.
The following tables demonstrate the sensitivity to a reasonably possible change in foreign exchange rates (i.e. the currency that is not the functional currency), with all other variables held constant. The impact on the Group’s profit or loss before tax is due to changes in the carrying amount of monetary assets and liabilities.
The following table presents the sensitivity of a change in EUR for Lilium Aviation UK Ltd (functional currency: GBP):
EUR per GBP	Change in EUR rate	Change on profit before tax (in € thousand)
2020	+10% = Rate: 1.2235	33
Rate: 1.1123	-10% = Rate: 1.0011	(40)
2019	+10% = Rate: 1.2929	13
Rate: 1.1754	-10% = Rate: 1.0578	(16)
The following tables present the sensitivity of a change in material foreign currencies for the Group entities where the functional currency is EUR:
USD per EUR	Change in USD rate	Change on profit before tax (in € thousand)
2020	+10% = Rate: 1.3498	(47)
Rate: 1.2271	-10% = Rate: 1.1044	58
2019	+10% = Rate: 1.2357	4
Rate: 1.1234	-10% = Rate: 1.0111	(5)
Liquidity Risk
Liquidity risk is the risk that the Group will encounter difficulty in meeting its obligations associated with its financial liabilities as they fall due. The Group is expanding very rapidly which results in increasingly stringent requirements regarding the corporate planning for budgeting and procuring of financial resources in such a way that the development program of the Lilium Jet is not delayed. Consequently, the continuation of development is based on the Group’s ability to raise financing from investors in the form of various financing rounds. The Group ensures that the supply of liquidity is always sufficient to settle financial liabilities that are due for payment. Liquidity is evaluated and maintained using forecasts based on fixed planning horizons covering several months and through the cash and cash equivalent balances that are available.
The following table provides details of the (undiscounted) cash outflows of financial liabilities (including interest payments). Note that the Group expects the convertible loans to be settled in own equity instruments. Therefore, the probability of an outflow of the below disclosed cash amount is remote.
				12/31/2020
in € thousand	2021	2022	2023 to 2025	2026 and thereafter
Lease liabilities	2,006	1,962	5,767	2,869
Convertible loans	88,013	—	—	—
Trade and other payables	11,092	—	—	—
Other financial liabilities	21	27	—	—
				12/31/2019
in € thousand	2020	2021	2022 to 2024	2025 and thereafter
Lease liabilities	1,417	1,420	4,088	3,133
Convertible loans	138,970	—	—	—
Trade and other payables	2,795	—	—	—
Other financial liabilities	25	—	—	—

Interest Rate Risk
Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. Interest rate risks from financial instruments can in general arise in connection with financial liabilities, including borrowings under the Group’s existing working capital and equipment financing facilities. Fixed rate securities may have their market value adversely impacted due to a rise in interest rates. Our cash equivalents and investment portfolio can also be subject to market risk due to changes in interest rates. The Group is required to pay negative interest on cash accounts if and to the extent certain thresholds are exceeded. Banks are adjusting the negative interest rate depending on changes of the respective reference rates set by central banks, but not necessarily immediately after a reference rate has been changed and not necessarily to the same extent. Considering existing thresholds, a hypothetical reasonable increase or decrease of 10 basis points in interest rates would not have a significant effect on the Group’s financial statements.
Capital Management
For the purpose of the Group’s capital management, capital includes all share capital and other equity reserves attributable to the equity holders. The primary objectives of capital management are to support operating activities and maximize the shareholder value through investment in the development activities of the Group.
Based on the ongoing development of the Lilium Jet, the Company has to rely almost exclusively on equity funding by its shareholders and debt financing until the Group can refinance itself in the future from marketable products as a result of successful development projects. The Group’s finance department reviews the total amount of cash of the Group on a monthly basis. As part of this review, management considers the total cash and cash equivalents, the cash outflow, currency translation differences and funding activities. The Group monitors cash using a burn rate. The cash burn rate is defined as the average monthly net cash flow from operating and investing activities during a financial year.
The Company is not subject to externally imposed capital requirements. The objectives of the Group’s capital management were achieved in the reporting year. No changes were made in the objectives, policies or processes for managing cash during the years ended December 31, 2020 and 2019.
26.3 Reconciliation of changes in liabilities arising from financing activities
In € thousand	Convertible loans	Lease liabilities	Total
Statement of Financial Position as of December 31, 2019	66,353	8,715	75,068
Proceeds from convertible loans	85,900	—	85,900
Principal elements of lease payments	—	(1,439)	(1,439)
Interest paid	—	(450)	(450)
Change in the cash flow from financing activities	85,900	(1,889)	84,011
Additions to lease liabilities due to new lease contracts	—	3,842	3,842
Fair value changes	15,222	—	15,222
Interest expenses	33,960	450	34,410
Capital contributions	(102,200)	—	(102,200)
Statement of Financial Position as of December 31, 2020	99,235	11,118	110,353
In € thousand	Convertible loans	Lease liabilities	Total
Statement of Financial Position as of January 1, 2019	—	7,036	7,036
Proceeds from convertible loans	65,500	—	65,500
Principal elements of lease payment	—	(854)	(854)
Interest paid	—	(341)	(341)

In € thousand	Convertible loans	Lease liabilities	Total
Change in the cash flow from financing activities	65,500	(1,195)	64,305
Additions to lease liabilities due to new lease contracts	—	2,533	2,533
Fair value changes	(516)		(516)
Interest expenses	5,350	341	5,691
Capital contributions	(3,981)		(3,981)
Statement of Financial Position as of December 31, 2019	66,353	8,715	75,068
27.   Commitments and Contingencies
The Company has various lease contracts that have not yet commenced as at December 31, 2020. The future lease payments for these non-cancellable lease contracts are €249 thousand within one year, €1,174 thousand between one and five years and €848 thousand thereafter.
As mentioned in the note 20, 11% of the ESOP participants have not signed the 2020 ESOP as of December 31, 2020 and are still classified as cash-settled options. Based on the contract terms, the liability for such options is settled upon occurrence of an exit event. As of December 31, 2020, the exit event is not probable in the near future. Therefore, the liability is classified as contingent depending upon the determination of an exit event in the future amounting to €6,948 thousand. The liability is calculated based on the vesting schedule per contract terms and which will be assessed continually to determine whether circumstances have changed, and the exit event becomes probable.
Further, the Company has commitments of €2.4 million to acquire items of property, plant & equipment and commitments of €0.6 million to acquire items of intangible assets.
28.   Related Party Disclosures
Transactions with Key Management
Key management personnel have been defined as the members of the Advisory Board and Senior Leadership Team of Lilium. The Company had entered into a short-term consultancy contract with one of the key management personnel before his appointment as an employee; total remuneration paid amounted to €66 thousand (2019: €0 thousand). During 2020, the Company purchased 18 shares each from the four co-founders for a total consideration of EUR 763 thousand (2019: €0 thousand). These shares were reacquired at fair value.
The annual remuneration and related compensation costs recognized as expense during the reporting period is comprised of the following:
In € thousand	2020	2019
Short-term employee benefits	1,966	1,219
Share-based payment remuneration (2020: 1,484 options; 2019: 1,400 options)	14,875	1,835
Short-term benefits
Short-term benefits include salaries, bonus and other benefits such as medical, death and disability coverage, Company car and other usual facilities as applicable.
Share-based payment remuneration
The share-based payment remuneration represents the compensation cost of ESOP and the performance-based equity award. Refer to note 20.
Transactions with related parties
During the year ended December 31, 2019, certain related parties having significant influence over the Company contributed to 271 Series B1 shares at par. Additionally, the Group entered into loans convertible to equity of €48,500 thousand with related parties having significant influence over the Company. This resulted in an increase of capital reserve of €50,515 thousand.
During the year ended December 31, 2020, the 2019 loans were converted into 4,972 Series B shares in March 2020. The Group entered into another loan convertible to equity of €85,900 thousand with a related party having significant influence over the Company; the entire loan is outstanding as of the reporting date. Additionally, certain related parties having significant influence over the Company contributed 4,853 Series B2 shares. This resulted in an increase in capital reserve of €57,998 thousand.
Balances held by entities with significant influence over the Company is as follows:
(In € thousand)	12/31/2020	12/31/2019	01/01/2019
Share capital	35	25	25
Capital reserves	174,998	66,479	66,479
29.   Events after the Reporting Period
In January 2021 the Group entered into a new convertible loan convertible to equity for an amount of €1,850 thousand.
On March 10, 2021 entered into a Share Purchase Agreement according to which the Lilium Group acquired 25.72% of the shares of a development partner for a purchase price of €8,409 thousand ($10,000 thousand).
In March 2021 the Group granted another promissory note for a nominal amount of €1,048 thousand ($1,250 thousand) with the similar conditions as for the other promissory notes.
On March 26, 2021 the convertible loan of € 85,900 thousand and the accrued interest were converted into series B2 shares. In order to facilitate the transaction the Company issued 7,187 series B2 shares.
On March 30, 2021 Lilium entered into a business combination agreement with Qell Acquisition Corp. (“Qell”), a non-operating shell company, according to which Lilium and Qell will be merged.
Subsequent to year end, an additional 3.83% of employees signed Letters accepting the modifications to the terms of their ESOP grants.
30.   First-time Adoption of IFRS
These consolidated financial statements, for the year ended December 31, 2020, are the first consolidated financial statements the Group has prepared in accordance with IFRS. Each legal entity prepared its financial statements in accordance with local generally accepted accounting principles (“Local GAAP”). Accordingly, the Group has prepared consolidated financial statements that comply with IFRS applicable as of December 31, 2020, together with the comparative period data for the year ended December 31, 2019, as described in the summary of significant accounting policies. In preparing the consolidated financial statements, the Group’s consolidated opening statement of financial position was prepared as of January 1, 2019, the Group’s date of transition to IFRS. Historically, consolidated financial statements were not prepared under local GAAP, consequently, these are the first consolidated financial statements prepared and a reconciliation from Local GAAP to IFRS is not possible.
Exemptions applied
All relevant mandatory exemptions have been applied. Additionally, IFRS 1 allows first-time adopters certain exemptions from the retrospective application of certain requirements under IFRS.
The Group has applied the exemption to deem cumulative currency translation difference for all foreign operations to be zero as of January 1, 2019.
The Group assessed all contracts existing at January 1, 2019 to determine whether a contract contains a lease based upon the conditions in place at the date of transition. Lease liabilities were measured at the present value of the remaining lease payments, discounted using the lessee’s incremental borrowing rate

(“IBR”) and the right-of-use assets were measured at the amount equal to the lease liabilities. At January 1, 2019, the impact of renewal options that are reasonably certain to be exercised has been assessed as significant for the Group.
As a lessee, Lilium applied exemptions on a lease-by-lease basis at the date of transition to IFRS as follows:
•
a single discount rate was applied to a portfolio of leases with reasonably similar characteristics;

•
leases with a lease term ending within 12 months of the date of transition were accounted for as if they were short-term leases;

•
for low value assets, the Group has recognized lease payments as an expense on a straight-line basis over the lease term;

•
initial direct costs were excluded from the measurement of the right of use asset at the date of transition to IFRS; and

•
hindsight was applied in determining the lease term if the underlying lease contract contains options to extend or terminate the lease.

ANNEX A — BUSINESS COMBINATION AGREEMENT
BUSINESS COMBINATION AGREEMENT
BY AND AMONG
QELL DUTCHCO B.V.,
QUEEN CAYMAN MERGER LLC,
QELL ACQUISITION CORP.,
AND
LILIUM GMBH
DATED AS OF MARCH 30, 2021

A-i

A-ii

Exhibit A
Registration Rights Agreement

Exhibit B
Holdco Governing Documents

Exhibit C
Warrant Assumption Agreement

Exhibit D
Sponsor Letter Agreement

Exhibit E
Company Stockholders Support Agreement

Exhibit F
Form of Incentive Equity Plan

Exhibit G
Form of Restrictive Covenant

Exhibit H
Management Incentive Success Awards

A-iii

BUSINESS COMBINATION AGREEMENT
This BUSINESS COMBINATION AGREEMENT (this “Agreement”), dated as of March 30, 2021, is made by and among Qell DutchCo B.V., a Netherlands limited liability company (“Holdco”), Queen Cayman Merger LLC, a Cayman Islands limited liability company (“Merger Sub”), Qell Acquisition Corp., a blank check company incorporated as a Cayman Islands exempted company (“Qell”) and Lilium GmbH, a German limited liability company (the “Company”). Each of Holdco, Merger Sub, Qell and the Company shall individually be referred to herein from time to time as a “Party” and collectively as the “Parties”. Capitalized terms used but not otherwise defined herein have the meanings set forth in Section 1.1.
WHEREAS, (a) Qell is a blank check company that was originally incorporated as a Cayman Islands exempted company on August 7, 2020 and incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses, (b) Holdco is a newly formed entity that is, as of the date hereof, wholly owned by Sponsor and was formed for purposes of consummating the transactions contemplated by this Agreement and the Ancillary Documents (the “Transactions”) and (c) Merger Sub is a newly formed entity that is, as of the date hereof, a wholly owned subsidiary of Holdco that was formed for purposes of consummating the Transactions;
WHEREAS, after the execution of this Agreement and prior to the Merger Effective Time, the legal form of Holdco shall be changed from a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) to a public limited liability company (naamloze vennootschap) on the terms and subject to the conditions set forth in this Agreement (the “Holdco Reorganization”);
WHEREAS, following the Holdco Reorganization, but after the Required Holdco Shareholder Approval (as defined below), upon the terms and subject to the conditions of this Agreement and in accordance with the Companies Act (2021 Revision) (the “Cayman Companies Act”) and the Limited Liability Companies Act (2021 Revision) of the Cayman Islands (the “Cayman LLC Act” and together with the Cayman Companies Act, the “Cayman Islands Acts”), at the Merger Effective Time (as defined below), Qell will merge with and into Merger Sub, with Merger Sub surviving such merger (the “Merger”);
WHEREAS, at the Merger Effective Time, by virtue of the Merger and without any further action on the part of any Party or any other Person, the Relevant Qell Shares (as defined below) shall be automatically cancelled and extinguished in exchange for the Merger Consideration (as defined below) and the Merger Consideration will be settled as follows: (i) each holder of Relevant Qell Shares will be entitled to the Merger Claims (as defined below), (ii) the Merger Claims will be contributed to Holdco in exchange for the issuance of Holdco Class A Shares (in each case, upon the terms and subject to the conditions set forth in this Agreement); and (iii) the Surviving Company will issue and allot to Holdco corresponding Equity Securities in the Surviving Company;
WHEREAS, immediately after the Merger Effective Time, Merger Sub shall, and Holdco shall cause Merger Sub to, commence winding up under the Cayman LLC Act and distribute any and all of its tangible and intangible assets (including all cash) and transfer any and all of its liabilities to Holdco;
WHEREAS, immediately following the commencement of its winding up and the distribution by Merger Sub of all of its (tangible and intangible) assets (including cash, which shall have been beneficially received by Holdco prior to the continuation of any other transaction to be consummated at or in connection with Closing) and the assignment of any and all of its liabilities referenced in the foregoing, in that order: (i) first, Holdco will consummate the PIPE Financing, (ii) second, no sooner than the Business Day following the Liquidation Distribution and Assumption (as defined below) the appointment of Mr Daniel Wiegand as executive director to the board of directors of Holdco (the “Holdco Board”) as approved in the Required Holdco Shareholder Approval will take effect, (iii) third, the Holdco Board will sign the Holdco Board Agreements (as defined below), (iv) fourth, Holdco (as approved in the Required Holdco Shareholder Approval) and the Company Shareholders will consummate the Company Share Exchange and (v) fifth, the appointment of additional members to the Holdco Board as approved in the Required Holdco Shareholder Approval will take effect;
WHEREAS, in connection with the Transactions, the Parties desire for Holdco to register the issuance of the Holdco Shares (as defined below) with the SEC to become a publicly traded company;

WHEREAS, pursuant to the Governing Documents of Qell, Qell is required to provide an opportunity to its shareholders to have their outstanding Qell Class A Shares redeemed pursuant to the Qell Shareholder Redemption on the terms and subject to the conditions set forth therein in connection with obtaining the Required Qell Shareholder Approval (as defined below);
WHEREAS, concurrently with the execution of this Agreement, each of the Company Shareholders is entering into a support agreement (the “Support Agreement”), with Holdco, Merger Sub and Qell, pursuant to which, among other things, each such Company Shareholder (a) granted or will grant, as applicable, the Company (or a designee of the Company) with a power of attorney, in substantially the form attached to the Support Agreements, permitting and directing the Company (or a designee of the Company) (acting on behalf of each Company Shareholder) to, or, in case of certain Company Shareholders, undertook or will undertake to, execute (i) the Dutch Deed of Issue, (ii) a German Share Transfer Deed and (iii) any Ancillary Documents to which such Company Shareholder is or will be a party, (b) undertook, or will undertake, as applicable, vis-à-vis the Company, Holdco, Qell and each other Company Shareholder to take all necessary or desirable actions in connection with the Transactions (including executing an exchange agreement in the form provided by the Company (and that is reasonably satisfactory to Qell and Holdco) to consummate the Company Share Exchange in accordance with the terms of this Agreement) and (c) agreed or will agree, as applicable, to certain covenants to support the Transactions (including restrictions on the sale, disposition or transfer of the Company Shares held by him, her or it), in each case, on the terms and subject to the conditions set forth in the Support Agreement;
WHEREAS, concurrently with the execution of this Agreement, Qell Partners, LLC, a Cayman Islands limited liability company (the “Sponsor”), Qell, the Company and Holdco are entering into the sponsor letter agreement (the “Sponsor Letter Agreement”), pursuant to which, among other things, (a) the Sponsor has agreed to vote in favor of this Agreement and the Transactions (including the Merger), (b) the Sponsor has agreed to waive any adjustment to the conversion ratio set forth in the Governing Documents of Qell or any other anti-dilution or similar protection with respect to the Qell Class B Shares (whether resulting from the transactions contemplated by the Subscription Agreements or otherwise) and (c) the Sponsor has agreed to certain forfeiture and vesting terms applicable to the Holdco Class A Shares acquired by Sponsor in the Merger, in each case, on the terms and subject to the conditions set forth in the Sponsor Letter Agreement;
WHEREAS, (a) concurrently with the execution of this Agreement, each of Holdco and Qell are entering into subscription agreements (collectively, the “Subscription Agreements”) with certain investors (collectively, the “Investors”) pursuant to which, among other things, the Investors have agreed to subscribe for and purchase, and Holdco has agreed to issue and sell to the Investors, an aggregate number of Holdco Shares set forth in the Subscription Agreements in exchange for an aggregate purchase price of $ 450,000,000 (which amount, for the avoidance of doubt, includes amounts subscribed for by the Sponsor and/or the Company Shareholders as well as the Investors) on the Final Closing Date prior to the Company Share Exchange, on the terms and subject to the conditions set forth therein (such equity financing hereinafter referred to as the “PIPE Financing”);
WHEREAS, immediately prior to the Closing, in accordance with Sections 7.2(d)(ii) and 7.3(d)(ii), Holdco, the Sponsor and each Company Shareholder shall enter into a registration rights agreement, substantially in the form attached hereto as Exhibit A (the “Registration Rights Agreement”), pursuant to which, among other things, (a) the Sponsor and each such Company Shareholder will agree not to effect any sale or distribution of any Equity Securities of Holdco issued pursuant to this Agreement or the Subscription Agreements during the applicable lock-up period described therein and (b) the Sponsor and each such Company Shareholder will be granted certain registration rights with respect to their respective Holdco Class A Shares, in each case, on the terms and subject to the conditions therein;
WHEREAS, the Board of Directors of Qell (the “Qell Board”) has unanimously (a) determined that the Merger and the other Transactions are fair to, and in the best interests of, Qell, (b) adopted a resolution approving this Agreement and declaring its advisability and approving the Merger and the other Transactions, and (c) recommended the authorization of the Plan of Merger (as defined below) and the approval of the Transactions contemplated by this Agreement by the shareholders of Qell in order to procure the Required Qell Shareholder Approval;

WHEREAS, the Holdco Board has (a) determined that this Agreement, the Merger and the other Transactions are fair to, and in the best interests of, Holdco, (b) adopted a resolution approving this Agreement and declaring its advisability and approving the Merger and the other Transactions, and (c) recommended the approval and adoption of this Agreement, the Merger and the other Transactions by the shareholders of Holdco;
WHEREAS, the advisory board of the Company (the “Company Board”) has (a) determined that this Agreement, the Merger and the other Transactions are fair to, and in the best interests of, the Company, (b) adopted a resolution approving this Agreement and declaring its advisability and approving the Merger and the other Transactions, and (c) procured the requisite approval and adoption of this Agreement, the Merger and the other Transactions by the shareholders of the Company with the majority necessary pursuant to Company’s Governing Documents (the “Required Company Shareholder Approval”);
WHEREAS, each of the Parties intends for U.S. federal income tax purposes that (a) this Agreement constitute a “plan of reorganization” within the meaning of Section 368 of the Code and Treasury Regulations promulgated thereunder in respect of each of the Company Share Exchange and the Merger, (b) the Company Share Exchange constitutes a transaction treated as a “reorganization” within the meaning of Section 368(a) of the Code and (c) the Merger constitutes a transaction treated as a “reorganization” within the meaning of Section 368(a)(l)(F) of the Code (together, the “Intended Tax Treatment”).
NOW, THEREFORE, in consideration of the premises and the mutual promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, each intending to be legally bound, hereby agree as follows:
ARTICLE 1
CERTAIN DEFINITIONS
Section 1.1.   Definitions.   As used in this Agreement, the following terms have the respective meanings set forth below.
“Affiliate” means, with respect to any Person, any other Person who directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlled” and “controlling” have meanings correlative thereto.
“Affordable Care Act” shall mean the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act of 2010, and regulations promulgated thereunder.
“Aggregate PIPE Proceeds” means the cash proceeds to be actually received by Holdco or an Affiliate thereof in respect of the PIPE Financing.
“Aggregate Holdco Transaction Proceeds” means an amount equal to the sum of (a) the cash proceeds to be received by Holdco or any of its Affiliates from the Trust Account in connection with the Transactions (after, for the avoidance of doubt, giving effect to the Qell Shareholder Redemption) and (b) the Aggregate PIPE Proceeds.
“Aggregate Share Consideration” means an amount of Holdco Shares equal to the Purchase Price divided by Holdco Per Share Value.
“Allocated Legacy ESOP Pool” means the number of Company Common Shares subject to Legacy Options immediately prior to the Merger Effective Time.
“Ancillary Documents” means the Registration Rights Agreement, the Sponsor Letter Agreement, the Subscription Agreements and each other agreement, document, instrument and/or certificate contemplated by this Agreement executed or to be executed in connection with the transactions contemplated hereby (other than the Support Agreement).
“Anti-Corruption Laws” means, collectively, (a) the U.S. Foreign Corrupt Practices Act (FCPA); (b) the UK Bribery Act 2010; and (c) any other anti-bribery or anti-corruption Laws related to combatting bribery, corruption and money laundering.

“Antitrust Laws” means any antitrust, competition, merger control or trade regulatory law.
“Applicable Exchange Consideration Per Share” means, immediately prior to the Company Share Exchange, (i) with respect to each outstanding Company Common Share, the Company Common Share Value, (ii) with respect to each outstanding Company Seed Preferred Share, the Company Seed Preferred Share Value, (iii) with respect to each outstanding Company Series A Preferred Share, the Company Series A Preferred Share Value, (iv) with respect to each outstanding Company Series B Preferred Share, the Company Series B Preferred Share Value, (v) with respect to each outstanding Company Series B1 Preferred Share, the Company Series B1 Preferred Share Value, and (vi) with respect to each outstanding Company Series B2 Preferred Share, the Company Series B2 Preferred Share Value.
“Average Qell Share Price” means the average of the volume weighted averages of the trading prices of Qell Class A Shares on Nasdaq (as reported by Bloomberg L.P. or, if not reported therein, in another authoritative source mutually selected by the Parties) on each of the ten (10) consecutive trading days ending on (and including) the trading day that is three (3) trading days prior to the date of the Merger Effective Time.
“Business” means the business of, directly or indirectly, developing, manufacturing, operating, or marketing eVTOL jets and/or a network of eVTOL jets.
“Business Day” means a day, other than a Saturday or Sunday, on which commercial banks in New York, the Cayman Islands, Amsterdam, the Netherlands and Munich, Germany are open for the general transaction of business.
“Business Intellectual Property” means all Intellectual Property Rights that are owned, used, held for use or practiced by the Group Companies in connection with the Business as currently conducted.
“BMWi” means the German Federal Ministry for Economic Affairs and Energy (Bundesministerium für Wirtschaft und Energie).
“COBRA” means Part 6 of Subtitle B of Title I of ERISA, Section 4980B of the Code and any similar state Law.
“Code” means the United States Internal Revenue Code of 1986.
“Company Common Shares” means the ordinary common shares of the Company.
“Company Common Share Value” means, as of immediately prior to the Company Share Exchange, with respect to a Company Common Share, an amount of Holdco Class A Shares equal to the Aggregate Share Consideration multiplied by a fraction, the numerator of which is the number of Fully-Diluted Company Shares represented by a single Company Common Share, and the denominator of which is the number of Fully-Diluted Company Shares.
“Company Disclosure Schedules” means the disclosure schedules to this Agreement delivered to Qell by the Company on the date hereof.
“Company Expenses” means, as of any determination time, the aggregate amount of fees, expenses, commissions or other amounts incurred by or on behalf of, and that are due and payable by and not otherwise expressly allocated to the Company or any other Group Company pursuant to the terms this Agreement, in connection with the negotiation, preparation or execution of this Agreement or any Ancillary Documents, the performance of its covenants or agreements in this Agreement or any Ancillary Document or the consummation of the transactions contemplated hereby or thereby, including (a) the fees and expenses of outside legal counsel, accountants, advisors, brokers, investment bankers, consultants, or other agents or service providers of any Group Company, and (b) any other fees, expenses, commissions or other amounts that are expressly allocated to any Group Company, pursuant to this Agreement or any Ancillary Document.
“Company Fundamental Representations” means the representations and warranties set forth in Section 3.1(a), (b) and (c) (Organization and Qualification), Section 3.2(a) and (b) (Capitalization of the

Group Companies), Section 3.3 (Authority), Section 3.5 (Consent and Requisite Governmental Approvals; No Violations), Section 3.8 (no Company Material Adverse Effect), and Section 3.18 (Brokers).
“Company IT Systems” means all computer systems, computer software and hardware, communication systems, servers, network equipment and related documentation, in each case, owned, licensed or leased by a Group Company.
“Company Licensed Intellectual Property” means Intellectual Property Rights owned by any Person other than a Group Company that is licensed to any Group Company.
“Company Material Adverse Effect” means any change, event, effect, occurrence or state of facts that, individually or in the aggregate with any other change, event, effect, occurrence or state of facts, has had or would reasonably be expected to have a material adverse effect on (a) the business, results of operations or financial condition of the Group Companies, taken as a whole, or (b) the ability of Holdco or the Company to consummate the Merger or the Company Share Exchange, as applicable; provided, however, that, in the case of clause (a), none of the following shall be taken into account in determining whether a Company Material Adverse Effect has occurred or is reasonably likely to occur: any adverse change, event, effect, occurrence or state of facts arising after the date hereof from or related to (i) general business or economic conditions in or affecting Germany, the United States or the Netherlands, or changes therein, or the global economy generally, (ii) any national or international political or social conditions in Germany, the United States, the Netherlands or any other country, including the engagement by Germany, the United States, the Netherlands or any other country in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence in any place of any military or terrorist attack, sabotage or cyberterrorism, or any escalation of the foregoing, (iii) changes in conditions of the financial, banking, capital or securities markets generally in Germany, the United States, the Netherlands or any other country or region in the world, or changes therein, including changes in interest rates in Germany, the United States, the Netherlands or any other country and changes in exchange rates for the currencies of any countries, (iv) changes in any applicable Laws or IFRS or the interpretation thereof, (v) any change, event, effect, occurrence or state of facts that is generally applicable to the Business of the Group Companies, (vi) the execution or public announcement of this Agreement or the pendency or consummation of the transactions contemplated by this Agreement, including the impact thereof on the relationships, contractual or otherwise, of the Company with employees, customers, investors, contractors, lenders, suppliers, vendors, partners, licensors, licensees, payors or other third parties related thereto (provided that the exception in this clause (vi) shall not apply to the representations and warranties set forth in Section 3.5 to the extent that its purpose is to address the consequences resulting from the public announcement or pendency or consummation of the transactions contemplated by this Agreement or the condition set forth in Section 7.2(a) to the extent it relates to such representations and warranties), (vii) any failure by any Group Company to meet, or changes to, any internal or published budgets, projections, forecasts, estimates or predictions (although the underlying facts and circumstances resulting in such failure may be taken into account to the extent not otherwise excluded from this definition pursuant to clauses (i) through (vi) or (viii)), or (viii) any hurricane, tornado, flood, earthquake, tsunami, natural disaster, mudslides, wild fires, epidemics, pandemics or quarantines (irrespective of its geographic reach), acts of God or other natural disasters or comparable events in Germany, the United States, the Netherlands, or any other country or region in the world, or any escalation of the foregoing, including, for the avoidance of doubt, COVID-19 and any Law, directive, pronouncement, guideline or recommendation issued by a Governmental Entities, the Centers for Disease Control and Prevention, the World Health Organization or any industry group providing for business closures, changes to business operations, “sheltering-in-place” or other restrictions that relate to, or arise out of, an epidemic, pandemic or disease outbreak (including the COVID-19 pandemic); provided, however, that any change, event, effect, occurrence or state of facts resulting from a matter described in any of the foregoing clauses (i) through (v) or (viii) may be taken into account in determining whether a Company Material Adverse Effect has occurred or is reasonably likely to occur to the extent such change, event, effect, occurrence or state of facts has a disproportionate adverse effect on the Group Companies, taken as a whole, relative to other participants operating similar businesses to the Business of the Group Companies.
“Company Owned Intellectual Property” means all Intellectual Property Rights that are owned or purported to be owned by the Group Companies.

“Company Product” means each product that is being developed or manufactured by or on behalf of the Group Companies.
“Company Registered Intellectual Property” means all Registered Intellectual Property owned or purported to be owned by any Group Company.
“Company Seed Preferred Share Value” means, as of immediately before the Company Share Exchange, with respect to a Company Seed Preferred Share, an amount of Holdco Class A Shares equal to the Aggregate Share Consideration multiplied by a fraction, the numerator of which is the number of Fully-Diluted Company Shares represented by a single Company Seed Preferred Share, and the denominator of which is the number of Fully-Diluted Company Shares.
“Company Series A Preferred Share Value” means, as of immediately before the Company Share Exchange, with respect to a Company Series A Preferred Share, an amount of Holdco Class A Shares equal to the Aggregate Share Consideration multiplied by a fraction, the numerator of which is the number of Fully-Diluted Company Shares represented by a single Company Series A Preferred Share, and the denominator of which is the number of Fully-Diluted Company Shares.
“Company Series B Preferred Share Value” means, as of immediately before the Company Share Exchange, with respect to a Company Series B Preferred Share, an amount of Holdco Class A Shares equal to the Aggregate Share Consideration multiplied by a fraction, the numerator of which is the number of Fully-Diluted Company Shares represented by a single Company Series B Preferred Share, and the denominator of which is the number of Fully-Diluted Company Shares.
“Company Series B1 Preferred Share Value” means, as of immediately before the Company Share Exchange, with respect to a Company Series B1 Preferred Share, an amount of Holdco Class A Shares equal to the Aggregate Share Consideration multiplied by a fraction, the numerator of which is the number of Fully-Diluted Company Shares represented by a single Company Series B1 Preferred Share, and the denominator of which is the number of Fully-Diluted Company Shares.
“Company Series B2 Preferred Share Value” means, as of immediately before the Company Share Exchange, with respect to a Company Series B2 Preferred Share, an amount of Holdco Class A Shares equal to the Aggregate Share Consideration multiplied by a fraction, the numerator of which is the number of Fully-Diluted Company Shares represented by a single Company Series B2 Preferred Share, and the denominator of which is the number of Fully-Diluted Company Shares.
“Company Seed Preferred Shares” means the ordinary seed shares of the Company.
“Company Series A Preferred Shares” means the ordinary Series A shares of the Company.
“Company Series B Preferred Shares” means the ordinary Series B shares of the Company.
“Company Series B1 Preferred Shares” means the ordinary Series B1 shares of the Company.
“Company Series B2 Preferred Shares” means the ordinary Series B2 shares of the Company.
“Company Shares” means, collectively, the Company Common Shares, Company Seed Preferred Shares, Company Series A Preferred Shares, Company Series B Preferred Shares, Company Series B1 Preferred Shares and Company Series B2 Preferred Shares.
“Company Shareholders” means the holders of Company Shares as of any determination time.
“Company Shareholders Agreement” means the series B-2 shareholders agreement relating to the Company dated March 11, 2020 (notarial deed no. 318/2020 H of notary public Prof. Dr. Hasselbrink, Berlin, Germany) as amended by a “Series B-2 Extension Investment Agreement” dated May 29, 2020 (notarial deed no. 448/2020 H of notary public Prof. Dr. Hasselbrink, Berlin, Germany) and as further amended by an “Amendment Agreement No. 2” dated November 10, 2020 (notarial deed no. 881/2020 H of notary public Prof. Dr. Hasselbrink, Berlin, Germany) and an “Amendment Agreement No. 3” dated March 26, 2020 (notarial deed no. 1728/2021 of notary public Dr. Bernhard Schaub, Munich, Germany).

“Confidentiality Agreement” means that certain Mutual Confidential Disclosure Agreement, dated as of December 3, 2020 (as amended), by and between the Company and Qell.
“Consent” means any notice, authorization, qualification, registration, filing, notification, waiver, order, consent or approval to be obtained from, filed with or delivered to, a Governmental Entity or other Person.
“Contract” or “Contracts” means any agreement, contract, license, lease, obligation, undertaking or other commitment or arrangement that is legally binding upon a Person or any of his, her or its properties or assets.
“COVID-19” means the novel coronavirus known as SARS-CoV-2 or COVID-19, and any evolutions, mutations thereof or related or associated epidemics, pandemic or disease outbreaks.
“COVID-19 Action” means any inaction or action by the Company, including the establishment of any policy, procedure or protocol, in response to COVID-19 or any COVID-19 Measures (i) that is consistent with the past practice of the Company in response to COVID-19 prior to the date of this Agreement (but only to the extent in compliance with applicable Law), or (ii) that would, given the totality of the circumstances under which the Company acted or did not act, be unreasonable for Qell to withhold, condition or delay consent with respect to such action or inaction (whether or not Qell has a consent right with respect thereto).
“COVID-19 Measures” means any quarantine, “shelter in place,” “stay at home,” workforce reduction, “furlough”, social distancing, shut down, closure, sequester or any other Law, Order, Proceeding, directive, guidelines or recommendations by any Governmental Entity in connection with or in response to
COVID-19.
“Data Room” means the electronic data room located at
https://services.intralinks.com/web/index.html?#workspace/10309435/documents under the project name “Project Munich 2021 — Live VDR”.
“EIP” means the 2021 Equity Incentive Plan of Holdco.
“EIP Administrator” means the administrator of the EIP.
“Employee Benefit Plan” means each “employee benefit plan” (as such term is defined in Section 3(3) of ERISA, whether or not subject to ERISA), each stock option plan, stock purchase plan, bonus or incentive plan, severance pay plan, program or arrangement, deferred compensation arrangement or agreement, employment agreement, compensation plan, program, agreement or arrangement, change in control plan, program or arrangement, supplemental income arrangement, vacation plan, and each other benefit or compensatory plan, program, policy or Contract that any Group Company maintains, sponsors or contributes to, or provides benefits under, or under or with respect to which any Group Company has any Liability (contingent or otherwise), other than any plan sponsored or maintained by a Governmental Entity.
“Environmental Laws” means all Laws and Orders concerning pollution, protection of the environment, or human health or safety.
“ESPP” means the 2021 Employee Share Purchase Plan of Holdco.
“Equity Securities” means any share, share capital, capital stock, partnership, membership, joint venture or similar interest in any Person (including any stock appreciation, phantom stock, profit participation or similar rights), and any option, warrant, right or security (including debt securities) convertible, exchangeable or exercisable therefor.
“ERISA” means the Employee Retirement Income Security Act of 1974.
“ERISA Affiliate” means any trade or business that is, or at any applicable time was, a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA that includes any Group Company.

“eVTOL Convertible Loan” means the convertible loan instrument dated January 22, 2021, between the Company and Stichting eVTOL Investment, and which shall be contributed to Holdco in exchange for Holdco Shares.
“Exchange Act” means the Securities Exchange Act of 1934.
“Exchange Agent” means Contintental Stock Transfer & Trust Company.
“FDI Laws” means any provision in connection with the screening of non-German investments pursuant to the German Foreign Trade Act (Außenwirtschaftsgesetz), German Foreign Trade Ordinance (Außenwirtschaftsverordnung) and any Law and Order thereunder, in each case as amended from time to time.
“FDI Screening” means any proceedings pursuant to FDI Laws (i.e., so called phase 1 and 2 pursuant to FDI Laws) carried out by a Governmental Entity in relation to any Transactions.
“Federal Securities Laws” means U.S. federal securities laws and the rules and regulations of the SEC promulgated thereunder or otherwise.
“Foreign Benefit Plan” means each Employee Benefit Plan maintained by any of the Group Companies for its current or former employees, officers, directors or other individual service providers located outside of the United States.
“Founders” means each of Daniel Wiegand, Sebastian Born, Matthias Meiner and Patrick Nathen.
“Fully-Diluted Company Shares” means, as of immediately prior to Company Share Exchange, the number of Company Common Shares issued and outstanding, and all Company Common Shares which would be issued and outstanding if (i) all Company Common Shares issuable upon conversion or exchange of the Company Seed Preferred Shares, Company Series A Preferred Shares, Company Series B Preferred Shares, Company Series B1 Preferred Shares and Company Series B2 Preferred Shares, and (ii) all Company Common Shares issuable upon the exercise or exchange of issued and outstanding options, warrants, awards, convertible securities and any other right to subscribe for Company Common Shares had been exercised in full and to their maximum extent (including, for the avoidance of doubt, the Allocated Legacy ESOP Pool and the eVTOL Convertible Loan, but excluding the Unallocated Legacy ESOP Pool and the Legacy ESOP Refresh Pool).
“GAAP” means United States generally accepted accounting principles.
“Governing Documents” means the legal document(s) by which any Person (other than an individual) establishes its legal existence or which govern its internal affairs. For example, the “Governing Documents” of a U.S. corporation are its certificate or articles of incorporation and by-laws, the “Governing Documents” of a U.S. limited partnership are its limited partnership agreement and certificate of limited partnership, the “Governing Documents” of a U.S. limited liability company are its operating or limited liability company agreement and certificate of formation, the “Governing Documents” of a German limited liability company are its articles of association (Satzung) and Shareholders’ Agreement (Gesellschaftervertrag), the “Governing Documents” of a Netherlands company are its articles of association (statuten), the “Governing Documents” of a Cayman Islands exempted company are its memorandum and articles of association and the “Governing Documents” of a Cayman Islands limited liability company are its limited liability company agreement.
“Governmental Entity” means any (a) federal, state, local, municipal or other government, (b) governmental or quasi-governmental entity of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal) or (c) body exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature, including any arbitral tribunal (public or private), including the European Parliament and the Council of Europe.
“Group Company” and “Group Companies” means, collectively, the Company and its Subsidiaries.
“Hazardous Substance” means any hazardous, toxic, explosive or radioactive material, substance, waste or other pollutant that is regulated by, or may give rise to, Liability pursuant to any Environmental Law, including any petroleum products or byproducts, asbestos, lead, polychlorinated biphenyls, per- and poly-fluoroakyl substances or radon.
“Holdco Class A Share” means an ordinary Class A share in the share capital of Holdco.
“Holdco Class B Share” means an ordinary Class B share in the share capital of Holdco.
“Holdco Expenses” means, as of any determination time, the aggregate amount of fees, expenses, commissions or other amounts incurred by or on behalf of, and that are due and payable by and not otherwise expressly allocated to Holdco pursuant to the terms of this Agreement, in connection with the negotiation, preparation or execution of this Agreement or any Ancillary Documents, the performance of its covenants or agreements in this Agreement or any Ancillary Document or the consummation of the transactions contemplated hereby or thereby, including (a) the fees and expenses of outside legal counsel, accountants, advisors, brokers, investment bankers, consultants, or other agents or service providers of Holdco and (b) any other fees, expenses, commissions or other amounts that are expressly allocated to Holdco pursuant to this Agreement or any Ancillary Document.
“Holdco Per Share Value” means $10.00.
“Holdco Shares” means, collectively, the Holdco Class A Shares and the Holdco Class B Shares.
“Holdco Warrants” means each warrant to purchase one Holdco Class A Share at a price of $11.50, subject to adjustment.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
“IFRS” means International Financial Reporting Standards as promulgated by the International Standards Accounting Board.
“Indebtedness” means, as of any time, without duplication, with respect to any Person, the outstanding principal amount of, accrued and unpaid interest on, fees and expenses arising under or in respect of (a) indebtedness for borrowed money, (b) other obligations evidenced by any note, bond, debenture or other debt security, (c) obligations for the deferred purchase price of property or assets, including “earn-outs” and “seller notes” (but excluding any trade payables arising in the ordinary course of business), (d) reimbursement and other obligations with respect to letters of credit, bank guarantees, bankers’ acceptances or other similar instruments, in each case, solely to the extent drawn, (e) leases required to be capitalized under GAAP or IFRS, as applicable, (f) derivative, hedging, swap, foreign exchange or similar arrangements, including swaps, caps, collars, hedges or similar arrangements, and (g) any of the obligations of any other Person of the type referred to in clauses (a) through (f) above directly or indirectly guaranteed by such Person or secured by any assets of such Person, whether or not such Indebtedness has been assumed by such Person.
“Intellectual Property Rights” means all intellectual property rights and related priority rights protected, created or arising under the Laws of the United States or any other jurisdiction or under any international convention, including all (a) patents and patent applications, industrial designs and design patent rights, including any continuations, divisionals, continuations-in-part and provisional applications and statutory invention registrations, and any patents issuing on any of the foregoing and any reissues, reexaminations, substitutes, supplementary protection certificates, extensions of any of the foregoing (collectively, “Patents”); (b) trademarks, service marks, trade names, service names, brand names, trade dress rights, logos, Internet domain names, corporate names and other source or business identifiers, together with the goodwill associated with any of the foregoing, and all applications, registrations, extensions and renewals of any of the foregoing (collectively, “Marks”); (c) copyrights and works of authorship, database and design rights, mask work rights and moral rights, whether or not registered or published, and all registrations, applications, renewals, extensions and reversions of any of any of the foregoing (collectively, “Copyrights”); (d) trade secrets and rights under applicable trade secret Law in the foregoing (“Trade Secrets”), know-how and confidential and proprietary information, including (whether patentable or not and whether or not reduced to practice) invention disclosures, inventions and formulae, ideas, research in progress, processes, process technology, methodologies, algorithms, technical information, pricing and cost information, data, databases, data collections, designs, schematics, blueprints, models, prototypes, strategies, techniques, source code, and source code documentation; (e) proprietary rights in or to Software; and (f) any other intellectual or proprietary rights protectable, arising under or associated with any of the foregoing, including those protected by any Law anywhere in the world.
“Intervening Event” means an event that materially and adversely affects the business, assets or operations of the Company and its Subsidiaries, taken as a whole, and that was not known and was not reasonably foreseeable to Qell as of the date hereof (or the consequences of which were not reasonably foreseeable to Qell as of the date hereof), and that becomes known to Qell after the date of this Agreement, but specifically excluding (and none of the following shall specifically be taken into account in determining whether or not such an event has occurred), in each case, (x) any event that relates to or is reasonably likely to give rise to or result in any offer, inquiry, proposal or indication of interest, written or oral relating to any business combination (other than the business combination effectuated by this Agreement), (y) general economic conditions, changes in capital markets or any declines or improvements in financial markets, including any such changes that disproportionately impact the trading of securities of one or more of the Company’s competitors (provided, for the avoidance of doubt, that any such changes that are brought about as a result of an event that otherwise constitutes an Intervening Event shall not, as a result of the foregoing, prevent such other event in and of itself constituting an Intervening Event), and (y) any event arising from, or related to epidemics, disease outbreaks or pandemics (other than, for the avoidance of doubt, arising from COVID-19).
“Investment Company Act” means the Investment Company Act of 1940, as amended.
“Investor Projections” means the presentations and projections set forth in the Data Room at: 1.1.2; 1.2.1.1; 1.2.1.2; 1.2.3.1; and 1.2.3.2 ; provided that, for the avoidance of doubt, the term “Investor Projections” shall not include any presentations or projections in respect of Taxes.
“JOBS Act” means the Jumpstart Our Business Startups Act of 2012.
“Law” means any federal, state, local, foreign, national or supranational statute, law (including common law), act, statute, ordinance, treaty, rule, code, regulation or other binding directive or guidance issued, promulgated or enforced by a Governmental Entity having jurisdiction over a given matter.
“Legacy ESOP” means the Employee Stock Option Program Conditions, subject to such amendments or addendums as may apply to a particular Legacy Option holder, of the Company existing at the date of this Agreement.
“Legacy ESOP Pool” means an aggregate of 8,529 Company Common Shares.
“Legacy ESOP Refresh Pool” means an aggregate of 883 Company Common Shares.
“Legacy ESOP Subscription Agreement” means the agreement between the Company and a Legacy Optionholder pursuant to which the Company allotted to the Legacy Optionholder one or more Legacy Options under the Legacy ESOP.
“Legacy Option” means an option to purchase a Company Common Share issued pursuant to the Legacy ESOP.
“Legacy Optionholder” means each person holding a Legacy Option as of immediately prior to the Company Share Exchange.
“Liability” or “liability” means any and all debts, liabilities and obligations, whether accrued or fixed, absolute or contingent, known or unknown, matured or unmatured or determined or determinable, including those arising under any Law (including any Environmental Law), Proceeding or Order and those arising under any Contract, agreement, arrangement, commitment or undertaking.
“Lien” means any mortgage, pledge, security interest, encumbrance, lien, charge, or other similar encumbrance or interest (including, in the case of any Equity Securities, any voting, transfer or similar restrictions).
“Management Incentive Success Awards” means the number of Holdco Class A Shares issued or issuable (including pursuant to a joint ownership plan or otherwise) pursuant to and granted in accordance with those certain management incentive success award agreements that exist by and between the Company and certain employees of the Company attached hereto for information purposes only as Exhibit H; provided, that, for the avoidance of doubt, Holdco will assume such obligations of the Company thereunder at the Closing; and provided, further that, notwithstanding the terms of such Management Incentive Success Awards, no amount of the Management Incentive Success Awards shall be paid in cash without the prior consent of Qell.
“Multiemployer Plan” has the meaning set forth in Section (3)37 or Section 4001(a)(3) of ERISA.
“Nasdaq” means the Nasdaq Capital Market.
“NSI Act” means the proposed UK National Security and Investment Act and related regulations to the extent they enter into force before the Closing.
“Off-the-Shelf Software” means any Software that is made generally and widely available to the public on a commercial basis and is licensed to the any of the Group Companies on a non-exclusive basis under standard terms and conditions for a one-time license fee of less than $100,000 per license, or an ongoing licensee fee of less than $20,000 per year.
“Order” means any outstanding writ, order, judgment, injunction, decision, determination, award, ruling, subpoena, verdict or decree entered, issued or rendered by any Governmental Entity.
“Other Qell Shareholder Approval” means the approval, at the Qell Shareholders Meeting where a quorum is present, in the case of each Transaction Proposal (other than the Business Combination Proposal and the Merger Proposal), by an ordinary resolution in accordance with Qell’s articles of association requiring the affirmative vote of at least a majority of the votes cast by the holders of the issued Qell Shares present in person or represented by proxy at the Qell Shareholders Meeting and entitled to vote on such matter.
“PCAOB” means the Public Company Accounting Oversight Board.
“Permits” means any approvals, authorizations, clearances, licenses, registrations, permits or certificates of a Governmental Entity.
“Permitted Liens” means (a) mechanic’s, materialmen’s, carriers’, repairers’ and other similar statutory Liens arising or incurred in the ordinary course of business for amounts that are not yet delinquent or are being contested in good faith by appropriate proceedings and for which sufficient reserves have been established in accordance with IFRS or GAAP, as applicable, (b) Liens for Taxes, assessments or other governmental charges not yet due and payable as of the Final Closing Date or which are being contested in good faith by appropriate proceedings and for which sufficient reserves have been established in accordance with IFRS or GAAP, as applicable, (c) encumbrances and restrictions on real property (including easements, covenants, conditions, rights of way and similar restrictions) that do not prohibit or materially interfere with any of the Group Companies’ use or occupancy of such real property, (d) zoning, building codes and other land use Laws regulating the use or occupancy of real property or the activities conducted thereon which are imposed by any Governmental Entity having jurisdiction over such real property and which are not violated by the use or occupancy of such real property or the operation of the businesses of the Group Company and do not prohibit or materially interfere with any of the Group Companies’ use or occupancy of such real property, (e) cash deposits or cash pledges to secure the payment of workers’ compensation, unemployment insurance, social security benefits or obligations arising under similar Laws, or to secure the performance of public or statutory obligations, surety or appeal bonds, and other obligations of a like nature, in each case in the ordinary course of business and which are not yet due and payable, (f) grants by any Group Company of non-exclusive rights in Intellectual Property Rights in the ordinary course of business consistent with past practice and (g) other Liens that do not materially and adversely affect the value, use or operation of the asset subject thereto.
“Person” means an individual, partnership, corporation, limited liability company, joint stock company, unincorporated organization or association, trust, joint venture, foundation or other similar entity, whether or not a legal entity.
“Personal Data” means any data or information relating to an identified or identifiable natural person.

“Plan of Merger” means the plan of merger to be entered into between Qell, Merger Sub and Holdco in respect of the merger of Qell and Merger Sub, the terms of which will be in accordance with this Agreement.
“Pre-Closing Qell Holders” means the holders of Qell Shares at any time prior to the Merger Effective Time, as applicable.
“Privacy Laws” means Laws in any jurisdiction relating to the Processing or protection of Personal Data, including the European Union General Data Protection Regulation 2016/679 (“GDPR”), the e-Privacy Directive (2002/58/EC) and including any predecessor, successor or implementing legislation of the foregoing, and any amendments or re-enactments of the foregoing, in each case as and to the extent applicable to the operation of the Business.
“Proceeding” means any lawsuit, litigation, action, audit, examination, claim, complaint, charge, proceeding, suit or arbitration (in each case, whether civil, criminal or administrative and whether public or private) pending by or before or otherwise involving any Governmental Entity.
“Process” (or “Processing” or “Processes”) means the collection, receipt, use, storage, processing, recording, storage, distribution, transfer, import, export, protection (including security measures), disposal or disclosure or other activity regarding data (whether electronically or in any other form or medium).
“Prospectus Regulation” means the Regulation (EU) 2017/1129 of the European Parliament and of the Council of June 14, 2017 on the prospectus to be published when securities are offered to the public or admitted to trading on a regulated market.
“Public Software” means any Software that contains, includes, incorporates or has instantiated therein, or is derived in any manner (in whole or in part) from, any Software that is subject to a license or other agreement commonly referred to as free software, open source software (e.g., Linux and any license defined as an open source license by the Open Source Initiative as set forth on www.opensource.org) or similar licensing or distribution models, under any terms or conditions that requires, as a condition of the use, modification or distribution of Software subject to such license or agreement, that such Software or other Software linked with, called by, combined or distributed with such software (a) be made available, disclosed, distributed, offered, licensed or delivered publicly in source code form; (b) be licensed under terms that allow the creation of derivative works, reverse engineering, reverse assembly, or disassembly of any kind, or (c) be redistributable at no, or a nominal, charge.
“Purchase Price” means $2,400,000,000.
“Qell Class A Shares” means Qell’s Class A ordinary shares.
“Qell Class B Shares” means Qell’s Class B ordinary shares.
“Qell Disclosure Schedules” means the disclosure schedules to this Agreement delivered to the Company by Qell on the date hereof.
“Qell Expenses” means, as of any determination time, the aggregate amount of fees, expenses, commissions or other amounts incurred by or on behalf of, and that are due and payable by and not otherwise expressly allocated to Qell pursuant to the terms of this Agreement, Qell in connection with the negotiation, preparation or execution of this Agreement or any Ancillary Documents, the performance of its covenants or agreements in this Agreement or any Ancillary Document or the consummation of the transactions contemplated hereby or thereby, including (a) the fees and expenses of outside legal counsel, accountants, advisors, brokers, investment bankers, consultants, or other agents or service providers of Qell and (b) any other fees, expenses, commissions or other amounts that are expressly allocated to Qell pursuant to this Agreement or any Ancillary Document.
“Qell Financial Statements” means all of the financial statements of Qell included in the Qell SEC Reports.
“Qell Fundamental Representations” means the representations and warranties set forth in Section 5.1 (Organization and Qualification), Section 5.2 (Authority), Section 5.3 (Consents and Requisite Government

Approvals; No Violations), Section 5.4 (Brokers), Section 5.6(a) (Capitalization of Qell), Section 4.1 (Organization and Qualification), Section 4.2 (Authority) and Section 4.3 (Capitalization of Holdco).
“Qell Material Adverse Effect” means any change, event, effect, occurrence or state of facts that, individually or in the aggregate with any other change, event, effect, occurrence or state of facts, has had or would reasonably be expected to have a material adverse effect on (a) the business, results of operations or financial condition of Qell or Holdco or (b) the ability of Qell, Merger Sub or Holdco to consummate the Merger provided, however, that, in the case of clause (a), none of the following shall be taken into account in determining whether a Qell Material Adverse Effect has occurred or is reasonably likely to occur: any adverse change, event, effect, occurrence or state of facts arising after the date hereof from or related to (i) general business or economic conditions in or affecting Germany, the United States, the Cayman Islands or the Netherlands, or changes therein, or the global economy generally, (ii) any national or international political or social conditions in Germany, the United States, the Cayman Islands, the Netherlands or any other country, including the engagement by Germany, the United States, the Cayman Islands, the Netherlands or any other country in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence in any place of any military or terrorist attack, sabotage or cyberterrorism or any escalation of the foregoing, (iii) changes in conditions of the financial, banking, capital or securities markets generally in Germany, the United States, the Cayman Islands, the Netherlands or any other country or region in the world, or changes therein, including changes in interest rates in Germany, the United States, Cayman Islands, the Netherlands or any other country and changes in exchange rates for the currencies of any countries, (iv) changes in any applicable Laws or IFRS or the interpretation thereof, (v) the execution or public announcement of this Agreement or the pendency or consummation of the transactions contemplated by this Agreement, including the impact thereof on the relationships, contractual or otherwise, of the Company with employees, customers, investors, contractors, lenders, suppliers, vendors, partners, licensors, licensees, payors or other third parties related thereto (provided that the exception in this clause (v) shall not apply to the representations and warranties set forth in Section 5.3 to the extent that its purpose is to address the consequences resulting from the public announcement or pendency or consummation of the transactions contemplated by this Agreement or the condition set forth in Section 7.3(a) to the extent it relates to such representations and warranties), or (vi) any hurricane, tornado, flood, earthquake, tsunami, natural disaster, mudslides, wild fires, epidemics, pandemics or quarantines (irrespective of its geographic reach), acts of God or other natural disasters or comparable events in Germany, the United States, the Cayman Islands, the Netherlands, or any other country or region in the world, or any escalation of the foregoing, including, for the avoidance of doubt, COVID-19 and any Law, directive, pronouncement, guideline or recommendation issued by a Governmental Entity, the Centers for Disease Control and Prevention, the World Health Organization or any industry group providing for business closures, changes to business operations, “sheltering-in-place” or other restrictions that relate to, or arise out of, an epidemic, pandemic or disease outbreak (including the COVID-19 pandemic).
“Qell Shareholder Approval” means, collectively, the Required Qell Shareholder Approval and the Other Qell Shareholder Approval.
“Qell Shareholder Redemption” means the right of the holders of Qell Class A Shares to redeem all or a portion of their Qell Class A Shares (in connection with the transactions contemplated by this Agreement or otherwise) as set forth in Governing Documents of Qell.
“Qell Shares” means, collectively, the Qell Class A Shares and the Qell Class B Shares.
“Qell Warrants” means each warrant to purchase one Qell Class A Share at a price of $11.50 per share, subject to adjustment in accordance with the Warrant Agreement.
“Real Property Leases” means all leases, sub-leases, licenses or other agreements, in each case, pursuant to which any Group Company leases or sub-leases any real property.
“Registered Intellectual Property” means all (a) issued Patents, pending Patent applications, registered Marks, pending applications for registration of Marks, registered Copyrights, and pending applications for registration of Copyrights, that are the subject of an application filed with, are issued by, or registered with, as applicable, the U.S. Patent and Trademark Office, the U.S. Copyright Office or any similar office or agency anywhere in the world and (b) Internet domain name registrations.

“Registration Statement / Proxy Statement” means a registration statement on Form F-4 relating to the transactions contemplated by this Agreement and the Ancillary Documents and containing a proxy statement of Qell.
“Relevant Qell Shares” means the Qell Shares issued and outstanding immediately prior to the Merger Effective Time and that are held by Pre-Closing Qell Holders who (i) do not redeem their Qell Class A Shares for cash pursuant to the Qell Shareholder Redemption or (ii) hold Qell Class B Shares; provided, that “Relevant Qell Shares” shall exclude any Qell Shares held by Qell as treasury shares.
“Representatives” means, with respect to any Person, such Person’s Affiliates and its and such Affiliates’ respective directors, officers, employees, members, owners, accountants, consultants, advisors, attorneys, agents and other representatives.
“Required Holdco Shareholder Approval” means the adoption of the following resolutions at the Holdco Shareholder Meeting (in each case, subject to the applicable terms and conditions set forth in this Agreement including the chronological and conditional order specified in Section 2.2):
(i)   to the extent required, the ratification of the execution of this Agreement;
(ii)   the issuance of Holdco Class A Shares to the holders of Merger Claims as part of the Merger, and to the extent required, the approval of the contribution in kind of such Merger Claims as payment for the Holdco Class A Shares so issued and the preclusion of pre-emptive rights for Holdco Class A Shares as part of such issuance;
(iii)   the ratification of the execution of the Warrant Assumption Agreement and the authorization of the assumption of Qell Warrants pursuant to the Warrant Assumption Agreement and issuance of the applicable amount of Holdco Shares pursuant to such Converted Warrants (and, to the extent required, the approval of this contribution in kind as payment for the warrants representing Holdco Class A Shares so issued and the preclusion of pre-emptive rights for Holdco Class A Shares as part of such issuance);
(iv)   the issuance of Holdco Shares pursuant to the PIPE Financing and the preclusion of pre-emptive rights for Holdco Shares as part of such issuance;
(v)   the Wiegand Board Appointment;
(vi)   the issuance of Holdco Shares pursuant to the Dutch Deed of Issue to the Company Shareholders as part of the Company Share Exchange and, to the extent required, the approval of the contribution in kind of Company Shares as payment for the Holdco Shares so issued and the preclusion of pre-emptive rights for Holdco Shares as part of such issuance;
(vii)   the Remaining Holdco Board Appointments;
(viii)   the issuance of Holdco Shares under the Legacy ESOP pursuant to Section 2.5 and Section 6.10 and the approval of the Holdco Equity Plans pursuant to Section 6.10; and
(ix)   the issuance of Holdco Shares pursuant to the contribution of the eVTOL Convertible Loan to Holdco (and, to the extent required, the approval of this contribution in kind as payment for the Holdco Class A Shares so issued and the preclusion of pre-emptive rights for Holdco Class A Shares as part of such issuance).
“Required Qell Shareholder Approval” means the approval, at the Qell Shareholders Meeting where a quorum is present, (a) in the case of the Business Combination Proposal, by an ordinary resolution in accordance with Qell’s articles of association requiring the affirmative vote of at least a majority of the votes cast by the holders of the issued Qell Shares present in person or represented by proxy at the Qell Shareholders Meeting and entitled to vote on such matter and (b) in the case of the Merger Proposal, by a special resolution in accordance with Qell’s articles of association requiring the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Qell Shares present in person or represented by proxy at the Qell Shareholders Meeting and entitled to vote on such matter.

“Restrictive Covenants” means the non-compete and non-solicit agreements entered into by each of the Founders in the form appended to this Agreement at Exhibit G.
“Sanctions and Export Control Laws” means any Law in any part of the world related to (a) import and export controls, including the U.S. Export Administration Regulations, the International Traffic in Arms Regulations, and any other equivalent or comparable export control laws and regulations of other countries, or (b) economic sanctions, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, the European Union, any European Union Member State, the United Nations, and Her Majesty’s Treasury of the United Kingdom.
“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, as amended.
“Schedules” means, collectively, the Company Disclosure Schedules and the Qell Disclosure Schedules.
“SEC” means the U.S. Securities and Exchange Commission.
“Securities Act” means the U.S. Securities Act of 1933, as amended.
“Securities Laws” means Federal Securities Laws and other applicable foreign and domestic securities or similar Laws.
“Software” shall mean any and all (a) computer programs, including any and all software implementations of algorithms, models and methodologies, whether in source code or object code; (b) databases and compilations, including any and all data and collections of data, whether machine readable or otherwise; (c) descriptions, flowcharts and other work product used to design, plan, organize and develop any of the foregoing, screens, user interfaces, report formats, firmware, development tools, templates, menus, buttons and icons; and (d) all documentation, including user manuals and other training documentation related to any of the foregoing.
“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership or other legal entity of which (a) if a corporation (including a German GmbH or a Dutch B.V. or Dutch N.V.), a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof, or (b) if a limited liability company, partnership, association or other business entity (other than a corporation), a majority of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more Subsidiaries of such Person or a combination thereof and for this purpose, a Person or Persons own a majority ownership interest in such a business entity (other than a corporation) if such Person or Persons shall be allocated a majority of such business entity’s gains or losses or shall be a, or control any, managing director or general partner of such business entity (other than a corporation). The term “Subsidiary” shall include all Subsidiaries of such Subsidiary.
“Tax” means any U.S. federal, state, local or non-United States income gross receipts, franchise, estimated, alternative minimum, sales, use, transfer, value added, obligation to repay input value added tax (Vorsteuerberichtungen), excise, stamp, customs, duties, ad valorem, real property, personal property (tangible and intangible), capital stock, social security, unemployment, payroll, wage, employment, severance, occupation, registration, environmental, communication, mortgage, profits, license, lease, service, goods and services, withholding, premium, unclaimed property, escheat, turnover, windfall profits or other taxes of any kind whatever (including but not limited to any taxes and auxiliary levies within the meaning of section 3 German Tax Act (Abgabenordnung) that are, in each case, in the nature of or similar to a tax), whether computed on a separate or combined, unitary or consolidated basis or in any other manner, owed as tax payer or as a secondary liability (Haftungsschuld), assessed, to be withheld or payable by law together with any interest, deficiencies, penalties, additions to tax, or additional amounts imposed by any Governmental Entity with respect thereto, whether disputed or not.
“Tax Authority” means any Governmental Entity responsible for the collection or administration of Taxes or Tax Returns.

“Tax Return” means returns, information returns, statements, declarations, claims for refund, schedules, attachments, and reports relating to Taxes required to be filed with any Governmental Entity (including any amendments thereto).
“Unallocated Legacy ESOP Pool” means the number of Company Common Shares equal to the Legacy ESOP Pool less the Allocated Legacy ESOP Pool.
“Unpaid Company Expenses” means the Company Expenses that are unpaid as of the Final Closing Date.
“Unpaid Holdco Expenses” means the Holdco Expenses that are unpaid as of the Final Closing Date.
“Unpaid Qell Expenses” means the Qell Expenses that are unpaid as of the Final Closing Date.
“WARN” means the Worker Adjustment Retraining and Notification Act of 1988, as well as analogous applicable foreign, state or local Laws.
“Warrant Agreement” means the Warrant Agreement, dated as of 29 September 2020, between Qell and the Trustee.
Section 1.2.   Certain Defined Terms.   Each of the following terms is defined in the Section set forth opposite such term:
Term	Section
Acquisition Proposal	Section 6.6(a)
Additional Qell SEC Reports	Section 5.7
Agreed Holdco Governing Documents	Section 6.17(a)
Agreement	Introduction
Audited Financial Statements	Section 6.13
Business Combination Proposal	Section 6.8
Cayman Islands Act	Recitals
Certificates	Section 2.6
Closing	Section 2.2
Closing Commencement Date	Section 2.2
Closing Press Release	Section 6.4(b)
Company	Introduction
Company Board	Recitals
Company Share Exchange	Section 2.1(f)
Converted Warrant	Section 2.4
Creator	Section 3.14(d)
D&O Persons	Section 6.16(a)
Dutch Deed of Issue	Section 2.1(f)(ii)
Embargoed Jurisdictions	Section 3.22
Exchange Fund	Section 2.6(a)
eVTOL Contribution	Section 2.1(f)(iii)
Final Closing Date	Section 2.2
Financial Statements	Section 3.4(a)
GDPR
German Transfer Deed	Section 2.1(e)
Holdco	Introduction
Holdco Board	Recitals

Term	Section
Holdco Board Agreements	Section 6.18(b)
Holdco D&O Tail Policy	Section 6.16(c)
Holdco Equity Plan	Section 6.10
Holdco Reorganization	Recitals
Holdco Shareholder Meeting	Section 2.1(b)
Intended Tax Treatment	Recitals
Intervening Event Notice	Section 6.8(b)
Intervening Event Notice Period	Section 6.8(b)
Investors	Recitals
IP Contract	Section 3.14(c)
IPO	Section 9.18
Leased Real Property	Section 3.19(b)
Letter of Transmittal	Section 2.6(b)
Liquidating Distribution and Assumption	Section 2.1(d)
Material Contracts	Section 3.7(a)
Material Permits	Section 3.6
Merger	Recitals
Merger Claim	Section 2.1(c)(iv)
Merger Documents	Section 2.1(c)(ii)
Merger Effective Time	Section 2.1(c)(ii)
Merger Sub	Introduction
Merger Proposal	Section 6.8(a)
Modification in Recommendation	Section 6.8(b)
Parties	Introduction
PIPE Financing	Recitals
Privacy and Data Security Policies	Section 3.21(a)
Prospectus	Section 9.18
Public Shareholders	Section 9.18
Qell	Introduction
Qell Acquisition Proposal	Section 6.6(b)
Qell Board	Recitals
Qell Related Parties	Section 5.9
Qell Related Party Transactions	Section 5.9
Qell SEC Reports	Section 5.7
Qell Shareholders Meeting	Section 6.8
Registration Rights Agreement	Recitals
Related Parties	Section 3.19(d)
Related Party Transactions	Section 3.19(d)
Related Proceeding	Section 9.16
Remaining Holdco Board Appointments	Section 6.17
Required Company Shareholder	Recitals
Required Holdco Shareholder Approval	Section 2.1(b)
Rollover Legacy Option	Section 2.5

Term	Section
Signing Filing	Section 6.4(b)
Signing Press Release	Section 6.4(b)
Sponsor	Recitals
Sponsor Letter Agreement	Recitals
Subscription Agreements	Recitals
Subsidies	Section 3.28
Support Agreement	Recitals
Surviving Company	Section 2.1(c)(i)
Termination Date	Section 8.1(d)
Transaction Litigation	Section 6.19
Transaction Proposals	Section 6.8
Transactions	Recitals
Trust Account	Section 9.18
Trust Account Released Claims	Section 9.18
Trust Agreement	Section 5.8
Trustee	Section 5.8
Wiegand Board Appointment	Section 2.1(e)
ARTICLE 2
BUSINESS COMBINATION
Section 2.1.   Transactions.
(a)   Holdco Reorganization.   After the execution of this Agreement and prior to the Merger Effective Time, Holdco shall effectuate the Holdco Reorganization whereby Holdco shall (i) change its legal form from a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) to a public limited liability company (naamloze vennootschap) and (ii) amend and restate its Governing Documents substantially in the form set forth on Exhibit B, and, as so amended and restated, shall be the Governing Documents of Holdco until thereafter amended in accordance with the terms thereof and applicable Law.
(b)   Required Holdco Shareholder Approval.   After the execution of this Agreement and at any time prior to the Merger Effective Time, Holdco shall duly convene and hold, an extraordinary general meeting of Holdco in accordance with the Governing Documents of Holdco (the “Holdco Shareholder Meeting”), at which Holdco Shareholder Meeting, the Required Holdco Shareholder Approval shall be obtained.
(c)   Merger.
(i)   At the Merger Effective Time, which shall be after the Holdco Reorganization and the Required Holdco Shareholder Approval, and on the terms and subject to the conditions set forth in this Agreement and in accordance with the Cayman Islands Acts, Qell shall merge with and into Merger Sub. Following the Merger Effective Time, the separate existence of Qell shall cease and Merger Sub shall continue as the surviving entity of the Merger (the “Surviving Company”) and shall succeed to and assume all the rights and obligations of Qell in accordance with the Cayman Islands Acts.
(ii)   On the Closing Commencement Date, Qell and Merger Sub shall cause a plan of merger, in a form reasonably satisfactory to Qell, Merger Sub and Holdco (with such modifications, amendments or supplements thereto as may be required to comply with the Cayman Islands Acts) (the “Plan of Merger”), along with all other documentation and declarations required under the Cayman Islands Acts in connection with such merger, to be duly executed and properly filed with the Cayman Islands Registrar of Companies, in accordance with the relevant provisions of the Cayman Islands Acts (together, the “Merger Documents”). The Merger shall become effective on such date and time as is agreed by Qell and the Merger Sub and specified in the Merger Documents in accordance with the Cayman Islands Acts (the time the Merger becomes effective being referred to herein as the “Merger Effective Time”).
(iii)   The Merger shall have the effects as provided in this Agreement, in the Merger Documents and in the applicable provisions of the Cayman Islands Acts. Without limiting the generality of the foregoing, and subject thereto, at the Merger Effective Time, all of the assets, properties, rights, privileges, immunities, powers and franchises of Qell shall vest in the Surviving Company and all debts, liabilities, obligations and duties of Qell shall become the debts, liabilities, obligations and duties of the Surviving Company.
(iv)   At the Merger Effective Time, by virtue of the Merger and without any further action on the part of any Party or any other Person:
(1)   each Relevant Qell Share issued and outstanding immediately prior to the Merger Effective Time shall be automatically canceled and extinguished in exchange for the right to receive the Merger Consideration, which Merger Consideration will be settled as follows: (A) each holder of Relevant Qell Shares will be entitled to a claim for a corresponding Equity Security in the Merger Sub that is held in the accounts of the Exchange Agent, solely for the benefit of the holders of Relevant Qell Shares (each, a “Merger Claim” and together, the “Merger Claims”); and (B) the Merger Claims will be contributed to Holdco by the Exchange Agent for and on behalf of the holders of Relevant Qell Shares in exchange for the issuance of a corresponding number of Holdco Class A Shares (resulting, for the avoidance of doubt, so far as legally possible (subject always to Section 2.6(f)), in each Relevant Qell Share being exchanged for a Holdco Class A Share, and in fulfillment of each such holder’s respective obligations to pay up such Holdco Class A Shares (together the “Merger Consideration”); and
(2)   each Qell Share held immediately prior to the Merger Effective Time by Qell as treasury shares shall be canceled and extinguished, and no consideration shall be paid with respect thereto.
(v)   Immediately after the Merger Effective Time, (x) the Governing Documents of Merger Sub shall become the Governing Documents of the Surviving Company, in each case, until thereafter changed or amended as provided therein or by applicable Law and (y) the Managing Member (as defined in the Governing Documents of Merger Sub) of Merger Sub immediately prior to the Merger Effective Time shall be the Managing Member of the Surviving Company.
(vi)   From and after the Merger Effective Time, the holder(s) of certificates, if any, evidencing ownership of Qell Shares or Qell Shares held in book-entry form issued and outstanding immediately prior to the Merger Effective Time shall cease to have any rights with respect to such shares except as otherwise provided for herein or under applicable Law.
(vii)   If after the date hereof and prior to the Merger Effective Time, Qell pays a stock dividend in, splits, combines into a smaller number of shares, or issues by reclassification any Qell Shares, then the consideration payable in respect of such Qell Share in accordance with Section 2.1(c)(iv) will be appropriately adjusted to provide to the holders of the Qell Shares the same economic effect as contemplated by this Agreement prior to such action, and as so adjusted will, from and after the date of such event, any consideration payable pursuant to Section 2.1(c)(iv).
(viii)   Notwithstanding anything herein to the contrary, any Qell Share redeemed in the Qell Shareholder Redemption shall be canceled and converted into the right to receive the consideration offered in the Qell Shareholder Redemption and shall not be entitled to receive any consideration pursuant to Section 2.1(c)(iv).
(d)   Liquidation Commencement.   Immediately after the Merger Effective Time and always at least one Business Day prior to the Wiegand Board Appointment, (i) the Surviving Company shall, and Holdco shall cause the Surviving Company to, commence winding-up on a voluntary basis under the Cayman LLC Act; (ii) the Surviving Company shall, and Holdco shall cause the Surviving Company to, effect a liquidating distribution of all of its tangible and intangible assets (including cash) to Holdco; and (iii) Holdco shall assume any and all liabilities of the Surviving Company (the “Liquidating Distribution and Assumption”).

(e)   Wiegand Board Appointment. No earlier than the Business Day after the consummation of the Liquidating Distribution and Assumption (including, for the avoidance of doubt, beneficial receipt by Holdco of the cash payment from such Liquidating Distribution and Assumption), Holdco shall appoint Mr Daniel Wiegand as executive director to the Holdco Board (as chief executive officer), with such appointment taking immediate effect (the “Wiegand Board Appointment”), and the Holdco Board shall execute the Holdco Board Agreements.
(f)   Company Share Exchange.
(i)   After the Wiegand Board Appointment and the execution of the Holdco Board Agreements, and upon the terms and subject to the conditions set forth in the exchange agreement entered into among the Company and each Company Shareholder, and otherwise in accordance with Dutch Law and the Laws of Germany, each holder of Company Shares shall contribute each Company Share held by it and Holdco shall accept such contribution and in exchange issue to such holder such number of Holdco Class A Shares that is equal to the Applicable Exchange Consideration Per Share with respect to such Company Share provided that in exchange for any Company Share contributed to Holdco by Daniel Wiegand or any of his Affiliates in the Company Share Exchange, Holdco shall issue with respect to each Company Share contributed by such Company Shareholder such number of Holdco Class B Shares that is equal to the Applicable Exchange Consideration Per Share with respect to such Company Share (such transactions together being the “Company Share Exchange”).
(ii)   In connection with the Company Share Exchange, (i) the Company shall procure that each Company Shareholder will enter with Holdco (as approved in the Required Holdco Shareholder Approval) into a private “deed of issue” of shares in Holdco governed by Dutch Law in a form and substance reasonably satisfactory to Qell (the “Dutch Deed of Issue”) under which Holdco will issue to each such Company Shareholder such Holdco Shares in connection with the portion of the consideration to which he, she or it is entitled pursuant to Section 2.1(f)(i), and (ii) concurrently with the execution of the Dutch Deed of Issue, the Company and each Company Shareholder (or the Company on behalf and as representative of each Company Shareholder pursuant to a power of attorney) will enter with Holdco into a notarized “transfer deed” governed by German law and notarized by a German civil-law notary, in a form and substance reasonably satisfactory to Qell (the “German Transfer Deed”), under which each such Company Shareholder’s Company Shares will be assigned and transferred to Holdco in fulfilment of such Company Shareholder’s respective obligations under the Dutch Deed of Issue to pay up the respective Holdco Shares issued to such Company Shareholder under the Dutch Deed of Issue by payment in kind by way of contribution of the Company Shares.
(iii)   eVTOL Convertible Loan.   Immediately after the Company Share Exchange, Holdco will enter, and the Company shall procure that Stichting eVTOL Investment will enter with Holdco (as approved in the Required Shareholder Approval), into a private deed of issue of shares in Holdco governed by Dutch law in a form reasonably satisfactory to Qell under which Holdco will issue to Stichting eVTOL Investment such Holdco Shares to which Stichting eVTOL Investment would otherwise had been entitled to had the eVTOL Convertible Loan been exercised into Company Shares immediately prior to, and Stichting eVTOL Investment had thereafter participated in, the Company Share Exchange in accordance with Section 2.1(f)(i), by payment in kind by way of assignment by Stichting eVTOL Investment to Holdco (with approval of the Company) of, and subsequent contribution to Holdco of, the eVTOL Convertible Loan (the “eVTOL Contribution”).
Section 2.2.   Closing.   The closing of the Transactions (the “Closing”) shall commence at 09:00 a.m., Cayman Islands time, as promptly as practicable, but in no event later than the third (3rd) Business Day, following the satisfaction (or, to the extent permitted by applicable Law, waiver) of the conditions set forth in Article 7 (other than those conditions that by their nature are to be satisfied at the Closing, but subject to satisfaction or waiver of such conditions) (the “Closing Commencement Date”) at the offices of Ropes & Gray LLP, 1211 Avenue of the Americas, New York, New York 10036 or at such other place, date and/or time as Qell and the Company may agree in writing (including email, and which, for the avoidance of doubt, may include agreement to host a “virtual” closing). For the avoidance of doubt, after the Holdco Reorganization and the Required Holdco Shareholder Approval is obtained, the various Transactions shall take legal effect under applicable laws in the following chronological and conditional order:
(a)   First, the Merger shall be consummated (by means of the execution and filing of the Merger Documents) in accordance with Section 2.1(c);
(b)   Second, immediately after the consummation of the Merger, the Liquidating Distribution and Assumption shall be consummated in accordance with Section 2.1(d);
(c)   Third, the PIPE Financing shall be consummated in accordance with the terms and conditions set forth in the Subscription Agreements;
(d)   Fourth, at least one Business Day after the consummation of the Liquidating Distribution and Assumption (the “Final Closing Date”), the Wiegand Board Appointment shall be completed in accordance with Section 2.1(e);
(e)   Fifth, immediately after the Wiegand Board Appointment, the Holdco Board Agreements shall be executed in accordance with Section 6.18(b);
(f)   Sixth, the Company Share Exchange shall be consummated in accordance with Section 2.1(f);
(g)   Seventh, the eVTOL Contribution shall be consummated in accordance with Section 2.1(f)(iii); and
(h)   Eighth, the Remaining Holdco Board Appointments shall be effected in accordance with Section 6.17; and
(i)   Ninth, having previously satisfied all initial listing requirements, the Holdco Shares shall (subject to any restrictions set forth in this Agreement or any Ancillary Documents) become available for listing on NASDAQ in accordance with Section 6.11.
Section 2.3.   Withholding.   Holdco and any other applicable withholding agent shall be entitled to deduct and withhold (or cause to be deducted and withheld) from any consideration payable pursuant to this Agreement such amounts as are required to be deducted and withheld under applicable Tax Law. To the extent that amounts are so withheld and timely remitted to the applicable Governmental Entity, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made. Other than with respect to any payment subject to compensatory withholding, prior to deducting and withholding any amounts pursuant to this Section 2.3, Holdco shall use reasonable efforts to notify the payee a reasonable time in advance of any amounts that Holdco or any other applicable withholding agent intends to withhold from any payments hereunder, as well as for the basis pursuant to which Holdco or such other applicable withholding agent intends to withhold under applicable Tax Law. The Parties shall cooperate in good faith to eliminate or reduce any such deduction or withholding (including through the request and provision of any statements, forms or other documents to reduce or eliminate any such deduction or withholding).
Section 2.4.   Qell Warrants.   As a result of the Merger and without any action of any Party or any other Person (but without limiting the obligations of Holdco pursuant to the last sentence of this Section 2.4), each Qell Warrant that is outstanding immediately prior to the Merger Effective Time shall automatically cease to represent a right to acquire Qell Class A Shares and shall automatically represent, immediately following the Merger Effective Time, a right to acquire Holdco Class A Shares (a “Converted Warrant”) on the same contractual terms and conditions as were in effect immediately prior to the Merger Effective Time under the terms of the Warrant Agreement; provided, that each Converted Warrant: (a) shall represent the right to acquire the number of Holdco Class A Shares equal to the number of Qell Class A Shares subject to each such Qell Warrant immediately prior to the Merger Effective Time; (b) shall have an exercise price of $11.50 per whole warrant required to purchase one Holdco Class A Share; and (c) shall expire on the five (5) year anniversary of the Final Closing Date. Holdco shall enter into a warrant assumption agreement as of immediately prior the Merger Effective Time, such assumption agreement to be substantially in the form attached hereto as Exhibit C to this Agreement. Upon exercise, the Converted Warrants will be contributed to Holdco by the Exchange Agent as contribution in kind for and on behalf of the holders of the Converted Warrants in exchange for the issuance of a corresponding number of Holdco Class A Shares pursuant to this Section 2.4.

Section 2.5.   Legacy Options.
(a)   Prior to the Company Share Exchange, the Company will use commercially reasonable efforts to amend the Legacy ESOP in respect of each Legacy Optionholder effective as of the Company Share Exchange as follows: (1) no further Legacy Options will be issued under the Legacy ESOP on or after the Merger Effective Time; (2) existing Legacy Option awards will remain outstanding and, to the extent unvested, shall continue to vest in accordance with the applicable Legacy ESOP Subscription Agreement; (3) except as otherwise set forth in this Agreement, settlement of any award upon exercise of Legacy Options shall be made in Holdco Class A Shares; and (4) vested Legacy Options shall become exercisable on a quarterly basis, as determined by the EIP Administrator, commencing in the first quarter following the expiration of any lock up period applicable to Company Shareholders contained in any contractual agreement executed in connection with the Transactions. The Company shall use commercially reasonably efforts to obtain the approval of such amendments by each Legacy Optionholder to the extent required by law and the terms of the Legacy ESOP and/or Legacy ESOP Subscription Agreement, provided that if the approval of any Legacy Optionholder is not obtained, the Legacy Options held by such holder shall remain subject to the terms of the Legacy ESOP and Legacy ESOP Subscription Agreement and the governing documents of the Company as amended from time to time. Upon approval of the foregoing amendments, the number of Holdco Class A Shares that are deliverable upon exercise of a Legacy Option shall be equal to (A) the number of Company Common Shares subject to such Legacy Option immediately prior to the Merger Effective Time, multiplied by (B) the Company Common Share Value (each, a “Rollover Legacy Option”) at an exercise price per Holdco Class A Share equal to (X) the exercise price per Company Common Share of such Legacy Option immediately prior to the Effective Time, divided by (Y) the Company Common Share Value. Each Rollover Legacy Option shall be subject to the same terms and conditions (including applicable vesting, expiration and forfeiture provisions) that applied to the Legacy Option immediately prior to the Company Share Exchange, as amended pursuant to this Section 2.5(a). In the case of any Legacy Optionholders who are US tax payers, such conversion shall occur in a manner intended to comply with the requirements of Section 409A of the Code.
(b)   Prior to the Closing, the Parties shall cooperate in good faith in order to finalise and agree any necessary amendment to the Company Governing Documents and the Legacy ESOP terms and conditions, and shall take all such other reasonably necessary or reasonably appropriate actions to cause Holdco Class A Shares to be delivered upon exercise of Rollover Legacy Options, or otherwise to give effect to the provisions of this Section 2.5. As soon as possible following execution (and in any event within fifteen (15) Business Days) of this Agreement, the Company shall provide to Qell and Holdco draft copies of the amended Governing Documents of the Company (to be adopted on Closing) and the amended Legacy ESOP terms and conditions, and shall grant Qell and Holdco a meaningful opportunity to provide comments on such drafts, which comments will be adopted in good faith.
Section 2.6.   Exchange of Certificates.
(a)   Exchange Agent.   On the Closing Commencement Date (and after the Merger Effective Time), Holdco shall deposit with the Exchange Agent, for the benefit of the holders of the Merger Claims, the number of Holdco Shares (in uncertificated form or book-entry form) sufficient to deliver the applicable Holdco Shares to be issued to the holders of the Merger Claims pursuant to a private Dutch deed of issue entered into between Holdco and the Exchange Agent and this Agreement. In addition, Holdco shall deposit, or cause to be deposited, with the Exchange Agent, as necessary from time to time after the Merger Effective Time, cash in lieu of any fractional shares payable pursuant in the Merger (all such Holdco Shares and cash, collectively, the “Exchange Fund”). Holdco shall cause the Exchange Agent pursuant to irrevocable instructions, to deliver that portion of the Merger Consideration consisting of Holdco Shares out of the Exchange Fund in accordance with this Agreement. Except as contemplated by this Section 2.6 hereof, the Exchange Fund shall not be used for any other purpose.
(b)   Exchange Procedures.   As promptly as practicable after the Merger Effective Time, Holdco shall use its reasonable best efforts to cause the Exchange Agent to mail to each holder of record of Qell Shares entitled to receive Holdco Shares in accordance with Section 2.1(c) pursuant to the contribution of its Merger Claim (as set forth in Section 2.1(c)(iv)), a letter of transmittal, which shall be in a form reasonably acceptable to Qell and the Company (the “Letter of Transmittal”). Within five (5) Business Days of the surrender to the Exchange Agent of all certificates evidencing ownership of Qell Shares (“Certificates”) held by such holder for cancellation, together with a Letter of Transmittal, duly completed and validly executed in accordance with the instructions thereto and such other documents as may be required pursuant to such instructions, the holder of such Certificates shall be entitled to receive in exchange therefor, and Holdco shall cause the Exchange Agent to deliver (i) the applicable number of Holdco Shares and (ii) an amount in immediately available funds equal to any cash in lieu of fractional shares, and the Certificates so surrendered shall forthwith be cancelled. No interest will be paid or accrued on any amount payable upon due surrender of the Certificates. Until surrendered as contemplated by this Section 2.6, each Certificate entitled to receive any Holdco Shares in accordance with Section 2.1(c)(iv) shall be deemed at all times after the Merger Effective Time, as the case may be, to represent only the right to receive upon such surrender the applicable number of Holdco Shares that such holder is entitled to receive in accordance with the provisions of Section 2.1(c)(iv).
(c)   Distributions with Respect to Unexchanged Qell Shares.   No dividends or other distributions declared or made after the Merger Effective Time with respect to the Holdco Shares with a record date after the Merger Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the Qell Shares represented thereby until the holder of such Certificate shall surrender such Certificate in accordance with this Section 2.6.Subject to the effect of escheat, tax or other applicable Laws, following surrender of any such Certificate, Holdco shall pay or cause to be paid to the holder of the certificates representing shares of Qell Shares, without interest, (i) promptly, but in any event within five (5) Business Days of such surrender, the amount of dividends or other distributions with a record date after the Merger Effective Time and theretofore paid with respect to the Holdco Shares to which a holder of Qell Shares would be entitled pursuant to Section 2.1(c)(iv), and (ii) at the appropriate payment date, the amount of dividends or other distributions, with a record date after the Merger Effective Time but prior to surrender and a payment date occurring after surrender, payable with respect to the Holdco Shares to which a holder of Qell Shares would be entitled pursuant to Section 2.1(c)(iv).
(d)   Termination of Exchange Fund.   Any portion of the Exchange Fund that remains undistributed for one (1) year after the Merger Effective Time shall be delivered to Holdco, and any holders of Qell Shares who have not theretofore complied with this Section 2.6 shall thereafter look only to Holdco for the applicable consideration for the Merger. Any portion of the Exchange Fund remaining unclaimed by holders of Qell Shares, as may be applicable, as of a date which is immediately prior to such time as such amounts would otherwise escheat to or become property of any government entity shall, to the extent permitted by applicable Law, become the property of Holdco free and clear of any claims or interest of any person previously entitled thereto.
(e)   No Liability.   None of the Exchange Agent, Qell, Holdco, the Surviving Company or any of their respective Affiliates shall be liable to any holder of Qell Shares (or dividends or distributions with respect thereto) or cash delivered to a public official pursuant to any abandoned property, escheat or similar Law in accordance with this Section 2.6.
(f)   Fractional Shares.   Notwithstanding any other provision of this Agreement, no fractional shares of Holdco Shares will be issued, and any holder of Qell Shares entitled to receive a fractional share of Holdco Shares but for this Section 2.6(f) shall be entitled to receive a cash payment in lieu thereof, which payment shall be calculated by the Exchange Agent and shall represent such holder’s proportionate interest in a share of Holdco Share based on the Average Qell Share Price.
(g)   Post Certificates.   If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed, the Exchange Agent will deliver in exchange for such lost, stolen or destroyed Certificate, the applicable consideration under Section 2.1(c)(iv), as the case may be, that such holder is otherwise entitled to receive pursuant to, and in accordance with, the provisions of Section 2.6.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES RELATING TO THE COMPANY
Subject to Section 9.8, except as set forth in the Company Disclosure Schedules, the Company hereby represents and warrants to Qell, in each case, as of the date hereof and as of the Closing Commencement Date, as follows:
Section 3.1.   Organization and Qualification.
(a)   Each Group Company is a corporation, limited liability company or other applicable business entity duly organized or formed, as applicable, validly existing and in good standing (or the equivalent thereof, if applicable, in each case, with respect to the jurisdictions that recognize the concept of good standing or any equivalent thereof) under the Laws of its jurisdiction of formation or organization (as applicable). Section 3.1(a) of the Company Disclosure Schedules sets forth the legal form, jurisdiction of formation or organization (as applicable) registered seat, registration details, business address and share capital for each Group Company. Each Group Company has the requisite corporate, limited liability company or other applicable business entity power and authority to own, lease and operate its properties and to carry on its Businesses. There are no pending applications for registration (and no resolutions or other actions requiring such registration) in the commercial register or with any other competent authority in respect of any Group Company that have not yet been registered.
(b)   True and complete copies of the Governing Documents of each Group Company and the Company Shareholders Agreement have been made available to Qell, in each case, as amended and in effect as of the date hereof. The Governing Documents of each Group Company and the Company Shareholders Agreement are in full force and effect, and no Group Company is in material breach or violation of any provision set forth in their respective Governing Documents or the Company Shareholders Agreement. The Company Shareholders Agreement and all rights, claims and Liabilities thereunder will terminate upon consummation of the Company Share Exchange.
(c)   Each Group Company is duly qualified or licensed to transact business and is in good standing (or the equivalent thereof, if applicable, in each case, with respect to the jurisdictions that recognize the concept of good standing or any equivalent thereof) in each jurisdiction in which the property and assets owned, leased or operated by it, or the nature of the business conducted by it, makes such qualification or licensing necessary, except where the failure to be so qualified or licensed and in good standing would not have a Company Material Adverse Effect. At no time have events occurred with respect to any of the German Group Companies that would qualify as a so-called new economic formation (wirtschaftliche Neugründung) that has not been duly and timely notified to the competent commercial register.
Section 3.2.   Capitalization of the Group Companies.
(a)   Section 3.2(a) of the Company Disclosure Schedule sets forth, as of the date hereof, as of immediately prior to the Closing, a true and complete statement of (i) the number and class or series (as applicable) of all of the Equity Securities of each Group Company issued and outstanding and (ii) the identity of the Persons that are the legal owners thereof. All of the Equity Securities of each Group Company have been duly authorized and validly issued and, where applicable, are fully paid and non-assessable. The Equity Securities of each Group Company (A) were not issued in violation of the Governing Documents of such Group Company or the Company Shareholders Agreement (if applicable) or any other Contract to which any Group Company is party or bound, (B) were not issued in violation of any preemptive rights, call option, right of first refusal or first offer, subscription rights, transfer restrictions or similar rights of any Person, (C) have been offered, sold and issued in compliance with applicable Law, including Securities Laws and (D) are free and clear of all Liens (other than Liens that would not delay, impair or prohibit the ability of any such Equity Securities participating in the Company Share Exchange). Except for the ESOP, no Group Company has any outstanding (x) equity appreciation, phantom equity or profit participation rights or (y) options, restricted stock, phantom stock, warrants, purchase rights, subscription rights, conversion rights, exchange rights, calls, puts, rights of first refusal or first offer or other Contracts that could require the applicable Group Company to issue, sell or otherwise cause to become outstanding or to acquire, repurchase or redeem any Equity Securities or securities convertible into or exchangeable for Equity Securities of such Group Company. There are no voting trusts, proxies or other Contracts with respect to the voting or transfer of a Group Company’s Equity Securities.

(b)   Other than set forth in Section 3.2(b) of the Company Disclosure Schedule, none of the Group Companies owns or holds (of record, beneficially, legally or otherwise), directly or indirectly, any Equity Securities in any other Person or the right to acquire any such Equity Security, and none of the Group Companies are a partner or member of any partnership, limited liability company or joint venture.
(c)   Section 3.2(c) of the Company Disclosure Schedules sets forth each item of Indebtedness of the Group Companies that is in excess of $1,000,000 as of the date hereof, including the principal amount of such Indebtedness, the outstanding balance as of the date of this Agreement, and the debtor and the creditor thereof.
Section 3.3.   Authority.   The Company has the requisite corporate, limited liability company or other similar power and authority to execute and deliver this Agreement and each Ancillary Document to which it is party, to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement, the Ancillary Documents to which the Company is or will be a party and the consummation of the transactions contemplated hereby and thereby have been (or, in the case of any Ancillary Document entered into after the date of this Agreement, will be upon execution thereof) duly authorized by all necessary corporate (or other similar) action on the part of the Company. This Agreement and each Ancillary Document to which the Company is or will be a party has been or will be upon execution thereof, as applicable, duly and validly executed and delivered by the Company and constitutes or will constitute, upon execution and delivery thereof, as applicable, (assuming that this Agreement and the Ancillary Documents to which the Company is or will be a party are or will be upon execution thereof, as applicable, duly authorized, executed and delivered by the other Persons party thereto), enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity). For the purposes of this Section 3.3 only, the defined term “Ancillary Documents” will be deemed to include the Support Agreement.
Section 3.4.   Financial Statements; Undisclosed Liabilities.
(a)   The Company has made available to Qell a true and complete copy of (i) the unaudited (as applicable) statutory individual financial statements (Jahresabschluss) of Lilium Schweiz GmbH for the fiscal year 2019 (comprising a balance sheet as of December 31, 2019 and the related statements of income for the year then ended), (ii) the audited statutory individual financial statements (Jahresabschluss) of Lilium GmbH and Lilium Aviation UK Ltd. for the fiscal year 2019 (comprising a balance sheet as of December 31, 2019 and the related statements of income for the year then ended) and (iii) the unaudited consolidated profits and loss statements, cash flow statements and balance sheets for the Company and Lilium eAircraft GmbH, a German limited liability company for the nine-month period ending on September 30, 2020 (collectively, the “Financial Statements”), each of which are attached as Section 3.4(a) of the Company Disclosure Schedules. Each of the Financial Statements (including the notes thereto) was prepared in accordance with the applicable local generally accepted accounting principles applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto). Except as set forth in Section 3.4.(a) of the Company Disclosure Schedules those Financial Statements identified in (x) Section 3.4(a)(i) and 3.4(a)(iii) fairly present, in all material respects, and (y) Section 3.4(a)(ii) give a true and fair view of, in each case, the financial position and results of operations of the applicable Group Company, as at the date thereof and for the period indicated therein, except as otherwise specifically noted therein. Except as set forth on Section 3.4(a) of the Company Disclosure Schedules, at the time of the preparation of the respective Financial Statements, all identifiable risks, reductions in value and losses have been reflected therein with sufficient write-offs (Abschreibungen), value adjustments (Wertberichtigungen) and provisions (Rückstellungen).
(b)   Except (i) as set forth or expressly provided for in the Financial Statements, (ii) for Liabilities incurred in the ordinary course of business since September 30, 2020 (none of which is a Liability for breach of contract, breach of warranty, tort, infringement or violation of Law), (iii) for Liabilities incurred in connection with the negotiation, preparation or execution of this Agreement or any Ancillary Documents, the performance of their respective covenants or agreements in this Agreement or any Ancillary Document or the consummation of the transactions contemplated hereby or thereby and (iv) for Liabilities that are not and would not reasonably be expected to be, individually or in the aggregate, material to the Group Companies, taken as a whole, no Group Company has any Liabilities.

(c)   The Group Companies have established and maintained a system of internal controls. Such internal controls are sufficient to provide reasonable assurance (i) that transactions, receipts and expenditures of the Group Companies are being executed and made only in accordance with appropriate authorizations of management of the Group Companies, (ii) that transactions are recorded as necessary to permit preparation of financial statements in conformity with applicable local generally accepted accounting principles.
Section 3.5.   Consents and Requisite Governmental Approvals; No Violations.
(a)   No consent, approval or authorization of, or designation, declaration or filing with, any Governmental Entity is required on the part of the Company (or any Group Company) with respect to the Company’s execution, delivery or performance of its obligations under this Agreement or the Ancillary Documents to which the Company is or will be party or the consummation of the transactions contemplated hereby or by the Ancillary Documents, except for (i) any filings with or approvals or clearances from any Governmental Entities, including approval from the German Federal Ministry for Economic Affairs and Energy, that the Parties determine (acting reasonably) are required and advisable to consummate the transactions contemplated hereby, (ii) the filing with the SEC of (A) the Registration Statement / Proxy Statement and the declaration of the effectiveness thereof by the SEC and (B) such reports under Section 13(a) or 15(d) of the Exchange Act as may be required in connection with this Agreement, the Ancillary Documents or the transactions contemplated hereby or thereby, (iii) such filings with and approvals of Nasdaq to permit Holdco Shares to be issued in accordance with this Agreement to be listed on Nasdaq, (iv) filing of the Merger Documents under the applicable Law of the Cayman Islands, (v) the Required Holdco Shareholder Approval or (vi) any consents, approvals, authorizations, designations, declarations, waivers or filings, the absence of which would not have a Company Material Adverse Effect.
(b)   Neither the execution, delivery or performance by the Company of this Agreement nor the Ancillary Documents to which the Company is or will be a party nor the consummation of the transactions contemplated hereby and thereby will, directly or indirectly (with or without due notice or lapse of time or both) (i) result in any breach of any provision of the Governing Documents of the Company or any other Group Company, (ii) result in a violation or breach of, or constitute a default or give rise to any right of termination, Consent, cancellation, amendment, modification, suspension, revocation or acceleration under, any of the terms, conditions or provisions of (A) any Material Contract to which any Group Company is a party or (B) any Group Company Permits, (iii) violate, or constitute breach under, any Order or applicable Law to which any Group Company or any of it properties or assets are bound as of the date hereof or (iv) result in the creation of any Lien upon any of the assets or properties (other than any Permitted Liens) or Equity Securities of any Group Company, except, in the case of any of clauses (ii) through (iv) above, as would not have a Company Material Adverse Effect.
Section 3.6.   Permits.   Each of the Group Companies has all Permits (the “Material Permits”) that are required to own, lease or operate its properties and assets and to conduct its business as currently conducted, except where the failure to obtain the same would not result in a Company Material Adverse Effect. Except as is not and would not reasonably be expected to be material to the Group Companies, taken as a whole, (i) each Material Permit is in full force and effect in accordance with its terms and (ii) no written notice of revocation, cancellation or termination of any Material Permit has been received by the Group Companies. Each Group Company is, and (where applicable) has been, in all material respects fulfilling and performing its obligations under each of the Material Permits held by it or to which it is bound.
Section 3.7.   Material Contracts.
(a)   Section 3.7(a) of the Company Disclosure Schedules sets forth a list of the following Contracts to which a Group Company is, as of the date of this Agreement, a party (each Contract required to be set forth on Section 3.7(a) of the Company Disclosure Schedules, together with each of the Contracts entered into after the date hereof that would be required to be set forth on Section 3.7(a) of the Company Disclosure Schedule if entered into prior to the execution and delivery of this Agreement, collectively, the “Material Contracts”):
(i)   any Contract relating to Indebtedness of any Group Company in excess of $1,000,000 or to the placing of a Lien (other than any Permitted Lien) on any material assets or properties of any Group Company;

(ii)   any Contract under which any Group Company is lessee of or holds or operates, in each case, any tangible property (other than real property), owned by any other Person, except for any lease or agreement under which the aggregate annual rental payments do not exceed $1,000,000;
(iii)   any Contract under which any Group Company is lessor of or permits any third party to hold or operate, in each case, any tangible property (other than real property), owned or controlled by such Group Company, except for any lease or agreement under which the aggregate annual rental payments do not exceed $1,000,000;
(iv)   any material joint venture, profit-sharing, partnership, collaboration, co-promotion, commercialization, research and development or other similar Contract;
(v)   any Contract that (A) limits or purports to limit, in any material respect, the freedom of any Group Company to engage or compete in any material line of business or with any Person or in any area or that would so limit or purport to limit, in any material respect, any operations of any Group Company or (B) contains any exclusivity, “most favored nation” or similar restrictive provisions that are material to the business of the Group Companies, taken as a whole;
(vi)   any Contract requiring any future capital commitment or capital expenditure (or series of capital expenditures) by any Group Company in an amount in excess of (A) $1,000,000 annually or (B) $4,000,000 over the life of the agreement;
(vii)   any Contract requiring any Group Company to guarantee the Liabilities of any Person (other than the Company or a Subsidiary) or pursuant to which any Person (other than the Company or a Subsidiary) has guaranteed the Liabilities of a Group Company, in each case in excess of $1,000,000;
(viii)   any Contract under which any Group Company has, directly or indirectly, made or agreed to make any loan, advance, or assignment of payment to any Person other than a Subsidiary of the Company or made any capital contribution to, or other investment in, any Person other than a Subsidiary of the Company, in each case, in excess of $500,000;
(ix)   any Contract required to be disclosed on Section 3.20 of the Company Disclosure Schedules;
(x)   any Contract with any Person (A) pursuant to which any Group Company is required to pay (in each case) in excess of $1,000,000 in respect of milestones or other contingent payments based on any research, testing, development, regulatory filings or approvals, sale, distribution, commercial manufacture or other similar occurrences, developments, activities or events or (B) under which any Group Company grants to any Person any right of first refusal, right of first negotiation, option to purchase, option to license or any other similar rights with respect to any material Company Product or any material Intellectual Property Rights;
(xi)   any employment or service agreement with any current director, manager, officer, employee, individual independent contractor or other service provider of a Group Company whose annual base salary (or, in the case of an independent contractor, annual base compensation) plus any bonus, payment or award (including where contingent) is in aggregate in excess of $300,000, in any case that is not an Employee Benefit Plan;
(xii)   any Contract that contains a non-competition, non-solicitation or other material restrictive covenant relating to the respective business of any Group Company, other than an Employee Benefit Plan or agreements with the Company’s employees or independent contractors in the ordinary course;
(xiii)   any Contract providing for severance, change-in-control, retention, or transaction-related compensation, in each case, in excess of $300,000;
(xiv)   any settlement and or separation Contract that any Group Company has entered into with any current or former director, manager, officer, employee, individual independent contractor or other service providers of a Group Company with any outstanding payment obligation on a Group Company with a total value in excess of $300,000;

(xv)   any collective bargaining Contracts or any other Contract with a labor union and any works agreement (Betriebsvereinbarung) or any other Contract with a works council (Betriebsrat) or any other employee representation body;
(xvi)   any Contract for the disposition of any portion of the assets or business of any Group Company or for the acquisition by any Group Company of the assets or business of any other Person (other than acquisitions or dispositions made in the ordinary course of business), or under which any Group Company has any continuing obligation with respect to an “earn-out”, contingent purchase price or other contingent or deferred payment obligation;
(xvii)   any settlement or conciliation or Contract with a Governmental Entity (A) the performance of which would be reasonably likely to involve any payments after the date hereof, or (B) that imposes or is reasonably likely to impose, at any time in the future, any material, non-monetary obligations on any Group Company;
(xviii)   any other Contract, entered into outside the ordinary course of business, the performance of which requires either (A) annual payments to or from any Group Company in excess of $300,000 or (B) aggregate payments to or from any Group Company in excess of $1,000,000 over the life of the agreement and, in each case, that is not terminable by the applicable Group Company without penalty upon less than thirty (30) days’ prior written notice.
(b)   Except as would not be material to the Group Companies, taken as a whole, (i) each Material Contract is valid and binding on the applicable Group Company and, to the knowledge of the Company, the counterparty thereto, and is in full force and effect and (ii) the applicable Group Company and, to the Knowledge of the Company, the counterparts thereto are not in breach of, or default under, any Material Contract. As of the date hereof, no written notice of termination has been received by the Company with respect to any Material Contract, and to the Knowledge of the Company none of the other parties to any Material Contract has indicated to a Group Company that it intends to terminate the Material Contract or to terminate or reduce its business dealings with a Group Company.
Section 3.8.   Absence of Changes.   During the period beginning on September 30, 2020 and ending on the date of this Agreement, except as otherwise expressly accounted for in the Financial Statements, as set forth in Section 3.8 of the Company Disclosure Schedule or as expressly contemplated or permitted by this Agreement, any Ancillary Document or in connection with the transaction contemplated hereby and thereby, (a) no Company Material Adverse Effect has occurred, (b) each Group Company has conducted its business in the ordinary course in all material respects (including, for the avoidance of doubt, recent past practice in light of COVID-19 and (c) no Group Company has incurred any Indebtedness in excess of $1,000,000 and (c) no Group Company has taken any action that had it been taken after the date hereof would require Qell’s approval under Section 6.1(b)(i), (ii), (v), (vii), (xi), (xii), (xiv), (xv), (xvii), (xx), and/or (xxi).
Section 3.9.   Operation of the Business during COVID-19.   To the Knowledge of the Company, none of the Group Companies’ actions or inactions prior to the date of this Agreement in response to COVID-19: (i) has resulted in any Group Company experiencing any material business interruption or material losses; or (ii) if taken following the date of this Agreement would constitute a Company Material Adverse Effect or a material breach of the covenants set forth in Section 6.1.
Section 3.10.   Litigation.   There is (and since January 1, 2017 there has been) no Proceeding pending or, to the Company’s knowledge, threatened against or involving any Group Company that, if adversely decided or resolved, has been or would reasonably be expected to be, individually or in the aggregate, material to the Group Companies, taken as a whole. Neither the Group Companies nor any of their respective properties or assets is subject to any material Order. As of the date of this Agreement, there are no material Proceedings by a Group Company pending against any other Person where the amount in dispute exceeds $300,000 in each case.
Section 3.11.   Compliance with Applicable Law.   Each Group Company (a) conducts (and since January 1, 2017 has conducted) its business in accordance with all Laws and Orders applicable to such Group Company and is not (and since January 1, 2017 has not been) in violation of any such Law or Order and (b) has not received any written communications from a Governmental Entity that alleges that such Group Company is not in compliance with any such Law or Order, except in each case of clauses (a) and (b), as is not and would not reasonably be expected to be, individually or in the aggregate, material to the Group Companies, taken as a whole.
Section 3.12.   Employee Benefit Plans.
(a)   Section 3.12(a) of the Company Disclosure Schedules sets forth a true and complete list of all material Employee Benefit Plans (including, for each such Employee Benefit Plan, its jurisdiction). With respect to each material Employee Benefit Plan, the Group Companies have made available to or provided Qell with true and complete copies of the material documents pursuant to which the plan is maintained, funded and administered.
(b)   (i) Each Employee Benefit Plan has been established and administered in all material respects in accordance with applicable laws and regulations and with its terms, including without limitation ERISA, the Code, and the Affordable Care Act. (ii) No Employee Benefit Plan is, or within the past three years has been, the subject of an application or filing under a government sponsored amnesty, voluntary compliance, or similar program. (iii) All payments and/or contributions required to have been timely made with respect to all Employee Benefit Plans either have been made or have been accrued in accordance with the terms of the applicable Employee Benefit Plan and applicable law, except as would result in a material liability to the Company.
(c)   No Group Company nor any ERISA Affiliate has, within the immediately preceding six (6) years, maintained, contributed to or had any liability or obligation (including on account of an ERISA Affiliate) with respect to (whether contingent or otherwise): (i) a Multiemployer Plan; (ii) a “defined benefit plan” (as defined in Section 3(35) of ERISA, whether or not subject to ERISA) or a plan that is or was subject to Title IV of ERISA or Section 412 of the Code; (iii) a “multiple employer plan” within the meaning of Section of 413(c) of the Code or Section 210 of ERISA; or (iv) a “multiple employer welfare arrangement” as defined in Section 3(40) of ERISA. No Employee Benefit Plan provides any retiree or post-termination health or life insurance or other welfare-type benefits to any Person other than health continuation coverage pursuant to COBRA or similar Law.
(d)   Each Employee Benefit Plan that is intended to be qualified is the subject of a favorable determination or opinion or advisory letter from the Internal Revenue Service, and to the Knowledge of the Company, there is no fact or circumstance that is reasonably expected to adversely affect the qualified status of such Employee Benefit Plan.
(e)   There are no pending or, to the Company’s knowledge, threatened, material Proceedings with respect to any Employee Benefit Plan (other than routine claims for benefits).
(f)   The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement will not (alone or in combination with any other event) (i) result in any material payment or benefit becoming due under any Employee Benefit Plan to or result in the forgiveness of any indebtedness of any current or former director, manager, officer, employee or other service providers of any of the Group Companies, (ii) increase the amount of any compensation or benefits payable under any Employee Benefit Plan to any current or former director, manager, officer, employee or other service providers of any of the Group Companies or (iii) except as set forth on Section 3.12(f) of the Company Disclosure Schedules, result in the acceleration of the time of payment or vesting, or trigger any payment or funding of any compensation or benefits to any current or former director, manager, officer, employee, or other service providers of any of the Group Companies under any Employee Benefit Plan.
(g)   No amount that could be received (whether in cash or property or the vesting of property) by any “disqualified individual” of any of the Group Companies under any Employee Benefit Plan or otherwise as a result of the consummation of the transactions contemplated by this Agreement could, separately or in the aggregate, be nondeductible under Section 280G of the Code or subjected to an excise tax under Section 4999 of the Code.
(h)   The Group Companies have no obligation to make a “gross-up” or similar payment in respect of any taxes that may become payable under Section 4999 or 409A of the Code.
(i)   Each Employee Benefit Plan that constitutes in any part a nonqualified deferred compensation plan within the meaning of Section 409A of the Code has been operated and maintained in all material respects in operational and documentary compliance with Section 409A of the Code and applicable guidance thereunder with respect to any participant of such Employee Benefit Plan that is subject to U.S. income tax.
(j)   Each Foreign Benefit Plan that is required to be registered or intended to be tax exempt has been registered (and, where applicable, accepted for registration) and is tax exempt and has been maintained in all material respects in good standing, to the extent applicable, with each Governmental Entity. No Foreign Benefit Plan is a “defined benefit plan” (as defined in ERISA, whether or not subject to ERISA) or has any material unfunded or underfunded Liabilities. All material payments and/or contributions required to have been timely made by or on behalf of the Group Companies with respect to all Foreign Benefit Plans either have been timely made or have been accrued in all material respects in accordance with the terms of the applicable Foreign Benefit Plan and applicable law, including plans or arrangements maintained or sponsored by a Governmental Entity (including severance, termination indemnities or other similar benefits maintained for employees outside of the U.S.)
Section 3.13.   Environmental Matters.   Except as would not have a Company Material Adverse Effect:
(a)   Each Group Company is (and where still relevant, was) in compliance with all applicable material Environmental Laws (including whether applicable to its operations and the use or condition of any real property currently or formerly owned or leased, including the Leased Real Property).
(b)   None of the Group Companies have received any written notice or communication from any Governmental Entity or any other Person regarding any actual, alleged, or potential violation or remediation requirement in any respect of, or a failure to comply in any respect with, any Environmental Laws.
(c)   There is (and there has been) no Proceeding pending or, threatened in writing against any Group Company pursuant to Environmental Laws.
(d)   There has been no manufacture, release, treatment, storage, disposal, arrangement for disposal, transport or handling of, contamination by, or exposure of any Person or any real property currently or formerly owned or leased (including the Leased Real Property) to, any Hazardous Substances.
(e)   To the Knowledge of the Company, there are no underground storage tanks, landfills, current or former waste disposal areas or polychlorinated biphenyls or any other condition or contamination at or on any material real property currently or formerly owned or leased (including the material Leased Real Property) by a Group Company that require reporting, investigation, cleanup, remediation or any other type of response action by a Group Company pursuant to any Environmental Laws.
(f)   The Group Companies are not in possession of, and have not commissioned, any material environmental reports relating to the current or former operations, properties or facilities of the Group Companies.
Section 3.14.   Intellectual Property.
(a)   Section 3.14(a) of the Company Disclosure Schedules sets forth a true and complete list of all currently issued or pending Company Registered Intellectual Property, and for each item of Company Registered Intellectual Property as of the date hereof, (A) the record owner of such item, (B) the jurisdictions in which such item has been issued or registered or filed, (C) the issuance, registration or application date, as applicable, for such item and (D) the issuance, registration or application number, as applicable, for such item. Except as set forth on Section 3.14(a) of the Company Disclosure Schedules, the Company exclusively owns each item of Company Registered Intellectual Property free and clear of all Liens other than Permitted Liens.
(b)   All necessary fees and filings (i) with respect to any Company Registered Intellectual Property have been timely submitted to the relevant intellectual property office or Governmental Entity; and (ii) with respect to Internet domain names owned or purposed to be owned by a Group Company have been timely submitted to the relevant Internet domain name registrars, to maintain such Company Registered Intellectual Property in full force and effect, in each case (i) and (ii), except where such Group Company has, in its reasonable business judgment, affirmatively decided not to maintain such Company Registered

Intellectual Property. No issuance or registration obtained and no application filed by the Group Companies for any Intellectual Property Rights has been cancelled, abandoned, allowed to lapse or not renewed, except where such Group Company has, in its reasonable business judgment, affirmatively decided to cancel, abandon, allow to lapse or not renew such issuance, registration or application. There are no Proceedings, including litigations, interference, re-examination, inter parties review, reissue, opposition, post-grant review, nullity or cancellation proceedings pending, that challenge the validity or enforceability of any Company Registered Intellectual Property; and, to the Company’s knowledge, no such Proceedings are threatened in writing by any Governmental Entity or any other Person.
(c)   A Group Company exclusively owns all right, title and interest in and to all Company Owned Intellectual Property, free and clear of all Liens or obligations to others (other than Permitted Liens). Section 3.14(c) of the Company Disclosure Schedules sets forth (i) a list of all current written Contracts containing licenses, sublicenses or other agreements under which a Group Company has granted rights (including covenants not to sue under) to others in any of the Company Owned Intellectual Property Rights, and (ii) a list of all current Contracts for Company Licensed Intellectual Property as of the date hereof to which any Person has, granted to a Group Company any license or covenant not to sue under, or pursuant to which a Group Company has otherwise received or acquired any right (whether or not current exercisable) or interest in, any third party’s Intellectual Property Rights, other than (A) licenses to Off-the-Shelf Software, (B) licenses to Public Software, (C) non-disclosure agreements and licenses granted by employees, individual consultants or individual contractors of any Group Company pursuant to Contracts with employees, individual consultants or individual contractors, and (D) non-exclusive licenses granted to customers, distributors, resellers and suppliers in the ordinary course of business (collectively, the “IP Contracts”). Except as would not have a Company Material Adverse Effect, the applicable Group Company and, to the Company’s knowledge, the counterparts thereto are not in breach of, or default under, any IP Contract. The applicable Group Company has valid and binding rights under all Contracts for Company Licensed Intellectual Property to use, sell, license and otherwise exploit, as the case may be, all Company Licensed Intellectual Property licensed pursuant to such Contracts as the same is currently used, sold, licensed and otherwise exploited by such Group Company, and except as would not have a Company Material Adverse Effect, to the Company’s knowledge, such Contracts are in full force and effect and no notice of termination, intention of termination, or reduction in business dealings has been received by the Company with respect to such Contracts. The Company Owned Intellectual Property and the Company Licensed Intellectual Property, constitutes all of the Business Intellectual Property, and all Intellectual Property Rights necessary and sufficient to enable the Group Companies to conduct their respective businesses as currently conducted. The Company Owned Intellectual Property is subsisting, and to the knowledge of the Company, valid, and enforceable, (in each case, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity).
(d)   Each Group Company’s current and former employees, consultants, advisors and independent contractors who independently or jointly contributed to or otherwise participated in the authorship, invention, creation, improvement, modification or development of any material Company Owned Intellectual Property, (each such person, a “Creator”) have, since January 1, 2017 agreed to maintain and protect the Trade Secrets and confidential information of all Group Companies. Each Creator has assigned to the applicable Group Company any of such person’s rights, title and interest (including all Intellectual Property Rights) in any material Intellectual Property Rights relating to the business of the Company.
(e)   Each Group Company has taken commercially reasonable steps, including instituting commercially reasonable security measures, to safeguard and maintain the secrecy of any Trade Secrets, know-how and other confidential information owned by each Group Company. Without limiting the foregoing, each Group Company has not disclosed any Trade Secrets, know-how or confidential information to any other Person unless such disclosure was under an appropriate written non-disclosure agreement containing appropriate limitations on use, reproduction and disclosure. To the Company’s knowledge, there has been no violation or unauthorized access to or disclosure of any Trade Secrets, or to the Company’s knowledge, know-how or confidential information of or in the possession each Group Company, or of any written obligations with respect to such.

(f)   None of the Company Owned Intellectual Property is subject to any outstanding Order or settlement that restricts in any manner the use, sale, transfer, licensing or exploitation thereof by the Group Companies or materially affects the validity, use or enforceability of any such Company Owned Intellectual Property.
(g)   To the Company’s knowledge, the conduct of the Business does not infringe, misappropriate or otherwise violate any Intellectual Property Rights of any other Person.
(h)   There is no Proceeding pending or that has been settled preciously, nor, to the knowledge of the Company, has any Group Company received any written communications alleging that a Group Company is infringing, misappropriating or otherwise violating or has infringed, misappropriated or otherwise violated any Intellectual Property Rights of any other Person.
(i)   (x) To the Company’s knowledge, no Person is infringing, misappropriating, misusing, diluting or violating any Company Owned Intellectual Property; and (y) no Group Company has made any written claim against any Person alleging any infringement, misappropriation or other violation of any Company Owned Intellectual Property.
(j)   To the knowledge of the Company, each Group Company has obtained, possesses and is in material compliance with valid licenses to use all of the material Software present on the computers and other Software-enabled electronic devices that it owns or otherwise uses in connection with the Group Company business.
(k)   Except as set forth on Section 3.14(k) of the Company Disclosure Schedules, no Group Company has granted, disclosed or delivered, directly or indirectly, to any escrow agent or any other Person, other than employees or contractors who are subject to confidentiality obligations, any of the source code that is Company Owned Intellectual Property, and to the knowledge of the Company, no other Person has the right, contingent or otherwise, to obtain access to or use any such source code. To the knowledge of the Company, no event has occurred, no circumstance or condition exists, that (with or without notice or lapse of time or both) will, or could reasonably be expected to, result in the delivery, license or disclosure of any source code that is owned by a Group Company or otherwise constitutes Company Owned Intellectual Property to any Person who is not, as of the date the event occurs or circumstance or condition comes into existence, a current employee or contractor of a Group Company subject to confidentiality obligations with respect thereto.
(l)   To the knowledge of the Company, none of the Company Products contain any “viruses”, “worms”, “time bombs”, “key-locks”, or any other devices that could disrupt or interfere with the operation of the Company Products or equipment upon which the Company Products operate, or the safety, security or integrity of the data, information or signals the Company Products produce or process. To the Company’s knowledge, the Company Products do not include or install undocumented or unauthorized portals, key-logs, codes, commands or other access (including backdoors) to the Company Products or the data, information or signals the Company Products produce or process, or any spyware, adware, or other similar software that monitors the use of the Company Products or contacts any remote computer without the knowledge and express consent of the user(s) of the applicable Company Product or remote computer, as applicable.
(m)   To the knowledge of the Company, no Group Company has accessed, used, modified, linked to, created derivative works from or incorporated any Public Software into any Company Owned Intellectual Property that is distributed outside of the Group Companies, or has otherwise used Public Software in each case in a manner that (i) requires any Company Owned Intellectual Property to be licensed, sold, disclosed, distributed, hosted or otherwise made publicly available in source code form, (ii) grants, or requires any Group Company to grant, the right to create derivative works from, decompile, disassemble, reverse engineer or otherwise derive the source code or underlying structure of any Company Owned Intellectual Property, or (iii) limits in any manner the ability to charge license fees or otherwise seek compensation in connection with marketing, licensing or distribution of any Company Owned Intellectual Property. Each Group Company is in material compliance with all licenses for Public Software that it uses in Company Owned Intellectual Property.

Section 3.15.   Labor Matters.
(a)   To the extent permitted by applicable Law, Section 3.15(a) of the Company Disclosure Schedules sets forth a complete and accurate list of all employees of the Company and its Subsidiaries (on a redacted basis, if needed to comply with applicable Law), including (i) each such employee’s position or title; annualized base salary or hourly wage (as applicable); annual commission opportunity or bonus potential (as applicable); date of hire and business location; (ii) the total amount of bonus, severance, retention, change of control and/or other similar amount to be paid to such employee at the Closing or otherwise in connection with the transactions contemplated hereby; and (iii) for employees located in the US, whether such employee is classified as exempt or non-exempt for wage purposes, the total amount of bonus. Each of the employees of the Company and its Subsidiaries are employed on an at-will basis save for employees employed in a non-US jurisdiction.
(b)   To the extent any independent contractors, consultants, temporary workers or leased workers of the Company and its Subsidiaries are currently or have been employed or engaged within the past four (4) years, the Group Companies have properly classified and treated them in all material respects in accordance with applicable Laws, in particular the German Temporary Employment Act (Arbeitnehmerüberlassungsgesetz) and to the extent applicable have ensured that the relevant employer companies leasing employees to the Group Companies dispose of valid permits (Arbeitnehmerüberlassungserlaubnis) issued the German Employment Agency (Agentur für Arbeit).
(c)   Except as set forth on Section 3.15(c) of the Company Disclosure Schedules, since January 1, 2017, (i) none of the Group Companies (A) has or has had any Liability for any arrears for wages or other compensation for services, or any penalty or sums for failure to comply with any of the foregoing, and (B) has any Liability for any payment to any trust or other fund governed by or maintained by or on behalf of any Governmental Entity with respect to unemployment compensation benefits, social security, social insurances or other benefits or obligations for any employee of any Group Company (other than payment made in the ordinary course of business and consistent with past practice); and (ii) the Group Companies have withheld all amounts required by applicable Law or by agreement to be withheld from wages, salaries and other compensatory payments to employees or other service providers (including independent contractors).
(d)   Since January 1, 2017, the Group Companies have been in compliance with all applicable Laws pertaining to labor or employment, including but not limited to, employment practices, immigration, terms and conditions of employment, wages and hours, overtime pay, pension auto-enrolment, payment of overtime, vacation, classification of independent contractors, payroll documents, equal opportunity, discrimination, harassment, retaliation, occupational health and safety, COVID-19 Measures, termination or discharge, plant closing and mass layoff requirements, affirmative action, workers’ compensation, disability, unemployment compensation, whistleblower laws, and collective bargaining.
(e)   Other than set forth in Section 3.15(e) of the Company Disclosure Schedules, since January 1, 2017 (i) there are not, nor have there been any actions, suits, claims, investigations, audits, formal or informal grievances, complaints, charges or other legal proceedings pending against any of the Group Companies, or to the knowledge of the Group Companies, threatened to be brought or filed, by or with any judicial, regulatory or administrative forum, under any private dispute resolution procedure or internally in connection with employment or labor matters, including, but not limited to, any claim relating to unfair labor practices, employment discrimination, harassment, retaliation, unpaid wages, equal pay or any other labor- or any other employment-related matter arising under applicable Laws and (ii) none of the Group Companies are liable for any material payment to any trust or other fund or to any Governmental Entity, with respect to unemployment compensation benefits, workers’ compensation, social security or other benefits or obligations for employees that remains unsatisfied on the date hereof (other than routine payments to be made in the normal course of business and consistent with past practice).
(f)   To the Knowledge of the Group Companies, no employee of the Group Companies is in material violation of any term of any employment agreement, non-competition agreement or any restrictive covenant to a former employer or third party.
(g)   To the Knowledge of the Group Companies, none of the employment policies or practices of the Group Companies are currently being audited or investigated by any Governmental Entity.

(h)   To the Knowledge of the Group Companies, no officer or employee that is material to the business has or have indicated an intention to terminate his, her, or their employment or engagement with any of the Group Companies as a result of the transactions contemplated by this Agreement.
(i)   Since January 1, 2019, there has been no “mass layoff” or “plant closing” as defined by WARN or any similar state, local, or foreign Law or regulation related to any Group Company, and the Group Companies have not incurred any material Liability under WARN or any similar state, local, or foreign Law or regulation nor will they incur any Liability under WARN or any similar state, local, or foreign Law or regulation as a result of the transactions contemplated by this Agreement.
(j)   Other than set forth in Section 3.15(j) of the Company Disclosure Schedules, no Group Company is a party to or bound by any collective bargaining agreements or other agreements with any labor organization, labor union, works council or other employee representative or any other Contract with a labor union, labor organization, works council, employee delegate, representative or other employee collective group nor to the knowledge of the Company is there any duty on the part of any Group Company to bargain with any labor union, labor organization, works council, employee delegate, representative or other employee collective group, including any reconciliation of interest agreements (Interessenausgleiche) and social plans (Sozialpläne) agreed upon, any general commitments (Gesamtzusagen) and material customs and practices (betriebliche Übungen). There has been no actual or, to the Company’s knowledge, threatened unfair labor practice charges, material grievances, arbitrations, strikes, lockouts, work stoppages, slowdowns, picketing, hand billing or other material labor disputes against or affecting any Group Company. To the Company’s knowledge, within the preceding three (3) years there have been no labor organizing activities with respect to any employees of any Group Company.
(k)   To the knowledge of the Group Companies, neither it nor its payroll providers have received any notification from a Tax Authority or from any other Person that any employee of the Company or its Subsidiaries had reached or was close to reaching the tax-advantaged lifetime allowance for pension contributions.
Section 3.16.   Insurance.   Section 3.16 of the Company Disclosure Schedules sets forth a list of all material policies of fire, liability, workers’ compensation, property, casualty and other forms of insurance owned or held by any Group Company as of the date hereof. All such policies are in full force and effect, all premiums due and payable thereon as of the date hereof have been paid in full as of the date hereof, and true and complete copies of all such policies have been made available to Qell. As of the date hereof, no claim by any Group Company is pending under any such policies as to which coverage has been denied or disputed, or rights reserved to do so, by the underwriters thereof, except as is not and would not reasonably be expected to be, individually or in the aggregate, material to the Group Companies, taken as a whole.
Section 3.17.   Tax Matters.
(a)   Except as set forth on Section 3.17(a) of the Company Disclosure Schedules, each Group Company has prepared and filed all material Tax Returns required to have been filed by it, all such Tax Returns are true and complete in all material respects and prepared in compliance in all material respects with all applicable Laws and Orders, and each Group Company has paid all material Taxes required to have been paid or deposited by it regardless of whether shown on a Tax Return.
(b)   Except as set forth on Section 3.17(b) of the Company Disclosure Schedules, each Group Company has timely withheld and paid to the appropriate Tax Authority all material amounts required to have been withheld and paid in connection with amounts paid or owing to any employee, individual independent contractor, other service providers, equity interest holder, licensor or other third party.
(c)   Except as set forth on Section 3.17(c) of the Company Disclosure Schedules, each Group Company has only claimed for input VAT (Vorsteuer) to the extent legally permissible except to the extent such amounts are not material.
(d)   Except as set forth on Section 3.17(d) of the Company Disclosure Schedules, no Group Company is currently the subject of a Tax audit or examination, or has been informed in writing of the commencement or anticipated commencement of any Tax audit or examination that has not been resolved or completed in each case with respect to material Taxes.

(e)   No Group Company has consented to extend or waive the time in which any material Tax may be assessed or collected by any Tax Authority, other than any such extensions or waivers that are no longer in effect or that were extensions of time to file Tax Returns obtained in the ordinary course of business.
(f)   No “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state or local income Tax Law) has been entered into or issued by any Tax Authority with respect to a Group Company which agreement or ruling would be effective after the Closing Commencement Date. No German Group Company has entered into an agreement on the facts (tatsächliche Verständigung) in the meaning of Sections 204 et seqq. German Tax Act (Abgabenordnung). No German Group Company has obtained a binding advance ruling (verbindliche Auskunft) in the meaning of Section 89 German Tax Act (Abgabenordnung) or an ad-hoc ruling (Anrufungsauskunft) in the meaning of Section 42e German Income Tax Act (Einkommensteuergesetz).
(g)   No Group Company is or has been a party to any “listed transaction” as defined in Section 6707A of the Code and Treasury Regulations Section 1.6011-4 (or any corresponding or similar provision of state, or local income Tax Law).
(h)   There are no Liens for Taxes on any assets of the Group Companies other than Permitted Liens.
(i)   During the two (2)-year period ending on the date of this Agreement, no Group Company was a distributing corporation or a controlled corporation in a transaction purported or intended to be governed by Section 355 of the Code.
(j)   No Group Company organized outside of the United States is treated as an “expatriated entity” as defined in Section 7874(a)(2)(A) of the Code, a “surrogate foreign corporation” as defined in Section 7874(a)(2)(B) of the Code or a domestic corporation as a result of the application of Section 7874(b) of the Code, in each case as defined in the Code as in effect on the date hereof.
(k)   No written claim has ever been made by a Tax Authority within the past three (3) years in a jurisdiction where any Group Company does not file Tax Returns that such Group Company is or may be subject to Tax by that jurisdiction.
(l)   No Group Company (i) has been a member of an affiliated group filing a consolidated federal income Tax Return (other than a group the common parent of which was a Group Company or any of its current Affiliates), (ii) has been or is a member of a German income tax group, or (iii) has any Liability for the Taxes of any Person (other than a Group Company or any of its current Affiliates) under Section 1.1502-6 of the Treasury Regulations (or any similar provision of state, local or non-United States Law), as a transferee or successor or by Contract (other than any Contract the principal purpose of which does not relate to Taxes).
(m)   No Group Company is a party to any Tax allocation, Tax sharing or Tax indemnity or similar agreements (other than one that is included in a Contract entered into in the ordinary course of business that is not primarily related to Taxes).
(n)   The Company is a tax resident in Germany.
(o)   The Company believes, based on (i) information available to the Company as of the date hereof and (ii) the Code and Treasury Regulations in effect as of the date hereof (assuming those certain final Treasury Regulations with respect to the determination of “passive foreign investment companies” issued in January 2021 apply), that it will not be a “passive foreign investment company” within the meaning of Section 1297 of the Code as of the end of 2021.
(p)   No Group Company has taken or agreed to take any action not contemplated by this Agreement and/or any Ancillary Documents that could reasonably be expected to prevent the Merger or the Company Share Exchange from qualifying for the Intended Tax Treatment. To the knowledge of the Company, no facts or circumstances exist that could reasonably be expected to prevent the Merger or the Company Share Exchange from qualifying for the Intended Tax Treatment.

Section 3.18.   Brokers.   Except for fees (including the amounts due and payable assuming the Closing occurs) set forth on Section 3.18 of the Company Disclosure Schedules and the fees of any broker, finder, investment banker or similar Person pursuant to any Contract entered into after the date hereof that is either expressly permitted pursuant to Section 6.1(b) or entered into in accordance with Section 6.1(b) (which fees shall be the sole responsibility of the Company, except as otherwise provided in Section 9.6), no broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company or any of its Affiliates for which any of the Group Companies has any obligation.
Section 3.19.   Real and Personal Property.
(a)   Owned Real Property.   No Group Company owns any real property.
(b)   Leased Real Property.   Section 3.19(b) of the Company Disclosure Schedules sets forth a true and complete list (including street addresses) of all real property leased by any of the Group Companies (the “Leased Real Property”) and all Real Property Leases pursuant to which any Group Company is a tenant or landlord as of the date of this Agreement. True and complete copies of all such Real Property Leases have been made available to Qell. Each Real Property Lease is in full force and effect and is a valid, legal and binding obligation of the applicable Group Company party thereto, enforceable in accordance with its terms against such Group Company and, to the Company’s knowledge, each other party thereto (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity). There is no material breach or default by any Group Company or, to the Company’s knowledge, any third party under any Real Property Lease, and, to the Company’s knowledge, no event has occurred which (with or without notice or lapse of time or both) would constitute a material breach or default or would permit termination of, or a material modification or acceleration thereof by, any party to such Real Property Leases. No Group Company has leased, subleased, licensed or granted occupancy rights in any parcel or any portion of any parcel of Leased Real Property to any other Person and no other Person has any rights to the use, occupancy or enjoyment thereof pursuant to any lease, sublease, license, occupancy or other agreement, nor has a Group Company assigned its interest under any Real Property Lease to any third party, in each case, in any material respects. No other Person is otherwise interfering with the unrestricted use of such property by a Group Company in all material respects. The Leased Real Property constitutes all of the material real property used or occupied by the Company in connection with the conduct of the Business. Other than the expiry or other possible future termination of the relevant Real Property Lease in accordance with its terms, there is no other covenant, restriction or obligation other than set forth under the relevant Real Property Lease which materially adversely affects, or may materially adversely affect in the future, the use of any Leased Real Property by a Group Company
(c)   Personal Property.   Each Group Company has good, marketable and indefeasible title to, or a valid leasehold interest in or license or right to use, all of the material assets and properties of the Group Companies reflected in the Financial Statements or thereafter acquired by the Group Companies, except for assets disposed of in the ordinary course of business. Such assets and properties are free and clear of any Liens (other than Permitted Liens or Liens that do not materially and adversely affect the operation of the businesses of the Group Companies).
(d)   The tangible assets owned, leased or otherwise used by a Group Company are in good condition (except for ordinary wear and tear).
Section 3.20.   Transactions with Affiliates.   Section 3.20 of the Company Disclosure Schedules sets forth all Contracts between (a) any Group Company, on the one hand, and (b) any officer, director, employee, partner, member, manager, direct or indirect equityholder or Affiliate of any Group Company (other than, for the avoidance of doubt, any other Group Company) or any family member of the foregoing Persons, on the other hand (the Persons identified in this clause (b), “Related Parties”), other than (i) Contracts with respect to a Related Party’s employment with (including benefit plans and other ordinary course compensation from) any of the Group Companies, (ii) any Ancillary Document, (iii) Contracts that are immaterial to the Group Companies and (iv) Contracts entered into after the date hereof that are either permitted pursuant to Section 6.1(b) or entered into in accordance with Section 6.1(b). No Related Party (A) owns any interest in any material asset used in the Business, (B) possesses, directly or indirectly, any material financial interest in, or is a director or executive officer of, any Person which is a supplier, lender, partner, lessor, lessee or other material business relation of any Group Company or (C) owes any material amount to, or is owed any material amount by, any Group Company (other than ordinary course accrued compensation, employee benefits, employee or director expense reimbursement or other transactions entered into after the date hereof that are either permitted pursuant to Section 6.1(b) or entered into in accordance with Section 6.1(b)). All Contracts, arrangements, understandings, interests and other matters that are required to be disclosed pursuant to this Section 3.20 are referred to herein as “Related Party Transactions”.
Section 3.21.   Data Privacy and Security.
(a)   Each Group Company has since January 1, 2017 (i) complied in all material respects with all applicable Privacy Laws and published interpretations by Governmental Entities and supervisory authorities of such Privacy Laws. Each Group Company has implemented adequate written policies relating to the Processing of Personal Data as and to the extent required by applicable Law (“Privacy and Data Security Policies”) and has complied in all material respects with all Privacy and Data Security Policies, including (A) all privacy policies and similar disclosures published on each web site or mobile app of the Group Company or otherwise communicated in writing to users of any such web site or mobile app and other third parties, (B) any notice to or consent from the provider or data subject of Personal Data, and (C) any contractual commitment made by the Group Company with respect to such Personal Data.
(b)   There is no pending, nor has there been any material Proceedings against any Group Company, and, to the Company’s knowledge, there are no facts or circumstances which could reasonably serve as the basis for any such material Proceedings, initiated by (i) any Person; (ii) the United States Federal Trade Commission, any state attorney general or similar state official; (iii) any other Governmental Entity, foreign or domestic; or (iv) any supervisory authority of any member state of the European Union or the United Kingdom, or any regulatory or self-regulatory entity alleging that any Processing of Personal Data by or on behalf of a Group Company (A) is in violation of any applicable Privacy Laws or (B) is in violation of any Privacy and Data Security Policies.
(c)   (i) Since January 1, 2018, to the knowledge of the Company, there has been no material personal data breaches (as defined in the GDPR), unauthorized access, use or disclosure of Personal Data in the possession or control of any Group Company and any of its contractors or service providers with regard to any Personal Data obtained from or on behalf of a Group Company and (ii) there have been no unauthorized intrusions or breaches of security into any Group Company systems. Each Group Company maintains a commercially reasonable data breach response plan that is designed to ensure material compliance with Privacy Laws in the event of a personal data breach.
(d)   Except as set forth on Section 3.21(d) of the Company Disclosure Schedules, each Group Company owns or has license to use the Company IT Systems as necessary to operate the business of each Group Company as currently conducted. The Company IT Systems are sufficient to operate the Business and the Company owns or has valid and enforceable rights to use the Company IT Systems. The Company has commercially reasonable backup and disaster recovery plans, procedures and facilities for the business of the Group Companies, and has taken and implemented commercially reasonable technical, organizational and security measures to safeguard the Company IT Systems and all data and information processed on the Company IT Systems. To the knowledge of the Company, there have been no unauthorized intrusions or breaches of the security of the Company IT Systems or infections by viruses or other harmful code. The Company IT Systems operate in a reasonable manner sufficient for the needs of the business of the Group Companies as currently conducted, and there has not been any material known malfunction with the Company IT Systems that has not been remedied or replaced in all material respects, or any material unplanned downtime or material service interruption.
(e)   Each Group Company has (a) taken commercially reasonable organizational, physical, administrative and technical measures required by Privacy Laws and consistent with commercially reasonable industry standards in the industry in which the Group Company operates, any existing contractual commitment made by the Group Company that is applicable to Personal Data and the Group Company’s information security program to protect (i) the integrity, security and operations of the Group Company’s information technology systems, and (ii) the data owned by the Group Company and Personal Data against data security incidents or other misuse. The Group Company has (a) implemented commercially reasonable procedures, satisfying the requirements of applicable Privacy Laws, to detect data security incidents; and (b) implemented and monitored compliance with commercially reasonable measures with respect to technical and physical security, to protect Personal Data against loss and against unauthorized access, use, modification, disclosure or other misuse.
Section 3.22.   Compliance with International Trade & Anti-Corruption Laws.
(a)   Neither the Group Companies nor, to the Company’s knowledge, any of their Representatives, or any other Persons acting for or on behalf of any of the foregoing, is or has been, since January 1, 2016, (i) a Person named on any Sanctions and Export Control Laws-related list of designated Persons maintained by a Governmental Entity ; (ii) located, organized or resident in a country or territory which is itself the subject of or target of any territorial Sanctions and Export Control Laws (“Embargoed Jurisdictions;” at the time of this Agreement, the Crimea region of Ukraine, Cuba, Iran, North Korea, Venezuela and Syria); (iii) an entity owned, directly or indirectly, by one or more Persons described in clause (i) or (ii); or (iv) otherwise engaging in dealings with or for the benefit of any Person described in clauses (i)-(iii) or any Embargoed Jurisdiction.
(b)   Neither the Group Companies nor, any of their Representatives while acting on the direction of the Group Companies, has (i) made, offered, promised, paid or received any unlawful bribes, kickbacks or other similar payments to or from any Person or (ii) otherwise made, offered, received, authorized, promised or paid any payment that is unlawful under any Anti-Corruption Laws. The Group Companies maintain systems of internal controls (including, but not limited to, accounting systems, purchasing systems and billing systems) reasonably designed to promote compliance with applicable Anti-Corruption Laws and to ensure that all books and records accurately and fairly reflect, in reasonable detail, all transactions and dispositions of funds and assets.
(c)   None of the Group Companies is nor operates a TID U.S. business, as that term is defined at 31 C.F.R. 800, et seq.
Section 3.23.   Aviation Regulation.   To the Company’s knowledge:
(a)   since January 1, 2018, no civil aviation Governmental Entity has imposed any material fines or penalties or other sanctions on any of the Group Companies, nor, to the Company’s knowledge, are any officers or employees of any Group Company currently or since January 1, 2018, have been the subject of any investigation or enforcement action by a civil aviation Governmental Entity;
(b)   none of the Company’s projections, assumptions, and business plan, as set forth in the Investor Projections are believed to be based on, or use, an operational or business structure that, if implemented today, would be in violation of or contrary to applicable Law or any aviation regulations of the U.S. Department of Transportation (USDOT), Federal Aviation Administration (FAA), European Union Aviation Safety Agency (EASA), Luftfahrt-Bundesamt (LBA) or any other applicable civil aviation authority (CAA); and
(c)   the USDOT, FAA, EASA, LBA and any other applicable CAA have not informed any of the Group Companies in writing that the operational or business structure upon which the Investor Projections are believed to be based on or use, would be in violation of or contrary to applicable Law or any aviation regulations of the USDOT, FAA, EASA, LBA or any other applicable CAA.
Section 3.24.    Information Supplied.   None of the information supplied or to be supplied by the Group Companies expressly for inclusion prior to the Closing in the Registration Statement / Proxy Statement will, when the Registration Statement / Proxy Statement is declared effective or when the Registration Statement / Proxy Statement is mailed to the Pre-Closing Qell Holders or at the time of the Qell Shareholders Meeting, and in the case of any amendment thereto, at the time of such amendment, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

Section 3.25.   Investigation; No Other Representations.
(a)   The Company, on its own behalf and on behalf of its Representatives, acknowledges, represents, warrants and agrees that (i) it has conducted its own independent review and analysis of, and, based thereon, has formed an independent judgment concerning, the business, assets, condition, operations and prospects of Qell and (ii) it has been furnished with or given access to such documents and information about Qell and its business and operations as it and its Representatives have deemed necessary to enable it to make an informed decision with respect to the execution, delivery and performance of this Agreement, the Ancillary Documents and the transactions contemplated hereby and thereby.
(b)   In entering into this Agreement and the Ancillary Documents to which it is a party, the Company has relied solely on its own investigation and analysis and the representations and warranties expressly set forth in Article 5 and in the Ancillary Documents to which it is a party and no other representations or warranties of Qell or any other Person, either express or implied, and the Company, on its own behalf and on behalf of its Representatives, acknowledges, represents, warrants and agrees that, except for the representations and warranties expressly set forth in Article 5 and in the Ancillary Documents to which it is a party, neither Qell nor any other Person makes or has made any representation or warranty, either express or implied, in connection with or related to this Agreement, the Ancillary Documents or the transactions contemplated hereby or thereby.
Section 3.26.   Solvency.
(a)   No order has been made, resolution passed or meeting convened for the purpose of winding-up any Group Company or whereby the assets of any Group Company are to be distributed to creditors, shareholders or other contributories.
(b)   No winding-up, liquidation or administration order has been made and no petition for such an order has been presented in respect of any Group Company.
(c)   No event analogous to any of those described in Sections 3.26(a) or (b) above has occurred in any jurisdiction in which the Group Companies operate.
Section 3.27.   Ownership of Assets.
(a)   All assets included in the Financial Statements and all assets and rights acquired by any Group Company since January 1, 2020 (other than any assets disposed of or realised in the normal course of trading):
(i)   are, other than as set forth in Section 3.27(a)(i) of the Company Disclosure Schedules, legally and beneficially owned by the relevant Group Company (or the relevant Group Company otherwise has valid and legal right or title for their use), in all material respects; and
(ii)   are free from Liens (except rights and retention of title arrangements or liens arising by operation of law in the ordinary and usual course of business) and other Permitted Liens.
Section 3.28.   Subsidies.   Section 3.28 of the Company Disclosure Schedules, sets forth a true and complete list of all material public or quasi-public grants, allowances, aids or subsidies in whatever form (the “Subsidies”) that have been awarded to or received by a Group Company, indicating the nature of the Subsidy and the Person granting the Subsidy. True and complete copies of the terms and conditions (including any ancillary provisions, other than those to which reference is made in the award without being made available to the Group Companies) of the Subsidies received or applied for have been made available to Qell prior to the date hereof. The Group Companies are complying and (where still relevant) have complied in material respects with all such terms and conditions. As of the date hereof, to the Company’s Knowledge, no proceedings for the revocation or withdrawal of any Subsidies awarded have been initiated or threatened. Neither the execution of this Agreement or the Ancillary Documents, nor the consummation of the transactions contemplated hereby or thereby will result in the revocation or withdrawal of any Subsidies, an obligation to repay any Subsidies received or the denial of yet unpaid Subsidy amounts or the rejection of any application for Subsidies or any other disadvantage for the Group Companies relating to or resulting from Subsidies and their terms and conditions. The total amount of Subsidies received by the Group Companies during a period of five (5) years prior to the date of this Agreement does not exceed $1,000,000.

Section 3.29.   EXCLUSIVITY OF REPRESENTATIONS AND WARRANTIES.   EXCEPT AS PROVIDED IN THIS ARTICLE (AS MODIFIED BY THE COMPANY DISCLOSURE SCHEDULES), NEITHER THE COMPANY NOR ANY OF ITS AFFILIATES, NOR ANY OF THEIR RESPECTIVE DIRECTORS, MANAGERS, OFFICERS, EMPLOYEES, STOCKHOLDERS, PARTNERS, MEMBERS OR REPRESENTATIVES HAS MADE, OR IS MAKING, ANY REPRESENTATION OR WARRANTY WHATSOEVER TO QELL OR HOLDCO OR ANY OF THEIR RESPECTIVE REPRESENTATIVES OR AFFILIATES AND NO SUCH PARTY SHALL BE LIABLE IN RESPECT OF THE ACCURACY OR COMPLETENESS OF ANY INFORMATION PROVIDED OR MADE AVAILABLE TO QELL, HOLDCO OR ANY OF THEIR RESPECTIVE AFFILIATES OR REPRESENTATIVES. WITHOUT LIMITING THE FOREGOING, QELL AND HOLDCO ACKNOWLEDGES THAT QELL, HOLDCO AND THEIR ADVISORS, HAVE MADE THEIR OWN INVESTIGATION OF THE COMPANY AND ITS SUBSIDIARIES.
ARTICLE 4
REPRESENTATIONS AND WARRANTIES
RELATING TO HOLDCO
Subject to Section 9.8, Holdco hereby represents and warrants to Qell and the Company, in each case, as of the date hereof and as of the Closing Commencement Date, as follows:
Section 4.1.   Corporate Organization.   Holdco is a corporation, exempted company, limited liability company or other applicable business entity duly organized, incorporated or formed, as applicable, validly existing and in good standing (or the equivalent thereof, if applicable, in each case, with respect to the jurisdictions that recognize the concept of good standing or any equivalent thereof) under the Laws of its jurisdiction of formation, incorporation or organization (as applicable).
Section 4.2.   Authority.   Holdco has the requisite corporate, limited liability company or other similar power and authority to execute and deliver this Agreement and each of the Ancillary Documents to which it is or will be a party and to consummate the transactions contemplated hereby and thereby. Subject to the receipt of the Required Holdco Shareholder Approval the execution and delivery of this Agreement, the Ancillary Documents to which Holdco is or will be a party and the consummation of the transactions contemplated hereby and thereby have been (or, in the case of any Ancillary Document entered into after the date of this Agreement, will be upon execution thereof) duly authorized by all necessary corporate action on the part of Holdco. This Agreement has been and each Ancillary Document to which Holdco is or will be a party, will be, upon execution thereof, duly and validly executed and delivered by Holdco and constitutes or will constitute, upon execution thereof, as applicable, assuming due power and authority of, and due execution and delivery by, the Company and Qell, a valid, legal and binding agreement of Holdco (assuming this Agreement has been and the Ancillary Documents to which Holdco is or will be a party are or will be upon execution thereof, as applicable, duly authorized, executed and delivered by the other Persons party hereto or thereto, as applicable), enforceable against Holdco in accordance with their terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity).
Section 4.3.   Capitalization of Holdco.
(a)   On the Closing Commencement Date, (i) the authorized share capital of Holdco shall be sufficient so as to permit Holdco to issue such number of Holdco Shares as will be required in order to effect the transactions contemplated by this Agreement (ii) all of the issued and outstanding Holdco Shares (A) shall be duly authorized, validly issued, fully paid, (B) shall have been issued in compliance with applicable Law and (C) shall not have been issued in breach or violation of any preemptive rights or Contract. Except as set forth in the first sentence of this Section 4.3(a) or on Section 4.3(a) of the Qell Disclosure Schedules, following issuance of the Holdco Shares in accordance with this Agreement, there shall be no other shares or other equity interests of Holdco authorized, reserved, issued or outstanding other than the Holdco Shares or other equity interests of Holdco (including the Qell Warrants that are to be assumed by Holdco pursuant to the Warrant Assumption Agreement) that are issued or issuable under and in accordance with this Agreement or any Ancillary Document.

(b)   Except as set forth on Section 4.3(b) of the Qell Disclosure Schedules, immediately prior to the issuance of Holdco Shares in accordance with this Agreement, there shall be (i) no subscriptions, calls, options, warrants, rights or other securities convertible into or exchangeable or exercisable for Holdco Shares, or any other Contracts to which Holdco or any of its Subsidiaries is a party or by which Holdco or any of its Subsidiaries is bound obligating Holdco or any of its Subsidiaries to issue or sell any shares of capital stock of, other equity interests in or debt securities of, Holdco or any of its Subsidiaries, (ii) no equity equivalents, stock appreciation rights, phantom stock ownership interests or similar rights in Holdco or any of its Subsidiaries and (iii) no voting trusts, proxies or other Contracts with respect to the voting or transfer of Holdco Shares.
Section 4.4.   Consents and Requisite Governmental Approvals; No Violations.
(a)   No consent, approval or authorization of, or designation, declaration or filing with, any Governmental Entity is required on the part of Holdco with respect to Holdco’s execution, delivery or performance of its obligations under this Agreement or the Ancillary Documents to which it is or will be party or the consummation of the transactions contemplated hereby or by the Ancillary Documents, except for (i) any filings with or approvals or clearances from any Governmental Entities, including approval from the German Federal Ministry for Economic Affairs and Energy, that the Parties determine (acting reasonably) are required and advisable to consummate the transactions contemplated hereby, (ii) the filing with the SEC of (A) the Registration Statement / Proxy Statement and the declaration of the effectiveness thereof by the SEC and (B) such reports under Section 13(a) or 15(d) of the Exchange Act as may be required in connection with this Agreement, the Ancillary Documents or the transactions contemplated by hereby or thereby, (iii) such filings with and approvals of Nasdaq to permit Holdco Shares to be issued in accordance with this Agreement to be listed on Nasdaq, (iv) filing of the Merger Documents under the applicable Law of the Cayman Islands, (v) the approvals and consents to be obtained by Holdco pursuant to Section 6.8(b) or (vi) any consents, approvals, authorizations, designations, declarations, waivers or filings, the absence of which would not have a Qell Material Adverse Effect.
(b)   Neither the execution, delivery or performance by Holdco of this Agreement nor the Ancillary Documents to which it is or will be a party nor the consummation of the transactions contemplated hereby and thereby will, directly or indirectly (with or without due notice or lapse of time or both), (i) result in any breach of any provision of the Holdco’s Governing Documents, (ii) result in a violation or breach of, or constitute a default or give rise to any right of termination, cancellation, amendment, modification, suspension, revocation or acceleration under, any of the terms, conditions or provisions of, any Contract to which Holdco is a party, (iii) violate, or constitute breach under, any Order or applicable Law to which Holdco or any of it’s respective properties or assets are bound or (iv) result in the creation of any Lien upon any of the assets or properties (other than any Permitted Liens), except, in the case of any of clauses (ii) through (iv) above, as would not have Qell Material Adverse Effect.
Section 4.5.   Business Activities.   Holdco was organized solely for the purpose of entering into this Agreement, the Ancillary Documents and consummating the transactions contemplated hereby and thereby and has not engaged in any activities or business, other than those incident or related to or incurred in connection with its organization or formation, as applicable, or the negotiation, preparation or execution of this Agreement or any Ancillary Documents, the performance of its covenants or agreements in this Agreement or any Ancillary Document or the consummation of the transactions contemplated hereby or thereby.
Section 4.6.   Investment Company Act.   Holdco is not an “investment company” or a Person directly or indirectly “controlled” by or acting on behalf of a person subject to registration and regulation as an “investment company”, in each case, within the meaning of the Investment Company Act.
Section 4.7.   Tax Matters.   Holdco has not taken or agreed to take any action not contemplated by this Agreement and/or any Ancillary Documents that could reasonably be expected to prevent the Merger or Company Share Exchange from qualifying for the Intended Tax Treatment.
Section 4.8.   Investigation; No Other Representations.
(a)   Holdco, on its own behalf and on behalf of its Representatives, acknowledges, represents, warrants and agrees that (i) it has conducted its own independent review and analysis of, and, based thereon, has formed an independent judgment concerning, the business, assets, condition, operations and prospects of Qell and (ii) it has been furnished with or given access to such documents and information about Qell and its businesses and operations as it and its Representatives have deemed necessary to enable it to make an informed decision with respect to the execution, delivery and performance of this Agreement, the Ancillary Documents and the transactions contemplated hereby and thereby.
(b)   In entering into this Agreement and the Ancillary Documents to which it is a party, Holdco has relied solely on its own investigation and analysis and the representations and warranties expressly set forth in Article 5 and in the Ancillary Documents to which it is a party and no other representations or warranties of Qell and the Company or any other Person, either express or implied, and Holdco, on its own behalf and on behalf of its Representatives, acknowledges, represents, warrants and agrees that, except for the representations and warranties expressly set forth in Article 5 and in the Ancillary Documents to which it is a party, neither Qell and the Company nor any other Person makes or has made any representation or warranty, either express or implied, in connection with or related to this Agreement, the Ancillary Documents or the transactions contemplated hereby or thereby.
Section 4.9.   EXCLUSIVITY OF REPRESENTATIONS AND WARRANTIES.   EXCEPT AS PROVIDED IN THIS ARTICLE 4, NEITHER HOLDCO NOR ANY OF ITS AFFILIATES, NOR ANY OF THEIR RESPECTIVE DIRECTORS, MANAGERS, OFFICERS, EMPLOYEES, STOCKHOLDERS, PARTNERS, MEMBERS OR REPRESENTATIVES HAS MADE, OR IS MAKING, ANY REPRESENTATION OR WARRANTY WHATSOEVER TO THE COMPANY OR ANY OF ITS RESPECTIVE REPRESENTATIVES AND NO SUCH PARTY SHALL BE LIABLE IN RESPECT OF THE ACCURACY OR COMPLETENESS OF ANY INFORMATION PROVIDED OR MADE AVAILABLE TO THE COMPANY OR ITS AFFILIATES. WITHOUT LIMITING THE FOREGOING, THE COMPANY ACKNOWLEDGES THAT THE COMPANY AND ITS ADVISORS, HAVE MADE THEIR OWN INVESTIGATION OF HOLDCO AND ITS AFFILIATES.
ARTICLE 5
REPRESENTATIONS AND WARRANTIES RELATING TO QELL
Subject to Section 9.8, except as (a) set forth on the Qell Disclosure Schedules, or (b) except as set forth in any Qell SEC Reports (all of which are publically available) (excluding any disclosures in any “risk factors” section that do not constitute statements of fact, disclosures in any forward-looking statements disclaimers and other disclosures that are generally cautionary, predictive or forward-looking in nature), Qell represents and warrants to the Company and Holdco, in each case, as of the date hereof and as of the Closing Commencement Date, as follows:
Section 5.1.   Organization and Qualification.   Qell is an exempted company duly incorporated, validly existing and in good standing (or the equivalent thereof, if applicable, in each case, with respect to the jurisdictions that recognize the concept of good standing or any equivalent thereof) under the Laws of its jurisdiction of incorporation.
Section 5.2.   Authority.   Qell has the requisite exempted company power and authority to execute and deliver this Agreement, each of the Ancillary Documents to which Qell is or will be a party and to consummate the transactions contemplated hereby and thereby. Subject to the receipt of the Qell Shareholder Approval, the execution and delivery of this Agreement, the Ancillary Documents to which Qell is or will be a party and the consummation of the transactions contemplated hereby and thereby have been (or, in the case of any Ancillary Document entered into after the date of this Agreement, will be upon execution thereof) duly authorized by all necessary exempted company action on the part of Qell. This Agreement has been and each Ancillary Document to which Qell is or will be a party will be upon execution thereof, duly and validly executed and delivered by Qell and constitutes or will constitute, upon execution thereof, as applicable, assuming due power and authority of, and due execution and delivery by, the Company, a valid, legal and binding agreement of Qell (assuming this Agreement has been and the Ancillary Documents to which Qell is or will be a party are or will be upon execution thereof, as applicable, duly authorized, executed and delivered by the other Persons party hereto or thereto, as applicable), enforceable against Qell in accordance with their terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity).

Section 5.3.   Consents and Requisite Government Approvals; No Violations.
(a)   No consent, approval or authorization of, or designation, declaration or filing with, any Governmental Entity is required on the part of Qell with respect to Qell’s execution, delivery or performance of its obligations under this Agreement or the Ancillary Documents to which it is or will be party or the consummation of the transactions contemplated hereby or by the Ancillary Documents, except for (i) any filings with or approvals or clearances from any Governmental Entities, including approval from the German Federal Ministry for Economic Affairs and Energy, that the Parties determine (acting reasonably) are required and advisable to consummate the transactions contemplated hereby, (ii) the filing with the SEC of (A) the Registration Statement / Proxy Statement and the declaration of the effectiveness thereof by the SEC and (B) such reports under Section 13(a) or 15(d) of the Exchange Act as may be required in connection with this Agreement, the Ancillary Documents or the transactions contemplated hereby or thereby, (iii) such filings with and approvals of Nasdaq to permit Holdco Shares to be issued in accordance with this Agreement to be listed on Nasdaq, (iv) filing of the Merger Documents under the applicable Law of the Cayman Islands, (v) the Qell Shareholder Approval or (vi) any consents, approvals, authorizations, designations, declarations, waivers or filings, the absence of which would not have or reasonably be expected to have a Qell Material Adverse Effect.
(b)   Neither the execution, delivery or performance by Qell of this Agreement nor the Ancillary Documents to which Qell is or will be a party nor the consummation by Qell of the transactions contemplated hereby and thereby will (i) result in any breach of any provision of Qell’s Governing Documents, (ii) result in a violation or breach of, or constitute a default or give rise to any right of termination, cancellation, amendment, modification, suspension, revocation or acceleration under, any of the terms, conditions or provisions of any Contract to which Qell is a party or by which Qell or any of its properties or assets are bound, (iii) violate, or constitute a breach under, any Order or applicable Law to which Qell or any of its properties or assets are bound or (iv) result in the creation of any Lien upon any of the assets or properties (other than any Permitted Liens) of Qell, except in the case of clauses (ii) and (iii) above, as would not have a Qell Material Adverse Effect.
Section 5.4.   Brokers.   Except for fees (including the amounts due and payable assuming the Closing occurs) set forth on Section 5.4 of the Qell Disclosure Schedules and the fees of any broker, finder, investment banker or similar Person pursuant to any Contract entered into after the date hereof that is either expressly permitted pursuant to Section 6.9 or entered into in accordance with Section 6.9 (which fees shall be the sole responsibility of the Qell, except as otherwise provided in Section 9.6), no broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Qell for which Qell has any obligation.
Section 5.5.   Information Supplied.   None of the information supplied or to be supplied by or on behalf of Qell expressly for inclusion or incorporation by reference in the Registration Statement / Proxy Statement will, when the Registration Statement / Proxy Statement is declared effective or when the Registration Statement / Proxy Statement is mailed to the Pre-Closing Qell Holders or at the time of the Qell Shareholders Meeting, and in the case of any amendment thereto, at the time of such amendment, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.
Section 5.6.   Capitalization of Qell.
(a)   Section 5.6(a) of the Qell Disclosure Schedules sets forth a true and complete statement of the number and class or series (as applicable) of the issued and outstanding Qell Shares and the Qell Warrants. All outstanding Equity Securities of Qell (except to the extent such concepts are not applicable under the applicable Law of Qell’s jurisdiction of incorporation or other applicable Law) have been duly authorized and validly issued and are fully paid and non-assessable. Such Equity Securities (i) were not issued in violation of the Governing Documents of Qell and (ii) are not subject to any preemptive rights, call option, right of first refusal, subscription rights, transfer restrictions or similar rights of any Person (other than transfer restrictions under applicable Securities Laws or under the Governing Documents of Qell) and were not issued in violation of any preemptive rights, call option, right of first refusal, subscription rights, transfer restrictions or similar rights of any Person. Except for this Agreement, the Ancillary Documents and the transactions contemplated hereby and thereby, there are no outstanding (A) equity appreciation, phantom equity, profit participation rights or (B) options, restricted stock, phantom stock, warrants, purchase rights, subscription rights, conversion rights, exchange rights, calls, puts, rights of first refusal or first offer or other Contracts that could require Qell, and, except as expressly contemplated by this Agreement or the Ancillary Documents, there is no obligation of Qell, to issue, sell or otherwise cause to become outstanding or to acquire, repurchase or redeem any Equity Securities or securities convertible into or exchangeable for Equity Securities of Qell.
(b)   As of the date hereof, Qell has no Subsidiaries and does not own, directly or indirectly, any Equity Securities in any Person.
Section 5.7.   SEC Filings.   Qell has timely filed or furnished all statements, forms, reports and documents required to be filed or furnished by it prior to the date of this Agreement with the SEC pursuant to Federal Securities Laws since its incorporation (collectively, and together with any exhibits and schedules thereto and other information incorporated therein, and as they have been supplemented, modified or amended since the time of filing, the “Qell SEC Reports”), and, as of the Closing Commencement Date, will have filed or furnished all other statements, forms, reports and other documents required to be filed or furnished by it subsequent to the date of this Agreement with the SEC pursuant to Federal Securities Laws through the Closing (collectively, and together with any exhibits and schedules thereto and other information incorporated therein, and as they have been supplemented, modified or amended since the time of filing, but excluding the Registration Statement / Proxy Statement, the “Additional Qell SEC Reports”). Each of the Qell SEC Reports, as of their respective dates of filing, and as of the date of any amendment or filing that superseded the initial filing, complied and each of the Additional Qell SEC Reports, as of their respective dates of filing, and as of the date of any amendment or filing that superseded the initial filing, will comply, in all material respects with the applicable requirements of the Federal Securities Laws (including the Sarbanes-Oxley Act and any rules and regulations promulgated thereunder) applicable to the Qell SEC Reports or the Additional Qell SEC Reports. As of their respective dates of filing, the Qell SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made or will be made, as applicable, not misleading. As of the date of this Agreement, there are no outstanding or unresolved comments in comment letters received from the SEC with respect to the Qell SEC Reports.
Section 5.8.   Trust Account.   As of the date hereof, Qell has an amount in cash in the Trust Account equal to at least $380,000,000. The funds held in the Trust Account are (a) invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations and (b) held in trust pursuant to that certain Investment Management Trust Account Agreement, dated September 29, 2020, between Qell and Continental Stock Transfer & Trust Company, as trustee (the “Trustee”) (the “Trust Agreement”). There are no separate agreements, side letters or other agreements or understandings (whether written or unwritten, express or implied) that would cause the description of the Trust Agreement in the Qell SEC Reports to be inaccurate in any material respect and/or that would entitle any Person to any portion of the proceeds in the Trust Account, the Qell SEC Reports to be inaccurate in any material respect or, to Qell’s knowledge, that would entitle any Person to any portion of the funds in the Trust Account (other than (i) in respect of deferred underwriting commissions or Taxes, (ii) Pre-Closing Qell Holders who shall have elected to redeem their Qell Class A Shares pursuant to the Governing Documents of Qell or (iii) if Qell fails to complete a business combination within the allotted time period and liquidates the Trust Account, subject to the terms of the Trust Agreement, Qell (in limited amounts to permit Qell to pay the expenses of the Trust Account’s liquidation and dissolution) and then the Pre-Closing Qell Holders). Prior to the Closing, none of the funds held in the Trust Account are permitted to be released, except in the circumstances described in the Governing Documents of Qell and the Trust Agreement. Qell has performed all material obligations required to be performed by it to date under, and is not in material default or delinquent in performance or any other respect (claimed or actual) in connection with the Trust Agreement, and, to the knowledge of Qell, no event has occurred which, with due notice or lapse of time or both, would constitute such a material default thereunder. There, as of the date hereof, are no claims or proceedings pending with respect to the Trust Account. Since September 29, 2020, Qell has not released any money from the Trust Account (other than interest income earned on the principal held in the Trust Account as permitted by the Trust Agreement). Upon the consummation of the transactions contemplated hereby, including the distribution of assets from Trust Account to (A) in respect of deferred underwriting commissions or Taxes, (B) Qell shall have no further obligation to Pre-Closing Qell Holders who shall have elected to redeem their Qell Class A Shares pursuant to the Governing Documents of Qell and (C) Holdco, each in accordance with the terms of and as set forth in the Trust Agreement, Qell shall have no further obligation under either the Trust Agreement or the Governing Documents of Qell to liquidate or distribute any assets held in the Trust Account, and the Trust Agreement shall terminate in accordance with its terms.
Section 5.9.    Transactions with Affiliates.   Subject to any duty of confidentiality to which Qell may be subject, Section 5.9 of the Qell Disclosure Schedules sets forth all Contracts between (a) Qell, on the one hand, and (b) any officer, director, employee, partner, member, manager, direct or indirect equityholder (including Sponsor) or Affiliate of either Qell or Sponsor, on the other hand (the Persons identified in this clause (b), “Qell Related Parties”), other than (i) Contracts with respect to a Qell Related Party’s employment with, or the provision of services to, Qell (including benefit plans, indemnification arrangements and other ordinary course compensation from) and (ii) Contracts entered into after the date hereof that are either permitted pursuant to Section 6.9 or entered into in accordance with Section 6.9. No Qell Related Party (A) owns any interest in any material asset used in the business of Qell, (B) possesses, directly or indirectly, any material financial interest in, or is a director or executive officer of, any Person which is a material client, supplier, customer, lessor, lessee or competitor of Qell or (C) owes any material amount to, or is owed material any amount by, Qell. All Contracts, arrangements, understandings, interests and other matters that are required to be disclosed pursuant to this Section 5.9 are referred to herein as “Qell Related Party Transactions”.
Section 5.10.   Litigation.   There is (and since its incorporation there has been) no Proceeding pending or, to Qell’s knowledge, threatened against or involving Qell that, if adversely decided or resolved, would be material to Qell. Neither Qell nor any of their respective properties or assets is subject to any material Order. As of the date of this Agreement, there are no material Proceedings by Qell pending against any other Person.
Section 5.11.   Compliance with Applicable Law.   Qell is (and since its incorporation has been) in compliance with all applicable Laws, except as would not have a Qell Material Adverse Effect.
Section 5.12.   Internal Controls; Listing; Financial Statements.
(a)   Except as not required in reliance on exemptions from various reporting requirements by virtue of Qell’s status as an “emerging growth company” within the meaning of the Securities Act, as modified by the JOBS Act, or “smaller reporting company” within the meaning of the Exchange Act, since its incorporation, (i) Qell has established and maintained a system of internal controls over financial reporting (as defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act) sufficient to provide reasonable assurance regarding the reliability of Qell’s financial reporting and the preparation of Qell’s financial statements for external purposes in accordance with GAAP and (ii) Qell has established and maintained disclosure controls and procedures (as defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act) designed to ensure that material information relating to Qell is made known to Qell’s principal executive officer and principal financial officer by others within Qell.
(b)   Qell has not taken any action prohibited by Section 402 of the Sarbanes-Oxley Act.
(c)   Since its incorporation, Qell has complied in all material respects with all applicable listing and corporate governance rules and regulations of Nasdaq. The classes of securities representing issued and outstanding Qell Class A Shares are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on Nasdaq. As of the date of this Agreement, there is no material Proceeding pending or, to the knowledge of Qell, threatened against Qell by Nasdaq or the SEC with respect to any intention by such entity to deregister Qell Class A Shares or prohibit or terminate the listing of Qell Class A Shares on Nasdaq. Qell has not taken any action that is designed to terminate the registration of Qell Class A Shares under the Exchange Act.

(d)   The Qell SEC Reports contain true and complete copies of the applicable Qell Financial Statements. The Qell Financial Statements (i) fairly present in all material respects the financial position of Qell as at the respective dates thereof, and the results of its operations, shareholders’ equity and cash flows for the respective periods then ended (subject, in the case of any unaudited interim financial statements, to normal year-end audit adjustments (none of which is expected to be material) and the absence of footnotes), (ii) were prepared in conformity with GAAP applied on a consistent basis during the periods involved (except, in the case of any audited financial statements, as may be indicated in the notes thereto and subject, in the case of any unaudited financial statements, to normal year-end audit adjustments (none of which is expected to be material) and the absence of footnotes), (iii) in the case of the audited Qell Financial Statements, were audited in accordance with the standards of the PCAOB and (iv) comply in all material respects with the applicable accounting requirements and with the rules and regulations of the SEC, the Exchange Act and the Securities Act in effect as of the respective dates thereof (including Regulation S-X or Regulation S-K, as applicable).
(e)   Qell has established and maintains systems of internal accounting controls that are designed to provide, in all material respects, reasonable assurance that (i) all transactions are executed in accordance with management’s authorization and (ii) all transactions are recorded as necessary to permit preparation of proper and accurate financial statements in accordance with GAAP and to maintain accountability for Qell’s and its Subsidiaries’ assets. Qell maintains and, for all periods covered by the Qell Financial Statements, has maintained books and records of Qell in the ordinary course of business that accurately and fairly reflect the transactions and dispositions of the assets of Qell in all material respects.
(f)   Since its incorporation, Qell has not received any written notification of any (i) “significant deficiency” in the internal controls over financial reporting of Qell, (ii) “material weakness” in the internal controls over financial reporting of Qell or (iii) fraud, whether or not material, that involves management or other employees of Qell who have a significant role in the internal controls over financial reporting of Qell.
Section 5.13.   Prior Business Operation.   Qell has limited its activities in all material respects to those activities (a) contemplated in the Prospectus (as defined below), or (b) otherwise necessary to consummate the Transactions.
Section 5.14.   Investment Company Act.   Qell is not an “investment company” or a Person directly or indirectly “controlled” by or acting on behalf of a person subject to registration and regulation as an “investment company”, in each case, within the meaning of the Investment Company Act.
Section 5.15.   No Undisclosed Liabilities.   Except for the Liabilities (a) set forth in Section 5.15 of the Qell Disclosure Schedules, (b) incurred in connection with the negotiation, preparation or execution of this Agreement or any Ancillary Documents, the performance of its covenants and agreements in this Agreement or any Ancillary Document or the consummation of the transactions contemplated hereby or thereby, (c) set forth or disclosed in the Qell Financial Statements included in the Qell SEC Reports, (d) that have arisen since the date of the most recent balance sheet included in the Qell SEC Reports in the ordinary course of business, (e) either permitted to be incurred pursuant to Section 6.9 or incurred in accordance with Section 6.9 or (f) that are not, and would not reasonably be expected to be, individually or in the aggregate, material to Qell, Qell has no Liabilities.
Section 5.16.   Tax Matters.
(a)   Qell has prepared and filed all material Tax Returns required to have been filed by it, all such Tax Returns are true and complete in all material respects and prepared in compliance in all material respects with all applicable Laws and Orders, and Qell has paid all material Taxes required to have been paid or deposited by it regardless of whether shown on a Tax Return.
(b)   Qell has timely withheld and paid to the appropriate Tax Authority all material amounts required to have been withheld and paid in connection with amounts paid or owing to any employee, individual independent contractor, other service providers, equity interest holder or other third-party.
(c)   Qell is not currently the subject of a Tax audit or examination, or has been informed in writing of the commencement or anticipated commencement of any Tax audit or examination that has not been resolved or completed, in each case with respect to material Taxes.

(d)   Qell has not consented to extend or waive the time in which any material Tax may be assessed or collected by any Tax Authority, other than any such extensions or waivers that are no longer in effect or that were extensions of time to file Tax Returns obtained in the ordinary course of business, in each case with respect to material Taxes.
(e)   No “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state or local income Tax Law) has been entered into or issued by any Tax Authority with respect to Qell which agreement or ruling would be effective after the Final Closing Date.
(f)   Qell is tax resident only in the Cayman Islands.
(g)   Qell has not taken or agreed not to take any action not contemplated by this Agreement and/or any Ancillary Documents that could reasonably be expected to prevent the Mergers or the Company Share Exchange from qualifying for the Intended Tax Treatment. To the knowledge of Qell, no facts or circumstances exist that could reasonably be expected to prevent the Mergers or the Company Share Exchange from qualifying for the Intended Tax Treatment.
Section 5.17.   Investigation; No Other Representations.
(a)   Qell, on its own behalf and on behalf of its Representatives, acknowledges, represents, warrants and agrees that (i) it has conducted its own independent review and analysis of, and, based thereon, has formed an independent judgment concerning, the business, assets, condition, operations and prospects of, the Group Companies and (ii) it has been furnished with or given access to such documents and information about the Group Companies and their respective businesses and operations as it and its Representatives have deemed necessary to enable it to make an informed decision with respect to the execution, delivery and performance of this Agreement, the Ancillary Documents and the transactions contemplated hereby and thereby.
(b)   In entering into this Agreement and the Ancillary Documents to which it is a party, Qell has relied solely on its own investigation and analysis and the representations and warranties expressly set forth in Article 3, Article 4, in the Ancillary Documents to which it is a party and the Support Agreement and no other representations or warranties of the Company, Holdco or any other Person, either express or implied, and Qell, on its own behalf and on behalf of its Representatives, acknowledges, represents, warrants and agrees that, except for the representations and warranties expressly set forth in Article 3, Article 4, in the Ancillary Documents to which it is a party and the Support Agreement, neither the Company, Holdco nor any other Person makes or has made any representation or warranty, either express or implied, in connection with or related to this Agreement, the Ancillary Documents or the transactions contemplated hereby or thereby.
Section 5.18.   PIPE Financing.   Section 5.18 of the Qell Disclosure Schedules sets forth a complete list of Subscription Agreements that Qell has received and accepted from the Investors as of the date hereof pursuant to which the Investors have committed, subject solely to the terms and conditions thereof and expressly stated therein, to acquire the Holdco Shares set forth therein immediately prior to the Closing. Qell has delivered, or will deliver promptly after the execution and delivery of this Agreement and in any event no later than two (2) Business Days following the date of this Agreement, to the Company true, complete and correct copies of the executed Subscription Agreements. Except as set forth in the Subscription Agreements, there are no conditions precedent to the obligations of the Investors to provide the PIPE Financing or any contingencies that would permit the Investors to reduce the total amount of the PIPE Financing. There are no other agreements, side letters or arrangements relating to the PIPE Financing to which Qell or any of its Affiliates is a party that could impose conditions to the funding of the PIPE Financing, other than those set forth in the Subscription Agreements. To Qell’s knowledge, (i) none of the executed Subscription Agreements have been modified, altered or amended and (ii) none of the commitments under the executed Subscription Agreements have been withdrawn, terminated or rescinded prior to the date of this Agreement. The Subscription Agreements are (or shall be when executed) (as to Qell and to Qell’s knowledge, the other parties thereto) valid, binding and in full force and effect and no event has occurred that, with or without notice, lapse of time, or both, constitutes a default or breach or a failure to satisfy a condition precedent on Qell’s part under the terms and conditions of the Subscription Agreements, other than any such default, breach or failure that has been irrevocably waived by the applicable Investor or otherwise cured in a timely manner by Qell to the satisfaction of such Investor. There are no commitment fees or other fees required to be paid pursuant to the terms of the Subscription Agreements.
Section 5.19.   EXCLUSIVITY OF REPRESENTATIONS AND WARRANTIES.   EXCEPT AS PROVIDED IN THIS ARTICLE 5 (AS AMENDED BY THE QELL DISCLOSURE SCHEDULES), NEITHER QELL NOR ANY OF ITS AFFILIATES, NOR ANY OF THEIR RESPECTIVE DIRECTORS, MANAGERS, OFFICERS, EMPLOYEES, STOCKHOLDERS, PARTNERS, MEMBERS OR REPRESENTATIVES (OR ANY OF THEIR AFFILIATES) HAS MADE, OR IS MAKING, ANY REPRESENTATION OR WARRANTY WHATSOEVER TO THE COMPANY AND/OR HOLDCO OR ANY OF THEIR RESPECTIVE REPRESENTATIVES AND NO SUCH PARTY SHALL BE LIABLE IN RESPECT OF THE ACCURACY OR COMPLETENESS OF ANY INFORMATION PROVIDED OR MADE AVAILABLE TO THE COMPANY AND/OR HOLDCO OR THEIR AFFILIATES. WITHOUT LIMITING THE FOREGOING, THE COMPANY AND HOLDCO ACKNOWLEDGE THAT THE COMPANY AND HOLDCO AND THEIR ADVISORS, HAVE MADE THEIR OWN INVESTIGATION OF QELL.
ARTICLE 6
COVENANTS
Section 6.1.   Conduct of Business of the Company.
(a)   From and after the date of this Agreement until the earlier of the Closing or the termination of this Agreement in accordance with its terms, the Company shall, and the Company shall cause its Subsidiaries to, except as expressly contemplated by this Agreement or any Ancillary Document, as required by applicable Law, as set forth on Section 6.1(a) of the Company Disclosure Schedules, or as consented to in writing by Qell (it being agreed that any request for a consent shall not be unreasonably withheld, conditioned or delayed), (i) operate the business of the Group Companies in the ordinary course in all material respects and in accordance with all applicable law (including, for the avoidance of doubt, advancing the Group Company’s Patent strategy and diligently pursuing Patent filings in accordance with such strategy) and (ii) use commercially reasonable best efforts to maintain and preserve intact the business organization, assets and properties of the Group Companies, taken as a whole.
(b)   Without limiting the generality of the foregoing, from and after the date of this Agreement until the earlier of the Closing or the termination of this Agreement in accordance with its terms, the Company shall, and the Company shall cause its Subsidiaries to, except as expressly contemplated by this Agreement or any Ancillary Document, as required by applicable Law, as set forth on Section 6.1(b) of the Company Disclosure Schedules or as consented to in writing by Qell (such consent, other than in the case of Section 6.1(b)(i), (v), (vi), or (xiv)), not to be unreasonably withheld, conditioned or delayed), not do any of the following:
(i)   declare, set aside, make or pay a dividend (whether in cash or as a deemed dividend) on, or make any other distribution or payment in respect of, any Equity Securities of any Group Company or repurchase, redeem or otherwise acquire, or offer to repurchase, redeem or otherwise acquire, any outstanding Equity Securities of any Group Company, other than dividends or distributions, declared, set aside or paid by any of the Company’s Subsidiaries to the Company or any Subsidiary that is wholly owned by the Company;
(ii)   (A) merge, consolidate, combine or amalgamate any Group Company with any Person or (B) purchase or otherwise acquire (whether by merging or consolidating with, purchasing any Equity Security in or a substantial portion of the assets of, or by any other manner) any corporation, partnership, association or other business entity or organization or division thereof;
(iii)   adopt any amendments, supplements, restatements or modifications to any Group Company Governing Document or the Company Shareholders Agreement;
(iv)   split, combine, reclassify, recapitalize or otherwise amend any terms of any shares or series of the Group Companies’ Equity Securities, except for any such transaction by a wholly owned Subsidiary of the Company that remains a wholly owned Subsidiary of the Company after consummation of such transaction;

(v)   (A) sell, assign, abandon, lease, license or otherwise dispose of any material assets or properties of the Group Companies, other than inventory or obsolete equipment or otherwise in the ordinary course of business or (B) create, subject or incur any Lien over any material assets or properties of the Group Companies (other than Permitted Liens);
(vi)   transfer, issue, sell, grant or otherwise directly or indirectly dispose of, or subject to a Lien, (A) any Equity Securities of any Group Company or (B) any options, warrants, rights of conversion or other rights, agreements, arrangements or commitments obligating any Group Company to issue, deliver or sell any Equity Securities of any Group Company; provided, that the Company can increase the number of Company Common Shares authorized for grant under the Legacy ESOP by the Legacy ESOP Refresh Pool, and provided further, that the Company can grant Legacy Options to eligible service providers to the full extent of the Unallocated Legacy ESOP Pool;
(vii)   incur, create or assume any Indebtedness, other than (A) ordinary course trade payables and (B) for borrowed money in an aggregate amount not to exceed $5,000,000;
(viii)   enter into, modify in any material respect or terminate (other than expiration in accordance with its terms) any Material Contract, in each case, other than in the ordinary course of business consistent with past practice;
(ix)   acquire any ownership interest in any real property other than in the ordinary course of business;
(x)   make any loans, advances or capital contributions to, or guarantees for the benefit of, or any investments in, any Person, other than (A) intercompany loans or capital contributions between the Company and any of its wholly owned Subsidiaries and (B) the reimbursement of expenses of employees in the ordinary course of business;
(xi)   except as required under the terms of any Employee Benefit Plan that is set forth on the Section 3.12(a) of the Company Disclosure Schedules, (A) amend, modify, adopt, enter into or terminate any material Employee Benefit Plan of the Group Companies or any material benefit or compensation plan, policy, program or Contract that would be an Employee Benefit Plan if in effect as of the date hereof or the terms of service, employment or engagement of any director, manager, officer, employee, individual independent contractor or other service providers of the Group Companies who has an annual aggregate compensation (including bonus payments and awards) in excess of $500,000, (B) increase the compensation or benefits payable to any current or former director, manager, officer, employee, individual independent contractor or other service providers of the Group Companies by more than 10% (measured based on the compensation or benefits as of the date hereof) who has an annual aggregate compensation (including bonus payments and awards) in excess of $500,000, or (C) waive or release any noncompetition, non-solicitation, no-hire, nondisclosure or other restrictive covenant obligation of any current or former director, manager, officer, employee, individual independent contractor or other service providers of the Group Companies, or (D) initiate any Proceeding with respect to any current or former director, manager, officer, employee, individual independent contractor or other service provider of the Group Companies;
(xii)   make, change or revoke any material election concerning Taxes, enter into any material Tax closing agreement, settle any material Tax claim or assessment, or consent to any extension or waiver of the limitation period applicable to or relating to any material Tax claim or assessment, other than any such extension or waiver that is obtained in the ordinary course of business;
(xiii)   enter into any settlement, conciliation or similar Contract, the performance of which would involve the payment by the Group Companies in excess of $1,000,000, in the aggregate, or that imposes, or by its terms will impose at any point in the future, any material, non-monetary obligations on any Group Company;
(xiv)   authorize, recommend, propose or announce an intention to adopt, or otherwise effect, a plan of complete or partial liquidation, dissolution, restructuring, recapitalization, reorganization or similar transaction involving any Group Company;

(xv)   change any member of the Group Companies’ methods of accounting in any material respect, other than changes that are made in accordance with PCAOB standards;
(xvi)   enter into any Contract with any broker, finder, investment banker or other Person under which such Person is or will be entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by this Agreement;
(xvii)   except in the ordinary course of business consistent with past practices, (i) grant to or acquire from, or agree to grant to or acquire from, any Person rights to any Intellectual Property Rights that is material to the Company and its Subsidiaries, (ii) dispose of, abandon or permit to lapse any rights to any Company Registered Intellectual Property or (iii) disclose any material Trade Secret of the Company to any Person who has not entered into a written confidentiality agreement and is not otherwise subject to confidentiality obligations;
(xviii)   enter into, amend, terminate or vary, or grant any approval or consent under or in connection with, the Contracts set forth on Section 6.1(b)(xviii) of the Company Disclosure Schedules (it being acknowledged and agreed that it will be unreasonable for Qell to withhold or delay its consent to any such action where the terms on which such Contract is entered into, amended, terminated or varied, or on which such approval or consent is granted under or in connection with such Contract, materially reflects the terms of any term sheet or memorandum of understanding disclosed to Qell as at the date of this Agreement);
(xix)   amend, vary, waive any provision of or terminate any of the Restrictive Covenants;
(xx)   settle, compromise, withdraw, or commence any claim, litigation or other Proceedings with a value in excess of $100,000; or
(xxi)   enter into any Contract to take, or cause to be taken, any of the actions set forth in this Section 6.1.
Section 6.2.   Efforts to Consummate.
(a)   Subject to the terms and conditions herein provided, each of the Parties shall use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement (including (i) the satisfaction, but not waiver, of the closing conditions set forth in Article 7 and, in the case of any Ancillary Document to which such Party will be a party to upon the execution thereof, the execution and delivery of such Ancillary Document, (ii) using reasonable best efforts to obtain the PIPE Financing on the terms and subject to the conditions set forth in the Subscription Agreements, (iii) the Company taking all actions necessary or advisable to cause the agreements set forth on Section 6.2(a) of the Company Disclosure Schedules to be, subject to any conditions precedent expressly set forth thereon, terminated effective as of the Closing without any further obligations or liabilities to Holdco or any of its Affiliates (including the Group Companies or Qell) and (iv) making all such filings with and obtaining all such approvals of Nasdaq to permit Holdco Shares to be issued in accordance with this Agreement to be listed on Nasdaq,). Without limiting the generality of the foregoing, each of the Parties shall use reasonable best efforts to promptly obtain, file with or deliver to, as applicable, any Consents of any Governmental Entities or other Persons that Qell and the Company determine are necessary, proper or advisable to consummate the transactions contemplated by this Agreement or the Ancillary Documents and for any Consent required under the HSR Act, shall make all filings as required no later than fifteen (15) Business Days after the date hereof). The Company shall bear the costs incurred in connection with obtaining such Consents; provided, however, that each Party shall bear its out-of-pocket costs and expenses in connection with the preparation of any such Consents. Qell and Holdco shall promptly inform the Company of any communication between Qell or Holdco, on the one hand, and any Governmental Entity, on the other hand, and the Company shall promptly inform Qell and Holdco of any communication between the Company, on the one hand, and any Governmental Entity, on the other hand, in either case, regarding any of the transactions contemplated by this Agreement or any Ancillary Document.
(b)   From and after the date of this Agreement until the earlier of the Closing or termination of this Agreement in accordance with its terms, the Parties will keep each other apprised of the status of matters relating to any Consent of any Governmental Entity contemplated by this Agreement or any Ancillary Document, including: (i) give the counsel for, the Company, in the case of Qell or Holdco, or, in the case of the Company, Qell and Holdco a reasonable opportunity to review in advance, and consider in good faith the views of the other in connection with, any proposed written communication to any Governmental Entity relating to any Consent of any Governmental Entity contemplated by this Agreement or any Ancillary Document; (ii) furnishing to each other all information required for any application or other filing to be made pursuant to any Antitrust Law in connection with the transactions contemplated by this Agreement or the Ancillary Documents; (iii) not to participate in any substantive meeting or discussion, either in person or by telephone with any Governmental Entity in connection with any Consent of any Governmental Entity contemplated by this Agreement unless it consults with, in the case of Qell or Holdco, the Company, or, in the case of the Company, Qell and Holdco in advance and, to the extent not prohibited by such Governmental Entity, gives, in the case of Qell or Holdco, the Company, or, in the case of the Company, Qell and Holdco, the opportunity to attend and participate in such meeting or discussion and (iv) consult and cooperate with one another in connection with any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of either Party in connection with judicial proceedings under or relating to any Antitrust Law. If either Party thereof receives a request for additional information or documentary material from any such Governmental Entity with respect to the transactions contemplated by this Agreement or the Ancillary Documents, then such Party will use its reasonable best efforts to make, or cause to be made, as expeditiously as possible and after consultation with the other Party, an appropriate response to such request. If, following the date of this Agreement, either Party reasonably believes, or receives notice from a Governmental Entity, that any Consent is required in connection with the Transaction, and which is not otherwise contemplated by this Agreement or any Ancillary Document, the Parties undertake to cooperate with one another in ascertaining the veracity of such requirement, and thereafter procuring such Consent (if so required) in accordance with this Section 6.2.
(c)   Notwithstanding anything to the contrary in the Agreement, in the event that this Section 6.2 conflicts with any other covenant or agreement in this Article 6 that is intended to specifically address any subject matter, then such other covenant or agreement shall govern and control solely to the extent of such conflict.
Section 6.3.   Confidentiality and Access to Information.
(a)   The Parties hereby acknowledge and agree that the information being provided in connection with this Agreement and the consummation of the transactions contemplated hereby is subject to the terms of the Confidentiality Agreement, that remains unaffected.
(b)   From and after the date of this Agreement until the earlier of the Final Closing Date or the termination of this Agreement in accordance with its terms, upon reasonable advance written notice, the Company shall provide, or cause to be provided, to Qell, Holdco and their respective Representatives during normal business hours reasonable access to the directors, officers, books and records of the Group Companies (in a manner so as to not interfere with the normal business operations of the Group Companies). Notwithstanding the foregoing, none of the Group Companies shall be required to disclose to Qell or any of its Representatives any information (i) if and to the extent doing so would (A) violate any Law to which the Group Companies are subject, (B) result in the disclosure of any Trade Secrets of third parties in breach of any Contract with such third party, (C) violate any legally-binding or ethical obligation of the Group Companies with respect to confidentiality, non-disclosure or privacy or (D) jeopardize protections afforded to any of the Group Companies under the attorney-client privilege or the attorney work product doctrine (provided that, in case of each of clauses (A) through (D), the Company shall, and shall cause the other Group Companies to, use commercially reasonable efforts to provide (x) such access as can be provided (or otherwise convey such information regarding the applicable matter as can be conveyed) or (y) such information in a manner without violating such privilege, doctrine, Contract, obligation or Law), or (ii) if any Group Company, on the one hand, and Qell, Holdco or any of their respective Representatives, on the other hand, are adverse parties in a litigation and such information is reasonably pertinent thereto; provided that the Company shall, in the case of clause (i) or (ii), provide prompt written notice of the withholding of access or information on any such basis.
(c)   From and after the date of this Agreement until the earlier of the Final Closing Date or the termination of this Agreement in accordance with its terms, upon reasonable advance written notice, Qell shall provide, or cause to be provided, to Company and its Representatives during normal business hours reasonable access to the directors, officers, books and records of Qell (in a manner so as to not interfere with the normal business operations of Qell). Notwithstanding the foregoing, Qell shall not be required to disclose to the Company or any of its Representatives any information (i) if and to the extent doing so would (A) violate any Law to which Qell is subject, (B) result in the disclosure of any Trade Secrets of third parties in breach of any Contract with such third party, (C) violate any legally-binding or ethical obligation of Qell with respect to confidentiality, non-disclosure or privacy or (D) jeopardize protections afforded to Qell under the attorney-client privilege or the attorney work product doctrine (provided that, in case of each of clauses (A) through (D), Qell shall use commercially reasonable efforts to provide (x) such access as can be provided (or otherwise convey such information regarding the applicable matter as can be conveyed) or (y) such information in a manner without violating such privilege, doctrine, Contract, obligation or Law), or (ii) if Qell or Holdco, on the one hand, and any Group Company or any of their respective Representatives, on the other hand, are adverse parties in a litigation and such information is reasonably pertinent thereto; provided that Qell and Holdco shall, in the case of clause (i) or (ii), provide prompt written notice of the withholding of access or information on any such basis.
Section 6.4.   Public Announcements.
(a)   Subject to Section 6.4(b), Section 6.7 and Section 6.8, none of the Parties or any of their respective Representatives shall issue any press releases or make any public announcements with respect to this Agreement or the transactions contemplated hereby without the prior written consent of, prior to the Closing, the Company and Qell or, after the Closing, Holdco and Qell; provided, however, that each Party may make any such announcement or other communication (i) if such announcement or other communication is required by applicable Law, in which case the disclosing Party and its Representatives shall use reasonable best efforts to consult with the Company (prior to the Closing) or Holdco (after the Closing), if the disclosing party is Qell and/or Holdco, or Qell (prior to the Closing) or Holdco (after the Closing), if the disclosing party is the Company, to review such announcement or communication and the opportunity to comment thereon and the disclosing Party shall consider such comments in good faith, (ii) to the extent such announcements or other communications contain only information previously disclosed in a public statement, press release or other communication previously approved in accordance with this Section 6.4 and (iii) to Governmental Entities in connection with any Consents required to be made under this Agreement or in connection with the transactions contemplated hereby. Notwithstanding anything to the contrary in this Section 6.4 or otherwise in this Agreement, the Parties agree that the Company, Qell, the Sponsor and their respective Representatives may provide general information about the subject matter of this Agreement and the transactions contemplated hereby to any direct or indirect current or prospective investor or in connection with normal fund raising or related marketing or informational or reporting activities.
(b)   The initial press release concerning this Agreement and the transactions contemplated hereby shall be a joint press release in the form agreed by the Company and Qell prior to the execution of this Agreement and such initial press release (the “Signing Press Release”) shall be released as promptly as practicable after the execution of this Agreement on the day thereof. Promptly after the execution of this Agreement, Qell shall file a current report on Form 8-K (the “Signing Filing”) with the Signing Press Release and a description of this Agreement as required by, and in compliance with, the Securities Laws, which the Company shall have the opportunity to review and comment upon prior to filing and Qell shall consider such comments in good faith. The Company, on the one hand, and Qell, on the other hand, shall, prior to the Closing, mutually agree (such agreement not to be unreasonably withheld, conditioned or delayed by either the Company or Qell, as applicable) upon a press release announcing the consummation of the transactions contemplated by this Agreement (the “Closing Press Release”), and on the Final Closing Date, the Parties shall issue the Closing Press Release. Promptly after the Closing (but in any event within four (4) Business Days after the Final Closing Date), Holdco shall file a current report on Form 8-K (the “Closing Filing”) with the Closing Press Release and a description of the Closing as required by Securities Laws which Qell shall have the opportunity to review and comment upon prior to filing and Holdco shall consider such comments in good faith. In connection with the preparation of the Signing Press Release and the Signing Filing, each Party shall, upon written request by any other Party, furnish such other Party with all information concerning itself, its directors, officers and equityholders, and such other matters as may be reasonably necessary for such press release or filing.

Section 6.5.   Tax Matters.
(a)   Tax Treatment.
(i)   The Parties intend that the Company Share Exchange shall constitute a transaction treated as a “reorganization” within the meaning of Section 368(a) of the Code and the Merger shall constitute a transaction treated as a “reorganization” within the meaning of Section 368(a)(l)(F) of the Code, and each Party shall, and shall cause its respective Affiliates to, use reasonable best efforts to so qualify and shall file all Tax Returns consistent with, and take no position inconsistent with (whether in audits, Tax Returns or otherwise), such treatment (whether in audits, Tax Returns or otherwise) unless required to do so pursuant to a “determination” that is final within the meaning of Section 1313(a) of the Code.
(ii)   The Parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a) in respect of each of the Company Share Exchange and the Merger. The Parties shall not, and shall not permit or cause their respective Affiliates to, take any action, or knowingly fail to take any action, which action or failure to act prevents or impedes, or would reasonably be expected to prevent or impede, the Intended Tax Treatment.
(b)   Tax Matters Cooperation. Each of the Parties shall (and shall cause their respective Affiliates to) cooperate fully, as and to the extent reasonably requested by another Party, in connection with the filing of relevant Tax Returns, and any audit or tax proceeding and with any requests that enable Holdco to deduct input VAT and treat the costs as a tax-deductible, with regard to Holdco’s payment obligations under Section 9.6. Such cooperation may include the retention and (upon the other Party’s request) the provision (with the right to make copies) of records and information reasonably relevant to any tax proceeding or audit, making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.
Section 6.6.   Exclusive Dealing.
(a)   From the date of this Agreement until the earlier of the Closing or the termination of this Agreement in accordance with its terms, the Company shall not, and shall cause its Representatives not to, directly or indirectly (i) solicit, initiate, encourage (including by means of furnishing or disclosing information), facilitate, discuss or negotiate, directly or indirectly, any inquiry, proposal or offer (written or oral) to (A) acquire, in one transaction or a series of transactions, all or a substantial portion of any of the assets of any Group Company, the Equity Securities of any Group Company or the businesses of any Group Company (whether by merger, consolidation, recapitalization, purchase or issuance of equity securities, purchase of assets, tender offer or otherwise), or (B) make an equity or similar investment in any Group Company or their respective Affiliates (clause (A) or (B), an “Acquisition Proposal”, provided that, for the avoidance of doubt, neither this Agreement nor any of the Ancillary Documents or any of the transactions contemplated hereby or thereby shall constitute an “Acquisition Proposal” for the purposes of this Section 6.6(a) or otherwise); (ii) furnish or disclose any non-public information to any Person in connection with, or that could reasonably be expected to lead to, an Acquisition Proposal; (iii) enter into any Contract regarding an Acquisition Proposal; (iv) prepare or take any steps in connection with a public offering of any Equity Securities of any Group Company (or any successor to or parent company of any Group Company); or (v) otherwise cooperate in any way with, or assist or participate in, or facilitate or encourage any effort or attempt by any Person to do or seek to do any of the foregoing or seek to circumvent this Section 6.6 or further an Acquisition Proposal. The Company agrees to (x) notify Qell promptly upon receipt of any Acquisition Proposal by any Group Company, and to describe the terms and conditions of any such Acquisition Proposal in reasonable detail (including the identity of the Persons making such Acquisition Proposal), and (y) keep Qell fully informed on a current basis of any modifications to such offer or information.
(b)   From the date of this Agreement until the earlier of the Closing or the termination of this Agreement in accordance with its terms, Qell shall not, and shall cause its Representatives not to, directly or indirectly (i) solicit, initiate, encourage (including by means of furnishing or disclosing information), facilitate, discuss or negotiate, directly or indirectly, any inquiry, proposal or offer (written or oral) to (A) acquire, in one transaction or a series of transactions, all or a material portion of any of the assets of

Qell, the Equity Securities of Qell or the businesses of Qell (whether by merger, consolidation, recapitalization, purchase or issuance of equity securities, purchase of assets, tender offer or otherwise) or (B) make an equity or similar investment in Qell or their Affiliates (clause (A) or (B), an “Qell Acquisition Proposal”, provided that, for the avoidance of doubt, neither this Agreement nor any of the Ancillary Documents or any of the transactions contemplated hereby or thereby shall constitute an “Qell Acquisition Proposal” for the purposes of this Section 6.6(b) or otherwise); (ii) furnish or disclose any non-public information to any Person in connection with, or that could reasonably be expected to lead to, an Qell Acquisition Proposal; (iii) enter into any Contract regarding an Qell Acquisition Proposal; or (iv) otherwise cooperate in any way with, or assist or participate in, or facilitate or encourage any effort or attempt by any Person to do or seek to do any of the foregoing or seek to circumvent this Section 6.6 or further an Qell Acquisition Proposal. Qell agrees to (x) notify the Company promptly upon receipt of any Qell Acquisition Proposal by Qell, and to describe the terms and conditions of any such Qell Acquisition Proposal in reasonable detail (including the identity of any person or entity making such Qell Acquisition Proposal), and (y) keep the Company fully informed on a current basis of any modifications to such offer or information.
Section 6.7.   Preparation of Registration Statement / Proxy Statement.   As promptly as reasonably practicable (but in any event no more than seven (7) Business Days following the delivery of the Audited Financial Statements in accordance with Section 6.13) following the date of this Agreement, Qell, Holdco and the Company shall prepare and mutually agree upon (such agreement not to be unreasonably withheld, conditioned or delayed by any of the Parties), and Holdco shall file with the SEC, the Registration Statement / Proxy Statement (it being understood that the Registration Statement / Proxy Statement shall include a proxy statement / prospectus which will be included therein as a prospectus and which will be used for the Qell Shareholders Meeting to adopt and approve the Transaction Proposals and other matters reasonably related to the Transaction Proposals, all in accordance with and as required by Qell’s Governing Documents, applicable Law, and any applicable rules and regulations of the SEC and Nasdaq). Each of Qell, Holdco and the Company shall use its reasonable best efforts to (a) cause the Registration Statement / Proxy Statement to comply in all material respects with the applicable rules and regulations promulgated by the SEC (including, with respect to the Company, the provision of financial statements for the Group Companies for all periods, and in the form, required to be included in the Registration Statement / Proxy Statement under Securities Laws (after giving effect to any waivers received) or in response to any comments from the SEC); (b) promptly notify the others of, reasonably cooperate with each other with respect to and respond promptly to any comments of the SEC or its staff; (c) have the Registration Statement / Proxy Statement declared effective under the Securities Act as promptly as reasonably practicable after it is filed with the SEC; and (d) keep the Registration Statement / Proxy Statement effective through the Closing in order to permit the consummation of the transactions contemplated by this Agreement. Qell and Holdco, on the one hand, and the Company, on the other hand, shall promptly furnish to the other all information concerning such Party and its Representatives that may be required or reasonably requested in connection with any action contemplated by this Section 6.7 or for including in any other statement, filing, notice or application made by or on behalf of Qell or Holdco to the SEC or Nasdaq in connection with the transactions contemplated by this Agreement and the Ancillary Documents, including delivering customary tax representation letters to counsel, satisfactory to counsel, to enable counsel to deliver any tax opinions requested or required by the SEC to be submitted in connection therewith. If any Party becomes aware of any information that should be disclosed in an amendment or supplement to the Registration Statement / Proxy Statement, then (i) such Party shall promptly inform, in the case of Qell or Holdco, the Company, or, in the case of the Company, Qell thereof; (ii) such Party shall prepare and mutually agree upon with, in the case of Qell or Holdco, the Company, or, in the case of the Company, Qell (such agreement not to be unreasonably withheld, conditioned or delayed), an amendment or supplement to the Registration Statement / Proxy Statement; (iii) Holdco shall file such mutually agreed upon amendment or supplement with the SEC; and (iv) the Parties shall reasonably cooperate, if appropriate, in mailing such amendment or supplement to the Pre-Closing Qell Holders. Holdco and Qell shall promptly advise the Company of the time of effectiveness of the Registration Statement / Proxy Statement, the issuance of any stop order relating thereto or the suspension of the qualification of Holdco Shares for offering or sale in any jurisdiction, and each of Qell and Holdco shall use its reasonable best efforts to have any such stop order or suspension lifted, reversed or otherwise terminated. Each of the Parties hereto shall use reasonable best efforts to ensure that none of the information related to him, her or it or any of his, her or its Representatives, supplied by or on his, her or its behalf for inclusion or incorporation by reference in the Registration Statement / Proxy Statement will, at the time the Registration Statement / Proxy Statement is filed with the SEC, at each time at which it is amended, or at the time it becomes effective under the Securities Act contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.
Section 6.8.   Qell Shareholder Approval.
(a)   As promptly as practicable after the Registration Statement / Proxy Statement is declared effective under the Securities Act, Qell shall duly give notice of, and within thirty (30) days of the effectiveness of the Registration Statement / Proxy Statement, Qell shall duly convene and hold, an extraordinary general meeting (the “Qell Shareholders Meeting”) in accordance with the Governing Documents of Qell, for the purposes of obtaining the Qell Shareholder Approval and, if applicable, any approvals related thereto and providing its shareholders with the opportunity to elect to effect an Qell Shareholder Redemption. Qell shall, through the Qell Board, recommend to its shareholders the (i) adoption and approval of this Agreement and the transactions contemplated hereby and include such recommendation in the Registration Statement / Proxy Statement (the “Business Combination Proposal”); (ii) adoption and approval of any other proposals as either the SEC or Nasdaq (or the respective staff members thereof) may indicate are necessary in its comments to the Registration Statement / Proxy Statement or in correspondence related thereto, and of any other proposals reasonably agreed by Qell, Holdco and the Company as necessary or appropriate in connection with the consummation of the transactions contemplated by this Agreement and the Ancillary Documents; (iii) adoption and approval of the Merger, along with, in each case, Merger Documents and the transactions contemplated thereby (the “Merger Proposal”); and (iv) the adjournment of the Qell Shareholders Meeting, if necessary, to permit further solicitation of proxies because there are not sufficient votes to approve and adopt any of the foregoing (such proposals in (i) through (iv) together, the “Transaction Proposals”); provided, that Qell may postpone or adjourn the Qell Shareholders Meeting (A) to solicit additional proxies for the purpose of obtaining the Qell Shareholder Approval, (B) for the absence of a quorum or (C) to allow reasonable time for the filing or mailing of any supplemental or amended disclosures that Qell has determined, based on the advice of outside legal counsel, is reasonably likely to be required under applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by the Pre-Closing Qell Holders prior to the Qell Shareholders Meeting; provided that in no event shall Qell adjourn the Qell Shareholders Meeting, without the consent of the Company, for more than fifteen (15) days later than the most recently adjourned meeting or to a date more than thirty (30) days after the original date of the Qell Shareholders Meeting or to a date that is beyond the Termination Date.
(b)   Notwithstanding anything in this Agreement to the contrary, if, at any time prior to obtaining the Qell Shareholder Approval, the Board of Directors of Qell determines in good faith, in response to an Intervening Event, after consultation with its outside legal counsel, that the failure of the Qell Board to modify its voting recommendation to Qell Shareholders (in respect of the Business Combination Proposal) (a “Modification in Recommendation”) would reasonably be expected to constitute a breach by the board of directors of Qell of its fiduciary obligations to the Qell Shareholders under applicable Law, the Board of Directors of Qell may, prior to obtaining the Qell Shareholder Approval, make a Modification in Recommendation; provided, however, that Board of Directors of Qell will not be entitled to make, or agree or resolve to make, a Modification in Recommendation unless (i) Qell delivers to the Company a written notice (an “Intervening Event Notice”) advising the Company that the Board of Directors of Qell proposes to take such action and containing the material facts underlying the Board of Directors of Qell’s determination that an Intervening Event has occurred (it being acknowledged that such Intervening Event Notice shall not itself constitute a breach of this Agreement), and (ii) at or after 5:00 p.m., New York City time, on the fifth (5th) Business Day immediately following the day on which Qell delivered the Intervening Event Notice (such period from the time the Intervening Event Notice is provided until 5:00 p.m. New York City time on the fifth (5th) Business Day immediately following the day on which Qell delivered the Intervening Event Notice (it being understood that any material development with respect to an Intervening Event shall require a new notice but with an additional four (4) Business Day (instead of a five (5) Business Day) period from the date of such notice), the “Intervening Event Notice Period”), the Board of Directors of Qell reaffirms in good faith (after consultation with its outside legal counsel) that the failure to make a Modification in Recommendation would be a breach of its fiduciary duties under applicable Law. If requested by the Company, Qell will use its reasonable best efforts to cause its Representatives to, during the Intervening Event Notice Period, engage in good faith negotiations with the Company and its Representatives to make such adjustments in the terms and conditions of this Agreement so as to obviate the need for a Modification in Recommendation. Qell acknowledges that its obligations hereunder to furnish the Registration Statement / Proxy Statement, convene the Qell Shareholders Meeting and solicit the Qell Shareholder Approval as provided hereunder shall apply notwithstanding any Modification in Recommendation in accordance with the terms hereof.
Section 6.9.   Conduct of Business of Qell.   From and after the date of this Agreement until the earlier of the Closing or the termination of this Agreement in accordance with its terms, Qell shall not except as expressly contemplated by this Agreement or any Ancillary Document, as required by applicable Law, as set forth on Section 6.9 of the Qell Disclosure Schedules or as consented to in writing by the Company (such consent not to be unreasonably withheld, conditioned or delayed), do any of the following:
(a)   adopt any amendments, supplements, restatements or modifications to the Trust Agreement, Warrant Agreement or the Governing Documents of Qell or any of its Subsidiaries;
(b)   declare, set aside, make or pay a dividend on, or make any other distribution or payment in respect of, any Equity Securities of Qell or any of its Subsidiaries, or repurchase, redeem or otherwise acquire, or offer to repurchase, redeem or otherwise acquire, any outstanding Equity Securities of Qell or any of its Affiliates, other than, for the avoidance of doubt, for the Qell Shareholder Redemption;
(c)   split, combine or reclassify any of its capital stock or other Equity Securities or issue any other security in respect of, in lieu of or in substitution for shares of its capital stock;
(d)   incur, create or assume any Indebtedness, except for Indebtedness for borrowed money in an amount not to exceed $1,500,000 in the aggregate that is incurred to fund actual obligations due and payable prior to the Closing;
(e)   make any loans or advances to, or capital contributions in, any other Person, other than to, or in, Qell or any of its Subsidiaries;
(f)   issue any Equity Securities of Qell or any of its Subsidiaries or grant any additional options, warrants or stock appreciation rights with respect to Equity Securities of the forgoing of Qell or any of its wholly owned Subsidiaries;
(g)   enter into, renew, modify or revise any Qell Related Party Transaction (or any Contract or agreement that if entered into prior to the execution and delivery of this Agreement would be a Qell Related Party Transaction), other than the entry into any Qell Related Party Contract with respect to the incurrence of Indebtedness permitted by Section 6.9(d);
(h)   engage in any activities or business, or incur any material Liabilities, other than any activities, businesses or Liabilities that are otherwise permitted under this Section 6.9 (including, for the avoidance of doubt, any activities or business contemplated by, or Liabilities incurred in connection with, this Agreement, any Ancillary Document or the Support Agreement) or consented to by the Company pursuant to this Section 6.9;
(i)   authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation or dissolution;
(j)   enter into any Contract with any broker, finder, investment banker or other Person under which such Person is or will be entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by this Agreement; or
(k)   enter into any Contract to take, or cause to be taken, any of the actions set forth in this Section 6.9.
Section 6.10.   Holdco Equity Plans.   Prior to the effectiveness of the Registration Statement / Proxy Statement, the Holdco Board shall approve and adopt the EIP and ESPP (collectively, the “Holdco Equity Plans”) (subject to its approval by the Holdco Shareholders), each in substantially the form attached hereto as Exhibit F, and with any changes or modifications thereto as the Company and Qell may mutually agree

(such agreement not to be unreasonably withheld, conditioned or delayed by either the Company or Qell, as applicable), in the manner prescribed under applicable Laws, effective as of the Final Closing Date.
(a)   The EIP shall reserve a number of shares of Holdco Class A Shares for grant thereunder equal to:
(i)   eight per cent. (8%) of: (A) the number of shares of Holdco Class A Shares and Holdco Class B Shares outstanding following the Closing after giving effect to the Merger and the Transactions contemplated hereby, including, without limitation, the PIPE Financing and Company Share Exchange (but not, for the avoidance of doubt, exercise of any Holdco Warrants), plus (B) the number of Holdco Class A Shares equal to (x) the Allocated Legacy ESOP Pool, multiplied by (y) the Company Common Share Value, plus (C) the number of Holdco Class A Shares equal to (x) Unallocated Legacy ESOP Pool, multiplied by (y) the Company Common Share Value, plus (D) the number of Holdco Class A Shares equal to (x) (1) the Legacy ESOP Refresh Pool less (2) the number of Company Common Shares represented by Legacy Options issued from such Legacy ESOP Refresh Pool prior to Closing, multiplied by (y) the Company Common Share Value; plus
(ii)   (A) the Unallocated Legacy ESOP Pool, multiplied by (B) the Company Common Share Value; plus
(iii)   (A) (x) the Legacy ESOP Refresh Pool less (y) the number of Company Common Shares represented by Legacy Options issued from such Legacy ESOP Refresh Pool prior to Closing, multiplied by (B) the Company Common Share Value; plus
(iv)   (A) the amount of Company Common Shares represented by the Legacy Options outstanding as of the Closing but which following the Closing are forfeited or no longer become exercisable, multiplied by (B) the Company Common Share Value.
(b)   The ESPP shall reserve a number of shares of Holdco Class A Shares for issuance on the terms set forth thereunder equal to the amount as otherwise agreed to by the Company and Qell.
Section 6.11.   Public Filings; Nasdaq Listing.   From the date hereof through the Closing, Qell will keep current and timely file all reports required to be filed or furnished with the SEC and otherwise comply in all material respects with its reporting obligations under applicable Laws. Qell shall use reasonable best efforts to ensure Qell remains listed as a public company on, and for shares of Qell Shares and Qell Warrants to be listed on Nasdaq. Qell shall cause Holdco to, and Holdco shall, use its reasonable best efforts to cause Holdco Shares issuable in accordance with this Agreement to be approved for listing on Nasdaq (and Qell and the Company shall reasonably cooperate in connection therewith), subject to official notice of issuance, as promptly as practicable after the date of this Agreement, and in any event prior to the Final Closing Date and to cause Holdco to satisfy any applicable initial and continuing listing requirements of Nasdaq.
Section 6.12.   Trust Account.   Upon satisfaction or, to the extent permitted by applicable Law, waiver of the conditions set forth in Article 7 and provision of notice thereof to the Trustee, (a) on or prior to the Closing Commencement Date, Qell shall (i) cause the documents, opinions and notices required to be delivered to the Trustee pursuant to the Trust Agreement to be so delivered and (ii) make all appropriate arrangements to cause the Trustee to (A) pay as and when due all amounts, if any, payable to the Public Shareholders of Qell pursuant to the Qell Shareholder Redemption, (B) pay the amounts due to the underwriters of Qell’s initial public offering for their deferred underwriting commissions as set forth in the Trust Agreement and (C) immediately thereafter, pay all remaining amounts then available in the Trust Account to Holdco in accordance with the Trust Agreement, and (b) thereafter, the Trust Account shall terminate, except as otherwise provided therein.
Section 6.13.   Audited Financial Statements.
(a)   As soon as practicable following the date hereof (but in any event no more than ten (10) Business Days following the date hereof), the Company shall provide Qell the audited consolidated balance sheets of the Group Companies as of December 31, 2019 and December 31, 2020, and the related audited consolidated statements of income and cash flows of the Group Companies for each of the years then ended (the “Audited Financial Statements”). The Audited Financial Statements (i) will be prepared in accordance with IFRS applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto), (ii) will fairly present, in all material respects, the financial position, results of operations and cash flows of the Group Companies as at the date thereof and for the period indicated therein, except as otherwise specifically noted therein, and (iii) will contain an unqualified report of the Company’s auditors.
(b)   The Company shall use its commercially reasonable best efforts (i) to assist, upon advance written notice, during normal business hours and in a manner such as to not unreasonably interfere with the normal operation of any member of such Group Company, Holdco and Qell in causing to be prepared in a timely manner any other financial information or statements (including customary pro forma financial statements) that is required to be included in the Registration Statement / Proxy Statement and any other filings to be made by Holdco with the SEC in connection with the Transactions and (ii) to obtain the consents of its auditors with respect thereto as may be required by applicable Law.
Section 6.14.   PIPE Investment; PIPE Documents; Cooperation.   From and after the date of this Agreement until the earlier of the Closing and the termination of this Agreement, each of Qell, the Company and Holdco shall take, or cause to be taken, all reasonable actions and do, or cause to be done, all things necessary, proper or advisable to consummate the transactions contemplated by the Subscription Agreements, including maintaining in effect such Subscription Agreements and shall use its commercially reasonable efforts to: (i) satisfy in all material respects on a timely basis all conditions and covenants applicable to such Party in such Subscription Agreements and otherwise comply with its obligations thereunder and (ii) in the event that all conditions in such Subscription Agreements (other than conditions that such Party or any of its Affiliates waive the satisfaction of and other than those conditions that by their nature are to be satisfied at the Closing) have been satisfied, consummate transactions contemplated by such Subscription Agreements at or prior to Closing. Without limiting the generality of the foregoing, each of Qell and Holdco, on the one hand, and the Company, on the other hand, shall give the other prompt written notice: (A) of any breach or default by any party to any Subscription Agreement known to such Party; and (B) of the receipt of any written notice or other written communication from any party to any Subscription Agreement with respect to any actual or claimed expiration, lapse, withdrawal, breach, default, termination or repudiation by any party to any Subscription Agreement or any material provisions of any Subscription Agreement. Qell or Holdco, on the one hand, and the Company, on the other hand, as applicable, shall deliver all notices it is required to deliver under the Subscription Agreements on a timely basis in order to cause the Investors to consummate the transactions contemplated by the Subscription Agreements at or prior to the Closing.
Section 6.15.   EU Securities Regulation.   From and after the date of this Agreement until the earlier of the Closing and the termination of this Agreement, the Parties shall not make any offer of securities in the European Union in connection with the Transactions other than in accordance with the provisions of the Prospectus Regulation. If the Parties determine that a prospectus or a prospectus exemption document (as applicable) may be required to be published in accordance with the provisions of the Prospectus Regulation, each Party shall use its reasonable best efforts to take such actions and to do such things that such Party deems reasonably necessary or desirable, including the delivery or execution of any documents or instruments reasonably required or desirable in order for the Company or Holdco to publish a prospectus or be exempted from the obligation to publish a prospectus or a prospectus exemption document (as applicable) under the Prospectus Regulation.
Section 6.16.   Indemnification; Directors’ and Officers’ Insurance.
(a)   Each Party agrees that (i) all rights to indemnification or exculpation now existing in favor of the directors and officers of Qell, as provided in Qell’s Governing Documents or otherwise in effect as of the date of this Agreement, in either case, solely with respect to any matters occurring on or prior to the Closing, shall survive the transactions contemplated by this Agreement and shall continue in full force and effect from and after the Closing for a period of six (6) years and (ii) Holdco will perform and discharge all obligations to provide such indemnity and exculpation during such six (6)-year period. To the maximum extent permitted by applicable Law, during such six (6)-year period, Holdco shall advance expenses in connection with such indemnification as provided in Qell’s Governing Documents or other applicable agreements. Notwithstanding the Merger, the indemnification and liability limitation or exculpation provisions contained in the Qell Governing Documents shall, during such six (6)-year period, be deemed to continue as unamended or otherwise modified and as though they remained in full force and effect after the Merger and Closing so as not to adversely affect the rights thereunder of individuals who, as of the Closing or at any time prior to the Closing, were directors or officers of Qell (the “D&O Persons”) were so indemnified.
(b)   Holdco shall not have any obligation under this Section 6.16 to any D&O Person when and if a court of competent jurisdiction shall ultimately determine (and such determination shall have become final and non-appealable) that the indemnification of such D&O Person in the manner contemplated hereby is prohibited by applicable Law.
(c)   Holdco shall purchase, at or prior to the Closing, and maintain in effect for a period of six (6) years after the Final Closing Date, without lapses in coverage, a “tail” policy providing directors’ and officers’ liability insurance coverage for the benefit of those Persons who are currently covered by any comparable insurance policies of Qell as of the date hereof with respect to matters occurring on or prior to the Closing (the “Holdco D&O Tail Policy”). Such “tail” policy shall provide coverage on terms (with respect to coverage and amount) that are substantially the same as (and no less favorable in the aggregate to the insured than) the coverage provided under the Qell’s directors’ and officers’ liability insurance policies as of the date hereof; provided, however that Holdco shall not be required to pay a premium for such “tail” policy in excess of 300% of the most annual premium paid by Qell prior to the date of this Agreement. In the event that the premium for the Holdco D&O Tail Policy is in excess of 300% of the most recent premium paid by Qell prior to the date of this Agreement, Holdco shall purchase the maximum coverage available for 300% of the most recent premium paid by Qell prior to the date of this Agreement.
(d)   If Holdco, any Group Company or any of their respective successors or assigns (i) shall merge or consolidate with or merge into any other corporation or entity and shall not be the surviving or continuing corporation or entity of such consolidation or merger or (ii) shall transfer all or substantially all of their respective properties and assets as an entity in one or a series of related transactions to any Person, then in each such case, proper provisions shall be made so that the successors or assigns of Holdco or such Group Company shall assume all of the obligations set forth in this Section 6.16.
(e)   The D&O Persons entitled to the indemnification, liability limitation, exculpation and insurance set forth in this Section 6.16 are intended to be third-party beneficiaries of this Section 6.16. This Section 6.16 shall survive the consummation of the transactions contemplated by this Agreement and shall be binding on all successors and assigns of Holdco and the Group Companies.
Section 6.17.   Post-Closing Directors and Officers.
(a)   Holdco shall take all such action within its power as may be necessary or appropriate such that (a) effective immediately after the Closing, (i) the Holdco Board shall consist of seven (7) directors (the six (6) remaining directors other than in respect of the Wiegand Board Appointment, the “Remaining Holdco Board Appointments”); and (ii) the Governing Documents of Holdco shall be in a form that reflects the terms set forth on Exhibit B, subject to such amendments, changes and other terms and conditions that may be mutually agreed and are reasonably satisfactory to the Company, Holdco and Qell (the “Agreed Holdco Governing Documents”), and each of Qell, Holdco and the Company shall reasonably cooperate and work in good faith with each other in order to finalize and agree to other terms and conditions of the Agreed Holdco Governing Documents.
(b)   Prior to the mailing of the Registration Statement / Proxy Statement with the SEC, Qell shall designate one (1) individual to serve as a director on the Holdco Board immediately after the Closing for a three year term, who shall be Barry Engle. At the end of such three year term, Qell, acting by Barry Engle, may (but shall not be obliged to) demand that Barry Engle be nominated by the Holdco Board for reelection as a director for up to an additional two year term, subject to any Holdco shareholder approval required by the Holdco Governing Documents.
(c)   Prior to the mailing of the Registration Statement / Proxy Statement with the SEC, the Company shall designate six (6) individuals to serve as directors on the Holdco Board, one of which shall be Daniel Wiegand who shall act as CEO and who shall be appointed in accordance with the Wiegand Board

Appointment, in each case (other than in respect of the Wiegand Board Appointment, which shall occur in accordance with Sections 2.1(e) and 2.2(d) herein), immediately after the Closing.
(d)   Following Closing, the officers of Holdco shall consist of the existing officers of the Company as of immediately prior to the Closing Commencement Date.
Section 6.18.   Conduct of Business of Holdco.
(a)   Except as set forth in Section 6.18 of the Qell Disclosure Schedules, from and after the date of this Agreement until the earlier of the Closing or the termination of this Agreement in accordance with its terms, Holdco shall not take any action, or engage in any activities or business, nor incur any liabilities or obligations, other than (a) those that are incident to its organization, (b) the execution of this Agreement or any Ancillary Document to which it is or will be a party, (c) those that are expressly contemplated by this Agreement or any Ancillary Document (including the enforcement of any of its rights or the performance of any of its obligations under this Agreement or any Ancillary Documents and the consummation of the transactions contemplated hereby or thereby) or (d) those that are consented to in writing by Qell (such consent not to be unreasonably withheld, conditioned or delayed).
(b)   Immediately after the Wiegand Board Appointment and in accordance with Section 2.2, Mr Daniel Wiegand in his capacity of authorized member of the Holdco Board and the Company will execute the following agreements, in a form and substance reasonably satisfactory to Qell (the “Holdco Board Agreements”):
(i)   a service agreement between Holdco and the Company pursuant to which Holdco commits to perform certain services (e.g. investor relations-/capital market interactions-related services) for the Company in return for an arm’s length compensation, and at the same time the Company would grant access to Holdco to its German facilities for undertaking such services; and/or
(ii)   one or more offers of employment to employ one or more employees of the Company as employees of Holdco.
Section 6.19.   Transaction Litigation.   From and after the date of this Agreement until the earlier of the Closing or termination of this Agreement in accordance with its terms, Qell and Holdco, on the one hand, and the Company, on the other hand, shall each notify the other in writing promptly after learning of any shareholder demands or other shareholder Proceeding (including derivative claims) relating to this Agreement, any Ancillary Document or any matters relating thereto (collectively, the “Transaction Litigation”) commenced against, in the case of Qell or Holdco, it or any of its Representatives (in their capacity as a representative of Qell or Holdco) or, in the case of the Company, it or any of its Representatives (in their capacity as a representative of the Company). Qell and Holdco, on the one hand, and the Company, on the other hand, shall each (i) keep the other reasonably informed regarding any Transaction Litigation, (ii) give the other the opportunity to, at its own cost and expense, participate in the defense, settlement and compromise of any such Transaction Litigation and reasonably cooperate with the other in connection with the defense, settlement and compromise of any such Transaction Litigation and (iii) consider in good faith the other’s advice with respect to any such Transaction Litigation. Notwithstanding the foregoing, subject to and without limiting the covenants and agreements, and the rights of the other party set forth in the immediately preceding sentence, Qell and Holdco shall control the negotiation, defense and settlement of any Transaction Litigation brought against Qell, Holdco or any of their Representatives and the Company shall control the negotiation, defense and settlement of any Transaction Litigation brought against the Company or any of its Representatives; provided, however, that in no event shall any of Qell or Holdco or any of their respective Representatives settle or compromise any Transaction Litigation without the prior written consent of the Company nor shall the Company settle or compromise any Transaction Litigation without the prior written consent of Qell (in each such case, the consent of Qell, Holdco or Company (as applicable) not to be unreasonably withheld, conditioned or delayed, provided that it shall be deemed to be reasonable for a party to withhold, condition or delay its consent if any such settlement or compromise (A) does not provide for a legally binding, full, unconditional and irrevocable release of such party and any Representative of such party that is the subject of such Transaction Litigation, (B) provides for (x) the payment of cash any portion of which is payable by such party or any Representative of such party or (y) any non-monetary, injunctive, equitable or similar relief against such party or (C) contains an admission of wrongdoing or lability by such party or any of its Representatives).

Section 6.20.   Holdco Management Incentive Success Awards.   Prior to the effectiveness of the Registration Statement / Proxy Statement, the Holdco Board shall approve the Management Incentive Success Awards effective as of the Final Closing Date, reserving a number of shares of Holdco Class A Shares for grant equal to the Management Incentive Success Awards effective as of the Final Closing Date.
Section 6.21.   Policies.   Prior to the Closing, the Company shall, and shall cause other Group Companies to, adopt and implement commercially reasonable and appropriate internal policies and procedures to prevent, detect and deter violations of applicable anti-bribery, anti-money laundering (including financial crime), anti-corruption and international sanctions laws to which the Group Companies are subject.
Section 6.22.   Cybersecurity Insurance.   Prior to the Closing, the Company shall acquire a commercially reasonable and appropriate (in terms of price, scope of coverage and indemnification) cybersecurity insurance policy from a reputable insurance provider.
ARTICLE 7
CONDITIONS TO CONSUMMATION OF THE
TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT
Section 7.1.   Conditions to the Obligations of the Parties.   The obligations of the Parties to consummate the transactions contemplated by this Agreement are subject to the satisfaction or, if permitted by applicable Law, waiver by all of the Parties of the following conditions:
(a)   any applicable waiting period under the HSR Act shall have expired or terminated and any consent pursuant to any applicable Antitrust Law shall have been obtained;
(b)   no Order or Law issued by any court of competent jurisdiction or other Governmental Entity, FDI Screening, or other legal restraint or prohibition preventing the consummation of (including, where the consummation of the transactions contemplated by this Agreement comprises one or more notifiable acquisitions under the NSI Act, if no approval of such transactions has been received from the UK Secretary of State under the NSI Act), or, in case of an FDI Screening, with respect to, any of the transactions contemplated by this Agreement, shall be in effect or pending (as applicable), and the Parties shall act reasonably and in good faith and consult each other when assessing the application of any such restraint, prohibition or pending FDI Screening;
(c)   the Registration Statement / Proxy Statement shall have become effective in accordance with the provisions of the Securities Act, no stop order shall have been issued by the SEC and shall remain in effect with respect to the Registration Statement / Proxy Statement, and no proceeding seeking such a stop order shall have been threatened or initiated by the SEC and remain pending;
(d)   the Required Qell Shareholder Approval shall have been obtained;
(e)   after giving effect to the transactions contemplated hereby (including the PIPE Financing), Holdco shall have at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) immediately after the Closing;
(f)   Holdco’s initial listing application with Nasdaq in connection with the transactions contemplated by this Agreement shall have been approved and, immediately following the Closing, Holdco shall satisfy any applicable initial and continuing listing requirements of Nasdaq and Holdco shall not have received any notice of non-compliance therewith, and the Holdco Shares shall have been approved for listing on Nasdaq; and
(g)   the Holdco Equity Plans shall have been adopted in accordance with Section 6.10 and approved in accordance with the Required Holdco Shareholder Approval.
Section 7.2.   Other Conditions to the Obligations of Qell and Holdco.   The obligations of Qell or Holdco to consummate the transactions contemplated by this Agreement are subject to the satisfaction or, if permitted by applicable Law, waiver by Qell of the following further conditions:
(a)   (i) the Company Fundamental Representations (other than the representations set forth in Section 3.2(a)) shall be true and correct (without giving effect to any limitation as to “materiality” or

“Company Material Adverse Effect” or any similar limitation set forth herein) in all material respects as of the date hereof and as of the Closing Commencement Date, as though made on and as of the Closing Commencement Date (except to the extent that any such representation and warranty is made of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date), (ii) the representations and warranties set forth in Section 3.2(a) shall be true and correct in all respects (except for de minimis inaccuracies) as of the date hereof and as of the Closing Commencement Date, as though made on and as of the Closing Commencement Date (except to the extent that any such representation and warranty is made of an earlier date, in which case such representation and warranty shall be true and correct in all respects (except for de minimis inaccuracies) as of such earlier date), and (iii) the representations and warranties of the Company set forth in Article 3 (other than the Company Fundamental Representations and Section 3.2(a)) shall be true and correct (without giving effect to any limitation as to “materiality” or “Company Material Adverse Effect” or any similar limitation set forth herein) in all respects as of the date hereof and as of the Closing Commencement Date, as though made on and as of the Closing Commencement Date (except to the extent that any such representation and warranty is made of an earlier date, in which case such representation and warranty shall be true and correct in all respects as of such earlier date), except where the failure of such representations and warranties to be true and correct, taken as a whole, does not cause a Company Material Adverse Effect;
(b)   the Company Shareholders shall have performed and complied in all material respects with the covenants and agreements required to be performed or complied with by it under this Agreement or the Support Agreement at or prior to the Closing;
(c)   since the date of this Agreement, no Company Material Adverse Effect has occurred; and
(d)   at or prior to the Closing, the Company, as applicable, shall have delivered, or caused to be delivered, to Qell the following documents:
(i)   a certificate duly executed by an authorized officer of the Company, dated as of the Closing Commencement Date, to the effect that the conditions specified in Section 7.2(a), Section 7.2(b) and Section 7.2(c) are satisfied, in a form and substance reasonably satisfactory to Qell; and
(ii)   the Registration Rights Agreement duly executed by the Company Shareholders.
Section 7.3.   Other Conditions to the Obligations of the Company.   The obligations of the Company to consummate the transactions contemplated by this Agreement are subject to the satisfaction or, if permitted by applicable Law, waiver by the Company of the following further conditions:
(a)   (i) the Qell Fundamental Representations shall be true and correct in all material respects as of the date hereof and as of the Closing Commencement Date, as though made on and as of the Closing Commencement Date (except to the extent that any such representation and warranty is made of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date), and (ii) the representations and warranties of Qell and Holdco contained in this Agreement (other than the Qell Fundamental Representations) shall be true and correct (without giving effect to any limitation as to “materiality” or “Qell Material Adverse Effect” or any similar limitation set forth herein) in all respects as of the date hereof and as of the Closing Commencement Date, as though made on and as of the Closing Commencement Date (except to the extent that any such representation and warranty is made of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date), except where the failure of such representations and warranties to be true and correct, taken as a whole, does not cause an Qell Material Adverse Effect;
(b)   Qell and Holdco shall have performed and complied in all material respects with the covenants and agreements required to be performed or complied with by them under this Agreement at or prior to the Closing;
(c)   the Aggregate Holdco Transaction Proceeds shall be equal to or greater than $ 450,000,000;

(d)   at or prior to the Closing, Qell shall have delivered, or caused to be delivered, the following documents to the Company:
(i)   a certificate duly executed by an authorized officer of Qell, dated as of the Closing Commencement Date, to the effect that the conditions specified in Section 7.3(a) and Section 7.3(b) are satisfied, in a form and substance reasonably satisfactory to the Company; and
(ii)   the Registration Rights Agreement duly executed by the Sponsor and Holdco; and
(e)   the Holdco Shares issuable in connection with the transactions contemplated by this Agreement shall be duly authorized by the Holdco Shareholder Meeting in the Required Holdco Shareholder Approval and Holdco’s Governing Documents.
Section 7.4.   Frustration of Closing Conditions.   The Company may not rely on the failure of any condition set forth in this Article 7 to be satisfied if such failure was proximately caused by the Company’s failure to use reasonable best efforts to cause the Closing to occur, as required by Section 6.2, or a breach of this Agreement by the Company. Neither Qell nor Holdco may rely on the failure of any condition set forth in this Article 7 to be satisfied if such failure was proximately caused by Qell’s or Holdco’s failure to use reasonable best efforts to cause the Closing to occur, as required by Section 6.2, or a breach of this Agreement by Qell or Holdco.
ARTICLE 8
TERMINATION
Section 8.1.   Termination.   This Agreement may be terminated and the transactions contemplated by this Agreement may be abandoned at any time prior to the Closing:
(a)   by mutual written consent of Qell and the Company;
(b)   by Qell, if any of the representations or warranties set forth in Article 3 shall not be true and correct or if the Company has failed to perform any covenant or agreement on the part of the Company set forth in this Agreement (including an obligation to consummate the Closing) such that the condition to Closing set forth in either Section 7.2(a), or Section 7.2(b) could not be satisfied and the breach or breaches causing such representations or warranties not to be true and correct, or the failures to perform any covenant or agreement, as applicable, is (or are) not cured or cannot be cured within the earlier of (A) thirty (30) days after written notice thereof is delivered to the Company, and (B) the Termination Date; provided, however, that Qell is not then in breach of this Agreement so as to prevent the condition to Closing set forth in either Section 7.3(a) or Section 7.3(b) from being satisfied;
(c)   by the Company, if any of the representations or warranties set forth in Article 4 or Article 5 shall not be true and correct or if Holdco or Qell has failed to perform any covenant or agreement on the part of Holdco or Qell set forth in this Agreement (including an obligation to consummate the Closing) such that the condition to Closing set forth in either Section 7.3(a) or Section 7.3(b) could not be satisfied and the breach or breaches causing such representations or warranties not to be true and correct, or the failures to perform any covenant or agreement, as applicable, is (or are) not cured or cannot be cured within the earlier of (i) thirty (30) days after written notice thereof is delivered to Qell and (ii) the Termination Date; provided, however, that the Company is not then in breach of this Agreement so as to prevent the condition to Closing set forth in Section 7.2(a) or Section 7.2(b) from being satisfied;
(d)   by either Qell or the Company, if the transactions contemplated by this Agreement shall not have been consummated on or prior to the later of (i) the date that is six (6) calendar months after the date of this Agreement, and (ii) the date that is 6 calendar months following (A) notification from the BMWi, within six (6) calendar months of this Agreement, that a certificate of non-objection is required in respect of the Transaction, or (B) the Parties’ mutual decision, within six (6) calendar months of this Agreement, to seek a certificate of non-objection from the BMWi (the “Termination Date”); provided that (i) the right to terminate this Agreement pursuant to this Section 8.1(d) shall not be available to Qell if Qell’s or Holdco’s breach of any of their respective covenants or obligations under this Agreement shall have proximately caused the failure to consummate the transactions contemplated by this Agreement on or before the Termination Date and (ii) the right to terminate this Agreement pursuant to this Section 8.1(d) shall not be available to the Company if the Company’s breach of any of his, her or its covenants or obligations under this Agreement shall have proximately caused the failure to consummate the transactions contemplated by this Agreement on or before the Termination Date;
(e)   by either Qell or the Company, if any Governmental Entity shall have issued an Order or taken any other action permanently enjoining, restraining or otherwise prohibiting the transactions contemplated by this Agreement and such Order or other action shall have become final and nonappealable; or
(f)   by either Qell or the Company if the Qell Shareholders Meeting has been held (including any adjournment thereof) and concluded, Qell’s shareholders have duly voted and the Required Qell Shareholder Approval was not obtained.
Section 8.2.   Effect of Termination.   In the event of the termination of this Agreement pursuant to Section 8.1, this entire Agreement shall forthwith become void (and there shall be no Liability or obligation on the part of the Parties and their respective Representatives) with the exception of (a) Section 6.3, this Section 8.2, Article 1 and Article 9 (to the extent related to the foregoing), each of which shall survive such termination and remain valid and binding obligations of the Parties and (b) the Confidentiality Agreement, which shall survive such termination and remain valid and binding obligations of the parties thereto in accordance with its terms. Notwithstanding the foregoing, the termination of this Agreement pursuant to Section 8.1 shall not affect any Liability on the part of any Party for a willful or material breach of any covenant or agreement set forth in this Agreement prior to such termination or actual fraud.
ARTICLE 9
MISCELLANEOUS
Section 9.1.   Non-Survival.   The representations, warranties, agreements and covenants in this Agreement shall terminate immediately following completion of the Closing, except for Section 6.4 (Public Announcements), Section 6.10 (Holdco Equity Plans), Section 6.16 (Indemnification; Directors’ and Officers’ Insurance) and Section 6.17 (Post-Closing Directors and Officers), which by their terms contemplate performance after the Closing.
Section 9.2.   Entire Agreement; Assignment.   This Agreement (together with the Ancillary Documents) constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof. This Agreement may not be assigned by any Party (whether by operation of law or otherwise) without the prior written consent of Qell or Holdco (prior to the Closing) or the Sponsor (after the Closing), on the one hand, and the Company, on the other hand. Any attempted assignment of this Agreement not in accordance with the terms of this Section 9.2 shall be void.
Section 9.3.   Amendment.   This Agreement may be amended or modified only by a written agreement executed and delivered by (a) Qell and Holdco on the one hand, and the Company, on the other hand, prior to the Closing and (b) Holdco, on the one hand, and the Company, on the other hand, after the Closing; provided, however, that none of the provisions that survive the Closing shall be amended or modified without the prior written consent of the Sponsor. This Agreement may not be modified or amended except as provided in the immediately preceding sentence and any purported amendment by any Party or Parties effected in a manner which does not comply with this Section 9.3 shall be void, ab initio.
Section 9.4.   Notices.   All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given) by delivery in person, by facsimile (having obtained electronic delivery confirmation thereof), e-mail (having obtained electronic delivery confirmation thereof), or by registered or certified mail (postage prepaid, return receipt requested) (upon receipt thereof) to the other Parties as follows:

(a)
If to Qell or, before the Closing, Holdco to:

Qell Acquisition Corp.
505 Montgomery Street, Suite 1100
San Francisco, CA 94111
Attention:
Barry Engle
Sam Gabbita

E-mail:
sam.gabbita@qellpartners.com
Barry.engle@qellpartners.com

with a copy (which shall not constitute notice) to:
Goodwin Proctor LLP
100 Northern Avenue
Boston, MA 02210
Attention:
Jocelyn Arel
Joshua Klazkin

E-mail:
Jarel@goodwinlaw.com
Jklatzkin@goodwinlaw.com

(b)
If to the Company or, after the Closing, Holdco to:

Lilium GmbH
Claude-Dornier Straße 1, Geb. 335
82234 Wessling Germany
Attention:
CEO

E-mail:
daniel.wiegand@lilium.com

with a copy (which shall not constitute notice) to:
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 02210
Attention:
Carl P. Marcellino
Tara Fisher

E-mail:
carl.marcellino@ropesgray.com
tara.fisher@ropesgray.com

with a copy (which shall not constitute notice) to:
Orrick, Herrington & Sutcliffe (UK) LLP
107 Cheapside
London EC2V 6DN
United Kingdom
Attention:
Christopher Grew
Christopher Rödter

E-mail:
cgrew@orrick.com
croedter@orrick.com

or to such other address as the Party to whom notice is given may have previously furnished to the others in writing in the manner set forth above.
Section 9.5.   Governing Law.   This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of New York (except that the Cayman Islands Acts shall apply to the Merger).
Section 9.6.   Fees and Expenses.   Except as otherwise set forth in this Agreement, all fees and expenses incurred in connection with this Agreement, the Ancillary Documents and the transactions contemplated hereby and thereby, including the fees and disbursements of counsel, financial advisors and accountants, shall be paid by the Party incurring such fees or expenses; provided that, for the avoidance of doubt, (a) if this Agreement is terminated in accordance with its terms, the Company shall pay, or cause to be paid, all Unpaid Company Expenses and Qell shall pay, or cause to be paid, all Unpaid Qell Expenses and Unpaid Holdco Expenses and (b) if the Closing occurs, then Holdco shall pay or reimburse, or cause to be paid or reimbursed, all Unpaid Qell Expenses, while Unpaid Company Expenses shall be paid by the Company. Holdco will render services against consideration to the Company. In this respect, Holdco will enter and charge a consideration for its services that includes expenses incurred by Holdco itself, but arising for the ultimate benefit of the Company. A respective service agreement between Holdco and the Company shall be concluded as part of the Holdco Board Agreements.
Section 9.7.   Construction; Interpretation.   The term “this Agreement” means this Business Combination Agreement together with the Schedules and Exhibits hereto, as the same may from time to time be amended, modified, supplemented or restated in accordance with the terms hereof. The headings set forth in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement. No Party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions hereof, and all provisions of this Agreement shall be construed according to their fair meaning and not strictly for or against any Party. Unless otherwise indicated to the contrary herein by the context or use thereof: (a) the words, “herein”, “hereto”, “hereof” and words of similar import refer to this Agreement as a whole, including the Schedules and Exhibits, and not to any particular section, subsection, paragraph, subparagraph or clause set forth in this Agreement; (b) masculine gender shall also include the feminine and neutral genders, and vice versa; (c) words importing the singular shall also include the plural, and vice versa; (d) the words “include”, “includes” or “including” shall be deemed to be followed by the words “without limitation”; (e) references to “$” or “dollar” or “US$” shall be references to United States dollars; (f) the word “or” is disjunctive but not necessarily exclusive; (g) the words “writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form; (h) the word “day” means calendar day unless Business Day is expressly specified; (i) the word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”; (j) all references to Articles, Sections, Exhibits or Schedules are to Articles, Sections, Exhibits and Schedules of this Agreement; (k) the words “provided” or “made available” or words of similar import (regardless of whether capitalized or not) shall mean, when used with reference to documents or other materials required to be provided or made available to Qell, any documents or other materials posted to the Data Room as of 5:00 p.m., Eastern Time, at least one (1) day prior to the date hereof; (l) the word “ordinary course of business” means an action taken, or omitted to be taken, in the ordinary and usual course of the Company’s or Qell’s business, as applicable, consistent with past practice (including, for the avoidance of doubt, recent past practice in light of COVID-19); provided, that, notwithstanding anything to the contrary contained in this Agreement, nothing herein shall prevent the Company from taking or failing to take any COVID-19 Actions and (i) no such COVD-19 Actions shall be deemed to violate or breach this Agreement in any way, (ii) all such COVID-19 Actions shall be deemed to constitute an action taken in the ordinary course of business and (iii) no such COVID-19 Actions shall serve as a basis for Qell to terminate this Agreement or assert that any of the conditions to the Closing contained herein have not been satisfied; (m) all references to any Law will be to such Law as amended, supplemented or otherwise modified from time to time; and (n) all references to any Contract are to that Contract as amended or modified from time to time in accordance with the terms thereof (subject to any restrictions on amendments or modifications set forth in this Agreement). If any action under this Agreement is required to be done or taken on a day that is not a Business Day, then such action shall be required to be done or taken not on such day but on the first succeeding Business Day thereafter. For the avoidance of doubt, in the event of a conflict between the terms of this Agreement and the Support Agreement, the terms of this Agreement shall prevail.
Section 9.8.   Exhibits and Schedules.   All Exhibits and Schedules, or documents expressly incorporated into this Agreement, shall form an integral part of this Agreement and are hereby incorporated into this Agreement and are hereby made a part hereof as if set out in full in this Agreement. The Schedules shall be arranged in Sections and subsections corresponding to the numbered and lettered Sections and subsections set forth in this Agreement. Any item disclosed in the Company Disclosure Schedules or in the Qell Disclosure Schedules corresponding to any Section or subsection of Article 3 (in the case of the Company Disclosure Schedules) or Article 5 or Article 4 (in the case of the Qell Disclosure Schedules) shall be deemed to have been disclosed with respect to every other Section and subsection of Article 3 (in the case of the Company Disclosure Schedules) or Article 5 or Article 4 (in the case of the Qell Disclosure Schedules), as applicable, where the relevance of such disclosure to such other Section or subsection is reasonably apparent on the face of the disclosure. The information and disclosures set forth in the Schedules that correspond to the section or subsections of Article 3, 4 or 5 may not be limited to matters required to be disclosed in the Schedules, and any such additional information or disclosure is for informational purposes only and does not necessarily include other matters of a similar nature.
Section 9.9.   Parties in Interest.   This Agreement shall be binding upon and inure solely to the benefit of each Party and its successors and permitted assigns and, except as provided in Section 6.16, Section 6.17, the last sentence of this Section 9.9 and Section 9.13, nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement. The Sponsor shall be an express third-party beneficiary of Section 9.2, Section 9.3, Section 6.17 and this Section 9.9.
Section 9.10.   Severability.   Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable Law, but if any term or other provision of this Agreement is held to be invalid, illegal or unenforceable under applicable Law, all other provisions of this Agreement shall remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision of this Agreement is invalid, illegal or unenforceable under applicable Law, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.
Section 9.11.   Counterparts; Electronic Signatures.   This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile, e-mail or scanned pages shall be effective as delivery of a manually executed counterpart to this Agreement.
Section 9.12.   Knowledge of Company; Knowledge of Qell.
(a)   For all purposes of this Agreement, the phrase “to the Company’s knowledge” and “known by the Company” and any derivations thereof shall mean as of the applicable date, the actual knowledge of the individuals set forth on Section 9.12(a) of the Company Disclosure Schedules, assuming reasonable due inquiry and investigation of his or her direct reports.
(b)   For all purposes of this Agreement, the phrase “to Qell’s knowledge” and “to the knowledge of Qell” and any derivations thereof shall mean as of the applicable date, the actual knowledge of the individuals set forth on Section 9.12(b) of the Qell Disclosure Schedules, assuming reasonable due inquiry and investigation of his or her direct reports. For the avoidance of doubt, none of the individuals set forth on Section 9.12(b) of the Company Disclosure Schedules or Section 9.12(b) of the Qell Disclosure Schedules shall have any personal Liability or obligations regarding such knowledge.
Section 9.13.   No Recourse.   This Agreement may only be enforced against, and any action for breach of this Agreement may only be made against, the Parties, and none of the Representatives of Qell (including the Sponsor) or the Company (including directors, officers, employees and shareholders) shall have any Liability arising out of or relating to this Agreement or the transactions contemplated hereby, including with respect to any claim (whether in tort, contract or otherwise) for breach of this Agreement or in respect of any written or oral representations made or alleged to be made in connection herewith, as expressly provided herein.
Section 9.14.   Extension; Waiver.   The Company may (a) extend the time for the performance of any of the obligations or other acts of Qell or Holdco set forth herein, (b) waive any inaccuracies in the representations and warranties of Qell or Holdco set forth herein or (c) waive compliance by Qell or Holdco with any of the agreements or conditions set forth herein. Qell or Holdco may prior to the Merger Effective Time (i) extend the time for the performance of any of the obligations or other acts of the Company set forth herein, (ii) waive any inaccuracies in the representations and warranties of the Company set forth herein or (iii) waive compliance by the Company with any of the agreements or conditions set forth herein. Any agreement on the part of Qell or Holdco to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of Qell or Holdco (as applicable) and any agreement on the part of the Company to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of the Company. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition of this Agreement. The failure of any Party to assert any of its rights hereunder shall not constitute a waiver of such rights.
Section 9.15.   Waiver of Jury Trial.   THE PARTIES EACH HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. THE PARTIES EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (a) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (b) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (c) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (d) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.15.
Section 9.16.   Arbitration.   Each of the Parties irrevocably and unconditionally agrees that any Proceeding based upon, arising out of or related to this Agreement or any of the transactions contemplated hereby (each, a “Related Proceeding”) shall be finally settled by binding arbitration in accordance with the Rules of Arbitration of the International Chamber of Commerce (as amended from time to time) by three arbitrators. Any Related Proceeding shall be decided by a panel of three (3) arbitrators seated in New York, New York. Each arbitrator must be (a) an attorney with significant experience in negotiating complex commercial transactions, or a judge seated on, or retired from, a U.S. federal court sitting in the Southern District of New York and (b) neutral and independent of each Party. The Parties agree, pursuant to Article 30(2)(b) of the Rules of Arbitration of the International Chamber of Commerce, that the Expedited Procedure Rules shall apply irrespective of the amount in dispute. The arbitrators may enter a default decision against any Party who fails to participate in the arbitration proceedings with respect to any Related Proceeding. The language of the proceeding shall be English. The decision of the arbitrators on the points in dispute will be final, unappealable and binding, and judgment on the award may be entered in any court having jurisdiction thereof. The Parties and the arbitrators will keep confidential, and will not disclose to any Person, except the Parties’ respective Representatives (who shall keep any such information confidential as provided in this sentence), or as may be required by applicable Law or any Order of a Governmental Entity of competent jurisdiction, the existence of any Related Proceeding under this Section 9.16, the referral of any such Related Proceeding to arbitration or the status or resolution thereof. The initiation of any Related Proceeding pursuant to this Section 9.16 will toll the applicable statute of limitations for the duration of any such Related Proceeding.
Section 9.17.   Remedies.   Except as otherwise expressly provided herein, any and all remedies provided herein will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the Parties do not perform their respective obligations under the provisions of this Agreement (including failing to take such actions as are required of them hereunder to consummate the transactions contemplated by this Agreement) in accordance with their specific terms or otherwise breach such provisions. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, in each case, without posting a bond or undertaking and without proof of damages and this being in addition to any other remedy to which they are entitled at law or in equity. Each of the Parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief when expressly available pursuant to the terms of this Agreement on the basis that the other parties have an adequate remedy at law or an award of specific performance is not an appropriate remedy for any reason at law or equity.
Section 9.18.   Trust Account Waiver.   Qell has filed with the SEC its final prospectus (File No. 333-248765) on September 25, 2020, which is publicly available (the “Prospectus”). The Company and Holdco each acknowledges and agrees and understand that Qell has established a trust account (the “Trust Account”) containing the proceeds of its initial public offering (the “IPO”) and from certain private placements occurring simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of Qell’s public shareholders (including overallotment shares acquired by Qell’s underwriters, the “Public Shareholders”), and Qell may disburse monies from the Trust Account only in the express circumstances described in the Prospectus. For and in consideration of Qell entering into this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Holdco each hereby agrees on behalf of itself and its Representatives that, notwithstanding anything to the contrary in this Agreement, none of the Company, Holdco or any of their respective Representatives does now or shall at any time hereafter have any right, title, interest or claim of any kind in or to any monies in the Trust Account or distributions therefrom, or make any claim against the Trust Account (including any distributions therefrom), regardless of whether such claim arises as a result of, in connection with or relating in any way to, this Agreement or any proposed or actual business relationship between Qell or its Representatives, on the one hand, and the Company, Holdco or any of their respective Representatives, on the other hand, or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to hereafter as the “Trust Account Released Claims”). The Company and Holdco on its own behalf and on behalf of its Representatives hereby irrevocably waives any Trust Account Released Claims that the Company, Holdco or any of their respective Representatives may have against the Trust Account (including any distributions therefrom) now or in the future as a result of, or arising out of, any negotiations, or Contracts with Qell or its Representatives and will not seek recourse against the Trust Account (including any distributions therefrom) for any reason whatsoever (including for an alleged breach of any agreement with Qell or its Affiliates).
*   *   *   *   *

IN WITNESS WHEREOF, each of the Parties has caused this Business Combination Agreement to be duly executed on its behalf as of the day and year first above written.
QELL DUTCHCO B.V.
By:	/s/ Attorney
Name:	Attorney
Title:	A validly appointed attorney under power of attorney.
LILIUM GMBH
By:	/s/ Attorney
Name:	Attorney
Title:	A validly appointed attorney under power of attorney.
QELL ACQUISITION CORP.
By:	/s/ Attorney
Name:	Attorney
Title:	A validly appointed attorney under power of attorney.
QUEEN CAYMAN MERGER LLC
By:	/s/ Attorney
Name:	Attorney
Title:	A validly appointed attorney under power of attorney.
[Signature Page to Business Combination Agreement]

AMENDMENT NO. 1
with respect to the
BUSINESS COMBINATION AGREEMENT
BY AND AMONG
LILIUM B.V. (F/K/A QELL DUTCHCO B.V.),
QUEEN CAYMAN MERGER LLC,
QELL ACQUISITION CORP.,
AND
LILIUM GMBH
DATED AS OF JULY 14, 2021

AMENDMENT AGREEMENT
This AMENDMENT NO. 1 (this “Agreement”), dated as of July 14, 2021, to the
Business Combination Agreement, is made by and among Lilium B.V. (f/k/a Qell DutchCo B.V.), a Netherlands limited liability company (“Holdco”), Queen Cayman Merger LLC, a Cayman Islands limited liability company (“Merger Sub”), Qell Acquisition Corp., a blank check company incorporated as a Cayman Islands exempted company (“Qell”) and Lilium GmbH, a German limited liability company (the “Company”). Each of Holdco, Merger Sub, Qell and the Company shall individually be referred to herein from time to time as a “Party” and collectively as the “Parties”. Capitalized terms used but not otherwise defined herein have the meaning ascribed to them in the Business Combination Agreement.
WHEREAS, the Parties have entered into that certain Business Combination Agreement, dated March 28, 29 and 30, 2021, by and among Holdco, Merger Sub, Qell and the Company (the “Business Combination Agreement”), under which Qell and the Company have agreed, subject to certain prerequisites being met, to combine their businesses (the “Business Combination”).
WHEREAS, the Parties agreed in Section 6.17 of the Business Combination Agreement that, effective immediately after the Closing, the board of directors of Holdco (the “Holdco Board”) shall initially consist of a total of seven (7) directors and that, in connection therewith, prior to the mailing of the Registration Statement / Proxy Statement, the Parties would designate certain individuals to serve as directors on the Holdco Board immediately after the Closing.
WHEREAS, the Parties consider that it is in the best interest of Holdco and the other Parties to adjust the initial size of the Holdco Board, effective immediately after the Closing, to consist of at least five (5) and up to a total of nine (9) directors, and to designate a corresponding number of individuals to serve as directors thereon immediately after the Closing, provided that Mr. Daniel Wiegand shall remain the sole executive director on the Holdco Board.
NOW, THEREFORE, in consideration of the premises and the mutual promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, each intending to be legally bound, hereby agree as follows:
ARTICLE 1
AMENDMENT
Section 1.1.    Amendment to Business Combination Agreement. Sections 6.17(a), (b) and (c) of the Business Combination Agreement are hereby amended and restated in their entirety to read as follows:
Section 6.17    Post-Closing Directors and Officers.
(a)   Holdco shall take all such action within its power as may be necessary or appropriate such that (a) effective immediately after the Closing, (i) the Holdco Board shall consist of at least five (5) and up to a total of nine (9) directors (the up to eight (8) remaining directors other than in respect of the Wiegand Board Appointment, the “Remaining Holdco Board Appointments”); and (ii) the Governing Documents of Holdco shall be in a form that reflects the terms set forth on Exhibit B, subject to such amendments, changes and other terms and conditions that may be mutually agreed and are reasonably satisfactory to the Company, Holdco and Qell (the “Agreed Holdco Governing Documents”), and each of Qell, Holdco and the Company shall reasonably cooperate and work in good faith with each other in order to finalize and agree to other terms and conditions of the Agreed Holdco Governing Documents.
(b)   Prior to the mailing of the Registration Statement / Proxy Statement with the SEC, Qell shall designate one (1) individual to serve as a director on the Holdco Board immediately after the Closing for a three year term, who shall be Barry Engle. At the end of such three year term, Qell, acting by Barry Engle, may (but shall not be obliged to) demand that Barry Engle be nominated by the Holdco Board for reelection as a director for up to an additional two year term, subject to any Holdco shareholder approval required by the Holdco Governing Documents.
(c)   Prior to the Closing, the Company shall designate at least four (4) and up to a total of eight (8) individuals to serve as directors on the Holdco Board, one of which shall be Daniel Wiegand who shall act as CEO and who shall be appointed in accordance with the Wiegand Board Appointment, in each case (other than in respect of the Wiegand Board Appointment, which shall occur in accordance with Sections 2.1(e) and 2.2(d) herein), immediately after the Closing.
Section 1.2. Exhibits.    Exhibit B to the Business Combination Agreement is hereby amended and restated in its entirety in the form set forth as Exhibit B hereto.
ARTICLE 2
MISCELLANEOUS
Section 2.1.    Miscellaneous.    Sections 9.1 through 9.4 (inclusive) and Sections 9.7 through 9.18 (inclusive) of the Business Combination Agreement shall apply mutatis mutandis to this Agreement and shall be an integral part of this Agreement.
Section 2.2.    No Other Modification.    Except as expressly modified by this Agreement, the terms of the Business Combination Agreement remain unchanged, and the Business Combination Agreement remains in full force and effect.
Section 2.3.    Governing Law.    This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of New York (except that the Cayman Islands Acts shall apply to the Merger).
Section 2.4.    Fees and Expenses.    Except as otherwise set forth in this Agreement, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby and thereby, including the fees and disbursements of counsel, financial advisors and accountants, shall be paid by the Party incurring such fees or expenses. The notarization fees shall be borne by the Company.
* * * * *

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be duly executed on its behalf as of the day and year first above written.
LILIUM B.V.
By:   /s/ Attorney

Name:
Attorney

Title:
A validly appointed attorney under power of attorney

LILIUM GMBH
By:   /s/ Attorney

Name:
Attorney

Title:
A validly appointed attorney under power of attorney

QELL ACQUISITION CORP.
By:   /s/ Attorney

Name:
Attorney

Title:
A validly appointed attorney under power of attorney

QUEEN CAYMAN MERGER LLC
By:   /s/ Attorney

Name:
Attorney

Title:
A validly appointed attorney under power of attorney

ANNEX B — PLAN OF MERGER
DATED                   2021
(1) QUEEN CAYMAN MERGER LLC
(2) QELL ACQUISITION CORP.

PLAN OF MERGER

REF: RL/JS/KW/169388

THIS PLAN OF MERGER is made on                   2021
BETWEEN
(1)
Queen Cayman Merger LLC, a limited liability company formed under the laws of the Cayman Islands having its registered office at the offices of Campbells Corporate Services Limited, Floor 4, Willow House, Cricket Square, Grand Cayman KY1-9010, Cayman Islands (the “Surviving Company”); and

(2)
Qell Acquisition Corp., an exempted company incorporated under the laws of the Cayman Islands having its registered office at the offices of Campbells Corporate Services Limited, Floor 4, Willow House, Cricket Square, Grand Cayman KY1-9010, Cayman Islands (the “Merging Company” and together with the Surviving Company, the “Companies”).

WHEREAS
(A)
The managing member of the Surviving Company and the board of directors of the Merging Company have approved the merger of the Companies, with the Surviving Company continuing as the surviving company (the “Merger”), upon the terms and subject to the conditions of the Business Combination Agreement dated March 30, 2021 by and among Lilium B.V. (f/k/a Qell DutchCo B.V.) (“Holdco”), the Surviving Company, Merging Company and Lilium GmbH (the “Business Combination Agreement”) and this Plan of Merger and pursuant to provisions of Part XVI of the Companies Act (as amended) (the “Companies Act”) and the provisions of Part X of the Limited Liability Companies Act (as amended) (the “LLC Act” and together with the Companies Act, the “Cayman Acts”).

(B)
The members of each of the Surviving Company and the Merging Company have adopted this Plan of Merger on the terms and subject to the conditions set forth herein and otherwise in accordance with the Cayman Acts.

(C)
Each of the Surviving Company and the Merging Company wishes to enter into this Plan of Merger pursuant to the provisions of Part XVI of the Companies Act and Part X of the LLC Act.

IT IS AGREED
1.
DEFINITIONS AND INTERPRETATION

1.1
Terms not otherwise defined in this Plan of Merger shall have the meanings given to them in the Business Combination Agreement, a copy of which is annexed at Annexure 1 hereto.

2.
PLAN OF MERGER

2.1
Company Details:

(a)
The constituent companies (as defined in the Companies Act) to this Plan of Merger are the Surviving Company and the Merging Company.

(b)
The surviving company (as defined in the Companies Act) and the surviving entity (as defined in the LLC Act) is the Surviving Company.

(c)
The registered office of the:

(i)
Surviving Company is Campbells Corporate Services Limited, Floor 4, Willow House, Cricket Square, Grand Cayman KY1-9010, Cayman Islands; and

(ii)
Merging Company is Campbells Corporate Services Limited, Floor 4, Willow House, Cricket Square, Grand Cayman KY1-9010, Cayman Islands.

(d)
Immediately prior to the Effective Time, all of the limited liability company interest of the Surviving Company is held by Holdco as the managing member.

(e)
Immediately prior to the Effective Time, the authorised share capital of the Merging Company is

US$50,000 divided into 200,000,000 Class A Ordinary Shares of US$0.0001 each, 20,000,000 Class B Ordinary Shares of US$0.0001 and 1,000,000 Preference Shares of US $0.028 each.
2.2
Effective Time

In accordance with section 233(13) of the Companies Act and Section 57, the Merger shall be effective at [time] on [date], being a date not more than the ninetieth day following the date of on which this Plan of Merger is filed with the Registrar (such date and time, the “Effective Time”).
2.3
Terms and Conditions; Share Rights

The terms and conditions of the Merger are set out in the Business Combination Agreement. In Summary, at the Effective Time on the terms and subject to the conditions set forth in the Business Combination Agreement and in accordance with the Cayman Acts:
(a)
the Merging Company shall merge with and into the Surviving Company, the separate existence of the Merging Company shall cease and the Surviving Company shall continue as the surviving entity;

(b)
all of the assets, properties, rights, privileges, immunities, powers and franchises of the Merging Company shall vest in the Surviving Company and all debts, liabilities and duties of the Merging Company shall become the debts, liabilities, obligations and duties of the Surviving Company;

(c)
by virtue of the Merger and without any further action on the part of any Party or any other Person:

(i)
each Relevant Share (as defined in the Business Combination Agreement) shall be automatically canceled and extinguished in exchange for the right to receive the Merger Consideration, which Merger Consideration will be settled as follows:

(A)
each holder of Relevant Shares will be entitled to a claim for a corresponding limited liability company interest in the Surviving Company that is held in the accounts of the Exchange Agent, solely for the benefit of the holders of Relevant Qell Shares (each, a “Merger Claim” and together, the “Merger Claims”); and

(B)
the Merger Claims will be contributed to Holdco by the Exchange Agent for and on behalf of the holders of Relevant Qell Shares in exchange for the issuance of a corresponding number of Holdco Class A Shares (resulting, for the avoidance of doubt, so far as legally possible (subject to the remaining provisions of the Business Combination Agreement), in each Relevant Qell Share being exchanged for a Holdco Class A Share), and in fulfillment of each such holder’s respective obligations to pay up such Holdco Class A Shares (together the “Merger Consideration”); and

(ii)
each Class A ordinary share and Class B ordinary share of the Merging Company held immediately prior to the Effective Time by the Merging Company as treasury shares shall be canceled and extinguished, and no consideration shall be paid with respect thereto.

(d)
The Cayman Islands tax status and any US tax status and elections of the Surviving Company shall continue.

2.4
Registration Statement; LLC Agreement

(a)
The registration statement of the surviving entity (being the Surviving Company) immediately prior to the Merger shall be the registration statement of the Surviving Company after the Merger.

(b)
From the Effective Time, the limited liability company agreement of the Surviving Company shall continue to be the limited liability company agreement.

(c)
The rights and restrictions attaching to the equity interests in the Surviving Company (being limited liability company interests) are set out in the limited liability company agreement of the Surviving Company.

2.5
Directors’ and Managers’ Interests in the Merger

(a)
The sole managing member of the Surviving Company shall be Holdco, which has its address at Rhijnspoorplein 10, 1018TX, Amsterdam.

(b)
No director of the Merging Company or manager or managing member of the Surviving Company will be paid any amounts or receive any benefits in that capacity consequent upon the Merger.

2.6
Secured Creditors

(a)
The Surviving Company has granted no fixed or floating security interests that are outstanding as at the date of this Plan of Merger.

(b)
The Merging Company has granted no fixed or floating security interests that are outstanding as at the date of this Plan of Merger.

3.
VARIATION

3.1
At any time prior to the Effective Time, this Plan of Merger may be amended by the managing member of the Surviving Company and the board of directors of the Merging Company to:

(a)
change the Effective Time provided that such changed time and date shall not be a date later than the ninetieth day after the date of registration of this Plan of Merger with the Registrar; and

(b)
effect any other changes to this Plan of Merger as the Business Combination Agreement or this Plan of Merger may expressly authorise by the managing member of the Surviving Company and/or the board of directors of the Merging Company to effect in their discretion.

4.
TERMINATION

4.1
At any time prior to the Effective Time, this Plan of Merger may be terminated by the managing member of the Surviving Company and/or the board of directors of the Merging Company, in each case in accordance with the terms of the Business Combination Agreement.

5.
COUNTERPARTS

5.1
This Plan of Merger may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. Any party may enter into this Plan of Merger by executing any such counterpart.

6.
GOVERNING LAW

6.1
This Plan of Merger and the rights and obligations of the parties shall be governed by and construed in accordance with the laws of the Cayman Islands.

[Signature page follows]

IN WITNESSwhereof this Plan of Merger has been entered into by the parties on the day and year first above written.
SIGNED for and on behalf of	)
QELL ACQUISITION CORP.:	)
	)	Duly Authorised Signatory
)
	)	Name:
)
	)	Title:

IN WITNESS whereof this Plan of Merger has been entered into by the parties on the day and year first above written.
SIGNED for and on behalf of	)
QUEEN CAYMAN MERGER LLC	)
By its managing member, LILIUM B.V.:	)	Duly Authorised Signatory
)
	)	Name:
)
	)	Title:

ANNEXURE 1
BUSINESS COMBINATION AGREEMENT

ANNEX C — LILIUM, N.V. 2021 EQUITY INCENTIVE PLAN
LILIUM N.V.
2021 EQUITY INCENTIVE PLAN
1.   Purposes of the Plan.   The purposes of this Plan are (a) to attract and retain the best available personnel to ensure the Company’s success and accomplish the Company’s goals; (b) to incentivize Service Providers with equity-based compensation to align their interests with the Company’s stockholders; and (c) to promote the success of the Company’s business.
2.   Definitions.   As used herein, the following definitions will apply:
(a)   “Accounting Rules” means Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor provision.
(b)   “Administrator” means the Committee, except with respect to such matters that are not delegated to the Committee by the Board to the extent permitted by Applicable Laws (whether pursuant to committee charter or otherwise). The Committee (or the Board, with respect to such matters over which it retains authority under the Plan or otherwise) may delegate (i) to one or more of its members (or one or more other members of the Board) such of its duties, powers and responsibilities as it may determine; (ii) to one or more officers of the Company the power to grant Awards to the extent permitted by Applicable Law; and (iii) to such Service Providers or other persons as it determines such ministerial tasks as it deems appropriate. For purposes of the Plan, the term “Administrator” will include the Board, the Committee, and the person or persons delegated authority under the Plan, to the extent of such delegation as applicable.
(c)   “Affiliate” means a Parent, a Subsidiary or any corporation or other entity that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company.
(d)   “Applicable Laws” means all applicable laws, rules, regulations and requirements, including, but not limited to, all applicable U.S. federal or state laws, rules and regulations, the rules and regulations of any stock exchange or quotation system on which the Shares are listed or quoted, and the applicable laws, rules and regulations of any other country or jurisdiction where Awards are, or will be, granted under the Plan or Participants reside or provide services to the Company or any Subsidiary or Affiliate, as such laws, rules, and regulations shall be in effect from time to time.
(e)   “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Stock Units (including without limitation Restricted Stock Units), or Stock Bonuses.
(f)   “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.
(g)   “Board” means the Board of Directors of the Company.
(h)   “Business Combination Agreement” means the Business Combination Agreement by and among Qell DutchCo B.V., Queen Cayman Merger LLC, Qell Acquisition Corp., and Lilium GmbH dated as of March 30, 2021, as amended.
(i)   “Cause” means in the case of a Participant who is party to a currently effective employment, consulting, advisory, separation, severance of other agreement with the Company or any of its Subsidiaries or Affiliates in which “Cause” is defined, “Cause means the occurrence of any circumstance constituting “Cause” (or such similar term pursuant to the terms of such agreement). In every other case, “Cause” means the occurrence of any of the following, as determined by the Administrator in its sole discretion: (i) the Participant’s material failure to perform (other than by reason of disability), or substantial negligence or misconduct in the performance of, the Participant’s duties and responsibilities for the Company or any of its Subsidiaries or Affiliates; (ii) the Participant’s breach of any confidentiality, invention assignment, non-competition, non-solicitation, no-hire, non-disparagement or other restrictive covenant obligation set forth in any written agreement by and between the Participant and the Company or any of its Subsidiaries or Affiliates; (iii) the Participant’s material breach of any other provision of any written agreement by and between the Participant and the Company or any of its Subsidiaries or Affiliates; (iv) the Participant’s material violation of any applicable policy, rule or code of conduct of the Company or any of its Subsidiaries or Affiliates; (v) the Participant’s indictment for or commission of, or plea of guilty or nolo contendere to, any felony or any crime involving moral turpitude; (vi) the Participant’s repeated failure to follow reasonable and lawful instructions from the Board or Chief Executive Officer; or (vii) other conduct by the Participant that is or reasonably could be expected to be harmful to the business interests or reputation of the Company or any of its Subsidiaries or Affiliates; provided, that if the Administrator determines, following termination of the Participant’s employment or other service for any reason other than Cause, that such termination could have been for Cause, then the Participant’s employment or other service will be deemed to have been terminated for Cause for all purposes hereunder, retroactive to the date of such Participant’s termination of employment or other service. The foregoing definition does not in any way limit the Company’s ability (or that of any Subsidiary, any Affiliate or any successor thereto, as appropriate) to terminate a Participant’s employment, consulting or other service relationship at any time, subject to Applicable Laws. For purposes of clarity, a termination without “Cause” does not include any termination that occurs solely as a result of Participant’s death or disability.
(j)   “Change in Control” The occurrence of any of the following events:
(i)   any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), excluding (1) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries or Affiliates, (2) a corporation or other entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Shares of the Company, (3) the Company and (4) a corporation or other entity of which at least a majority of its combined voting power is owned directly or indirectly by the Company, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power of the Company’s then outstanding voting securities;
(ii)   the consummation by the Company of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the total voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation (in substantially the same proportions relative to each other as immediately prior to the transaction);
(iii)   the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets (it being understood that the sale or spinoff of one or more divisions of the Company will not necessarily constitute the sale or disposition of all or substantially all of the Company’s assets); or
(iv)   a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.
Further, for the avoidance of doubt, a transaction will not constitute a Change of Control if: (y) its sole purpose is to change the state of the Company’s incorporation; or (z) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction. In addition, if any “person” (as defined above) is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered to cause a Change in Control. If required for compliance with Section 409A of the Code, in no event will a Change in Control be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).
(k)   “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
(l)   “Committee” means the Compensation Committee of the Board.
(m)   “Company” means Lilium N.V., a Dutch public limited liability (naamloze vennootschap) company, or any successor thereto.
(n)   “Date of Adoption” means the earlier of the date the Plan was approved by the Company’s stockholders or adopted by the Board, as determined by the Committee.
(o)   “Director” means a member of the Board.
(p)   “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time; provided further, that if the Participant resides outside of the United States, “Disability” shall have such meaning as is required by Applicable Laws.
(q)   “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(r)   “Exchange Program” means a program under which outstanding Awards are amended to provide for a lower exercise price or surrendered or cancelled in exchange for (i) Awards with a lower exercise price, (ii) a different type of Award or awards under a different equity incentive plan, (iii) cash, or (iv) a combination of (i), (ii) and/or (iii). Notwithstanding the preceding, the term Exchange Program does not include (A) any action described in Section 15 or any action taken in connection with a Change in Control transaction nor (B) any transfer or other disposition permitted under Section 14. For the purpose of clarity, each of the actions described in the prior sentence, none of which constitute an Exchange Program, may be undertaken (or authorized) by the Administrator in its sole discretion without approval by the Company’s stockholders.
(s)   “Fair Market Value” means, as of any date, the value of Shares determined as follows:
(i)   If the Shares are listed on any established stock exchange or a national market system, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in such source as the Administrator deems reliable;
(ii)   If the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Shares on the day of determination, as reported in such source as the Administrator deems reliable; or
(iii)   In the absence of an established market for the Shares, the Fair Market Value will be determined in good faith by the Administrator in compliance with Applicable Laws and regulations and in a manner that complies with Section 409A of the Code.
(t)   “Fiscal Year” means the fiscal year of the Company.
(u)   “Incentive Stock Option” means an Option that by its terms qualifies and is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(v)   “Insider” means an officer or director of the Company or any other person whose transactions in Shares are subject to Section 16 of the Exchange Act.
(w)   “ISO Participant” means any Service Provider who is eligible to receive Incentive Stock Options pursuant to Section 5.
(x)   “Legacy ESOP” means the Employee Stock Option Program Conditions established by Lilium GmbH, as in effect immediately prior to the consummation of the Business Combination Agreement.
(y)   “Legacy Option” means an option to purchase a Company ordinary share issued pursuant to the Legacy ESOP.
(z)   “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.
(aa)   “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
(bb)   “Option” means a stock option granted pursuant to the Plan.
(cc)   “Outside Director” means a Director who is not an employee. Neither service as an Outside Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.
(dd)   “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.
(ee)   “Participant” means the holder of an outstanding Award.
(ff)   “Performance Goal” means a formula or standard determined by the Administrator with respect to each Performance Period based on one or more of the following criteria and any adjustment(s) thereto established by the Administrator: (1) sales or non-sales revenue; (2) return on revenues; (3) operating income; (4) income or earnings including operating income; (5) income or earnings before or after taxes, interest, depreciation and/or amortization; (6) income or earnings from continuing operations; (7) net income; (8) pre-tax income or after-tax income; (9) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets and/or excluding charges attributable to the adoption of new accounting pronouncements; (10) raising of financing or fundraising; (11) project financing; (12) revenue backlog; (13) gross margin; (14) operating margin or profit margin; (15) capital expenditures, cost targets, reductions and savings and expense management; (16) return on assets (gross or net), return on investment, return on capital, or return on stockholder equity; (17) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (18) performance warranty and/or guarantee claims; (19) stock price or total stockholder return; (20) earnings or book value per share (basic or diluted); (21) economic value created; (22) pre-tax profit or after-tax profit; (23) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share, completion of strategic agreements such as licenses, joint ventures, acquisitions, and the like, geographic business expansion, objective customer satisfaction or information technology goals, intellectual property asset metrics; (24) objective goals relating to divestitures, joint ventures, mergers, acquisitions and similar transactions; (25) objective goals relating to staff management, results from staff attitude and/or opinion surveys, staff satisfaction scores, staff safety, staff accident and/or injury rates, compliance, headcount, performance management, completion of critical staff training initiatives; (26) objective goals relating to projects, including project completion, timing and/or achievement of milestones, project budget, technical progress against work plans; and (27) enterprise resource planning. Awards issued to Participants may take into account other criteria (including subjective criteria). Performance Goals may differ from Participant to Participant, Performance Period to Performance

Period and from Award to Award. Any criteria used may be measured, as applicable, (i) in absolute terms, (ii) in relative terms (including, but not limited to, any increase (or decrease) over the passage of time and/or any measurement against other companies or financial or business or stock index metrics particular to the Company), (iii) on a per share and/or share per capita basis, (iv) against the performance of the Company as a whole or against any Subsidiary(ies) or Affiliate(s), or a particular segment(s), a business unit(s) or a product(s) of the Company or individual project company, (v) on a pre-tax or after-tax basis, (vi) on a GAAP or non-GAAP basis, and/or (vii) using an actual foreign exchange rate or on a foreign exchange neutral basis.
(gg)   “Performance Period” means the time period during which the Performance Goals or other vesting provisions must be satisfied for Awards. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Administrator.
(hh)   “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.
(ii)   “Plan” means this 2021 Equity Incentive Plan.
(jj)   “Restricted Stock” means Shares issued pursuant to a Restricted Stock Award under Section 7 of the Plan.
(kk)   “Restricted Stock Unit” means a Stock Unit subject to lapse restrictions, granted pursuant to Section 8.
(ll)   “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.
(mm)   “Section 16(b)” means Section 16(b) of the Exchange Act.
(nn)   “Service” or “Service Relationship” means a Participant’s employment or other service relationship with the Company or any of its Subsidiaries or Affiliates. Service will be deemed to continue, unless the Administrator otherwise determines, so long as the Participant is employed by, or otherwise is providing services in a capacity described in Section 5 to, the Company or any of its Subsidiaries or Affiliates. If a Participant’s employment or other service relationship is with any Subsidiary or Affiliate of the Company and that entity ceases to be a Subsidiary or Affiliate of the Company, the Participant’s employment or other service relationship will be deemed to have terminated when the entity ceases to be a Subsidiary or Affiliate of the Company unless the Participant transfers Service to the Company or one of its remaining Subsidiaries or Affiliates. Notwithstanding the foregoing, in construing the provisions of any Award relating to the payment of “nonqualified deferred compensation” (subject to Section 409A) upon a termination or cessation of Service, references to termination or cessation of employment, separation from service, retirement or similar or correlative terms will be construed to require a “separation from service” (as that term is defined in Treasury Regulation § Section 1.409A-1(h), after giving effect to the presumptions contained therein) from the Company and from all other corporations and trades or businesses, if any, that would be treated as a single “service recipient” with the Company under Treasury Regulation § 1.409A-1(h)(3). The Company may, but need not, elect in writing, subject to the applicable limitations under Section 409A, any of the special elective rules prescribed in Treasury Regulation § 1.409A-1(h) for purposes of determining whether a “separation from service” has occurred. Any such written election will be deemed a part of the Plan.
(oo)   “Service Provider” means (i) a person who has a Service Relationship with the Company or any of its Subsidiaries or Affiliates, other than an Outside Director or (ii) an Outside Director.
(pp)   “Share” means a Class A ordinary share of the Company, as adjusted in accordance with Section 15 of the Plan.
(qq)   “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 9 is designated as a Stock Appreciation Right.

(rr)   “Stock Bonus Award” means an Award granted pursuant to Section 10 of the Plan.
(pp)   “Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 8. Each Stock Unit represents an unfunded and unsecured obligation of the Company.
(qq)   “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.
(rr)   “Tax-Related Items” means income tax, social insurance or other social contributions, national insurance, social security, payroll tax, fringe benefits tax, payment on account or other tax-related items.
3.   Stock Subject to the Plan.
(a)   Stock Subject to the Plan.   Subject to the provisions of Sections 3(b) and 15 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is [ ],1 increased by that number of Shares underlying Legacy Options that are unallocated under the Legacy Option Plan aggregate option pool (taking into account (i) any increases or adjustments to the Legacy Option Plan pool prior to, or at, the consummation of the transactions contemplated by the Business Combination Agreement (the “Effective Time”) and (ii) forfeitures of options previously issued under the Legacy Option Plan following the Effective Time), as adjusted for conversion into Shares on a fully diluted basis as of the Date of Adoption. The Shares may be authorized, but unissued, or reacquired Shares. Notwithstanding the foregoing, subject to the provisions of Section 15 below, in no event shall the maximum aggregate number of Shares that may be issued under the Plan pursuant to Incentive Stock Options exceed the number of Shares initially made available for issuance under the Plan pursuant to the first sentence of this Section 3(a).
(b)    Share Reserve Increases. The number of Shares available for issuance under the Plan may be increased on the first day of each Fiscal Year beginning with the 2022 Fiscal Year by such number of Shares determined by the Board on or prior to the date of any increase that will not exceed five percent (5%) of the outstanding Shares on the last day of the immediately preceding Fiscal Year.
(c)   Lapsed Awards.   To the extent an Award should expire or be forfeited or become unexercisable for any reason without having been exercised in full, or is surrendered pursuant to an Exchange Program, the unissued Shares that were subject thereto shall, unless the Plan shall have been terminated, continue to be available under the Plan for issuance pursuant to future Awards. In addition, any Shares which are retained by the Company upon exercise of an Award in order to satisfy the exercise or purchase price for such Award or any withholding taxes due with respect to such Award shall be treated as not issued and shall continue to be available under the Plan for issuance pursuant to future Awards. Shares issued under the Plan and later forfeited to the Company due to the failure to vest or repurchased by the Company at the original purchase price paid to the Company for the Shares (including, without limitation, upon forfeiture to or repurchase by the Company in connection with a Participant ceasing to be a Service Provider) shall again be available for future grant under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.

1
Number will be equal to 8% of the aggregate number of shares of Holdco Shares issued and outstanding immediately after the Closing (after giving effect to the Qell stockholder redemptions, if any), which will be increased by that number of shares underlying legacy options that are unallocated under the Legacy Stock Option Program, taking into account (i) any increases or adjustments to the share reserve of the Legacy Stock Option Program prior to, or at, the consummation of the Business Combination and (ii) forfeitures of options previously issued under the Legacy Stock Option Program following the consummation of the Business Combination.

The payment of dividend equivalents in cash in conjunction with any outstanding Awards shall not count against the share limit set forth in Section 3(a).
(d)   Assumption or Substitution of Awards by the Company.   The Administrator, from time to time, may determine to substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either: (a) assuming such award under this Plan or (b) granting an Award under this Plan in substitution of such other company’s award. Such assumption or substitution will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Administrator elects to assume an award granted by another company, subject to the requirements of Section 409A of the Code, the purchase price or the exercise price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such Award will be adjusted appropriately. In the event the Administrator elects to grant a new Option in substitution rather than assuming an existing option, such new Option may be granted with a similarly adjusted exercise price. Any awards that are assumed or substituted under this Plan shall not reduce the number of Shares authorized for grant under the Plan or authorized for grant to a Participant in any fiscal year. Notwithstanding any provision of the Plan to the contrary, substitute Awards may contain terms and conditions that are inconsistent with the terms and conditions specified.
(e)   Limitation of Liability.   The Administrator and each delegee thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished thereto by any officer or employee of the Company or any Parent, Subsidiary or Affiliate, the Company’s legal counsel, independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Administrator and any officer or employee of the Company or any Parent, Subsidiary or Affiliate acting at the direction or on behalf of the Administrator shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the fullest extent permitted by law, be indemnified and held harmless by the Company with respect to any such action or determination.
4.   Administration of the Plan.
(a)   Procedure.
(i)   Multiple Administrative Bodies.   The Committee (or the Board, as applicable) may delegate the authority to administer the Plan to other persons with respect to different groups of Service Providers.
(ii)   Rule 16b-3.   To the extent determined desirable by the Board to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.
(iii)   Other Administration.   Other than as provided above, the Committee, or any delegee, to the extent applicable, will be constituted to satisfy Applicable Laws.
(b)   Powers of the Administrator.   Subject to the provisions of the Plan, the Administrator will have the authority, in its discretion:
(i)   to determine the Fair Market Value in accordance with Section 2(t)(iii);
(ii)   to select the Service Providers to whom Awards may be granted hereunder;
(iii)   to determine the number of Shares to be covered by each Award granted hereunder;
(iv)   to approve forms of Award Agreements for use under the Plan;
(v)   to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder; such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on Performance Goals), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine, provided that no term of an Award will provide for automatic “reload” grants of additional Awards upon exercise of an Option or SAR;
(vi)   to institute and determine the terms and conditions of an Exchange Program; provided however, that the Administrator shall not implement an Exchange Program without the approval of the holders of a majority of the Shares that are present in person or by proxy and entitled to vote at any annual or special meeting of the Company’s stockholders;
(vii)   to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;
(viii)   correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;
(ix)   to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations established for the purpose of satisfying non-U.S. Applicable Laws, for qualifying for favorable tax treatment under applicable non-U.S. Applicable Laws or facilitating compliance with non-U.S. Applicable Laws (sub-plans may be created for any of these purposes);
(x)   to modify or amend each Award (subject to Section 22 of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards, to accelerate vesting and to extend the maximum term of an Option (subject to Section 6(b) of the Plan regarding Incentive Stock Options);
(xi)   adjust Performance Goals to take into account changes in Applicable Laws or in accounting or tax rules, or such other extraordinary, unforeseeable, nonrecurring or infrequently occurring events or circumstances as the Administrator deems necessary or appropriate to avoid windfalls or hardships;
(xii)   to allow Participants to satisfy tax withholding obligations in such manner as prescribed in Section 16 of the Plan;
(xiii)   to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;
(xiv)   to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award; and
(xv)   to make all other determinations deemed necessary or advisable for administering the Plan.
(c)   Effect of Administrator’s Decision.   The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.
(d)   Delegation.   To the extent permitted by applicable Law, the Committee (or the Board, as applicable) may delegate the authority to do anything permitted by Applicable Law, including without limitation the following (i) designate Service Providers who are not Insiders to be recipients of Awards, (ii) determine the number of Shares to be subject to such Awards granted to such designated Service Providers, and (iii) take any and all actions on behalf of the Board or Committee other than any actions that affect the amount or form of compensation of Insiders or have material tax, accounting, financial, human resource or legal consequences to the Company or its Subsidiaries or Affiliates; provided, however, that if the authority is granted to an officer of the Company, then, to the extent required by Applicable Law, the Committee resolutions regarding any delegation with respect to (i) and (ii) will specify the total number of Shares that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any Awards will be granted on the form of Award Agreement most recently approved for use by the Board or Committee, unless otherwise provided in the resolutions approving the delegation authority.
(e)   Administration of Awards Subject to Performance Goals.   The Administrator will, in its sole discretion, determine the Performance Goals, if any, applicable to any Award (including any adjustment(s) thereto that will be applied in determining the achievement of such Performance Goals). The Performance Goals may differ from Participant to Participant and from Award to Award. The Administrator shall determine and approve the extent to which such Performance Goals have been timely achieved and the extent to which the Shares subject to such Award have thereby been earned.
(f)   Section 16 of the Exchange Act.   Awards granted to Participants who are Insiders must be approved by two or more “non-employee directors” of the Board (as defined in the regulations promulgated under Section 16 of the Exchange Act).
5.   Award Eligibility.   The Administrator will select Participants from among Service Providers, provided that, any Service Provider of an Affiliate (other than any Parent or Subsidiary) shall be permitted to participate in the Plan only to the extent permitted under Applicable Laws. Eligibility for Incentive Stock Options is limited to individuals described in the first sentence of this Section 5 who are employees of the Company or of a “parent corporation” or “Subsidiary corporation of the Company as those terms are defined in Section 424 of the Code. With respect to any person whose grant is subject to Section 409A of the Code, the grant of Nonstatutory Stock Options and Stock Appreciation Rights is limited to individuals described in the first sentence of this Section 5 who are providing direct services on the date of grant of the Award to the Company or to a Subsidiary of the Company that would be described in the first sentence of Treasury Regulations section 1.409A-1(b)(5)(iii)(E).
6.   Stock Options.
(a)   Limitations.   Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Subsidiary or Affiliate) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the date the Option with respect to such Shares is granted. With respect to the Administrator’s authority in Section 4(b)(x), if, at the time of any such extension, the exercise price per Share of the Option is less than the Fair Market Value of a Share, the extension shall, unless otherwise determined by the Administrator, be limited to the earlier of (1) the maximum term of the Option as set by its original terms, or (2) ten (10) years from the grant date. Unless otherwise determined by the Administrator, any extension of the term of an Option pursuant to this Section 6(a) shall comply with Section 409A of the Code to the extent applicable.
(b)   Term of Option.   The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.
(c)   Option Exercise Price and Consideration.
(i)   Exercise Price.   The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:
(1)   In the case of an Incentive Stock Option
(A)   granted to an ISO Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

(B)   granted to any ISO Participant other than an ISO Participant described in paragraph (A) immediately above, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
(2)   In the case of a Nonstatutory Stock Option, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
(3)   Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant (i) pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) consistent with the application with Section 409A of the Code, in each case to the extent applicable or (iii) as permitted pursuant to other Applicable Law.
(ii)   Waiting Period and Exercise Dates.   At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised. An Option may become exercisable upon completion of a specified period of service with the Company or a Subsidiary or Affiliate and/or based on the achievement of Performance Goals during a Performance Period as set out in advance in the Participant’s Award Agreement. If an Option is exercisable based on the satisfaction of Performance Goals, then the Administrator will: (x) determine the nature, length and starting date of any Performance Period for such Option; (y) select the Performance Goals to be used to measure the performance; and (z) determine what additional vesting conditions, if any, should apply.
(iii)   Form of Consideration.   The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration for both types of Options may consist entirely of: (1) cash; (2) check; (3) promissory note, to the extent permitted by Applicable Laws, (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (6) by net exercise; (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (8) any combination of the foregoing methods of payment.
(d)   Exercise of Option.
(i)   Procedure for Exercise; Rights as a Stockholder.   Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (1) a notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (2) full payment for the Shares with respect to which the Option is exercised (together with full payment of any applicable taxes or other amounts required to be withheld or deducted with respect to the Option). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of the Plan.
(ii)   Termination of Relationship as a Service Provider.   If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death, Disability or Cause, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
(iii)   Disability of Participant.   If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination as a result of the Participant’s Disability. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
(iv)   Death of Participant.   If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the Option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to the Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s death. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
(v)   Termination for Cause.   If a Participant ceases to be a Service Provider as a result of being terminated for Cause, any outstanding Option (including any vested portion thereof) held by such Participant shall immediately terminate in its entirety. All the Participant’s rights under any Option, including the right to exercise the Option, may be suspended pending an investigation of whether Participant’s Service will be, or has been, terminated for Cause.
7.   Restricted Stock.
(a)   Grant of Restricted Stock.   Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.
(b)   Agreement.   Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, if any, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed. These restrictions may lapse upon the completion of a specified period of service with the Company or a Subsidiary or Affiliate and/or based on the achievement of Performance Goals during a Performance Period as set out in advance in the Participant’s Award Agreement. If the unvested Shares of Restricted Stock are being earned upon the satisfaction of Performance Goals, then the Administrator will: (x) determine the nature, length and starting date of any Performance Period for each unvested Share; (y) select the Performance Goals to be used to measure the performance; and (z) determine what additional vesting conditions, if any, should apply.
(c)   Transferability.   Except as provided in this Section 7 or the Award Agreement, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.
(d)   Other Restrictions.   The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.
(e)   Removal of Restrictions.   Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.
(f)   Voting Rights.   During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.
(g)   Dividends and Other Distributions.   During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions, including, without limitation, restrictions on transferability and forfeitability, as the Shares of Restricted Stock with respect to which they were paid. During the Period of Restriction, such dividends or other distributions shall be subject to the same restrictions and risk of forfeiture as the shares of Restricted Stock with respect to which the dividends accrue and shall not be paid or distributed unless and until such related Shares have vested and been earned.
(h)   Return of Restricted Stock to Company.   On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will be cancelled and returned as unissued Shares to the Company and again will become available for grant under the Plan.
8.   Stock Units.
(a)   Grant.   Stock Units (including without limitation Restricted Stock Units), may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions (if any) related to the grant, including the number of Stock Units.
(b)   Vesting Criteria and Other Terms.   The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. A Restricted Stock Unit Award may vest upon completion of a specified period of service with the Company or a Subsidiary or Affiliate and/or based on the achievement of Performance Goals during a Performance Period as set out in advance in the Participant’s Award Agreement. If Restricted Stock Units vest based upon satisfaction of Performance Goals, then the Administrator will: (x) determine the nature, length and starting date of any Performance Period for the Stock Units; (y) select the Performance Goals to be used to measure the performance; and (z) determine what additional vesting conditions, if any, should apply.

(c)   Earning Restricted Stock Units.   Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.
(d)   Dividend Equivalents.   The Administrator may, in its sole discretion, award dividend equivalents in connection with the grant of Stock Units that may be settled in cash, in Shares of equivalent value, or in some combination thereof. The Administrator may provide that such dividend equivalents shall be paid or distributed when accrued or at a later specified date and, if distributed at a later date, may be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles or accrued in a bookkeeping account without interest, and subject to such restrictions on transferability and risks of forfeiture, as the Administrator may specify. Absent a contrary provision in an Award Agreement, such dividend equivalents shall be subject to the same restrictions and risk of forfeiture as the Restricted Stock Units with respect to which the dividends accrue and shall not be paid or settled unless and until the related Restricted Stock Units have vested and been earned. To the extent applicable, any such dividend equivalents will comply with Section 409A of the Code or other similar Applicable Law.
(e)   Form and Timing of Payment.   Payment of earned Stock Units will be made upon the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may only settle earned Stock Units in cash, Shares, or a combination of both.
(f)   Cancellation.   On the date set forth in the Award Agreement, all Shares underlying any unvested, unlapsed unearned Restricted Stock Units will be forfeited to the Company for future issuance.
9.   Stock Appreciation Rights.
(a)   Grant of Stock Appreciation Rights.   Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.
(b)   Number of Shares.   The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Service Provider.
(c)   Exercise Price and Other Terms.   The per share exercise price for the Shares to be issued pursuant to exercise of a Stock Appreciation Right will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.
(d)   Stock Appreciation Right Agreement.   Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine. A Stock Appreciation Right may become exercisable upon completion of a specified period of service with the Company or a Subsidiary or Affiliate and/or based on the achievement of Performance Goals during a Performance Period as set out in advance in the Participant’s Award Agreement. If a Stock Appreciation Right is exercisable based on the satisfaction of Performance Goals, then the Administrator will: (x) determine the nature, length and starting date of any Performance Period for such Stock Appreciation Right; (y) select the Performance Goals to be used to measure the performance; and (z) determine what additional vesting conditions, if any, should apply.
(e)   Expiration of Stock Appreciation Rights.   A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 6(b) relating to the maximum term and Section 6(d) relating to exercise also will apply to Stock Appreciation Rights.

(f)   Payment of Stock Appreciation Right Amount.   Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:
(i)   The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times
(ii)   The number of Shares with respect to which the Stock Appreciation Right is exercised.
At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.
10.   Stock Bonus Awards.
(a)   Awards of Stock Bonuses.   A Stock Bonus Award is an award of Shares to an eligible person without a purchase price that is not subject to any restrictions. All Stock Bonus Awards may but are not required to be made pursuant to an Award Agreement.
(b)   Terms of Stock Bonus Awards.   The Administrator will determine the number of Shares to be awarded to the Participant under a Stock Bonus Award.
(c)   Form of Payment to Participant.   Payment may be made in the form of cash, whole Shares, or a combination thereof, based on the Fair Market Value of the Shares subject to the Stock Bonus Award on the date of payment, as determined in the sole discretion of the Administrator.
11.   Outside Director Limitations.   Stock awards granted during a single fiscal year under the Plan, taken together with any cash fees paid during such fiscal year for services on the Board, shall not exceed $1,000,000 in total value for any Outside Director serving as the lead director of the Board or chair of the Board and $750,000 in total value for any other Outside Director (calculating the value of any such stock awards, in each case, based on the grant date fair value of such stock awards for financial reporting purposes). Such applicable limit shall include the value of any stock awards that are received in lieu of all or a portion of any annual committee cash retainers or other similar cash based payments. Stock awards granted to an individual while he or she was serving in the capacity as a Service Provider but not an Outside Director will not count for purposes of the limitations set forth in this Section 11.
12.   Leaves of Absence/Transfer Between Locations.   The Administrator shall have the discretion to determine at any time whether and to what extent the vesting of Awards shall be suspended during any leave of absence; provided, however, that in the absence of such determination, vesting of Awards shall continue during any paid leave and shall be suspended during any unpaid leave (unless otherwise required by Applicable Laws). A Participant will not cease to be a Service Provider in the case of (i) any leave of absence approved by the Participant’s employer or (ii) transfers between locations of the Company or between the Company or any Subsidiary. If an ISO Participant is holding an Incentive Stock Option and such leave exceeds three (3) months then, for purposes of Incentive Stock Option status only, such ISO Participant’s Service as a Service Provider shall be deemed terminated on the first (1st) day following such three (3) month period and the Incentive Stock Option shall thereafter automatically treated for tax purposes as a Nonstatutory Stock Option in accordance with Applicable Laws, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to a written Company policy.
13.   Change in Time Commitment.   In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company or any Subsidiary is reduced (for example, and without limitation, if the Participant is an employee of the Company and the employee has a change in status from full-time to part-time or takes an extended leave of absence) after the date of grant of any Award, the Committee or the Administrator, in that party’s sole discretion, may, subject to Applicable Laws, (x) make a corresponding reduction in the number of Shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting schedule applicable to such Award (in accordance with Section 409A of the Code, as applicable). In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so amended.

14.   Transferability of Awards.   Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate provided, however, that in no event may any Award be transferred for consideration to a third-party financial institution.
15.   Adjustments; Dissolution or Liquidation; Merger or Change in Control.
(a)   Adjustments.
(1)   In the event of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in the Company’s capital structure that constitutes an equity restructuring within the meaning of the Accounting Rules, the Administrator will make appropriate adjustments to the maximum number of shares of Stock specified in Section 3 that may be delivered under the Plan, and will make appropriate adjustments to the number and kind of shares of stock or securities underlying Awards then outstanding or subsequently granted, any exercise or purchase prices (or base values) relating to Awards and any other provision of Awards affected by such change.
(2)   The Administrator may also make adjustments of the type described in Section 15(a) above to take into account distributions to stockholders other than those provided for in Sections 15(d) and 15(e), or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the Plan or any Award.
(3)   References in the Plan to shares of Stock will be construed to include any stock or securities resulting from an adjustment pursuant to this Section 15(a).
(b)   Dissolution or Liquidation.   In the event of the proposed winding up, dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised or settled, an Award will terminate immediately prior to the consummation of such proposed action.
(c)   Corporate Transaction.   In the event of (i) a transfer of all or substantially all of the Company’s assets, (ii) a merger, consolidation or other capital reorganization or business combination transaction of the Company with or into another corporation, entity or person, (iii) the consummation of a transaction, or series of related transactions, in which any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of more than 50% of the Company’s then outstanding capital stock, or (iv) a Change in Control (each, a “Corporate Transaction”), each outstanding Award (vested or unvested) will be treated as the Administrator determines, which determination may be made without the consent of any Participant and need not treat all outstanding Awards (or portion thereof) in an identical manner. Such determination, without the consent of any Participant, may provide (without limitation) for one or more of the following in the event of a Corporate Transaction: (A) the continuation of such outstanding Awards by the Company (if the Company is the surviving corporation); (B) the assumption of such outstanding Awards by the surviving corporation or its parent; (C) the substitution by the surviving corporation or its parent of new options or other equity awards for such Awards; (D) the cancellation of such Awards in exchange for a payment to the Participants equal to the excess of (1) the Fair Market Value of the Shares subject to such Awards as of the closing date of such Corporate Transaction over (2) the exercise price or purchase price paid or to be paid (if any) for the Shares subject to the Awards; provided further, that at the discretion of the Administrator, such payment may be subject to the same conditions that apply to the consideration that will be paid to holders of Shares in connection with the transaction; provided, however, that any payout in connection with a terminated award shall comply with Section 409A of the Code to the extent necessary to avoid taxation thereunder; (E) the full or partial acceleration of exercisability or vesting and accelerated expiration of an outstanding Award and lapse of the Company’s right to repurchase or re-acquire Shares acquired under an Award or lapse of forfeiture rights with respect to Shares acquired under an Award; (F) the opportunity for Participants to exercise their Options prior to the occurrence of the Corporate Transaction and the termination (for no consideration) upon the consummation of such Corporate Transaction of any Options not exercised prior thereto; or (G) the cancellation of outstanding Awards in exchange for no consideration.
(d)   Change in Control.   An Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Award Agreement for such Award or as may be provided in any other written agreement between the Company or any Subsidiary or Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.
16.   Tax.
(a)   Withholding Requirements.   Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or prior to any time the Award or Shares are subject to taxation or other Tax-Related Items, the Company and/or the Participant’s employer will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any Tax-Related Items or other items that are required to be withheld or deducted or otherwise applicable with respect to such Award. The Company and/or the Designated Company may, but will not be obligated to, unless required by law, withhold from the Participant’s compensation or any other payments due the Participant the amount necessary to meet such withholding obligations, withholding a sufficient whole number of Shares issued following exercise having an aggregate value sufficient to pay the Tax-Related Items or withhold from the proceeds of the sale of Shares, either through a voluntary sale or a mandatory sale arranged by the Company or any other method of withholding that the Company and/or the Designated Company deems appropriate. The Company and/or the Designated Company will have the right to take such other action as may be necessary in the opinion of the Company or a Designated Company to satisfy withholding and/or reporting obligations for such Tax-Related Items. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.
(b)   Withholding Arrangements.   The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such withholding or deduction obligations or any other Tax-Related Items, in whole or in part by (without limitation) (a) paying cash, (b) electing to have the Company withhold otherwise deliverable cash or Shares, (c) delivering to the Company already-owned Shares or (d) such other method as may be set forth in the Award Agreement; provided that, unless specifically permitted by the Company, any proceeds derived from a cashless exercise must be an approved broker-assisted cashless exercise or the cash or Shares withheld or delivered must be limited to avoid financial accounting charges under applicable accounting guidance or Shares must have been previously held for the minimum duration required to avoid financial accounting charges under applicable accounting guidance. The Fair Market Value of the Shares to be withheld or delivered will be determined based on such methodology that the Company deems to be reasonable and in accordance with Applicable Laws.
(c)   Compliance With Section 409A of the Code.   To the extent applicable, Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Code such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A of the Code. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Section 409A of the Code (or an exemption therefrom) and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Section 409A of the Code the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A of the Code (or an exemption therefrom), such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A of the Code. In no event will the Company be responsible for or reimburse a Participant for any taxes or other penalties incurred as a result of applicable of Section 409A of the Code.
17.   No Effect on Employment or Service.   Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company or any Subsidiary or Affiliate, nor will they interfere in any way with the Participant’s right or the Company’s or any Subsidiary’s or Affiliate’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.
18.   Date of Grant.   The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.
19.   Corporate Records Control.   In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of Shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.
20.   Clawback/Recovery.   The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and/or benefits with respect to an Award will be subject to reduction, cancellation, forfeiture, and/or recoupment upon the occurrence of certain specified events, in addition to any applicable vesting, performance or other conditions and restrictions of an Award. Notwithstanding any provisions to the contrary under this Plan, an Award granted under the Plan shall be subject to the Company’s clawback policy as may be established and/or amended from time to time. The Administrator may require a Participant to forfeit or return to and/or reimburse the Company for all or a portion of the Award and/or Shares issued under the Award, any amounts paid under the Award, and any payments or proceeds paid or provided upon disposition of the Shares issued under the Award, pursuant to the terms of such Company policy or as necessary or appropriate to comply with Applicable Laws.
21.   Term of Plan.   Subject to Section 25 of the Plan, the Plan will become effective as of the Date of Adoption. The Plan will continue in effect unless terminated under Section 22 of the Plan (or, with respect to Incentive Stock Options, until the date that is ten (10) years from the Date of Adoption); provided that previously granted Awards may continue beyond the date of termination in accordance with their terms.
22.   Amendment and Termination of the Plan.   The Administrator may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by Applicable Law, and may at any time suspend or terminate the Plan as to any future grants of Awards; provided, however, that except as otherwise expressly provided in the Plan or the applicable Award Agreement, the Administrator may not, without the Participant’s consent, alter the terms of an Award so as to affect materially and adversely the Participant’s rights under the Award, unless the Administrator expressly reserved the right to do so in the applicable Award Agreement. Any amendments to the Plan will be conditioned upon stockholder approval only to the extent, if any, such approval is required by Applicable Law (including the Code), regulations or stock exchange requirements, as determined by the Administrator. For the avoidance of doubt, without limiting the Administrator’s rights hereunder, no adjustment to any Award pursuant to the terms of Section 15 or Section 32 be treated as an amendment requiring a Participant’s consent. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.
23.   Conditions Upon Issuance of Shares.
(a)   Legal Compliance.   Shares will not be issued pursuant to the exercise or vesting (as applicable) of an Award unless the exercise or vesting of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.
(b)   Investment Representations.   As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.
24.   Inability to Obtain Authority.   The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.
25.   Stockholder Approval.   The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.
26.   Governing Law.   The Plan and all Awards hereunder shall be construed in accordance with and governed by the laws of [ ], but without regard to its conflict of law provisions. All disputes relating to this Plan and all Awards or agreements based on or pursuant to this Plan shall be submitted exclusively to the competent court in [ ].
27.   Severability and Reformation.   If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or Award, or would unintentionally disqualify the Plan or any Award under any Applicable Laws, such provision shall be construed or deemed amended to conform to the Applicable Laws or, if it cannot be construed or deemed amended without, in the determination of the Administrator, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award and the remainder of the Plan and any such Award shall remain in full force and effect. If any of the terms or provisions of the Plan or any Award Agreement conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to Participants who are subject to Section 16 of the Exchange Act) or Section 422 of the Code (with respect to Incentive Stock Options), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 or Section 422 of the Code (unless the Administrator has expressly determined that the Plan or such Award should not comply with Rule 16b-3 or Section 422 of the Code, as applicable), in each case, only to the extent Rule 16b-3 and Section 422 of the Code are applicable. With respect to Incentive Stock Options, if the Plan does not contain any provision required to be included herein under Section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided that, to the extent any Option that is intended to qualify as an Incentive Stock Option cannot so qualify, that Option (to that extent) shall be deemed a Nonstatutory Stock Option for all purposes of the Plan.
28.   Unfunded Status of Awards; No Trust or Fund Created.   The Plan is intended to constitute an “unfunded” plan for certain incentive awards. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or a Parent, Subsidiary or Affiliate and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company or a Parent, Subsidiary or Affiliate pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the Company or such Parent, Subsidiary or Affiliate.
29.   Nonexclusivity of the Plan.   Neither the adoption of the Plan by the Board, nor its submission to the stockholders of the Company for approval, shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable. Nothing contained in the Plan shall be construed to prevent the Company or a Parent, Subsidiary or Affiliate from taking any corporate action which is deemed by the Company or such Parent, Subsidiary or Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Participant, beneficiary or other person shall have any claim against the Company or a Parent, Subsidiary or Affiliate as a result of any such action.
30.   Other Compensation Arrangements.   The existence of the Plan or the grant of any Award will not affect the right of the Company or any of its Subsidiaries or Affiliates to grant any person bonuses or other compensation in addition to Awards under the Plan. The Company, in establishing and maintaining the Plan as a voluntary and unilateral undertaking, expressly disavows the creation of any rights in Participants or others claiming entitlement under the Plan or any obligations on the part of the Company or any of its Subsidiaries or Affiliates, or the Administrator, except as expressly provided herein. No Award will be deemed to be salary or compensation for the purpose of computing benefits under any employee benefit, severance, pension or retirement plan of the Company or any of its Subsidiaries or Affiliates, unless the Administrator determines otherwise, Applicable Law provides otherwise or the terms of such plan expressly include such compensation.

31.   Waiver of Jury Trial.   To the extent applicable, by accepting or being deemed to have accepted an Award under the Plan, each Participant waives (or will be deemed to have waived), to the maximum extent permitted under Applicable Law, any right to a trial by jury in any action, proceeding or counterclaim concerning any rights under the Plan or any Award, or under any amendment, waiver, consent, instrument, document or other agreement delivered or which in the future may be delivered in connection therewith, and agrees (or will be deemed to have agreed) that any such action, proceedings or counterclaim will be tried before a court and not before a jury. By accepting or being deemed to have accepted an Award under the Plan, each Participant certifies that no officer, representative, or attorney of the Company has represented, expressly or otherwise, that the Company would not, in the event of any action, proceeding or counterclaim, seek to enforce the foregoing waivers. Notwithstanding anything to the contrary in the Plan, nothing herein is to be construed as limiting the ability of the Company and a Participant to agree to submit any dispute arising under the terms of the Plan or any Award to binding arbitration or as limiting the ability of the Company to require any individual to agree to submit such disputes to binding arbitration as a condition of receiving an Award hereunder.
32.   Rules for Participants in Certain Jurisdictions.   The Administrator may at any time and from time to time (including before or after an Award is granted) establish, adopt or revise any rules and regulations as it may deem necessary or advisable for purposes of satisfying applicable securities, tax, blue sky, world sky or other laws of various jurisdictions, including by establishing one or more sub-plans, supplements or appendices under the Plan or any Award Agreement setting forth (i) such limitations on the Administrator’s discretion under the Plan and (ii) such additional or different terms and conditions, in each case, as the Administrator deems necessary or advisable. Any such sub-plan, supplement, appendix, rule or regulation will be deemed to be a part of the Plan but will apply only to Participants within the applicable jurisdiction (as determined by the Administrator); provided, however, that no sub-plan, supplement, appendix, rule or regulation established pursuant to this provision will increase the Pool.
33.   Status under ERISA.   It is the intent of the Company that the Plan shall not constitute an “employee benefit plan” for purposes of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

ANNEX D
LILIUM N.V.
2021 EMPLOYEE SHARE PURCHASE PLAN
1.   General; Purpose.
(a)   Purpose.   The Plan provides a means by which Eligible Employees and/or Eligible Service Providers of either the Company or a Designated Company may be given an opportunity to purchase Shares. The Plan permits the Company to grant a series of Purchase Rights to Eligible Employees and/or Eligible Service Providers. The Company, by means of the Plan, seeks to retain and assist its Related Corporations or Affiliates in retaining the services of such Eligible Employees and Eligible Service Providers, to secure and retain the services of new Eligible Employees and Eligible Service Providers and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Related Corporations and Affiliates.
(b)   Qualified and Non-Qualified Offerings Permitted.   The Plan includes two components: a 423 Component and a Non-423 Component. The Company intends (but makes no undertaking or representation to maintain) the 423 Component to qualify as an Employee Share Purchase Plan. The provisions of the 423 Component, accordingly, will be construed in a manner that is consistent with the requirements of Section 423 of the Code, including without limitation, to extend and limit Plan participation in a uniform and non-discriminatory basis. In addition, this Plan authorizes grants of Purchase Rights under the Non-423 Component that do not meet the requirements of an Employee Share Purchase Plan. Except as otherwise provided in the Plan or determined by the Board, the Non-423 Component will operate and be administered in the same manner as the 423 Component. In addition, the Company may make separate Offerings which vary in terms (provided that such terms are not inconsistent with the provisions of the Plan or the requirements of an Employee Share Purchase Plan, except in each case with respect to a Non-423 Component), and the Company will designate which Designated Company is participating in each separate Offering and if any Eligible Service Providers will be eligible to participate in a separate Offering. Eligible Employees will be able to participate in either the 423 Component or the Non-423 Component of the Plan. Eligible Service Providers will only be able to participate in the Non-423 Component of the Plan.
2.   Administration.
(a)   The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 2(c).
(b)   The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)   To determine how and when Purchase Rights will be granted and the provisions of each Offering (which need not be identical).
(ii)   To designate from time to time which Related Corporations will be eligible to participate in the Plan as Designated 423 Corporations or as Designated Non-423 Corporations, which Affiliates will be eligible to participate in the Plan as Designated Non-423 Corporations, and which Designated Companies will participate in each separate Offering (to the extent that the Company makes separate Offerings).
(iii)   To designate from time to time which persons will be eligible to participate in the Non-423 Component of the Plan as Eligible Service Providers and which Eligible Service Providers will participate in each separate Offering (to the extent that the Company makes separate Offerings).
(iv)   To construe and interpret the Plan and Purchase Rights, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it deems necessary or expedient to make the Plan fully effective.

(v)   To settle all controversies regarding the Plan and Purchase Rights granted under the Plan.
(vi)   To suspend or terminate the Plan at any time as provided in Section 12.
(vii)   To amend the Plan at any time as provided in Section 12.
(viii)   Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company, its Related Corporations, and Affiliates and to carry out the intent that the 423 Component be treated as an Employee Share Purchase Plan.
(ix)   To adopt such rules, procedures and sub-plans relating to the operation and administration of the Plan as are necessary or appropriate under Applicable Laws to permit or facilitate participation in the Plan by Employees or Eligible Service Providers who are non-U.S. nationals or employed or providing services or located or otherwise subject to the laws of a jurisdiction outside the United States. Without limiting the generality of, but consistent with, the foregoing, the Board specifically is authorized to adopt rules, procedures, and sub-plans, which, for purposes of the Non-423 Component, may be beyond the scope of Section 423 of the Code, regarding, without limitation, eligibility to participate in the Plan, handling and making of Contributions, establishment of bank or trust accounts to hold Contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of share issuances, any of which may vary according to Applicable Laws.
(c)   The Board may delegate some or all of the administration of the Plan to a Committee or Committees to the extent permitted by Applicable Laws. If administration is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board and Applicable Laws. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated. Whether or not the Board has delegated administration of the Plan to a Committee, the Board will have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.
(d)   All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
3.   Shares Subject to the Plan.
(a)   Number of Shares Available; Share Reserve Increases.   Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the maximum number of Shares that may be issued under the Plan will initially be zero Shares on the Effective Date, and may be increased on the first day of each Fiscal Year beginning with the 2022 Fiscal Year and ending on (and including) the first day of the 2032 Fiscal Year, by such number of shares determined by the Board on or prior to the date of any increase that will not exceed (i) the lesser of (i) one percent (1%) of the total number of Shares outstanding on the last day of the calendar month prior to the date of such increase, and (ii) [   ] Shares.
(b)   Share Recycling.   If any Purchase Right granted under the Plan terminates without having been exercised in full, the Shares not purchased under such Purchase Right will again become available for issuance under the Plan.
(c)   Source of Shares.   The Shares purchasable under the Plan will be authorized but unissued or reacquired Shares, including shares repurchased by the Company on the open market.

1
Number will be equal to 1% of the aggregate number of shares of Holdco shares issued and outstanding immediately after the Closing (after giving effect to the Qell stockholder redemptions, if any).

4.   Grant of Purchase Rights; Offering.
(a)   Offerings.   The Board may from time to time grant or provide for the grant of Purchase Rights to Eligible Employees and/or Eligible Service Providers under an Offering (consisting of one or more Purchase Periods) on an Offering Date or Offering Dates selected by the Board. Each Offering will be in such form and will contain such terms and conditions as the Board will deem appropriate, and, with respect to the 423 Component, will comply with the requirement of Section 423(b)(5) of the Code that all Employees granted Purchase Rights will have the same rights and privileges. The terms and conditions of an Offering will be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering will include (through incorporation of the provisions of this Plan by reference in the Offering Document or otherwise) the period during which the Offering will be effective, which period will not exceed 27 months beginning with the Offering Date, and the substance of the provisions contained in Sections 5 through 8, inclusive.
(b)   More than One Purchase Right.   If a Participant has more than one Purchase Right outstanding under the Plan, unless he or she otherwise indicates in forms delivered to the Company: (i) each form will apply to all of his or her Purchase Rights under the Plan, and (ii) a Purchase Right with a lower exercise price (or an earlier-granted Purchase Right, if different Purchase Rights have identical exercise prices) will be exercised to the fullest possible extent before a Purchase Right with a higher exercise price (or a later-granted Purchase Right if different Purchase Rights have identical exercise prices) will be exercised.
(c)   Restart Provision Permitted.   To the extent more than one Purchase Period is provided during an Offering, the Board will have the discretion to structure such Offering so that if the Fair Market Value of a Share on the first Trading Day of a new Purchase Period within that Offering is less than or equal to the Fair Market Value of a Share on the Offering Date for that Offering, then (i) that Offering will terminate as of the Purchase Date specified with respect to such Purchase Period, after giving effect to such purchase on the applicable Purchase Date, (ii) all Contribution amounts not applied to the purchase of Shares after giving effect to such purchase on the applicable Purchase Date shall be refunded to the applicable Participants and (iii) the Participants in such terminated Offering will be automatically enrolled in a new Offering beginning on the first Trading Day of such new Offering Period and Purchase Period.
5.   Eligibility.
(a)   General.   Purchase Rights may be granted only to Employees of the Company or, as the Board may designate in accordance with Section 2(b), to Employees of a Related Corporation or, solely with respect to the Non-423 Component, Employees of an Affiliate and/or Eligible Service Providers.
(b)   Grant of Purchase Rights in Ongoing Offering.   The Board may provide that Employees will not be eligible to be granted Purchase Rights under the Plan if, on the Offering Date, the Employee (i) has not completed at least two (2) years of service since the Employee’s last hire date (or such lesser period of time as may be determined by the Board in its discretion), (ii) customarily works not more than twenty (20) hours per week (or such lesser period of time as may be determined by the Board in its discretion), (iii) customarily works not more than five (5) months per calendar year (or such lesser period of time as may be determined by the Board in its discretion), (iv) is a highly compensated employee within the meaning of Section 423(b)(4)(D) of the Code, or (v) has not satisfied such other criteria as the Board may determine consistent with Section 423 of the Code. Unless otherwise determined by the Board for any Offering Period, an Employee will not be eligible to be granted Purchase Rights unless, on the Offering Date, the Employee customarily works more than twenty (20) hours per week and more than five (5) months per calendar year.
(c)   5% Stockholders Excluded.   No Employee will be eligible for the grant of any Purchase Rights if, immediately after any such Purchase Rights are granted, such Employee owns stock possessing five (5) percent or more of the total combined voting power or value of all classes of stock of the Company or of any Related Corporation. For purposes of this Section 5(c), the rules of Section 424(d)

of the Code will apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding Purchase Rights and options will be treated as stock owned by such Employee.
(d)   $25,000 Limit.   As specified by Section 423(b)(8) of the Code, an Eligible Employee may be granted Purchase Rights only if such Purchase Rights, together with any other rights granted under all Employee Share Purchase Plans of the Company and any Related Corporations, do not permit such Eligible Employee’s rights to purchase stock of the Company or any Related Corporation to accrue at a rate which, when aggregated, exceeds U.S. $25,000 of Fair Market Value of such stock (determined at the time such rights are granted, and which, with respect to the Plan, will be determined as of their respective Offering Dates) for each calendar year in which such rights are outstanding at any time.
(e)   Service Requirement.   An Eligible Service Provider will not be eligible to be granted Purchase Rights unless the Eligible Service Provider is providing bona fide services to the Company or a Designated Company on the applicable Offering Date.
(f)   Non-423 Component Offerings.   Notwithstanding anything set forth herein except for Section 5(e) above, the Board may establish additional eligibility requirements, or fewer eligibility requirements, for Employees and/or Eligible Service Providers with respect to Offerings made under the Non-423 Component even if such requirements are not consistent with Section 423 of the Code.
6.   Purchase Rights; Purchase Price.
(a)   Grant and Maximum Contribution Rate.   On each Offering Date, each Eligible Employee or Eligible Service Provider, pursuant to an Offering made under the Plan, will be granted a Purchase Right to purchase up to that number of Shares (rounded down to the nearest whole share) purchasable either with a percentage or with a maximum dollar amount, as designated by the Board; provided however, that in the case of Eligible Employees, such percentage or maximum dollar amount will in either case not exceed 15% of such Employee’s earnings (as defined by the Board in each Offering) during the period that begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date will be no later than the end of the Offering, unless otherwise provided for in an Offering.
(b)   Purchase Dates.   The Board will establish one or more Purchase Dates during an Offering on which Purchase Rights granted for that Offering will be exercised and Shares will be purchased in accordance with such Offering.
(c)   Other Purchase Limitations.   Subject to Section 5(d) herein, in connection with each Offering made under the Plan, the Board may specify (i) a maximum number of Shares that may be purchased by any Participant on any Purchase Date during such Offering, (ii) a maximum aggregate number of Shares that may be purchased by all Participants pursuant to such Offering, and (iii) a maximum aggregate number of Shares that may be purchased by all Participants on any Purchase Date under the Offering. If the aggregate purchase of Shares issuable on exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then, in the absence of any Board action otherwise, a pro rata (based on each Participant’s accumulated Contributions) allocation of the Shares (rounded down to the nearest whole share) available will be made in as nearly a uniform manner as will be practicable and equitable.
(d)   Purchase Price.   The purchase price of Shares acquired pursuant to Purchase Rights will be not less than the lesser of:
(i)   an amount equal to 85% of the Fair Market Value of the Shares on the Offering Date; or
(ii)   an amount equal to 85% of the Fair Market Value of the Shares on the applicable Purchase Date.

7.   Participation; Withdrawal; Termination.
(a)   Enrollment.   An Eligible Employee may elect to authorize payroll deductions to the extent permitted by Applicable Laws as the means of making Contributions by completing and delivering to the Company, within the time specified by the Company, an enrollment form provided by the Company or any third party designated by the Company (each, a “Company Designee”). The enrollment form will specify the amount of Contributions not to exceed the maximum amount specified by the Board. Each Participant’s Contributions will be credited to a bookkeeping account for such Participant under the Plan and will be deposited with the general funds of the Company except where Applicable Laws require that Contributions be deposited with a Company Designee or otherwise be segregated.
(b)   Contributions.   If permitted in the Offering to the extent permitted by Applicable Laws, a Participant may begin Contributions with the first payroll or payment date occurring on or after the Offering Date (or, in the case of a payroll date or payment date that occurs after the end of the prior Offering but before the Offering Date of the next new Offering, Contributions from such payroll or payment will be included in the new Offering) or on such other date as set forth in the Offering. If permitted in the Offering, a Participant may thereafter reduce (including to zero) or increase his or her Contributions. If required under Applicable Laws or if specifically provided in the Offering, in addition to or instead of making Contributions by payroll deductions, a Participant may make Contributions through a payment by cash, check, or wire transfer prior to a Purchase Date, in a manner directed by the Company or a Company Designee.
(c)   Withdrawals.   During an Offering, a Participant may cease making Contributions and withdraw from the Offering by delivering to the Company or a Company Designee a withdrawal form provided by the Company. The Company may impose a deadline before a Purchase Date for withdrawing. On such withdrawal, such Participant’s Purchase Right in that Offering will immediately terminate and the Company will distribute as soon as practicable to such Participant all of his or her accumulated but unused Contributions without interest and such Participant’s Purchase Right in that Offering will then terminate. A Participant’s withdrawal from that Offering will have no effect on his or her eligibility to participate in any other Offerings under the Plan, but such Participant will be required to deliver a new enrollment form to participate in subsequent Offerings.
(d)   Termination of Eligibility.   Purchase Rights granted pursuant to any Offering under the Plan will terminate immediately if the Participant either (i) is no longer an Eligible Employee or Eligible Service Provider for any reason or for no reason, or (ii) is otherwise no longer eligible to participate. The Company shall have the exclusive discretion to determine when Participant is no longer actively employed or actively providing services, as relevant, and the date of the termination of employment or service for purposes of the Plan. As soon as practicable, the Company will distribute to such individual all of his or her accumulated but unused Contributions without interest.
(e)   Leave of Absence.   For purposes of this Section 7, an Employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company or of a Designated Company in the case of sick leave, military leave, or any other leave of absence approved by the Company; provided that such leave is for a period of not more than three (3) months or reemployment upon the expiration of such leave is guaranteed by contract or statute. The Company will have sole discretion to determine whether a Participant has terminated employment and the effective date on which the Participant terminated employment, regardless of any notice period or garden leave required under local law.
(f)   Transfers.   Unless otherwise determined by the Board, a Participant whose employment (or in the case of Eligible Service Providers, service) transfers or whose employment (or in the case of Eligible Service Providers, service) terminates with an immediate rehire (or in the case of Eligible Service Providers, reengagement) with no break in employment (or in the case of Eligible Service Providers, service) by or between the Company and a Designated Company or between Designated Companies will not be treated as having terminated employment (or in the case of Eligible Service Providers, service) for purposes of participating in the Plan or an Offering; however, if a Participant transfers from an Offering under the 423 Component to an Offering under the Non-423 Component, the exercise of the Participant’s Purchase Right will be qualified under the 423 Component only to the extent such exercise complies with Section 423 of the Code. If a Participant transfers from an Offering under the Non-423 Component to an Offering under the 423 Component, the exercise of the Purchase Right will remain non-qualified under the Non-423 Component. In the event that a Participant’s Purchase Right is terminated under the Plan, the Company will distribute as soon as practicable to such individual all of his or her accumulated but unused Contributions.
(g)   No Transfers of Purchase Rights.   During a Participant’s lifetime, Purchase Rights will be exercisable only by such Participant. Purchase Rights are not transferable by a Participant, except by will, by the laws of descent and distribution, or, if permitted by the Company, by a beneficiary designation as described in Section 10.
(h)   No Interest.   Unless otherwise specified in the Offering or required by Applicable Law, the Company will have no obligation to pay interest on Contributions.
8.   Exercise of Purchase Rights.
(a)   On each Purchase Date, each Participant’s accumulated Contributions will be applied to the purchase of Shares (rounded down to the nearest whole share), up to the maximum number of Shares permitted by the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares will be issued unless specifically provided for in the Offering.
(b)   Unless otherwise provided in the Offering, if any amount of accumulated Contributions remains in a Participant’s account after the purchase of Shares on the final Purchase Date in an Offering, then such remaining amount will roll over to the next Offering.
(c)   No Purchase Rights may be exercised to any extent unless the Shares to be issued on such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all Applicable Laws. If on a Purchase Date the Shares are not so registered or the Plan is not in such compliance, no Purchase Rights will be exercised on such Purchase Date, and the Purchase Date will be delayed until the Shares are subject to such an effective registration statement and the Plan is in material compliance, except that the Purchase Date will in no event be more than three (3) months from the original Purchase Date. If, on the Purchase Date, as delayed to the maximum extent permissible, the Shares are not registered and the Plan is not in material compliance with all Applicable Laws, as determined by the Company in its sole discretion, no Purchase Rights will be exercised and all accumulated but unused Contributions will be distributed as soon as practicable to the Participants without interest.
9.   Covenants of the Company.   The Company will seek to obtain from each U.S. federal or state, non-U.S. or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Purchase Rights and issue and sell Shares thereunder unless the Company determines, in its sole discretion, that doing so would cause the Company to incur costs that are unreasonable. If, after commercially reasonable efforts, the Company is unable to obtain the authority that counsel for the Company deems necessary for the grant of Purchase Rights or the lawful issuance and sale of Shares under the Plan, and at a commercially reasonable cost, the Company will be relieved from any liability for failure to grant Purchase Rights or to issue and sell Shares on exercise of such Purchase Rights.
10.   Designation of Beneficiary.
(a)   The Company may, but is not obligated to, permit a Participant to submit a form designating a beneficiary who will receive any Shares or Contributions from the Participant’s account under the Plan if the Participant dies before such shares or Contributions are delivered to the Participant. The Company may, but is not obligated to, permit the Participant to change such designation of beneficiary. Any such designation or change must be on a form approved by the Company or as approved by the Company for use by a Company Designee.
(b)   If a Participant dies, in the absence of a valid beneficiary designation, the Company will deliver any Shares and Contributions to the executor or administrator of the estate of the Participant. If no executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such Shares and Contributions, without interest, to the Participant’s spouse, dependents or relatives, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.
11.   Capitalization Adjustments; Dissolution or Liquidation; Corporate Transactions.
(a)   Capitalization Adjustment.   In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities by which the share reserve may be increased each year pursuant to Section 3(a), (iii) the class(es) and number of securities subject to, and the purchase price applicable to outstanding Offerings and Purchase Rights, and (iv) the class(es) and number of securities that are the subject of the purchase limits under each ongoing Offering. The Board will make these adjustments, and its determination will be final, binding, and conclusive.
(b)   Dissolution or Liquidation.   In the event of a dissolution or liquidation of the Company, the Board will shorten any Offering then in progress by setting a New Purchase Date prior to the consummation of such proposed dissolution or liquidation. The Board will notify each Participant in writing, prior to the New Purchase Date that the Purchase Date for the Participant’s Purchase Rights has been changed to the New Purchase Date and that such Purchase Rights will be automatically exercised on the New Purchase Date, unless prior to such date the Participant has withdrawn from the Offering as provided in Section 7.
(c)   Corporate Transaction.   In the event of a Corporate Transaction, then: (i) any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue outstanding Purchase Rights or may substitute similar rights (including a right to acquire the same consideration paid to the stockholders in the Corporate Transaction) for outstanding Purchase Rights, or (ii) if any surviving or acquiring corporation (or its parent company) does not agree to assume or continue such Purchase Rights or does not substitute similar rights for such Purchase Rights, then the Participants’ accumulated Contributions will be used to purchase Shares (rounded down to the nearest whole share) prior to the Corporate Transaction under the outstanding Purchase Rights (with such actual date to be determined by the Board in its sole discretion), and the Purchase Rights will terminate immediately after such purchase. The Board will notify each Participant in writing, prior to the New Purchase Date that the Purchase Date for the Participant’s Purchase Rights has been changed to the New Purchase Date and that such Purchase Rights will be automatically exercised on the New Purchase Date, unless prior to such date the Participant has withdrawn from the Offering as provided in Section 7.
(d)   Spin-Off.   In the event of a spin-off or similar transaction involving the Company, the Board may take actions deemed necessary or appropriate in connection with an ongoing Offering and subject to compliance with Applicable Laws (including the assumption of Purchase Rights under an ongoing Offering by the spun-off company, or shortening an Offering and scheduling a new Purchase Date prior to the closing of such transaction). In the absence of any such action by the Board, a Participant in an ongoing Offering whose employer ceases to qualify as a Related Corporation as of the closing of a spin-off or similar transaction will be treated in the same manner as if the Participant had terminated employment (as provided in Section 7(d)).
12.   Amendment, Termination or Suspension of the Plan.
(a)   Plan Amendment.   The Board may amend the Plan at any time in any respect the Board deems necessary or advisable. However, except as provided in Section 11(a) relating to Capitalization Adjustments, stockholder approval will be required for any amendment of the Plan for which stockholder approval is required by Applicable Laws, including any amendment that either (i) increases the number of Shares available for issuance under the Plan, (ii) expands the class of individuals eligible to become Participants and receive Purchase Rights, (iii) materially increases the benefits accruing to Participants under the Plan or reduces the price at which Shares may be purchased under the Plan, (iv) extends the term of the Plan, or (v) expands the types of awards available for issuance under the Plan, but in each of (i) through (v) above only to the extent stockholder approval is required by Applicable Laws.

(b)   Suspension or Termination.   The Board may suspend or terminate the Plan at any time. No Purchase Rights may be granted under the Plan while the Plan is suspended or after it is terminated.
(c)   No Impairment of Rights.   Any benefits, privileges, entitlements, and obligations under any outstanding Purchase Rights granted before an amendment, suspension, or termination of the Plan will not be materially impaired by any such amendment, suspension, or termination except (i) with the consent of the person to whom such Purchase Rights were granted, (ii) as necessary to comply with any laws, listing requirements, or governmental regulations (including, without limitation, the provisions of Section 423 of the Code and the regulations and other interpretive guidance issued thereunder relating to Employee Share Purchase Plans) including without limitation any such regulations or other guidance that may be issued or amended after the date the Plan is adopted by the Board, or (iii) as necessary to obtain or maintain any special tax, listing, or regulatory treatment; provided that, any action taken pursuant to Section 11 herein shall not be treated as an amendment giving rise to impairment hereunder. To be clear, the Board may amend outstanding Purchase Rights without a Participant’s consent (1) if such amendment is necessary to ensure that the Purchase Right or the 423 Component complies with the requirements of Section 423 of the Code, or (2) as reserved pursuant to the terms of the Plan.
(d)   Corrections and Administrative Procedures.   Notwithstanding anything in the Plan to the contrary, the Board will be entitled to: (i) permit Contributions in excess of the amount designated by a Participant in order to adjust for mistakes in the Company’s processing of properly completed Contribution elections; (ii) establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Shares for each Participant properly correspond with amounts withheld from the Participant’s Contributions; (iii) amend any outstanding Purchase Rights or clarify any ambiguities regarding the terms of any Offering to enable the Purchase Rights to qualify under and/or comply with Section 423 of the Code; and (iv) establish other limitations or procedures as the Board determines in its sole discretion advisable that are consistent with the Plan. The actions of the Board pursuant to this paragraph will not be considered to alter or impair any Purchase Rights granted under an Offering as they are part of the initial terms of each Offering and the Purchase Rights granted under each Offering.
13.   Tax Matters.
(a)   Section 409A of the Code.   Purchase Rights granted under the 423 Component are intended to be exempt from the application of Section 409A of the Code under U.S. Treasury Regulation Section 1.409A-1(b)(5)(ii). Purchase Rights granted under the Non-423 Component to U.S. taxpayers are intended to be exempt from the application of Section 409A of the Code under the short-term deferral exception and any ambiguities will be construed and interpreted in accordance with such intent. Subject to Section 13(b) below, Purchase Rights granted to U.S. taxpayers under the Non-423 Component will be subject to such terms and conditions that will permit such Purchase Rights to satisfy the requirements of the short-term deferral exception available under Section 409A of the Code, including the requirement that the shares subject to a Purchase Right be delivered within the short-term deferral period. Subject to Section 13(b) below, in the case of a Participant who would otherwise be subject to Section 409A of the Code, to the extent the Board determines that a Purchase Right or the exercise, payment, settlement, or deferral thereof is subject to Section 409A of the Code, the Purchase Right will be granted, exercised, paid, settled, or deferred in a manner that will comply with Section 409A of the Code, including U.S. Department of Treasury regulations and other interpretive guidance issued thereunder, including, without limitation, any such regulations or other guidance that may be issued after the adoption of the Plan. Notwithstanding the foregoing, the Company will have no liability to a Participant or any other party if the Purchase Right that is intended to be exempt from or compliant with Section 409A of the Code is not so exempt or compliant or for any action taken by the Board with respect thereto and in no event will the Company, any Related Corporation or any Affiliate be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by a Participant on account of non-compliance with Section 409A of the Code.
(b)   No Guarantee of Tax Treatment.   Although the Company may endeavor to (i) qualify a Purchase Right for special tax treatment under the laws of the United States or jurisdictions outside of the United States, or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), the

Company makes no representation to that effect and expressly disavows any covenant to maintain special or to avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan, including Section 13(a) above. The Company will be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants under the Plan.
14.   Tax Withholding.   The Participant will make adequate provision to satisfy the Tax-Related Items withholding obligations, if any, of the Company and/or the applicable Designated Company which arise with respect to Participant’s participation in the Plan or upon the disposition of the Shares. The Company and/or the Designated Company may, but will not be obligated to unless required by Applicable Laws, withhold from the Participant’s compensation or any other payments due the Participant the amount necessary to meet such withholding obligations, withholding a sufficient whole number of Shares issued following exercise having an aggregate value sufficient to pay the Tax-Related Items or withhold from the proceeds of the sale of Shares, either through a voluntary sale or a mandatory sale arranged by the Company or any other method of withholding that the Company and/or the Designated Company deems appropriate. The Company and/or the Designated Company will have the right to take such other action as may be necessary in the opinion of the Company or a Designated Company to satisfy withholding and/or reporting obligations for such Tax-Related Items. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.
15.   Effective Date of Plan.   The Plan will become effective on the Effective Date. No Purchase Rights will be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval must be within 12 months before or after the date the Plan is adopted (or, if required under Section 12(a) above, amended) by the Board.
16.   Miscellaneous Provisions.
(a)   Proceeds from the sale of Shares pursuant to Purchase Rights will constitute general funds of the Company.
(b)   A Participant will not be deemed to be the holder of, or to have any of the rights of a holder with respect to, Shares subject to Purchase Rights unless and until the Participant’s Shares acquired on exercise of Purchase Rights are recorded in the books of the Company (or its transfer agent).
(c)   The Plan and Offering do not constitute an employment or service contract. Nothing in the Plan or in the Offering will in any way alter the at-will nature of a Participant’s employment, if applicable, or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue his or her employment or service relationship with the Company, a Related Corporation, or an Affiliate, or on the part of the Company, a Related Corporation, or an Affiliate to continue the employment or service of a Participant.
(d)   The provisions of the Plan will be governed by the laws of [      ] without resort to its conflicts of laws rules. All disputes relating to this Plan and all Awards or agreements based on or pursuant to this Plan shall be submitted exclusively to the competent court in [      ].
(e)   If any particular provision of the Plan is found to be invalid or otherwise unenforceable, such provision will not affect the other provisions of the Plan, but the Plan will be construed in all respects as if such invalid provision were omitted.
(f)   If any provision of the Plan does not comply with Applicable Laws, such provision will be construed in such a manner as to comply with Applicable Laws.
17.   Definitions.   As used in the Plan, the following definitions will apply to the capitalized terms indicated below:
(a)   “423 Component” means the part of the Plan, which excludes the Non-423 Component, pursuant to which Purchase Rights that satisfy the requirements for an Employee Share Purchase Plan may be granted to Eligible Employees.

(b)   “Affiliate” means any entity, other than a Related Corporation, in which the Company has an equity or other ownership interest or that is directly or indirectly controlled by, controls, or is under common control with the Company, in all cases, as determined by the Board, whether now or hereafter existing.
(c)   “Applicable Laws” means all applicable laws, rules, regulations and requirements, including, but not limited to, all applicable U.S. federal or state laws, rules and regulations, the rules and regulations of any stock exchange or quotation system on which the Shares are listed or quoted, and the applicable laws, rules and regulations of any other country or jurisdiction where Purchase Rights are, or will be, granted under the Plan or Participants reside or provide services to the Company or any Related Corporation or Affiliate, as such laws, rules, and regulations shall be in effect from time to time.
(d)   “Board” means the Board of Directors of the Company.
(e)   “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Shares subject to the Plan or subject to any Purchase Right after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other similar equity restructuring transaction, as that term is used in Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
(f)   “Code” means the U.S. Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(g)   “Committee” means a committee of one or more members of the Board to whom authority has been delegated by the Board in accordance with Section 2(c).
(h)   “Company” means Lilium N.V., a Dutch public limited liability (naamloze vennootschap) company.
(i)   “Contributions” means the payroll deductions or other payments specifically provided for in the Offering to fund the exercise of a Purchase Right. A Participant may make additional payments into his or her account if specifically provided for in the Offering, and then only if the Participant has not already contributed the maximum permitted amount of payroll deductions and other payments during the Offering.
(j)   “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)   a transfer of all or substantially all of the Company’s assets;
(ii)   a merger, consolidation or other capital reorganization or business combination transaction of the Company with or into another corporation, entity or person; or
(iii)   the consummation of a transaction, or series of related transactions, in which any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of more than 50% of the Company’s then outstanding capital stock.
(k)   “Designated 423 Corporation” means any Related Corporation selected by the Board as participating in the 423 Component.
(l)   “Designated Company” means any Designated Non-423 Corporation or Designated 423 Corporation, provided, however, that at any given time, a Related Corporation participating in the 423 Component will not be a Related Corporation participating in the Non-423 Component.
(m)   “Designated Non-423 Corporation” means any Related Corporation or Affiliate selected by the Board as participating in the Non-423 Component.

(n)   “Director” means a member of the Board.
(o)   “Effective Date” means the date of consummation of the initial business combination between Lilium GmbH, Lilium N.V. and Qell Acquisition Corp.
(p)   “Eligible Employee” means an Employee who meets the requirements set forth in the document(s) governing the Offering for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan. For purposes of the Plan, the employment relationship will be treated as continuing intact while the Employee is on sick leave or other leave of absence approved by the Company or a Related Corporation or Affiliate that directly employs the Employee. Where the period of leave exceeds three (3) months and the Employee’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will, to the extent permitted by law, be deemed to have terminated three (3) months and one (1) day following the commencement of such leave.
(q)   “Eligible Service Provider” means a natural person other than an Employee or Director who (i) is designated by the Committee to be an “Eligible Service Provider,” (ii) provides bona fide services to the Company or a Related Corporation, (iii) is not a U.S. taxpayer and (iv) meets the requirements set forth in the document(s) governing the Offering for eligibility to participate in the Offering, provided that such person also meets the requirements for eligibility to participate set forth in the Plan.
(r)   “Employee” means any person, including an Officer or Director, who is treated as an employee in the records of the Company or a Related Corporation or Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
(s)   “Employee Share Purchase Plan” means a plan that grants Purchase Rights intended to be options issued under an “employee Share Purchase Plan,” as that term is defined in Section 423(b) of the Code.
(t)   “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.
(u)   “Fair Market Value” means, as of any date, the value of the Shares determined as follows:
(i)   If the Shares are listed on any established stock exchange or a national market system, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination, as reported in such source as the Board deems reliable;
(ii)   If the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value will be the mean of the closing bid and asked prices for the Shares on the date of determination, as reported in such source as the Board deems reliable; or
(iii)   In the absence of an established market for the Shares, the Fair Market Value will be determined in good faith by the Board in compliance with Applicable Laws and in a manner that complies with Sections 409A of the Code.
(v)   “Fiscal Year” means the fiscal year of the Company.
(w)   “New Purchase Date” means a new Purchase Date set by shortening any Offering then in progress.
(x)   “Non-423 Component” means the part of the Plan, which excludes the 423 Component, pursuant to which Purchase Rights that are not intended to satisfy the requirements for an Employee Share Purchase Plan may be granted to Eligible Employees and Eligible Service Providers.
(y)   “Offering” means the grant to Eligible Employees or Eligible Service Providers of Purchase Rights, with the exercise of those Purchase Rights automatically occurring at the end of one or more Purchase Periods. The terms and conditions of an Offering will generally be set forth in the “Offering Document” approved by the Board for that Offering.

(z)   “Offering Date” means a date selected by the Board for an Offering to commence.
(aa)   “Offering Period” means a period with respect to which the right to purchase Shares may be granted under the Plan, as determined by the Board pursuant to the Plan.
(bb)   “Officer” means a person who is an officer of the Company or a Related Corporation or Affiliate within the meaning of Section 16 of the Exchange Act.
(cc)   “Participant” means an Eligible Employee or Eligible Service Provider who holds an outstanding Purchase Right.
(dd)   “Plan” means this Lilium N.V. 2021 Employee Share Purchase Plan, including both the 423 Component and the Non-423 Component, as amended from time to time.
(ee)   “Purchase Date” means one or more dates during an Offering selected by the Board on which Purchase Rights will be exercised and on which purchases of Shares will be carried out in accordance with such Offering.
(ff)   “Purchase Period” means a period of time specified within an Offering, generally beginning on the Offering Date or on the first Trading Day following a Purchase Date, and ending on a Purchase Date. An Offering may consist of one or more Purchase Periods.
(gg)   “Purchase Right” means an option to purchase Shares granted pursuant to the Plan.
(hh)   “Related Corporation” means any “parent corporation” or “subsidiary corporation” of the Company whether now or subsequently established, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.
(ii)   “Securities Act” means the U.S. Securities Act of 1933, as amended.
(jj)   “Shares” means the Class A ordinary shares of the Company.
(kk)   “Tax-Related Items” means any income tax, social insurance, payroll tax, fringe benefit tax, payment on account or other tax-related items arising in relation to a Participant’s participation in the Plan and legally applicable to a Participant.
(ll)   “Trading Day” means any day on which the exchange or market on which Shares are listed is open for trading.
o O o

ANNEX E
Execution Version
SPONSOR SUPPORT AGREEMENT
This Sponsor Support Agreement (this “Sponsor Agreement”) is dated as of March 30, 2021 by and among Qell Partners, LLC, a Cayman Islands limited liability company (the “Sponsor”), Qell Acquisition Corp., a blank check company incorporated as a Cayman Islands exempted company (“Qell”), Qell DutchCo B.V., a newly formed Dutch limited liability company that was formed by the Sponsor for purposes of consummating the transactions contemplated by the Business Combination Agreement (as defined below), and which shall convert into a Dutch public limited company (NV) prior to the Merger (as defined below) (“Holdco”), and Lilium GmbH, a German limited liability company (the “Company”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Business Combination Agreement.
RECITALS
WHEREAS, as of the date hereof and in any event prior to the Merger and the Closing, the Sponsor has agreed to forfeit 1,828,945 Qell Class B Shares so that immediately prior to the Merger Effective Time and the Closing (the “Forfeited Shares”), the Sponsor shall be the holder of record and the “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of 7,658,555 Qell Class B Shares and 7,060,000 Qell Warrants in the aggregate as set forth on Schedule I attached hereto;
WHEREAS, contemporaneously with the execution and delivery of this Sponsor Agreement, Qell, Holdco, Queen Cayman Merger LLC, a Cayman exempted company and a direct wholly owned subsidiary of Holdco (“Merger Sub”), and the Company, have entered into a business combination agreement (as amended or modified from time to time, the “Business Combination Agreement”), dated as of the date hereof, pursuant to which, among other transactions, Qell is to merge with and into Merger Sub, with Merger Sub continuing on as the surviving entity, on the terms and conditions set forth therein (the “Merger”); and
WHEREAS, as a result of the Company Share Exchange contemplated by the Business Combination Agreement, the Company will become a wholly-owned subsidiary of Holdco;
WHEREAS, as an inducement to Qell and the Company to enter into the Business Combination Agreement and to consummate the transactions contemplated therein, the parties hereto desire to agree to certain matters as set forth herein.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:
ARTICLE I
SPONSOR SUPPORT AGREEMENT; COVENANTS
Section 1.1    Binding Effect of Business Combination Agreement.   The Sponsor hereby acknowledges that it has read the Business Combination Agreement and this Sponsor Agreement and has had the opportunity to consult with its tax and legal advisors. The Sponsor shall be bound by and comply with Sections 5.9 (Transactions with Affiliates), 5.17 (Investigation; No Other Representation) and 6.4 (Public Announcements) of the Business Combination Agreement (and any relevant definitions contained in any such Sections) as if the Sponsor was an original signatory to the Business Combination Agreement with respect to such provisions.
Section 1.2    No Transfer.   During the period commencing on the date hereof and ending on the earlier of (a) the Merger Effective Time and (b) such date and time as the Business Combination Agreement shall be terminated in accordance with Section 8.1 thereof, the Sponsor shall not (i) sell, offer to sell, contract or agree to sell, assign, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, file (or participate in the filing of) a registration statement with the

SEC (other than the Proxy Statement/Registration Statement) or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, with respect to any Qell Shares or Qell Warrants owned by the Sponsor, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any shares of Qell Shares or Qell Warrants owned by the Sponsor (clauses (i) and (ii) collectively, a “Transfer”) or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii); provided, however, that the foregoing shall not prohibit Transfers between the Sponsor and any Affiliate of the Sponsor, so long as, prior to and as a condition to the effectiveness of any such Transfer, such Affiliate executes and delivers to Qell a joinder to this Sponsor Agreement in the form attached hereto as Annex A.
Section 1.3    New Shares.   In the event that (a) any Qell Shares, Qell Warrants or other Equity Securities of Qell are issued to the Sponsor after the date of this Sponsor Agreement pursuant to any stock dividend, stock split, recapitalization, reclassification, combination, conversion or exchange of Qell Shares or Qell Warrants of, on or affecting the Qell Shares or Qell Warrants owned by the Sponsor or otherwise, (b) the Sponsor purchases or otherwise acquires beneficial ownership of any Qell Shares, Qell Warrants or other Equity Securities of Qell after the date of this Sponsor Agreement, or (c) the Sponsor acquires the right to vote or share in the voting of any Qell Shares or other Equity Securities of Qell after the date of this Sponsor Agreement (such Qell Shares, Qell Warrants or other Equity Securities of Qell, collectively the “New Securities”), then such New Securities acquired or purchased by the Sponsor shall be subject to the terms of this Sponsor Agreement to the same extent as if they constituted the Qell Shares or Qell Warrants owned by the Sponsor as of the date hereof.
Section 1.4    Closing Date Deliverables.   On the Closing Commencement Date, the Sponsor shall deliver to Qell and the Company a duly executed copy of that certain Registration Rights Agreement, by and among Qell, the Company, Holdco, the Sponsor and each Company Shareholder, in substantially the form attached as Exhibit A to the Business Combination Agreement.
Section 1.5    Sponsor Support Agreements.
(a)   The Sponsor hereby agrees to undertake actions to cause the convening of the Qell Shareholders Meeting in accordance with the Governing Documents of Qell, for the purposes of obtaining the Qell Shareholder Approval and, if applicable, any approvals related thereto, including the approval of the Business Combination Agreement and the transactions contemplated thereby, and an adjournment of the Qell of the Qell Shareholders Meeting, if necessary, to permit further solicitation of proxies because there is not sufficient votes to approve and adopt any of the foregoing. The Sponsor shall undertake any actions necessary to cause (so far as reasonably possible) the Closing to occur and the completion of the transactions contemplated by the Business Combination Agreement, including the Holdco Reorganization, the Required Holdco Shareholder Approval, the Merger, the Liquidation Distribution and Assumption, the Wiegand Board Appointment, the Remaining Holdco Board Appointments, the Company Share Exchange, the post-Closing appointment of directors to the Holdco Board pursuant to Section 6.17 (Post-Closing Directors and Officers) of the Business Combination Agreement and any other action deemed as necessary or appropriate in order to consummate the transactions contemplated by the Business Combination Agreement (it being acknowledged and agreed that Closing and the transaction contemplated by the Business Combination Agreement are dependent on the performance of other parties and cannot be successfully consummated by the actions of the Sponsor alone). For the avoidance of doubt, the Sponsor shall execute, or cause the execution of, the Required Holdco Shareholder Approval as contemplated by the Business Combination Agreement.
(b)   At any meeting of the shareholders of Qell, however called, or at any adjournment thereof, or in any other circumstance in which the vote, consent or other approval of the shareholders of Qell is sought, the Sponsor shall (i) appear at each such meeting or otherwise cause all of its Qell Shares to be counted as present thereat for purposes of calculating a quorum and (ii) vote (or cause to be voted), or execute and deliver a written consent (or cause a written consent to be executed and delivered) covering, all of its Qell Shares:
(i)   in favor of the Business Combination Proposal;
(ii)   in favor of the Merger Proposal;

(iii)   in favor of each Transaction Proposal;
(iv)   against any merger agreement, merger, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by Qell (other than the Business Combination Agreement and the transactions contemplated thereby);
(v)   against any change in the business, management or Board of Directors of Qell (other than in connection with the Business Combination Proposal, the Merger Proposal or the Transaction Proposals); and
(vi)   against any proposal, action or agreement that would (A) impede, frustrate, prevent or nullify any provision of this Sponsor Agreement, the Business Combination Agreement or the transactions contemplated thereby, any Ancillary Document or any Merger, (B) result in a breach in any respect of any covenant, representation, warranty or any other obligation or agreement of Qell, Holdco or Merger Sub under the Business Combination Agreement or any Ancillary Document, (C) result in any of the conditions set forth in Article 7 of the Business Combination Agreement not being fulfilled or (D) change in any manner the dividend policy or capitalization of, including the voting rights of any class of capital stock of Qell.
The Sponsor hereby agrees that it shall not commit or agree to take any action inconsistent with the foregoing.
(c)   The Sponsor shall comply with, and fully perform all of its obligations, covenants and agreements set forth in, that certain letter agreement, dated as of 29 September 2020, and amended and restated on 28 January 2021, by and among the Sponsor and Qell (the “Voting Letter Agreement”), including without limitation the obligations of the Sponsor pursuant to Section 3 therein to not redeem any Qell Shares owned by the Sponsor in connection with the transactions contemplated by the Business Combination Agreement.
(d)   During the period commencing on the date hereof and ending on the earlier of the consummation of the Closing and the termination of the Business Combination Agreement pursuant to Article 8 thereof, the Sponsor shall not modify or amend any Contract between or among the Sponsor, anyone related by blood, marriage or adoption to the Sponsor or any Affiliate of the Sponsor (other than Qell or any of its Subsidiaries), on the one hand, and Qell or any of Qell’s Subsidiaries, on the other hand, including, for the avoidance of doubt, the Voting Letter Agreement.
Section 1.6    Waiver of anti-dilution protection.    Notwithstanding anything to the contrary in any other agreement or contract to which the Sponsor is bound, the Sponsor (for itself and for its successors, heirs and assigns) hereby (but subject to the consummation of the Merger) irrevocably and unconditionally waives, to the fullest extent permitted by law and Qell’s Governing Documents, and agrees not to exercise, assert or perfect, any rights to adjustment or other anti-dilution protections with respect to the rate at which Qell Class B Shares held by the Sponsor convert into Holdco Class A Shares, whether resulting from the transactions contemplated by the Business Combination Agreement, the Subscription Agreements or otherwise, so that each Qell Class B Share held by the Sponsor issued and outstanding as of immediately prior to the Merger shall convert into one Holdco Class A Share at the Merger Effective Time.
Section 1.7    Further Assurances.   The Sponsor shall take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary under applicable Laws to consummate the Merger and the other transactions contemplated by the Business Combination Agreement on the terms and subject to the conditions set forth therein and herein.
Section 1.8    No Inconsistent Agreement.   The Sponsor hereby represents and covenants that the Sponsor has not entered into, and shall not enter into, any agreement that would restrict, limit or interfere with the performance of the Sponsor’s obligations hereunder or under the Business Combination Agreement or the transactions contemplated thereby.

ARTICLE II
REPRESENTATIONS AND WARRANTIES
Section 2.1    Representations and Warranties of the Sponsor.   The Sponsor represents and warrants as of the date hereof to Qell and the Company as follows:
(a)   Organization; Due Authorization.   It is duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it is incorporated, formed, organized or constituted, and the execution, delivery and performance of this Sponsor Agreement and the consummation of the transactions contemplated hereby are within the Sponsor’s corporate, limited liability company or organizational powers and have been duly authorized by all necessary corporate, limited liability company or organizational actions on the part of the Sponsor. This Sponsor Agreement has been duly executed and delivered by the Sponsor and, assuming due authorization, execution and delivery by the other parties to this Sponsor Agreement, this Sponsor Agreement constitutes a legally valid and binding obligation of the Sponsor, enforceable against the Sponsor in accordance with the terms hereof (except as enforceability may be limited by bankruptcy Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies). If this Sponsor Agreement is being executed in a representative or fiduciary capacity, the Person signing this Sponsor Agreement has full power and authority to enter into this Sponsor Agreement on behalf of the Sponsor.
(b)   Ownership.   The Sponsor is the record and beneficial owner (as defined in the Securities Act) of, and has good title to, all of the Sponsor’s Qell Shares and Qell Warrants, and there exist no Liens or any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such Qell Shares or Qell Warrants (other than transfer restrictions under the Securities Act)) affecting any such Qell Shares or Qell Warrants, other than Liens pursuant to (i) this Sponsor Agreement, (ii) the Qell Governing Documents, (iii) the Business Combination Agreement, (iv) the Voting Letter Agreement or (v) any applicable securities Laws. The Sponsor’s Qell Shares and Qell Warrants are the only Equity Securities in Qell owned of record or beneficially by the Sponsor on the date of this Sponsor Agreement, and none of the Sponsor’s Qell Shares or Qell Warrants are subject to any proxy, voting trust or other agreement or arrangement with respect to the voting of such Qell Shares or Qell Warrants, except as provided hereunder and under the Voting Letter Agreement. Other than the Qell Warrants, the Sponsor does not hold or own any rights to acquire (directly or indirectly) any equity securities of Qell or any equity securities convertible into, or which can be exchanged for, equity securities of Qell.
(c)   No Conflicts.   The execution and delivery of this Sponsor Agreement by the Sponsor does not, and the performance by the Sponsor of its obligations hereunder will not, (i) conflict with or result in a violation of the organizational documents of the Sponsor or (ii) require any consent or approval that has not been given or other action that has not been taken by any Person (including under any Contract binding upon the Sponsor or the Sponsor’s Qell Shares or Qell Warrants), in each case, to the extent such consent, approval or other action would prevent, enjoin or materially delay the performance by the Sponsor of its, his or her obligations under this Sponsor Agreement, the Business Combination Agreement or the transactions contemplated thereby.
(d)   Litigation.   There are no Actions pending against the Sponsor, or to the knowledge of the Sponsor threatened against the Sponsor, before (or, in the case of threatened Actions, that would be before) any arbitrator or any Governmental Authority, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by the Sponsor of its, his or her obligations under this Sponsor Agreement, the Business Combination Agreement or the transactions contemplated thereby.
(e)   Brokerage Fees.   Except as described on Section 5.4 of the Qell Disclosure Schedules, no broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by the Business Combination Agreement based upon arrangements made by the Sponsor, for which Qell or any of its Affiliates may become liable.
(f)   Acknowledgment.   The Sponsor understands and acknowledges that each of Qell and the Company is entering into the Business Combination Agreement in reliance upon the Sponsor’s execution and delivery of this Sponsor Agreement.

(g)   No Other Representations or Warranties.   Except for the representations and warranties made by the Sponsor in this Article II, neither the Sponsor nor any other Person makes any express or implied representation or warranty to Qell or the Company in connection with this Sponsor Agreement or the transactions contemplated by this Sponsor Agreement, and the Sponsor expressly disclaims any such other representations or warranties.
ARTICLE III
EARNOUT
Section 3.1    Sponsor Earnout Shares.   The Sponsor agrees that, in connection with the Business Combination Agreement and the transactions contemplated thereby, (i) the Forfeited Shares are hereby forfeited as of immediately prior to the Merger Effective Time, such shares shall no longer be outstanding, and the Sponsor Shall have no further rights with respect to such shares and (ii) of the remaining Qell Class B Shares held by the Sponsor immediately prior to the Merger Effective Time, forty (40%) of such Qell Class B Shares held by the Sponsor immediately prior to the Merger Effective Time (being 3,063,422 Qell Class B Shares), plus any New Securities issued to the Sponsor with respect to such Qell Class B Shares (including, for the avoidance of doubt, any Holdco Class A Shares issued to the Sponsor as a result of the Merger, and any Equity Securities issued to the Sponsor after the date of this Sponsor Agreement pursuant to any stock dividend, stock split, recapitalization, reclassification, combination, conversion or exchange of such Qell Class B Shares of, on or affecting such Qell Class B Shares owned by the Sponsor) (the “Sponsor Earnout Shares”), shall, concurrently with the Closing, or in the case of any New Securities (including any Holdco Class A Shares), concurrently with the issuance of such Equity Securities to the Sponsor, have the Legend (as defined below) affixed to them and be held subject to the terms and conditions of this Article III.
Section 3.2    Legend.   The books and records of Holdco evidencing the Sponsor Earnout Shares shall be stamped or otherwise imprinted with a legend (the “Legend”) in substantially the following form:
THE SECURITIES EVIDENCED HEREIN ARE SUBJECT TO RESTRICTIONS ON TRANSFER, AND CERTAIN OTHER AGREEMENTS, SET FORTH IN THE SPONSOR SUPPORT AGREEMENT, DATED AS OF MARCH 30, 2021, BY AND AMONG ONE AND THE OTHER PARTIES THERETO.
Section 3.3    Procedures Applicable to the Sponsor Earnout Shares.
(a)   As soon as practicable, and in any event within five (5) Business Days after the occurrence of a Sponsor Earnout Triggering Event (as defined below), Holdco shall remove, or cause to be removed, the Legend from the books and records of Holdco evidencing the Sponsor Earnout Shares with respect to which a Sponsor Earnout Triggering Event has occurred, and such shares shall no longer be subject to any of the terms of this Article III (any such removal of a Legend and other restrictions, a “Release”).
(b)   In addition to and without limiting any restrictions on Transfers set forth in the Registration Rights Agreement, the Sponsor shall not Transfer any Sponsor Earnout Shares until the date on which, in respect of such Sponsor Earnout Shares, the applicable Sponsor Earnout Triggering Event has occurred as described in Section 3.4 below and the Legend on such shares has been removed from such shares (other than in connection with Transfers to a Permitted Transferee (as such term is defined in the Investor Rights Agreement (as defined in the Business Combination Agreement))).
Section 3.4    Release of Sponsor Earnout Shares.   The Sponsor Earnout Shares shall be Released as follows (each such event, a “Sponsor Earnout Triggering Event”):
(a)   thirty seven and a half percent (37.5%) of the Sponsor Earnout Shares will be Released (and the restrictions contained in this Article III shall no longer apply to such shares other than such restrictions on Transfers set forth in the Registration Rights Agreement) upon the earlier of (i) the first successful airborne flight (as determined by a majority of Holdco’s independent directors, acting reasonably) of the Group’s seven (7)-seater aircraft (whether manned or unmanned), or (ii) March 31, 2024;

(b)   thirty seven and a half percent (37.5%) of the Sponsor Earnout Shares will be Released (and the restrictions contained in this Article III shall no longer apply to such shares other than such restrictions on Transfers set forth in the Registration Rights Agreement) upon the earlier of (i) in respect of any aircraft developed by the Group, the receipt of “Type Certification” as required (in accordance with applicable law) by the applicable Governmental Entities of either the European Union Aviation Safety Agency or Federal Aviation Administration (including, for the avoidance of doubt, but not limited to, Type Certification based on the European Union Aviation Safety Agency’s “SC VTOL” technical specifications), or (ii) June 30, 2025; and
(c)   twenty five percent (25%) of the Sponsor Earnout Shares will be Released (and the restrictions contained in this Article III shall no longer apply to such shares other than such restrictions on Transfers set forth in the Registration Rights Agreement) upon the earlier of (i) following the achievement of “Type Certification” of a Group Company aircraft in accordance with Section 3.5(b)(i), the Group Company incurring its first U.S. dollar ($) (or foreign equivalent) of positive revenue as recorded on its books and records in the ordinary course related, connected and/or otherwise attributable to a “Type Certified” Group Company aircraft (as determined by a majority of Holdco’s independent directors, acting reasonably), or (ii) September 30, 2025.
Section 3.5    Release Upon Change of Control.   If a Change of Control occurs, then immediately prior to and in connection with the consummation of such Change of Control, Holdco shall Release or cause to be Released all of the Sponsor Earnout Shares that remain unvested. For the purposes of this agreement, “Change of Control” shall mean, with respect to Holdco, the consummation of a sale, merger or majority transfer of Equity Securities of Holdco, or the transfer of the majority of Holdco’s material assets (including, for the avoidance of doubt, the transfer of subsidiary undertakings owned by Holdco and/or material assets and liabilities of Holdco and such subsidiary undertakings).
Section 3.6    Equitable Adjustments.   The Sponsor Earnout Triggering Event targets set forth above, and the number of Sponsor Earnout Shares Released in each event, as provided in this Article III, shall be equitably adjusted for stock splits, reverse stock splits, stock dividends, reorganizations, recapitalizations, reclassifications, combination, exchange of shares or other like change or transaction with respect to Holdco Shares occurring on or after the Closing.
Section 3.7    Application of Article III.   For the avoidance of doubt, nothing in this Article III shall be deemed to affect any shares of Holdco Shares owned of record or beneficially by the Sponsor other than the Sponsor Earnout Shares, and all rights and obligations of the Sponsor with respect to all shares of Holdco Shares owned by the Sponsor, other than the Sponsor Earnout Shares, will remain intact.
ARTICLE IV
MISCELLANEOUS
Section 4.1    Termination.   This Sponsor Agreement and all of its provisions shall terminate and be of no further force or effect upon the earlier of (a) the latest of the Release of all the Sponsor Earnout Shares, (b) the termination of the Business Combination Agreement in accordance with its terms, (c) the liquidation of Qell and (d) the written agreement of the Sponsor, Qell, Holdco and the Company. Upon such termination of this Sponsor Agreement, all obligations of the parties under this Sponsor Agreement will terminate, without any liability or other obligation on the part of any party hereto to any Person in respect hereof or the transactions contemplated hereby, and no party hereto shall have any claim against another (and no person shall have any rights against such party), whether under contract, tort or otherwise, with respect to the subject matter hereof; provided, however, that the termination of this Sponsor Agreement shall not relieve any party hereto from liability arising in respect of any breach of this Sponsor Agreement prior to such termination. This Article IV shall survive the termination of this Sponsor Agreement.
Section 4.2    Governing Law; Venue.   NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT (1) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK AND (2) THE VENUE FOR ANY ACTION TAKEN WITH RESPECT TO THIS AGREEMENT SHALL BE ANY STATE OR FEDERAL COURT IN NEW YORK COUNTY IN THE STATE OF NEW YORK

Section 4.3    Waiver of Jury Trial.   THE PARTIES EACH HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. THE PARTIES EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (a) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (b) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (c) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (d) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.3.
Section 4.4    Arbitration.   Each of the Parties irrevocably and unconditionally agrees that any Proceeding based upon, arising out of or related to this Agreement or any of the transactions contemplated hereby (each, a “Related Proceeding”) shall be finally settled by binding arbitration in accordance with the Rules of Arbitration of the International Chamber of Commerce by three arbitrators. Any Related Proceeding shall be decided by a panel of three (3) arbitrators seated in New York, New York. Each arbitrator must be (a) an attorney with significant experience in negotiating complex commercial transactions, or a judge seated on, or retired from, a U.S. federal court sitting in the Southern District of New York and (b) neutral and independent of each Party. The Parties agree, pursuant to Article 30(2)(b) of the Rules of Arbitration of the International Chamber of Commerce, that the Expedited Procedure Rules shall apply irrespective of the amount in dispute. The arbitrators may enter a default decision against any Party who fails to participate in the arbitration proceedings with respect to any Related Proceeding. The language of the proceeding shall be English. The decision of the arbitrators on the points in dispute will be final, unappealable and binding, and judgment on the award may be entered in any court having jurisdiction thereof. The Parties and the arbitrators will keep confidential, and will not disclose to any Person, except the Parties’ respective Representatives (who shall keep any such information confidential as provided in this sentence), or as may be required by applicable Law or any Order of a Governmental Entity of competent jurisdiction, the existence of any Related Proceeding under this Section 4.4, the referral of any such Related Proceeding to arbitration or the status or resolution thereof. The initiation of any Related Proceeding pursuant to this Section 4.4 will toll the applicable statute of limitations for the duration of any such Related Proceeding.
Section 4.5    Assignment.   This Sponsor Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. Neither this Sponsor Agreement nor any of the rights, interests or obligations hereunder will be assigned (including by operation of law) without the prior written consent of all of the other parties hereto.
Section 4.6    Specific Performance.   The parties hereto agree that irreparable damage may occur in the event that any of the provisions of this Sponsor Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to seek an injunction or injunctions to prevent breaches of this Sponsor Agreement and to enforce specifically the terms and provisions of this Sponsor Agreement in the chancery court or any other state or federal court within the State of New York, this being in addition to any other remedy to which such party is entitled at law or in equity.
Section 4.7    Amendment.   This Sponsor Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by Qell, Holdco, the Company and the Sponsor.
Section 4.8    Severability.   If any provision of this Sponsor Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Sponsor Agreement will remain in full force and effect. Any provision of this Sponsor Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.
Section 4.9    Notices.   All notices and other communications among the parties hereto shall be in writing and shall be deemed to have been duly given (a) when delivered in person, (b) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (c) when delivered by FedEx or other nationally recognized overnight delivery service or (d) when e-mailed during normal business hours (and otherwise as of the immediately following Business Day), addressed as follows:
If to Qell:
Qell Acquisition Corp.
505 Montgomery Street, Suite 1100
San Francisco, CA 94111
Attention:
Barry Engle,
Sam Gabbita,

Email:
Sam.gabbita@qellpartners.com
Barry.engle@qellpartners.com,

with a copy to (which will not constitute notice):
Goodwin Proctor LLP
100 Northern Avenue
Boston, MA 02210
Attention:
Jocelyn Arel
Joshua Klazkin

Email:
Jarel@goodwinlaw.com
Jklatzkin@goodwinlaw.com

If to Holdco:
Qell DutchCo B.V.
c/o Qell Acqusition Corp.
505 Montgomery Street, Suite 1100
San Francisco, CA 94111
Attention:
Barry Engle,
Sam Gabbita,

Email:
Sam.gabbita@qellpartners.com
Barry.engle@qellpartners.com,

with a copy to (which will not constitute notice):
Goodwin Proctor LLP
100 Northern Avenue
Boston, MA 02210
Attention:
Jocelyn Arel
Joshua Klazkin

Email:
Jarel@goodwinlaw.com
Jklatzkin@goodwinlaw.com

If to the Company:
Lilium GmbH

Claude-Dornier Straße 1, Geb. 335
82234 Wessling Germany
Attention:
Daniel Wiegand CEO

Email:
daniel.wiegand@lilium.com

with a copy to:
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 02210
Attention:
Carl P. Marcellino
Tara Fisher

Email:
carl.marcellino@ropesgray.com
tara.fisher@ropesgray.com

with copies to each of (which shall not constitute notice):
Orrick, Herrington & Sutcliffe (UK) LLP
107 Cheapside
London EC2V 6DN
United Kingdom
Attention:
Christopher Grew
Christopher Rödter

Email:
cgrew@orrick.com
croedter@orrick.com

If to the Sponsor:
To the Sponsor’s address set forth in Schedule I
with a copy to (which will not constitute notice):
Goodwin Proctor LLP
100 Northern Avenue
Boston, MA 02210
Attention:
Jocelyn Arel
Joshua Klazkin

Email:
Jarel@goodwinlaw.com
Jklatzkin@goodwinlaw.com

Section 4.10    Counterparts.   This Sponsor Agreement may be executed in two or more counterparts (any of which may be delivered by electronic transmission), each of which shall constitute an original, and all of which taken together shall constitute one and the same instrument.
Section 4.11    Entire Agreement.   This Sponsor Agreement and the agreements referenced herein constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersede all prior understandings, agreements or representations by or among the parties hereto to the extent they relate in any way to the subject matter hereof.
[THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the Sponsor, Qell, Holdco and the Company have each caused this Sponsor Agreement to be duly executed as of the date first written above.
SPONSOR:
QELL PARTNERS, LLC
By:
/s/ Barry Engle

Name: Barry Engle
Title: CEO
[Signature Page to Sponsor Support Agreement]

QELL:
QELL ACQUISITION CORP.
By:
/s/ Barry Engle

Name: Barry Engle
Title: CEO
[Signature Page to Sponsor Support Agreement]

COMPANY:
LILIUM GMBH
By:
/s/ Daniel Wiegand

Name:Daniel Wiegand
Title: CEO
[Signature Page to Sponsor Support Agreement]

HOLDCO:
QELL DUTCHCO B.V.
By:
/s/ Barry Engle

Name: Barry Engle
Title: CEO
[Signature Page to Sponsor Support Agreement]

Schedule I
Sponsor Qell Shares and Qell Warrants
Sponsor	Qell Class A Shares	Qell Class B Shares	Qell Warrants
Qell Partners, LLC	N/A	7,658,555	7,060,000
c/o Qell Acquisition Corp.
[Schedule I to Sponsor Support Agreement]

Annex A
Form of Joinder Agreement
This Joinder Agreement (this “Joinder Agreement”) is made as of the date written below by the undersigned (the “Joining Party”) in accordance with the Sponsor Support Agreement, dated as of [•], 2021 (as amended, supplemented or otherwise modified from time to time, the “Support Agreement”), by and among Qell Acquisition Corp., a blank check company incorporated as a Cayman Islands exempted company, Qell DutchCo B.V., a Dutch limited liability company, Lilium GmbH, a German limited liability company, and the Sponsor set forth on Schedule I thereto. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Support Agreement.
The Joining Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, the Joining Party shall be deemed to be a party to, and a “Sponsor” under, the Support Agreement as of the date hereof and shall have all of the rights and obligations of a Sponsor as if it had executed the Support Agreement. The Joining Party hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Support Agreement.
IN WITNESS WHEREOF, the undersigned has duly executed this Joinder Agreement as of the date written below.
Date: [•], 2021
By:
Name:
Title:
Address for Notices:
With copies to:
[Annex A to Sponsor Support Agreement]

ANNEX F — FORM OF SUBSCRIPTION AGREEMENT
SUBSCRIPTION AGREEMENT
This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into on         , 2021, by and between Qell Acquisition Corp, a Cayman Islands exempted company (“Qell”), Qell DutchCo B.V. (“Lilium Holdco”), and the undersigned subscriber (the “Investor”).
WHEREAS, this Subscription Agreement is being entered into in connection with the proposed business combination (the “Transaction”) between Qell, and Lilium GmbH (“Lilium”), pursuant to a business combination agreement to be entered into concurrently with this Subscription Agreement among Lilium, Lilium Holdco and the other parties thereto (the “Transaction Agreement”);
WHEREAS, in connection with the Transaction, Qell is seeking commitments from interested investors to purchase, upon closing of the Transaction, shares of Lilium Holdco’s Class A ordinary shares, with a nominal value of €0.12 per share (the “Shares”), in a private placement for a purchase price of $10.00 per share (the “Per Share Subscription Price”);
WHEREAS, the aggregate purchase price to be paid by the Investor for the subscribed Shares (as set forth on the signature page hereto) is referred to herein as the “Subscription Amount”; and
WHEREAS, substantially concurrently with the execution of this Subscription Agreement, Qell and Lilium Holdco are entering into separate subscription agreements in respect of subscription to the Shares (collectively, the “Other Subscription Agreements”) with certain investors (the “Other Investors”) with an aggregate purchase price of $450,000,000 (inclusive of the Subscription Amount) (the “PIPE Investment”).
NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, set forth herein, and intending to be legally bound hereby, each of the Investor, Qell and Lilium Holdco acknowledges and agrees as follows:
1.   Subscription.   The Investor hereby irrevocably subscribes for and agrees to purchase from Lilium Holdco, and Lilium Holdco agrees to issue and sell to the Investor the number of Shares set forth on the signature page of this Subscription Agreement on the terms and subject to the conditions provided for herein. The Investor understands that the subscribed Shares that will be issued pursuant to this Subscription Agreement will be Class A ordinary shares of Lilium Holdco, which will be a Netherlands public limited liability company (naamloze vennootschap) at Closing (as defined below).
2.
Closing.

(a)
[The closing of the sale of the Shares contemplated hereby (the “Closing”) shall occur on a closing date (the “Closing Date”) specified in the Closing Notice (as defined below), and be conditioned upon the prior or substantially concurrent consummation of the Transaction (the closing date of the Transaction, the “Transaction Closing Date”). Upon delivery of written notice from (or on behalf of) Lilium Holdco to the Investor (the “Closing Notice”), that Lilium Holdco reasonably expects all conditions to the closing of the Transaction to be satisfied or waived on an expected Transaction Closing Date that is not less than five (5) business days from the date on which the Closing Notice is delivered to the Investor, the Investor shall deliver the Subscription Amount three (3) business days prior to the expected Closing Date by wire transfer of United States dollars in immediately available funds to the account(s) specified in the Closing Notice (the “Transfer Date”), to be held by Lilium Holdco or in escrow until the Closing Date; provided however, that an Investor may extend such Transfer Date upon prior written agreement between such Investor and Lilium Holdco. On the Closing Date, Lilium Holdco shall issue the Shares to the Investor and subsequently cause the Shares to be registered in book entry form in the name of the Investor on Lilium Holdco’s share register. Not later than one (1) business day after the Closing Date, Lilium Holdco shall deliver to the Investor a copy of the records of Lilium Holdco’s transfer agent or other evidence showing Investor as the owner of the Shares on and as of the Closing Date. For purposes of this Subscription Agreement, “business day” shall mean a day, other than a Saturday, Sunday or other day on which commercial banks in New York, New York, London, England, U.K.,

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Hong Kong Special Administrative Region of the People’s Republic of China, or China are authorized or required by law to close.
(b)
In the event the Transaction Closing Date does not occur within two (2) business days after the ClosingDate under this Subscription Agreement, Lilium Holdco shall promptly (but not later than two (2) business days thereafter) arrange for the Subscription Amount to returned to the Investor by wire transfer of U.S. dollars in immediately available funds to the account specified by the Investor, and any book-entries for the Shares shall be deemed repurchased and cancelled; provided that, unless this Subscription Agreement has been terminated pursuant to Section 10 hereof, such return of funds shall not terminate this Subscription Agreement or relieve the Investor of its obligation to purchase the Shares at the Closing.

(c)
Prior to or at the Closing, the Investor shall deliver to Lilium Holdco a duly completed and executed Internal Revenue Service Form W-9 or appropriate Form W-8.]

In place of the above, the below will be included for mutual funds:
[The closing of the sale of the Shares contemplated hereby (the “Closing”) shall occur on a closing date (the “Closing Date”) specified in the Closing Notice (as defined below), which date shall be no more than two (2) business days immediately prior to, and shall be conditioned upon the substantially concurrent consummation of the Transaction (the closing date of the Transaction, the “Transaction Closing Date”). Upon delivery of written notice from (or on behalf of) Lilium Holdco to the Investor (the “Closing Notice”), that Lilium Holdco reasonably expects all conditions to the closing of the Transaction to be satisfied or waived on an expected Transaction Closing Date that is not less than six (6) business days from the date on which the Closing Notice is delivered to the Investor, the Investor shall deliver, subject to the conditions set forth in this Section 2 and Section 3, the Subscription Amount on the specified Closing Date by wire transfer of United States dollars in immediately available funds to the account(s) specified in the Closing Notice. On the Closing Date and prior to the release of its Subscription Amount by the Investor, Lilium Holdco shall issue the Shares free and clear of any liens or other restrictions (other than those arising under applicable securities laws) against payment of the Subscription Amount to the Investor and cause the Shares to be registered in book entry form in the name of the Investor on Lilium Holdco’s share register and will provide to the Investor evidence of such issuance from Lilium Holdco’s transfer agent. For purposes of this Subscription Agreement, “business day” shall mean a day, other than a Saturday, Sunday or other day on which commercial banks in New York, New York, London, England, U.K., Hong Kong Special Administrative Region of the People’s Republic of China, or China are authorized or required by law to close. Prior to or at the Closing, Investor shall deliver to Lilium Holdco a duly completed and executed Internal Revenue Service Form W-9 or appropriate Form W-8. In the event the Transaction Closing Date does not occur within two (2) business days after the Closing Date under this Subscription Agreement, Lilium Holdco shall promptly (but not later than one (1) business day thereafter) arrange for the Subscription Amount to be returned to the Investor by wire transfer of U.S. dollars in immediately available funds to the account specified by the Investor, and any book-entries for the Shares shall be deemed repurchased and cancelled; provided that, unless this Subscription Agreement has been terminated pursuant to Section 10 hereof, such return of funds shall not terminate this Subscription Agreement or relieve the Investor of its obligation to purchase the Shares at the Closing, upon delivery of a new Closing Notice as set forth in this Section 2.]
3.
Closing Conditions.

(a)
The obligation of the parties hereto to consummate the purchase and sale of the Shares pursuant to this Subscription Agreement is subject to the following conditions: (i) no applicable governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule, injunction or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the transactions contemplated hereby illegal or otherwise restraining or prohibiting consummation of the issuance and sale of the Shares under this Subscription Agreement; (ii) all conditions precedent to the closing of the Transaction set forth in the Transaction Agreement shall have been satisfied or waived (other than those conditions which, by their nature, are to be satisfied at the closing of the Transaction pursuant to the Transaction Agreement), and the closing of the Transaction shall be scheduled to occur substantially concurrently with the Closing; and

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(iii) no amendment, modification or waiver of the Transaction Agreement shall have occurred that would reasonably be expected to materially and adversely impact the economic benefits that the Investor would reasonably expect to receive under this Subscription Agreement without having received the Investor’s prior written consent.
(b)
The obligation of the Investor to consummate the purchase and sale of the Shares pursuant to this Subscription Agreement is subject to the additional following conditions: (i) all representations and warranties of each of Lilium Holdco and Qell contained in this Subscription Agreement shall be true and correct in all material respects when made (other than representations and warranties that are qualified as to materiality, Material Adverse Effect (as defined below) or Qell Material Adverse Effect (as defined below), which representations and warranties shall be true and correct in all respects) and shall be true and correct in all material respects on and as of the Closing Date (unless they specifically speak as of another date in which case they shall be true and correct in all material respects as of such date) (other than representations and warranties that are qualified as to materiality, Material Adverse Effect or Qell Material Adverse Effect, which representations and warranties shall be true and correct in all respects); (ii) Lilium Holdco shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing; (iii) no suspension of the qualification of the Shares for offering or sale in any jurisdiction shall have occurred, and the Shares acquired hereunder shall have been approved for listing on the Nasdaq (as defined below), subject to official notice of issuance; and (iv) there shall have been no amendment, waiver or modification to any Other Subscription Agreements that materially benefits such Other Investor thereunder unless the Investor has been offered the same benefits.

4.   Further Assurances. At the Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary to consummate the subscription as contemplated by this Subscription Agreement.
5.   Lilium Holdco Representations and Warranties. Lilium Holdco represents and warrants to the Investor, as of the date hereof and as of the Closing Date, that:
(a)
Lilium Holdco has been duly incorporated and is validly existing as a private limited company under the laws of the Netherlands (and will be converted to a Dutch public limited liability company (naamloze vennootschap) prior to Closing), with corporate power to own, lease and operate its properties and conduct its business and to enter into, deliver and perform its obligations under this Subscription Agreement.

(b)
As of the Closing Date, the Shares will be duly authorized and, when issued and delivered to the Investor against full payment therefor in accordance with the terms of this Subscription Agreement, the Shares will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive rights, encumbrances or similar rights created under Lilium Holdco’s articles of association (as in effect at such time of issuance) or under the laws of the Netherlands.

(c)
This Subscription Agreement has been duly authorized, executed and delivered by Lilium Holdco and, assuming that this Subscription Agreement constitutes the valid and binding agreement of the Investor, this Subscription Agreement is enforceable against Lilium Holdco in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, or (ii) principles of equity, whether considered at law or equity.

(d)
The execution, delivery and performance of this Subscription Agreement, including the issuance and sale of the Shares hereunder, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets

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of Lilium Holdco or any of its subsidiaries pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Lilium Holdco or any of its subsidiaries is a party or by which Lilium Holdco or any of its subsidiaries is bound or to which any of the property or assets of Lilium Holdco is subject that would reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of Lilium Holdco and its subsidiaries, taken as a whole (a “Material Adverse Effect”), or materially affect the validity of the Shares or the legal authority of Lilium Holdco to comply in all material respects with its obligations under this Subscription Agreement; (ii) result in any violation of the provisions of the organizational documents of Lilium Holdco; or(iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Lilium Holdco or any of its properties that would reasonably be expected to have a Material Adverse Effect or materially affect the validity of the Shares or the legal authority of Lilium Holdco to comply in all material respects with its obligations under this Subscription Agreement.
(e)
Assuming the accuracy of the Investor’s representations and warranties set forth in Section 8 of this Subscription Agreement, no registration under the Securities Act of 1933, as amended (the “Securities Act”), is required for the offer and sale of the Shares to the Investor.

(f)
Neither Lilium Holdco nor any person acting on its behalf has offered or sold the Shares by any form of general solicitation or general advertising in violation of the Securities Act.

(g)
Lilium Holdco is not under any obligation to pay any broker’s fee or commission in connection with the sale of the Shares other than to the Placement Agents (as defined below).

(h)
Neither Lilium Holdco nor Qell has entered into any subscription agreement, side letter or similar agreement with any Other Investor or any other investor in connection with such Other Investor’s or other investor’s direct or indirect investment in Lilium Holdco or Qell other than the Transaction Agreement, the Other Subscription Agreements and agreements with strategic investors that are currently in place with Lilium. The Other Subscription Agreements reflect the same Per Share Subscription Price and other terms with respect to the purchase of the Shares that are no more favorable to such subscriber thereunder than the terms of this Subscription Agreement, other than terms particular to the regulatory requirements of such subscriber or its affiliates or related funds that are mutual funds or are otherwise subject to regulations related to the timing of funding and the issuance of the related Shares. The Other Subscription Agreements have not been amended in any material respect following the date of this Subscription Agreement.

(i)
As of the date of this Subscription Agreement, the issued share capital of Lilium Holdco consists of 450,000 ordinary shares with a nominal value of EUR 0.10 each, and such share is duly authorized and validly issued, and is not subject to preemptive rights or encumbrances. As of the date of this Subscription Agreement, and immediately prior to Closing, except as set forth above and pursuant to the Other Subscription Agreements, the Transaction Agreement and the transactions contemplated thereby, there are no outstanding (i) shares, equity interests or voting securities of Lilium Holdco, (ii) securities of Lilium Holdco convertible into or exchangeable for shares or other equity interests or voting securities of Lilium Holdco, or (iii) options, warrants or other rights (including preemptive rights) or agreements, arrangements or commitments of any character, whether or not contingent, of Lilium Holdco to acquire from any individual, entity or other person, and no obligation of Lilium Holdco to issue, any shares or other equity interests or voting securities of Lilium Holdco (collectively, the “Equity Interests”) or securities convertible into or exchangeable or exercisable for Equity Interests. As of the date of this Subscription Agreement, there are no shareholder agreements, voting trusts or other agreements or understandings to which Lilium Holdco is a party or by which it is bound relating to the voting of any securities of Lilium Holdco, other than as contemplated by the Transaction Agreement and the transactions contemplated thereby. There are no securities or instruments issued by or to which Lilium Holdco is party containing anti-dilution or similar provisions that will be triggered by the issuance of the Shares

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hereunder or under any Other Subscription Agreement, in each case, that have not been or will not be validly waived on or prior to the Closing Date.
(j)
Lilium Holdco is in compliance with all applicable laws, except where such non-compliance would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. As of the date hereof, Lilium Holdco has not received any written communication from a governmental authority that alleges that Lilium Holdco is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(k)
Except for such matters as have not had and would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect, there is no (i) action, suit, claim or other proceeding, in each case by or before any governmental authority pending, or, to the knowledge of Lilium Holdco, threatened against Lilium Holdco, or (ii) judgment, decree, injunction, ruling or order of any governmental entity or arbitrator outstanding against Lilium Holdco.

(l)
Lilium Holdco is not required to obtain any material consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any Dutch court or other governmental authority, self-regulatory organization or other person in connection with the issuance of the Shares pursuant to this Subscription Agreement, other than (i) filings with the Securities and Exchange Commission (the “SEC”), (ii) filings required by applicable state or federal securities laws, (iii) the filings required in accordance with Section 14 of this Subscription Agreement; (iv) those required by the Nasdaq Stock Market LLC (“Nasdaq”), (v) those required to consummate the Transaction as provided under the Transaction Agreement, and (vi) those the failure of which to obtain would not be reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(m)
Upon consummation of the Transaction, it is intended that the Shares will be registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and will be listed for trading on the Nasdaq, and the Shares will be approved for listing on Nasdaq, subject to official notice of issuance.

(n)
A copy of each form, report, statement, schedule, prospectus, proxy, registration statement and other document, if any, filed by Lilium Holdco on or prior to the Closing Date (the “SEC Documents”) is available to the undersigned via the SEC’s EDGAR system. As of their respective dates, all reports required to be filed by Lilium Holdco with the SEC complied in all material respects with the applicable requirements of the Securities Act and/or the Exchange Act, and the rules and regulations of the SEC promulgated thereunder. None of the SEC Documents contained, when filed or, if amended, as of the date of such amendment with respect to those disclosures that are amended, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that with respect to the information about Lilium Holdco’s affiliates contained in any SEC Document to be filed by Lilium Holdco the representation and warranty in this sentence is made to Lilium Holdco’s knowledge after reasonable investigation. The financial statements of Lilium Holdco included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing and fairly present in all material respects the financial position of Lilium Holdco as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. Lilium Holdco has timely filed each report, statement, schedule, prospectus, and registration statement that Lilium Holdco was required to file with the SEC since its inception. There are no material outstanding or unresolved comments in comment letters from the staff of the Division of Corporation Finance of the SEC with respect to any of the SEC Documents.

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(o)
Lilium Holdco is not in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of (i) the organizational documents of Lilium Holdco, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, permit, franchise or license to which Lilium Holdco is now a party or by which Lilium Holdco’s properties or assets are bound or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Lilium Holdco or any of its properties, except, in the case of clauses (ii) and (iii), for defaults or violations that have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

6.   Lilium Holdco acknowledges and agrees that, notwithstanding anything herein to the contrary, the Shares acquired hereunder may be pledged by Investor in connection with a bona fide margin agreement, which shall not be deemed to be a transfer, sale or assignment of the Shares hereunder, and the Investor effecting a pledge of Shares shall not be required to provide Lilium Holdco with any notice thereof or otherwise make any delivery to Lilium Holdco pursuant to this Subscription Agreement. Lilium Holdco hereby agrees to execute and deliver such documentation as a pledgee of the Shares may reasonably request in connection with a pledge of the Shares to such pledgee by the Investor; provided such pledge shall be (i) pursuant to an available exemption from the registration requirements of the Securities Act or (ii) pursuant to, and in accordance with, a registration statement that is effective under the Securities Act at the time of such pledge, and the Investor effecting a pledge of Shares shall not be required to provide Lilium Holdco with any notice thereof; provided, however, that neither Lilium Holdco or their counsel shall be required to take any action (or refrain from taking any action) in connection with any such pledge, other than providing any such lender of such margin agreement with an acknowledgment that the Shares are not subject to any contractual prohibition on pledging or lock-up, the form of such acknowledgment to be subject to review and comment by Lilium Holdco in all respects.
7.   Qell Representations and Warranties.   Qell represents and warrants to the Investor, as of the date hereof and as of the Closing Date, that:
(a)
Qell is duly incorporated and validly existing as a corporation in good standing under the laws of the Cayman Islands, with corporate power to own, lease and operate its properties and conduct its business and to enter into, deliver and perform its obligations under this Subscription Agreement.

(b)
This Subscription Agreement has been duly authorized, executed and delivered by Qell and, assuming that this Subscription Agreement constitutes the valid and binding agreement of the Investor, this Subscription Agreement is enforceable against Qell in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, or (ii) principles of equity, whether considered at law or equity.

(c)
The execution, delivery and performance of this Subscription Agreement will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Qell or any of its subsidiaries pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Qell or any of its subsidiaries is a party or by which Qell or any of its subsidiaries is bound or to which any of the property or assets of Qell is subject that would reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of Qell and its subsidiaries, taken as a whole (a “Qell Material Adverse Effect”), or materially affect the legal authority of Qell to comply in all material respects with its obligations under this Subscription Agreement; (ii) result in any violation of the provisions of the organizational documents of Qell; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Qell or any of its properties that would reasonably be expected to have a Qell Material Adverse Effect.

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(d)
A copy of each form, report, statement, schedule, prospectus, proxy, registration statement and other document filed by Qell on or prior to the Closing Date (the “Qell SEC Documents”) is available to the undersigned via the SEC’s EDGAR system. As of their respective dates, all reports required to be filed by Qell with the SEC complied in all material respects with the applicable requirements of the Securities Act and/or the Exchange Act, and the rules and regulations of the SEC promulgated thereunder. None of the Qell SEC Documents contained, when filed or, if amended, as of the date of such amendment with respect to those disclosures that are amended, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of Qell included in the Qell SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing and fairly present in all material respects the financial position of Qell as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. Qell has timely filed each report, statement, schedule, prospectus, and registration statement that Qell was required to file with the SEC since its inception. There are no material outstanding or unresolved comments in comment letters from the staff of the Division of Corporation Finance of the SEC with respect to any of the Qell SEC Documents.

(e)
Qell is in compliance with all applicable laws, except where such non-compliance would not reasonably be expected to have, individually or in the aggregate, a Qell Material Adverse Effect. As of the date hereof, Qell has not received any written communication from a governmental authority that alleges that Qell is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not reasonably be expected to have, individually or in the aggregate, a Qell Material Adverse Effect.

(f)
Except for such matters as have not had and would not be reasonably likely to have, individually or in the aggregate, a Qell Material Adverse Effect, there is no (i) action, suit, claim or other proceeding, in each case by or before any governmental authority pending, or, to the knowledge of Qell, threatened against Qell, or (ii) judgment, decree, injunction, ruling or order of any governmental entity or arbitrator outstanding against Qell.

(g)
Qell is not in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of (i) the organizational documents of Qell, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, permit, franchise or license to which Qell is now a party or by which Qell’s properties or assets are bound or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Qell or any of its properties, except, in the case of clauses (ii) and (iii), for defaults or violations that have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(h)
As of the date hereof, the issued and outstanding Class A ordinary shares of Qell are registered pursuant to Section 12(b) of the Exchange Act, and are listed for trading on the Nasdaq under the symbol “QELL” (it being understood that the trading symbol will be changed in connection with the Transaction). There is no suit, action, proceeding or investigation pending or, to the knowledge of Qell, threatened against Qell by Nasdaq or the SEC with respect to any intention by such entity to prohibit or terminate the listing of Qell’s Class A ordinary shares (or, when registered and issued in connection with the Transaction, the Shares) or to deregister Qell’s Class A ordinary shares (or, when registered and issued in connection with the Transaction, the Shares) under the Exchange Act. Qell has taken no action that is designed to terminate the registration of its Class A ordinary shares under the Exchange Act, other than in connection with the Transaction and subsequent registration under the Exchange Act of the Shares.

8.   Investor Representations and Warranties.   The Investor represents and warrants to Lilium Holdco, as of the date hereof and as of the Closing Date, that:

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(a)
The Investor (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3), (7) or (8) under the Securities Act), in each case, satisfying the applicable requirements set forth on Schedule A, (ii) is acquiring the Shares only for its own account and not for the account of others, or if the Investor is subscribing for the Shares as a fiduciary or agent for one or more investor accounts, the Investor has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring the Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and shall provide the requested information set forth on Schedule A). The Investor is not an entity formed for the specific purpose of acquiring the Shares and is an “institutional account” as defined by FINRA Rule 4512(c).

(b)
The Investor acknowledges and agrees that the Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act, that the Shares have not been registered under the Securities Act and that Lilium Holdco is not required to register the Shares except as set forth in Section 9 of this Subscription Agreement. The Investor acknowledges and agrees that the Shares may not be offered, resold, transferred, pledged or otherwise disposed of by the Investor absent an effective registration statement under the Securities Act except (i) to Lilium Holdco or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and, in each case, in accordance with any applicable securities laws of the states of the United States and other applicable jurisdictions, and that any certificates representing the Shares shall contain a restrictive legend to such effect. The Investor acknowledges and agrees that the Shares will be subject to these securities law transfer restrictions and, as a result of these transfer restrictions, the Investor may not be able to readily offer, resell, transfer, pledge or otherwise dispose of the Shares and may be required to bear the financial risk of an investment in the Shares for an indefinite period of time. The Investor acknowledges and agrees that the Shares will not immediately be eligible for offer, resale, transfer, pledge or disposition pursuant to Rule 144 promulgated under the Securities Act, and that the provisions of Rule 144(i) will apply to the Shares. The Investor acknowledges and agrees that it has been advised to consult legal, tax and accounting prior to making any offer, resale, transfer, pledge or disposition of any of the Shares.

(c)
The Investor acknowledges and agrees that the Investor is purchasing the Shares from Lilium Holdco. The Investor further acknowledges that there have been no representations, warranties, covenants and agreements made to the Investor by or on behalf of Qell, Lilium Holdco, Lilium, any of their respective affiliates or any control persons, officers, directors, employees, agents or representatives of any of the foregoing or any other person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements of Lilium Holdco and Qell expressly set forth in Section 5 and Section 7 respectively of this Subscription Agreement.

(d)
The Investor acknowledges and agrees that the Investor has received such information as the Investor deems necessary to make an investment decision with respect to the Shares, including, with respect to Qell, Lilium Holdco, the Transaction and the business of Lilium and its subsidiaries. Without limiting the generality of the foregoing, the Investor acknowledges that it has reviewed, or has an adequate opportunity to review, Qell’s filings with the SEC. The Investor acknowledges and agrees that the Investor and the Investor’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as the Investor and such Investor’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Shares.

(e)
The Investor became aware of this offering of the Shares solely by means of direct contact between the Investor and Qell, Lilium Holdco, Lilium or a representative of Qell, Lilium Holdco (including the Placement Agents) or Lilium, and the Shares were offered to the Investor

F-8

solely by direct contact between the Investor and Qell, Lilium Holdco, Lilium or a representative of Qell, Lilium Holdco or Lilium. The Investor did not become aware of this offering of the Shares, nor were the Shares offered to the Investor, by any other means. The Investor acknowledges that the Shares (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws. The Investor acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation (including, without limitation, Qell, Lilium Holdco, Lilium, the Placement Agents, any of their respective affiliates or any control persons, officers, directors, employees, agents or representatives of any of the foregoing), other than the representations and warranties of Lilium Holdco and Qell contained in Section 5 and Section 7, respectively of this Subscription Agreement, in making its investment or decision to invest in Lilium Holdco.
(f)
The Investor acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Shares, including those set forth in Qell’s filings with the SEC. The Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, and the Investor has sought such accounting, legal and tax advice as the Investor has considered necessary to make an informed investment decision. The Investor acknowledges that Investor shall be responsible for any of the Investor’s tax liabilities that may arise as a result of the transactions contemplated by this Subscription Agreement, and that neither Qell, Lilium Holdco nor Lilium has provided any tax advice or any other representation or guarantee regarding the tax consequences of the transactions contemplated by the Subscription Agreement.

(g)
Alone, or together with any professional advisor(s), the Investor has adequately analyzed and fully considered the risks of an investment in the Shares and determined that the Shares are a suitable investment for the Investor and that the Investor is able at this time and in the foreseeable future to bear the economic risk of a total loss of the Investor’s investment in Lilium Holdco. The Investor acknowledges specifically that a possibility of total loss exists.

(h)
Without limiting the generality of the foregoing, the Investor has not relied on any statements or other information provided by or on behalf of any of the Placement Agents or any of its respective affiliates or any control persons, officers, directors, employees, agents or representatives of any of the foregoing concerning Qell, Lilium Holdco, Lilium, the Transaction, the Transaction Agreement, this Subscription Agreement or the transactions contemplated hereby or thereby, the Shares or the offer and sale of the Shares. Without limitation of the foregoing, the Investor hereby further acknowledges and agrees that (i) the Placement Agents are acting solely as placement agents in connection with the transactions contemplated hereby and are not acting as an underwriter, initial purchaser, dealer or in any other such capacity and is not and shall not be construed as a fiduciary for the Investor, Qell, Lilium Holdco, Lilium or any other person or entity in connection with the transactions contemplated hereby, (ii) the Placement Agents have not made and will not make any representation or warranty, whether express or implied, of any kind or character and have not provided any advice or recommendation in connection with the transactions contemplated hereby, (iii) the Placement Agents will have no responsibility with respect to (A) any representations, warranties or agreements made by any person or entity under or in connection with the transactions contemplated hereby or any of the documents furnished pursuant thereto or in connection therewith, or the execution, legality, validity or enforceability (with respect to any person) of any thereof, or (B) the financial condition, business, or any other matter concerning Qell, Lilium Holdco, Lilium and the transactions contemplated hereby, and (iv) no Placement Agent shall have any liability or obligation (including without limitation, for or with respect to any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements incurred by Investor), whether in contract, tort or otherwise, to the Investor or to any person claiming through the Investor, in respect of the PIPE Investment.

F-9

(i)
The Investor acknowledges that no federal or state agency has passed upon or endorsed the merits of the offering of the Shares or made any findings or determination as to the fairness of this investment.

(j)
The Investor has been duly formed or incorporated and is validly existing and is in good standing under the laws of its jurisdiction of formation or incorporation, and has the requisite power and authority to enter into, deliver and perform its obligations under this Subscription Agreement.

(k)
The execution, delivery and performance by the Investor of this Subscription Agreement are within the powers of the Investor, have been duly authorized and will not constitute or result in a breach or default under or conflict with any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the Investor is a party or by which the Investor is bound, and will not violate any provisions of the Investor’s organizational documents, including, without limitation, its incorporation or formation papers, bylaws, indenture of trust or partnership or operating agreement, as may be applicable. The signature of the Investor on this Subscription Agreement is genuine, and the signatory has legal competence and capacity to execute the same or the signatory has been duly authorized to execute the same, and, assuming that this Subscription Agreement constitutes the valid and binding agreement of Lilium Holdco and Qell, this Subscription Agreement constitutes a legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

(l)
Neither the Investor nor any of its officers, directors, managers, managing members, general partners or any other person acting in a similar capacity or carrying out a similar function, is (i) a person named on the Specially Designated Nationals and Blocked Persons List, the Foreign Sanctions Evaders List, the Sectoral Sanctions Identification List, or any other similar list of sanctioned persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), or any similar list of sanctioned persons administered by the European Union or any individual European Union member state, including the United Kingdom (collectively, “Sanctions Lists”); (ii) directly or indirectly owned or controlled by, or acting on behalf of, one or more persons on a Sanctions List; (iii) organized, incorporated, established, located, resident or, except to the extent disclosed by the Investor to Lilium Holdco, born in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, Venezuela, the Crimea region of Ukraine, or any other country or territory embargoed or subject to substantial trade restrictions by the United States, the European Union or any individual European Union member state, including the United Kingdom; (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515; or (v) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank (collectively, a “Prohibited Investor”). The Investor represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), that the Investor maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. The Investor also represents that it maintains policies and procedures reasonably designed to ensure compliance with sanctions administered by the United States, the European Union, or any individual European Union member state, including the United Kingdom, to the extent applicable to it. The Investor further represents that it maintains policies and procedures reasonably designed to ensure the funds held by the Investor and used to purchase the Shares were legally derived and were not obtained, directly or indirectly, from a Prohibited Investor.

(m)
If the Investor is or is acting on behalf of (i) an employee benefit plan that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (ii) a

F-10

plan, an individual retirement account or other arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), (iii) an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement described in clauses (i) and (ii) (each, an “ERISA Plan”), or (iv) an employee benefit plan that is a governmental plan (as defined in Section 3(32) of ERISA), a church plan (as defined in Section 3(33) of ERISA), a non-U.S. plan (as described in Section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing clauses (i), (ii) or (iii) but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code (collectively, “Similar Laws,” and together with ERISA Plans, “Plans”), the Investor represents and warrants that (A) it has not relied on Qell, Lilium Holdco or any of their respective affiliates for investment advice or as the Plan’s fiduciary, with respect to its decision to acquire and hold the Shares, and it is not relying, and shall not rely on, any party to the Transaction to be the Plan’s fiduciary with respect to any decision in connection with the Investor’s investment in the Shares; and (B) its purchase of the Shares will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or any applicable Similar Law.
(n)
The Investor agrees that, from the date of this Subscription Agreement, none of the Investor or any person or entity acting on behalf of the Investor or pursuant to any understanding with the Investor will engage in any hedging or other transactions or arrangements (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or any other derivative transaction or instrument, however described or defined) designed or intended, or which could reasonably be expected to lead to or result in, a sale, loan, pledge or other disposition or transfer (whether by the Investor or any other person) of any economic consequences of ownership, in whole or in part, directly or indirectly, of any securities of Lilium Holdco prior to the Closing, whether any such transaction or arrangement (or instrument provided for thereunder) would be settled by delivery of securities of Lilium Holdco, in cash or otherwise, or to publicly disclose the intention to undertake any of the foregoing; provided, however, that for purposes of this Section 8(n) only, reference to “short sale” shall not include any short sale, options, puts, calls, hedging or similar arrangements if, at any point during the day the short sale, option, put, call or similar arrangement is entered into, the stock price for the Qell common shares is at or above $15 per share (which shall be permitted); provided further that the provisions of this Section 8(n) shall not apply to long sales (including sales of securities held by the Investor prior to the date of this Subscription Agreement and securities purchased by the Investor in the open market after the date of this Subscription Agreement). Notwithstanding the foregoing, nothing in this Section 8(n) (i) shall prohibit any entities under common management with the Investor that have no knowledge of this Subscription Agreement or of Investor’s participation in the transactions contemplated hereby from entering into any such transactions; and (ii) in the case of an Investor that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Investor’s assets and the portfolio managers have no knowledge of the investment decisions made by the portfolio managers managing other portions of such Investor’s assets, this Section 8(n) shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Shares hereunder.

(o)
The Investor acknowledges that it has been advised by the Placement Agents (as defined below) that no disclosure or offering document has been prepared by J.P. Morgan Securities LLC, Barclays Capital Inc. and Citigroup Global Markets Inc. (the “Placement Agents”) or any of its affiliates in connection with the offer and sale of the Shares.

(p)
The Investor acknowledges that it has been advised by the Placement Agents that none of the Placement Agents, nor any of their affiliates, nor any control persons, officers, directors, employees, agents or representatives of any of the foregoing has made any independent investigation with respect to Qell, Lilium Holdco, Lilium or its subsidiaries or any of their respective businesses, or the Shares or the accuracy, completeness or adequacy of any information supplied to the Investor by Qell, Lilium Holdco or Lilium.

F-11

(q)
In connection with the issue and purchase of the Shares, none of the Placement Agent, nor any of its affiliates, has acted as the Investor’s financial advisor or fiduciary.

(r)
When required to deliver payment pursuant to Section 2 above, the Investor will have sufficient funds to pay the Subscription Amount and consummate the purchase and sale of the Shares pursuant to this Subscription Agreement.

(s)
The Investor (for itself and for each account for which the Investor is acquiring the Shares) acknowledges that the Investor is aware that Citigroup Global Markets Inc. is acting as one of Qell’s placement agents and Citigroup Global Markets Inc. is acting as financial advisor to Lilium in connection with the Transaction.

9.
Registration Rights.

(a)
Lilium Holdco agrees that, within thirty (30) calendar days following the Closing Date (such deadline, the “Filing Deadline”), Lilium Holdco will submit to or file with the SEC a registration statement for a shelf registration on Form F-1 or Form F-3 (if Lilium Holdco is then eligible to use a Form F-3 shelf registration) (the “Registration Statement”), in each case, covering the resale of the Shares acquired by the Investor pursuant to this Subscription Agreement (the “Registrable Shares”) and Lilium Holdco shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 60th calendar day (or 90th calendar day if the SEC notifies Lilium Holdco that it will “review” the Registration Statement) following the Closing and (ii) the 10th business day after the date Lilium Holdco is notified (orally or in writing, whichever is earlier) by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effectiveness Deadline”); provided, however, that if such Effectiveness Deadline falls on a Saturday, Sunday, or other day that the SEC is closed for business, the Effectiveness Deadline shall be extended to the next business day on which the SEC is open for business; and provided further, that Lilium Holdco’s obligations to include the Registrable Shares in the Registration Statement are contingent upon Investor furnishing in writing to Lilium Holdco such information regarding Investor or its permitted assigns, the securities of Lilium Holdco held by Investor and the intended method of disposition of the Registrable Shares (which shall be limited to non-underwritten public offerings) as shall be reasonably requested by Lilium Holdco to effect the registration of the Registrable Shares, and Investor shall execute such documents in connection with such registration as Lilium Holdco may reasonably request that are customary of a selling stockholder in similar situations, including providing that Lilium Holdco shall be entitled to postpone and suspend the effectiveness or use of the Registration Statement, if applicable, as permitted hereunder; provided that Investor shall not in connection with the foregoing be required to execute any lock-up or similar agreement or otherwise be subject to any contractual restriction on the ability to transfer the Registrable Shares. In no event shall Investor be identified as a statutory underwriter in the Registration Statement unless specifically requested by the SEC in which case the Investor will have an opportunity to withdraw from the Registration Statement. Notwithstanding the foregoing, if the SEC prevents Lilium Holdco from including any or all of the Shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Registrable Shares or otherwise, such Registration Statement shall register the resale of a number of Shares which is equal to the maximum number of Shares as is permitted by the SEC. In such event, the number of Shares to be registered for each selling shareholder named in the Registration Statement shall be reduced pro rata among all such selling shareholders, and Lilium Holdco will use its commercially reasonable efforts to file with the SEC, as promptly as allowed by the SEC, one or more registration statements to register the resale of those Registrable Shares that were not registered on the initial Registration Statement, as so amended. For as long as the Investor holds Shares, Lilium Holdco will use commercially reasonable efforts to file all reports for so long as the condition in Rule 144(c)(1) (or Rule 144(i)(2), if applicable) is required to be satisfied, and provide all customary and reasonable cooperation, necessary to enable the undersigned to resell the Shares pursuant to

F-12

Rule 144 of the Securities Act (in each case, when Rule 144 of the Securities Act becomes available to the Investor). Any failure by Lilium Holdco to file the Registration Statement by the Filing Deadline or to effect such Registration Statement by the Effectiveness Deadline shall not otherwise relieve Lilium Holdco of its obligations to file or effect the Registration Statement as set forth above in this Section 9.
(b)
In the case of the registration effected by Lilium Holdco pursuant to this Subscription Agreement, Lilium Holdco shall, upon reasonable request, inform the Investor as to the status of such registration. At its expense Lilium Holdco shall:

(i)
except for such times as Lilium Holdco is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, use its commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which Lilium Holdco determines to obtain, continuously effective with respect to Investor, and to keep the applicable Registration Statement or any subsequent shelf registration statement free of any material misstatements or omissions, until the earlier of the following: (A) Investor ceases to hold any Registrable Shares, (B) the date all Registrable Shares held by Investor may be sold without restriction under Rule 144, including without limitation, any volume and manner of sale restrictions which may be applicable to affiliates under Rule 144 and without the requirement for Lilium Holdco to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable), and (C) three (3) years from the date of effectiveness of the Registration Statement. The Investor agrees to disclose its ownership to Lilium Holdco upon request to assist it in making the determination described above. The period of time during which Lilium Holdco is required hereunder to keep a Registration Statement effective is referred to herein as the “Registration Period”;

(ii)
during the Registration Period, advise Investor, as expeditiously as possible (and within no later than three (3) business days):

(1)
when a Registration Statement or any amendment thereto has been filed with the SEC;

(2)
after it shall receive notice or obtain knowledge thereof, of the issuance by the SEC of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose;

(3)
of the receipt by Lilium Holdco of any notification with respect to the suspension of the qualification of the Registrable Shares included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(4)
subject to the provisions in this Subscription Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading.

Notwithstanding anything to the contrary set forth herein, Lilium Holdco shall not, when so advising Investor of such events, provide Investor with any material, nonpublic information regarding Lilium Holdco other than to the extent that providing notice to Investor of the occurrence of the events listed in (1) through (4) above may constitute material, nonpublic information regarding Lilium Holdco;
(iii)
during the Registration Period, use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable;

(iv)
during the Registration Period, upon the occurrence of any event contemplated in Section 9(b)(ii)(4) above, except for such times as Lilium Holdco is permitted hereunder

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to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement, Lilium Holdco shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Shares included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;
(v)
during the Registration Period, use its commercially reasonable efforts to cause all Registrable Shares to be listed on each securities exchange or market, if any, on which the shares of common stock issued by Lilium Holdco have been listed;

(vi)
during the Registration Period, use its commercially reasonable efforts to allow the Investor to review disclosure regarding the Investor in the Registration Statement; and

(vii)
during the Registration Period, otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Investor, consistent with the terms of this Subscription Agreement, in connection with the registration of the Registrable Shares.

(c)
Notwithstanding anything to the contrary in this Subscription Agreement, Lilium Holdco shall be entitled to delay the filing or effectiveness of, or suspend the use of, the Registration Statement if it determines that in order for the Registration Statement not to contain a material misstatement or omission, (i) an amendment thereto would be needed to include information that would at that time not otherwise be required in a current, quarterly, or annual report under the Exchange Act, or (ii) the negotiation or consummation of a transaction by Lilium Holdco or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event Lilium Holdco’s board of directors reasonably believes, upon the advice of outside legal counsel, would require additional disclosure by Lilium Holdco in the Registration Statement of material information that Lilium Holdco has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of Lilium Holdco’s board of directors, upon the advice of outside legal counsel, to cause the Registration Statement to fail to comply with applicable disclosure requirements, (each such circumstance, a “Suspension Event”); provided, however, that Lilium Holdco may not delay or suspend the Registration Statement on more than two occasions or for more than forty-five (45) consecutive calendar days, or more than ninety (90) total calendar days in each case during any twelve-month period. Upon receipt of any written notice from Lilium Holdco of the happening of any Suspension Event during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made, in the case of the prospectus) not misleading, Investor agrees that (i) it will immediately discontinue offers and sales of the Registrable Shares under the Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until Investor receives copies of a supplemental or amended prospectus (which Lilium Holdco agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by Lilium Holdco that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in such written notice delivered by Lilium Holdco unless otherwise required by law or subpoena. If so directed by Lilium Holdco, Investor will deliver to Lilium Holdco or, in Investor’s sole discretion destroy, all copies of the prospectus covering the Registrable Shares in Investor’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Registrable Shares shall not apply (A) to the extent Investor is required to retain a copy of such prospectus (1) to comply with applicable legal, regulatory, self-regulatory or professional requirements

F-14

or (2) in accordance with a bona fide pre-existing document retention policy or (B) to copies stored electronically on archival servers as a result of automatic data back-up. The Investor may deliver written notice (an “Opt-Out Notice”) to Lilium Holdco requesting that Investor not receive notices from Lilium Holdco otherwise required by this Section 9(c); provided, however, that Investor may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from Investor (unless subsequently revoked), (i) Lilium Holdco shall not deliver any such notices to Investor and Investor shall no longer be entitled to the rights associated with any such notice and (ii) each time prior to Investor’s intended use of an effective Registration Statement, Investor will notify Lilium Holdco in writing at least two (2) business days in advance of such intended use, and if a notice of a Suspension Event was previously delivered (or would have been delivered but for the provisions of this Section 9(c)) and the related suspension period remains in effect, Lilium Holdco will so notify Investor, within one (1) business day of Investor’s notification to Lilium Holdco, by delivering to Investor a copy of such previous notice of Suspension Event, and thereafter will provide Investor with the related notice of the conclusion of such Suspension Event promptly following its availability.
(d)
Indemnification.

(i)
Lilium Holdco agrees to indemnify, to the extent permitted by law, the Investor (to the extent a seller under the Registration Statement), its directors, officers, partners, managers, members, stockholders, advisers and each person who controls Investor (within the meaning of the Securities Act), to the extent permitted by law, against all losses, claims, damages, liabilities and reasonable and documented out of pocket expenses (including reasonable and documented attorneys’ fees of one law firm (and one firm of local counsel)) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, prospectus included in any Registration Statement (“Prospectus”) or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading, except insofar as the same are caused by or contained in any information or affidavit so furnished in writing to Lilium Holdco by or on behalf of such Investor expressly for use therein.

(ii)
In connection with any Registration Statement in which an Investor is participating, such Investor shall furnish (or cause to be furnished) to Lilium Holdco in writing such information and affidavits as Lilium Holdco reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify Lilium Holdco, its directors and officers and each person or entity who controls Lilium Holdco (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including, without limitation, reasonable outside attorneys’ fees) resulting from any untrue or alleged untrue statement of material fact contained or incorporated by reference in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statement or omission is contained (or not contained in, in the case of an omission) in any information or affidavit so furnished in writing by on behalf of such Investor expressly for use therein; provided, however, that the liability of such Investor shall be several and not joint with any Other Investor or other selling stockholder named in the Registration Statement and shall be in proportion to and limited to the net proceeds received by such Investor from the sale of Registrable Shares giving rise to such indemnification obligation.

(iii)
Any person or entity entitled to indemnification herein shall (A) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s or entity’s

F-15

right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (B) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement includes a statement or admission of fault and culpability on the part of such indemnified party or which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.
(iv)
The indemnification provided for under this Subscription Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person or entity of such indemnified party and shall survive the transfer of securities.

(v)
If the indemnification provided under this Section 9(d) from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations; provided, however, that the liability of the Investor shall be limited to the net proceeds received by such Investor from the sale of Registrable Shares giving rise to such indemnification obligation. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or not made by, in the case of an omission), or relates to information supplied by (or not supplied by, in the case of an omission), such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 9(d)(i), (ii) and (iii) above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 9 (d)(v) from any person or entity who was not guilty of such fraudulent misrepresentation.

(e)
Subject to receipt from the Investor by Lilium Holdco and its transfer agent (the “Transfer Agent”) of customary representations and other documentation reasonably acceptable to Lilium Holdco and the Transfer Agent in connection therewith, and, if required by the Transfer Agent, an opinion of Lilium Holdco’s counsel, in a form reasonably acceptable to the Transfer Agent, to the effect that the removal of such restrictive legends in such circumstances may be effected under the Securities Act, the Investor may request that Lilium Holdco

F-16

remove any legend from the book entry position evidencing the Shares within two (2) business days of such request and receipt of such representations and other documentation reasonably acceptable to Lilium Holdco and the Transfer Agent, following the earliest of such time as the Shares (A) are subject to and are sold or transferred pursuant to an effective registration statement or (B) have been or are about to be sold pursuant to Rule 144. If restrictive legends are no longer required for the Shares pursuant to the foregoing, Lilium Holdco shall, in accordance with the provisions of this section and reasonably promptly following any request therefor from the Investor accompanied by such customary and reasonably acceptable representations and other documentation referred to above establishing that restrictive legends are no longer required, deliver to the Transfer Agent irrevocable instructions that the Transfer Agent shall make a new, unlegended entry for the Shares. Lilium Holdco shall be responsible for the fees of the Transfer Agent associated with such issuance.
10.   Termination.   This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earliest to occur of (a) such date and time as the Transaction Agreement is terminated in accordance with its terms without being consummated, (b) upon the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement, (c) if the conditions to Closing set forth in Section 3 of this Subscription Agreement are not satisfied at, or are not capable of being satisfied on or prior to, the Closing and, as a result thereof, the transactions contemplated by this Subscription Agreement will not be or are not consummated at the Closing and (d) November 15, 2021 if the closing of the Transaction has not occurred on or before such date; provided that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from any such willful breach. Lilium Holdco shall notify the Investor of the termination of the Transaction Agreement promptly after the termination of such agreement. Upon the termination of this Subscription Agreement in accordance with this Section 10, any monies paid by the Investor to Lilium Holdco in connection herewith shall be promptly (and in any event within one business day after such termination) returned to the Investor.
11.   Trust Account Waiver. The Investor acknowledges that Qell is a blank check company with the powers and privileges to effect a merger, asset acquisition, reorganization or similar business combination involving Qell and one or more businesses or assets. The Investor further acknowledges that, as described in Qell’s prospectus relating to its initial public offering dated September 11, 2020, as amended on September 25, 2020 (the “IPO Prospectus”) available at www.sec.gov, substantially all of Qell’s assets consist of the cash proceeds of Qell’s initial public offering and private placement of its securities, and substantially all of those proceeds have been deposited in a trust account (the “Trust Account”) for the benefit of Qell, its public shareholders and the underwriter of Qell’s initial public offering. Except with respect to interest earned on the funds held in the Trust Account that may be released to Qell to pay its tax obligations, if any, the cash in the Trust Account may be disbursed only for the purposes set forth in the IPO Prospectus. For and in consideration of Qell entering into this Subscription Agreement, the receipt and sufficiency of which are hereby acknowledged, the Investor hereby irrevocably waives any and all right, title and interest, or any claim of any kind it has or may have in the future, in or to any monies held in the Trust Account, and agrees not to seek recourse against the Trust Account as a result of, or arising out of, this Subscription Agreement; provided, that nothing in this Section 11 shall be deemed to limit the Investor’s right, title, interest or claim to the Trust Account by virtue of the Investor’s record or beneficial ownership of Class A common stock of Qell.
12.
Miscellaneous.

(a)
Neither this Subscription Agreement nor any rights that may accrue to the Investor hereunder (other than the Shares acquired hereunder, if any) may be transferred or assigned provided that the Investor may assign its rights and obligations under this Subscription Agreement to one or more of its affiliates or to another investment fund or account managed or advised by the investment manager who acts on behalf of the Investor or an affiliate thereof; provided that no such assignment shall relieve the Investor of its obligations hereunder.

F-17

(b)
Lilium Holdco may request from the Investor such additional information as Lilium Holdco may deem necessary to evaluate the eligibility of the Investor to acquire the Shares and in connection with the inclusion of the Shares in the Registration Statement, and the Investor shall provide such information as may reasonably be requested, to the extent readily available and to the extent consistent with its internal policies and procedures; provided that Lilium Holdco agrees to keep any such information confidential, other than as (i) necessary to include in any Registration Statement, or (ii) may be required by applicable law, rule, regulation or in connection with any legal proceeding or regulatory request. The Investor acknowledges that Lilium Holdco and/or Qell may file a form of this Subscription Agreement with the SEC as an exhibit to a current or periodic report or a registration statement of Lilium Holdco and/or Qell.

(c)
The Investor acknowledges that Qell and Lilium Holdco will rely on the acknowledgments, understandings, agreements, representations and warranties of the Investor contained in Section 8 this Subscription Agreement. Prior to the Closing, the Investor agrees to promptly notify Lilium Holdco if any of the acknowledgments, understandings, agreements, representations and warranties of the Investor set forth herein (i) are no longer accurate and (ii) are not expected to be accurate as of immediately prior to the Closing. The Investor acknowledges and agrees that the Placement Agents will rely on the representations and warranties of the Investor contained in Section 8 of this Subscription Agreement.

(d)
Qell, Lilium Holdco, the Placement Agents and the Investor are each irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

(e)
All of the representations and warranties contained in this Subscription Agreement shall survive the Closing. All of the covenants and agreements made by each party hereto in this Subscription Agreement shall survive the Closing until the applicable statute of limitations, or in accordance with their respective terms.

(f)
This Subscription Agreement may not be modified, waived or terminated (other than pursuant to the terms of Section 10 above) except by an instrument in writing, signed by each of the parties hereto. No failure or delay of either party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties and third party beneficiaries hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have hereunder.

(g)
This Subscription Agreement (including the schedules hereto) constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof. Except as set forth in Section 9(d), Section 12(c) and Section 12(d) with respect to the persons referenced therein, this Subscription Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successor and assigns.

(h)
Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

(i)
If any provision of this Subscription Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

F-18

(j)
This Subscription Agreement may be executed in one or more counterparts (including by electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

(k)
The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Subscription Agreement, without posting a bond or undertaking and without proof of damages, to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.

(l)
THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND THE SUPREME COURT OF THE STATE OF NEW YORK SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS SUBSCRIPTION AGREEMENT AND THE DOCUMENTS REFERRED TO IN THIS SUBSCRIPTION AGREEMENT AND IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR INTERPRETATION OR ENFORCEMENT HEREOF OR ANY SUCH DOCUMENT THAT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS SUBSCRIPTION AGREEMENT OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED BY SUCH A NEW YORK STATE OR FEDERAL COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 15 OF THIS SUBSCRIPTION AGREEMENT OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF. THIS SUBSCRIPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE.

(m)
EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH

F-19

PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY; AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS SUBSCRIPTION AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 12(m).
13.   Non-Reliance and Exculpation.   The Investor acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation (including, without limitation, the Placement Agent, any of its affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing), other than the statements, representations and warranties of Lilium Holdco and Qell expressly contained in Section 5 and Section 7, respectively, of this Subscription Agreement, in making its investment or decision to invest in Lilium Holdco. The Investor acknowledges and agrees that none of (i) any Other Investor pursuant to this Subscription Agreement or any Other Subscription Agreement related to the private placement of the Shares (including the investor’s respective affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing), (ii) the Placement Agent, its affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing, (iii) any other party to the Transaction Agreement (other than Lilium Holdco and Qell), or (iv) any affiliates, or any control persons, officers, directors, employees, partners, agents or representatives of any of Qell, Lilium Holdco, Lilium or any other party to the Transaction Agreement shall be liable to the Investor, or to any Other Investor, pursuant to this Subscription Agreement or any Other Subscription Agreement related to the private placement of the Shares, the negotiation hereof or thereof or the subject matter hereof or thereof, or the transactions contemplated hereby or thereby, for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Shares.
14.   Press Releases.   Qell or Lilium Holdco shall, on or prior to 9:00 a.m., New York City time, on the first business day following the date hereof, issue one or more press releases or furnish or file with the SEC a Current Report on Form 8-K (collectively, the “Disclosure Document”) disclosing, to the extent not previously publicly disclosed, the PIPE Investment, all material terms of the Transaction and any other material, non-public information that Lilium Holdco or Qell has provided to the Investor at any time prior to the filing of the Disclosure Document. From and after the disclosure of the Disclosure Document, to the knowledge of Lilium Holdco and Qell, the Investor shall not be in possession of any material, non-public information received from Lilium Holdco, Qell or any of their respective officers, directors, employees or agents, and the Investor shall no longer be subject to any confidentiality or similar obligations under any current agreement, whether written or oral, relating to the transactions contemplated by this Subscription Agreement. All press releases or other public communications relating to the transactions contemplated hereby among Lilium Holdco, Qell and the Investor, and the method of the release for publication thereof, shall be subject to the prior written approval of (i) Lilium Holdco, and (ii) to the extent such press release or public communication references the Investor or its affiliates or investment advisers by name, the Investor. The restriction in this Section 14 shall not apply to the extent the public announcement is required by applicable securities law, any governmental authority or stock exchange rule; provided, that in such an event, the applicable party shall use its commercially reasonable efforts to consult with the other party in advance as to its form, content and timing.
15.   Notices.   All notices and other communications among the parties shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by FedEx or other nationally recognized overnight delivery service, or (iv) when delivered by email (in each case in this clause (iv), solely if receipt is confirmed, but excluding any automated reply, such as an out-of-office notification), addressed as follows:
If to the Investor, to the address provided on the Investor’s signature page hereto.
If to Lilium Holdco to:
Qell Acquisition Corp
505 Montgomery Street, Suite 1100
San Francisco, CA 94111
Attention:
The Board of Directors

F-20

with copies to (which shall not constitute notice), to:
Goodwin Procter LLP
100 Northern Avenue
Boston, MA 02210
Attention:
Jocelyn Arel
Joshua Klatzkin

Email:
Jarel@goodwinlaw.com
Jklatzkin@goodwinlaw.com

or to such other address or addresses as the parties may from time to time designate in writing. Copies delivered solely to outside counsel shall not constitute notice.
16.   For the avoidance of doubt, all obligations of the Investor hereunder are separate and several from the obligations of any Other Investor. The decision of Investor to purchase the Shares pursuant to this Subscription Agreement has been made by Investor independently of any Other Investor or any other investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of Lilium Holdco, Qell, Lilium, or any of their respective subsidiaries which may have been made or given by any Other Investor or investor or by any agent or employee of any Other Investor or investor, and neither Investor nor any of its agents or employees shall have any liability to any Other Investor or investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Other Subscription Agreement, and no action taken by Investor or Other Investors pursuant hereto or thereto, shall be deemed to constitute Investor and Other Investor or other investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that Investor and Other Investors or other investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Subscription Agreement and the Other Subscription Agreements. The Investor acknowledges that no Other Investor has acted as agent for Investor in connection with making its investment hereunder and no Other Investor will be acting as agent of Investor in connection with monitoring its investment in the Shares or enforcing its rights under this Subscription Agreement. The Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Subscription Agreement, and it shall not be necessary for any Other Investor or investor to be joined as an additional party in any proceeding for such purpose.
[SIGNATURE PAGES FOLLOW]

F-21

IN WITNESS WHEREOF, the Investor has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.
Name of Investor:	State/Country of Formation or Domicile:
By: Name: Title:
Name in which Shares are to be registered (if different):	Date: , 2021
Investor’s EIN:
Business Address-Street:	Mailing Address-Street (if different):
City, State, Zip:	City, State, Zip:
Attn:	Attn:
Telephone No.: Facsimile No.:	Telephone No.: Facsimile No.:
Number of Shares subscribed for:
Aggregate Subscription Amount: $	Price Per Share: $10.00
You must pay the Subscription Amount by wire transfer of United States dollars in immediately available funds to the account specified by Lilium Holdco in the Closing Notice.
[Signature Page to Subscription Agreement]

F-22

IN WITNESS WHEREOF, Qell DutchCo B.V. and Qell Acquisition Corp have accepted this Subscription Agreement as of the date set forth below.
QELL DUTCHCO B.V.
By:

Name:
Title:
QELL ACQUISITION CORP
By:

Name:
Title:
Date:                 , 2021
[Signature Page to Subscription Agreement]

F-23

SCHEDULE A
ELIGIBILITY REPRESENTATIONS OF THE INVESTOR
A.
QUALIFIED INSTITUTIONAL BUYER STATUS
(Please check the applicable subparagraphs):

☐
We are a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act).

**OR*
B.
INSTITUTIONAL ACCREDITED INVESTOR STATUS
(Please check the applicable subparagraphs):

1.
☐ We are an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act, and have marked and initialed the appropriate box on the following page indicating the provision under which we qualify as an “accredited investor.”

2.
☐ We are not a natural person.

Rule 501(a), in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. The Investor has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to the Investor and under which the Investor accordingly qualifies as an “accredited investor.”
☐
Any bank, registered broker or dealer, insurance company, registered investment company, business development company, or small business investment company;

☐
Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐
Any employee benefit plan, within the meaning of the Employee Retirement Income Security Act of 1974, if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of $5,000,000;

☐
Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

☐
Any trust with assets in excess of $5,000,000, not formed to acquire the securities offered, whose purchase is directed by a sophisticated person; or

☐
Any entity in which all of the equity owners are accredited investors meeting one or more of the above tests.

This page should be completed by the Investor and constitutes a part of the Subscription Agreement.

F-24

Annex G —Form of Holdco Articles of Association1
DEED OF CONVERSION AND AMENDMENT OF THE ARTICLES OF ASSOCIATION OF LILIUM B.V. INTO LILIUM N.V.
Today, the [•] day of [•] two thousand and twenty-one, appears before me, Daan ter Braak, civil-law notary practising in Amsterdam:
[•], born in [•] on the [•] day of [•], with office address at Jachthavenweg 121, 1081 KM Amsterdam.
The appearer declares that:
•
the general meeting of Lilium B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated and existing under the laws of the Netherlands, having its registered seat (statutaire zetel) in Amsterdam (the Netherlands) and its business office at Rhijnspoorplein 10, 1018 TX Amsterdam (the Netherlands), registered with the trade register of the Chamber of Commerce under number 82165874 (the “Company”), has resolved on the [•] day of [•] two thousand and twenty-one to:

(i)
convert the Company into a public limited liability company (naamloze vennootschap);

(ii)
amend the articles of association of the Company as stated hereinafter; and

(iii)
authorise the appearer to execute this deed,

which resolutions appear from the shareholders’ resolution of which a copy is attached to this deed as Annex I;
•
an auditor as referred to in article 2:393 of the Dutch Civil Code has declared that the net assets (eigen vermogen) of the Company on a date within five months before this conversion and amendment to the articles of association at least corresponds to the issued and paid-up share capital of the Company, being forty-five thousand euro (EUR 45,000) (the “Auditor Statement”). A copy of the Auditor Statement is attached to this deed as Annex II;

•
the articles of association of the Company were established by deed of amendment of the articles of association, executed on the eight day of April two thousand and twenty-one by a deputy of P.P. de Vries, civil-law notary practising in Amsterdam (the Netherlands).

In order to carry out the (legal) acts contemplated in the shareholders’ resolution, the appearer, acting in the aforementioned capacity, declares to amend the articles of association of the Company as follows:
CHAPTER I.
Definitions.
Article 1. Definitions.
1.
In these articles of association the following expressions shall have the following meanings:

a.
“Accountant”: a registered accountant or other accountant as referred to in Section 2:393 DCC or as the case may be an organization in which such accountants work together;

b.
“Affiliate”: means, with respect to a person or legal entity, any legal entity that, directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with such person or legal entity. The term “control” shall mean the ownership, directly or indirectly, of shares possessing more than fifty percent (50%) of the voting power of a legal entity, or having the power to control the management or elect a majority of members to the board of directors or equivalent decision-making body of such legal entity; notwithstanding the foregoing in no event shall a limited partner of (or comparable passive investor in) any entity be deemed to be an Affiliate of such entity. A party shall cease to qualify

1
Brackets will be completed following the consummation of the business combination.

as an Affiliate for purposes of this definition if it ceases to control, be controlled by, or be under common control with such person or legal entity; provided in each case of this sentence and the preceding sentences that any person or legal entity controlled within meaning of Section 56 paragraph 1 subsection 3 as well as paragraphs 4 and 5 of the German Foreign Trade Ordinance (Außenwirtschaftsverordnung) (“AWV”) (or a successor regulation) shall be deemed to be under control for purposes of this definition;
c.
“Board”: the management board of the Company, consisting of one or more Executive Directors and one or more Non-Executive Directors;

d.
“Chairman”: the Non-Executive Director appointed as Chairman in accordance with article 13 paragraph 4;

e.
“Chief Executive Officer”: the Executive Director appointed as Chief Executive Officer in accordance with article 13 paragraph 4;

f.
“Class Share Premium Reserve”: has the meaning given thereto in article 4 paragraph 5;

g.
“Company”: the public company governed by these articles of association;

h.
“Class Meeting”: the Class Meeting Shares A, the Class Meeting Shares B or the Class Meeting Shares C;

i.
“Class Meeting Shares A”: the meeting of holders of Shares A;

j.
“Class Meeting Shares B”: the meeting of holders of Shares B;

k.
“Class Meeting Shares C”: the meeting of holders of Shares C;

l.
“Closing Date”: the [•] day of [•] two thousand twenty-one;

m.
“Conversion Date”: the date on which a Conversion Event has occurred;

n.
“Conversion Event”: means, in respect of any Shares B held by any of the following parties, the occurrence of an event as a consequence of which,

(i)
anyone who is a Qualified B Holder ceasing to be a Qualified B Holder;

(ii)
anyone who is a Permitted Entity ceasing to be a Permitted Entity; or

(iii)
anyone who is Permitted Transferee ceasing to be a Permitted Transferee;

o.
“DCC”: Dutch Civil Code;

p.
“Directors”: the Executive Directors and the Non-Executive Directors;

q.
“Executive Director”: a member of the Board appointed as executive director;

r.
“Founder”: Daniel Christian Wiegand, born in Tübingen (Germany) on the twelfth day of June nineteen hundred eighty-five;

s.
“Founder Minimum Ownership Shares B Threshold”: the Founder, together with its Permitted Transferees, holding at least twenty percent (20%) of the aggregate amount of outstanding Shares B held by such persons on the Closing Date;

t.
“General Meeting”: the general meeting of Shareholders as corporate body of the Company as well as meetings of this corporate body;

u.
“Group”: an economic unit in which legal entities and companies are united within the meaning of Section 2:24b DCC;

v.
“Initial Qualified Holder” means, in relation to any Share B, the person holding such Share B on the Closing Date;

w.
“in writing”: any communication sent by letter, telefax, e-mail or by any other electronic means of communication which can transmit text, provided such communication is readable and reproducible, unless Dutch law or these articles of association provide otherwise;

x.
“Non-Executive Director”: a member of the Board appointed as non-executive director;

y.
“Notice”: shall have the meaning given thereto in article 4A paragraph 3;

z.
“Offer”: shall have the meaning given thereto in article 4A paragraph 3;

aa.
“Permitted Entity”: means, with respect to any Initial Qualified Holder and/or spouse of the Founder, any vehicle (including a trust, corporation and partnership) so long as an Initial Qualified Holder and/or a spouse of a Founder, if applicable, collectively have sole dispositive power and exclusive Voting Control with respect to the Shares B held by such vehicle;

bb.
“Permitted Transferee”

a.
in relation to any Share B held by an Initial Qualified Holder means:

(i)
such Initial Qualified Holder (as transferee of any Share B retransferred to such Initial Qualified Holder from its Permitted Transferee);

(ii)
any Permitted Entity and/or estate or tax planning vehicle (including a trust, corporation and partnership), the beneficiaries of which are limited to such Initial Qualified Holder and/or members of the immediate family (being the spouse or children) of such Initial Qualified Holder, provided that:

(A)
(1) prior to the Initial Qualified Holder’s death or mental incapacitation, such Initial Qualified Holder retains (subject to any community or spousal property laws) sole voting and dispositive power over such Share B, and (2) following the date on which such Initial Qualified Holder’s dies or is mentally incapacitated such vehicle shall immediately cease to be a Permitted Transferee; and

(B)
the Transfer to such estate or tax planning vehicle does not involve payment of any consideration (other than the interest in such trust, corporation, partnership or other estate or tax planning vehicle); and

b.
in relation to any Share held by Qell Partners LLC means:

(i)
any party who is and has not ceased to be a director, officer, member, partner or equity holder of Qell Partners LLC; and

(ii)
any estate or tax planning vehicle (including a trust, corporation and partnership), the beneficiaries of which are limited to the members of the immediate family (being the spouse or children) of those initial persons identified in paragraph b.(i), provided that (a) prior to such person’s death or mental incapacitation, such initial person retains (subject to any community or spousal property laws) sole voting and dispositive power over the shares held by such estate or tax planning vehicle, and (b) following the date on which such person ceases to be a director, officer, member, partner or equity holder of Qell Partners LLC, dies, or is mentally incapacitated such vehicle shall immediately cease to be a Permitted Transferee; and provided further that the Transfer to such estate or tax planning vehicle does not involve payment of any consideration (other than the interest in such trust, corporation, partnership or other estate or tax planning vehicle);

cc.
“Qell Group” means Qell Partners LLC and its Permitted Transferees;

dd.
“Qualified B Holder” means, in relation to any Share B: the Company, the Initial Qualified Holder of such Share B and any Permitted Transferee thereof, in each case provided that such Share B has not been Transferred (including by way of a transfer of the legal holder thereof) other than to a Permitted Transferee;

ee.
“Regulated Market”: regulated market or multilateral trading facility, as referred to in article 1:1 of the Financial Supervision Act (Wet op het financieel toezicht) or a system of a non-EU/EEA member state that is comparable to a regulated market or multilateral trading facility (including, for purposes hereof any of the NASDAQ market tiers);

ff.
“Secretary”: the person appointed as Secretary in accordance with article 15 paragraph 7;

gg.
“Shareholders’ Covenant”: means in respect of any Shareholder that has notified the Company in writing that this covenant shall irrevocably apply to such Shareholder, in relation to the ownership of its Shares, provided that such Shareholder, in each case together with its Subsidiaries and/or Affiliates, in aggregate is (i) holding or acquiring, or (ii) controlling (including under a voting agreement, specific or general proxy, usufruct, pledge or other arrangement) Shares that reach or exceed the screening threshold pursuant to Sections 55 and 56 paragraph 1 subsection 3 as well as paragraph 4 and 5 of the AWV (or in each case a successor regulation), this Shareholder is required not to hold and/or acquire more than twenty-four and nine-tenths of a percent (24.9%) of the total voting rights attached to all issued and outstanding Shares (not counting any Shares in respect of which no votes can be exercised pursuant to mandatory Dutch law) (“Voting Rights Limitation Threshold”), unless such Shareholder has obtained (i) a certificate of non-objection within the meaning of Section 58 (1) of the AWV or (ii) a permit or clearance within the meaning of Section 15 of the German Foreign Trade Act (Außenwirtschaftsgesetz) (“AWG”) (or in each case a successor regulation), or (iii) the German Federal Ministry for Economic Affairs and Energy (“BMWi”) has confirmed in writing that voting rights of such Shareholder and/or such Shareholders’ Affiliates above the Voting Rights Limitation Threshold are in line with, or out of scope of, the German regime on the screening of foreign investments, or if such voting rights above this threshold cease to be subject to such regime pursuant to grandfathering or other provisions in the AWG or the AWV or applicable orders or regulatory guidelines of the BMWi in relation to the ownership of its Shares;

hh.
“Shareholder Support Agreement”: that shareholder support agreement entered into between, among others, Qell Acquisition Corp., the Company and the Founder dated the thirtieth day of March two thousand twenty-one;

ii.
“Shareholders”: holders of Shares or the joint holders of Shares referred to in article 9;

jj.
“Shares”: means any and all shares issued by or in the capital of the Company, including Shares A, the Shares B and the Shares C;

kk.
“Shares A”: the ordinary shares A in the capital of the Company;

ll.
“Shares B”: the ordinary shares B in the capital of the Company;

mm.
“Shares B Compulsory Conversion Date”: the date of the Shares B Compulsory Conversion Event;

nn.
“Shares B Compulsory Conversion Event”: the event occurring on the date set by the Non-Executive Directors within a time period of sixty (60) and one hundred eighty (180) days after the date on which the Founder no longer meets the Founder Minimum Ownership Shares B Threshold, upon which event each issued and outstanding Share B shall be automatically converted into one (1) Share A and one (1) Share C;

oo.
“Shares C”: the ordinary shares C in the capital of the Company;

pp.
“Subsidiary”: a subsidiary within the meaning of Section 2:24a DCC;

qq.
“Tax Covenant”: that certain tax covenant (Founder Tax Covenant) granted by the Company to the benefit of the respective beneficiary pursuant to section 10 of the Shareholder Support Agreement;

rr.
“Transfer” means: any direct or indirect sale, assignment, transfer under general or specific title (algemene of bijzondere titel), conveyance, grant of any form of security interest (other than as explicitly provided in this definition), or other transfer or disposition of a Share or any legal or beneficial interest therein (including, for the avoidance of doubt, by way of a synthetic transfer or total return swap), whether or not for value and whether voluntary or involuntary or by operation of law. A “Transfer” of a Share B shall also include, without limitation, the transfer of, or entering into a binding agreement with respect to, voting control over a Share B by proxy or otherwise; provided, however, that the following shall not be considered a “Transfer” of a Share B: (a) the granting of a power of attorney to persons designated by the Board in connection with actions to be taken at a General Meeting; (b) the pledge of Shares B by a Qualified B Holder that creates a mere security interest in such Shares B pursuant to a bona fide loan or indebtedness transaction as long as the Qualified B Holder continues to exercise voting control over such pledged shares; provided, however, that a foreclosure on such Shares B or other similar action by the pledgee shall constitute a “Transfer” of a Share B;
ss.
“Transferor”: shall have the meaning given thereto in article 4B paragraph 3;

tt.
“Voting Cap”: means, in respect of a Shareholder who (i) is subject to the Shareholders’ Covenant, and (ii) is not in compliance with the Shareholders’ Covenant, the suspension of any voting rights (attaching to Shares) which that Shareholder (together with its Affiliates) would otherwise be able to exercise in a General Meeting in excess of twenty-four and nine-tenths of a percent (24.9%) of all voting rights (after deduction of any voting rights suspended under this Voting Cap) which may be exercised in a General Meeting, regardless of whether such Shareholder (together with its Affiliates) would otherwise be entitled to such votes (i) on the basis of Shares held by such Shareholder, its Affiliates and/or its Subsidiaries, or (ii) as any votes on Shares under control of such Shareholder or its Affiliates (including under voting agreement, specific or general proxy, usufruct, pledge or other arrangement), provided that the Board has confirmed the application of the Voting Cap in accordance with article 25 paragraph 4, based on the information available to the Board; and

uu.
“Voting Control”: means with respect to a Share B, the power (exclusively) to vote or direct the voting of such Share B, including by proxy, voting agreement or otherwise.

2.
Unless the contrary is shown or it is manifestly intended otherwise, a reference to a concept or word in the singular includes a reference to the plural form of this concept or word and vice versa.

3.
Unless the contrary is shown or it is manifestly intended otherwise, a reference to a concept or word of any gender includes a reference to a concept or word of any other gender.

CHAPTER II.
Name. Seat. Objects.
Article 2. Name. Seat.
1.
The Company is a public company with the name: Lilium N.V.

2.
The registered seat of the Company is in Amsterdam (the Netherlands). The Company may have branch offices and branch establishments, both in and outside of the Netherlands.

Article 3. Objects.
The objects of the company are to participate in, to take an interest in any other way in, to conduct any business of whatever nature (2), to provide services of any nature, or to conduct the management of other business enterprises of whatever nature, to provide services to other business enterprises of whatever nature, furthermore to finance third parties, in any way to provide security or undertake the obligations of third parties and finally all activities which are incidental to or which may be conducive to any of the foregoing. The objects of the Company include to enhance and promote the interest of the Group of companies of which the Company forms part of.

CHAPTER III.
Capital and register. Transfer and conversion of Shares B. Qualified shareholding of Shares B and Shares C.
Article 4. Capital. Class Share Premium Reserve. Joint ownership.3
1.
The authorized share capital of the Company amounts to [•] euro (EUR) [•].

2.
The authorized share capital is divided into:

(i)
[•] ([•]) Shares A with a nominal value of twelve eurocent (EUR 0.12) each;

(ii)
[•] ([•]) Shares B with a nominal value of thirty-six eurocent (EUR 0.36) each; and

(iii)
[•] ([•]) Shares C with a nominal value of twenty-four eurocent (EUR 0.24) each.

3.
At the time of conversion of Shares B into Shares A and Shares C referred to in article 4A, the authorized capital shall decrease by the number of Shares B converted and increase by the number of Shares A and Shares C converted.

4.
The Shares A are continuously numbered from A1 onwards, the Shares B are continuously numbered from B1 onwards and the Shares C are continuously numbered from C1 onwards.

5.
Where in these articles reference is made to Shares and Shareholders this shall include the Shares of each class and the holders of Shares of each class respectively, unless explicitly provided otherwise.

6.
Shares shall be issued in registered form only. Shares shall be available in the form of an entry in the share register. Share certificates shall not be issued.

7.
At all times at least one Share is or should be held by and for the account of a person other than the Company or any of its subsidiaries.

8.
The Company shall maintain for the exclusive benefit of the holders of Shares of the applicable class of Shares a separate share premium reserve (hereinafter jointly as well as separately referred to as: a “Class Share Premium Reserve”), and this Class Share Premium Reserve bears the same letter as the corresponding Shares. If upon or after the issuance of Shares of a certain class more than the nominal value of such Shares is paid, in cash or in kind, the excess shall be considered to be share premium for the exclusive benefit of holders of Shares of the applicable class.

Article 4A. Transfer and conversion of Shares B.
1.
Shares B may only be Transferred to (i) Permitted Transferees and/or (ii) the Company. Any other purported Transfer of a Share B shall be null and void. A holder of Shares B shall notify the Company in writing of any Transfer of Shares (i) if practicable, prior to the consummation of such Transfer, and (ii) always, as soon as possible following (and in any event within ten (10) days of) such Transfer.

2.
A Share B shall be automatically converted into one (1) Share A and one (1) Share C upon the occurrence of a Conversion Event or a Shares B Compulsory Conversion Event. Upon the Company becoming aware of a Conversion Event, the Non-Executive Directors shall determine in their sole discretion the Conversion Date, which Conversion Date shall not be later than the date of such determination,

3.
If at any time a Share C is held by anyone other than the Company (regardless as a consequence of conversion), such holder of Shares C (the “Transferor”) shall forthwith notify the Company of this fact by written notice (the “Notice”) as soon as possible and in any event within three (3) days after the occurrence of such event pursuant to which the Transferor is obliged to serve the Notice. The holder of one or more Shares C, other than the Company itself, shall be obliged to transfer such Share(s) C to the Company for no consideration.

3
To be completed based on the final numbers in the Cap table, which will be available shortly before closing

4.
If the Transferor fails to:

a.
give the Notice within the time period provided in this article; or

b.
transfer the relevant Shares C to the Company within sixty (60) days of the Notice, the Company is irrevocably empowered and authorized to offer and transfer the relevant Shares C to the Company for no consideration and until such transaction occurs. If and so long as any Share C is not held by the Company, the voting rights, dividend rights and other rights pertaining to such Share C (including, without limitation, the approval rights hereunder, if any) may not be exercised, subject to paragraph 5 of this article.

5.
If the Company fails to accept the offered Shares C from the Transferor within three (3) months after receipt of the Notice, then the Transferor’s dividend rights attached to its Shares C shall revive.

6.
The Board shall forthwith register any such conversion of Shares in the register of Shareholders and equally in any applicable company register.

7.
The Company shall at all times reserve and keep available out of its authorized but unissued capital, solely for the purpose of effecting the conversion of Shares B, such number of Shares A and Shares C as shall from time to time be sufficient to effect the conversion of all outstanding Shares B into Shares A and Shares C.

8.
The Company may, from time to time, establish such policies and procedures relating to the general administration of the share capital structure as it may deem necessary or advisable, and may request that holders of Shares B furnish affidavits or other proof to the Company as it deems necessary to verify the legal and beneficial ownership of Shares B and the “Qualified B Holder” status of any such holder, and to confirm that Shares B are no longer held by a Qualified B Holder.

Article 5. Register of Shareholders.
1.
Each Shareholder, each usufructuary and each pledgee of a Share is required to give notice to the Company of their (email) address and shall ensure that the Company is informed of such (email) address. If an electronic address is disclosed by the Shareholder, usufructuary or pledgee of a Share for the purpose of entry into the register, such disclosure is deemed to entail the consent to receive all notifications and announcements for a meeting via electronic means.

2.
The Board shall keep a register in which the names and (email) addresses of all Shareholders are recorded, showing the date on which they acquired the Shares, the date of the acknowledgement or notification, and the amount paid on each Share. Also recorded in the register are the names and (email) addresses of usufructuaries and pledgees, showing the date on which they acquired such rights, the date of the acknowledgement or notification, and also specifying whether or not the voting rights attached to the Shares accrue to them. The register may, at the discretion of the Board, be kept in more than one copy and at more than one address. Part of the register may be kept outside the Netherlands in order to comply with applicable foreign statutory provisions or applicable listing rules. The Board may delegate its duty to keep the register to one or more agents for the purposes as meant in this article.

3.
The register shall be kept accurate and up to date. The Board shall determine the form and contents of the register with due observance of the provisions of Article 5 paragraphs 1 and 2.

4.
On application by a Shareholder, a usufructuary or a pledgee of Shares, the Board shall furnish an extract from the register, free of charge, insofar as it relates to his rights in a Share. If a right of usufruct is vested on a Share or if a Share is pledged, the extract also sets forth who is entitled to exercise the voting rights attached to the Share and who is entitled to attend the General Meeting.

5.
The Board shall be authorized to provide the authorities with information and data contained in the register of shareholders or have the same inspected to the extent that this is requested to comply with applicable foreign legislation or rules of the stock exchange where the Company’s shares are listed.

CHAPTER IV.
Issue of Shares. Own Shares. Joint ownership of Shares.
Article 6. Issue of Shares. Authorized body. Conditions of issue.
1.
Shares shall be issued:

a.
pursuant to a resolution proposed by the Board and adopted by the General Meeting; or

b.
pursuant to a resolution of the Board if by resolution of the General Meeting the Board has been authorized for a specific period not exceeding five (5) years to issue Shares.

The resolution granting the aforesaid authorization must determine the number and class of the Shares that may be issued. The authorization may from time to time be extended for a period not exceeding five (5) years. Unless otherwise stipulated at its grant, the authorization cannot be withdrawn.
2.
Within eight (8) days following a resolution by the General Meeting to issue Shares or to designate, as referred to in paragraph 1 of this article, the Company shall file the full text of such resolution at the offices of the Dutch trade register. Within eight (8) days after close of each quarter, the Company shall report each issue of Shares in the past quarter to the offices of the Dutch trade register, stating the number of Shares issued.

3.
The provisions of paragraphs 1 and 2 of this article shall apply mutatis mutandis to the granting of rights to acquire Shares, but not to the issue of Shares to a person exercising a previously acquired right to acquire Shares.

4.
The Company cannot acquire Shares in its own capital upon the issue of the Shares.

5.
When Shares are acquired the amount of their nominal value must be paid at the same time and, in addition, if the Share is subscribed at a higher amount, the difference between such amounts. It may be agreed that part of that amount, such part not to exceed three fourths (3/4th) of the nominal value of the Shares, may remain unpaid until the Company shall make a call in respect of the monies unpaid on the Shares. Such arrangement may only be agreed prior to the resolution to issue Shares and shall require the approval of the body of the Company which has the authority to resolve to issue.

6.
Calls upon the Shareholders in respect of any monies unpaid on their Shares shall be made by the Board.

7.
The Board shall be authorized to enter into transactions concerning non-monetary contributions on Shares and any other transaction referred to in Section 2:94 paragraph 1 DCC, without the prior approval of the General Meeting.

Article 7. Rights of pre-emption upon issue.
1.
Without prejudice to paragraph 2 of this article, upon an issue of Shares A and/or Shares B, each holder of Shares A or Shares B (as applicable) shall have a pre-emption right pro rata to the total number of (in aggregate) Shares A and Shares B (whereby the Shares A and Shares B shall, for the purposes of this article 7 paragraph 1, be treated as a single class of Shares) held by him on the date of the resolution to issue the Shares A and/or Shares B, it being understood that this pre-emption right shall not apply to an issuance of Shares A:

a.
to employees of the Company or employees of a Group company; and

b.
to a person exercising a previously obtained right to acquire Shares A or Shares B (in accordance with the terms of such right) subject always to article 7 paragraph 7.

2.
If a Qualified B Holder elects to participate in a pre-emptive issuance of Shares that includes Shares A and/or Shares B, then, for so long as such person remains a Qualified B Holder, such

Qualified B Holder shall be issued Shares B in lieu of any Shares A. If a holder of Shares A elects to participate in a pre-emptive issuance of Shares that includes Shares A and/or Shares B, such holder of Shares A shall be issued Shares A in lieu of any Shares B.
3.
No pre-emption rights shall apply in respect of an issuance of Shares C.

4.
The pre-emptive right may be restricted or excluded by a resolution proposed by the Board and adopted by the General Meeting. In the proposal for such resolution the reasons for the proposal and the choice of the intended price of issue must be explained in writing. If the Board has been designated as the body authorized to issue Shares, the General Meeting may by resolution also designate the Board for a period not exceeding five (5) years as the body authorized to restrict or exclude the pre-emptive right. This authorization may from time to time be extended for a period not exceeding five (5) years. Unless otherwise stipulated at its grant, the authorization cannot be withdrawn.

5.
A resolution of the General Meeting to restrict or exclude the pre-emptive right or to designate the Board as referred to in paragraph 3 of this article requires a majority of at least two-thirds (2/3rd) of the votes cast, if less than half of the issued capital is represented at the General Meeting.

6.
The Company announces the issue of Shares with pre-emption right and the period in which the pre-emption right may be exercised in the Dutch State Gazette (Staatcourant) and in a nationally distributed daily newspaper, unless the announcement is made to all Shareholders in writing to the addresses as provided by them.

7.
The pre-emption right may be exercised during the period to be determined by the body authorized to restrict or exclude the pre-emptive right. Such period to be at least two (2) weeks from the day following the date of announcement in the Dutch State Gazette or dispatch of the announcement to the Shareholders.

8.
The provisions of the preceding paragraphs of this article shall apply mutatis mutandis to the granting of rights to acquire Shares, but shall not apply to the issue of shares to one who exercises a previously acquired subscription right.

Article 8. Acquisition by the Company of own Shares.
1.
Any acquisition by the Company of partly-paid Shares in its own capital shall be null and void.

2.
Provided that the General Meeting has given the Board authorization for this purpose, the Company may acquire fully paid-up Shares provided that:

a.
the Company’s equity capital, reduced by the acquisition price, is not less than the sum of the issued and paid-up capital and the reserves to be maintained pursuant to the law or these articles of association;

b.
following the transaction contemplated, at least one issued share in the capital of the Company remains outstanding and is not held by the Company; and

c.
in case the Company is admitted to trading on a Regulated Market, the nominal value of the Shares to be acquired, already held by the Company or already held by the Company as pledgee or which are held by Subsidiaries, does not exceed fifty percent (50%) of the issued capital of the Company.

3.
The factor deciding whether the acquisition is valid shall be the amount of the equity of the Company as shown in its most recently adopted balance sheet, reduced by (i) the acquisition price of Shares, (ii) the amount of loans as described in Section 2:98c paragraph 2 DCC and (iii) any payments from profit or reserves to others which may have become due by the Company and its Subsidiaries after the balance sheet date. If more than six (6) months of a financial year have passed without the annual accounts having been adopted, the acquisition of own Shares under paragraph 2 of this article shall not be permitted until such time as such most recent annual accounts have been so adopted.

4.
The authorization of the General Meeting, referred to in paragraph 2 of this article, which shall be valid for a maximum of eighteen (18) months only, must specify how many Shares are permitted to be acquired, the manner in which they may be acquired and the permitted upper and lower limits of the price.

5.
The preceding paragraphs of this article shall not apply in respect of (i) Shares which the Company may acquire gratuitously or by universal succession and (ii) Shares that are admitted to trading on a Regulated Market Shares which are acquired for the purpose of distribution of such Shares to employees of the Company and/or its Subsidiaries pursuant to an employee option plan.

6.
Any acquisition of Shares made in breach of the provisions of paragraph 2 of this article shall be null and void.

7.
Shares owned by the Company shall not bear any dividend rights unless rights of usufruct are created in respect of such Shares prior to the acquisition by the Company, in which case the holder of usufruct shall be entitled to any dividends on the underlying Shares. Shares owned by the Company or its Subsidiaries shall not bear any voting rights.

Article 9. Joint ownership of Shares.
If through any cause whatsoever one or more Shares are jointly held by two or more persons, such persons may jointly exercise the rights arising from those Shares, provided that these persons be represented for that purpose by one from their midst or by a third party authorized by them for that purpose by a written power of attorney. The Board may, whether or not subject to certain conditions, grant an exemption for the provision of the previous sentence.
Article 10. Formalities on the issue and transfer of Shares.
1.
Unless these articles of association provide otherwise, the issue and transfer of Shares or the transfer of a limited right thereon shall require a deed drawn up for that purpose, executed before a civil-law notary registered in the Netherlands.

2.
If Shares are admitted to trading on a Regulated Market, the transfer of such Share or of a limited right (beperkt recht) thereto shall require an instrument intended for such purpose and, save when the Company itself is a party to such legal act, the written acknowledgement by the Company of the transfer. The acknowledgement shall be made in the instrument or by a dated statement on the instrument or on a copy or extract thereof mentioning the acknowledgement signed as a true copy thereof by a civil-law notary or the transferor. Service of such instrument of transfer, copy or extract on the Company shall be deemed to constitute such acknowledgement.

3.
Following a transfer referred to in this article, the rights attached to the Shares concerned may not be exercised until the instrument of transfer has been served upon the Company or until the Company has acknowledged the transaction in writing or has been deemed to have acknowledged such transaction. The provision in the preceding sentence shall not apply if the Company itself has been a party to the transaction.

4.
To the fullest extent permitted by Dutch law, in accordance with the applicable law on International Private laws as referred to in Title 10 of Book 10 DCC (Boek 10 Internationaal privaatrecht), especially article 10:138 DCC, for as long as Shares are listed on a Regulated Market, the Company may, by a resolution of the Board for that purpose, determine that the laws of the State of New York (United States of America), shall apply to the property law aspects of the Shares (including the legal rules on ownership, legal title, transfer). Articles 10.1 up to and including 10.3 shall not apply to such Shares. Such resolution, as well as a resolution to revoke such determination, shall be made public in accordance with applicable law and shall be filed with the offices of the Company and the Dutch trade register for inspection.

5.
The property law aspects of the Shares (including the legal rules on ownership, legal title, transfer) in book-entry form, as included in the part of the register of shareholders kept by the relevant transfer agent, shall be governed the State of New York (United States of America), in accordance with the applicable law on International Private laws as referred to in Title 10 of Book 10 DCC (Boek 10 Internationaal privaatrecht), especially article 10:141 DCC.
CHAPTER V.
Capital reduction. Limited rights.
Article 11. Capital reduction.
1.
The General Meeting may resolve to reduce the issued capital of the Company by a cancellation of Shares or by reduction of the nominal value of the Shares by amendment of the articles of association of the Company, with due observance of the provisions in Section 2:99 and 2:100 DCC. This resolution must designate the Shares to which the resolution relates and provide for the implementation of the resolution.

2.
A resolution to cancel may only relate to Shares held by the Company itself.

3.
If the General Meeting resolves to reduce the nominal value of the Shares by amendment of the articles of association, such reduction must be made pro rata on all Shares, regardless whether this is done without redemption or against partial repayment on the Shares or upon release from the obligation to pay up the Shares. Such pro rata requirement may be waived with the consent of all Shareholders concerned.

4.
A resolution for reduction of capital shall require a majority of at least two-thirds (2/3rd) of the votes cast, if less than half of the issued capital is represented at the General Meeting.

Article 12. Depositary receipts. Usufruct and pledge on Shares.
1.
The Company may not give its cooperation to the issue of depositary receipts.

2.
A right of usufruct or a right of pledge may be vested on the Shares, with due observance of the provisions of the Articles.

3.
If a Share is pledged or a right of usufruct is vested on a Share, the Shareholder remains entitled to exercise the voting rights. A usufructuary and pledgee shall not have the same rights as those conferred by law upon the holders of depositary receipts for shares issued with the cooperation of a company.

4.
In deviation of paragraph 3 of this article 12, if a Share A is pledged or a right of usufruct is vested on a Share A, the holder of this Share A is entitled to transfer the voting rights on the Share A to the usufructuary and pledgee.

CHAPTER VI.
Board.
Article 13. One-tier Board.
1.
The management of the Company shall be conducted by the Board.

2.
The Board of Directors shall initially, as of the Closing Date, subject to the provisions of the following sentence, consist of a minimum of five (5) persons and a maximum of nine (9) persons, of whom one (1) shall be an Executive Director and the others shall be Non-Executive Directors. The total number of Directors, the total number of Executive Directors and the total number of Non-Executive Directors, may be increased or decreased pursuant to a resolution of the Board approved by a majority vote of all of the Directors, and a majority vote of all of the Non-Executive Directors, then in office. A decrease in the number of Directors, or in the number of Executive Directors or Non-Executive Directors, shall not result in a decrease in the term of office of any Director in office at the time of such decrease in the number of Directors.

3.
Only natural persons can be Directors.

4.
The Board shall appoint a Non-Executive Director to be Chairman of the Board for such period as the Board may decide. The Board will appoint an Executive Director as Chief Executive Officer for such period as the Board may decide. The Board may grant other titles to the Directors.

Article 14. Appointment and nomination. Suspension and dismissal. Remuneration.
1.
Executive and Non-Executive Directors shall be appointed as such by the General Meeting at the binding nomination of the Non-Executive Directors, and for such term as proposed by the Non-Executive Directors, provided that a Director shall retire at the close of the first annual General Meeting held following the expiry of the term of his appointment, without prejudice to article 14 paragraph 3. A Director may be reappointed one or more times, with due observance of this paragraph and paragraph 3.

2.
Without prejudice to paragraph 3 of this article, if a Director is to be appointed, the Non-Executive Directors shall make a binding nomination of at least the number of persons prescribed by law by a majority decision.

3.
As of the Closing Date, Barry Engle shall be a Non-Executive Director. Barry Engle shall, in deviation of paragraph 1 of this article 14, serve a three (3) year term. On the termination of Barry Engle’s first three (3) year term, the Qell Group shall be entitled (but not obliged), to nominate Barry Engle to be appointed as Non-Executive Director for an additional three (3) year term.

4.
The General Meeting may at all times overrule the binding nomination by at least a two thirds (2/3rd) majority of the votes cast, provided such majority represents more than half of the issued share capital. If the General Meeting overruled the binding nomination, the Non-Executive Directors shall make a new nomination and a new General Meeting is called at which the resolution for appointment of a Director shall require at least a two thirds (2/3rd) majority of the votes cast, provided such majority represents more than half of the issued share capital, notwithstanding article 14 paragraph 3. The nomination shall be included in the notice of the General Meeting at which the appointment shall be considered.

5.
If a nomination has not been made or has not been made in due time, this shall be stated in the notice and the General Meeting shall be free to appoint a Director at its discretion. A resolution to appoint a Director that was not nominated by the Board, may only be appointed by a two thirds (2/3rd) majority of the votes cast, provided such majority represents more than half the issued share capital. With regard to subjects referred to in this paragraph and the previous paragraph, a second General Meeting may not be convened pursuant to Section 2:120 paragraph 3 DCC.

6.
A Director may at any time be suspended or dismissed by the General Meeting. A resolution of the General Meeting to suspend or dismiss a Director other than pursuant to a proposal by the Board shall require a two thirds (2/3rd) majority of the votes cast, provided such majority represents more than half the issued share capital. If and to the extent permitted by law, an Executive Director may also be suspended by the Board.

7.
Every suspension may be extended one or more times, but the total term of suspension cannot exceed three (3) months. If the General Meeting does not terminate the suspension or resolve to dismiss the respective Director within this period, the suspension ends.

8.
The Company must establish a policy for the remuneration of the Directors, which shall at least describe the items referred to in Section 2:383c up to and including Section 2:383e DCC, to the extent that these relate to the Directors. The remuneration policy is adopted by the General Meeting at the proposal by the Board.

9.
The remuneration of the Executive Directors shall be determined by the Board with due observance of the remuneration policy adopted by the General Meeting. The remuneration of the Non-Executive Directors shall be determined by the General Meeting with due observance of the remuneration policy adopted by the General Meeting.

10.
A proposal with respect to remuneration schemes in the form of Shares or rights to Shares is submitted by the Board to the general meeting for its approval. This proposal must set out at least the maximum number of Shares or rights to Shares to be granted to the Directors and the criteria for granting or amendment. The lack of approval referred to in this paragraph does not affect the authority of the Board or the Directors to represent the Company.

11.
The appointment of a Director in itself does not constitute an employment contract between the Director and the Company. An employment contract between the Company and a Director is prohibited.

Article 15. Power. Division of duties. Regulations.
1.
Subject to the division of duties included and as referred to in paragraph 2 of this article, the Board shall be entrusted with the management of the Company and shall for such purpose have all the powers within the limits of the law that are not granted to others by these articles of association.

2.
The Executive Directors are charged in particular with the day-to-day management of the company and its affiliated business. The Non-Executive Directors are charged in particular with the supervision of the duties carried out by the Directors. The Board may further divide its duties among the Directors by regulation referred to in paragraph 3, provided that the day-to-day management of the Company shall be exclusively entrusted to the Executive Directors and the supervision of the Board shall be exclusively entrusted to the Non-Executive Directors.

3.
With due observance of these articles of association and the restrictions provided by the law, the Board shall adopt one or more sets of regulations dealing with such matters as its internal organization, the manner in which decisions are taken, the composition, the duties and organization of committees established by the Board (if any) and any other matters concerning the Board, the Chief Executive Officer, the Executive Directors, the Non-Executive Directors and the committees established by the Board. Regulations dealing with matters concerning General Meetings will be placed on the Company’s website.

4.
The Board may establish such committees as it may deem necessary which committees may consist of one or more Directors or of other persons. The Board appoints the members of each committee and determines the tasks of each committee. The Board may at any time change the duties and the composition of each committee.

5.
The Executive Directors shall endeavor to timely provide the Non-Executive Directors with all information required for the exercise of their duties.

6.
In fulfilling their duties, the Directors shall act in accordance with the corporate interests of the Company and its affiliated business.

7.
The Board shall appoint a Secretary from outside the Directors, who shall have such powers as are assigned to him by these articles of association and, subject to these articles of association, by the Board on or after his appointment. The Secretary may be removed from office at any time by the Board.

Article 16. Meetings of the Board. Decision-making process.
1.
Meetings of the Board shall be held as often as a Director deems such necessary.

2.
Meetings of the Board shall be convened in writing to the addresses of the Directors or by means of a legible and reproducible notice sent by electronic means of communication to the (e-mail) address provided for this purpose to the Company. Notice shall be given no later than on the seventh (7th) day prior to the date of the meeting of the Board, provided that this convening period may be waived by all Directors. The notice shall specify the date, time and place of the meeting of the Board and the subjects to be addressed.

3.
Each Director has the right to cast one (1) vote in meetings of the Board. In as far as Dutch law or these articles of association do not stipulate any greater majority, all resolutions of the Board shall be adopted by a majority of the votes cast. If there is a tie of votes the proposal is rejected.
4.
In case a Director has a direct or indirect personal interest which conflicts with the interests of the Company and its business, such Director will not participate in the deliberation and decision-making of the Board. In the event that a Director is uncertain whether or not he has a conflict of interest, he may request the Chairman to determine if he has a conflict of interest. If as a result hereof no resolution can be adopted by the Board, the resolution shall be adopted by the Non-Executive Directors, and the Non-Executive Directors shall record in writing the reasons in the minutes.

5.
Meetings of the Board can be held by telephone conference, videoconference or any other electronic means of communication, provided that all Directors can communicate with each other.

6.
A Director can attend a meeting of the Board by telephone conference, videoconference or any other electronic means of communication, provided this Director can communicate with the other attending Directors at all times and vice versa. A Director may only be represented by a co-Director authorized in writing.

7.
Minutes shall be kept of the proceedings of each meeting of the Board.

8.
Resolutions of the Board may also be adopted in writing without recourse to a meeting of the Board, provided that all Directors gave their written consent to this way of decision-making.

9.
One or more Directors who have been allocated certain duties pursuant to these articles of association or the board rules and regulations, can adopt resolutions regarding matters that belong to his or their duties, respectively. If one or more Directors have been allocated certain duties in the aforementioned manner, article 16.8 — and, in the event of multiple Directors, article 16.5 up to and including 16.8 — shall apply to the adoption of resolutions, whereby this Director or these Directors shall be deemed to constitute the Board. If all Directors that have been allocated certain duties within the meaning of the first sentence of this paragraph have a conflict of interest, the resolution shall, to the extent possible and permitted by law, be adopted by the other Directors.

10.
Any resolution of the Executive Directors or the Board regarding Shares B, including but not limited to transfer or conversion of Shares B and the admittance of the Shares B or Shares C for trading on a Regulated Market, shall be adopted by the unanimous votes of the Executive Directors, with the exception of the Founder, and all Non-Executive Directors in a meeting of the Board in which all Directors, with the exception of the Founder, are present or represented.

11.
Any resolution regarding (i) any non-compete arrangement between the Company and any Executive Director, (ii) any resolution with regard to the fulfilment of the undertakings, consent, amendment, waiver, termination, satisfaction, enforcement or any other action under the Tax Covenant and (iii) the sale (or any other disposal) and subsequent transfer of shares in the capital of Lilium GmbH, a private company with limited liability incorporated under German law, registered with the Handelsregister B des Amtsgerichts München under number HRB 216921, may in each case only be adopted by the Non-Executive Directors by an absolute majority of the votes cast.

12.
Any resolution of the Board regarding the issuance of shares, or the granting of rights to subscribe for shares (i) to employees, other than in accordance with an employee plan, or (ii) to the Founder, may in each case only be adopted by the unanimous votes of the Non-Executive Directors.

Article 17. Approval of decisions of the Board.
1.
Without prejudice to any other applicable provisions of these articles of association, the Board shall require the approval of the General Meeting for resolutions of the Board regarding a significant change in the identity or nature of the Company or the enterprise, including in any event:

a.
the transfer of the enterprise or practically the entire enterprise to a third party;

b.
the conclusion or cancellation of any long-lasting cooperation by the Company or a Subsidiary with any other legal person or company or as a fully liable general partner of a limited partnership or a general partnership, provided that such cooperation or the cancellation thereof is of essential importance to the Company; and

c.
the acquisition or disposal of a participating interest in the capital of a company with a value of at least one-third of the sum of the assets according to the consolidated balance sheet with explanatory notes thereto according to the last adopted annual accounts of the Company, by the Company or a subsidiary.

2.
The Board is entitled to require resolutions of the Executive Directors to be subject to its approval. These resolutions shall be clearly specified and notified to the Executive Directors in writing.

3.
The lack of approval referred to in paragraph 1 and 2 of this article does not affect the authority of the Board or the Directors to represent the Company.

Article 18. Representation. Proxy holders.
1.
The Board shall be authorized to represent the Company. The Company shall also be represented by the Executive Director or by any two Directors acting jointly.

2.
The Board may appoint persons with general or limited power to represent the Company. Each of those persons shall be competent to represent the Company with due regard to any restrictions imposed on him.

3.
The Board can determine to grant a specific title to the persons as referred to in paragraph 2 of this article.

Article 19. Absence or prevention.
In the event of the absence or inability to act of one or more Directors, the powers of the Board remain intact, provided that:
(i)
in the event of the absence or inability to act of all Executive Directors, the Non-Executive Directors shall be authorized to temporarily entrust the management to others;

(ii)
in the event of the absence or inability to act of all Directors, the Secretary shall temporarily be responsible for the management of the Company until the vacancies have been filled. In the event of the absence or inability to act of all Directors, the Secretary will as soon as possible take the necessary measures required for a permanent solution.

CHAPTER VII.
Annual accounts. Profits.
Article 20. Financial year. Drawing up of the annual accounts. Accountant.
1.
The financial year of the Company shall run concurrently with the calendar year.

2.
Annually, as prescribed by law and in any event not later than five (5) months after the end of the financial year of the Company, the Board shall draw up the annual accounts and make these available for inspection by the Shareholders at the offices of the Company. This term may be extended by the General Meeting for a period not exceeding five (5) months, by reason of special circumstances. As far as required by law, the Board shall also prepare a management report within the abovementioned period and make the management board report available for inspection by the Shareholders.

3.
The annual accounts shall be signed by all Directors. If the signature of one or more of them is lacking, this shall be expressly stated and explained.

4.
The General Meeting shall instruct an Accountant to audit the annual accounts prepared by the

Board, in accordance with Section 2:393 paragraph 3 DCC. If the General Meeting fails to give these instructions, the Board shall be authorized to do so at the Company’s expense. The Accountant shall report on his audit to the Board and shall present the result of his audit in a report with due observance of Section 2:393 paragraph 2.
Article 21. Adoption of the annual accounts. Discharge. Publication.
1.
The General Meeting shall adopt the annual accounts. Adoption of the annual accounts shall not automatically discharge a Director. The General Meeting may discharge a Director by a separate resolution.

2.
The Company shall make the annual accounts publicly available within eight (8) days following the adoption thereof, unless a statutory exemption is applicable.

Article 22. Profits and loss.
1.
The profits of the Company appearing from the annual accounts adopted by the General Meeting shall be at the disposal of the General Meeting. The Board shall make a proposal to the General Meeting which amount of the profit shall be allocated to the Company’s profit reserves and which amount of the profit shall be available for distribution.

2.
The Company may distribute profits only if and to the extent that its shareholders’ equity is greater than the paid and called-up part of the issued capital plus the reserves which must be maintained by virtue of the law or the articles of association.

3.
Dividends may be paid only after adoption of the annual accounts which show that they are justified.

4.
For the purposes of determining the allocation of profits, any Shares held by the Company and any Shares of which the Company has a usufruct shall not be taken into account.

5.
The holders of Shares A and Shares B shall be entitled pari passu to the profits of the Company, pro rata to the total number of Shares A and Shares B held as a percentage of the total number of Shares A and Shares B issued and outstanding, provided that out of the profit of any financial year, the holders of Shares C shall be entitled to a maximum amount per financial year equal to one-tenth of a percent (0.1%) of the nominal value of such Shares C.

6.
The Board may resolve to declare interim dividends. Dividend payments as referred to in this paragraph may be made only if the provisions in paragraph 2 of this article have been met and in accordance with the relevant provisions of the law.

7.
Unless the General Meeting resolves, at the proposal of the Board, upon a different term for that purpose, dividends shall be made payable within thirty (30) days after they are declared.

8.
The General Meeting declaring a dividend may, upon proposal of the Board, decide that dividend will be distributed, wholly or partly, other than in cash.

9.
The General Meeting is authorized to reserve the profits to which the Shareholders are entitled, wholly or partly, for their benefit.

10.
A deficit may only be offset against the reserves prescribed by law to the extent that this is allowed by law.

11.
Any claim of a Shareholder for payment of a distribution shall be barred after five (5) years have elapsed, to be computed from the date on which such distribution becomes payable.

CHAPTER VIII.
General Meetings.
Article 23. General Meetings.
1.
During each financial year at least one (1) General Meeting shall be held, in which shall, in any event, be considered:

a.
the management report, as far as required by law;

b.
the adoption of the annual accounts;

c.
the granting of discharge from liability to the Directors for actions in respect of their management during the preceding financial year; and

d.
any other matters put forward by Board and announced pursuant to this article.

2.
Other General Meetings shall be held as often as the Board deems such necessary.

3.
The General Meeting shall be announced and convened with due observance of the relevant statutory minimum convening period.

4.
Notice of the General Meeting shall be given by the Board, subject to a time limit and in accordance with the applicable statutory provisions and stock exchange regulations; notice to holders of Shares and to usufructuaries and pledgees of Shares who are entitled to vote shall also be given by means of letters sent by registered post or by regular post.

5.
The Board may decide that the convocation letters as referred to in paragraph 4 in respect of a person entitled to attend a General Meeting pursuant to Shares who agrees thereto, is replaced by a legible and reproducible message sent by electronic mail to the address indicated by him to the Company for such purpose.

6.
The notice shall state the subjects on the agenda, the place and time of the General Meeting, the procedure for participation in the General Meeting and the exercise of voting rights in person or by proxy, matters and particulars prescribed by law, as well as any matters and particulars that the Board deems fit.

7.
An item proposed by one or more shareholders having the right thereto according to applicable law, will be included in the convocation or announced in the same manner, provided the company receives such substantiatedrequest or a proposal for a resolution in writing no later than the sixtieth day prior to the day of the meeting.

8.
The Board may resolve that Shareholders entitled to attend the General Meeting are those who at the record date laid down by law have these rights derived from their Shares and have been registered as such in a register designated by the Board for that purpose, regardless of who would have been entitled to attend the General Meeting based on the rights derived from Shares if no record date as contemplated in this paragraph should have been determined. The record date shall be the twenty-eighth day prior to the day of the meeting, unless Dutch law prescribes another record date or offers the opportunity for another record date. In the latter case the Board shall determine the record date. The convocation notice for the meeting shall state the record date and the manner in which the persons who derive their right to attend the General Meeting from their Shares may register and exercise their rights.

9.
General Meetings shall be held in the municipality in which the Company has its registered seat or alternatively in Rotterdam, Utrecht, The Hague or Haarlemmermeer (Schiphol Airport), the Netherlands.

10.
The General Meeting shall be presided by the Chairman or, if he is absent, by one of the other Non-Executive Directors designated for that purpose by the Board. If no Non-Executive Directors are present at the meeting, the General Meeting shall be presided by one of the Executive Directors designated for that purpose by the Board. The Chairman shall decide on all disputes with regard to voting, admitting people and, in general the procedure at the meeting, insofar as this is not provided for by law or the articles of association.

11.
Directors as such have an advisory vote in General Meetings.

Article 24. The entire issued capital is represented. Records.
1.
Valid resolutions in respect of matters which were not mentioned on the agenda in the notice of

General Meeting, or which have not been properly published, or in respect of which there has been no due observance of the period set for notice, can only be taken by unanimous votes in a General Meeting where the entire issued capital is represented.
2.
The Board shall keep a record of the resolutions taken. If the Board is not represented in a meeting, by or on behalf of the chairman of the meeting a copy of the resolutions taken will be provided to the Board as soon as possible after the meeting. The records shall be deposited at the offices of the Company for inspection by the Shareholders. Upon request each of them shall be provided with a copy or an extract of such record at not more than the actual costs.

Article 25. Right to attend a General Meeting. Votes.
1.
In each case without prejudice to the Voting Cap being applicable to any Shareholder, each Share A confers the right to cast twelve (12) votes in a General Meeting, each Share B confers the right to cast thirty-six (36) votes in a General Meeting and each Share C confers the right to cast twenty-four (24) votes in a General Meeting.

2.
Again, without prejudice to the Voting Cap being applicable to any Shareholder, each Shareholder shall be authorized to attend and address the General Meeting and, in the event the shareholder is entitled to the voting rights, to exercise the voting rights, either in person or by written proxy. The requirement of a written proxy is met if the proxy is recorded electronically.

3.
Each Shareholder is obliged to provide the Board with all information relevant to assess the applicability of the Voting Cap to the number of votes in the General Meeting available to such Shareholder.

4.
Before any General Meeting, the Board, acting reasonably and in accordance with Section 56 paragraphs 4 and 5 AWV (or a successor regulation), shall assess and confirm, based on the information available to it, whether the Voting Cap applies to the voting of a Shareholder in that General Meeting and inform the relevant Shareholder(s) and the General Meeting of the applicability of a Voting Cap to the voting in that General Meeting.

5.
The Board is authorized to determine that the rights in respect of a General Meeting as referred to in paragraph 2 can be exercised by using an electronic means of communication. If so decided, it will be required that the Shareholder or his proxy can be identified through the electronic means of communication, follow the discussions in the meeting and exercise voting rights. The Board may also determine that the electronic means of communication used must allow the Shareholder or his proxy to participate in the discussions.

6.
The Board may set further requirements to the use of the electronic means of communication referred to in paragraph 3 of this article. Those conditions shall be set out in the notice convening the meeting. The chairman of the General Meeting is fully authorized to take any action as he deems fit in the interest if the meeting being conducted properly. Any non or malfunctioning of the means of electronic communication used is at the risk of the Shareholder or proxy using the same.

7.
The Board may decide that persons entitled to attend and to vote at a General Meeting may, within a period prior to the General Meeting to be set by the Board, which period cannot start prior to the record date as meant in article 23 paragraph 8, cast their votes electronically in a manner to be decided by the Board and/or, if permitted by law, by post. Votes cast in accordance with the previous sentence are equal to votes cast at the General Meeting.

8.
Blank and invalid votes will not be counted as cast votes.

9.
In as far as Dutch law or these articles of association do not stipulate any greater majority, all resolutions by the General Meeting shall be passed by an absolute majority of the votes cast.

10.
In case of a tie of votes in an election of persons, one new voting will take place in the same meeting; in case the votes are tied again, the matter shall be decided by the drawing of lots.

If in an election among more than two (2) persons no one has obtained an absolute majority of the votes cast, a revote shall be taken between the two (2) candidates who have received the largest number of votes in their favor, where necessary after an interim vote and/or a drawing of lots.
In case of a tie of votes concerning another proposal than mentioned in this paragraph, the proposal is rejected.
Article 26. Resolutions outside of meetings. Records.
1.
Resolutions of the General Meeting may also be adopted in writing or by electronic means of communication without recourse to a General Meeting. These resolutions must be taken with unanimous votes of all Shareholders entitled to vote.

2.
The Board shall keep a record of the resolutions thus made. Each of the Shareholders must procure that the Board is informed in writing of the resolutions made in accordance with paragraph 1 of this article as soon as possible. The records shall be deposited at the offices of the Company for inspection by the Shareholders. Upon request each of them shall be provided with a copy or an extract of such record at not more than the actual costs.

Article 27. Class Meetings.
1.
Class Meetings shall be convened by the Board.

2.
The convocation shall take place not later than on the fifth (5th) day prior to the day on which the meeting shall take place.

3.
A Share of a certain class confers the right to cast one (1) vote in the respective Class Meeting.

4.
A Class Meeting shall be held in the municipality in which the Company has its registered seat or alternatively in Rotterdam, Utrecht, The Hague or Haarlemmermeer (Schiphol Airport), the Netherlands, provided, however, that if all of the holders of such class of Shares so agree, (i) a meeting of such class may instead be convened elsewhere, or (ii) such holders may pass resolutions in writing in accordance with article 26.

5.
Other than as varied by paragraphs 2 and 3 above, articles 23 through 26 shall apply, mutatis mutandis, to any meeting referred to in this article, save that the Directors have the right to render advice on any resolution proposed in any Class Meeting.

CHAPTER IX.
Amendment of the articles of association. Merger. Demerger. Conversion.
Article 28. Resolutions and proposals.
1.
Without prejudice to the provisions of article 2:334ff paragraph 1 DCC, on proposal of the Board, the General Meeting may resolve to amend the Company’s articles of association, to conclude a legal merger or a demerger, or to dissolve the Company. A resolution of the General Meeting on a legal merger or a demerger requires a majority of at least two-thirds (2/3rd) of the votes cast, if less than half of the issued capital is represented at the General Meeting.

2.
When a proposal is to be made to the General Meeting to enter into an amend the articles of association, a legal merger, legal demerger or to dissolve the Company, this must be mentioned in the convocation of the General Meeting. As regards an amendment of the articles of association, legal merger or legal demerger, a copy of the proposal including the text of the proposed amendment, legal merger or legal demerger must at the same time be deposited and held available at the offices of the Company for inspection by the Shareholders until the end of the meeting.

3.
A resolution to amend these articles of association which negatively impacts the rights of holders of Shares B, requires the prior approval of the Class Meeting Shares B.

4.
Unless the law provided for a larger majority or larger quorum, a resolution of the General Meeting to amend these articles of association as result of which one or more of the following articles is amended or abolished, requires the prior approval of the Class Meeting Shares A, which approval can only be granted by a majority of the votes cast in a meeting in which at least fifty percent (50%) of the issued and outstanding Shares A is present of represented:

a.
article 1 subsections j, n, s, aa, bb, dd, mm or nn;

b.
article 4 paragraph 2 or paragraph 3, to the extent it concerns a change of the nominal value of the Shares;

c.
article 4A;

d.
article 7 paragraph 1 or paragraph 2;

e.
article 16 paragraph 10, paragraph 11 or paragraph 12;

f.
article 22 paragraph 5;

g.
this article 28 paragraph 4.

A second general meeting as referred to in Section 2:120 paragraph 3 DCC cannot be convened.
5.
A resolution of the General Meeting to amend these articles of association as result of which article 14 paragraph 3 or this article 28 paragraph 5 is amended or abolished, requires within the first three years after the Closing Date a majority of at least eighty-five percent (85%) of the votes cast in a meeting in which at least eighty-five percent (85%) of the issued and outstanding share capital is present of represented. A second general meeting as referred to in Section 2:120 paragraph 3 DCC cannot be convened.

Article 29. Dissolution and liquidation.
1.
The General Meeting may only resolve to dissolve the Company at the proposal of the Board. The Board will be in charge of the liquidation of the business of the Company, unless the General Meeting appoints one or more other persons or the law provides otherwise.

2.
During liquidation, the provisions of these articles of association shall remain in force as far as possible.

3.
The balance remaining after payment of all debts of the dissolved Company, shall be transferred to the Shareholders pro rata to the total number of Shares held as a percentage of the total number of Shares issued and outstanding, albeit that the holders of Shares C shall be entitled to a maximum amount of one eurocent (EUR 0.01) per Share C.

4.
After the Company has ceased to exist, the books, records and other databases of the dissolved Company shall retain at the person appointed thereto in writing by the liquidators for seven (7) years.

5.
Furthermore, the provisions of Title 1, Book 2 DCC apply to the liquidation.

Indemnity and Insurance.
Article 30.
1.
To the fullest extent permissible by law, the Company shall indemnify and hold harmless:

a.
each Director, both former Directors and Directors currently in office;

b.
each person who is or was serving as an officer of the Company;

c.
each person who is or was serving as a proxy holder of the Company;

d.
each person who is or was a member of the board or supervisory board or officer of other companies or corporations, partnerships, joint ventures, trusts or other enterprises by virtue of their functional responsibilities with the Company and or its Subsidiaries,
(each of them, for the purpose of this article only, an “indemnified person”), against any and all liabilities, claims, judgments, fines and penalties (“claims”) incurred by the indemnified person as a result of any threatened, pending or completed action, investigation or other proceeding, whether civil, criminal or administrative (each, a “legal action”), brought by any party other than the Company itself or any Subsidiaries, in relation to acts or omissions in or related to his capacity as an indemnified person.
2.
Claims will include derivative actions brought on behalf of the Company or any Subsidiaries against the indemnified person and claims by the Company (or any Subsidiaries) itself for reimbursement for claims by third parties on the ground that the indemnified person was jointly liable toward that third party in addition to the Company.

3.
The indemnified person will not be indemnified with respect to claims insofar as they relate to the gaining in fact of personal profits, advantages or compensation to which he was not legally entitled, or if the indemnified person shall have been adjudged to be liable for willful misconduct (opzet) or intentional recklessness (bewuste roekeloosheid).

4.
Any expenses (including reasonable attorneys’ fees and litigation costs) (collectively,
“expenses”) incurred by the indemnified person in connection with any legal action shall be settled or reimbursed by the Company, but only upon receipt of a written undertaking by that indemnified person that he shall repay such expenses if a competent court in an irrevocable judgment has determined that he is not entitled to be indemnified.
Expenses shall be deemed to include any tax liability which the indemnified person may be subject to as a result of his indemnification.

5.
Also in case of a legal action against the indemnified person by the Company itself or any Subsidiary(s), the Company will settle or reimburse to the indemnified person his reasonable attorneys’ fees and litigation costs, but only upon receipt of a written undertaking by that indemnified person that he shall repay such fees and costs if a competent court in an irrevocable judgment has resolved the legal action in favor of the Company or the relevant Subsidiary(s) rather than the indemnified person.

6.
Expenses incurred by the indemnified person in connection with any legal action will also be settled or reimbursed by the Company in advance of the final disposition of such action, but only upon receipt of a written undertaking by that indemnified person that he shall repay such expenses if a competent court in an irrevocable judgment has determined that he is not entitled to be indemnified.

Such expenses incurred by indemnified persons may be so advanced upon such terms and conditions as the Board decides.
7.
The indemnified person shall not admit any personal financial liability vis-à-vis third parties, nor enter into any settlement agreement, without the Company’s prior written authorization.

The Company and the indemnified person shall use all reasonable endeavors to cooperate with a view to agreeing on the defense of any claims, but in the event that the Company and the indemnified person would fail to reach such agreement, the indemnified person shall comply with all reasonable directions given by the Company, in order to be entitled to the indemnity contemplated by this article.
8.
The indemnification provided for by this article shall not be deemed exclusive of any other right to which a person seeking indemnification or advancement of expenses may be entitled under the laws of the Netherlands as from time to time amended or under any by-laws, agreement, resolution of the General Meeting or of the Directors or officers who are not an interested party in this matter or otherwise, both as to actions in his official capacity and as to actions in another capacity while holding such position, and shall continue as to a person who has ceased to be a Director or an officer, but was a member of the board of directors or an officer at any time after the execution of this deed of amendment and shall also inure to the benefit of the heirs, executors and administrators of the estate of such person.
9.
The Company may purchase and maintain insurance on behalf of any indemnified person, whether or not the company would have the power to indemnify him against such liability under the provisions of this article. The indemnity contemplated by this article shall not apply to the extent claims and expenses are reimbursed by insurers.

10.
The Company will provide for and bear the cost of adequate insurance covering claims against the indemnified person, unless such insurance cannot be obtained at reasonable terms.

11.
This article can be amended without the consent of the indemnified persons as such.
However, the indemnity provided herein shall nevertheless continue to apply to claims and/or expenses incurred in relation to the acts or omissions by the indemnified person during the periods in which this clause was in effect.

12.
At its discretion, the Board may have the Company indemnify other members of the management team, not being Directors, or other employees, each in case of the Company or of a Subsidiary, comparable to the indemnification provided herein for the benefit of other indemnified persons.

Transitory Provisions.
Article 31.
The first financial year of the Company shall run up to and including the thirty-first day of December two thousand and twenty-one. This article and its heading shall cease to exist after the end of the first financial year.
Article 32.
1.
The provisions of article 4 paragraph 1 and paragraph 2 of these articles of association shall only come into effect if and when the share issue deed whereby [•] Shares A, numbered A[•] up to and including A[•] and [•] Shares B, numbered B[•] up to and including B[•] shall be issued to the parties holding shares in Lilium GmbH immediately prior to the Closing Date, becomes effective (the “Authorised Share Capital CP 2”), which shall be evidenced by the filing of a Board resolution with the trade register of the Chamber of Commerce that states that the Authorised Share Capital CP 2 has been fulfilled.

2.
Prior to the Authorised Share Capital CP 2, but after the deed of issue whereby [•] Shares A, numbered A[•] up to and including A[•] shall be issued to [•exchange agent], acting as an exchange agent for and on behalf of Cede & Co, a general partnership organized under the laws of the State of New York, United States of America, with its place of business at 55 Water Street, New York, NY 10041, United States of America, as nominee for The Depository Trust Company, a central securities clearing depository existing under the laws of the State of New York, United States of America, having its address at 55 Water Street, New York, NY 10041, United States of America, solely for the benefit of the parties holding shares in Qell Acquisition Corp. immediately prior to the Closing Date, becomes effective (the “Authorised Share Capital CP 1”), which shall be evidenced by the filing of a Board resolution with the trade register of the Chamber of Commerce that states that the Authorised Share Capital CP 1 has been fulfilled, article 4 paragraph 1 and paragraph 2 shall read as follows:

“1.
The authorized share capital of the Company amounts to [•] euro (EUR) [•].

“2.
The authorized share capital is divided into:

(i)
[•] ([•]) Shares A with a nominal value of twelve eurocent (EUR 0.12) each;

(ii)
[•] ([•]) Shares B with a nominal value of thirty-six eurocent (EUR 0.36) each; and

(iii)
[•] ([•]) Shares C with a nominal value of twenty-four eurocent (EUR 0.24) each.”

3.
Upon these articles of association taking effect and prior to the Authorised Share Capital CP 1, article 4 paragraph 1 and paragraph 2 shall read as follows:

“1.
The authorized share capital of the Company amounts to [•] euro (EUR) [•].

“2.
The authorized share capital is divided into:

(i)
[•] ([•]) Shares A with a nominal value of twelve eurocent (EUR 0.12) each;

(ii)
[•] ([•]) Shares B with a nominal value of thirty-six eurocent (EUR 0.36) each; and

(iii)
[•] ([•]) Shares C with a nominal value of twenty-four eurocent (EUR 0.24) each.”

4.
This article shall cease to exist upon the Authorised Share Capital CP 2.

Article 33.
1.
The provisions of article 14 paragraph 1, paragraph 2, paragraph 4 and paragraph 5 of these articles of association shall only come into effect the next day after the Closing Date (Central European Time). Until such point in time, article 14 paragraph 1 shall read as follows while paragraph 2, paragraph 4 and paragraph 5 shall be non-existent:

“1.
Executive and Non-Executive Directors shall be appointed as such by the General Meeting and for such term as set at the time of the appointment by the General Meeting, provided that a Director shall retire at the close of the first annual General Meeting held following the expiry of the term of his appointment, without prejudice to article 14 paragraph 3. A Director may be reappointed one or more times, with due observance of this paragraph and paragraph 3.”

2.
This article shall cease to exist the next day after the Closing Date (Central European Time).

Final Statement.
Finally, the person appearing has declared that:
a.
immediately prior to the moment that the subject amendment to the articles of association becomes effective, the entire issued and outstanding share capital of the Company amounted to forty-five thousand euro (EUR 45,000), comprised of four hundred and fifty thousand (450,000) ordinary shares with a nominal value of ten eurocent (EUR 0.10) each, numbered 1 up to and including 450,000 (the “Ordinary Shares”).

b.
as of the moment that the subject amendment to the articles of association becomes effective, the Ordinary Shares will be converted in three hundred seventy-five thousand (375,000) Shares A, numbered A1 up to and including A375,000; and

c.
therefore, as of the moment that the subject amendment to the articles of association becomes effective, the issued and paid up share capital of the Company amounts to forty-five thousand euro (EUR 45,000), divided into three hundred seventy-five thousand (375,000) Shares A, numbered A1 up to and including A375,000.

Conclusion deed.
The appearer is known to me, civil-law notary.
This deed is executed in Amsterdam (the Netherlands) on the date mentioned in the heading of this deed. After the substance of this deed and an explanation thereon have been stated to the appearer, the appearer has declared to have taken notice of the contents of this deed and to consent thereto. Immediately after those parts of the deed that the law requires to be read out have been read out, this deed is signed by the appearer and by me, civil-law notary.